Use these links to rapidly review the document

FORM 10-K TABLE OF CONTENTS
ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
CALLISTO PHARMACEUTICALS, INC. (A Development Stage Company) Index to the Consolidated Financial Statements
CALLISTO PHARMACEUTICALS, INC. FORM 10-Q

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CALLISTO PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PROXY STATEMENT/PROSPECTUS OF SYNERGY PHARMAECUTICALS INC.	PROXY STATEMENT OF CALLISTO PHARMACEUTICALS, INC.
2012 ANNUAL MEETING OF STOCKHOLDERS	SPECIAL MEETING OF STOCKHOLDERS

YOUR VOTE IS VERY IMPORTANT

         Synergy Pharmaceuticals Inc., which we refer to as Synergy, and Callisto Pharmaceuticals, Inc., which we refer to as Callisto, have entered into a merger agreement, as amended, pursuant to which Callisto will merge with and into Synergy, which transaction is referred to as the merger. Synergy and Callisto believe that the merger will enhance stockholders value for both Synergy and Callisto stockholders by (i) providing a method by which the Callisto stockholders can more directly share in the growth of Synergy and (ii) improving the share price of Synergy's common stock as a result of intended cost savings synergies. Before we complete the merger, the stockholders of Synergy and Callisto must approve and adopt the merger agreement. Callisto stockholders will vote to approve and adopt the merger agreement, as amended, and the other transactions and matters described below at a special meeting of stockholders to be held on January 3, 2013. Synergy stockholders will vote to approve and adopt the merger agreement and the other transactions and matters described below at an annual meeting of stockholders to be held on January 3, 2013.

         The holders of Callisto common stock will receive in the merger 0.1799 of a share of Synergy common stock in exchange for each share of Callisto common stock (the "Exchange Ratio") and the 22,295,000 shares of Synergy common stock held by Callisto will be canceled. In addition, each stock option exercisable for shares of Callisto common stock that is outstanding at the effective time of the merger will be assumed by Synergy and converted into a stock option to purchase the number of shares of Synergy's common stock that the holder would have received if such holder had exercised such stock option for shares of Callisto common stock prior to the merger and exchanged such shares for shares of Synergy's common stock in accordance with the Exchange Ratio. In addition, each Callisto stock option exercisable for shares of Synergy common stock that is outstanding at the effective time of the merger will be assumed by Synergy and each outstanding warrant or obligation to issue a warrant to purchase shares of Callisto common stock, whether or not vested, shall be cancelled.

         Synergy common stock is currently listed on The NASDAQ Capital Market under the symbol "SGYP." On November 30, 2012, the most recent practicable trading day prior to the printing of this Joint Proxy Statement/Prospectus, the closing price of Synergy common stock was $5.53 per share. The market price of the Synergy common stock may fluctuate before the completion of the merger, therefore, you are urged to obtain current market quotations for Synergy common stock. Synergy expects to issue an aggregate of 28,597,905 shares of its common stock in the merger upon completion of the merger, not including assumed stock options. We anticipate that the closing of the merger will occur not later than three business days following the affirmative Synergy and Callisto stockholder votes.

         We are asking stockholders of Synergy to adopt and approve the merger agreement at the annual meeting of stockholders to take place on January 3, 2013, at 10:00 am Eastern Time, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006. As this will be the annual meeting of Synergy stockholders, Synergy stockholders will also be asked to vote on Synergy director nominees, vote to approve an amendment to Synergy's 2008 Equity Compensation Incentive Plan to increase the number of shares of Synergy common stock reserved for issuance from 7,500,000 to 15,000,000, vote to amend Synergy's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000, to ratify the appointment of BDO USA, LLP as Synergy's independent registered public accounting firm, approve, on an advisory basis, the compensation of Synergy's named executive officers and recommend, on an advisory basis, the frequency with which Synergy should conduct future stockholder advisory votes on named executive officer compensation.

         We are asking stockholders of Callisto to adopt and approve the merger agreement at a special meeting of Callisto stockholders to take place on January 3, 2013, at 1:00 pm Eastern Time, at the offices of Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170. We cannot complete the merger unless Callisto and Synergy stockholders adopt and approve the merger agreement.

         After careful consideration, the Synergy and Callisto Boards of Directors have unanimously approved the merger agreement and the respective proposals referred to above, and each of the Synergy and Callisto Boards of Directors has determined that it is advisable to enter into the merger. Each of the Board of Directors of Synergy and the Board of Directors of Callisto recommends that its respective stockholders vote "FOR" the respective proposals described in the accompanying Joint Proxy Statement/Prospectus.

         PLEASE GIVE ALL OF THE DETAILED INFORMATION ON SYNERGY, CALLISTO AND THE MERGER CONTAINED IN THE JOINT PROXY STATEMENT/PROSPECTUS YOUR CAREFUL ATTENTION, ESPECIALLY THE DISCUSSION IN THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE 31 OF THIS JOINT PROXY STATEMENT/PROSPECTUS.

         Neither the Securities and Exchange Commission nor any state securities regulators has approved or disapproved the Synergy common stock to be issued under this Joint Proxy Statement/Prospectus or passed upon the adequacy or accuracy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

         This Joint Proxy Statement/Prospectus is not an offer to sell the Synergy common stock and it is not soliciting an offer to buy the Synergy common stock in any state where the offer or sale is not permitted.

         Joint Proxy Statement/Prospectus dated December 3, 2012 and to be mailed on or around December 5, 2012.

         Please also see "Where You Can Find More Information" on page 178.

ADDITIONAL INFORMATION

        This Joint Proxy Statement/Prospectus incorporates business and financial information about Synergy and Callisto that is not included in or delivered with this document. This information is available from Synergy or Callisto without charge by first class mail or equally prompt means within one business day of receipt of your request, excluding exhibits unless the exhibit has been specifically incorporated by reference into the information that this document incorporates. To obtain timely delivery, you must request the information no later than five business days before you must make your investment decision. In the case of Synergy stockholders, this means that you must make your request no later than December 27, 2012, and in the case of Callisto stockholders, this means that you must make your request no later than December 27, 2012. If you want to receive a copy of any document incorporated by reference, please request it in writing or by telephone from the appropriate company at the following address:

Synergy Pharmaceuticals Inc. 420 Lexington Avenue, Suite 1609 New York, New York 10170 Attention: Bernard F. Denoyer, Secretary Telephone: (212) 297-0020	Callisto Pharmaceuticals, Inc. 420 Lexington Avenue, Suite 1609 New York, New York 10170 Attention: Bernard F. Denoyer, Secretary Telephone: (212) 297-0010

        Stockholders may also consult Synergy's or Callisto's websites for more information concerning the merger described in this Joint Proxy Statement/Prospectus and each of the parties thereto. Synergy's website is www.synergypharma.com and Callisto's website is www.callistopharma.com. Information included on these websites is not incorporated by reference into this Joint Proxy Statement/Prospectus.

        This Joint Proxy Statement/Prospectus is dated December 3, 2012 and is first being mailed to the stockholders of Callisto and the stockholders of Synergy on or about December 5, 2012.

Synergy Pharmaceuticals Inc.
420 Lexington Avenue, Suite 1609
New York, New York 10170
(212) 297-0020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
SYNERGY PHARMACEUTICALS INC.
TO BE HELD ON JANUARY 3, 2013

To the Stockholders of Synergy Pharmaceuticals Inc.:

        The annual meeting of Synergy Pharmaceuticals Inc., a Delaware corporation, will be held on January 3, 2013, at 10:00 a.m., Eastern Time, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006 for the following purposes:

          1.     To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger, dated as of July 20, 2012, as amended on October 15, 2012, by and between Synergy Pharmaceuticals Inc. and Callisto Pharmaceuticals, Inc, as described in the attached Joint Proxy Statement/Prospectus;

          2.     To consider and vote upon an adjournment of the meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1;

          3.     To amend Synergy's 2008 Equity Compensation Incentive Plan to increase the number of shares of Synergy common stock reserved for issuance from 7,500,000 to 15,000,000, as described in the attached Joint Proxy Statement/Prospectus;

          4.     To amend Synergy's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000, as described in the attached Joint Proxy Statement/Prospectus;

          5.     To re-elect seven (7) current Synergy directors whose terms will continue until the 2013 Annual Meeting of Stockholders;

          6.     To ratify the appointment by the Audit Committee of the Board of Directors of BDO USA, LLP as the independent registered public accounting firm of Synergy Pharmaceuticals Inc. for its fiscal year ending December 31, 2012;

          7.     To approve, on an advisory basis, the compensation of Synergy's named executive officers;

          8.     To recommend, on an advisory basis, a three-year frequency with which Synergy should conduct future stockholder advisory votes on named executive officer compensation; and

          9.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors of Synergy has fixed November 29, 2012 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Synergy annual meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Synergy annual meeting. Only stockholders or their proxy holders and Synergy guests may attend the meeting. A list of stockholders entitled to vote will be kept at the offices of Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 1609, New York, New York for ten days before the meeting. At the close of business on the record date, Synergy had * shares of common stock outstanding and entitled to vote.

/s/ GARY S. JACOB Gary S. Jacob, Chief Executive Officer

December 3, 2012

Your vote is important.

        The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Synergy annual meeting is required to approve Proposal No. 2 regarding an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 3, Proposal No. 6, Proposal No. 7 and Proposal No. 8. In addition, the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Synergy annual meeting is required for approval of Proposal No. 3, Proposal No. 6, Proposal No. 7 and Proposal No. 8. The affirmative vote of the holders of a majority of the shares of Synergy common stock outstanding on the record date for the Synergy annual meeting is required for approval of Proposal No. 1 and 4. For the election of directors (Proposal No. 5), the seven nominees receiving the most "For" votes from the shares having voting power present in person or represented by proxy will be elected. You are urged to attend the annual meeting in person, but if you are unable to do so, the Board of Directors would appreciate the prompt return of the enclosed proxy card, dated and signed, or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. We strongly encourage you to vote electronically if you have that option.

Callisto Pharmaceuticals, Inc.
420 Lexington Avenue, Suite 445
New York, NY 10170
(212) 297-0010

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
CALLISTO PHARMACEUTICALS, INC.
TO BE HELD ON JANUARY 3, 2013

To the Stockholders of Callisto Pharmaceuticals, Inc:

        A special meeting of stockholders of Callisto Pharmaceuticals, Inc., a Delaware corporation, will be held on January 3, 2013, at 1:00 p.m., Eastern Time, at the offices of Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170, for the following purposes:

          1.     To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger, dated as of July 20, 2012, as amended on October 15, 2012, by and between Synergy Pharmaceuticals Inc. and Callisto Pharmaceuticals, Inc., as described in the attached Joint Proxy Statement/Prospectus;

          2.     To consider and vote upon an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1; and

          3.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on November 29, 2012 may vote at the special meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote will be kept at Callisto, 420 Lexington Avenue, Suite 1609, New York, NY 10170, for ten days before the special meeting.

Please do not send any certificates for your stock at this time.

/s/ GARY S. JACOB Gary S. Jacob, Chief Executive Officer

December 3, 2012

Your vote is important.

        The affirmative vote of the holders of a majority of the outstanding shares of common stock in person or by proxy at the Callisto special meeting is required to approve Proposal No. 1, regarding adoption and approval of the merger agreement. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Callisto special meeting is required to approve Proposal No. 2 regarding an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. You are urged to attend the special meeting in person, but if you are unable to do so, the Board of Directors would appreciate the prompt return of the enclosed proxy card, dated and signed, or, if your proxy card or voting instruction form so indicates, your prompt vote by telephone or internet. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of the adoption of the merger agreement and an adjournment of the Callisto special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. If you fail to return your proxy card or vote by telephone or internet, the effect will be a vote against the adoption of the merger agreement and your shares will not be counted for purposes of determining whether a quorum is present at the Callisto special meeting. If you do attend the Callisto special meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in "street name" by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

i

ii

Synergy Proposal No. 4—Approval of an Increase to the Number of Authorized Shares of Synergy common stock under Synergy's Second Amended and Restated Certificate of Incorporation	153
Synergy Proposal No. 5—Election of Directors	155
Nominees for Election at the 2012 Annual Meeting	155
Board Leadership Structure and Board's Role in Risk Oversight	157
Director Independence	158
Compensation of Director	158
Audit Committee	158
Compensation Committee	159
Corporate Governance/Nominating Committee	159
Code of Business Conduct and Ethics	160
Stockholder Communications	160
Compliance with Section 16(A) of the Exchange Act	160
Executive Officers	160
Compensation of Executive Officers	161
Director Compensation	170
Certain Relationships and Related Transactions	172
Conflicts of Interest	172
Synergy Proposal No. 6—Ratification of Appointment of Independent Registered Public Accounting Firm	173
Synergy Proposal No. 7—Advisory Vote on the Approval of Executive Compensation	174
Synergy Proposal No. 8—Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation	175
Householding of Proxy Materials	175
Other Matters	176
Chapter Seven—Callisto Special Meeting Proposals	177
Callisto Proposal No. 1—Adoption and Approval of the Merger Agreement	177
Callisto Proposal No. 2—Possible Adjournment of the Special Meeting	177
Chapter Eight—Additional Information for Stockholders	178
Future Stockholder Proposals	178
Legal Matters	178
Experts	178
Where You Can Find More Information	178
Annex A—Agreement and Plan of Merger, dated July 20, 2012
Annex B—Amendment No. 1 to the Agreement and Plan of Merger, dated October 15, 2012
Annex C—Opinion of Canaccord Genuity Inc.
Annex D—Opinion of Brean Murray, Carret & Co., LLC
Annex E—Synergy's 2008 Equity Compensation Incentive Plan
Annex F—Synergy's Amendment to the Second Amended and Restated Certificate of Incorporation
Annex G—Appraisal Rights under Delaware General Corporation Law
Annex H—Callisto's Annual Report on Form 10-K for the year ended December 31, 2011
Annex I—Callisto's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012

iii

CHAPTER ONE—THE MERGER

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:
What is the merger?

A:
Synergy and Callisto have entered into an Agreement and Plan of Merger, dated as of July 20, 2012, as amended on October 15, 2012, which is referred to as the merger agreement. The merger agreement contains the terms and conditions of the proposed business combination of Synergy and Callisto. Under the merger agreement, Callisto will merge with Synergy, which transaction is referred to as the merger. At the effective time of the merger, each share of Callisto common stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive 0.1799 of a share of Synergy common stock and the 22,295,000 shares of Synergy common stock held by Callisto will be canceled. In addition, each stock option exercisable for shares of Callisto common stock that is outstanding at the effective time of the Merger will be assumed by Synergy and converted into a stock option to purchase the number of shares of Synergy's common stock that the holder would have received if such holder had exercised such stock option for shares of Callisto common stock prior to the Merger and exchanged such shares for shares of Synergy common stock in accordance with the Exchange Ratio. In addition, each Callisto stock option exercisable for shares of Synergy common stock that is outstanding at the effective time of the Merger will be assumed by Synergy and each outstanding warrant or obligation to issue a warrant to purchase shares of Callisto common stock, whether or not vested, shall be cancelled.

Q:
Why are the two companies proposing to merge?

A:
Synergy and Callisto are proposing the merger because, among other things, it is believed that the merger will enhance stockholders value for both Synergy and Callisto stockholders by (i) providing a method by which the Callisto stockholders can more directly share in the growth of Synergy and (ii) resulting in improvement in the share price of Synergy's common stock as a result of anticipated cost savings synergies. Callisto has not been able to fund itself since early 2008 and has relied solely on advances from Synergy to continue its operating activities. From July 2008 through September 30, 2012, Callisto has accumulated $2,655,594 in indebtedness to Synergy, primarily to fund the cost of being a public company. Management estimates that the ongoing cost of a public audit, D&O insurance, printers, transfer agents and other administrative costs associated with being a publicly traded company have totaled between $250,000 and $300,000 per annum. For a discussion of Synergy's and Callisto's reasons for the merger, please see the sections entitled "Chapter One—The Merger Transaction—Recommendation of the Synergy Board of Directors and the Reasons for the Merger" and "Chapter One—The Merger Transaction—Recommendation of the Callisto Board of Directors and the Reasons for the Merger" in this Joint Proxy Statement/Prospectus.

Q:
What will happen in the merger?

A:
In the merger, Callisto will be merged into Synergy and will cease to exist. Based solely upon the outstanding shares of Synergy common stock on November 29, 2012 and Callisto's outstanding shares of common stock on November 29, 2012, immediately following the completion of the merger, Callisto stockholders will own approximately 39.5% of the combined company's outstanding common stock. Based upon the fully-diluted outstanding shares of Synergy and Callisto on November 29, 2012, immediately following the completion of the merger, Callisto security holders would own approximately 38.8% of the combined company's fully diluted outstanding common stock.

Q:
Why am I receiving this Joint Proxy Statement/Prospectus?

A:
You are receiving this Joint Proxy Statement/Prospectus because you have been identified as a stockholder of either Synergy or Callisto as of the applicable record date, and you are entitled to vote at such company's stockholder meeting. This document serves as both a joint proxy statement of Synergy and Callisto used to solicit proxies for the stockholder meetings, and as a prospectus of Synergy used to offer shares of Synergy common stock in exchange for shares of Callisto common stock in the merger. This Joint Proxy Statement/Prospectus contains important information about the merger and the stockholder meetings of Synergy and Callisto, and you should read it carefully.

Q:
Is my vote necessary to complete the Merger?

A:
Yes. The companies have agreed to combine the two companies upon the terms and conditions of the merger agreement that is described in this Joint Proxy Statement/Prospectus. You are receiving these proxy materials to help you decide, among other matters, how to vote your shares with respect to the proposed merger.

  The merger cannot be completed unless, among other things, the stockholders of both Synergy and Callisto approve the merger agreement and the transactions contemplated thereby. Your vote is important. Synergy and Callisto encourage you to vote as soon as possible.

Q:
On what matters are Synergy stockholders being asked to vote?

A:
Synergy stockholders are asked to vote on the following items:

•
the adoption and approval of the merger agreement, described under "Chapter One—The Merger Agreement" on page 91;

•
the adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the adoption of the merger agreement;

•
the approval of the increase in the number of shares authorized under Synergy's 2008 Equity Compensation Incentive Plan, as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 3—Approval of an Increase in the number of authorized shares issuable under the Synergy's 2008 Equity Compensation Incentive Plan" beginning on page 151;

•
the approval of the increase in the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000, as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 4" beginning on page 153;

•
the re-election of seven (7) current Synergy directors to hold office until the 2013 Synergy annual meeting as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 5" beginning on page 155;

•
the ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of Synergy for its fiscal year ending December 31, 2012 as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 6" beginning on page 173;

•
the approval, on an advisory basis, of the compensation of Synergy's named executive officers as described in the compensation discussion and analysis, the compensation tables, and the related disclosures contained in this Joint Proxy Statement/Prospectus as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 7" beginning on page 174;

  •
  approval of a three-year frequency for holding an advisory vote on executive compensation as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 8" beginning on page 175; and

  •
  such other matters as may properly come before the Synergy meeting.

Q:
What vote of Synergy stockholders is required to approve the proposals?

A:
The vote required of Synergy stockholders for each of (i) the adoption and approval of the merger agreement with Callisto and (ii) the approval of an amendment to Synergy's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000, is the approval of a majority of the outstanding common stock of the corporation entitled to vote.

  The vote required of Synergy stockholders for each of (i) the approval of an increase to the number of authorized shares issuable under Synergy's 2008 Equity Incentive Compensation Plan, (ii) the ratification of BDO USA, LLP as the independent registered public accounting firm, (iii) the advisory vote on the approval of executive compensation, (iv) the advisory vote on the frequency of holding an advisory vote on executive compensation, and (v) an adjournment of the meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the issuance of the shares of Synergy common stock, is the approval of a majority of the votes present, in person or by proxy, and entitled to vote on the matter.

  Please note, however, that the proposals regarding the approval of executive compensation and the frequency of holding such an advisory vote are advisory only and will not be binding. The results of the votes on those two advisory proposals will be taken into consideration by the Board of Directors of Synergy when making future decisions regarding these matters.

  Director Elections:    Each director nominee receiving a majority of the votes cast will be elected as a director. This means that the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that director nominee in order for that nominee to be elected as a director. If, however, the number of nominees exceeds the number of directors to be elected (a situation Synergy does not anticipate), the directors shall be elected by a plurality of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors. A plurality means that the seven (7) director nominees that receive the highest number of votes cast will be elected. In either event, shares not present at the meeting and shares voting "ABSTAIN" have no effect on the election of directors.

Q:
What constitutes a quorum for the Synergy Annual Meeting?

A:
A majority of the outstanding shares of Synergy's common stock entitled to vote being present in person or represented by proxy constitutes a quorum for the annual meeting. If a quorum is not present, the stockholders present, in person or by proxy, may adjourn the meeting, without notice other than announced at the meeting, to another place, if any, date or time.

Q:
On what matters are Callisto stockholders being asked to vote?

A:
Callisto stockholders will be asked to vote on the following items:

•
adoption and approval of the merger agreement as described under "Chapter One—The Merger—The Merger Agreement" on page 91;

•
adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement; and

•
such other matters as may be properly presented at the Callisto special meeting.

Q:
What vote of Callisto stockholders is required to approve the proposals?

A:
The vote required of Callisto Stockholders for the adoption and the approval of the merger agreement is the approval of a majority of the outstanding common stock of the corporation entitled to vote and for an adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the adoption and approval of the merger agreement, is the approval of a majority of the votes present, in person or by proxy, and entitled to vote on the matter.

Q:
What constitutes a quorum for the Callisto Special Meeting?

A:
A majority of the outstanding shares of Callisto's common stock entitled to vote being present in person or represented by proxy constitutes a quorum for the special meeting. If a quorum is not present, the stockholders present, in person or by proxy, may adjourn the meeting, without notice other than announced at the meeting, to another place, if any, date or time.

Q:
When and where are the stockholder meetings?

A:
The Synergy annual meeting will take place on January 3, 2013 at 10:00 a.m., Eastern Time, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006.

  The Callisto special meeting will take place on January 3, 2013 at 1:00 p.m., Eastern Time, at the offices of Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York, 10170.

Q:
Who is entitled to vote at Synergy's Annual Meeting?

A:
Each outstanding share of Synergy's common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. Only stockholders of record at the close of business on the record date, November 29, 2012, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any adjournment or postponement of the meeting. If your shares are held for you as a beneficial holder in "street name," please refer to the information forwarded to you by your bank, broker or other holder of record to see what you must do to vote your shares.

  A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at Synergy's corporate headquarters, 420 Lexington Avenue, Suite 1609, New York, New York, 10170, during normal business hours for a period of ten days before the annual meeting and at the time and place of the annual meeting.

Q:
Who is entitled to vote at Callisto's Special Meeting?

A:
Each outstanding share of Callisto's common stock entitles its holder to cast one vote on each matter to be voted upon at the special meeting. Only stockholders of record at the close of business on the record date, November 29, 2012, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any adjournment or postponement of the meeting. If your shares are held for you as a beneficial holder in "street name," please refer to the information forwarded to you by your bank, broker or other holder of record to see what you must do to vote your shares.

Q:
How do the boards of directors of Synergy and Callisto recommend I vote?

A:
The Boards of Directors of both companies have recommended that stockholders vote Yes for the merger. After careful consideration, Synergy's Board of Directors has determined by unanimous vote the merger to be fair to Synergy stockholders and in their best interests, and declared the merger advisable. Synergy's Board of Directors approved the merger agreement and recommends that Synergy stockholders adopt and approve the merger agreement.

  After careful consideration, Callisto's Board of Directors has determined, by unanimous vote, the merger to be fair to Callisto stockholders and in their best interests, and declared the merger advisable. Callisto's Board of Directors approved the merger agreement and recommends the adoption and approval of the merger agreement by Callisto stockholders. In considering the recommendation of the Callisto Board of Directors with respect to the merger agreement, Callisto stockholders should be aware that certain directors and officers of Callisto have certain interests in the merger that are different from, or are in addition to, the interests of Callisto stockholders generally. We encourage you to read the sections titled "Interests of Synergy Directors and Executive Officers in the Merger" and "Interests of Callisto Directors and Executive Officers" on pages 89 and 90 for a discussion of these interests.

Q:
How do I vote?

A:
You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•
as you instruct; and

•
according to the best judgment of the proxy holders if a proposal comes up for a vote at the annual or special meeting that is not on the proxy card.

  If you return a signed card, but do not provide voting instructions, your shares will be voted:

  •
  if you are a Synergy stockholder, FOR the issuance of shares of Synergy common stock in the merger, FOR the approval of an increase to the number of authorized shares issuable under Synergy's 2008 Equity Incentive Compensation Plan, FOR the approval of an increase in the number of authorized shares of common stock, FOR the re-election of the current Synergy directors, FOR the ratification of BDO USA, LLP as the independent registered public accounting firm, FOR the advisory vote on the approval of executive compensation, FOR the recommendation, on an advisory basis, a three-year frequency with which Synergy should conduct future stockholder advisory votes on executive officer compensation and FOR an adjournment of the meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the issuance of the shares of Synergy common stock;

  •
  if you are a Callisto stockholder, FOR the adoption and approval of the merger agreement and FOR adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement; and

  •
  according to the best judgment of the proxy holders if a proposal properly comes up for a vote at the annual or special meeting that is not on the proxy card.

  If you are a stockholder of record of Synergy, you may also vote on the Internet at www.pstvote.com/synergy2012. If you are a stockholder of record of Callisto, you may also vote on the internet at www.pstvote.com/callisto2012. See the instructions on your proxy card or voting instruction form. You are strongly encouraged to vote electronically.

Q:
What do I do if I want to change my vote?

A:
You may send in a later-dated, signed proxy or proxy card to your company's Secretary before your meeting or you can attend your meeting in person and vote. You may also revoke your proxy by sending a notice of revocation to your company's Secretary at 420 Lexington Ave., Suite 1609, New York, NY 10170. If you voted by the Internet, you can submit a later vote using such method.

Q:
If my shares are held in "street name" by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
If you do not provide your broker, bank or nominee with instructions on how to vote your "street name" shares, your broker, bank or nominee will not be permitted to vote them on the matters that are to be considered by the Synergy stockholders and the Callisto stockholders at their respective meetings relating to the merger. You should therefore be sure to provide your broker with instructions on how to vote your shares.

  If you wish to vote your shares in person, you must bring to the meeting a letter from the broker, bank or nominee confirming your beneficial ownership in the shares to be voted.

Q:
What is the effect of abstentions and broker non-votes?

A:
Abstentions with respect to Synergy Proposal No. 1 and Proposal No. 4 and Callisto Proposal No. 1 will have the same effect as an AGAINST vote. Abstentions with respect to all other proposals will have no effect on the outcome of the vote. Abstentions will be counted for the purpose of determining a quorum at the stockholder meetings.

  Matters subject to stockholder vote are classified as "routine" or "non-routine." In the case of non-routine matters, brokers may not vote shares held in "street name" for which they have not received voting instructions from the beneficial owner ("Broker Non-Votes"), whereas they may vote those shares in their discretion in the case of any routine matter. Broker Non-Votes will be counted for purposes of calculating whether a quorum is present at the stockholder meetings, but will not be counted for purposes of determining the numbers of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Broker Non-Votes for Synergy Proposals No. 1 and 4 and Callisto Proposal No. 1 will have the same effect as an AGAINST vote. Synergy Proposals No. 1, 2, 3, 4, 5, 7 and 8 as well as Callisto Proposals No. 1 and 2 are non-routine matters, but the Synergy Proposal No. 6 is a routine matter. Therefore, it is important that you complete and return your proxy early so that your vote may be recorded.

  Votes cast by proxy or in person at the stockholder meetings will be tabulated by the inspectors of election appointed for the stockholder meetings, who also will determine whether a quorum is present.

Q:
What appraisal rights do stockholders have in connection with the merger?

A:
The holders of Synergy common stock do not have any right to an appraisal of the value of their shares in connection with the merger. The holders of Callisto common stock do have a right to an appraisal of the value of their shares in connection with the merger if they do not vote for the merger and if they follow certain procedures described in the section entitled "Chapter One—The Merger—The Merger Transaction—Appraisal Rights" beginning on page 85.

Q:
What happens if I do not return a proxy card or otherwise provide proxy instructions?

A:
If you are a Synergy stockholder, the failure to return your proxy card or otherwise provide proxy instructions could be a factor in establishing a quorum for the annual meeting of Synergy stockholders for purposes of approving the issuance of shares pursuant to the merger agreement or other actions sought to be taken, which is required to transact business at the meeting. If you are a Callisto stockholder, the failure to return your proxy card or otherwise provide proxy instructions could be a factor in establishing a quorum for the special meeting of Callisto stockholders for purposes of approving the merger agreement, which is required to transact business at the meeting.

Q:
Should I send in my stock certificates now?

A:
No. If the merger is completed, Synergy will send Callisto stockholders written instructions for exchanging their stock certificates. Synergy stockholders will keep their existing certificates.

Q:
When do you expect the merger to be completed?

A:
Both Synergy and Callisto are working towards completing the merger as quickly as possible. We hope to complete the merger by February 14, 2013. However, the exact timing of completion of the merger cannot be determined yet because completion of the merger is subject to a number of conditions.

Q:
How many authorized but unissued shares of Synergy common stock will exist after the closing of the merger?

A:
Following the closing of the merger, we anticipate that there will be approximately 127,591,006 shares of authorized but unissued Synergy common stock. In addition to the number of issued and outstanding shares of Synergy common stock after the closing of the merger, Synergy will be required to reserve approximately 16,446,756 shares for future issuance following the merger as follows: (i) approximately 8,461,930 shares for issuance of Synergy common stock as a result of outstanding Synergy stock options; (ii) approximately 5,647,203 shares for issuance of Synergy common stock as a result of outstanding Synergy warrants; (iii) 1,000,000 shares for issuance of outstanding Callisto warrant to purchase shares of Synergy Common Stock to be assumed in connection with the merger and (iv) 1,337,623 shares for issuance of outstanding stock options assumed in connection with the merger.

Q:
What are the federal income tax consequences of the merger?

A:
Neither Synergy nor Callisto has requested or received a ruling from the Internal Revenue Service that the merger will qualify as a reorganization. The merger is intended to qualify as a reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code. Assuming that the merger qualifies as a reorganization, Callisto stockholders should not recognize any gain or loss for U.S. federal income tax purposes if they exchange their Callisto shares solely for shares of Synergy common stock.

  Tax matters are very complicated, and the tax consequences of the merger to each Callisto stockholder will depend on the facts of that stockholder's particular situation. You are urged to consult your own tax advisors regarding the specific tax consequences of the merger, including tax return reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any proposed changes in the tax laws. See "Chapter One—The Merger—The Merger Transaction—Certain U.S. Federal Income Tax Consequences of the Merger" beginning on page 82.

Q:
Whom do I call if I have questions about the meetings or the merger?

A:
Synergy stockholders may call Synergy Investor Relations at 212-297-0020. Callisto stockholders may call Callisto Investor Relations at 212-297-0010.

SUMMARY

        This summary highlights selected information from this Joint Proxy Statement/Prospectus and may not contain all of the information that is important to you. This summary discusses all of the material aspects of the merger. However, to understand the merger fully and for a more complete description of the legal terms of the merger, you should read this Joint Proxy Statement/Prospectus and the documents we have referred you to carefully. You may obtain the information incorporated by reference into this proxy statement/prospectus without charge by following the instructions in the section entitled "Chapter Eight—Additional Information for Stockholders—Where You Can Find More Information" on page 178.

 The Companies

Synergy Pharmaceuticals Inc.
420 Lexington Avenue, Suite 1609
New York, New York 10170
(212) 297-0020

        Synergy Pharmaceuticals Inc. is a development stage biopharmaceutical company focused primarily on the development of drugs to treat gastrointestinal, or GI, disorders and diseases. Synergy's lead product candidate is plecanatide (formerly called SP-304), a guanylyl cyclase C, or GC-C, receptor agonist, to treat GI disorders, primarily chronic constipation, or CC, and constipation-predominant-irritable bowel syndrome, or IBS-C. CC and IBS-C are functional gastrointestinal disorders that afflict millions of sufferers worldwide. CC is primarily characterized by constipation symptoms but a majority of these patients report experiencing bloating and abdominal discomfort as among their most bothersome symptoms. IBS-C is characterized by frequent and recurring abdominal pain and/or discomfort associated with chronic constipation. Synergy is also developing SP-333, its second generation GC-C receptor agonist for the treatment of gastrointestinal inflammatory diseases, such as ulcerative colitis, or UC.

Callisto Pharmaceuticals, Inc.
420 Lexington Avenue, Suite 1609
New York, New York 10170
(212) 297-0010

        Callisto Pharmaceuticals, Inc. is a development stage biopharmaceutical company that until May 9, 2012, focused primarily on the development of drugs to treat gastrointestinal disorders and diseases. Prior to May 9, 2012, Callisto operated as a holding company through two controlled subsidiaries: Synergy and Callisto Research Labs, LLC (100% owned). On May 9, 2012, Synergy closed an underwritten public offering of 10 million shares of common stock at an offering price of $4.50 per share, resulting in gross proceeds of $45 million before deducting underwriting discounts, commissions and other estimated offering expenses of approximately $3 million (the "Offering"). As a result Callisto's equity ownership in Synergy decreased to approximately 34% and Callisto's management determined that Callisto no longer had control over the operations and decision making of Synergy. Therefore, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements (the "Deconsolidation").

The Merger Agreement (see page 91)

        A copy of the merger agreement, as amended, is attached as Annex A and Annex B to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Synergy and Callisto encourage you to read the entire merger agreement, as amended, carefully because it is the principal document governing the merger. We currently expect that the merger will be completed during the first quarter of 2013. However, we cannot predict the actual timing of the completion of the merger.

 Merger Consideration (see page 91)

        If the merger is completed, Callisto will merge with and into Synergy, and Synergy will survive the merger. Each Callisto stockholder will receive, in exchange for each share of Callisto common stock held or deemed to be held by such stockholder immediately prior to the closing of the merger, 0.1799 shares of Synergy Common Stock and the 22,295,000 shares of Synergy common stock held by Callisto will be canceled. As a result, immediately after the merger Callisto stockholders will own approximately 38.8% of the outstanding shares of the combined company on a fully diluted basis and Synergy stockholders will own approximately 61.2% of the outstanding shares of the combined company on a fully diluted basis.

        In addition, each stock option exercisable for shares of Callisto common stock that is outstanding at the effective time of the Merger will be assumed by Synergy and converted into a stock option to purchase the number of shares of Synergy's common stock that the holder would have received if such holder had exercised such stock option for shares of Callisto common stock prior to the Merger and exchanged such shares for shares of Synergy's common stock in accordance with the Exchange Ratio, respectively. In addition, each Callisto stock option exercisable for shares of Synergy common stock that is outstanding at the effective time of the Merger will be assumed by Synergy and each outstanding warrant or obligation to issue a warrant to purchase shares of Callisto common stock, whether or not vested, shall be cancelled.

        For a more complete description of the merger consideration to be issued by Synergy and the treatment of Callisto options , please see the section entitled "Chapter One—The Merger—The Merger Agreement" in this Joint Proxy Statement/Prospectus.

Risks Relating to the Merger (see page 31)

        In evaluating the adoption of the merger agreement or the issuance of shares of Synergy common stock in the merger, you should carefully read this Joint Proxy Statement/Prospectus and especially consider the factors discussed in the section titled "Chapter One—The Merger—Risk Factors," starting on page 31, for a description of risks relating to the merger, the combined company's businesses, and Synergy's common stock.

Reasons for the Merger

Recommendation of the Synergy Board of Directors and its Reasons for the Merger (see page 64)

        The Synergy Board of Directors approved the merger based on a number of factors, including, among other factors, the following:

  •
  the potential opportunity for the two companies to integrate their operations and development processes and to combine their technological resources to increase functionality and bring drug therapies to market faster;

  •
  the competitive and market environments in which Synergy and Callisto operate, and the potential for the merger to enhance the scale of Synergy's ability to compete effectively in those environments;

  •
  historical and current information about each of the combining companies and their businesses, prospects, financial performance and condition, operations, technology, management and competitive position, before and after giving effect to the merger and the merger's potential effect on stockholder value, including public reports filed with the SEC, analyst estimates, market data and management's knowledge of the industry;

  •
  the potential cost savings synergies derived from the Merger, thus enhancing stockholders value. Callisto has not been able to fund itself since early 2008 and has relied solely on advances from

    Synergy to continue its operating activities. From July 2008 through June 30, 2012, Callisto has accumulated $1,936,609 of indebtedness to Synergy, primarily to fund the cost of being a public company. Management estimates that the ongoing cost of a public audit, D&O insurance, printers, transfer agents and other administrative costs associated with being a publicly traded company have totaled between $250,000 and $300,000 per annum;

  •
  the results of the due diligence review of Callisto's business and operations by Synergy's management, legal advisors and financial advisors;

  •
  the terms and conditions of the merger agreement;

  •
  the likelihood that the merger will be consummated on a timely basis; and

  •
  the opinion of Synergy's financial advisor, dated October 15, 2012, to the Synergy board of directors that, as of such date and based on and subject to the assumptions, limitations, qualifications and other matters set forth in the opinion, the exchange ratio of 0.1799 shares of Synergy common stock to be issued in exchange for each share of Callisto common stock pursuant to the merger agreement was fair to Synergy from a financial point of view.

        The Synergy Board of Directors considered the potential risks of the merger, including, but not limited to, the following:

  •
  the risks, challenges and costs inherent in combining the operations of two companies and the substantial expenses to be incurred in connection with the merger, including the possibility that delays or difficulties in completing the integration could adversely affect the combined company's operating results and preclude the achievement of some benefits anticipated from the merger;

  •
  the possible volatility, at least in the short term, of the trading price of Synergy's common stock resulting from the merger announcement;

  •
  the possible loss of key management, technical or other personnel of either of the combining companies as a result of the management and other changes that will be implemented in integrating the businesses;

  •
  the risk of diverting management's attention from other strategic priorities to implement merger integration efforts;

  •
  the possibility that the reactions of existing and potential competitors to the combination of the two businesses could adversely impact the competitive environment in which the companies operate;

  •
  the risk that the merger might not be consummated in a timely manner, or that the merger might not be consummated at all;

  •
  the risk to Synergy's business, operations and financial results in the event that the merger is not consummated;

  •
  the risk that the anticipated benefits of product integration and interoperability and cost savings will not be realized;

  •
  the potential incompatibility of business cultures; and

  •
  various other applicable risks associated with the combined company and the merger, including those described in the section of this Joint Proxy Statement/Prospectus entitled "Risk Factors" beginning on page 31.

 Recommendation of the Callisto Board of Directors and its Reasons for the Merger (see page 72)

        The Callisto Board of Directors approved the merger based on a number of factors, including, among other factors, the following:

  •
  the strategic rationale for the merger and the potential benefits of the contemplated transaction;

  •
  the possible alternatives to the merger, including the possibility of continuing to operate as an independent entity and the perceived risks thereof, and the potential for an alternative combination transaction to the merger based upon the discussions held by Callisto and senior management, with the assistance of Callisto's financial advisor;

  •
  current and historical information concerning Callisto's and Synergy's respective businesses, operations, management, financial performance and conditions, technology, operations, prospects and competitive position, before and after giving effect to the merger and the merger's potential effect on stockholder value;

  •
  the potential business, operational and financial synergies that may be realized over time by the combined company following the merger. Callisto has not been able to fund itself since early 2008 and has relied solely on advances from Synergy to continue its operating activities. From July 2008 through September 30, 2012, Callisto has accumulated $2,655,594 of indebtedness to Synergy, primarily to fund the cost of being a public company. Management estimates that the ongoing cost of a public audit, D&O insurance, printers, transfer agents and other administrative costs associated with being a publicly traded company have totaled between $250,000 and $300,000 per annum;

  •
  its knowledge of the business, operations, financial condition and earnings of Synergy, taking into account the results of the due diligence review of Synergy;

  •
  the likelihood that the merger will be completed;

  •
  current financial market conditions and historical market prices, volatility and trading information with respect to Callisto's and Synergy's common stock;

  •
  the terms of the merger agreement, including the parties' representations, warranties and covenants, and the conditions to their respective obligations;

  •
  the consideration to be received by Callisto stockholders in the merger, including the form of such consideration, which enables Callisto's stockholders to continue to have a substantial equity interest in the combined company following the merger, as well as the fact that the shares of Synergy common stock to be received by Callisto's stockholders will be received in a tax-free exchange; and

  •
  the opinion of Callisto's financial advisor, dated October 11, 2012 to the Callisto special committee of the board of directors that as of July 20, 2012, based on and subject to the assumptions, limitations, qualifications and other matters set forth in the opinion, the exchange ratio of 0.1799 shares of Synergy common stock to be issued in exchange for each share of Callisto common stock pursuant to the merger agreement was fair to the Callisto stockholders from a financial point of view.

        The Callisto Board of Directors considered the potential risks of the merger, including, but not limited to, the following:

  •
  the fact that because of the fixed exchange ratio of 0.1799 shares of Synergy common stock for each share of Callisto common stock, if Synergy's share price declines prior to the consummation of the merger, the consideration to be received by the stockholders of Callisto would also decline;

  •
  the inability of Callisto's stockholders to realize the long-term value of the successful execution of Callisto's current strategy as an independent company;

  •
  the risks associated with remaining an independent company, including increased competition, industry consolidation trends, difficulties of achieving scale, the significant and increasing cost of complying with obligations as a publicly traded company, anticipated operating performance and a review of ongoing product development initiatives;

  •
  the possibility that the merger might not be completed and the potential effects of the public announcement and pendency of the merger on management attention;

  •
  the trading values of Callisto's common stock relative to trading values of Synergy's common stock;

  •
  the fact that certain of the directors and executive officers of Callisto may have conflicts of interest in connection with the merger, as they may receive certain benefits that are different from, and in addition to, those of the other stockholders of Callisto;

  •
  that, while the merger is expected to be completed, there can be no assurance that all conditions to the parties' obligations to complete the merger will be satisfied, and as a result, it is possible that the merger may not be completed, even if the merger agreement is adopted by the stockholders of Callisto;

  •
  the risk of not realizing all of the anticipated strategic benefits between Callisto and Synergy and the risk that other anticipated benefits might not be realized;

  •
  the risk that the merger may not be consummated in a timely manner or that the merger may not be consummated at all;

  •
  the substantial costs to be incurred in connection with the merger, including the costs of integrating the businesses of Callisto and Synergy and the transaction expenses arising from the merger; and

  •
  various other applicable risks associated with the combined company and the merger, including the risks described in the section titled "Risk Factors" beginning on page 42.

Opinion of Synergy's Financial Advisor (see page 66)

        In connection with the merger, Canaccord Genuity Inc., or Canaccord Genuity, Synergy's financial advisor, delivered to the Special Project Committee of the Synergy Board of Directors an opinion, dated July 20, 2012, as to the fairness, from a financial point of view and as of the date of such opinion, to Synergy of the issuance of the shares of Synergy common stock to be issued in the merger pursuant to the terms of the merger agreement entered into on July 20, 2012 (prior to being amended). Subsequently, Canaccord Genuity delivered to the Special Project Committee of the Synergy Board of Directors an opinion, dated October 15, 2012, as to the fairness, from a financial point of view and as of the date of such opinion, to Synergy of the issuance of the shares of Synergy common stock to be issued in the merger pursuant to the merger agreement, as amended by amendment no. 1 entered into on October 15, 2012. The full text of Canaccord Genuity's opinion is attached to this Joint Proxy Statement/Prospectus as Annex C and is incorporated into this Joint Proxy Statement/Prospectus by reference. Holders of Synergy common stock are encouraged to read Canaccord Genuity's opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord in connection with its opinion. Canaccord Genuity's opinion was addressed to the Special Project Committee of the Synergy Board of Directors, was only one of many factors considered by the Special Project Committee and the Synergy Board of Directors in their evaluation of the merger and only addresses the fairness, from a financial point of view, to Synergy of the issuance of the shares of Synergy common stock to be issued in the merger. Canaccord Genuity's opinion does not address the merits of the underlying decision by Synergy to engage in the merger or related transactions or the relative merits of the merger or related transactions as compared to any other transaction or business strategy in which Synergy might engage and is not intended to, and does not, constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the merger or related transactions or any other transaction or business strategy in which Synergy might engage.

 Opinion of Callisto's Financial Advisor (see page 74)

        In connection with the merger, the Callisto Board of Directors originally received an opinion, dated July 20, 2012, from Brean Murray, Carret & Co., LLC, Callisto's financial advisor, as to the fairness, from a financial point of view and as of the date of such opinion, to Callisto of the Exchange Ratio provided for in the merger which at the time was .17 of a share of Synergy common stock for each share of Callisto common stock. Subsequently, Synergy and Callisto entered into an amendment to the merger agreement dated October 15, 2012, which among other things, increased the Exchange Ratio to .1799 of a share of Synergy common stock in exchange for each share of Callisto common stock, and extended the stockholder lock up period to 24 months. In connection with the amendment to the merger agreement, the Callisto Board of Directors received an opinion, dated October 11, 2012, from Brean Murray that as of the execution of the merger agreement on July 20, 2012, prior to the impact of the merger announcement on the market, the increased Exchange Ratio, from a financial point of view was fair to Callisto. See "Chapter One—The Merger—Risk Factors—Risk Factors Related to the Merger" on page 31. The full text of Brean Murray's opinion is attached to this Joint Proxy Statement/Prospectus as Annex D and is incorporated into this Joint Proxy Statement/Prospectus by reference. Holders of Callisto common stock are encouraged to read Brean Murray's opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Brean Murray in connection with its opinion. Brean Murray's opinion was addressed to the Special Committee of the Callisto Board of Directors, was only one of many factors considered by the Callisto Board of Directors in its evaluation of the merger and only addresses the fairness of the exchange ratio from a financial point of view to Callisto. Brean Murray's opinion does not address the merits of the underlying decision by Callisto to engage in the merger or related transactions or the relative merits of the merger or related transactions as compared to any other transaction or business strategy in which Callisto might engage and is not intended to, and does not, constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the merger or related transactions or any other transaction or business strategy in which Callisto might engage.

 Interests of Certain Persons in the Merger

        In considering the recommendation of the Callisto board of directors with respect to approving the merger, Callisto stockholders should be aware that certain members of the board of directors and executive officers of Callisto have interests in the merger that may be different from, or in addition to, interests they have as Callisto stockholders. For example, following the consummation of the merger, certain directors and executive officers of Callisto will continue to serve on the board of directors and management, respectively, of the combined company. In addition, certain executive officers and directors of Callisto entered into voting agreements with Callisto in connection with the merger.

        The following table sets forth the beneficial ownership interest of the principal stockholders in Callisto, Synergy and the combined company:

	Synergy			Callisto			Combined Company
Name	Number of shares		Percentage**	Number of shares		Percentage***	Number of shares	Percentage****
Gabriele M. Cerrone	1,389,378	(1)	2.1%	3,417,292	(2)	2.1%	2,004,149	2.7%
Gary S. Jacob	813,670	(3)	1.2%	1,851,745	(4)	1.2%	1,146,799	1.6%
Bernard Denoyer	79.445	(5)	*	300,000	(6)	*	133,415
								*
John P. Brancaccio	135,688	(7)	*	283,759	(8)	*	186,736
								*
Randall K. Johnson	—		—	260,636	(9)	*	46,888	*
Kunwar Shailubhai	538,331	(10)	*	325,000	(11)	*	596,799	1.0%
Chris McGuigan	119,401	(11)	*	—		—	119,401	*
Thomas Adams	117,492	(11)	*	—		—	117,492	*
Melvin K. Spigelman	172,247	(11)	*	—		—	172,247	*
Alan F. Joslyn	55,000	(11)	*	—		—	55,000	*
R. Merrill Hunter	3,305,200		5.0%	25,376,872		16.0%	7,870,499	10.9%

*
Less than one percent (1%)

**
Percentage of Synergy is based upon 66,130,746 shares of common stock outstanding as of November 29, 2012.

***
Percentage of Callisto is based upon 158,965,565 shares of common stock outstanding as of November 29, 2012.

****
Percentage of common stock of the combined company is based on 72,433,621 shares of common stock of the combined company outstanding upon the consummation of the merger and assumes that the exchange ratio to be used in connection with the merger is approximately 0.1799 shares of Synergy common stock for each share of Callisto common stock.

(1)
Consists of 187,470 shares of common stock held by Mr. Cerrone, 462,531 shares of common stock issuable upon exercise of stock options held by Mr. Cerrone, 443,760 shares of common stock held by Panetta Partners, Ltd and 295,617 shares of common stock issuable upon exercise of warrants held by Panetta Partners, Ltd. Mr. Cerrone is the sole director of Panetta Partners, Ltd. and in such capacity exercises voting and dispositive control over securities owned by Panetta Partners, Ltd. despite him having only a small pecuniary interest in such securities.

(2)
Includes 1,368,055 shares of common stock issuable upon exercise of stock options.

(3)
Consists of 288,296 shares of common stock, 50,413 shares of common stock issuable upon exercise of warrants and 474,961 shares of common stock issuable upon exercise of stock options.

(4)
Includes 1,597,500 shares of common stock issuable upon exercise of stock options.

(5)
Consists of 2,952 shares of common stock, 1,476 shares of common stock issuable upon exercise of warrants and 75,017 shares of common stock issuable upon exercise of stock options.

(6)
Consists of shares of common stock issuable upon exercise of stock options.

(7)
Consists of shares of common stock issuable upon exercise of stock options.

(8)
Includes 170,123 shares of common stock issuable upon exercise of stock options.

(9)
Includes 140,500 shares of common stock issuable upon exercise of stock options.

(10)
Consists of 88,018 shares of Synergy common stock, 12,788 shares of Synergy common stock issuable upon exercise of warrants and 437,526 shares of Synergy common stock issuable upon exercise of stock options.

(11)
Consists of shares of common stock issuable upon exercise of stock options.

Regulatory Approvals

        Synergy must comply with applicable federal and state securities laws in connection with the issuance of shares of Synergy common stock to Callisto's stockholders and the filing of this Joint Proxy Statement/Prospectus with the Securities and Exchange Commission, or the SEC. As of the date hereof, the registration statement of which this Joint Proxy Statement/Prospectus is a part has not become effective.

        Please see the section entitled "Chapter One—The Merger Transaction—Regulatory Approvals" in this Joint Proxy Statement/Prospectus.

Accounting Treatment of the Merger

        As Callisto does not meet the definition of a business under ASC 805, the merger will not be accounted for as a business combination. The merger is expected to be accounted for as a recapitalization of Synergy, effected through exchange of Callisto shares for Synergy shares, and the cancellation of Synergy shares held by Callisto. The excess of Synergy shares issued to Callisto shareholders over the Synergy shares held by Callisto is the result of a discount associated with the restricted nature of the Synergy shares to be received by Callisto shareholders. Therefore, considering this discount, the share exchange has been determined to be equal from a fair value stand point. Upon the effective date of the Merger, Synergy will account for the merger by assuming Callisto's net liabilities. Synergy's financial statements will reflect the operations of Callisto prospectively and will not be restated retroactively to reflect the historical financial position or results of operations of Callisto.

Material U.S. Federal Income Tax Consequences

        It is expected that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the completion of the merger is conditioned on the receipt by Callisto of an opinion from its outside counsel to the effect that the merger will qualify as such a reorganization. If the merger qualifies as a reorganization, Callisto stockholders generally will not recognize gain or loss upon the receipt of Synergy common stock in exchange for Callisto common stock in connection with the merger.

        Tax matters are very complicated, and the tax consequences of the merger to a particular stockholder will depend in part on such stockholder's circumstances. Accordingly, you are urged to consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including the applicability and effect of federal, state, local and foreign income and other tax laws. For more information on the federal income tax effect of the merger, see the section entitled "Chapter One—The Merger Transaction—Certain U.S. Federal Income Tax Consequences of the Merger."

 Comparison of Stockholder Rights

        If Synergy and Callisto successfully complete the merger, holders of Callisto common stock will become Synergy stockholders, and their rights as stockholders will be governed by Synergy's second amended and restated certificate of incorporation and bylaws. There are differences between the certificates of incorporation and bylaws of Synergy and Callisto. Since Callisto and Synergy are both Delaware corporations, the rights of Callisto stockholders will continue to be governed by Delaware law after the completion of the merger. See "Chapter Five—Comparison of Rights of Holders of Synergy Common Stock and Callisto Common Stock" in this Joint Proxy Statement/Prospectus for more information.

 Appraisal Rights in Connection with the Merger

        Under Delaware law, Callisto common stockholders are entitled to appraisal rights in connection with the merger. Holders of Synergy common stock are not entitled to appraisal rights in connection with the merger. For more information about appraisal rights, see the provisions of Section 262 of the DGCL, attached as Annex G to this Joint Proxy Statement/Prospectus, and the section entitled "Chapter One—The Merger Transaction—Appraisal Rights" in this Joint Proxy Statement/Prospectus.

Conditions to Completion of the Merger

        Synergy and Callisto are required to complete the merger only if certain customary conditions are satisfied or waived, including, but not limited to:

  •
  approval of the merger by stockholders holding a majority of the outstanding shares of Callisto common stock in person or by proxy at Callisto's special meeting;

  •
  approval of the merger by stockholders holding a majority of the outstanding shares of Synergy common stock in person or by proxy at Synergy's annual meeting;

  •
  the filing and effectiveness of a registration statement under the Securities Act of 1933, as amended, in connection with the issuance of Synergy common stock in the merger;

  •
  the respective representations and warranties of Synergy and Callisto, shall be true and correct in all material respects as of the date of the merger agreement and the closing;

  •
  each executive of Synergy or any of its subsidiaries and Callisto or any of its subsidiaries shall have delivered a waiver of rights to payments, bonuses, vesting, acceleration or other similar rights that are or may be triggered by the merger;

  •
  the shares of Synergy common stock to be issued in the merger and such other shares of Synergy common stock to be reserved for issuance in connection with the merger shall have been approved for listing on The NASDAQ Capital Market;

  •
  no material adverse effect with respect to Synergy or Callisto or their respective subsidiaries shall have occurred since the date of the merger agreement and the closing of the merger;

  •
  performance or compliance in all material respects by Synergy and Callisto with their respective covenants and obligations in the merger agreement; and

  •
  Callisto shall have obtained any consents or waivers of approvals required in connection with the merger.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time before the completion of the merger, whether before or after the required stockholder approval to complete the merger has been obtained, as set forth below:

  •
  by mutual written consent of Synergy and Callisto, duly authorized by their respective boards of directors;

  •
  by either Synergy or Callisto if the merger is not consummated by the date that is 6 months after the signing date of the merger agreement for any reason; provided, however, that this right to terminate is not available to any party whose action or failure to act has been a principal cause of the failure of the merger to occur on or before such date;

  •
  by either Synergy or Callisto if a court, administrative agency, commission, governmental or regulatory authority issues a final and nonappealable order, decree or ruling or taken, any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger;

  •
  by either Synergy or Callisto if the requisite approval of the stockholders of Callisto is not obtained by reason of the failure to obtain the requisite vote at a meeting of the stockholders of Callisto, duly convened therefore or at any adjournment or postponement; provided, however, that this right to terminate is not available to Callisto if the failure to obtain the requisite approval of the stockholders of Callisto was caused by the action or failure to act of Callisto, and such action or failure to act constitutes a breach of the merger agreement;

  •
  by Synergy if a triggering event (as defined below) occurs;

  •
  by Callisto, upon a breach of any representation, warranty, covenant or agreement on the part of Synergy set forth in the merger agreement, or if any representation or warranty of Synergy becomes untrue, such that the conditions to the merger would not be satisfied as of the time of such breach or as of the time such representation or warranty becomes untrue; provided, however, that if such inaccuracy in Synergy's representations and warranties or breach by Synergy is curable by Synergy through the exercise of its commercially reasonable efforts, then Callisto may not terminate the merger agreement for thirty (30) calendar days following the delivery of written notice from Callisto to Synergy of such breach, provided Synergy continues to exercise commercially reasonable efforts to cure such breach (it being understood that Callisto may not terminate the agreement if such breach by Synergy is cured during such thirty (30) calendar day period); or

  •
  by Synergy, upon a breach of any representation, warranty, covenant or agreement on the part of Callisto set forth in the merger agreement, or if any representation or warranty of Callisto becomes untrue, such that the conditions to the merger would not be satisfied as of the time of such breach or as of the time such representation or warranty becomes untrue; provided, however, that if such inaccuracy in Callisto' representations and warranties or breach by Callisto is curable by Callisto through the exercise of its commercially reasonable efforts, then Synergy may not terminate the merger agree-ment for thirty (30) calendar days following the delivery of written notice from Synergy to Callisto of such breach, provided Callisto continues to exercise commercially reasonable efforts to cure such breach (it being understood that Synergy may not terminate the agreement if such breach by Callisto is cured during such thirty (30) calendar day period); or

  •
  by Synergy if a change that is materially adverse to the business, assets, capitalization, financial condition or results of operations with respect to Callisto or its subsidiaries occurs since the date of the merger agreement; provided, however, that if such change is curable by Callisto through commercially reasonable efforts, then Synergy may not terminate the merger agreement for thirty (30) calendar days following the occurrence of such change, provided Callisto continues to exercise commercially reasonable efforts to cure the effect that is materially adverse to the business, assets, capitalization, financial condition or results of operations with respect to Callisto (it being understood that Synergy may not terminate the agreement if such breach by Callisto is cured during such thirty (30) calendar day period).

  •
  a "triggering event" has occurred if (i) the board of directors of Callisto or any of its committees has withdrawn or has amended or modified in a manner adverse to Synergy its recommendation in favor of the adoption and approval of the merger agreement or the approval of the merger; (ii) Callisto failed to include in the proxy statement/prospectus the recommendation of the board of directors of Callisto in favor of the adoption and approval of the merger agreement and the approval of the merger; (iii) the board of directors of Callisto failed to reaffirm its recommendation in favor of the adoption and approval of the merger agreement and the approval of the merger within five (5) business days after Synergy requests in writing that such recommendation be reaffirmed at any time following the announcement of a superior offer; (iv) the board of directors of Callisto or any of its committees has approved or recommended any superior offer; (v) Callisto has entered into any letter of intent or similar document accepting any acquisition proposal; or (vi) a tender or exchange offer relating to securities of Callisto has been commenced by a person unaffiliated with Synergy or its stockholders and Callisto has not sent to its security holders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published, a statement indicating that Callisto recommends rejection of such tender or exchange offer.

Voting Agreements

        In connection with the execution of the merger agreement, certain stockholders of Callisto, indicated below, entered into voting agreements with Synergy and Callisto pursuant to which, among other things, each of these stockholders agreed, to vote all of their shares of Callisto capital stock in favor of the approval of the merger and against any matter that would result in a breach of the merger agreement by Callisto and any proposal made in opposition to, or in competition with, the consummation of the merger and the other transactions contemplated by the merger agreement. As of November 29, 2012, these stockholders owned an aggregate of 27,680,354 shares of the issued and outstanding Callisto capital stock, representing approximately 17.4% of the issued and outstanding shares of Callisto capital stock. The stockholders who have entered into Voting Agreements, include, Gabriele Cerrone, Gary Jacob, Bernard Denoyer, John Brancaccio, Randall Johnson and R. Merrill Hunter.

Management of the Combined Company Following the Merger

        Effective as of the closing of the merger, the combined company will have a seven member board of directors, which is anticipated to be comprised of Thomas Adams, Chris McGuigan, Melvin Spigelman and Alan Joslyn, from Synergy's board of directors, and Gabriele Cerrone, Gary Jacob and John Brancaccio, current members of both Callisto's and Synergy's board of directors. In addition, effective as of the closing of the merger, the combined company's executive officers, is anticipated to be comprised of Kunwar Shailubhai, from Synergy and Gary Jacob and Bernard Denoyer, current officers of both Callisto and Synergy.

Matters to Be Considered at the Meetings

Synergy

        Synergy stockholders will be asked to vote on proposals related to the following:

  •
  the approval of the merger agreement;

  •
  an adjournment of the meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the issuance of the shares of Synergy common stock;

  •
  the approval of an increase to the number of authorized shares issuable under Synergy's 2008 Equity Incentive Compensation Plan;

  •
  the approval of an increase in the number of shares of common stock authorized for issuance;

  •
  the re-election of seven current Synergy directors;

  •
  the ratification of BDO USA, LLP as the independent registered public accounting firm.

  •
  the approval, on an advisory basis, of the compensation of Callisto's named executive officers as described in the compensation discussion and analysis, the compensation tables, and the related disclosures contained in this Joint Proxy Statement/Prospectus; and

  •
  approval of a three-year frequency for holding an advisory vote on executive compensation;

        The Synergy board of directors recommends that Synergy stockholders vote "FOR" all of the proposals set forth above. For further discussion of the Synergy annual meeting, see "Chapter Six—Synergy Annual Meeting Proposals," beginning on page 151.

Callisto

        Callisto stockholders will be asked to consider and vote on the following proposals:

  •
  the adoption and approval of the merger agreement; and

  •
  adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement.

        The Callisto board of directors recommends that Callisto stockholders vote "FOR" all of the proposals set forth above. For further discussion of the Callisto special meeting, see "Chapter Seven—Callisto Special Meeting Proposals," beginning on page 177.

Where You Can Find More Information

        If you would like more information about Synergy or Callisto, you should refer to the documents filed by each company with the SEC. The companies have identified these documents and have set out instructions as to how you can obtain copies of these documents beginning on page 178 under the section "Chapter Eight—Additional Information for Stockholder—Where You Can Find More Information."

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

        This document contains certain forward-looking information about Synergy, Callisto and the combined company that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements may include statements for the period after the completion of the merger. Representatives of Synergy and Callisto may also make forward-looking statements. Forward-looking statements are statements that are not historical facts. Words such as "expect," "believe," "will," "may," "anticipate," "plan," "estimate," "intend," "should," "can," "likely," "could" and similar expressions are intended to identify forward-looking statements. These statements include statements about the expected benefits of the merger, information about the combined company's objectives, plans and expectations, the likelihood of satisfaction of certain conditions to the completion of the merger and whether and when the merger will be completed. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of the management of each of Synergy and Callisto and are subject to risks and uncertainties, including the risks described in this Joint Proxy Statement/Prospectus under the section "Risk Factors," that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.

        In light of these risks, uncertainties, assumptions and factors, the results anticipated by the forward-looking statements discussed in this Joint Proxy Statement/Prospectus or made by representatives of Synergy or Callisto may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof or, in the case of statements made by representatives of Synergy or Callisto, on the date those statements are made. All subsequent written and oral forward-looking statements concerning the merger or the combined company or other matters addressed in this Joint Proxy Statement/Prospectus and attributable to Synergy or Callisto or any person acting on behalf of either are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, neither Synergy nor Callisto undertakes any obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date hereof or the date of the forward-looking statements or to reflect the occurrence of unanticipated events.

 SELECTED HISTORICAL FINANCIAL DATA

SELECTED HISTORICAL FINANCIAL DATA OF SYNERGY

        The following table sets forth the selected consolidated financial data of Synergy and has been derived from Synergy's audited consolidated financial statements. Consolidated balance sheets as of December 31, 2011, 2010, 2009, 2008 and 2007, as well as consolidated statements of operations for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 and the reports thereon incorporated by reference in this Joint Proxy Statement/Prospectus. You should read this information in conjunction with Synergy's consolidated financial statements and related notes included in Synergy's Annual Report on Form 10-K for the year ended December 31, 2011 which is incorporated herein by reference. The statement of operations data for the nine months ended September 30, 2012 and 2011 and the balance sheet data as of September 30, 2012 have been derived from unaudited financial statements contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 which is incorporated herein by reference. Historical results are not necessarily indicative of the results to be expected in the future.

	Year ended December 31,					Nine Months ended September 30,
	2011	2010	2009	2008	2007	2012	2011
	(in thousands, except per share data)
Consolidated Statement of Operations Data:
Revenues	$—	$—	$—	$—	$—	$—	$—
Costs and Expenses:
Research and development	13,419	9,559	3,733	1,773	—	21,210	7,715
Purchased in-process research and development	—	—	—	28,157	—	—	—
General and administrative	6,746	6,562	4,467	1,799	—	5,493	4,525

Loss from Operations	(20,165)	(16,121)	(8,200)	(31,729)	—	(26,703)	(12,240)
Other income	363	494	—	—	—	255	—
Interest and investment income	90	108	75	5		150	64
Interest expense	(12)	—	—	—	—	—	(12)
Change in Fair Value of Financial Instruments	5,257	297	—	—	—	(1,169)	3,346

Loss from Continuing Operations	(14,467)	(15,222)	(8,125)	(31,724)	—	(27,466)	(8,842)
Net Loss from Discontinued Operations	—		—	(32)	(20)	—	—

Net Loss	$(14,467)	$(15,222)	$(8,125)	$(31,756)	$(20)	$(27,466)	$(8,842)

Net Loss per common share, basic and diluted	$(0.30)	$(0.34)	$(0.22)	$(0.54)	$—	$(0.46)	$(0.19)
Weighted Average Common Shares Outstanding(a)	47,598	44,875	36,641	59,300	82,541	60,194	46,708

(a)
Restated for one for two (1:2) reverse stock split effective on November 30, 2011

	December 31,
						September 30, 2012
	2011	2010	2009	2008	2007
	(in thousands)
Consolidated Balance Sheet Data:
Cash and cash equivalents	$13,245	$1,708	$7,153	$216	$2	$37,367
Working capital	11,561	(2,307)	6,487	(1,172)	(14)	33,677
Total assets	15,870	4,401	9,211	922	4	41,330
Total stockholder's equity	$9,797	$(4,099)	$7,484	$(1,156)	$(11)	$31,691

 SELECTED HISTORICAL FINANCIAL DATA OF CALLISTO

        The statement of operations data for the years ended December 31, 2011, 2010 and 2009 and the balance sheet data as of December 31, 2011 and 2010 have been derived from Callisto's audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2011 included as Annex H to this Joint Proxy Statement/Prospectus. The statement of operations data for the nine months ended September 30, 2012 and 2011 and the balance sheet data as of September 30, 2012 have been derived from unaudited financial statements contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 included as Annex I to this Joint Proxy Statement/Prospectus.

	Year ended December 31,			Nine Months Ended September 30,
	2011	2010	2009	2012	2011
	(in thousands except for per share data)
Revenues	$—	$—	$—	$—	$—
Costs and Expenses:
Research and development	13,319	9,589	3,424	7,880	7,611
Government grants	—	—	—	3	—
General and administrative	7,610	7,343	5,106	3,177	5,124

Loss from Operations	(20,929)	(16,932)	(8,530)	(11,060)	(12,735)
Gain on deconsolidation of Synergy	—	—	—	120,393	—
Loss related to equity method investment	—	—	—	(5,751)	—
Interest and investment income	2	26	25	21	—
Other income/(expense)	(12)	(323)	(437)	45	(10)
Tax credit (expense)	368	1,026	—	(298)	—
Loss on debt extinguishment	—	(2,100)	—	—	—
Change in fair value of derivative instruments	5,257	(15,345)	(9,414)	(431)	3,346

Net Income (Loss)	(15,314)	(33,648)	(18,355)	102,919	(9,399)
Net Loss (income) of subsidiary attributable to non-controlling interest	8,521	7,854	—	6,958	4,624

Net income/(loss) available to Callisto common stockholders	(6,793)	(25,794)	(18,356)	109,877	(4,775)
Series A Preferred stock conversion rate change and beneficial conversion feature accreted as a dividend	—	—	(137)	—	—
Series B Preferred stock conversion rate change and beneficial conversion feature accreted as a dividend	—	—	(1,679)	—	—
Cumulative effect of adopting ASC Topic 815 January 1, 2009	—	—	—	—	—

Net Loss attributable to common stockholders	$(6,793)	$(25,794)	$(20,172)	$109,877	$4,775)

Weighted Average Common Shares Outstanding
Basic	158,299	69,033	51,395	158,634	158,225
Diluted	158,299	69,033	51,395	159,201	158,225
Net Loss per Common Share
Basic and Diluted	$(0.10)	$(0.37)	$(0.39)	$0.69	$(0.03)

	As of December 31,
			September 30, 2012
	2011	2010
	(In thousands)
Selected Consolidated Balance Sheet Data:
Cash and cash equivalents	$13,245	$1,709	$—
Working (deficit) capital	9,755	(3,807)	(1,739)
Total assets	14,512	3,357	114,527
Deficit accumulated during the development stage	(142,366)	(135,573)	(59,105)
Total stockholders' (deficiency) equity	6,523	(7,198)	110,132

UNAUDITED PRO FORMA
COMBINED CONSOLIDATED FINANCIAL INFORMATION OF SYNERGY AND CALLISTO

        The following unaudited pro forma combined consolidated financial information assumes that each share of Callisto common stock will be exchanged for 0.1799 shares of Synergy common stock. Utilizing the exchange ratio of 0.1799, it is anticipated that Callisto common stockholders will own approximately 39.5% of the voting stock of the combined company after the merger.

        The unaudited pro forma combined consolidated financial information is based upon the assumption that the total number of shares of Callisto common stock outstanding immediately prior to the completion of the merger will be 158,965,565 and utilizes the exchange ratio of 0.1799 which will result in 28,597,905 shares of Synergy common stock being issued in the transaction. Callisto options will convert into options to purchase Synergy common stock.

        The following unaudited pro forma combined consolidated financial statements as of September 30, 2012 combine the historical consolidated financial statements of Synergy and Callisto. The unaudited pro forma combined consolidated financial statements give effect to the proposed merger as if the merger occurred on September 30, 2012 with respect to the consolidated statement of condition, and at the beginning of the periods for the nine months ended September 30, 2012 and the twelve months ended December 31, 2011, with respect to the consolidated statements of income.

        The notes to the unaudited pro forma combined consolidated financial statements describe the pro forma amounts and adjustments presented below. This pro forma data is not necessarily indicative of the operating results that Synergy would have achieved had it completed the merger as of the beginning of the period presented and should not be considered as representative of future operations.

        The unaudited pro forma combined consolidated financial information presented below is based on, and should be read together with, the historical financial information that Synergy and Callisto have included in this Joint Proxy Statement/Prospectus as of and for the indicated periods.

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

$000's

	Synergy Pharmaceuticals Inc. September 30, 2012	Callisto Pharmaceuticals, Inc. September 30, 2012	Eliminations and Merger Adjustments		Synergy Pharmaceuticals Inc. Pro Forma September 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$17,244	$—	$—		$17,244
Available-for-sale securities	20,124	—	—		20,124
Prepaid expenses and other current assets	1,285	—	—		1,285

Total current assets	38,653	—	—		38,653
Property and equipment—net	2	—	—		2
Security deposits	19	74	—		93
Due from related parties	2,656	—	(2,656	)(2)	—
Investment in Synergy	—	114,453	(114,453	)(1)	—

Total assets	$41,330	$114,527	$(117,109)		$38,748

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	2,506	1,625	—		4,131
Accrued expenses and other	2,470	114	—		2,584

Total current liabilities	4,975	1,739	—		6,715
Derivative Liability	4,663	—	—		4,663
Due to related parties	—	2,656	(2,656	)(2)	—

Total liabilities	9,639	4,395	(2,656)		11,378
Stockholder's equity:
Common Stock	7	16	(16	)(1)	7
Additional paid-in-capital	128,760	169,221	(173,543	)(1)	124,438
Deficit accumulated during development stage	(97,075)	(59,105)	59,105	(1)	(97,075)

Total stockholders' equity	31,691	110,132	(114,454)		27,370

Total Liabilities and Stockholders' equity	$41,330	$114,527	$(117,109)		$38,748

(1)
Represents adjustment for (i) elimination of Callisto's investment in Synergy $114,453, (ii) elimination of Callisto accumulated deficit $59,105 and (iii) elimination of Callisto capital stock $16.

(2)
Represents elimination of Callisto note payable to Synergy.

UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2012

$(000's) except earnings per share

	Synergy Pharmaceutical, Inc. Nine Months Ended September 30, 2012	Callisto Pharmaceutical, Inc. Nine Months Ended September 30, 2012	Eliminations and Merger Adjustments		Synergy Pharmaceutical, Inc. Nine Months Ended September 30, 2012 Pro Forma
Revenues	$—	$—	$—		$—
Costs and Expenses
Research and development	21,210	7,880	(7,880	)(1)	21,210
Government grants	—	4	—		4
General and administrative	5,493	3,177	(2,401	)(1)	6,268

Loss from operations	(26,703)	(11,061)	10,281		(27,482)
Gain on deconsolidation of Synergy	—	120,393	(120,393	)(2)	—
Loss related to equity method investment	—	(5,751)	5,751	(2)	—
Interest and investment income (expense)	150	21	(21	)(3)	150
Other income and (expenses)	256	45	(45	)(3)	256
Tax credit/(expense)	—	(298)	—		(298)
Change in FV of financial instruments	(1,169)	(431)	431	(4)	(1,169)

Net loss	(27,466)	102,919	(103,996)		(28,543)
less: Net loss attributable to non-controlling interest		6,958	(6,958)		—

Net Income/(loss) available to common stockholders	$(27,466)	$109,877	$(110,954)		$(28,543)

Weighted average common shares outstanding
basic	60,194	158,624	(152,331	)(5)	66,497

diluted(6)	60,194	159,201	(152,898	)(5)	66,497

Net income (loss) per common share
Basic	$(0.46)	$0.69			$(0.43)

diluted(6)	$(0.46)	$0.69			$(0.43)

(1)
Represents elimination of Synergy expenses that were consolidated with Callisto from January 1, 2012 through May 9, 2012 (date of deconsolidation).

(2)
Represents adjustment for elimination of gain on deconsolidation of investment in Synergy, upon deconsolidation on May 9, 2012, and loss related to equity method investment accounting from May 9, 2012 through September 30, 2012.

(3)
Represents adjustment for elimination of interest income and expense related to Callisto's note payable to Synergy.

(4)
Represents adjustment of Synergy's change in fair value of financial instruments that were consolidated with Callisto from January 1, 2012 through May, 9, 2012.

(5)
Represents elimination of Callisto's weighted average shares outstanding, net of additional 6,302,905 Synergy shares issued as a result of the Merger, weighted as though these incremental shares had been issued on January 1, 2012.

(6)
Basic and diluted net loss per share is presented in conformity with ASC Topic 260, Earnings per Share, ("ASC Topic 260"+A125). In accordance with this guide, basic and diluted net loss per common share was determined by dividing net loss applicable to common stockholders by the weighted-average common shares outstanding during the period. Diluted weighted-average shares for Synergy are the same as basic weighted-average shares because shares issuable pursuant to the exercise of stock options would have been antidilutive.

 UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

$(000's) except earnings per share

	Synergy Pharmaceuticals, Inc. Year Ended December 31, 2011	Callisto Pharmaceuticals, Inc. Year Ended December 31, 2011	Eliminations and Merger Adjustments		Synergy Pharmaceuticals, Inc. Year Ended December 31, 2011 Pro Forma
Revenues	$—	$—	$—		$—
Costs and Expenses
Research and development	13,419	13,318	(13419)	(1)	13,318
General and administrative	6,745	7,610	(6,745)	(1)	7,610

Loss from operations	(20,164)	(20,929)	(20,164)		(20,929)
Interest and investment income (expense)	87	2	(87)	(2)	2
Interest expense	(12)	(12)	12	(1)	(12)
Tax credit	362	368	(362)	(1)	368
Change in FV of financial instruments	5,257	5,257	(5,257)	(3)	5,257

Total other income (expenses)	5,697	5,615	(5,697)		5,615

Net loss	(14,467)	(15,314)	(14,467)		(15,314)
less: Net loss attributable to non-controlling interest		8,521	(8,521)		—

Net Income/(loss)attributable to common stockholders	$(14,467)	$(6,793)	$(5,946)		$(15,314)

Weighted average common shares outstanding
Basic and Diluted(5)	47,598	158,298	(151,995)	(4)	53,901

Net income (loss) per common share
Basic and Diluted(5)	$(0.30)	$(0.10)			$(0.28)

(1)
Represents elimination of Synergy income and expenses that were consolidated with Callisto for the year ended December 31, 2011.

(2)
Represents adjustment for elimination of Synergy interest income related to Callisto's note payable to Synergy.

(3)
Represents adjustment of Synergy's change in fair value of financial instruments that were consolidated with Callisto for the year ended December 31, 2011.

(4)
Represents elimination of Callisto's weighted average shares outstanding, net of additional 6,302,905 Synergy shares issued as a result of the Merger, weighted as though these incremental shares had been issued on January 1, 2012.

(5)
Basic and diluted net loss per share is presented in conformity with ASC Topic 260, Earnings per Share , ("ASC Topic 260"+A125). In accordance with this guide, basic and diluted net loss per common share was determined by dividing net loss applicable to common stockholders by the weighted-average common shares outstanding during the period. Diluted weighted-average shares for Synergy are the same as basic weighted-average shares because shares issuable pursuant to the exercise of stock options would have been antidilutive.

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

        The following tables set forth certain historical per share data of Synergy and Callisto combined per share data on an unaudited pro forma and pro forma equivalent basis after giving effect to the merger using the acquisition method of accounting, and assuming 0.1799 shares of Synergy common stock exchanged for each share of Callisto common stock outstanding as of the effective date of the merger. The following data should be read in conjunction with the separate historical consolidated financial statements of Synergy and Callisto included in this Joint Proxy Statement/Prospectus. The unaudited pro forma combined per share data do not necessarily indicate the operating results that would have been achieved had the merger been completed as of the beginning of the earliest period presented and should not be taken as representative of future operations. The results may have been different if the companies had always been combined. No cash dividends have ever been declared or paid on Synergy common stock or Callisto common stock.

	Nine Months Ended September 30, 2012	Year Ended December 31, 2011
Synergy—Historical
Loss per share—basic and diluted	$(0.46)	$(0.30)
Weighted average common shares outstanding—basic and diluted	60,194,004	47,598,240
Book value per share	$0.53	$0.21
Callisto—Historical
Income (Loss) per share—basic and diluted	$0.69	$(0.10)
Weighted average common shares outstanding—basic	158,633,596	158,298,920
Weighted average common shares outstanding—diluted	159,201,398	158,298,920
Book value per share	$0.69	$0.04
Pro Forma Combined Consolidated
Loss per share from continuing operations—basic and diluted	$(0.43)	$(0.28)
Weighted average common shares outstanding—basic and diluted	66,496,909	53,901,145
Book value per share	$0.41	$0.12

 MARKET PRICE AND DIVIDEND INFORMATION

Recent Share Prices

Synergy

        From August 11, 2008 until February 18, 2011, Synergy's common stock was quoted on the Over the Counter Bulletin Board under the symbol "SGYP.OB." From February 22, 2011 until November 30, 2011 Synergy's common stock was traded on the OTC QB under the symbol "SGYP." Since December 1, 2011 Synergy's common stock has been traded on The NASDAQ Capital Market under the symbol "SGYP". As of November 29, 2012, Synergy had approximately 83 holders of record of Synergy common stock. The following table shows the reported high and low closing prices per share for Synergy's common stock as reported on the Over the Counter Bulletin Board, the OTC QB and The NASDAQ Capital Market during the periods indicated.

	High*	Low*
Year ended December 31, 2010
First quarter	$16.90	$11.20
Second quarter	$22.00	$14.60
Third quarter	$15.00	$5.00
Fourth quarter	$10.10	$6.00
Year ended December 31, 2011
First quarter	$10.98	$5.72
Second quarter	$8.90	$6.00
Third quarter	$8.70	$4.10
Fourth quarter	$4.68	$3.35
Year ended December 31, 2012
First quarter	$4.48	$3.35
Second quarter	$5.93	$3.90
Third quarter	$5.00	$3.74
Fourth quarter (through November 29, 2012)	$5.53	$3.03

*
All per share amounts have been restated to reflect a one for two (1:2) reverse stock split effective November 30, 2011.

Callisto

        Callisto's common stock currently trades on the OTC QB under the symbol "CLSP". As of November 29, 2012, Callisto had approximately 114 holders of record of Callisto common stock. The following table shows the reported high and low closing prices per share for Callisto's common stock as reported on the OTC QB.

	High	Low
Year ended December 31, 2010
First quarter	$0.49	$0.18
Second quarter	$0.43	$0.30
Third quarter	$0.41	$0.22
Fourth quarter	$0.86	$0.30
Year ended December 31, 2011
First quarter	$0.70	$0.54
Second quarter	$0.70	$0.49
Third quarter	$0.63	$0.41
Fourth quarter	$0.48	$0.25
Year ended December 31, 2012
First quarter	$0.4698	$0.23
Second quarter	$0.72	$0.415
Third quarter	$0.72	$0.40
Fourth quarter (through November 30, 2012)	$0.64	$0.44

Market Value of Securities

        On July 19, 2012, the last trading day before the public announcement of the signing of the merger agreement, the last sale prices per share of Synergy common stock on The NASDAQ Capital Market and Callisto common stock on the OTC QB were $4.50 and $0.69, respectively. On November 30, 2012, the latest practicable date before the date of this Joint Proxy Statement/Prospectus, the closing prices per share of Synergy common stock on The NASDAQ Capital Market and Callisto common stock on the OTC QB were $5.53 and $0.53, respectively. Callisto stockholders are encouraged to obtain current market quotations for Synergy common stock and Callisto common stock and to review carefully the other information contained, or incorporated by reference, in this Joint Proxy Statement/Prospectus. See "Chapter Eight—Additional Information for Stockholders—Where You Can Find More Information," at page 178 of this Joint Proxy Statement/Prospectus. Following the merger, Synergy' common stock will continue to be listed on The NASDAQ Capital Market, and there will be no further market for Callisto common stock.

Penny Stock

        Callisto's common stock may be subject to the "penny stock" rules adopted under Section 15(g) of the Exchange Act. The penny stock rules generally apply to companies whose common stock is not listed on a national securities exchange and trades at less than $5.00 per share and have a tangible net worth of at least $5,000,000, subject to certain exceptions. These rules require, among other things, that brokers who trade penny stock to persons other than "established customers" complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances.

Dividend Policy

        Synergy has never declared or paid any cash dividends on its common stock. Synergy currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, Synergy does not anticipate paying any cash dividends in the foreseeable future.

RISK FACTORS

        In addition to the other information included in and incorporated by reference into this Joint Proxy Statement/Prospectus, Callisto's stockholders should consider carefully the matters described below in determining whether to approve the merger, and the transactions contemplated thereby, and Synergy's stockholders should consider carefully the matters described below in determining whether to approve the issuance of Synergy common stock to Callisto stockholders pursuant to the merger agreement. Please also refer to the information under the heading "Risk Factors" set forth in Item 1A in each of Synergy's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Callisto's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, each of which is incorporated by reference into this Joint Proxy Statement/Prospectus. See "Where You Can Find More Information" on page 178.

 RISKS RELATED TO THE MERGER

All of Callisto's executive officers and all but one of its directors have conflicts of interest that may influence them to support or approve the merger without regard to your interests.

        All of the Callisto officers will be employed by the combined company and certain directors will continue to serve on the board of directors of the combined company following the consummation of the merger. In addition, all of the Callisto officers and some of the directors have a direct or indirect financial interest in both Callisto and Synergy. These interests, among others, may influence such executive officers and directors of Callisto to support or approve the merger. For a more information concerning the interests of Callisto' executive officers and directors, see the sections entitled "The Merger—Interests of Callisto' Directors and Executive Officers in the Merger" in this Joint Proxy Statement/Prospectus.

The exchange ratio is not adjustable based on the market price of Synergy common stock so the merger consideration at the closing may have a greater or lesser value than it had at the time the merger agreement was signed.

        The parties to the merger agreement have set the exchange ratio for the Callisto common stock and the exchange ratio is not adjustable. Any changes in the market price of Synergy common stock will not affect the number of shares holders of Callisto common stock will be entitled to receive upon consummation of the merger. Therefore, if the market price of Synergy common stock declines from the market price on the date of the merger agreement prior to the consummation of the merger, Callisto stockholders could receive merger consideration with considerably less value. Similarly, if the market price of Synergy common stock increases from the market price on the date of the merger agreement prior to the consummation of the merger, Callisto stockholders could receive merger consideration with considerably more value than their shares of Callisto common stock and the Synergy stockholders immediately prior to the merger will not be compensated for the increased market value of the Synergy common stock. The merger agreement does not include a price-based termination right. Because the exchange ratio does not adjust as a result of changes in the value of Synergy common stock, for each one percentage point that the market value of Synergy common stock rises or declines, there is a corresponding one percentage point rise or decline, respectively, in the value of the total merger consideration issued to the Callisto stockholders. For example, on July 20, 2012, the date of the execution of the merger agreement, the closing price of Synergy common stock, as reported on The NASDAQ Capital Market, was $4.34 per share. Assuming that a total of 28,597,905 shares of Synergy common stock are issued to Callisto stockholders upon the closing of the merger at a per share value of $4.34 per share (excluding the value of assumed stock options and warrants), the aggregate merger consideration to be issued to Callisto stockholders in the merger would be approximately $124.1 million. If, however, the closing price of Synergy common stock on the date of closing of the merger had declined from $4.34 per share to, for example, $3.46 per share, a decline of 20%, the aggregate merger consideration to be issued to Callisto stockholders in the merger would decrease approximately $24.8 million to approximately $99.3 million in total.

The combined company's stock price is expected to be volatile, and the market price of its common stock may drop following the merger.

        The market price of the combined company's common stock could be subject to significant fluctuations following the merger. Moreover, the stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of individual companies. These broad market fluctuations may also adversely affect the trading price of the combined company's common stock.

        In the past, following periods of volatility in the market price of a company's securities, stockholders have often instituted class action securities litigation against those companies. Such litigation, if instituted, could result in substantial costs and diversion of management attention and resources, which could significantly harm the combined company's profitability and reputation.

The market price of the combined company's common stock may decline as a result of the merger.

        The market price of the combined company's common stock may decline as a result of the merger if the combined company does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by Synergy or Callisto or investors, financial or industry analysts.

Synergy and Callisto stockholders may not realize a benefit from the merger commensurate with the ownership dilution they will experience in connection with the merger.

        If the combined company is unable to realize the strategic and financial benefits currently anticipated from the merger, Synergy stockholders will have experienced an approximately 9.6% dilution of their ownership interests in Synergy.

The combined company may not experience the anticipated strategic benefits of the merger

        The respective management of Synergy and Callisto believes that the merger would provide certain strategic benefits that may not be realized by each of the companies operating as standalones. Specifically, Synergy believes the merger would provide certain strategic benefits which would enable Synergy to accelerate its business plan through an increased access to capital in the public equity markets. There can be no assurance that these anticipated benefits of the merger will materialize or that if they materialize will result in increased stockholder value or revenue stream to the combined company.

During the pendency of the merger, Synergy and Callisto may not be able to enter into certain transactions with another party because of restrictions in the merger agreement, which could adversely affect their respective businesses.

        Covenants in the merger agreement impede the ability of Synergy and Callisto to complete certain transactions that are not in the ordinary course of business, pending completion of the merger. As a result, if the merger is not completed, the parties may be at a disadvantage to their competitors because the parties will have been prevented from entering into arrangements with possible financial and or other benefits to them. In addition, any such transactions could be favorable to such party's stockholders.

If the conditions to the merger are not met, the merger will not occur.

        Even if the merger is approved by the stockholders of Synergy and Callisto, specified conditions must be satisfied or waived in order to complete the merger, including, among others:

  •
  the filing and effectiveness of a registration statement under the Securities Act of 1933, as amended, in connection with the issuance of Synergy common stock in the merger;

  •
  the respective representations and warranties of Synergy and Callisto, shall be true and correct in all material respects as of the date of the merger agreement and the closing;

  •
  each executive of Synergy or any of its subsidiaries and Callisto or any of its subsidiaries shall have delivered a waiver of rights to payments, bonuses, vesting, acceleration or other similar rights that are or may be triggered by the merger;

  •
  no material adverse effect with respect to Synergy or Callisto or its subsidiaries shall have occurred since the date of the merger agreement and the closing of the merger;

  •
  performance or compliance in all material respects by Synergy and Callisto with their respective covenants and obligations in the merger agreement;

  •
  Callisto shall have obtained any consents and waivers of approvals required in connection with the merger; and

  •
  no material adverse effect with respect to Synergy or Callisto or its subsidiaries shall have occurred since the date of the merger agreement.

        These and other conditions are described in detail in the merger agreement, as amended, a copy of which is attached as Annex A and Annex B to this Joint Proxy Statement/Prospectus. Synergy and Callisto cannot assure you that all of the conditions to the merger will be satisfied. If the conditions to the merger are not satisfied or waived, the merger will not occur or will be delayed, and Synergy and Callisto each may lose some or all of the intended benefits of the merger.

If there are Callisto stockholders that exercise their appraisal rights, the surviving corporation in the merger will be responsible for the resulting cash payment obligation.

        If the merger is completed, holders of Callisto common stock are entitled to appraisal rights under Section 262 of the DGCL, or Section 262, provided that they comply with the conditions established by Section 262. If there are Callisto stockholders who exercise such rights and complete the process required by the DGCL, Synergy, as the surviving company in the merger, will be obligated to pay such stockholders the pre-merger cash value of their Callisto stock as determined by the Delaware Court of Chancery.

Should the merger not qualify as tax free reorganization, Callisto stockholders may recognize capital gain or loss with respect to the shares received in the merger.

        In connection with the merger, Callisto received a tax opinion of Wilk Auslaunder LLP that the merger will be treated as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. The failure of the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code would result in a Callisto stockholder recognizing capital gain or loss with respect to the shares of Callisto stock surrendered by such stockholder equal to the difference between the stockholder's basis in the shares and the fair market value, as of the effective time of the merger, of the Synergy stock received in exchange for the Callisto stock on the closing date of the merger. In such event, a stockholder's aggregate basis in the Synergy common stock so received would equal its fair market value and such stockholder's holding period would begin the day after the merger.

A dissenting stockholder who receives cash will be required to recognize gain or loss in the same manner as described above.

Synergy and Callisto will incur substantial expenses whether or not the merger is completed.

        Synergy and Callisto will incur substantial expenses related to the merger whether or not the merger is completed. Synergy currently expects to incur approximately $325,000 in transactional expenses and Callisto currently expects to incur approximately $300,000 in transactional expenses. See the section entitled "Chapter One—The Merger—The Merger Agreement—Termination" on page 97.

The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the merger.

        The pro forma financial statements contained in this Joint Proxy Statement/Prospectus are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the merger for several reasons. For example, the pro forma financial statements have been derived from the historical financial statements of Synergy and Callisto and certain adjustments and assumptions have been made regarding the combined company after giving effect to the merger. The information upon which these adjustments and assumptions have been made is preliminary, and such adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the merger. For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of the combined company following the merger may not be consistent with, or evident from, these pro forma financial statements.

        In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company's financial condition or results of operations following the merger. Any potential decline in the combined company's financial condition or results of operations may cause significant variations in the stock price of the combined company. See the section entitled "Chapter One—The Merger—Selected Historical Financial Data—Unaudited Pro Forma Condensed Combined Consolidated Financial Information" beginning on page 23.

The merger agreement limits Callisto's ability to pursue alternative business combinations.

        Certain "no shop" provisions included in the merger agreement make it difficult for Callisto to sell its business to a party other than Synergy. These provisions include the general prohibition on Callisto soliciting any acquisition transaction. See "Chapter One—The Merger—The Merger Agreement—Certain Covenants—No Solicitation" beginning on page 94 of this Joint Proxy Statement/Prospectus, and "Chapter One—The Merger—The Merger Agreement—Termination" beginning on page 97. These provisions might discourage a third party with an interest in acquiring all of or a significant part of Callisto from considering or proposing an acquisition, including a proposal that might be more advantageous to the stockholders of Callisto when compared to the terms and conditions of the merger described in this Joint Proxy Statement/Prospectus.

Although Brean Murray's opinion was given to Callisto's board of directors on July 20, 2012, the date of the execution of the merger agreement, and re-issued on October 11, 2012, it does not reflect any changes in market and economic circumstances after July 20, 2012.

        To the extent there may have been any changes in the operations and prospects of Synergy or Callisto and/or changes in general market and economic conditions subsequent to July 20, 2012, which could make Callisto's value now greater than its value as of July 20, 2012 (the date of the merger agreement and of the analysis conducted by Brean Murray), any such developments will have no effect whatsoever on Brean Murray's opinion or the Exchange Ratio, which was been fixed at $0.1799 under the merger agreement, as amended. Brean Murray's opinion, including the October 11, 2012 re-issued opinion, was based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to them on July 20, 2012, the date of the execution of the merger agreement. While neither the Callisto nor Synergy board of directors is aware of any changes in the operations and prospects of Synergy or Callisto and/or changes in general market and economic conditions subsequent to July 20, 2012, which could make Callisto's value greater than its value as of July 20, 2012 (the date of the merger agreement and the analysis conducted by Brean Murray), or lead to the conclusion that the consideration to be received in the merger by Callisto's shareholders is not fair, there can be no assurance given that changes in the operations and prospects of Synergy or Callisto and/or changes in general market and economic conditions subsequent to July 20, 2012, could make Callisto's value, on the effective date of the merger greater than its value as of July 20, 2012. Brean Murray has undertaken no obligation to update its opinion for changes subsequent to July 20, 2012 and similarly, Canaccord Genuity has undertaken no obligation to update its opinion, dated October 15, 2012, delivered to Synergy for changes subsequent to October 15, 2012. For a description of the opinion that the Callisto board of directors received from its financial advisor and a summary of the material financial analyses it provided to the Callisto board of directors in connection with rendering such opinion, please refer to the section entitled "Chapter One—The Merger—The Merger Transaction—Opinion of Callisto's Financial Advisor" beginning on page 74. For a description of the opinion that the Synergy board of directors received from its financial advisor and a summary of the material financial analyses it provided to the Synergy board of directors in connection with rendering such opinion, please refer to the section entitled "Chapter One—The Merger—The Merger Transaction— Opinion of Synergy's Financial Advisor" beginning on page 74.

The merger and related transactions are subject to approval by the stockholders of both Synergy and Callisto.

        In order for the merger to be completed, both Synergy's and Callisto's stockholders must approve the merger agreement, which requires the affirmative vote of the holders of at least a majority of the outstanding shares of Callisto common stock entitled to vote. In addition, under applicable NASDAQ rules, Synergy's stockholders must approve the issuance of the shares of Synergy common stock to Callisto stockholders as part of the merger consideration. Approval of the issuance of shares of Synergy common stock to Callisto stockholders requires approval by a majority of the outstanding shares of Synergy common stock entitled to vote.

Several lawsuits have been filed against Callisto and Synergy challenging the merger, and an adverse ruling in any such lawsuit may delay or prevent the merger from being completed.

        Callisto, members of Callisto's board of directors, or director defendants, and Synergy have been named as defendants in a number of putative class action lawsuits brought by certain Callisto stockholders challenging the merger and generally alleging, among other things, that the director defendants, aided and abetted by Synergy, breached their fiduciary duties to Callisto stockholders by entering into the merger agreement for merger consideration each plaintiff claims is inadequate and pursuant to a process the plaintiff claims to be flawed. The lawsuits seek, among other things, to enjoin the defendants from consummating the merger on the agreed-upon terms or to rescind the merger to the extent already implemented, as well as damages, expenses, and attorney's fees. The existence of these lawsuits could delay the completion of, or jeopardize Callisto's and Synergy's ability to complete, the merger. For more information about the lawsuits related to the merger, see "Chapter One—The Merger—The Merger Transaction—Legal Proceedings Relating to the Merger" beginning on page 90.

 RISKS RELATED TO SYNERGY AND CALLISTO AS A COMBINED ENTITY

Risks Related to the Business of Synergy and the Combined Entity

Synergy's business and stock price may be adversely affected if the acquisition of Callisto is not completed.

        Synergy's acquisition of Callisto is subject to several customary conditions, including the effectiveness of this registration statement and the approvals of the transaction by the stockholders of Callisto and Synergy.

        If Synergy's acquisition of Callisto is not completed, Synergy could be subject to a number of risks that may adversely affect Synergy's business and stock price, including:

  •
  the current market price of shares of Synergy's common stock reflects a market assumption that the acquisition will be completed;

  •
  Synergy must pay costs related to the merger; and

  •
  Synergy would not realize the benefits it expects from acquiring Callisto.

Synergy is at an early stage of development as a company, currently has no source of revenue and may never become profitable.

        Synergy is a development stage biopharmaceutical company. Currently, it has no products approved for commercial sale and, to date, it has not generated any revenue. Its ability to generate revenue depends heavily on:

  •
  demonstration in current and future clinical trials that its product candidate, plecanatide for the treatment of CC and IBS-C, is safe and effective;

  •
  its ability to seek and obtain regulatory approvals, including with respect to the indications it is seeking;

  •
  successful manufacture and commercialization of its product candidates; and

  •
  market acceptance of its products.

        All of Synergy's existing product candidates are in various stages of development and will require extensive additional preclinical and clinical evaluation, regulatory review and approval, significant marketing efforts and substantial investment before they could provide Synergy with any revenue. As a result, if Synergy does not successfully develop, achieve regulatory approval and commercialize plecanatide, it will be unable to generate any revenue for many years, if at all. Synergy does not anticipate that it will generate revenue for several years, at the earliest, or that it will achieve profitability for at least several years after generating material revenue, if at all. If Synergy is unable to generate revenue, it will not become profitable, and it may be unable to continue its operations.

Synergy does not have any products that are approved for commercial sale and therefore does not expect to generate any revenues from product sales in the foreseeable future, if ever.

        Synergy currently does not have any products that are approved for commercial sale. To date, Synergy has funded its operations primarily from sales of its securities. Synergy has not received, and does not expect to receive for at least the next several years, if at all, any revenues from the commercialization of its product candidates. To obtain revenues from sales of its product candidates, Synergy must succeed, either alone or with third parties, in developing, obtaining regulatory approval for, manufacturing and marketing drugs with commercial potential. Synergy may never succeed in these activities, and may not generate sufficient revenues to continue its business operations or achieve profitability.

Synergy has incurred significant losses since inception and anticipates that it will incur continued losses for the foreseeable future.

        As of September 30, 2012, Synergy had an accumulated deficit of $97,075,397. As of December 31, 2011, Synergy had an accumulated deficit of $69,609,018. Synergy expects to incur significant and increasing operating losses for the next several years as it expands its research and development, continues its clinical trials of plecanatide for the treatment of GI disorders, acquires or licenses technologies, advances other product candidates into clinical development, including SP-333, completes clinical trials, seeks regulatory approval and, if it receives FDA approval, commercializes its products. Because of the numerous risks and uncertainties associated with product development efforts, Synergy is unable to predict the extent of any future losses or when it will become profitable, if at all. If Synergy is unable to achieve and then maintain profitability, the market value of its common stock will likely decline.

Synergy's independent registered public accounting firm has expressed substantial doubt about its ability to continue as a going concern, which may hinder its ability to obtain future financing.

        Synergy's consolidated financial statements as of December 31, 2011 were prepared under the assumption that it will continue as a going concern for the next twelve months. Synergy's independent registered public accounting firm has issued a report that included an explanatory paragraph referring to its recurring losses from operations and expressing substantial doubt in its ability to continue as a going concern without additional capital becoming available. Synergy's ability to continue as a going concern is dependent upon its ability to obtain additional equity or debt financing, attain further operating efficiencies, reduce expenditures, and, ultimately, to generate revenue. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Synergy will need to raise substantial additional capital to fund its operations, and its failure to obtain funding when needed may force Synergy to delay, reduce or eliminate its product development programs.

        During the nine months ended September 30, 2012, Synergy's operating activities used net cash of $23,070,861. During the twelve months ended December 31, 2011, Synergy's operating activities used net cash of $21,231,254. Synergy expects to continue to spend substantial amounts to:

  •
  continue clinical development of plecanatide to treat GI disorders;

  •
  continue development of other product candidates, including SP-333;

  •
  finance its general and administrative expenses;

  •
  prepare regulatory approval applications and seek approvals for plecanatide and other product candidates, including SP-333;

  •
  license or acquire additional technologies;

  •
  manufacture product for clinical trials;

  •
  launch and commercialize its product candidates, if any such product candidates receive regulatory approval; and

  •
  develop and implement sales, marketing and distribution capabilities.

        Synergy will be required to raise additional capital to complete the development and commercialization of its current product candidates and to continue to fund operations at the current cash expenditure levels. Synergy future funding requirements will depend on many factors, including, but not limited to:

  •
  the rate of progress and cost of its clinical trials and other development activities;

  •
  any future decisions Synergy may make about the scope and prioritization of the programs it pursues;

  •
  the costs of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights;

  •
  the costs of manufacturing product;

  •
  the costs and timing of regulatory approval;

  •
  the costs of establishing sales, marketing and distribution capabilities;

  •
  the effect of competing technological and market developments;

  •
  the terms and timing of any collaborative, licensing and other arrangements that Synergy may establish; and

  •
  general market conditions for offerings from biopharmaceutical companies.

        Worldwide economic conditions and the international equity and credit markets have recently significantly deteriorated and may remain depressed for the foreseeable future. These developments could make it more difficult for Synergy to obtain additional equity or credit financing, when needed.

        Synergy cannot be certain that funding will be available on acceptable terms, or at all. To the extent that Synergy raises additional funds by issuing equity securities, its stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impacts Synergy's ability to conduct its business. If Synergy is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue the development and/or commercialization of one or more of its product candidates. Synergy also may be required to:

  •
  seek collaborators for its product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available; and/or

  •
  relinquish license or otherwise dispose of rights to technologies, product candidates or products that it would otherwise seek to develop or commercialize itself on unfavorable terms.

Synergy is largely dependent on the success of its lead product candidate, plecanatide, and it cannot be certain that this product candidate will receive regulatory approval or be successfully commercialized.

        Synergy currently has no products for sale, and it cannot guarantee that it will ever have any drug products approved for sale. Synergy and its product candidates are subject to extensive regulation by the FDA and comparable regulatory authorities in other countries governing, among other things, research, testing, clinical trials, manufacturing, labeling, promotion, selling, adverse event reporting and recordkeeping. Synergy is not permitted to market any of its product candidates in or outside the United States until it receives approval of a new drug application, or NDA, for a product candidate from the FDA or the equivalent approval from a foreign regulatory authority. Obtaining FDA approval is a lengthy, expensive and uncertain process. Synergy currently has one lead product candidate, plecanatide for the treatment of GI disorders, and the success of its business currently depends on its successful development, approval and commercialization. This product candidate has not completed the clinical development process; therefore, Synergy has not yet submitted an NDA or foreign equivalent, or received marketing approval for this product candidate anywhere in the world.

        The clinical development program for plecanatide may not lead to commercial products for a number of reasons, including if Synergy fails to obtain necessary approvals from the FDA or foreign regulatory authorities because its clinical trials fail to demonstrate to their satisfaction that this product candidate is safe and effective. Synergy may also fail to obtain the necessary approvals if it has inadequate financial or other resources to advance its product candidates through the clinical trial process. Any failure or delay in completing clinical trials or obtaining regulatory approval for plecanatide in a timely manner would have a material adverse impact on Synergy's business and its stock price.

Synergy will need to obtain FDA approval of any proposed product brand names, and any failure or delay associated with such approval may adversely impact its business.

        A pharmaceutical product cannot be marketed in the U.S. or other countries until it has completed rigorous and extensive regulatory review processes, including approval of a brand name. Any brand names Synergy intends to use for its product candidates will require approval from the FDA regardless of whether Synergy has secured a formal trademark registration from the U.S. Patent and Trademark Office, or the PTO. The FDA typically conducts a review of proposed product brand names, including an evaluation of potential for confusion with other product names. The FDA may also object to a product brand name if it believes the name inappropriately implies medical claims. If the FDA objects to any of Synergy's proposed product brand names, it may be required to adopt an alternative brand name for its product candidates. If Synergy adopts an alternative brand name, it would lose the benefit of its existing trademark applications for such product candidate and may be required to expend significant additional resources in an effort to identify a suitable product brand name that would qualify under applicable trademark laws, not infringe the existing rights of third parties and be acceptable to the FDA. Synergy may be unable to build a successful brand identity for a new trademark in a timely manner or at all, which would limit its ability to commercialize its product candidates.

Clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results.

        Synergy's product candidates may not prove to be safe and efficacious in clinical trials and may not meet all the applicable regulatory requirements needed to receive regulatory approval. In order to receive regulatory approval for the commercialization of its product candidates, Synergy must conduct, at its own expense, extensive preclinical testing and clinical trials to demonstrate safety and efficacy of these product candidates for the intended indication of use. Clinical testing is expensive, can take many years to complete, if at all, and its outcome is uncertain. Failure can occur at any time during the clinical trial process.

        The results of preclinical studies and early clinical trials of new drugs do not necessarily predict the results of later-stage clinical trials. The design of Synergy's clinical trials is based on many assumptions about the expected effects of its product candidates, and if those assumptions are incorrect may not produce statistically significant results. Preliminary results may not be confirmed on full analysis of the detailed results of an early clinical trial. Product candidates in later stages of clinical trials may fail to show safety and efficacy sufficient to support intended use claims despite having progressed through initial clinical testing. The data collected from clinical trials of Synergy's product candidates may not be sufficient to support the filing of an NDA or to obtain regulatory approval in the United States or elsewhere. Because of the uncertainties associated with drug development and regulatory approval, Synergy cannot determine if or when it will have an approved product for commercialization or achieve sales or profits.

Delays in clinical testing could result in increased costs to Synergy and delay its ability to generate revenue.

        Synergy may experience delays in clinical testing of its product candidates. Synergy does not know whether planned clinical trials will begin on time, will need to be redesigned or will be completed on schedule, if at all. Clinical trials can be delayed for a variety of reasons, including delays in obtaining regulatory approval to commence a clinical trial, in securing clinical trial agreements with prospective sites with acceptable terms, in obtaining institutional review board approval to conduct a clinical trial at a prospective site, in recruiting patients to participate in a clinical trial or in obtaining sufficient supplies of clinical trial materials. Many factors affect patient enrollment, including the size of the patient population, the proximity of patients to clinical sites, the eligibility criteria for the clinical trial, competing clinical trials and new drugs approved for the conditions Synergy is investigating. Clinical investigators will need to decide whether to offer their patients enrollment in clinical trials of Synergy's product candidates versus treating these patients with commercially available drugs that have established safety and efficacy profiles. Any delays in completing its clinical trials will increase Synergy's costs, slow down its product development and timeliness and approval process and delay its ability to generate revenue.

The FDA's expectations for clinical trials may change over time, complicating the process of obtaining evidence to support approval of Synergy's product candidates.

        In March 2010, the FDA's Center for Drugs Evaluation and Research, or CDER, released a draft guidance entitled: "Irritable Bowel Syndrome—Clinical Evaluation of Products for Treatment" to assist the product sponsors developing new drugs for the treatment of IBS. In pertinent part, this document provides recommendations for IBS clinical trial design and endpoints, and describes the need for the future development of patient-reported outcome, or PRO, instruments for use in IBS clinical trials. The clinical trials Synergy has planned for plecanatide are designed to follow the recommendations included in this draft guidance. Synergy cannot predict when the draft guidance will be finalized and, if it is finalized, whether the final version will include the same recommendations, or whether its currently planned clinical trials of plecanatide will meet the final recommendations.

        When finalized, the guidance document will represent the FDA's thinking on the clinical evaluation of products for the treatment of IBS. FDA guidance documents, however, do not establish legally enforceable requirements, should be viewed only as recommendations, and may be changed at any time. Therefore, even insofar as Synergy intends to follow the recommendations provided in the draft guidance document and the final guidance document when revealed, Synergy cannot be sure that the FDA will accept the results of its clinical research even if such research follows the recommendations in the guidance document.

Synergy may be required to suspend or discontinue clinical trials due to unexpected side effects or other safety risks that could preclude approval of its product candidates.

        Synergy's clinical trials may be suspended at any time for a number of reasons. For example, it may voluntarily suspend or terminate its clinical trials if at any time it believes that they present an unacceptable risk to the clinical trial patients. In addition, the FDA or other regulatory agencies may order the temporary or permanent discontinuation of Synergy's clinical trials at any time if they believe that the clinical trials are not being conducted in accordance with applicable regulatory requirements or that they present an unacceptable safety risk to the clinical trial patients.

        Administering any product candidate to humans may produce undesirable side effects. These side effects could interrupt, delay or halt clinical trials of Synergy's product candidates and could result in the FDA or other regulatory authorities denying further development or approval of its product candidates for any or all targeted indications. Ultimately, some or all of Synergy's product candidates may prove to be unsafe for human use. Moreover, Synergy could be subject to significant liability if any volunteer or patient suffers, or appears to suffer, adverse health effects as a result of participating in Synergy's clinical trials.

If Synergy fails to comply with healthcare regulations ,it could face substantial enforcement actions, including civil and criminal penalties and its business, operations and financial condition could be adversely affected.

        As a developer of pharmaceuticals, even though Synergy does not intend to make referrals of healthcare services or bill directly to Medicare, Medicaid or other third-party payors, certain federal and state healthcare laws and regulations pertaining to fraud and abuse, false claims and patients' privacy rights are and will be applicable to Synergy's business. Synergy could be subject to healthcare fraud and abuse laws and patient privacy laws of both the federal government and the states in which it conducts its business. The laws include:

  •
  the federal healthcare program anti-kickback law, which prohibits, among other things, persons from soliciting, receiving or providing remuneration, directly or indirectly, to induce either the referral of an individual, for an item or service or the purchasing or ordering of a good or service, for which payment may be made under federal healthcare programs such as the Medicare and Medicaid programs;

  •
  federal false claims laws which prohibit, among other things, individuals or entities from knowingly presenting, or causing to be presented, claims for payment from Medicare, Medicaid, or other third-party payors that are false or fraudulent, and which may apply to entities like us which provide coding and billing information to customers;

  •
  the federal Health Insurance Portability and Accountability Act of 1996, which prohibits executing a scheme to defraud any healthcare benefit program or making false statements relating to healthcare matters and which also imposes certain requirements relating to the privacy, security and transmission of individually identifiable health information;

  •
  the Federal Food, Drug, and Cosmetic Act, which among other things, strictly regulates drug manufacturing and product marketing, prohibits manufacturers from marketing drug products for off-label use and regulates the distribution of drug samples; and

  •
  state law equivalents of each of the above federal laws, such as anti-kickback and false claims laws which may apply to items or services reimbursed by any third-party payor, including commercial insurers, and state laws governing the privacy and security of health information in certain circumstances, many of which differ from each other in significant ways and often are not preempted by federal laws, thus complicating compliance efforts.

        If Synergy's operations are found to be in violation of any of the laws described above or any governmental regulations that apply to us, it may be subject to penalties, including civil and criminal penalties, damages, fines and the curtailment or restructuring of its operations. Any penalties, damages, fines, curtailment or restructuring of Synergy's operations could adversely affect its ability to operate its business and its financial results. Although compliance programs can mitigate the risk of investigation and prosecution for violations of these laws, the risks cannot be entirely eliminated. Any action against Synergy for violation of these laws, even if it successfully defends against it, could cause Synergy to incur significant legal expenses and divert management's attention from the operation of its business. Moreover, achieving and sustaining compliance with applicable federal and state privacy, security and fraud laws may prove costly.

If Synergy is unable to satisfy regulatory requirements, it may not be able to commercialize its product candidates.

        Synergy needs FDA approval prior to marketing its product candidates in the United States. If it fails to obtain FDA approval to market its product candidates, it will be unable to sell its product candidates in the United States and Synergy will not generate any revenue.

        The FDA's review and approval process, including among other things, evaluation of preclinical studies and clinical trials of a product candidate as well as the manufacturing process and facility, is lengthy, expensive and uncertain. To receive approval, we must, among other things, demonstrate with substantial evidence from well-designed and well-controlled pre-clinical testing and clinical trials that the product candidate is both safe and effective for each indication for which approval is sought. Satisfaction of these requirements typically takes several years and the time needed to satisfy them may vary substantially, based on the type, complexity and novelty of the pharmaceutical product. Synergy cannot predict if or when it will submit an NDA for approval for any of its product candidates currently under development. Any approvals Synergy may obtain may not cover all of the clinical indications for which it is seeking approval or may contain significant limitations on the conditions of use.

        The FDA has substantial discretion in the NDA review process and may either refuse to file Synergy's NDA for substantive review or may decide that its data is insufficient to support approval of its product candidates for the claimed intended uses. Following any regulatory approval of its product candidates, Synergy will be subject to continuing regulatory obligations such as safety reporting, required and additional post marketing obligations, and regulatory oversight of promotion and marketing. Even if Synergy receives regulatory approvals, the FDA may subsequently seek to withdraw approval of Synergy's NDA if it determines that new data or a reevaluation of existing data show the product is unsafe for use under the conditions of use upon the basis of which the NDA was approved, or based on new evidence of adverse effects or adverse clinical experience, or upon other new information. If the FDA does not file or approve Synergy's NDA or withdraws approval of its NDA, the FDA may require that Synergy conducts additional clinical trials, preclinical or manufacturing studies and submit that data before it will reconsider Synergy's application. Depending on the extent of these or any other requested studies, approval of any applications that Synergy submits may be delayed by several years, may require Synergy to expend more resources than it has available, or may never be obtained at all.

        Synergy will also be subject to a wide variety of foreign regulations governing the development, manufacture and marketing of its products. Whether or not FDA approval has been obtained, approval of a product by the comparable regulatory authorities of foreign countries must still be obtained prior to marketing the product in those countries. The approval process varies and the time needed to secure approval in any region such as the European Union or in a country with an independent review procedure may be longer or shorter than that required for FDA approval. Synergy cannot assure you that clinical trials conducted in one country will be accepted by other countries or that an approval in one country or region will result in approval elsewhere.

If Synergy's product candidates are unable to compete effectively with marketed drugs targeting similar indications as its product candidates, Synergy's commercial opportunity will be reduced or eliminated.

        Synergy faces competition generally from established pharmaceutical and biotechnology companies, as well as from academic institutions, government agencies and private and public research institutions. Many of its competitors have significantly greater financial resources and expertise in research and development, manufacturing, preclinical testing, conducting clinical trials, obtaining regulatory approvals and marketing approved products than Synergy does. Small or early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large, established companies. Synergy's commercial opportunity will be reduced or eliminated if its competitors develop and commercialize GI drugs that are safer, more effective, have fewer side effects or are less expensive than Synergy's product candidates. These potential competitors compete with Synergy in recruiting and retaining qualified scientific and management personnel, establishing clinical trial sites and patient enrollment for clinical trials, as well as in acquiring technologies and technology licenses complementary to Synergy's programs or advantageous to its business.

        If approved and commercialized, plecanatide will compete with at least two currently approved prescription therapies for the treatment of CC and IBS-C, Amitiza and Linzess. In addition, over-the-counter products are also used to treat certain symptoms of CC and IBS-C. Synergy believes other companies are developing products that will compete with plecanatide should they be approved by the FDA. For example, velusetrag, is being developed by Theravance, Inc. and has completed Phase 2 clinical trials for CC. To Synergy's knowledge, other potential competitors are in earlier stages of development. If potential competitors are successful in completing drug development for their product candidates and obtain approval from the FDA, they could limit the demand for plecanatide.

        Synergy expects that its ability to compete effectively will depend upon its ability to:

  •
  successfully and rapidly complete clinical trials and submit for and obtain all requisite regulatory approvals in a cost-effective manner;

  •
  maintain a proprietary position for its products and manufacturing processes and other related product technology;

  •
  attract and retain key personnel;

  •
  develop relationships with physicians prescribing these products; and

  •
  build an adequate sales and marketing infrastructure for its product candidates.

        Because Synergy will be competing against significantly larger companies with established track records, it will have to demonstrate that, based on experience, clinical data, side-effect profiles and other factors, its products, if approved, are competitive to other products. If Synergy is unable to compete effectively in the GI drug market and differentiate its products from other marketed GI drugs, it may never generate meaningful revenue.

Synergy currently has no sales and marketing organization. If it is unable to establish a direct sales force in the United States to promote its products, the commercial opportunity for its products may be diminished.

        Synergy currently has no sales and marketing organization. If any of its product candidates are approved by the FDA, it intends to market that product through its own sales force. Synergy will incur significant additional expenses and commit significant additional management resources to establish this sales force. Synergy may not be able to establish these capabilities despite these additional expenditures. It will also have to compete with other pharmaceutical and biotechnology companies to recruit, hire and train sales and marketing personnel. If Synergy elects to rely on third parties to sell its product candidates in the United States, it may receive less revenue than if it sold its products directly. In addition, although Synergy would intend to use due diligence in monitoring their activities, it may have little or no control over the sales efforts of those third parties. In the event Synergy is unable to develop its own sales force or collaborate with a third party to sell its product candidates, it may not be able to commercialize its product candidates which would negatively impact its ability to generate revenue.

Synergy may need others to market and commercialize its product candidates in international markets.

        Currently, Synergy does not have any plans to enter international markets. In the future, if appropriate regulatory approvals are obtained, Synergy intends to commercialize its product candidates in international markets. However, Synergy has not decided how to commercialize its product candidates in those markets. Synergy may decide to build its own sales force or sell its products through third parties. If Synergy decides to sell its product candidates in international markets through a third party, it may not be able to enter into any marketing arrangements on favorable terms or at all. In addition, these arrangements could result in lower levels of income to Synergy than if it marketed its product candidates entirely on its own. If Synergy is unable to enter into a marketing arrangement for its product candidates in international markets, it may not be able to develop an effective international sales force to successfully commercialize those products in international markets. If Synergy fails to enter into marketing arrangements for its products and is unable to develop an effective international sales force, itsability to generate revenue would be limited.

If the manufacturers upon whom Synergy relies fail to produce plecanatide and its product candidates, including SP-333, in the volumes that it requires on a timely basis, or fails to comply with stringent regulations applicable to pharmaceutical drug manufacturers, Synergy may face delays in the development and commercialization of its product candidates.

        Synergy does not currently possess internal manufacturing capacity. It currently utilizes the services of contract manufacturers to manufacture its clinical supplies. With respect to the manufacturing of plecanatide, Synergy has executed supply agreements with two contract manufacturers sufficient to meet its foreseeable clinical trial requirements. Any curtailment in the availability of plecanatide, however, could result in production or other delays with consequent adverse effects on us. In addition, because regulatory authorities must generally approve raw material sources for pharmaceutical products, changes in raw material suppliers may result in production delays or higher raw material costs.

        Synergy continues to pursue additional API and drug product supply agreements with other manufacturers. Synergy may be required to agree to minimum volume requirements, exclusivity arrangements or other restrictions with the contract manufacturers. Synergy may not be able to enter into long-term agreements on commercially reasonable terms, or at all. If Synergy changes or adds manufacturers, the FDA and comparable foreign regulators may require approval of the changes. Approval of these changes could require new testing by the manufacturer and compliance inspections to ensure the manufacturer is conforming to all applicable laws and regulations, including good manufacturing practices, or GMP. In addition, the new manufacturers would have to be educated in or independently develop the processes necessary for the production of Synergy's product candidates. Peptide manufacturing is a highly specialized manufacturing business. While Synergy believes it will have long term arrangements with a sufficient number of contract manufacturers, if it loses a manufacturer, it would take Synergy a substantial amount of time to identify and develop a relationship, and seek regulatory approval, where necessary, for an alternative manufacturer.

        The manufacture of pharmaceutical products requires significant expertise and capital investment, including the development of advanced manufacturing techniques and process controls. Manufacturers of pharmaceutical products may encounter difficulties in production, particularly in scaling up production. These problems include difficulties with production costs and yields, quality control, including stability of the product and quality assurance testing, shortages of qualified personnel, as well as compliance with federal, state and foreign regulations. In addition, any delay or interruption in the supply of clinical trial supplies could delay the completion of Synergy's clinical trials, increase the costs associated with conducting its clinical trials and, depending upon the period of delay, require Synergy to commence new clinical trials at significant additional expense or to terminate a clinical trial.

        Synergy is responsible for ensuring that each of its contract manufacturers comply with the GMP requirements of the FDA and other regulatory authorities from which it seeks to obtain product approval. These requirements include, among other things, quality control, quality assurance and the maintenance of records and documentation. The approval process for NDAs includes a review of the manufacturer's compliance with GMP requirements. Synergy is responsible for regularly assessing a contract manufacturer's compliance with GMP requirements through record reviews and periodic audits and for ensuring that the contract manufacturer takes responsibility and corrective action for any identified deviations. Manufacturers of plecanatide and other product candidates, including SP-333, may be unable to comply with these GMP requirements and with other FDA and foreign regulatory requirements, if any.

        While Synergy will oversee compliance by its contract manufacturers, ultimately it will not have control over its manufacturers' compliance with these regulations and standards. A failure to comply with these requirements may result in fines and civil penalties, suspension of production, suspension or delay in product approval, product seizure or recall, or withdrawal of product approval. If the safety of plecanatide or other product candidates is compromised due to a manufacturers' failure to adhere to applicable laws or for other reasons, Synergy may not be able to obtain regulatory approval for or successfully commercialize plecanatide or other product candidates, and it may be held liable for any injuries sustained as a result. Any of these factors could cause a delay of clinical trials, regulatory submissions, approvals or commercialization of plecanatide or other product candidates, entail higher costs or result in Synergy being unable to effectively commercialize plecanatide or other product candidates. Furthermore, if Synergy's manufacturers fail to deliver the required commercial quantities on a timely basis and at commercially reasonable prices, it may be unable to meet demand for any approved products and would lose potential revenues.

Synergy may not be able to manufacture its product candidates in commercial quantities, which would prevent it from commercializing its product candidates.

        To date, Synergy's product candidates have been manufactured in small quantities for preclinical studies and clinical trials. If any of Synergy's product candidates is approved by the FDA or comparable regulatory authorities in other countries for commercial sale, it will need to manufacture such product candidate in larger quantities. Synergy may not be able to increase successfully the manufacturing capacity for any of its product candidates in a timely or economic manner, or at all. Significant scale-up of manufacturing may require additional validation studies, which the FDA must review and approve. If Synergy is unable to increase successfully the manufacturing capacity for a product candidate, the clinical trials as well as the regulatory approval or commercial launch of that product candidate may be delayed or there may be a shortage in supply. Synergy's product candidates require precise, high quality manufacturing. Synergy's failure to achieve and maintain these high quality manufacturing standards in collaboration with its third-party manufacturers, including the incidence of manufacturing errors, could result in patient injury or death, product recalls or withdrawals, delays or failures in product testing or delivery, cost overruns or other problems that could harm its business, financial condition and results of operations.

Materials necessary to manufacture Synergy's product candidates may not be available on commercially reasonable terms, or at all, which may delay the development and commercialization of its product candidates.

        Synergy relies on the third-party manufacturers of its product candidates to purchase from third-party suppliers the materials necessary to produce the bulk active pharmaceutical ingredients, or APIs, and product candidates for its clinical trials, and it will rely on such manufacturers to purchase such materials to produce the APIs and finished products for any commercial distribution of its products if it obtains marketing approval. Suppliers may not sell these materials to Synergy's manufacturers at the time they need them in order to meet Synergy's required delivery schedule or on commercially reasonable terms, if at all. Synergy does not have any control over the process or timing of the acquisition of these materials by its manufacturers. Moreover, it currently does not have any agreements for the production of these materials. If Synergy's manufacturers are unable to obtain these materials for its clinical trials, testing of the affected product candidate would be delayed, which may significantly impact its ability to develop the product candidate. If Synergy or its manufacturers are unable to purchase these materials after regulatory approval has been obtained for one of Synergy's products, the commercial launch of such product would be delayed or there would be a shortage in supply of such product, which would harm Synergy's ability to generate revenues from such product and achieve or sustain profitability.

Synergy's product candidates, if approved for sale, may not gain acceptance among physicians, patients and the medical community, thereby limiting Synergy's potential to generate revenues.

        If one of Synergy's product candidates is approved for commercial sale by the FDA or other regulatory authorities, the degree of market acceptance of any approved product by physicians,

healthcare professionals and third-party payors and its profitability and growth will depend on a number of factors, including:

  •
  demonstration of safety and efficacy;

  •
  changes in the practice guidelines and the standard of care for the targeted indication;

  •
  relative convenience and ease of administration;

  •
  the prevalence and severity of any adverse side effects;

  •
  budget impact of adoption of Synergy's product on relevant drug formularies and the availability, cost and potential advantages of alternative treatments, including less expensive generic drugs;

  •
  pricing and cost effectiveness, which may be subject to regulatory control;

  •
  effectiveness of Synergy's or any of its partners' sales and marketing strategies;

  •
  the product labeling or product insert required by the FDA or regulatory authority in other countries; and

  •
  the availability of adequate third-party insurance coverage or reimbursement.

        If any product candidate that Synergy develops does not provide a treatment regimen that is as beneficial as, or is perceived as being as beneficial as, the current standard of care or otherwise does not provide patient benefit, that product candidate, if approved for commercial sale by the FDA or other regulatory authorities, likely will not achieve market acceptance. Synergy's ability to effectively promote and sell any approved products will also depend on pricing and cost-effectiveness, including its ability to produce a product at a competitive price and its ability to obtain sufficient third-party coverage or reimbursement. If any product candidate is approved but does not achieve an adequate level of acceptance by physicians, patients and third-party payors, Synergy's ability to generate revenues from that product would be substantially reduced. In addition, its efforts to educate the medical community and third-party payors on the benefits of its product candidates may require significant resources, may be constrained by FDA rules and policies on product promotion, and may never be successful.

Guidelines and recommendations published by various organizations can impact the use of Synergy's products.

        Government agencies promulgate regulations and guidelines directly applicable to Synergy and to its products. In addition, professional societies, practice management groups, private health and science foundations and organizations involved in various diseases from time to time may also publish guidelines or recommendations to the health care and patient communities. Recommendations of government agencies or these other groups or organizations may relate to such matters as usage, dosage, route of administration and use of concomitant therapies. Recommendations or guidelines suggesting the reduced use of Synergy's products or the use of competitive or alternative products that are followed by patients and health care providers could result in decreased use of Synergy's proposed products.

If product liability lawsuits are successfully brought against Synergy, it may incur substantial liabilities and may be required to limit commercialization of its product candidates.

        Synergy faces an inherent risk of product liability lawsuits related to the testing of its product candidates, and will face an even greater risk if it sells its product candidates commercially. Currently, Synergy is not aware of any anticipated product liability claims with respect to its product candidates. In the future, an individual may bring a liability claim against Synergy if one of its product candidates causes, or merely appears to have caused, an injury. If Synergy cannot successfully defend itself against the product liability claim, it may incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in:

  •
  decreased demand for Synergy's product candidates;

  •
  injury to its reputation;

  •
  withdrawal of clinical trial participants;

  •
  costs of related litigation;

  •
  initiation of investigations by regulators;

  •
  substantial monetary awards to patients or other claimants;

  •
  distraction of management's attention from Synergy's primary business;

  •
  product recalls;

  •
  loss of revenue; and

  •
  the inability to commercialize its product candidates.

        Synergy has clinical trial liability insurance with a $5,000,000 aggregate limit. Synergy intends to expand its insurance coverage to include the sale of commercial products if marketing approval is obtained for its product candidates. Synergy's current insurance coverage may prove insufficient to cover any liability claims brought against it. In addition, because of the increasing costs of insurance coverage, Synergy may not be able to maintain insurance coverage at a reasonable cost or obtain insurance coverage that will be adequate to satisfy liabilities that may arise.

Synergy's failure to successfully discover, acquire, develop and market additional product candidates or approved products would impair its ability to grow.

        As part of its growth strategy, Synergy intends to develop and market additional products and product candidates. It is pursuing various therapeutic opportunities through its pipeline. Synergy may spend several years completing its development of any particular current or future internal product candidate, and failure can occur at any stage. The product candidates to which Synergy allocates its resources may not end up being successful. In addition, because Synergy's internal research capabilities are limited, it may be dependent upon pharmaceutical and biotechnology companies, academic scientists and other researchers to sell or license products or technology to it. The success of this strategy depends partly upon its ability to identify, select, discover and acquire promising pharmaceutical product candidates and products. Failure of this strategy would impair Synergy's ability to grow.

        The process of proposing, negotiating and implementing a license or acquisition of a product candidate or approved product is lengthy and complex. Other companies, including some with substantially greater financial, marketing and sales resources, may compete with Synergy for the license or acquisition of product candidates and approved products. Synergy has limited resources to identify and execute the acquisition or in-licensing of third-party products, businesses and technologies and integrate them into its current infrastructure. Moreover, Synergy may devote resources to potential acquisitions or in-licensing opportunities that are never completed, or it may fail to realize the anticipated benefits of such efforts. Synergy may not be able to acquire the rights to additional product candidates on terms that it finds acceptable, or at all.

        In addition, future acquisitions may entail numerous operational and financial risks, including:

  •
  exposure to unknown liabilities;

  •
  disruption of Synergy's business and diversion of its management's time and attention to develop acquired products or technologies;

  •
  incurrence of substantial debt, dilutive issuances of securities or depletion of cash to pay for acquisitions;

  •
  higher than expected acquisition and integration costs;

  •
  difficulty in combining the operations and personnel of any acquired businesses with its operations and personnel;

  •
  increased amortization expenses;

  •
  impairment of relationships with key suppliers or customers of any acquired businesses due to changes in management and ownership; and

  •
  inability to motivate key employees of any acquired businesses.

        Further, any product candidate that Synergy acquires may require additional development efforts prior to commercial sale, including extensive clinical testing and approval by the FDA and applicable foreign regulatory authorities. All product candidates are prone to risks of failure typical of pharmaceutical product development, including the possibility that a product candidate will not be shown to be sufficiently safe and effective for approval by regulatory authorities.

Even if Synergy's product candidates receive regulatory approval, they may still face future development and regulatory difficulties.

        Even if U.S. regulatory approval is obtained, the FDA may still impose significant restrictions on a product's indicated uses or impose ongoing requirements for potentially costly post-approval studies. Plecanatide and other product candidates, including SP-333, would also be subject to ongoing FDA requirements governing the labeling, packaging, storage, advertising, promotion, recordkeeping and submission of safety and other post-market information. In addition, manufacturers of drug products and their facilities are subject to continual review and periodic inspections by the FDA and other regulatory authorities for compliance with GMP, regulations. If Synergy or a regulatory agency discovers previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, a regulatory agency may impose restrictions on that product or the manufacturer, including requiring withdrawal of the product from the market or suspension of manufacturing. If Synergy, its product candidates or the manufacturing facilities for its product candidates fail to comply with applicable regulatory requirements, a regulatory agency may:

  •
  issue warning letters;

  •
  impose civil or criminal penalties;

  •
  suspend regulatory approval;

  •
  suspend any ongoing clinical trials;

  •
  refuse to approve pending applications or supplements to applications filed by Synergy;

  •
  impose restrictions on operations, including costly new manufacturing requirements;

  •
  seize or detain products or request us to initiate a product recall; or

  •
  pursue and obtain an injunction.

Drugs approved to treat IBS have been subject to considerable post-market scrutiny, with consequences up to and including voluntary withdrawal of approved products from the market. This may heighten FDA scrutiny of Synergy's product candidates before or following market approval.

        Products approved for the treatment of IBS have been subject to considerable post-market scrutiny. For example, in 2007, Novartis voluntarily discontinued marketing Zelnorm (tegaserod), a product approved for the treatment of women with IBS-C, after the FDA found an increased risk of serious cardiovascular events associated with the use of the drug. Earlier, in 2000, Glaxo Wellcome withdrew Lotronex (alosetron), which was approved for women with severe diarrhea-prominent IBS, after the manufacturer received numerous reports of adverse events or AEs, including ischemic colitis, severely obstructed or ruptured bowel, or death. In 2002, the FDA approved the manufacturer's application to make Lotronex available again, on the condition that the drug only be made available through a restricted marketing program.

        Although plecanatide is being investigated for IBS, plecanatide is from a different pharmacologic class than Zelnorm or Lotronex, and would not be expected to share the same clinical risk profile as those agents. Nevertheless, because these products are in the same or related therapeutic classes, it is possible that the FDA will have heightened scrutiny of plecanatide or any other agent under development for IBS. This could delay product approval, increase the cost of Synergy's clinical development program, or increase the cost of post-market study commitments for its IBS product candidates, including plecanatide.

Even if Synergy's product candidates receive regulatory approval in the United States, it may never receive approval to commercialize them outside of the United States.

        In the future, Synergy may seek to commercialize plecanatide and/or other product candidates, including SP-333, in foreign countries outside of the United States. In order to market any products outside of the United States, Synergy must establish and comply with numerous and varying regulatory requirements of other jurisdictions regarding safety and efficacy. Approval procedures vary among jurisdictions and can involve product testing and administrative review periods different from, and greater than, those in the United States. The time required to obtain approval in other jurisdictions might differ from that required to obtain FDA approval. The regulatory approval process in other jurisdictions may include all of the risks detailed above regarding FDA approval in the United States as well as other risks. Regulatory approval in one jurisdiction does not ensure regulatory approval in another, but a failure or delay in obtaining regulatory approval in one jurisdiction may have a negative effect on the regulatory processes in others. Failure to obtain regulatory approvals in other jurisdictions or any delay or setback in obtaining such approvals could have the same adverse effects detailed above regarding FDA approval in the United States. As described above, such effects include the risks that plecanatide or other product candidates may not be approved for all indications for use included in proposed labeling or for any indications at all, which could limit the uses of plecanatide or other product candidates and have an adverse effect on Synergy's products' commercial potential or require costly post-marketing studies.

Synergy relies on third parties to conduct its clinical trials. If these third parties do not successfully carry out their contractual duties or meet expected deadlines, Synergy may not be able to seek or obtain regulatory approval for or commercialize its product candidates.

        Synergy has agreements with third-party contract research organizations, or CROs, under which it has delegated to the CROs the responsibility to coordinate and monitor the conduct of its clinical trials and to manage data for its clinical programs. Synergy, its CROs and its clinical sites are required to comply with current Good Clinical Practices, or GCPs, regulations and guidelines issued by the FDA and by similar governmental authorities in other countries where it is conducting clinical trials. Synergy has an ongoing obligation to monitor the activities conducted by its CROs and at its clinical sites to confirm compliance with these requirements. In the future, if Synergy, its CROs or its clinical sites fail to comply with applicable GCPs, the clinical data generated in its clinical trials may be deemed unreliable and the FDA may require Synergy to perform additional clinical trials before approving oitsmarketing applications. In addition, Synergy's clinical trials must be conducted with product produced under cGMP regulations, and will require a large number of test subjects. Synergy's failure to comply with these regulations may require it to repeat clinical trials, which would delay the regulatory approval process.

        If CROs do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced, or if the quality or accuracy of the clinical data they obtain is compromised due to their failure to adhere to Synergy's clinical protocols, regulatory requirements or for other reasons, Synergy's clinical trials may be extended, delayed or terminated, and it may not be able to obtain regulatory approval for or successfully commercialize its product candidates. As a result, its financial results and the commercial prospects for its product candidates would be harmed, its costs could increase, and its ability to generate revenue could be delayed.

If Synergy fails to attract and keep senior management and key scientific personnel, it may be unable to successfully develop its product candidates, conduct its clinical trials and commercialize its product candidates.

        Synergy's success depends in part on its continued ability to attract, retain and motivate highly qualified management, clinical and scientific personnel and on its ability to develop and maintain important relationships with leading academic institutions, clinicians and scientists. Synergy is highly dependent upon its senior management and scientific staff, particularly Gary S. Jacob, Ph.D., its President and Chief Executive Officer and Kunwar Shailubhai, Ph.D., its Chief Scientific Officer. The loss of services of Dr. Jacob or one or more of Synergy's other members of senior management could delay or prevent the successful completion of its planned clinical trials or the commercialization of its product candidates.

        The competition for qualified personnel in the biotechnology and pharmaceuticals field is intense. Synergy will need to hire additional personnel as it expands its clinical development and commercial activities. It may not be able to attract and retain quality personnel on acceptable terms given the competition for such personnel among biotechnology, pharmaceutical and other companies.

Synergy will need to increase the size of its organization, and it may experience difficulties in managing growth.

        Synergy is a small company with sixteen employees as of November 30, 2012. To continue its clinical trials and commercialize its product candidates, it will need to expand its employee base for managerial, operational, financial and other resources. Future growth will impose significant added responsibilities on members of management, including the need to identify, recruit, maintain and integrate additional employees. Over the next 12 months depending on the progress of its planned clinical trials, Synergy plans to add additional employees to assist it with its clinical programs. Synergy's future financial performance and its ability to commercialize its product candidates and to compete effectively will depend, in part, on its ability to manage any future growth effectively. To that end, Synergy must be able to:

  •
  manage development efforts effectively;

  •
  manage its clinical trials effectively;

  •
  integrate additional management, administrative, manufacturing and sales and marketing personnel;

  •
  maintain sufficient administrative, accounting and management information systems and controls; and

  •
  hire and train additional qualified personnel.

        Synergy may not be able to accomplish these tasks, and its failure to accomplish any of them could harm its financial results and impact its ability to achieve development milestones.

Reimbursement may not be available for Synergy's product candidates, which would impede sales.

        Market acceptance and sales of Synergy's product candidates may depend on coverage and reimbursement policies and health care reform measures. Decisions about formulary coverage as well as levels at which government authorities and third-party payors, such as private health insurers and health maintenance organizations, reimburse patients for the price they pay for Synergy's products as well as levels at which these payers pay directly for its products, where applicable, could affect whether Synergy is able to commercialize these products. Synergy cannot be sure that reimbursement will be available for any of these products. Also, Synergy cannot be sure that coverage or reimbursement amounts will not reduce the demand for, or the price of, its products. Synergy has not commenced efforts to have its product candidates reimbursed by government or third party payors. If coverage and reimbursement are not available or are available only at limited levels, Synergy may not be able to commercialize its products.

        In recent years, officials have made numerous proposals to change the health care system in the United States. These proposals include measures that would limit or prohibit payments for certain medical treatments or subject the pricing of drugs to government control. In addition, in many foreign countries, particularly the countries of the European Union, the pricing of prescription drugs is subject to government control. If Synergy's products are or become subject to government regulation that limits or prohibits payment for its products, or that subjects the price of its products to governmental control, it may not be able to generate revenue, attain profitability or commercialize its products.

        As a result of legislative proposals and the trend towards managed health care in the United States, third-party payers are increasingly attempting to contain health care costs by limiting both coverage and the level of reimbursement of new drugs. They may also impose strict prior authorization requirements and/or refuse to provide any coverage of uses of approved products for medical indications other than those for which the FDA has granted market approvals. As a result, significant uncertainty exists as to whether and how much third-party payers will reimburse patients for their use of newly-approved drugs, which in turn will put pressure on the pricing of drugs.

Healthcare reform measures could hinder or prevent Synergy's product candidates' commercial success.

        The U.S. government and other governments have shown significant interest in pursuing healthcare reform. Any government-adopted reform measures could adversely impact the pricing of healthcare products and services in the United States or internationally and the amount of reimbursement available from governmental agencies or other third party payors. The continuing efforts of the U.S. and foreign governments, insurance companies, managed care organizations and other payors of health care services to contain or reduce health care costs may adversely affect Synergy's ability to set prices for its products which it believes are fair, and its ability to generate revenues and achieve and maintain profitability.

        New laws, regulations and judicial decisions, or new interpretations of existing laws, regulations and decisions, that relate to healthcare availability, methods of delivery or payment for products and services, or sales, marketing or pricing, may limit Synergy's potential revenue, and it may need to revise its research and development programs. The pricing and reimbursement environment may change in the future and become more challenging due to several reasons, including policies advanced by the current executive administration in the United States, new healthcare legislation or fiscal challenges faced by government health administration authorities. Specifically, in both the United States and some foreign jurisdictions, there have been a number of legislative and regulatory proposals to change the health care system in ways that could affect Synergy's ability to sell its products profitably.

        For example, in March 2010, President Obama signed the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act, or the PPACA. This law will substantially change the way healthcare is financed by both government health plans and private insurers, and significantly impact the pharmaceutical industry. The PPACA contains a number of provisions that are expected to impact Synergy's business and operations in ways that may negatively affect its potential revenues in the future. For example, the PPACA imposes a non-deductible excise tax on pharmaceutical manufacturers or importers that sell branded prescription drugs to U.S. government programs which Synergy believes will increase the cost of its products. In addition, as part of the PPACA's provisions closing a funding gap that currently exists in the Medicare Part D prescription drug program (commonly known as the "donut hole"), Synergy will be required to provide a discount on branded prescription drugs equal to 50% of the government-negotiated price, for drugs provided to certain beneficiaries who fall within the donut hole. Similarly, PPACA increases the level of Medicaid rebates payable by manufacturers of brand-name drugs from 15.1% to 23.1% and requires collection of rebates for drugs paid by Medicaid managed care organizations. The PPACA also includes significant changes to the 340B drug discount program including expansion of the list of eligible covered entities that may purchase drugs under the program. At the same time, the expansion in eligibility for health insurance benefits created under PPACA is expected to increase the number of patients with insurance coverage who may receive Synergy's products. While it is too early to predict all the specific effects the PPACA or any future healthcare reform legislation will have on Synergy's business, they could have a material adverse effect on Synergy's business and financial condition.

        Congress periodically adopts legislation like the PPACA and the Medicare Prescription Drug, Improvement and Modernization Act of 2003, that modifies Medicare reimbursement and coverage policies pertaining to prescription drugs. Implementation of these laws is subject to ongoing revision through regulatory and subregulatory policies. Congress also may consider additional changes to Medicare policies, potentially including Medicare prescription drug policies, as part of ongoing budget negotiations. While the scope of any such legislation is uncertain at this time, there can be no assurances that future legislation or regulations will not decrease the coverage and price that Synergy may receive for its proposed products. Other third-party payors are increasingly challenging the prices charged for medical products and services. It will be time consuming and expensive for Synergy to go through the process of seeking coverage and reimbursement from Medicare and private payors. Synergy's proposed products may not be considered cost-effective, and coverage and reimbursement may not be available or sufficient to allow Synergy to sell its proposed products on a profitable basis. Further federal and state proposals and health care reforms are likely which could limit the prices that can be charged for the product candidates that Synergy develops and may further limit its commercial opportunities. Synergy's results of operations could be materially adversely affected by proposed healthcare reforms, by the Medicare prescription drug coverage legislation, by the possible effect of such current or future legislation on amounts that private insurers will pay and by other health care reforms that may be enacted or adopted in the future.

        In September 2007, the Food and Drug Administration Amendments Act of 2007 was enacted, giving the FDA enhanced post-marketing authority, including the authority to require post-marketing studies and clinical trials, labeling changes based on new safety information, and compliance with risk evaluations and mitigation strategies approved by the FDA. The FDA's exercise of this authority could result in delays or increased costs during product development, clinical trials and regulatory review, increased costs to assure compliance with post-approval regulatory requirements, and potential restrictions on the sale and/or distribution of approved products.

Risks Related to Synergy's Intellectual Property

It is difficult and costly to protect Synergy's proprietary rights, and it may not be able to ensure their protection.

        Synergy's commercial success will depend in part on obtaining and maintaining patent protection and trade secret protection of its product candidates, and the methods used to manufacture them, as well as successfully defending these patents against third-party challenges. Synergy will only be able to protect its product candidates from unauthorized making, using, selling, offering to sell or importation by third parties to the extent that it has rights under valid and enforceable patents or trade secrets that cover these activities.

        As of November 29, 2012, Synergy has five issued United States patents. Two of these patents cover the composition-of-matter of plecanatide and were issued on May 9, 2006 and September 21, 2010; they will expire in 2023 and 2022, respectively. A third patent covers the composition-of-matter of SP-333 issued on February 1, 2011 and expires in 2028. A fourth patent granted October 11, 2011 covers composition-of-matter of analogs related to plecanatide and SP-333 and will expire in 2028. A fifth patent granted February 14, 2012 covers a method of treating inflammatory bowel disease using plecanatide and will expire in 2022. In addition, Synergy has three granted foreign patents which cover composition-of-matter of plecanatide and expire in 2022. These foreign patents cover Austria, Belgium, Switzerland, Cyprus, Germany, Denmark, Spain, Finland, France, United Kingdom, Greece, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, Netherlands, Portugal, Sweden, Turkey, Hong Kong, Armenia, Azerbaijan, Belarus, Kazakhstan, Kyrgyz Republic, Moldova, Russian Federation, Tajikistan, Turkmenistan, and Japan.

        Additionally, as of November 29, 2012, Synergy has seven pending United States patent applications and 37 pending foreign patent applications covering plecanatide and SP-333 and various derivatives and analogs. In April 2010, two parties filed an opposition to Synergy's granted patent with the European Patent Office. An opposition hearing was held December 14, 2011, which resulted in the European Patent Office issuing the following statement: Account being taken of the amendments made by the patent proprietor during the opposition proceedings, the patent and the invention to which it relates are found to meet the requirements of the European Patent Convention (Art.101(3)(a)EPC). In particular, the composition-of-matter claim covering plecanatide was upheld. In addition, Synergy is aware that another pharmaceutical company has been issued a patent for the use of plecanatide for treatment of constipation or constipation predominant irritable bowel syndrome.

        On September 14, 2012 Synergy entered into a binding letter of intent (the "LOI") with Ironwood Pharmaceuticals, Inc. ("Ironwood") pursuant to which Synergy and Ironwood agreed to enter into a definitive license agreement giving Synergy an exclusive worldwide license to Ironwood's method of use patents on plecanatide for the treatment of chronic constipation. The LOI contemplates a low single digit royalty on net sales and both parties agreed not to challenge each other's patents covering certain GC-C agonists, except that Synergy retains the right to challenge Ironwood's method of use patents on plecanatide.

        The patent positions of pharmaceutical and biotechnology companies can be highly uncertain and involve complex legal and factual questions for which important legal principles remain unresolved. No consistent policy regarding the breadth of claims allowed in biotechnology patents has emerged to date in the United States. The biotechnology patent situation outside the United States is even more uncertain. Changes in either the patent laws or in interpretations of patent laws in the United States and other countries may diminish the value of Synergy's intellectual property. Accordingly, Synergy cannot predict the breadth of claims that may be allowed or enforced in its issued patents or in third-party patents.

        The degree of future protection for Synergy's proprietary rights is uncertain because legal means afford only limited protection and may not adequately protect its rights or permit Synergy to gain or keep its competitive advantage. For example:

  •
  others may be able to make compounds that are competitive with Synergy's product candidates but that are not covered by the claims of its patents;

  •
  Synergy might not have been the first to make the inventions covered by its pending patent applications;

  •
  Synergy might not have been the first to file patent applications for these inventions;

  •
  others may independently develop similar or alternative technologies or duplicate any of its technologies;

  •
  it is possible that its pending patent applications will not result in issued patents;

  •
  Synergy may not develop additional proprietary technologies that are patentable; or

  •
  the patents of others may have an adverse effect on its business.

        Synergy also may rely on trade secrets to protect its technology, especially where it does not believe patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. While Synergy uses reasonable efforts to protect its trade secrets, its employees, consultants, contractors, outside scientific collaborators and other advisors may unintentionally or willfully disclose its information to competitors. Enforcing a claim that a third party illegally obtained and is using Synergy's trade secrets is expensive and time consuming, and the outcome is unpredictable. In addition, courts outside the United States are sometimes less willing to protect trade secrets. Moreover, Synergy's competitors may independently develop equivalent knowledge, methods and know-how.

Synergy may incur substantial costs as a result of litigation or other proceedings relating to patent and other intellectual property rights and it may be unable to protect its rights to, or use, its technology.

        If Synergy chooses to go to court to stop someone else from using the inventions claimed in its patents, that individual or company has the right to ask the court to rule that these patents are invalid and/or should not be enforced against that third party. These lawsuits are expensive and would consume time and other resources even if Synergy was successful in stopping the infringement of these patents. In addition, there is a risk that the court will decide that these patents are not valid and that Synergy does not have the right to stop the other party from using the inventions. There is also the risk that, even if the validity of these patents is upheld, the court will refuse to stop the other party on the ground that such other party's activities do not infringe Synergy's rights to these patents.

        Furthermore, a third party may claim that Synergy is using inventions covered by the third party's patent rights and may go to court to stop Synergy from engaging in its normal operations and activities, including making or selling its product candidates. These lawsuits are costly and could affect Synergy's results of operations and divert the attention of managerial and technical personnel. There is a risk that a court would decide that Synergy is infringing the third party's patents and would order Synergy to stop the activities covered by the patents. In addition, there is a risk that a court will order Synergy to pay the other party damages for having violated the other party's patents. The biotechnology industry has produced a proliferation of patents, and it is not always clear to industry participants, including us, which patents cover various types of products or methods of use. The coverage of patents is subject to interpretation by the courts, and the interpretation is not always uniform. If Synergy is sued for patent infringement, it would need to demonstrate that its products or methods of use either do not infringe the patent claims of the relevant patent and/or that the patent claims are invalid, and it may not be able to do this. Proving invalidity, in particular, is difficult since it requires a showing of clear and convincing evidence to overcome the presumption of validity enjoyed by issued patents.

        Because some patent applications in the United States may be maintained in secrecy until the patents are issued, patent applications in the United States and many foreign jurisdictions are typically not published until eighteen months after filing, and publications in the scientific literature often lag behind actual discoveries, Synergy cannot be certain that others have not filed patent applications for technology covered by its issued patents or its pending applications or that it was the first to invent the technology. Synergy's competitors may have filed, and may in the future file, patent applications covering technology similar to its. Any such patent application may have priority over Synergy's patent applications and could further require it to obtain rights to issued patents covering such technologies. If another party has filed a United States patent application on inventions similar to Synergy's, it may have to participate in an interference proceeding declared by the PTO, to determine priority of invention in the United States. The costs of these proceedings could be substantial, and it is possible that such efforts would be unsuccessful, resulting in a loss of Synergy's United States patent position with respect to such inventions.

        Some of Synergy's competitors may be able to sustain the costs of complex patent litigation more effectively than it can because they have substantially greater resources. In addition, any uncertainties resulting from the initiation and continuation of any litigation could have a material adverse effect on Synergy's ability to raise the funds necessary to continue its operations.

Obtaining and maintaining Synergy's patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and its patent protection could be reduced or eliminated for non-compliance with these requirements.

        The PTO and various foreign governmental patent agencies require compliance with a number of procedural, documentary, fee payment and other provisions during the patent process. There are situations in which noncompliance can result in abandonment or lapse of a patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. In such an event, competitors might be able to enter the market earlier than would otherwise have been the case.

Synergy has not yet registered trademarks for plecanatide in its potential markets, and failure to secure those registrations could adversely affect its ability to market its product candidate and its business.

        Synergy has not yet registered trademarks for plecanatide in any jurisdiction. Its trademark applications in the United States, when filed, and any other jurisdictions where it may file may not be allowed for registration, and its registered trademarks may not be maintained or enforced. During trademark registration proceedings, Synergy may receive rejections. Although it is given an opportunity to respond to those rejections, it may be unable to overcome such rejections. In addition, in the PTO and in comparable agencies in many foreign jurisdictions, third parties are given an opportunity to oppose pending trademark applications and to seek to cancel registered trademarks. Opposition or cancellation proceedings may be filed against Synergy's trademarks, and its trademarks may not survive such proceedings. Failure to secure such trademark registrations in the United States and in foreign jurisdictions could adversely affect Synergy's ability to market its product candidates and its business.

Confidentiality agreements with employees and others may not adequately prevent disclosure of Synergy's trade secrets and other proprietary information and may not adequately protect Synergy's intellectual property, which could limit its ability to compete.

        Because Synergy operates in the highly technical field of research and development of small molecule drugs, it relies in part on trade secret protection in order to protect its proprietary trade secrets and unpatented know-how. However, trade secrets are difficult to protect, and Synergy cannot be certain that others will not develop the same or similar technologies on their own. Synergy has taken steps, including entering into confidentiality agreements with its employees, consultants, outside scientific collaborators, sponsored researchers and other advisors, to protect its trade secrets and unpatented know-how. These agreements generally require that the other party keep confidential and not disclose to third parties all confidential information developed by the party or made known to the party by Synergy during the course of the party's relationship with Synergy. Synergy also typically obtains agreements from these parties which provide that inventions conceived by the party in the course of rendering services to Synergy will be its exclusive property. However, these agreements may not be honored and may not effectively assign intellectual property rights to Synergy. Enforcing a claim that a party illegally obtained and is using Synergy's trade secrets or know-how is difficult, expensive and time consuming, and the outcome is unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets or know-how. The failure to obtain or maintain trade secret protection could adversely affect Synergy's competitive position.

Synergy may be subject to claims that its employees have wrongfully used or disclosed alleged trade secrets of their former employers.

        As is common in the biotechnology and pharmaceutical industry, Synergy employs individuals who were previously employed at other biotechnology or pharmaceutical companies, including its competitors or potential competitors. Although no claims against Synergy are currently pending, Synergy may be subject to claims that these employees or Synergy has inadvertently or otherwise used or disclosed trade secrets or other proprietary information of their former employers. Litigation may be necessary to defend against these claims. Even if Synergy is successful in defending against these claims, litigation could result in substantial costs and be a distraction to management.

Risks Related to Ownership of Synergy's Common Stock

The market price of Synergy's common stock may be volatile and adversely affected by several factors.

        The market price of Synergy's common stock could fluctuate significantly in response to various factors and events, including:

  •
  Synergy's ability to integrate operations, technology, products and services;

  •
  Synergy's ability to execute its business plan;

  •
  operating results below expectations;

  •
  announcements concerning product development results, including clinical trial results, or intellectual property rights of others;

  •
  litigation or public concern about the safety of Synergy's potential products;

  •
  Synergy's issuance of additional securities, including debt or equity or a combination thereof, which will be necessary to fund its operating expenses;

  •
  announcements of technological innovations or new products by Synergy or its competitors;

  •
  loss of any strategic relationship;

  •
  industry developments, including, without limitation, changes in healthcare policies or practices or third-party reimbursement policies;

  •
  economic and other external factors;

  •
  period-to-period fluctuations in Synergy's financial results; and

  •
  whether an active trading market in Synergy's common stock develops and is maintained.

        In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of Synergy's common stock.

Synergy has not paid cash dividends in the past and does not expect to pay cash dividends in the foreseeable future. Any return on investment may be limited to the value of its common stock.

        Synergy has never paid cash dividends on its capital stock and does not anticipate paying cash dividends on its capital stock in the foreseeable future. The payment of dividends on its capital stock will depend on its earnings, financial condition and other business and economic factors affecting us at such time as the board of directors may consider relevant. If Synergy does not pay dividends, its common stock may be less valuable because a return on your investment will only occur if the common stock price appreciates.

A sale of a substantial number of shares of the common stock may cause the price of Synergy's common stock to decline.

        If Synergy's stockholders sell, or the market perceives that its stockholders intend to sell for various reasons, including the expiration of the 24 month lock-up period entered into in connection with the merger or the consent by Synergy of the early termination of the 24 month lock-up period,, substantial amounts of Synergy's common stock in the public market, including shares issued upon the exercise of outstanding options or warrants, the market price of its common stock could fall. Sales of a substantial number of shares of Synergy's common stock may make it more difficult for Synergy to sell equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate. Synergy may become involved in securities class action litigation that could divert management's attention and harm its business.

        The stock markets have from time to time experienced significant price and volume fluctuations that have affected the market prices for the common stock of biotechnology and biopharmaceutical companies. These broad market fluctuations may cause the market price of Synergy's common stock to decline. In the past, securities class action litigation has often been brought against a company following a decline in the market price of its securities. This risk is especially relevant for Synergy because biotechnology and biopharmaceutical companies have experienced significant stock price volatility in recent years. Synergy may become involved in this type of litigation in the future. Litigation often is expensive and diverts management's attention and resources, which could adversely affect its business.

Synergy's quarterly operating results may fluctuate significantly.

        Synergy expects its operating results to be subject to quarterly fluctuations. Its net loss and other operating results will be affected by numerous factors, including:

  •
  variations in the level of expenses related to its development programs;

  •
  addition or termination of clinical trials;

  •
  any intellectual property infringement lawsuit in which Synergy may become involved;

  •
  regulatory developments affecting its product candidates;

  •
  Synergy's execution of any collaborative, licensing or similar arrangements, and the timing of payments it may make or receive under these arrangements; and

  •
  if plecanatide receives regulatory approval, the level of underlying demand for that product and wholesalers' buying patterns.

        If Synergy's quarterly operating results fall below the expectations of investors or securities analysts, the price of its common stock could decline substantially. Furthermore, any quarterly fluctuations in Synergy's operating results may, in turn, cause the price of its common stock to fluctuate substantially.

Synergy's ability to use its net operating loss carryforwards may be subject to limitation.

        Generally, a change of more than 50% in the ownership of a company's stock, by value, over a three-year period constitutes an ownership change for U.S. federal income tax purposes. An ownership change may limit a company's ability to use its net operating loss carryforwards attributable to the period prior to the change. As a result, if Synergy earns net taxable income, its ability to use its pre-change net operating loss carryforwards to offset U.S. federal taxable income may become subject to limitations, which could potentially result in increased future tax liability for it. At December 31, 2011, Synergy had net operating loss carryforwards aggregating approximately $60 million. It has determined that an ownership change occurred as of April 30, 2003 pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, or the Code. In addition, the shares of Synergy's common stock that it issued from July 14, 2008 through July 8, 2010 have resulted in an additional ownership change. As a result of these events, Synergy's ability to utilize its operating loss carry forwards is limited.

If Synergy fails to comply with the rules under the Sarbanes-Oxley Act of 2002 related to accounting controls and procedures, or, if Synergy discovers material weaknesses and deficiencies in its internal control and accounting procedures, its stock price could decline significantly and raising capital could be more difficult.

        If Synergy fails to comply with the rules under the Sarbanes-Oxley Act of 2002 related to disclosure controls and procedures, or, if it discovers material weaknesses and other deficiencies in its internal control and accounting procedures, its stock price could decline significantly and raising capital could be more difficult. Section 404 of the Sarbanes-Oxley Act requires annual management assessments of the effectiveness of Synergy's internal control over financial reporting and a report by its independent auditors addressing these assessments. If material weaknesses or significant deficiencies are discovered or if Synergy otherwise fails to achieve and maintain the adequacy of its internal control, it may not be able to ensure that it can conclude on an ongoing basis that it has effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Moreover, effective internal controls are necessary for Synergy to produce reliable financial reports and are important to helping prevent financial fraud. If Synergy cannot provide reliable financial reports or prevent fraud, its business and operating results could be harmed, investors could lose confidence in its reported financial information, and the trading price of its common stock could drop significantly.

Synergy's certificate of incorporation and bylaws and Delaware law may have anti-takeover effects that could discourage, delay or prevent a change in control, which may cause its stock price to decline.

        Synergy's certificate of incorporation and bylaws and Delaware law could make it more difficult for a third party to acquire Synergy, even if closing such a transaction would be beneficial to its stockholders. Synergy is authorized to issue up to 20,000,000 shares of preferred stock. This preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by Synergy's board of directors without further action by stockholders. The terms of any series of preferred stock may include voting rights (including the right to vote as a series on particular matters), preferences as to dividend, liquidation, conversion and redemption rights and sinking fund provisions. No preferred stock is currently outstanding. The issuance of any preferred stock could materially adversely affect the rights of the holders of Synergy's common stock, and therefore, reduce the value of its common stock. In particular, specific rights granted to future holders of preferred stock could be used to restrict its ability to merge with, or sell its assets to, a third party and thereby preserve control by the present management.

        Provisions of Synergy's second amended and restated certificate of incorporation and bylaws and Delaware law also could have the effect of discouraging potential acquisition proposals or making a tender offer or delaying or preventing a change in control, including changes a stockholder might consider favorable. Such provisions may also prevent or frustrate attempts by Synergy's stockholders to replace or remove its management. In particular, the certificate of incorporation and bylaws and Delaware law, as applicable, among other things:

  •
  provide the board of directors with the ability to alter the bylaws without stockholder approval;

  •
  place limitations on the removal of directors; and

  •
  provide that vacancies on the board of directors may be filled by a majority of directors in office, although less than a quorum.

        Synergy is subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, prohibits "business combinations" between a publicly-held Delaware corporation and an "interested stockholder," which is generally defined as a stockholder who becomes a beneficial owner of 15% or more of a Delaware corporation's voting stock for a three-year period following the date that such stockholder became an interested stockholder.

        These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Synergy to first negotiate with its board. These provisions may delay or prevent someone from acquiring or merging with Synergy, which may cause the market price of its common stock to decline.

THE MERGER TRANSACTION

        This section and the section entitled "The Merger Agreement" in this Joint Proxy Statement/Prospectus describe the material aspects of the merger, including the merger agreement, as amended. While Synergy and Callisto believe that this description covers the material terms of the merger and the merger agreement, it may not contain all of the information that is important to you. You should read carefully this entire Joint Proxy Statement/Prospectus for a more complete understanding of the merger and the merger agreement, including the merger agreement, as amended attached as Annex A and Annex B to this Joint Proxy Statement/Prospectus, which is herein incorporated by reference.

General

        At the effective time, Callisto will merge with and into Synergy, which will be the surviving entity. Each holder of a share of Callisto common stock will receive 0.1799 of a share of Synergy common stock. See "The Merger Agreement—Merger Consideration." Based solely upon the outstanding shares of Synergy common stock on November 29, 2012 and Callisto's outstanding shares of common stock on November 29, 2012, immediately following the completion of the merger, Callisto stockholders will own approximately 39.5% of the combined company's outstanding common stock. Based upon the fully-diluted outstanding shares of Synergy and Callisto on November 29, 2012, immediately following the completion of the merger, Callisto security holders would own approximately 38.8% of the combined company's outstanding common stock.

Background of the Merger

        On July 14, 2008, Pawfect Foods Inc. ("Pawfect"), a Florida corporation incorporated on November 15, 2005, acquired 100% of the common stock of Synergy and its wholly-owned subsidiary, Synergy Advanced Pharmaceuticals, Inc., from Callisto in exchange for 22,732,380 shares of Pawfect's common stock under the terms of an Exchange Transaction among Pawfect, Callisto, Synergy, and certain other holders of Synergy common stock ("Exchange Transaction"). Callisto received 22,295,000 of the 22,732,380 shares of Pawfect's common stock exchanged for ownership of Synergy, which at the time represented approximately 68% of Pawfect's outstanding common stock.

        On July 21, 2008, Pawfect amended its articles of incorporation to, among other things, change its name to Synergy Pharmaceuticals, Inc. ("Synergy-FL")

        During the twelve months ended December 31, 2009, Synergy-FL sold 11,407,213 shares of unregistered common stock to private investors. On March 31, 2010, Callisto held approximately 50.4% of Synergy-FL's outstanding common stock.

        During the winter and spring of 2010, Gary S. Jacob, Chief Executive Officer of Callisto and Gabriele Cerrone, Chairman of Callisto discussed with Herb Sommer from Sommer & Schneider LLP, special counsel to Callisto (S&S"), Jeffrey Fessler from Sichenzia Ross Friedman Ference LLP, corporate and securities counsel to Synergy ("SRFF") and Jack Wilk from Wilk Auslander LLP, tax counsel to Callisto ("WA" and together with S&S and SRFF, "Counsel") various methods by which the Synergy-FL shares of common stock held by Callisto could be distributed to the Callisto stockholders on a tax-free basis. Messrs. Jacob and Cerrone and Counsel agreed on a spinoff structure and a request for rulings under Sections 368(a)(1)(E) and 355 of the Internal Revenue Code of 1986, as amended (the "Code) was submitted to the Internal Revenue Service ("IRS") on behalf of Callisto on June11, 2010 (the "Request for Ruling").

        On July 22, 2010 Messrs. Jacob, Cerrone and Bernard F. Denoyer, Senior Vice President Finance of Callisto, and Counsel, participated in a telephone conference with IRS counsel, during which Callisto responded to IRS questions. During this teleconference and subsequent follow-up by WA it became clear the IRS would not issue a favorable Ruling, principally because it did not believe Callisto would be sufficiently engaged in a trade or business, as defined in Regulation section 1.355-3(b)(ii) and (iv), immediately after the distribution.

        On October 7, 2010, Callisto withdrew its Request for Ruling.

        During the fall of 2010, Messrs. Jacob and Cerrone and Counsel discussed alternative structures by which the Synergy-FL shares of common stock held by Callisto could be distributed to the Callisto stockholders on a tax-free basis.

        In November 2011, Mr. Wilk from WA prepared a memorandum which discussed options which would simplify the structure of the transaction and eliminate the presence of two public companies. The memorandum suggested that a merger of Callisto into Synergy in which Synergy would survive the merger and Callisto stockholders would receive Synergy-FL shares in exchange for their Callisto shares would be preferable and simple.

        On February 14, 2012, Synergy-FL entered into an agreement and plan of merger with Synergy, its wholly-owned subsidiary, for the purpose of changing its state of incorporation to Delaware from Florida. Pursuant to the merger agreement, Synergy-FL merged with and into Synergy with Synergy continuing as the surviving corporation.

        From January 2012 through March 2012, Messrs. Cerrone and Jacob had a number of informal discussions with Mr. Fessler from SRFF with respect to a common stock exchange ratio to be offered to the Callisto stockholders in exchange for their Callisto shares, and also the period of time that Synergy shares which were received by the Callisto stockholders would be subject to a lock-up agreement with Synergy. The ratios discussed ranged between .15 and .175 and the lock up periods discussed were between 18 and 24 months.

        On March 4, 2012, attorneys from SRFF began drafting a merger agreement between Callisto and Synergy.

        On March 12, 2012, Callisto engaged Gracin & Marlow, LLP ("GM") as counsel for the merger with Synergy.

        On March 15, 2012, attorneys from SRFF distributed a draft of the merger agreement to GM, and through April 2012, SRFF and GM negotiated the merger agreement with input from their respective clients.

        On April 1, 2012, by unanimous written consent of the Board of Directors of Callisto, a special project committee of the Board (the "Callisto Committee") was established in connection with discussing terms of a merger agreement with Synergy. Dr. Randall Johnson, the only Callisto director that does not also serve on the Synergy Board of Directors was appointed by Callisto's Board as the sole member of the Callisto Committee.

        On April 4, 2012, Brean Murray, Carret & Co. was retained by Callisto to undertake certain investigations and reviews in connection with the possible rendering of an opinion as to the fairness, from a financial point of view, of the common stock exchange ratio, as defined in a merger agreement with Synergy.

        On April 10, 2012, Canaccord Genuity was retained by Synergy as its financial advisor solely in connection with the delivery of a fairness opinion with respect to a possible business combination transaction with Callisto.

        On April 20, 2012, by unanimous written consent of the Board of Directors of Synergy, a special project committee of the Board (the "Synergy Committee") was established in connection with discussing terms of a merger agreement with Callisto. Thomas Adams, Melvin Spigelman and Christopher McGuigan were appointed by Synergy's Board as members of the Synergy Committee.

        In May 2012, Dr. Jacob and Mr. Cerrone discussed whether to replace Synergy's existing financial advisor with a new financial advisor. Dr. Jacob consulted with members of Synergy's board of directors and on May 30, 2012, Dr. Jacob sent a termination letter to Canaccord notifying them that its engagement by Synergy is terminated effective June 9, 2012.

        Subsequently, Dr. Jacob and Mr. Cerrone considered several potential financial advisors to engage. After consideration of multiple financial advisors, Dr. Jacob and Mr. Cerrone presented Cantor Fitzgerald & Co. ("Cantor") to the Synergy Committee and the Synergy Committee approved the engagement of Cantor as Synergy's financial advisor. During this period, Synergy also engaged Cantor as a placement agent in connection with a potential at the market offering.

        On June 27, 2012, Cantor Fitzgerald & Co. was retained by Synergy to render an opinion to Synergy's Board of Directors as to the fairness, from a financial point of view, to the Synergy stockholders of the consideration to be paid by Synergy in the merger.

        In subsequent discussions with Cantor related to the merger and the merger consideration, it became apparent to Synergy there may be the potential for a conflict of interest. On July 11, 2012, Synergy sent a termination letter to Cantor notifying them that their engagement by Synergy is terminated immediately.

        On July 12, 2012, Canaccord Genuity was re-engaged by Synergy as its financial advisor in connection with the delivery of a fairness opinion with respect to a possible merger with Callisto.

        On July 20, 2012, the Synergy Committee met to discuss and consider the terms of the proposed merger agreement. Mr. Fessler from SRFF gave a brief description of the terms and conditions of the merger agreement between Callisto and Synergy to the Synergy Committee. During the meeting, Canaccord Genuity reviewed in detail with the Synergy Board its financial analyses with respect to the fairness, from a financial point of view, to Synergy of the issuance of the shares of Synergy common stock in the merger pursuant to the merger agreement (as amended) and rendered its oral opinion (which opinion was subsequently confirmed in writing by the delivery of Canaccord Genuity's written opinion dated the same date) to the effect that as of such date, and based upon and subject to the various assumptions, limitations and qualifications in the review undertaken by Canaccord Genuity to render the opinion, the exchange ratio in the merger agreement was fair, from a financial point of view, to the Synergy stockholders. The Synergy Committee determined that the merger and merger agreement is fair to and in the best interests of Synergy and its stockholders and resolved to recommend to the Synergy Board that the merger and merger agreement be approved.

        Later in the day on July 20, 2012, the Synergy Board met to discuss the merger transaction. Mr. Fessler from SRFF gave an overview of what occurred at the Synergy Committee meeting and the Board discussed the merger agreement and merger consideration. The Synergy Board determined that the merger and merger agreement is fair to and in the best interests of Synergy and its stockholders and approved the merger and merger agreement.

        On July 20, 2012, the Special Committee of the Board of Directors (represented by Dr. Johnson) and Callisto's Board of Directors met, discussed and considered the terms of the proposed merger agreement. Callisto's outside counsel presented the terms and conditions of the merger agreement and discussed the Board's fiduciary obligations with respect to the proposed merger. During the meeting, at the request of the Special Committee, Brean Murray, Carret & Co. reviewed in detail with the Committee and the Board of Directors its financial analyses with respect to fairness of the consideration being offered to the Callisto stockholders and rendered its oral opinion (which opinion was subsequently confirmed in writing by the delivery of Brean Murray, Carret & Co.'s written opinion dated the same date) to the effect that as of such date, and based upon and subject to the various assumptions, limitations and qualifications in the review undertaken by Brean Murray, Carret & Co.. to render the opinion, the consideration to be received by the stockholders of Callisto in the merger was fair, from a financial point of view, to such stockholders.

        An extensive discussion among the Board members and with outside counsel and Brean Murray, Carret & Co. then ensued. Thereafter, Dr. Johnson, on behalf of the Special Committee, recommended that the Board of Directors approve the merger. Upon a motion duly made by Dr. Johnson, Callisto's sole independent director, (with all other attending members abstaining by reason of their interest in Synergy), the Board of Directors passed a resolution finding that the merger agreement, the merger contemplated thereby and the other transactions contemplated by the merger agreement were advisable and in the best interest of Callisto's stockholders and, as such, approved the merger agreement, the merger contemplated thereby and the other transactions contemplated by the merger agreement and recommended that and instructed management and counsel to finalize all documentation related to the merger as promptly as practicable.

        Following the meetings of the Synergy and Callisto Boards on July 20, 2012, Callisto and Synergy exchanged execution copies of the merger agreement and delivered the definitive merger agreement as of July 20, 2012.

        Later on July 20, 2012, Synergy and Callisto issued a joint press release announcing the execution of the merger agreement.

        On October 11, 2012, the Special Committee of the Board of Directors (represented by Dr. Johnson) and Callisto's Board of Directors met, discussed and considered the terms of the proposed amendment to the merger agreement. Callisto's outside counsel presented the terms and conditions of the proposed amendment to the merger agreement, which included an increase in the exchange ratio from 0.1700 to 0.1799 and an increase in the stockholder lock up period from 18 months to 24 months, subject to the right of the Synergy Board of Directors to release such lock up, and discussed the Board's fiduciary obligations with respect to the proposed amendment to the merger agreement. During the meeting, at the request of the Special Committee, Brean Murray, Carret & Co. reviewed in detail with the Special Committee and the Board of Directors its financial analyses with respect to fairness of the new consideration being offered to the Callisto stockholders and rendered its oral opinion (which opinion was subsequently confirmed in writing by the delivery of Brean Murray, Carret & Co.'s written opinion dated the same date) to the effect that as of the date of the execution of the merger agreement, July 20, 2012, prior to the impact of the merger announcement on the market, and based upon and subject to the various financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to Brean Murray, Carret & Co the consideration to be received by the stockholders of Callisto in the merger provided for in the merger agreement, after taking into account the amendment to the merger agreement was fair, from a financial point of view, to such stockholders.

        An extensive discussion among the Board members and with outside counsel and Brean Murray, Carret & Co. then ensued. Thereafter, Dr. Johnson, on behalf of the Special Committee, recommended that the Board of Directors approve the proposed amendment to the merger agreement. Upon a motion duly made by Dr. Johnson, Callisto's sole independent director, (with all other attending members abstaining by reason of their interest in Synergy), the Board of Directors passed a resolution finding that the proposed amendment to the merger agreement, and the merger contemplated thereby were advisable and in the best interest of Callisto's stockholders and, as such, approved the proposed amendment to the merger agreement, the merger contemplated thereby and the other transactions contemplated by the merger agreement, as it will be amended, and recommended that and instructed management and counsel to finalize all documentation related to the merger as promptly as practicable.

        On October 15, 2012, the Special Committee of Synergy's Board of Directors met, discussed and considered the terms of the proposed amendment to the merger agreement. Synergy's outside counsel presented the terms and conditions of the proposed amendment to the merger agreement, which included an increase in the exchange ratio from 0.1700 to 0.1799 and an increase in the lock up period from 18 months to 24 months, subject to the right of the Synergy Board of Directors to release such lock up, and discussed the Board's fiduciary obligations with respect to the proposed amendment to the merger agreement. During the meeting, at the request of the Special Committee, Canaccord Genuity, Inc. reviewed in detail with the Special Committee its financial analyses with respect to fairness of the new consideration being offered to the Callisto stockholders and rendered its oral opinion (which opinion was subsequently confirmed in writing by the delivery of Canaccord Genuity, Inc.'s written opinion dated the same date) to the effect that as of such date, and based upon and subject to the various financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to Canaccord Genuity, Inc., the consideration to be received by the stockholders of Callisto in the merger, after taking into account the amendment to the merger agreement was fair, from a financial point of view, to such stockholders.

        An extensive discussion among the Board members and with outside counsel and Canaccord Genuity, Inc. then ensued. Thereafter, the Special Committee, recommended that the Board of Directors approve the proposed amendment to the merger agreement. Upon a motion duly made, the Board of Directors passed a resolution finding that the proposed amendment to the merger agreement, and the merger contemplated thereby were advisable and in the best interest of Synergy's stockholders and, as such, approved the proposed amendment to the merger agreement, the merger contemplated thereby and the other transactions contemplated by the merger agreement, as it will be amended, and recommended that and instructed management and counsel to finalize all documentation related to the merger as promptly as practicable.

Recommendation of the Synergy Board of Directors and its Reasons for the Merger

        Synergy's Board of Directors has (i) determined that the merger is advisable and fair to, and in the best interest of Synergy and its stockholders, has approved the merger and the merger agreement and (iii) recommends that Synergy stockholders vote "FOR" the adoption and approval of the merger agreement, as amended. In considering the recommendation of the Synergy Board of Directors with respect to the merger agreement, as amended, Synergy stockholders should be aware that certain directors and officers of Synergy have certain interests in the merger that are in addition to the interests of Synergy stockholders generally. The Synergy Board of Directors consulted with and received information from Synergy management and Synergy's legal and financial advisors in evaluating the merger, and considered a number of factors in reaching its decision to take the foregoing actions, including, but not limited to the following:

  •
  the belief that the combination of the businesses of Synergy and Callisto would create more value for Synergy stockholders in the long term than Synergy would create as a subsidiary of Callisto;

  •
  the belief that the merger of Synergy and Callisto is an effective method of distribution of the Synergy shares of common stock held by Callisto to the Callisto stockholders;

  •
  net annual cost savings of $275,000 expected to be realized by the combined company from reduced general and administrative and other costs;

  •
  the fact that the Exchange Ratio is fixed and will not fluctuate based upon changes in the stock prices of Synergy or Callisto prior to the completion of the merger;

  •
  the opinion letter of Canaccord Genuity Inc., dated October 15, 2012, to the Special Project Committee of the Synergy Board of Directors as to the fairness, from a financial point of view and as of the date of the opinion to Synergy of the issuance of the shares of Synergy common stock to be issued in the merger pursuant to the merger agreement, as amended (see section entitled "Chapter One—The Merger—The Merger Transaction—Opinion of Synergy's Financial Advisor" beginning on page 66);

  •
  the use of Synergy common stock as the sole consideration in the merger, which will allow Synergy to proceed with the merger without having to deplete its existing cash resources;

  •
  the fact that a significant stockholder of Callisto, owning 16% of Callisto's outstanding shares, and certain of the directors and executive officers of Callisto agreed to vote their shares of Callisto common stock in favor of the merger and against any alternative acquisition proposal, which the Synergy Board of Directors viewed as sending a strong message to the market that the Callisto Board of Directors and senior management are supportive of the combination and that Callisto is likely to obtain stockholder approval for the merger; and

  •
  the belief that the terms and conditions of the merger agreement, including the parties' mutual representations and warranties, covenants, deal protection provisions and closing conditions, are reasonable for a transaction of this nature; and

        The Synergy Board of Directors also identified and considered a variety of risks and other countervailing factors in its deliberations concerning whether to approve the merger and enter into the merger agreement, including, but not limited to, the following:

  •
  the risks described under the section entitled "Chapter One—The Merger—Risk Factors" beginning on page 31;

  •
  the possibility that the operational and financial benefits anticipated in connection with the merger might not be realized by the combined company;

  •
  the fact that the implied value of the Exchange Ratio, represented a 34% premium to Callisto's 20 trading day weighted average closing stock price ending on July 20, 2012 and a 12% premium based on the single-day spot closing prices of Synergy's and Callisto's common stock on July 20, 2012;

  •
  the substantial transaction costs to be incurred by Synergy in connection with the merger, even if the nerger is not completed in a timely manner or at all;

  •
  the interests of Synergy directors and executive officers in the merger, including the matters described under the section entitled "Chapter One—The Merger—The Merger Transaction—Interests of Synergy Directors and Executive Officers in the Merger" beginning on page 88;

  •
  the expected substantial limitations on the combined company's utilization of net operating loss carryforwards in light of Section 382 of the Code; and

  •
  the risk that conditions to the completion of the merger will not be satisfied and that the merger may not be completed in a timely manner or at all.

        In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the Synergy Board of Directors did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the merger and the merger agreement and to recommend that Synergy stockholders vote in favor of the issuance of shares of Synergy common stock in the merger. In addition, individual members of the Synergy Board of Directors may have given differing weights to different factors. The Synergy Board of Directors conducted an overall analysis of the factors described above.

 Opinion of Synergy's Financial Advisor

        Canaccord Genuity is acting as financial advisor to Synergy in connection with the merger. As part of that engagement, the Special Project Committee of the Synergy Board of Directors (the "Synergy Special Committee") requested that Canaccord Genuity evaluate the fairness, from a financial point of view, to Synergy of the issuance of the shares of Synergy common stock to be issued in the merger (the "Recapitalization Shares"). At a meeting of the Synergy Special Committee held on July 20, 2012 to evaluate the merger, Canaccord Genuity delivered to the Synergy Special Committee an oral opinion, which opinion was confirmed by delivery of a written opinion, dated July 20, 2012, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications, the issuance of the Recapitalization Shares pursuant to the original merger agreement (subsequently executed on July 20, 2012) was fair, from a financial point of view, to Synergy. As discussed elsewhere in this Joint Proxy Statement/Prospectus, Synergy and Callisto subsequently negotiated revised terms and conditions for the merger, including an increase in the exchange ratio to 0.1799 and an extension of the contractual lock-up prohibiting transfers of the Recapitalization Shares to 24 months. Prior to Synergy approving and entering into Amendment No. 1 to the merger agreement ("Amendment No. 1"), at a meeting of the Synergy Special Committee held on October 15, 2012 to evaluate the merger under the revised terms of Amendment No. 1, Canaccord Genuity delivered to the Synergy Special Committee an oral opinion, which opinion was confirmed by delivery of a written opinion, dated October 15, 2012, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications, the issuance of the Recapitalization Shares pursuant to the merger agreement, as amended by Amendment No. 1, was fair, from a financial point of view, to Synergy.

        The full text of Canaccord Genuity's opinion is attached as Annex C to this Joint Proxy Statement/Prospectus and is incorporated into this Joint Proxy Statement/Prospectus by reference. The description of Canaccord Genuity's opinion set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of Canaccord Genuity's opinion. Holders of Synergy common stock are encouraged to read Canaccord Genuity's opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord Genuity in connection with its opinion. Canaccord Genuity's opinion was addressed to the Synergy Special Committee, was only one of many factors considered by the Synergy Special Committee and the Synergy Board of Directors in their evaluation of the merger and only addresses the fairness of the issuance of the Recapitalizations in the merger from a financial point of view to Synergy. Canaccord Genuity's opinion does not address the relative merits of the merger as compared to other business strategies or transactions that might be available to Synergy or the underlying business decision of Synergy to proceed with the merger and is not intended to, and does not, constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the merger or related transactions. Canaccord Genuity's opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Canaccord Genuity as of, October 15, 2012, the date of its opinion. Canaccord Genuity assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion.

        In connection with rendering the opinion described above and performing its related financial analyses, Canaccord Genuity reviewed, among other things:

  •
  the merger agreement dated July 20, 2012 and the draft of Amendment No. 1 presented to the Synergy Special Committee;

  •
  certain internal financial statements and other business and financial information, including certain projected financial and operating data concerning Synergy prepared by Synergy management;

  •
  the reported prices and trading activity for Synergy common stock and Callisto common stock;

  •
  the terms, to the extent publicly available, of selected transactions involving the issuance of securities subject to restrictions on transfer;

  •
  the terms, to the extent publicly available, of selected transactions involving the sale of control;

  •
  the terms, to the extent publicly available, of selected transactions involving the repurchase by issuers of outstanding shares of common stock;

  •
  such other financial studies and analyses, performed such other investigations, and took into account such other matters as we deemed necessary, including an assessment of general economic, market and monetary conditions.

        Canaccord Genuity also held discussions with members of the senior management of Synergy and Callisto regarding their assessment of the strategic rationale for, and the potential benefits of, the merger and the past and current business operations, financial condition and future prospects of their respective companies. Also in connection with rendering its opinion and performing its related financial analysis, Canaccord Genuity noted that Callisto does not have any independent business operations and that its only material assets are 22,295,000 shares of Synergy common stock, which represent approximately 33.9% of the outstanding shares of Synergy's common stock. Canaccord Genuity also noted that the Recapitalization Shares would be issued subject to a restriction on transfer for 24 months following the closing.

        For purposes of rendering the opinion described above, Canaccord Genuity relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Canaccord Genuity and have relied on assurances of management that they are not aware of any facts that would make such information misleading. In that regard, Canaccord Genuity assumed with Synergy's consent that internal financial forecasts and other forward-looking information reviewed has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Synergy. In addition, Canaccord Genuity did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Synergy or Callisto or any of their respective subsidiaries and Canaccord Genuity was not furnished with any such evaluation or appraisal. Canaccord Genuity assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on Synergy or Callisto or on the expected benefits of the merger in any way meaningful to Canaccord Genuity's analysis. Canaccord Genuity also assumed that the merger will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to Canaccord Genuity's analysis. Canaccord Genuity's opinion did not address the underlying business decision of Synergy to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to Synergy, nor does it address any legal, regulatory, tax or accounting matters. Canaccord Genuity's opinion addresses only the fairness from a financial point of view, as of the date of the opinion, of the merger consideration to be paid to the holders of shares of Synergy common stock pursuant to the merger agreement. Canaccord Genuity did not express any view on, and its opinion did not address, any other term or aspect of the merger agreement or merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger, including, without limitation, the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Synergy, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Synergy, or class of such persons, in connection with the merger, whether relative to the merger consideration to be paid to holders of shares of Synergy common stock pursuant to the merger agreement or otherwise. Canaccord Genuity did not express any opinion as to the prices at which shares of Synergy common stock will trade at any time or as to the impact of the merger on the solvency or viability of Synergy or Callisto or the ability of Synergy or Callisto to pay their respective obligations when they come due. Canaccord Genuity' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Canaccord Genuity as of, the date of the opinion and Canaccord Genuity assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Canaccord Genuity's advisory services and opinion were provided for the information and assistance of the Synergy Special Committee in connection with its consideration of the merger and such opinion does not constitute a recommendation as to how any holder of Synergy common stock should vote or make any election with respect to such merger or any other matter. Canaccord Genuity's opinion was approved by a fairness committee of Canaccord Genuity.

        The following is a summary of the material financial analyses delivered by Canaccord Genuity to the Synergy Special Committee in connection with rendering the opinion described above that was delivered on October 15, 2012 based on the terms of the merger agreement, as amended by Amendment No. 1. The following summary, however, does not purport to be a complete description of the financial analyses performed by Canaccord Genuity, nor does the order of analyses described represent relative importance or weight given to those analyses by Canaccord Genuity. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Canaccord Genuity's financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 12, 2012, the last trading day before Canaccord Genuity delivered its financial analysis to the Synergy Special Committee, and is not necessarily indicative of current market conditions.

        Implied Transaction/Discount Premium Analysis.    As noted above, Callisto has no independent business operations and its only material assets are 22,295,000 shares of Synergy common stock. In addition, Callisto has 158,859,577 shares of its common stock outstanding. Based on the consideration of 0.1799 of shares of Synergy common stock to be paid in respect of each share of Callisto common stock pursuant to the merger agreement (as amended by Amendment No. 1), Canaccord Genuity calculated the total number of shares of Synergy common stock to be issued in the merger to be 28,674,162. Such shares represented:

  •
  a premium of 28.6% relative to Callisto's current holdings of Synergy common stock;

  •
  a discount of 22.2% to Synergy; and

  •
  dilution of 9.4% to the total current Synergy stockholders.

        Selected Sale of Control Transactions Premium Analysis.    Based on the consideration of 0.1799 of shares of Synergy common stock to be paid in respect of each share of Callisto common stock pursuant to the merger agreement (as amended by Amendment No. 1), Canaccord Genuity calculated that the consideration to be paid for each share of common stock of Callisto would have an implied value of approximately $0.88. based upon the $4.89 closing market price of the Synergy common stock on October 3, 2012. Canaccord Genuity reviewed and compared the value of $.88 per share implied in the merger to the trading price as of one day, 30 days and 60 days prior to public announcement for selected sale of control transactions in the pharmaceutical/biotechnology industry, i.e., transactions in which a significant controlling position was sold to a third party. Based on underlying information obtained from SEC filings and other public sources, with respect to each selected transaction, Canaccord Genuity calculated the premiums of the purchase prices for the precedent transactions to the closing market price of the target's common stock as of one day, 30 days and 60 days prior to the announcement of the transaction.

        The following presents the results of the analysis:

	1-Day Premium	30-Day Premium	60-Day Premium
Mean	50.2%	58.8%	55.2%
Median	54.4%	55.7%	52.1%
High	121.4%	145.7%	131.6%
Low	9.6%	9.0%	6.4%
Premium Paid to Callisto	25.7%	87.2%	51.7%

        While none of the selected sale of control transactions are directly comparable to the merger, the transactions all involved target companies in the publicly traded pharmaceutical/biotechnology industry with a market capitalizations between $40 to $500 million and, in each transaction, at least 40% of the target company was acquired. In order to obtain the most comparable set of precedent transactions, Canaccord Genuity excluded transactions completed at a discount or at a 150% or greater premium. Canaccord Genuity reviewed and compared a total of 32 transactions that fit within these criteria.

        Selected Buyback Transactions Premium Analysis.    Canaccord Genuity reviewed and compared the implied premiums to trading price as of one day, 30 days and 60 days prior to public announcement for selected buyback transactions (i.e., publicly traded companies repurchasing a significant block of their outstanding shares of common stock) since 2010, with monetary values less than $150 million.

        Based on underlying information obtained from SEC filings and other publicly available information, with respect to each selected buyback transaction, Canaccord Genuity calculated the premiums of the purchase prices to the closing market price of the applicable company's common stock as of one day, 30 days and 60 days prior to public announcement of the buyback transaction.

        The following presents the results of the analysis:

	1-Day Premium	30-Day Premium	60-Day Premium
Mean	20.6%	23.1%	28.2%
Median	13.8%	18.5%	20.1%
High	82.8%	76.7%	103.8%
Low	2.9%	2.8%	0.0%
Premium to Callisto's Synergy stockholders	28.6%	28.6%	28.6%

        While none of the selected buyback plan transactions are directly comparable to the transaction, the selected buyback transactions all involved repurchases of an issuer's common stock of an aggregate size comparable to the merger in which a premium to the trading price was paid. Canaccord Genuity reviewed and compared a total of 10 transactions that fit within these criteria.

        Selected PIPE Offering Analysis.    Canaccord Genuity reviewed and compared the discount to the trading price at which shares of common stock for selected publicly traded companies were sold in private placements where the purchasers were entitled to a subsequent registration of the shares to provide liquidity, or what is generally referred to as a "PIPE Offering", and the discount to the trading price at which shares were issued in all public offerings since October 2009. The companies that had conducted PIPE Offerings that were selected for review and comparison in this analysis were:

  •
  Repros Therapeutics Inc.

  •
  Oragenics Inc.

  •
  AP Pharma, Inc.

  •
  BIOLineRx Ltd.

  •
  Genetic Technologies Ltd.

  •
  InSite Vision Inc.

  •
  Trius Therapeutics, Inc.

  •
  Ampio Pharmaceuticals, Inc.

  •
  K-V Pharmaceutical Company

  •
  IntelliPharmaceutics International Inc.

  •
  Oncothyreon Inc.

  •
  Altair Nanotechnologies, Inc.

  •
  PROLOR Biotech Inc.

  •
  Amarin Corporation plc

  •
  Aoxing Pharmaceutical Company, Inc.

  •
  EXACT Sciences Corporation

  •
  Cornerstone Therapeutics, Inc.

  •
  Chemgex Pharmaceuticals Limited

        The following table presents the results of this analysis:

Discount to Trading Price
Selected PIPE Offerings
Average	31.5%
Median	29.0%
High	4.2%
Low	67.9%
All Public Offerings
Average	6.9%
Median	5.4%
PIPE Offering Discount Less Public Offering Discount
Average	24.6%
Median	23.6%
Synergy's Discount to Callisto	22.2%

        While none of the selected transactions are directly comparable to the merger, the companies that participated in the selected transactions were publicly traded pharmaceutical/biotechnology companies with a market capitalization at the time of announcement was between $40 million and $300 million and, in each of the PIPE Offerings, the sale was completed at a discount to the trading price one day prior to the offering.

        In connection with its review and analysis of the selected PIPE Offerings, Canaccord Genuity noted that shares issued in private placement transactions were subject to restriction on transfer for six months from issuance pursuant to SEC Rule 144, while the Recapitalization Shares being issued in the merger were subject to a contractual restriction on transfer for 24 months.

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Canaccord Genuity's opinion. In arriving at its fairness determination, Canaccord Genuity considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Canaccord Genuity made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Synergy, Callisto or the merger.

        Canaccord Genuity prepared these analyses for purposes of Canaccord Genuity providing its opinion to the Synergy Special Committee as to the fairness from a financial point of view of Synergy issuing the Recapitalization Shares to the holders of the shares of Callisto common stock pursuant to the merger agreement (as amended by Amendment No. 1). These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Synergy, Callisto, Canaccord Genuity or any other person assumes responsibility if future results are materially different from those forecast.

        The merger consideration was determined through negotiations between Synergy and Callisto and was approved by the Synergy Special Committee and Synergy's Board of Directors. Canaccord Genuity did not participate in the determination of the terms of the merger and did not recommend any specific amount of consideration to Synergy, the Synergy Special Committee or Synergy's Board of Directors or that any specific amount of consideration constituted the only appropriate consideration for the merger.

        As described above, Canaccord Genuity's opinion to the Synergy Special Committee was one of many factors taken into consideration by the Synergy Special Committee and Synergy's Board of Directors in making their determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Canaccord Genuity in connection with its opinion and is qualified in its entirety by reference to the full text of the written opinion of Canaccord Genuity attached as Annex C to this Joint Proxy Statement/Prospectus.

        Canaccord Genuity and its affiliates are engaged in investment banking and financial advisory services, commercial banking, securities trading, investment management, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Canaccord Genuity and its affiliates may at any time make or hold long or short positions and investments, as well as actively trade or effect transactions, in the equity, debt and other securities (or related derivative securities) and financial instruments of Synergy, Callisto, any of their respective affiliates or third parties that may be involved in the transaction contemplated by the merger agreement for their own account and for the accounts of their customers.

        Canaccord Genuity acted as financial advisor to Synergy solely in connection with the delivery of a fairness opinion with respect to the merger. Canaccord Genuity may provide investment banking services to Synergy, and its respective affiliates in the future for which Canaccord Genuity may receive compensation.

        Synergy's board of directors selected Canaccord Genuity as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the merger in the pharmaceutical/biotechnology industry. Pursuant to letter agreements, dated July 12,

2012 and October 4, 2012, Synergy engaged Canaccord Genuity to act as its financial advisor solely in connection with the delivery of a fairness opinion with respect to the merger. Pursuant to the terms of these engagement letters, Synergy agreed to pay Canaccord Genuity a customary fixed fee for the opinion delivered on July 20, 2012 and a customary fixed fee for the opinion delivered on October 15, 2012. Neither of these fees is contingent upon consummation of the merger. In addition, Synergy has agreed to reimburse Canaccord Genuity for certain of its expenses and to indemnify Canaccord Genuity and related persons against various liabilities, including certain liabilities under the federal securities laws.

Recommendation of the Callisto Board of Directors and its Reasons for the Merger

        The Callisto Board of Directors (i) has determined that the merger agreement and the merger are advisable and fair to, and in the best interests of, Callisto and its stockholders (ii) has approved the merger agreement as amended, and the Callisto voting agreements and (iii) recommends that the Callisto stockholders vote "FOR" the merger and merger agreement as amended. In reaching its decision to approve the merger agreement as amended, the Callisto Board of Directors consulted with senior members of Callistos' management, members of the Callisto Board of Directors' special committee and with Callistos' financial and legal advisors regarding the strategic and operational aspects of combining Callisto and Synergy and reviewed the results of the due diligence efforts undertaken by Callisto management and Callistos' financial, legal, consulting and accounting advisors.

        The principal factors supporting the Callisto Board of Directors' decision to approve the merger agreement as amended, and recommend that Callisto stockholders vote to adopt the merger agreement included the following:

  •
  the belief that the merger of Synergy and Callisto is an effective method of distribution of the Synergy shares of common stock held by Callisto to the Callisto stockholders;

  •
  that the merger was superior to the strategic alternatives available to Callisto, including continuing as a stand-alone company based on Callistos' current business model or attempting to sell Callisto to a third-party acquirer, each of which the Callisto Board of Directors viewed as less favorable to Callisto stockholders than the merger. In making its determination, the Callisto Board of Directors considered, among the other factors described in this section, Callisto's projected need for additional financing to allow it to continue its business and the risks associated with Callisto's ability to obtain such financing on terms that would not be overly dilutive to its current stockholders, and the ability of the Callisto Board of Directors, in certain circumstances, to terminate the merger agreement in order to accept a superior offer.

  •
  the fact that, based on the closing price of Synergy common stock on July 20, 2012, the 0.1799 exchange ratio represented an implied value of approximately $0.87 per share of Callisto common stock, based on the 20 day trade weighted average of the closing price of Callisto common stock of $0.65 per share on that date.

  •
  the opinion of Callisto's financial advisor, Brean Murray that based upon the assumptions and qualifications set forth in its written opinion, the Exchange Ratio in the merger was fair, from a financial point of view, to the holders of Callisto common stock and Callisto's Board of Directors' review of the financial analysis conducted by Brean Murray in connection with that opinion.

  •
  that the merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code and that, assuming the merger qualifies as a reorganization, Callisto's stockholders generally will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their shares of Callisto common stock for shares of Synergy common stock in connection with the merger, except with respect to cash received in lieu of fractional shares of Synergy common stock.

  •
  the fact that the merger agreement as amended, contains reciprocal representations and warranties, operational covenants, closing conditions and termination rights.

  •
  the ability of the Callisto Board of Directors to respond to and engage in discussions or negotiations regarding unsolicited third-party acquisition proposals under certain circumstances and, ultimately, to terminate the merger agreement in order to accept a superior offer.

  •
  the fact that, prior to the Callisto special meeting of stockholders, the Callisto Board of Directors has the right to change its recommendation to the Callisto stockholders that they vote in favor of the adoption of the merger agreement if the Callisto Board of Directors determines in good faith, after having consulted with its outside legal counsel, that, in light of a superior offer or certain material developments or changes in circumstances arising after the date of the merger agreement, the failure to change its recommendation would reasonably constitute a breach of its fiduciary duties to Callisto stockholders under applicable law.

        The Callisto Board of Directors also considered a number of potentially negative factors in its deliberations concerning the merger agreement, including:

  •
  the possibility that the merger might not be completed whether as a result of the failure to satisfy conditions to the closing of the merger, including the failure to secure the required approvals from Callisto and Synergy stockholders, or as a result of the termination of the merger agreement by Callisto or Synergy in certain specified circumstances.

  •
  the effect of a public announcement of the transactions on Callistos' operations, stock price and employees, the potential disruption to Callisto and Synergy and their businesses as a result of the announcement and pendency of the merger and the potential adverse effects on the financial results of Callisto and Synergy as a result of that disruption and the continued operations of the core business of Callisto and Synergy during the period between the signing of the merger agreement and the completion of the merger.

  •
  Callisto's inability to solicit competing acquisition proposals.

  •
  the expected limitations on the combined company's utilization of net operating loss carryforwards in light of Section 382 of the Code.

  •
  the fact that the executive officers and all but one of Callisto's directors may have interests in the merger that are different from, or in addition to, those of Callistos' other stockholders, including the matters described under the section entitled "Chapter One—The Merger—The Merger Transaction—Interests of Callisto Directors and Executive Officers in the Merger" beginning on page 89, and the risk that these different interests might influence their decisions with respect to the merger.

  •
  the other risks of the type and nature described under "Chapter One—The Merger—Risk Factors" beginning on page 31 of this Joint Proxy Statement/Prospectus.

        The foregoing discussion of the information and factors considered by the Callisto Board of Directors is not exhaustive, but Callisto believes it includes all the material factors considered by the Callisto Board of Directors in connection with its approval and recommendation of the merger and the other related transactions described in this Joint Proxy Statement/Prospectus. In view of the wide variety of factors considered by the Callisto Board of Directors in connection with its evaluation of the merger and the complexity of these matters, the Callisto Board of Directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, the Callisto Board of Directors made its decision based on the totality of information presented to, and the investigation conducted by, it, including discussions with the senior management of Callisto and Callistos' legal and financial advisors, and determined that the merger was advisable and fair to, and in the best interests of, Callisto and its stockholders. In considering the factors discussed above, individual directors may have given different weights to different factors.

Opinion of Callisto's Financial Advisor

        Brean Murray, Carret & Co., LLC, or Brean Murray, is acting as financial advisor to Callisto in connection with the merger. As part of that engagement, the Special Committee of the Callisto Board of Directors (the "Callisto Special Committee") requested that Brean Murray evaluate the fairness, from a financial point of view, to the holders of the common stock of Callisto of the shares of Synergy common stock to be received by the holders of common stock of Callisto in accordance with exchange ratio in the merger (the "Exchange Ratio"). On July 20, 2012, Brean Murray, rendered its oral opinion to the Special Committee of the Board of Directors of Callisto at a meeting held to evaluate the Merger (which was confirmed in writing by Brean Murray's delivery of a written opinion dated such date) as to the fairness to holders of Callisto common stock, from a financial point of view, of the Exchange Ratio pursuant to the merger agreement (subsequently executed on July 20, 2012). As discussed elsewhere in this Joint Proxy Statement/Prospectus, Synergy and Callisto subsequently negotiated revised terms and conditions for the merger, including an increase in the exchange ratio to 0.1799 and an extension of the contractual lock-up prohibiting transfers of the merger shares to 24 months. Prior to Callisto approving and entering into Amendment No. 1 to the merger agreement ("Amendment No. 1"), at a meeting of the Callisto Special Committee held on October 15, 2012 to evaluate the merger under the revised terms of Amendment No. 1, Brean Murray, rendered a new oral opinion to the Special Committee in light of the proposed Amendment No.1 (which was subsequently confirmed in writing by Brean Murray's delivery of a written opinion dated such date) as to the fairness to holders of Callisto common stock, from a financial point of view, of the the Exchange Ratio pursuant to the merger agreement, as amended by Amendment No. 1.

        The opinion was addressed to the Callisto Special Committee and only addressed the fairness to holders of Callisto common stock, from a financial point of view, of the Exchange Ratio in the merger pursuant to the merger agreement, as amended by Amendment No. 1, as of July 20, 2012. Brean Murray's opinion was provided for the information and assistance of the Callisto Special Committee and is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the transaction. Brean Murray was not requested to, and did not, negotiate the terms of the transaction or advise Callisto or any members of its board of directors with respect to alternatives to it. Brean Murray was not requested to opine as to, and the Brean Murray opinion does not address, Callisto's underlying business decision to proceed with or effect the merger, the relative merits of the transaction as compared to any alternative business strategy that might exist for Callisto and the other alternatives to the merger that might exist for Callisto. The opinion did not address any other term or aspect of the merger or the merger agreement, including, but not limited to any term or aspect of the merger that is not susceptible to financial analyses, the fairness of the merger, or all or any portion of the merger consideration, to any other security holders of Callisto or any creditors or other constituencies of Callisto, nor the fairness of the amount or nature, or any other aspect, of any compensation to or consideration payable to or received by any officers, directors or employees of any parties to the merger, or any class of such persons, relative to the consideration to be received by the holders of Callisto common stock in the merger pursuant to the merger agreement, or otherwise. The summary of the opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion, which is included as Annex D to this Joint Proxy Statement/Prospectus and is incorporated herein by reference and sets forth the assumptions made, matters considered, procedures followed, and limitations on the review undertaken by Brean Murray in rendering the opinion. The opinion will be made available for inspection and copying at the principal offices of Callisto during its regular business hours by any interested equity security holder of Callisto or representative who has been so designated in writing. Neither the opinion nor this summary of the opinion and the related analyses set forth in this Joint Proxy Statement/Prospectus is intended to be, and neither constitutes, a recommendation to the Callisto Special Committee, the Callisto Board of Directors, holders of Callisto common stock or any other security holder as to how they should vote or act with respect to any matter relating to the merger or otherwise.

        The opinion was addressed to the Callisto Special Committee for the use and benefit of the members of the Callisto Special Committee (in their capacities as such) in connection with its evaluation of the merger. The opinion may not be used for any other purpose without Brean Murray, Carret & Co's prior written consent. Brean Murray has advised Callisto that it does not believe any person other than the Callisto Special Committee has the legal right to rely on the opinion and, absent any controlling precedent, Brean Murray would resist any assertion otherwise, including, but not limited to, by asserting the substance of the disclaimer contained in this Joint Proxy Statement/Prospectus and in the opinion. The opinion is not intended to and does not constitute advice or a recommendation to any holders of Callisto common stock or other security holders as to how such holders of Callisto common stock or other security holder should vote or act with respect to any matter relating to the merger or otherwise. The opinion should not be construed as creating any fiduciary duty on Brean Murray's part to Callisto or any other party to the merger agreement, any security holder of Callisto or such other party, any creditor of Callisto or such other party, or any other person. Brean Murray's opinion was just one of the several factors the Callisto Special Committee took into account in making its determinations to approve the merger, including those described elsewhere in this Joint Proxy Statement/Prospectus.

        The opinion did not address the relative merits of the merger as compared to any alternative transaction or business strategy that might exist for Callisto, or the merits of the underlying decision by Callisto to engage in or consummate the merger. The financial and other terms of the Merger, including the determination of the merger consideration, were determined pursuant to negotiations between the parties to the merger agreement and were not determined by or pursuant to any recommendation from Brean Murray. In addition, Brean Murray was not authorized to, and it did not, solicit indications of interest from third parties regarding a potential transaction involving Callisto.

        Brean Murray's analysis and opinion were necessarily based upon market, economic and other conditions, as they existed on, and could be evaluated as of July 20, 2012, the date of the execution of the merger agreement. Accordingly, although subsequent developments could arise that would otherwise affect Brean Murray's opinion, Brean Murray did not assume any obligation to update, review or reaffirm the opinion to the Callisto Special Committee or any other person or otherwise to comment on or consider events occurring or coming to Brean Murray's attention after the date of the original opinion, other than the Amendment No. 1.

        In arriving at its opinion, Brean Murray made such reviews, analyses, and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Brean Murray:

  •
  reviewed publicly available historical financial and operating data concerning Callisto and Synergy, including, without limitation the Annual Reports of Callisto on Form 10-K for the fiscal years ended December 31, 2011 and December 31, 2010 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012;

  •
  reviewed projected financial information prepared by Callisto management as well as certain updated financial information provided directly to us by both Callisto and Synergy;

  •
  reviewed publicly available non-financial information concerning Synergy and Callisto;

  •
  reviewed the merger agreement dated July 20, 2012 and Amendment No. 1 thereto;

  •
  conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as it deemed appropriate in arriving at its opinion;

  •
  analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations and financings it considered relevant in evaluating those of Callisto and Synergy;

  •
  compared the proposed financial terms of the merger with the financial terms of certain other transactions that it deemed to be relevant;

  •
  reviewed Callisto's historical financial and operating data; and

  •
  conducted discussions with Callisto's and Synergy's senior management concerning Callisto's and Synergy's historical financial results, business prospects and projected financial information.

        In arriving at its opinion, Brean Murray assumed and relied upon the accuracy and completeness of the financial and other information provided to it without assuming any responsibility for the independent verification of such information. Further, Brean Murray relied upon the assurances of Callisto and Synergy that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial information utilized, Brean Murray, Carret & Co assumed that such information has been reasonably prepared on a basis reflecting the best then currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion.

        Brean Murray assumed that the transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. Brean Murray also assumed that obtaining all regulatory approvals and third party consents, if any, required for the consummation of the merger would not have an adverse impact on Callisto, Synergy or on the anticipated benefits of the merger. Brean Murray further assumed that the merger with Synergy as described in the merger agreement would be consummated in a timely manner without waiver or modification of any of the material terms or conditions contained therein. In arriving at its opinion, Brean Murray did not conduct a physical inspection of Synergy's properties or facilities and did not make or obtain any evaluation or appraisal of the assets or liabilities of Synergy. In addition, Brean Murray did not attempt to confirm whether Callisto and Synergy had good title to their respective assets. Brean Murray's opinion set forth herein is necessarily based upon financial, market, economic and other conditions and circumstances as they existed and were disclosed on, and were evaluated as of July 20, 2012. Accordingly, although developments subsequent to July 20, 2012 may affect its opinion, Brean Murray has not assumed any obligation to update, review or reaffirm its opinion, other than related to Amendment No. 1.

        In connection with preparing its opinion, Brean Murray performed a variety of financial analyses. The following is a summary of the material financial analyses performed by Brean Murray in connection with the preparation of its opinion. The summary set forth below does not purport to be a complete description of all the analyses performed by Brean Murray. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Brean Murray did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, notwithstanding the separate factors summarized above, Brean Murray believes, and has advised the Callisto Special Committee, that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the process underlying its opinion. In performing its analyses, Brean Murray made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of Callisto and Synergy. These analyses performed by Brean Murray are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

        The following summary of the material financial analyses performed by Brean Murray in connection with the preparation of its opinion based on the terms of the merger agreeemnt, as amended by Amendment No. 1. The analyses performed were prepared solely as part of Brean Murray analysis of the fairness, from a financial point of view, of the Common Stock Exchange Ratio to Callisto pursuant to Callisto's merger with Synergy, and were provided to the Callisto Special Committee in connection with the delivery of Brean Murray's opinion. The opinion of Brean Murray was just one of the many factors taken into account by the Callisto's Special Committee in making its determination to approve the transaction, including those described elsewhere in this Joint Proxy Statement/Prospectus.

Analysis—Overview

        For purposes of Brean Murray's analysis, Brean Murray had approached the merger from both a financial and technical vantage point. When calculating the Exchange Ratio, Brean Murray considered Callisto's net assets to be the ownership of Synergy shares (22.3 million unregistered shares) less non-material liabilities($1.7 million). Also, the newly-issued Synergy shares would have a meaningful lock-up restriction. In addition, the newly-issued Synergy shares would be fully-distributed and not controlled by a single corporate entity.

        Brean Murray approached the analysis by utilizing a variety of valuation methodologies, and indicated to the Special Committee of the board of directors that no single methodology will indicate specific fairness, and that the analyses needed to be taken together in order to provide Opinion clarity and support. Brean Murray undertook the following analyses:

  •
  PIPE versus Registered Offerings Analysis

  •
  Registration Rights Analysis

  •
  Minority-Stake Acquisitions Analysis (Acquisitions of Public Minority-Stakes for Stock)

PIPES versus Registered Offering Analysis

        As part of its analysis, Brean Murray analyzed 87 common stock equity transactions from January 2011 to July 20, 2012 to gauge the Effective Cost of Capital for issuers currently. The Effective Cost of Capital calculation is the sum of the discount/premium plus the value of warrants as determine using Black-Scholes. Brean Murray, Carret & Co analyzed the value of share lock-up restrictions by analyzing differences between Non-Registered transactions such as a Private Investments of Public Equity (PIPE) and comparing that to registered transactions such as Registered Directs and Confidentially Marketed Public Offerings. Brean Murray, Carret & Co analyzed 36 PIPEs from 2011 to the July 20, 2012. In addition, Brean Murray, Carret & Co analyzed 51 Registered Directs (RDs) and Confidentially Marketed Public Offerings (CMPOs) from 2011 to the July 20, 2012.

        Brean Murray, Carret & Co summarized the data in three ways. The summary using Market Capitalization ranges to compare PIPEs to Registered Offering showed an Average Cost of Capital of 38.9% and 16.2% for Market Capitalizations between $100mm and $400mm, respectively, and an Average Cost of Capital of 82.0% and 46.3% for Market Caps between $30mm and $100mm, respectively. Given the approximately $300mm Market Capitalization of Synergy, this analysis implied an Average Non Registered—to—Registered premium (or Variance) of 22.7% according to Brean Murray.

        The summary of using deal size as a Percentage of Market Capitalizations to compare PIPES to Registered Offerings showed an Average Cost of Capital of 40.9% and 29.9% for Percentages between 20 and 51%, respectively, and an Average Cost of Capital of 74.8% and 30.2% for Percentages between 1.0% and 19.9%, respectively. Given the approximately 40% of Synergy owned by Callisto stockholders pro forma, this analysis implied an Average Non Registered—to—Registered premium (or Variance) of 11.1% according to Brean Murray.

        The summary of using deal size as a multiple of 30 Days Average Days Trading to compare PIPEs to Registered Offering showed an Average Cost of Capital of 79.3% and 34.3% for Multiple of Trading Days between 60 and 500, respectively, and an Average Cost of Capital of 70.5% and 39.4% for Multiple of Trading Days between 20 and 59.9, respectively. Given the approximately 108 Trading Days Holdings of Callisto stockholders pro forma, this analysis implied an Average Non Registered—to—Registered premium (or Variance) of 45.1%.

        This analysis supported Brean Murray, Carret & Co's determination that the Exchange Ratio was fair, from a financial point of view, to Callisto stockholders because the Synergy minimum exchange ratios implied by the various analyses of the same data were .172087, .155818, and .203503 for average variances of 22.7%, 11.1% and 45.1%, respectively.

        Below are 87 issuers of common stock equity offerings Brean Murray, Carret & Co analyzed:

• Synergy Pharmaceuticals, Inc. (NasdaqCM:SGYP)	07/19/11	• Biodel Inc. (NasdaqGM:BIOD)	05/13/11
• Keryx Biopharmaceuticals Inc. (NasdaqCM:KERX)	05/04/11	• XOMA Corporation (NasdaqGM:XOMA)	03/05/12
• BioSante Pharmaceuticals, Inc. (NasdaqGM:BPAX)	07/27/11	• Cardica Inc. (NasdaqGM:CRDC)	02/07/12
• Unilife Corporation (NasdaqGM:UNIS)	11/15/11	• EnteroMedics, Inc. (NasdaqCM:ETRM)	09/22/11
• GTX Inc. (NasdaqGM:GTXI)	06/22/11	• Alexza Pharmaceuticals Inc. (NasdaqGM:ALXA)	02/16/12
• Pacira Pharmaceuticals Inc. (NasdaqGM:PCRX)	04/11/12	• IntelliPharmaCeutics International Inc. (NasdaqCM:IPCI)	03/09/12
• YM BioSciences Inc. (TSX:YM)	02/23/12	• Titan Pharmaceuticals Inc. (OTCBB:TTNP)	04/10/12
• Rockwell Medical Technologies Inc. (NasdaqGM:RMTI)	02/09/12	• Lexicon Pharmaceuticals, Inc. (NasdaqGS:LXRX)	11/11/11
• Amicus Therapeutics, Inc. (NasdaqGM:FOLD)	03/01/12	• Synergy Pharmaceuticals, Inc. (NasdaqCM:SGYP)	11/15/11
• Pernix Therapeutics Holdings, Inc. (AMEX:PTX)	07/21/11	• Trius Therapeutics, Inc. (NasdaqGM:TSRX)	05/25/11
• Celldex Therapeutics, Inc. (NasdaqGM:CLDX)	02/23/12	• Biolase Technology, Inc. (NasdaqCM:BLTI)	06/24/11
• Array BioPharma, Inc. (NasdaqGM:ARRY)	02/08/12	• InVivo Therapeutics Holdings Corp. (OTCBB:NVIV)	12/22/11
• Oncothyreon Inc (NasdaqGM:ONTY)	03/28/12	• Bacterin International Holdings, Inc. (AMEX:BONE)	05/31/11
• OncoGenex Pharmaceuticals, Inc. (NasdaqCM:OGXI)	03/15/12	• Zogenix, Inc. (NasdaqGM:ZGNX)	06/30/11
• Trius Therapeutics, Inc. (NasdaqGM:TSRX)	01/25/12	• Bacterin International Holdings, Inc. (AMEX:BONE)	05/03/11
• Antares Pharma Inc. (AMEX:AIS)	05/12/11	• Organovo Holdings, Inc. (OTCPK:ONVO)	02/13/12

• PharmAthene, Inc. (AMEX:PIP)	06/10/11	• Hansen Medical, Inc. (NasdaqGM:HNSN)	11/07/11
• Raptor Pharmaceuticals Corp. (NasdaqGM:RPTP)	09/07/11	• Genetic Technologies Ltd. (ASX:GTG)	07/22/11
• Ampio Pharmaceuticals, Inc. (NasdaqCM:AMPE)	12/20/11	• Somaxon Pharmaceuticals, Inc. (NasdaqCM:SOMX)	06/08/11
• Celldex Therapeutics, Inc. (NasdaqGM:CLDX)	05/17/11	• Unigene Laboratories Inc. (OTCBB:UGNE)	10/06/11
• Neostem, Inc. (AMEX:NBS)	07/18/11	• Celsion Corp. (NasdaqCM:CLSN)	07/21/11
• MELA Sciences, Inc. (NasdaqCM:MELA)	12/16/11	• RepliCel Life Sciences Inc. (OTCBB:REPC.F)	03/29/12
• Cleveland BioLabs, Inc. (NasdaqCM:CBLI)	06/17/11	• ChromaDex Corporation (OTCBB:CDXC)	02/01/12
• Derma Sciences Inc. (NasdaqCM:DSCI)	04/02/12	• Horizon Pharma, Inc. (NasdaqGM:HZNP)	02/29/12
• Peregrine Pharmaceuticals Inc. (NasdaqCM:PPHM)	09/02/11	• Tonix Pharmaceuticals Holding Corp (OTCBB:TNXP)	01/23/12
• Apricus Biosciences, Inc. (NasdaqCM:APRI)	02/08/12	• XTL Biopharmaceuticals Ltd. (TASE:XTLB)	03/19/12
• Discovery Laboratories Inc. (NasdaqCM:DSCO)	03/15/12	• Celsion Corp. (NasdaqCM:CLSN)	07/01/11
• Galena Biopharma, Inc. (NasdaqCM:GALE)	04/04/12	• Insite Vision Inc. (OTCBB:INSV)	07/13/11
• Alexza Pharmaceuticals Inc. (NasdaqGM:ALXA)	05/03/11	• OncoSec Medical Incorporated (OTCBB:ONCS)	06/21/11
• Echo Therapeutics, Inc. (NasdaqCM:ECTE)	12/06/11	• Transgenomic Inc. (OTCBB:TBIO)	02/03/12
• Celsion Corp. (NasdaqCM:CLSN)	07/21/11	• Derma Sciences Inc. (NasdaqCM:DSCI)	06/20/11
• Nanosphere, Inc. (NasdaqGM:NSPH)	05/09/11	• Celsion Corp. (NasdaqCM:CLSN)	12/01/11
• TearLab Corporation (NasdaqCM:TEAR)	04/10/12	• Northwest Biotherapeutics, Inc. (OTCBB:NWBO)	07/05/11
• CEL-SCI Corp. (AMEX:CVM)	01/26/12	• Omni Bio Pharmaceutical, Inc. (OTCBB:OMBP)	06/13/11
• Orexigen Therapeutics, Inc. (NasdaqGM:OREX)	12/14/11	• IntelliCell BioSciences, Inc. (OTCPK:SVFC)	02/23/12
• TranS1, Inc. (NasdaqGM:TSON)	09/20/11	• Celsion Corp. (NasdaqCM:CLSN)	05/27/11
• Agenus Inc. (NasdaqCM:AGEN)	08/11/11	• Emisphere Technologies, Inc. (OTCBB:EMIS)	06/30/11
• CytRx Corporation (NasdaqCM:CYTR)	07/26/11	• Guided Therapeutics, Inc (OTCBB:GTHP)	11/28/11
• ChromaDex Corporation (OTCBB:CDXC)	02/01/12	• Athersys, Inc. (NasdaqCM:ATHX)	03/09/12
• Cyclacel Pharmaceuticals, Inc. (NasdaqGM:CYCC)	07/01/11	• BioLineRx, Ltd. (TASE:BLRX)	02/16/12
• CEL-SCI Corp. (AMEX:CVM)	10/04/11	• Transition Therapeutics Inc. (NasdaqGM:TTHI)	11/21/11
• Neuralstem, Inc. (AMEX:CUR)	02/06/12	• Tekmira Pharmaceuticals Corp. (NasdaqCM:TKMR)	02/29/12
• Repros Therapeutics Inc. (NasdaqCM:RPRX)	01/27/12	• Encision Inc. (OTCPK:ECIA)	04/02/12
• Neostem, Inc. (AMEX:NBS)	03/28/12

        None of the selected companies have characteristics identical to Callisto. An analysis of selected publicly traded companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading values and Cost of Capital of the companies reviewed.

Registration Rights Analysis

        Brean Murray, Carret & Co analyzed the value of share lock-up restrictions by surveying Registration Rights Agreements, typically associated with PIPEs, for their approach to compensating investors for delays in registration. Brean Murray's premise was to evaluate penalties if the shares were not registered for up to a period of 24 months. Brean Murray selected and analyzed 13 health care deals which Brean Murray believed to be reasonably comparable to Callisto. Moreover, the Market Caps ranged from $41.2mm to $191.5mm and their Average Daily Volume range from $.049mm to $1.680mm. Brean Murray, Carret & Co indicated that while no single company proved substantially analogous to Callisto, Brean Murray observed that each of the comparable companies had substantial technology value as recognized by the financial markets.

        Given the 24 month lock-up restriction, the total compensation ranges from 12.2% to 40.8%, with an Average of 25.7% for monthly charges of between 0.5% to 1.5% according to Brean Murray.

        This analysis supported Brean Murray's determination that the Common Stock Exchange Ratio was fair, from a financial point of view, to Callisto's stockholders because the Synergy minimum exchange ratio implied by the analysis was .176295 for an average variance of 25.7%.

        Below are the 13 healthcare deals Brean Murray, Carret & Co analyzed:

• Organovo Holdings, Inc. (OTCPK:ONVO)	02/13/12
• Trius Therapeutics, Inc. (NasdaqGM:TSRX)	05/25/11
• Celsion Corp. (NasdaqCM:CLSN)	07/21/11
• Tonix Pharmaceuticals Holding Corp (OTCBB:TNXP)	01/23/12
• Insite Vision Inc. (OTCBB:INSV)	07/13/11
• OncoSec Medical Incorporated (OTCBB:ONCS)	06/21/11
• Derma Sciences Inc. (NasdaqCM:DSCI)	06/20/11
• Celsion Corp. (NasdaqCM:CLSN)	12/01/11
• Celsion Corp. (NasdaqCM:CLSN)	05/27/11
• Athersys, Inc. (NasdaqCM:ATHX)	03/09/12
• BioLineRx, Ltd. (TASE:BLRX)	02/16/12
• Horizon Pharma, Inc. (NasdaqGM:HZNP)	02/29/12
• Transgenomic Inc. (OTCBB:TBIO)	02/03/12

Minority-Stake Acquisitions Analysis (Acquisitions of Public Minority-Stakes for Stock)

        Brean Murray analyzed 26 Minority-Stake Acquisitions where the exchange rate was used for stock consideration. According to Brean Murray, no single transaction proved substantially analogous to the proposed Merger as most of the minority-stakes were comprised of operating assets. Brean Murray explained that in such cases of operating assets, acquisition premiums typically incorporate not only small change-of-control premiums, but also substantial operating synergies. Moreover, operational rationale constitutes anywhere between 50% and 100% of the premiums especially with two public companies with public governance profiles and independent investor bases, according to Brean Murray. Given the approximately 40% of Synergy owned by Callisto stockholders pro forma, this analysis implied an Average Stock Premium of 18.6%.

        This analysis supported Brean Murray's determination that the Exchange Ratio was fair, from a financial point of view, to Callisto because the Synergy minimum exchange ratio implied by the analysis was .166337 for an average variance of 18.6%.

        Below are the 26 Minority-Stake Acquisitions Brean Murray analyzed:

• Aluminium of Greece S.A./	• Golar LNG Energy Limited (OB: GOLE)/
Mytilineos Holdings SA (ATSE: MYTIL)	Golar LNG Ltd. (Nasdaq: GLNG)
• American Independence Corp. (Nasdaq: AMIC)/	• Golar LNG Energy Limited (OB: GOLE)/
Independence Holding Co. (NYSE: IHC)	Golar LNG Ltd. (Nasdaq: GLNG)
• Broadnet AG (DB: MSC/	• GTC Real Estate N.V. (TASE: GTC)/
QSC AG (XTRA:QSC)	Kardan N.V. (ENXTAM:KARD)
• Clublink Corp. (TSX: LNK)/	• Gujarat NRE Resources NL (ASX: GUJ)/
Tri-White Corp. (TSX: TWH)	India NRE Minerals Ltd (ASX: INR)
• Credito Artigiano S.p.A. (BIT: CRA)/	• Hitachi Mobile Co., Ltd. (TSE: 9429)/
Credito Valtellinese soc Coop (BIT: CVAL)	Hitachi Ltd. (TSE:6501)
• Cyber Communications Inc. (TSE: 4788)/	• Kanto Auto Works Ltd. (TSX: 7223)/
Dentsu Inc. (TSE: 4324)	Toyota Motor Corporation (TSE: 7203)
• Delta Projects S.A./	• Mitsubishi UFJ Securities Company Ltd. (TSE: 8615)/
lineos Holdings SA (ATSE: MYTIL)	Mitsubishi UFJ Financial Group, Inc. (TSE: 8306)
• Duncan Energy Partners LP (NYSE: DEP)/	• NEC Infrontia Corp./
Enterprise Products Operating, LLC	NEC Corporation (TSE:6701)
• EGG plc/	• SBI E*Trade Securities Co., Ltd. (JASDAQ: 8701)/
Prudential plc (LSE:PRU)	SBI Holdings, Inc. (TSE: 8473)
• Energomontaz Polnoc SA (WSE: EPN)/	• Seco Tools AB (OM: SECO B)/
Polimex-Mostostal Spolka Akcyjna (WSE:PXM)	Sandvik AB (OM: SAND)
• European Capital Ltd. (LSE: ECAS)/	• Sumitomo Wiring Systems Ltd. (NSE: 6948)/
American Capital, Ltd. (Nasdaq: ACAS)	Sumitomo Electric Industries Ltd. (TSE: 5802)
• First Advantage Corporation (Nasdaq: FADV)/	• Toho Tenax Co. Ltd. (TSE: 3403)/
First American Corp. (NYSE: FAF)	Teijin Ltd. (TSE:3401)
• Fujitsu Business Systems Ltd. (TSE: 8092)/	• Toyota Auto Body Co., Ltd. (TSE: 7221)/
Fujitsu Ltd. (TSE: 6702)	Toyota Motor Corporation (TSE: 7203)

        None of the selected companies involved with these transactions have characteristics identical to Callisto. An analysis involves complex consideration and judgments concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading values and acquisition premiums of the companies reviewed in these transactions.

Summary

        Based on the information and analyses set forth above, Brean Murray delivered its written opinion to Callisto Board of Directors, which stated that, as of July 20, 2012 taking into account to Amendment No. 1), based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the Exchange Ratio was fair, from a financial point of view, to Callisto. The nature and scope of Brean Murray's analysis, as well as form and substance of its opinion was determined by Brean Murray.

        Brean Murray was selected by the Callisto Special Committee to render an opinion to the Callisto Special Committee because Brean Murray is a nationally recognized investment banking firm and because, as part of its investment banking business, Brean Murray is continually engaged in the valuation of businesses and their securities in connection with mergers and mergers, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Brean Murray is providing a Fairness Opinion for Callisto for which it will receive customary fees. In addition, in the ordinary course of its business, Brean Murray and its affiliates may trade the equity securities of Callisto and Synergy for their own account and for the accounts of their customers, and, accordingly, may at any time hold a long or short position in such securities. Brean Murray and its affiliates in the ordinary course of business have, from time to time, provided, and in the future may continue to provide, commercial and investment banking services to Callisto and Synergy, including serving as a financial advisor on potential mergers and as an underwriter or private placement agent for equity offerings, and may in the future receive, fees for the rendering of such services. Brean Murray was an underwriting co-manager in an April 2012 financing for Synergy.

        Pursuant to the Brean Murray engagement letter, Brean Murray will be entitled to receive a customary fee. Additionally, Callisto has agreed to indemnify Brean Murray against certain liabilities, including liabilities under the federal securities laws. The terms of the fee arrangement with Brean Murray, which are customary in transactions of this nature, were negotiated at arm's length between Callisto and Brean Murray and the Callisto Special Committee was aware of and approved the arrangement. Brean Murray was paid an aggregate fee of $250,000 by Callisto in connection with the fairness opinion, which was not conditioned upon the closing of the merger. Except as described above, Brean Murray has not received any compensation from Callisto during the previous two fiscal years and the current year to date.

Accounting Treatment

        As Callisto does not meet the definition of a business under ASC 805, the merger will not be accounted for as a business combination. The merger is expected to be accounted for as a recapitalization of Synergy, effected through exchange of Callisto shares for Synergy shares, and the cancellation of Synergy shares held by Callisto. The excess of Synergy shares issued to Callisto shareholders over the Synergy shares held by Callisto is the result of a discount associated with the restricted nature of the Synergy shares to be received by Callisto shareholders. Therefore, considering this discount, the share exchange has been determined to be equal from a fair value stand point. Upon the effective date of the Merger, Synergy will account for the merger by assuming Callisto's net liabilities. Synergy's financial statements will reflect the operations of Callisto prospectively and will not be restated retroactively to reflect the historical financial position or results of operations of Callisto.

Certain U.S. Federal Income Tax Consequences of the Merger

General

        The following general discussion summarizes the material United States federal income tax consequences of the merger to Synergy, Callisto and holders of Callisto capital stock who are "United States persons" (as defined in Section 7701(a)(30) of the Code) and who hold their Callisto capital stock as a capital asset within the meaning of Section 1221 of the Code. The term "non-United States person" means a person or holder other than a "United States person." If a partnership or other flow-through entity is a beneficial owner of Callisto capital stock, the tax treatment of a partner in the partnership or an owner of the entity will depend upon the status of the partner or other owner and the activities of the partnership or other entity. A partner in a partnership holding Callisto capital stock should consult its tax advisor as to the particular tax consequences of the merger to such holder.

        For purposes of this discussion, a U.S. Holder means:

  •
  a citizen or resident of the United States;

  •
  a corporation or other entity taxable as a corporation created or organized under the laws of the United States or any of its political subdivisions

  •
  a trust, if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust; or

  •
  an estate that is subject to U.S. federal income tax on its income regardless if its source

        This section does not discuss all of the United States federal income tax consequences that may be relevant to a particular stockholder in light of his or her individual circumstances or to stockholders subject to special treatment under the federal income tax laws, including, without limitation:

  •
  brokers or dealers in securities or foreign currencies;

  •
  stockholders who are subject to the alternative minimum tax provisions of the Code;

  •
  tax-exempt organizations;

  •
  stockholders who are "non-United States persons";

  •
  expatriates;

  •
  stockholders that have a functional currency other than the United States dollar;

  •
  banks, financial institutions or insurance companies;

  •
  stockholders who acquired Callisto stock in connection with stock option or stock purchase plans or in other compensatory transactions; or

  •
  stockholders who hold Callisto stock as part of an integrated investment, including a straddle, hedge, or other risk reduction strategy, or as part of a conversion transaction or constructive sale.

  •
  Persons under the jurisdiction of a court in a Title 11 or similar case

        Assuming the merger is completed according to the terms of the merger agreement and this Joint Proxy Statement/Prospectus, and based upon customary assumptions and certain representations as to factual matters by Callisto and Synergy, and subject to the qualifications contained herein and in the Wilk Auslander opinion letter included as Exhibit 8.1, (i) it is the opinion of Wilk Auslander LLP that the merger will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and (ii) this summary constitutes the opinion of Wilk Auslander LLP regarding the material U.S. federal income tax consequences of the merger to the holders of Callisto common stock. No ruling has been or will be sought from the Internal Revenue Service as to the United States federal income tax consequences of the merger, and the following summary and the opinion of Wilk Auslander LLP is not binding on the IRS or the court nor will it preclude the Internal Revenue Service from adopting a position contrary to those expressed in the opinion. This discussion is based upon the Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement/prospectus, all of which are subject to change, possibly with retroactive effect. This summary does not address the tax consequences of the merger under state, local and foreign laws or under United States federal tax law other than income tax law. There can be no assurance that the IRS will not challenge one or more of the tax consequences described herein.

        Callisto stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Merger, including any applicable federal, state, local and foreign tax consequences.

        The following summary sets forth the material federal income tax consequences for the Callisto stockholders and the corporate parties to the merger assuming, consistent with Wilk Auslander's opinion, that the merger will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 as amended.

  •
  Callisto stockholders will not recognize any gain or loss upon the receipt of Synergy common stock in exchange for Callisto stock in connection with the merger (except to the extent of cash received in lieu of a fractional share of Synergy common stock, as discussed below).

  •
  The aggregate tax basis of the Synergy common stock received by a Callisto stockholder in connection with the merger will be the same as the aggregate tax basis of the Callisto stock surrendered in exchange for Synergy common stock (except for any portion of the basis of Callisto stock that is allocated to any fractional share interest for which cash is received).

  •
  The holding period of the Synergy common stock received by a Callisto stockholder in connection with the merger will include the holding period of the Callisto stock surrendered in connection with the merger.

  •
  A dissenting stockholder who perfects appraisal rights will generally recognize gain or loss with respect to his or her shares of the Callisto stock equal to the difference between the amount of cash received and his or her basis in such shares. Such gain or loss will generally be long term capital gain or loss, provided the shares were held for more than one year prior to the disposition of the shares. Interest, if any, awarded in an appraisal proceeding by a court would be included in such stockholder's income as ordinary income.

  •
  Synergy and Callisto will not recognize gain or loss solely as a result of the merger; except for the possible recognition of gain by Callisto as result of the payment by Synergy of Callisto's reorganization expenses, and other intercompany transactions.

Backup Withholding

        If you are a non-corporate holder of Callisto stock you may be subject to information reporting and backup withholding on any cash payments received for perfecting appraisal rights. You will not be subject to backup withholding, however, if you:

  •
  furnish a correct taxpayer identification number to the paying agent for the transaction when submitting such U.S. Holder's stock certificates, and certify that you are not subject to backup withholding on the substitute Form W-9 or a substitute or successor form included in the letter of transmittal to be delivered to you following the completion of the merger (or the appropriate Form W-8, as applicable); or

  •
  are otherwise exempt from backup withholding.

        If a U.S. Holder does not provide a correct taxpayer identification number, such U.S. Holder may be subject to penalties imposed by the Internal Revenue Service. Any amounts withheld under the backup withholding rules does not constitute an additional tax and will be allowed as a refund or credit against your United States federal income tax liability, provided you furnish the required information to the IRS. U.S Holder's should consult with their own tax advisors as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption

Tax Return Reporting Requirements

        If you receive Synergy common stock as a result of the merger, you will be required to retain records pertaining to the merger, and you will be required to file with your United States federal income tax return for the year in which the merger takes place, a statement setting forth certain facts relating to the merger as provided in Treasury Regulations Section 1.368-3(b). The facts to be disclosed by a U.S. Holder include the U.S. Holder's basis in the Callisto or Synergy Pharmaceutical stock, as the case may be which are transferred and the number of shares of Synergy Pharmaceutical shares received in the transaction.

Taxable Acquisition

        The failure of the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code would result in a Callisto stockholder recognizing capital gain or loss with respect to the shares of Callisto stock surrendered by such stockholder equal to the difference between the stockholder's basis in the shares and the fair market value, as of the effective time of the merger, of the Synergy stock received in exchange for the Callisto stock (and the cash received in lieu of a fractional share of Callisto stock). In such event, a stockholder's aggregate basis in the Synergy common stock so received would equal its fair market value and such stockholder's holding period would begin the day after the merger. A dissenting stockholder who receives cash will be required to recognize gain or loss in the same manner as described above (see discussion of dissenters in a reorganization above).

        The foregoing discussion is not intended to be a complete analysis or description of all potential United States federal income tax consequences of the merger. In addition, the discussion does not address tax consequences which may vary with, or are contingent on, your individual circumstances. Moreover, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are urged to consult with your own tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the merger. We have not been asked to address, nor have we addressed, any other consequences of the Merger, including for example any issues related to intercompany transactions, changes in accounting methods resulting from the merger, the conversion of options, or the status of the tax attributes of each party to the merger after the transaction is consummated.

Effective Time of the Merger

        The merger agreement requires the parties to consummate the merger after all of the conditions to the consummation of the merger contained in the merger agreement are satisfied or waived, including the adoption of the merger agreement by the stockholders of Callisto. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed by Synergy and Callisto and specified in the certificate of merger. Neither Synergy nor Callisto can predict the exact timing of the consummation of the merger.

Regulatory Approvals

        Synergy must comply with applicable federal and state securities laws in connection with the issuance of shares of Synergy common stock and the filing of this Joint Proxy Statement/Prospectus with the SEC. In addition, Synergy must comply with the rules and regulations of the NASDAQ Capital Market LLC, or NASDAQ.

 Appraisal Rights

        If the merger is completed, holders of Callisto common stock are entitled to appraisal rights under Section 262 of the DGCL, hereinafter referred to as Section 262, provided that they comply with the conditions established by Section 262.

        The discussion below is a summary regarding a Callisto stockholder's appraisal rights under Delaware law but is not a complete statement of the law regarding dissenters' rights under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this Joint Proxy Statement/Prospectus as Annex G. Stockholders intending to exercise appraisal rights should carefully review Annex G. Failure to follow precisely any of the statutory procedures set forth in Annex G may result in a termination or waiver of these rights.

        A record holder of shares of Callisto capital stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the effective time of the merger, who otherwise complies with the statutory requirements of Section 262 and who neither votes in favor of the merger nor consents thereto in writing will be entitled to an appraisal by the Delaware Court of Chancery, or the Delaware Court, of the fair value of his, her or its shares of Callisto capital stock in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the merger agreement. All references in this summary of appraisal rights to a "stockholder" or "holders of shares of Callisto capital stock" are to the record holder or holders of shares of Callisto capital stock. Except as described herein, stockholders of Callisto will not be entitled to appraisal rights in connection with the merger.

        Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, such as the Callisto special meeting, not fewer than 20 days prior to the meeting, a constituent corporation must notify each of the holders of its stock for whom appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Section 262. This Joint Proxy Statement/Prospectus shall constitute such notice to the record holders of Callisto capital stock.

        Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262. Those conditions include the following:

  •
  Stockholders electing to exercise appraisal rights must not vote "for" the adoption of the merger agreement. Voting "for" the adoption of the merger agreement will result in the waiver of appraisal rights. Also, because a submitted proxy not marked "against" or "abstain" will be voted "for" the proposal to adopt the merger agreement, the submission of a proxy not marked "against" or "abstain" will result in the waiver of appraisal rights.

  •
  A written demand for appraisal of shares must be filed with Callisto before the taking of the vote on the merger agreement at the special meeting. The written demand for appraisal should specify the stockholder's name and mailing address, and that the stockholder is thereby demanding appraisal of his, her or its Callisto capital stock. The written demand for appraisal of shares is in addition to and separate from a vote against the merger agreement or an abstention from such vote. That is, failure to return your proxy, voting against, or abstaining from voting on, the merger will not satisfy your obligation to make a written demand for appraisal.

  •
  A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the stock certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in Callisto capital stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

  •
  A stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to Callisto at 420 Lexington Avenue, Suite 1609, New York, NY 10170, Attention: Bernard Denoyer, Senior Vice President, Finance.

        Within 10 days after the effective time of the merger, Synergy, as the surviving company, will provide notice of the effective time of the merger to all Callisto stockholders who have complied with Section 262 and have not voted in favor of the adoption of the merger agreement.

        Within 120 days after the effective time of the merger, either Callisto or any stockholder who has complied with the required conditions of Section 262 may file a petition in the Delaware Court, with a copy served on Callisto in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all stockholders seeking to exercise appraisal rights. There is no present intent on the part of Callisto to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that Callisto will file such a petition or that Callisto will initiate any negotiations with respect to the fair value of such shares. Accordingly, holders of Callisto capital stock who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

        Within 120 days after the effective time of the merger, any stockholder who has satisfied the requirements of Section 262 will be entitled, upon written request, to receive from Callisto a statement setting forth the aggregate number of shares of Callisto common stock and Callisto preferred stock not voting in favor of the adoption of the merger agreement and with respect to which demands for appraisal were received by Callisto and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after the stockholder's request has been received by Callisto or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

        If a petition for an appraisal is timely filed and a copy thereof is served upon Callisto, Callisto will then be obligated, within 20 days after service, to file in the office of the Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to stockholders, as required by the Delaware Court, at the hearing on such petition, the Delaware Court will determine which stockholders are entitled to appraisal rights. The Delaware Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder. Where proceedings are not dismissed, the Delaware Court will appraise the shares of Callisto capital stock owned by such stockholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

        Although the board of directors of Callisto believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the consideration they would receive pursuant to the merger agreement. Moreover, Callisto does not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the "fair value" of a share of Callisto capital stock is less than the merger consideration. In determining "fair value," the Delaware Court is required to take into account all relevant factors. The cost of the appraisal proceeding, which does not include attorneys' or experts' fees, may be determined by the Delaware Court and taxed against the dissenting stockholder and/or Callisto as the Delaware Court deems equitable under the circumstances. Each dissenting stockholder is responsible for his or her attorneys' and expert witness expenses, although, upon application of a dissenting stockholder, the Delaware Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares of stock entitled to appraisal.

        Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the effective time of the merger, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the merger.

        At any time within 60 days after the effective time of the merger, any stockholder will have the right to withdraw his, her or its demand for appraisal and to accept the terms offered in the merger agreement. After this period, a stockholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its shares as provided in the merger agreement only with the consent of Callisto. If no petition for appraisal is filed with the court within 120 days after the effective time of the merger, stockholders' rights to appraisal, if available, will cease. Inasmuch as Callisto has no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. Any stockholder may withdraw such stockholder's demand for appraisal by delivering to Callisto a written withdrawal of his, her or its demand for appraisal and acceptance of the merger consideration, except (i) that any such attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of Callisto and (ii) that no appraisal proceeding in the Delaware Court shall be dismissed as to any stockholder without the approval of the Delaware Court, and such approval may be conditioned upon such terms as the Delaware Court deems just.

        Failure by any Callisto stockholder to comply fully with the procedures described above and set forth in Annex F to this Joint Proxy Statement/Prospectus may result in termination of such stockholder's appraisal rights. In view of the complexity of exercising appraisal rights under Delaware law, any Callisto stockholder considering exercising these rights should consult with legal counsel.

Board of Directors and Executive Officers of Synergy After the Completion of the Merger

  Board of Directors

        Upon completion of the merger, the Synergy Board of Directors will be composed of seven members, including Gabriele Cerrone, Gary S. Jacob and John Brancaccio who are currently directors of Synergy and Callisto. Tom Adams, Chris McGuigan, Melvin Spigelman and Alan Joslyn are currently members of the Synergy Board of Directors and will be members of the Synergy Board of Directors after the merger.

        Of the seven directors of Synergy who are expected to serve on the combined company's board of directors following the completion of the merger, all of such persons, other than Gabriele Cerrone and Dr. Gary S. Jacob are expected to meet the independence standards of the SEC and the NASDAQ.

Interests of Synergy Directors and Executive Officers in the Merger

        In considering the recommendation of the Synergy Board of Directors to vote "FOR" the adoption and approval of the merger agreement, as amended and the merger, Synergy stockholders should be aware that certain members of the Synergy Board of Directors and certain executive officers of Synergy have interests in the merger that may be in addition to, or different from, their interests as Synergy stockholders. These interests may create the appearance of a conflict of interest. The Synergy Board of Directors was aware of these potential conflicts of interest during its deliberations on the merits of the merger and in making its decisions in approving the merger agreement, the merger and the other transactions contemplated by the merger agreement, as amended. The Synergy Board of Directors formed a special committee of the Board consisting of three Synergy directors who did not have a conflict of interest.

        As described above, three of the current members of the Synergy Board of Directors are currently directors of Callisto and are expected to continue as directors of the combined company following the completion of the merger, and to hold office from and after the completion of the merger until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

        Gary S. Jacob, Synergy's President and Chief Executive Officer, beneficially owns 1,851,745 shares of Callisto common stock.

        Gabriele M. Cerrone, Synergy's Chairman and a consultant to Synergy beneficially owns 3,417,292 shares of Callisto common stock.

        John Brancaccio, a director, beneficially owns 283,759 shares of Callisto common stock.

Interests of Callisto Directors and Executive Officers in the Merger

        In considering the recommendation of the Callisto Board of Directors to vote "FOR" the adoption and the approval of the merger agreement, as amended, Callisto stockholders should be aware that certain members of the Callisto Board of Directors and all of the executive officers of Callisto have interests in the merger that may be in addition to, or different from, their interests as Callisto stockholders. These interests may create the appearance of a conflict of interest. The Callisto Board of Directors was aware of these potential conflicts of interest during its deliberations on the merits of the merger and in making its decisions in approving the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Callisto Board of Directors formed a special committee of the Board consisting of one Callisto director who was its only director who did not have a conflict of interest.

Restrictions on Sales of Shares of Synergy Common Stock Received in the Merger

        All shares of Synergy common stock received by Callisto stockholders in connection with the merger will be freely tradable, except that each share of Synergy Common Stock received by the Callisto stockholders in connection with the merger shall be subject to a lock-up beginning on the effective date of the merger and ending on the earlier of (i) twenty four (24) months after such date, (ii) a Change in Control (as defined in the Merger Agreement) or (iii) written consent of Synergy, at Synergy's sole discretion, provided Synergy's consent shall apply to all shares of the Synergy common stock issued pursuant to the Merger.

NASDAQ Capital Market Listing of Synergy Common Stock; Delisting and Deregistration of Callisto Common Stock

        Application will be made to NASDAQ to have the shares of Synergy common stock issued in connection with the merger approved for listing on The NASDAQ Capital Market, where Synergy common stock currently is traded under the symbol "SGYP." If the merger is completed, Callisto common stock will be delisted from the OTC QB and there will no longer be a trading market for such stock. In addition, promptly following the closing of the merger, Callisto common stock will be deregistered under the Exchange Act and Callisto will no longer file periodic reports with the SEC.

 Legal Proceedings Related to the Merger

        On August 9, 2012, a stockholder class action complaint was filed in the Supreme Court for the State of New York, captioned Shona Investments v. Callisto Pharmaceuticals, Inc., et al., Civil Action No. 652783/2012. The complaint names as defendants, Callisto, each member of the Board of Callisto (the "Individual Defendants") and Synergy. The complaint generally alleges that the Individual Defendants breached their fiduciary duties and that Synergy aided and abetted the purported breaches of such fiduciary duties. The relief sought includes, among other things, an injunction prohibiting consummation of the proposed transaction, rescission (to the extent the proposed transaction has already been consummated) and the payment of plaintiffs' attorneys' fees and costs. Callisto and Synergy believe the plaintiffs' allegations lack merit and will contest them. An amended class action complaint was filed in the Supreme Court for the State of New York on November 21, 2012.

        On August 31, 2012, a stockholder class action complaint was filed in the Court of Chancery of the State of Delaware, captioned Gary Wagner v. Gary S. Jacob, Inc., et al., Case No. 7820-VCP. The complaint names as defendants, Callisto, the Individual Defendants and Synergy. The complaint generally alleges that the Individual Defendants breached their fiduciary duties and that Synergy aided and abetted the purported breaches of such fiduciary duties. The relief sought includes, among other things, an injunction prohibiting consummation of the proposed transaction, rescission (to the extent the proposed transaction has already been consummated) and the payment of plaintiffs' attorneys' fees and costs. Callisto and Synergy believe the plaintiffs' allegations lack merit and will contest them.

        There can be no assurance as to the outcome of these proceedings.

THE MERGER AGREEMENT

        The following is a summary of selected provisions of the merger agreement, as amended. While Synergy, and Callisto believe that this description covers the material terms of the merger agreement, it may not contain all of the information that is important to you. The merger agreement, as amended, has been attached as Annex A and Annex B to this prospectus to provide you with information regarding its terms. It is not intended to provide any other factual information about Synergy and Callisto. The following description does not purport to be complete and is qualified in its entirety by reference to the merger agreement. You should refer to the full text of the merger agreement for details of the merger and the terms and conditions of the merger agreement. The merger agreement is incorporated by reference into this joint proxy/prospectus.

        The merger agreement contains representations and warranties that Synergy on the one hand, and Callisto, on the other hand, have made to one another as of specific dates. These representations and warranties have been made for the benefit of the other parties to the merger agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect. In addition, the assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules exchanged by the parties in connection with signing the merger agreement. While Synergy does not believe that these disclosure schedules contain information required to be publicly disclosed under the applicable securities laws, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached merger agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about Synergy, or Callisto because they were made as of specific dates, may be intended merely as a risk allocation mechanism between Synergy and Callisto and are modified by the disclosure schedules.

  General

        Under the merger agreement, Callisto will merge with and into Synergy, with Callisto ceasing to exist and Synergy continuing as the surviving company.

  Closing and Effective Time of the Merger

        The closing of the merger will occur no later than the second (2nd) business day after the satisfaction or waiver of the conditions provided in the merger agreement, or on such other date as Synergy and Callisto may agree in writing. However, because the merger is subject to a number of conditions, neither Synergy nor Callisto can predict exactly when the closing will occur or if it will occur at all. Please see the section entitled "Chapter One—The Merger—The Merger Agreement—Conditions to Completion of the Merger" in this Joint Proxy Statement/Prospectus.

        The effective time of the merger will be the time and date when the merger becomes effective, which shall be the date and time of acceptance for record of the certificate of merger that will be filed with the Delaware Secretary of State on the closing date of the merger, or such other time specified in the certificate of merger.

  Merger Consideration

  Conversion of Callisto Common Stock

        At the effective time of the merger, each share of Callisto common stock issued and outstanding immediately prior to the effective time (other than any outstanding options of Callisto common stock, will be converted into a similar right applying the Exchange Ratio, or shares held by dissenting stockholders who have not waived in writing or failed to perfect or effectively withdrawn or lost their rights to appraisal under Section 262 of the DGCL) will be cancelled and extinguished and automatically converted into and become exchangeable for Synergy common stock as described below, together with the right, if any, to receive one full additional share, in lieu of fractional shares of Synergy common stock. Please see the section entitled "Chapter One—The Merger—The Merger Agreement—Fractional Shares of Synergy Common Stock" in this Joint Proxy Statement/Prospectus.

  Exchange Ratio

        The merger agreement provides that stockholders of Callisto will receive 0.1799 of a share of common stock of Synergy for each share of Callisto in the merger.

        This exchange ratio is subject to adjustment to account for the effect of any forward or reverse stock split, stock dividend, including any dividend or distribution of securities convertible into Synergy common stock or Callisto common stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Synergy common stock or Callisto common stock occurring on or after the date of the merger agreement and prior to the effective time.

  Synergy Common Stock Held by Callisto

        At the effective time of the merger, the 22,295,000 shares of Synergy common stock held by Callisto will be canceled. All other outstanding shares of Synergy common stock will remain as outstanding share of Synergy common stock and will not be converted or otherwise affected by the merger. For more information regarding the Synergy common stock, please see the section entitled "Chapter Five—Certain Additional Information—Description of Synergy Capital Stock" in this Joint Proxy Statement/Prospectus.

  Fractional Shares of Synergy Common Stock

        No fractional shares of Synergy common stock will be issued to any stockholder of Callisto upon completion of the merger. The holder of shares of Callisto common stock who would otherwise be entitled to a fraction of Synergy common stock (after aggregating all fractional shares of Synergy common stock that otherwise would be received by such holder), will be granted the automatic conversion of such fractional share to the right to receive from Synergy one full additional share of Synergy common stock to such holder of Callisto common stock.

  Share Issuance Process

        Promptly following the effective time, Synergy will make available for delivery the shares of Synergy common stock issuable under the merger agreement. These shares will be issuable in accordance with the stock register of Callisto as of the effective time, to each holder of record as of such time. Physical stock certificates of Callisto common stock will not be required to be exchanged for Synergy common stock certificates and will be automatically issuable in exchange for outstanding shares of Callisto common stock. All shares of Callisto common stock will be deemed to no longer be issued and outstanding as of the effective time, subject to rights of dissenting shares as set forth in the merger agreement.

        All shares of Synergy common stock received by Callisto stockholders in connection with the merger will be freely tradable, except that each share of Synergy Common Stock received by the Callisto stockholders in connection with the merger shall be subject to a lock-up beginning on the effective date of the merger and ending on the earlier of (i) twenty four (24) months after such date, (ii) a Change in Control (as defined in the Merger Agreement) or (iii) written consent of Synergy, at Synergy's sole discretion, provided Synergy's consent shall apply to all shares of the Synergy common stock issued pursuant to the Merger.

  Conversion of Callisto Options and Warrants

        Each stock option exercisable for shares of Callisto common stock that is outstanding at the effective time of the Merger will be assumed by Synergy and converted into a stock option to purchase the number of shares of Synergy's common stock that the holder would have received if such holder had exercised such stock option for shares of Callisto common stock prior to the merger and exchanged such shares for shares of Synergy's common stock in accordance with the Exchange Ratio, respectively. In addition, each Callisto stock option exercisable for shares of Synergy common stock that is outstanding at the effective time of the merger will be assumed by Synergy and each outstanding warrant or obligation to issue a warrant to purchase shares of Callisto common stock, whether or not vested, shall be cancelled.

  Directors and Officers of Callisto Following the Merger

        Effective as of the closing of the merger, the surviving corporation's officers are expected to include the officers set forth in the certificate of merger, until their respective successors are duly appointed. The surviving corporation's initial directors are expected to include the directors set forth in the certificate of merger, until their respective successors are duly appointed.

  Certificate of Incorporation

        At the effective time Synergy will continue as the surviving corporation. Synergy will continue to be governed by its second amended and restated certificate of incorporation, as it existed prior to the merger, until it is thereafter amended in accordance with Delaware Law and such certificate of incorporation.

  Conditions to Completion of the Merger

        Each party's obligation to complete the merger is subject to the satisfaction or waiver by each of the parties, at or prior to the merger, of various conditions, which include the following:

  •
  stockholders of Callisto and Synergy must have approved and adopted the merger agreement, and approved the merger, by the requisite vote under Delaware Law;

  •
  the registration statement on Form S-4, of which this Joint Proxy Statement/Prospectus is a part, must have been declared effective by the SEC in accordance with the Securities Act and must not be subject to any stop order suspending the effectiveness of the registration statement on Form S-4 and no similar proceeding in respect to the proxy statement/prospectus will have been initiated or threatened in writing by the SEC. All other filings will have been approved or declared effective and no stop order will have been issued and no proceeding will have been initiated to revoke any such approval or effectiveness;

  •
  the shares of Synergy common stock to be issued in the merger and such other shares of Synergy common stock to be reserved for issuance in connection with the merger shall have been approved for listing on The NASDAQ Capital Market, subject to official notice of issuance;

  •
  no court, administrative agency, commission, governmental or regulatory authority, has enacted, enforced or entered any statute, rule, regulation, or other order which is in effect and which has the effect of making the merger illegal or otherwise prohibiting the consummation of the merger;

  •
  all representations and warranties of the other party in the merger agreement subject to exceptions in certain schedules and exhibits to the merger agreement must be true and correct in all material respects on the date of the merger agreement and on the closing date of the merger with the same force and effect as if made on the date on which the merger is to be completed or, if such representations and warranties address matters as of a particular date, then as of that particular date. Each party shall have delivered to the other party a certificate with respect to the foregoing executed on behalf of the other party by a duly authorized officer of such party;

  •
  the other party to the merger agreement must have performed or complied with in all material respects all covenants and agreements required to be performed or complied with by it on or before the closing of the merger, and the parties must have received a certificate to such effect signed on behalf of the other party by a duly authorized officer of such party;

  •
  no material adverse effect with respect to the other party will have occurred since the date of the agreement.

  •
  Synergy will have received waivers from each executive of Callisto related to any rights they may have to payments, bonuses, vesting, acceleration or other similar rights that are or may be triggered by the consummation of the transactions set forth in the merger agreement.

  •
  all state securities or "blue sky" authorizations necessary to carry out the transactions contemplated by the merger agreement shall have been obtained and be in effect; and

  •
  all proceedings in connection with the merger and the other transactions contemplated by the merger agreement and all certificates and documents delivered by the other party as required under the merger agreement or otherwise reasonably requested by the requesting party will be executed and delivered by the other party and will be reasonably satisfactory to the requesting party.

        In addition, the obligation of Synergy to complete the merger is further subject to the satisfaction or waiver of the following conditions:

  •
  Callisto must have obtained the consents, waivers and approvals required to be obtained in connection with the consummation of the transactions contemplated by the merger agreement; and

  No Solicitation

        During the period commencing from the date of the merger agreement until the earlier to occur of the termination of the merger agreement and the effective time, Callisto and its subsidiaries will not, nor will they authorize or permit any of their respective representatives, to directly or indirectly:

  •
  Solicit, initiate, encourage or induce the making, submission or announcement of any acquisition transaction (as defined below);

  •
  Participate in discussions or negotiations regarding, or take any other action to facilitate any inquiries of the making of any proposal that constitutes any acquisition transaction;

  •
  Engage in discussions or negotiations with any person with respect to any acquisition transaction, except as to the existence of the non-solicitation provisions in the merger agreement;

  •
  Subject to the merger agreement, approve, or recommend any acquisition transaction;

  •
  Enter into any letter of intent or any contract agreement contemplating or relating to an acquisition transaction;

  •
  Notwithstanding the foregoing, prior to the adoption and approval of the merger agreement and the approval of the merger by the Callisto stockholders, Callisto may furnish information regarding Callisto or any of its subsidiaries to, or enter into a confidentiality agreement or negotiations with, any person in response to a superior offer (as defined below) submitted by such person if: (i) neither Callisto nor any representative of Callisto and its subsidiaries has violated any of the restrictions set forth in the non-solicitation provision in the merger agreement, (ii) the board of directors of Callisto concludes in good faith with the consultation of outside legal counsel that such action is required for the board of directors of Callisto to comply with its fiduciary obligations to its stockholders under Delaware Law, (iii) at least five (5) business days prior to furnishing any such information to or entering into negotiations with, such person Callisto gives Synergy written notice of the identity of such persons and Callisto's intention to negotiate with such persons and Callisto receives from such person an executed confidentiality agreement, and contemporaneously with furnishing any information to such person, Callisto furnishes such information to Synergy.

  •
  An "acquisition transaction" means any transaction or series of related transactions, other than the transactions contemplated by the merger agreement, involving (i) an acquisition from Callisto by any "group" (as defined under Section 13(d) of the Exchange Act) of more than twenty-five percent (25%) interest in the total outstanding voting securities of Callisto or any of its subsidiaries, or any tender offer or exchange offer that if consummated would result in any person or "group" beneficially owning five percent (5%) or more of the total outstanding voting securities of Callisto or any of its subsidiaries, or any merger, consolidation, or business combination involving Callisto that would hold less than ninety-five (95%) of the equity interests in the surviving entity of such transaction, (ii) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than five percent (5%) of the assets of Callisto, or (iii) any liquidation or dissolution of Callisto.

  •
  A "superior proposal" means any bona fide, unsolicited written acquisition proposal on terms that the board of directors of Callisto determines in good faith, on the basis of the advice of a financial advisor and taking into account all the terms and conditions of the acquisition proposal, are more favorable and provide greater value to all the stockholders of Callisto from a financial point of view than the terms of the merger set forth in the merger agreement; provided, however, that any such offer shall not be deemed to be a "superior offer" if any financing required to consummate the transaction contemplated by such offer is not committed and is not likely, to be obtained by such third party on a timely basis.

        The parties agree that any violation of the non-solicitation provision in the merger agreement will be deemed to be a breach by Callisto.

  Meeting of Stockholders

        Callisto and Synergy are each obligated under the merger agreement to call, give notice of, convene and hold a meeting of its stockholders for purposes of considering the merger and the merger agreement.

  Covenants; Conduct of Business Pending the Merger

        During the period commencing from the date of the merger agreement and continuing until the earlier to occur of the termination of the merger agreement or the effective time, the parties and each of their respective subsidiaries must, except to the extent that the other parties otherwise consent in writing, carry on its business in the usual, regular and ordinary course, and in compliance with all applicable laws and regulations, pay its debts and taxes when due, pay or perform material obligation, when due, and use commercially reasonable efforts consistent with past practices to: (i) preserve intact its business organization, (ii) keep available the services of its present officers and employees, and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licenses, and others with which it has business dealings. The parties must also notify each other of any material event involving its business operations.

        During the period commencing from the date of the merger agreement and continuing until the earlier to occur of the termination of the merger agreement or the effective time, neither Synergy nor Callisto, nor any of its subsidiaries, except to the extent that the other party consents in writing, is permitted to:

  •
  purchase, redeem or otherwise acquire any shares of capital stock, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date of the merger agreement;

  •
  acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, any business or any corporation, limited liability company, or other business organization, or otherwise acquire all or substantially all of the assets of any of the foregoing, or enter into any joint ventures, strategic partnerships or similar alliances;

  •
  incur or enter into any agreement, contract or commitment or arrangement requiring such party or its subsidiaires to make payments in excess of $1,000,000 in any individual cases or $3,000,000 in the aggregate;

  •
  engage in any action that could reasonably be expected to cause the merger to fail to qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended, whether or not otherwise permitted by the merger agreement;

  •
  engage in any action with the intent to adversely impact or materially delay the consummation of the merger or any of the other transactions contemplated by the merger agreement;

  •
  agree in writing or otherwise to take any of the foregoing actions.

  Other Agreements

        Each of Synergy and Callisto has agreed to use its commercially reasonable efforts to:

  •
  coordinate with the other in preparing and exchanging information for purposes of (i) compliance with state and federal securities laws, and (ii) filing with the SEC this Joint Proxy Statement/Prospectus;

  •
  consult and agree with each other about any public disclosure either will make concerning the merger, subject to certain exceptions;

  •
  obtain all consents, waivers and approvals, for the consummation of the transactions contemplated by the merger agreement; and

  •
  provide the other party and its representatives' reasonable access to information concerning the business of the other party as such other party may reasonably request.

        Callisto has further agreed to:

  •
  promptly take all steps necessary in accordance with Delaware Law, its certificate of incorporation and its bylaws, to convene a meeting of the stockholders of Callisto, to be held as promptly as practicable, for the purpose of voting upon the merger agreement and the merger; and

        Synergy has further agreed to:

  •
  cause the surviving corporation to fulfill the obligations of Callisto under any indemnification agreements between Callisto and any of its directors and officers as in effect on the date of the merger agreement and any indemnification provisions under Callisto' certificate of incorporation or by laws as in effect on the date of the merger agreement.

  •
  promptly take all steps necessary in accordance with Delaware Law, its certificate of incorporation and its bylaws, to convene a meeting of the stockholders of Synergy, to be held as promptly as practicable, for the purpose of voting upon the merger agreement and the merger; and

        Any party may waive compliance with any of the agreements or conditions contained in the merger agreement which waiver shall be written and signed on behalf of such party. There are no other requirements with respect to obtaining a waiver other than the requirement that it is in writing and signed on behalf of such party.

  Termination

        The merger agreement may be terminated at any time before the completion of the merger, whether before or after the required stockholder approvals to complete the merger have been obtained, as set forth below:

  •
  by mutual written consent of Synergy and Callisto, duly authorized by their respective boards of directors;

  •
  by either Synergy or Callisto if the merger is not consummated by the date that is 6 months after signing date of the merger agreement for any reason; provided, however, that this right to terminate is not available to any party whose action or failure to act has been a principal cause of the failure of the merger to occur on or before such date;

  •
  by either Synergy or the Callisto if a court, administrative agency, commission, governmental or regulatory authority issues a final and nonappealable order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger;

  •
  by either Synergy or Callisto if the requisite approval of the stockholders of Callisto is not obtained by reason of the failure to obtain the requisite vote at a meeting of the stockholders of Callisto, duly convened therefore or at any adjournment or postponement; provided, however, that this right to terminate is not available to Callisto if the failure to obtain the requisite approval of the stockholders of Callisto was caused by the action or failure to act of Callisto, and such action or failure to act constitutes a breach of the merger agreement;

  •
  by Synergy if a triggering event (as defined below) occurs;

  •
  by Callisto, upon a breach of any representation, warranty, covenant or agreement on the part of Synergy set forth in the merger agreement, or if any representation or warranty of Synergy becomes untrue, such that the conditions to the merger would not be satisfied as of the time of such breach or as of the time such representation or warranty becomes untrue; provided, however, that if such inaccuracy in Synergy's representations and warranties or breach by Synergy is curable by Synergy through the exercise of its commercially reasonable efforts, then Callisto may not terminate the merger agreement for thirty (30) calendar days following the delivery of written notice from Callisto to Synergy of such breach, provided Synergy continues to exercise commercially reasonable efforts to cure such breach;

  •
  by Synergy, upon a breach of any representation, warranty, covenant or agreement on the part of Callisto set forth in the merger agreement, or if any representation or warranty of Callisto becomes untrue, such that the conditions to the merger would not be satisfied as of the time of such breach or as of the time such representation or warranty becomes untrue; provided, however, that if such inaccuracy in Callisto' representations and warranties or breach by Callisto is curable by Callisto through the exercise of its commercially reasonable efforts, then Synergy may not terminate the merger agree-ment for thirty (30) calendar days following the delivery of written notice from Synergy to Callisto of such breach, provided Callisto continues to exercise commercially reasonable efforts to cure such breach; or

  •
  by Synergy if a change that is materially adverse to the business, assets, capitalization, financial condition or results of operations with respect to Callisto or its subsidiaries occurs since the date of the merger agreement; provided, however, that if such change is curable by Callisto through commercially reasonable efforts, then Synergy may not terminate the merger agreement for thirty (30) calendar days following the occurrence of such change, provided Callisto continues to exercise commercially reasonable efforts to cure the effect that is materially adverse to the business, assets, capitalization, financial condition or results of operations with respect to Callisto if it is cured during such thirty (30) calendar day period.

  •
  a "triggering event" has occurred if (i) the board of directors of Callisto or any of its committees has withdrawn or has amended or modified in a manner adverse to Synergy its recommendation in favor of the adoption and approval of the merger agreement or the approval of the merger; (ii) Callisto failed to include in the proxy statement/prospectus the recommendation of the board of directors of Callisto in favor of the adoption and approval of the merger agreement and the approval of the merger; (iii) the board of directors of Callisto failed to reaffirm its recommendation in favor of the adoption and approval of the merger agreement and the approval of the merger within five (5) business days after Synergy requests in writing that such recommendation be reaffirmed at any time following the announcement of an acquisition proposal; (iv) the board of directors of Callisto or any of its committees has approved or recommended any acquisition proposal; (v) Callisto has entered into any letter of intent or similar document accepting any acquisition proposal; or (vi) a tender or exchange offer relating to securities of Callisto has been commenced by a person unaffiliated with Synergy or its stockholders and Callisto has not sent to its security holders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published, a statement indicating that Callisto recommends rejection of such tender or exchange offer.

  Expenses

        Each party to the merger agreement will be responsible for the payment of all fees and expenses incurred by such party in connection with the merger agreement and the transactions contemplated by the merger agreement.

  Representations and Warranties

        The merger agreement contains substantially similar representations and warranties of Synergy and Callisto as to, among other things:

  •
  corporate organization and existence;

  •
  corporate power and authority;

  •
  certificates of incorporation and bylaws;

  •
  authority relative to the merger agreement;

  •
  no conflict, required filings and consents;

  •
  absence of certain changes or events;

  •
  absence of litigation; and

  •
  the registration statement, and proxy statement/prospectus.

  •
  agreements, contracts and commitments;

  •
  no undisclosed liabilities;

  •
  compliance

  •
  employee benefit plans;

  •
  environmental matters;

  •
  brokers;

  •
  taxes;

  •
  SEC filings;

  •
  financial statements;

  •
  restrictions on business activities;

  •
  title to property;

  •
  intellectual property;

  •
  insurance;

  •
  board approval; and

  •
  vote required to adopt the merger agreement and approve the merger.

        The representations and warranties are, in many respects, qualified by materiality and knowledge, and will not survive the merger, but their accuracy forms the basis of one of the conditions to the obligations of Synergy and Callisto to complete the merger.

        The merger agreement may be amended in writing by the parties at any time.

  Agreements Related to the Merger Agreement

  Callisto Voting Agreements

        As of July 20, 2012, certain of the stockholders of Callisto, indicated below, in their capacities as stockholders of Callisto, have separately entered into voting agreements with Callisto in which they have agreed to vote all shares of Callisto capital stock that they beneficially owned as of the date of their respective agreements, and that they subsequently acquire, in favor of the merger, against any matter that would result in a breach of the merger agreement by Callisto and against any proposal made in opposition to, or in competition with, the consummation of the merger and the other transactions contemplated by the merger agreement. The stockholders who have entered into Voting Agreements, include, Gabriele Cerrone, Gary Jacob, Bernard Denoyer, John Brancaccio, Randall Johnson and Merrill Hunter.

        As of November 29, 2012, these stockholders of Callisto owned, in the aggregate, 27,914,126 shares of Callisto capital stock, allowing them to exercise approximately 17.4% of the voting power of Callisto capital stock.

CHAPTER TWO—INFORMATION ABOUT THE MEETINGS AND VOTING

        Synergy's Board of Directors is using this Joint Proxy Statement/Prospectus to solicit proxies from the holders of Synergy common stock for use at the Synergy annual meeting. Callisto's Board of Directors is using this Joint Proxy Statement/Prospectus to solicit proxies from the holders of Callisto common stock for use at the Callisto special meeting. This Joint Proxy Statement/Prospectus and accompanying form of proxy is being first mailed to Synergy stockholders on or about December 5, 2012 and to Callisto stockholders on or about December 5, 2012.

Matters Relating to the Meetings

	Synergy Annual Meeting	Callisto Special Meeting
Date, Time and Place:	January 3, 2013	January 3, 2013
	10:00 a.m., Eastern Time	1:00 p.m., Eastern Time
	Offices of Sichenzia Ross Friedman Ference LLP	Offices of Callisto
	61 Broadway, 32nd Floor New York, New York 10006	420 Lexington Avenue Suite 1609
New York, New York 10170
Purpose of Meeting is to Vote on the Following Items:	1. the adoption and approval of the merger agreement, described under "Chapter One—The Merger—The Merger Agreement" on page 91;	1. adoption and approval of the merger agreement as described under "Chapter One—The Merger—The Merger Agreement" on page 91;
	2. the adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1;	2. adjournment of the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Callisto Proposal No. 1; and

3. approval of an increase in the number of authorized shares issuable under Synergy's 2008 Equity Compensation Incentive Plan, as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 3—Approval of an Increase in the number of shares issuable under the Synergy's 2008 Equity Compensation Incentive Plan" beginning on page 151;

3. such other matters as may properly come before the Callisto meeting, including the approval of any adjournment of the meeting.

4. approval of an amendment to Synergy's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000, as described in "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 4" beginning on page 153;

5. the re-election of seven current Synergy directors to hold office until the 2013 annual meeting as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 5" beginning on page 155;

6. the ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of Synergy for its fiscal year ending December 31, 2012 as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 6" beginning on page 173;

7. To approve, on an advisory basis, the compensation of Synergy's named executive officers as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 7" beginning on page 174;

	Synergy Annual Meeting	Callisto Special Meeting

8. To recommend, on an advisory basis, the three-year frequency with which Synergy should conduct future stockholder advisory votes on named executive officer compensation as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 8" beginning on page 175; and

9. Such other matters as may properly come before the Synergy meeting, including the approval of any adjournment of the meeting.
Record Date:	The record date for shares entitled to vote is November 29, 2012.	The record date for shares entitled to vote is November 29, 2012.
Outstanding Shares Held on Record Date:	As of November 29, 2012, there were 66,130,746 shares of Synergy common stock outstanding.	As of November 29, 2012, there were 158,965,565 shares of Callisto common stock outstanding.
Shares Entitled to Vote:	Shares entitled to vote are Synergy common stock held at the close of business on the record date, November 29, 2012.	Shares entitled to vote are Callisto common stock held at the close of business on the record date, November 29, 2012.
	Each share of Synergy common stock that you own entitles you to one vote.	Each share of Callisto common stock that you own entitles you to one vote.
	Shares held by Synergy in its treasury, if any, are not voted.	Shares held by Callisto in its treasury, if any, are not voted.
Quorum Requirement:	A quorum of stockholders is necessary to hold a valid meeting.	A quorum of stockholders is necessary to hold a valid meeting.

The presence in person or by proxy at the meeting of holders of shares representing a majority in interest of the Synergy common stock issued and outstanding and entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum.

The presence in person or by proxy at the meeting of holders of shares representing at least a majority in interest of the Callisto common stock issued and outstanding and entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum.

	A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.	A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.
Outstanding Shares Entitled to Vote and Owned by Synergy or Callisto Directors, Executive Officers and their Affiliates as of November 29, 2012:	1,010,495 shares of Synergy common stock outstanding and entitled to vote at the Synergy annual meeting.	2,524,254 shares of Callisto common stock outstanding and entitled to vote at the Callisto special meeting.

 Vote Necessary to Approve Synergy and Callisto Proposals

Item		Vote Necessary
Merger Proposal	Synergy:	Adoption and approval of the merger agreement described in "Chapter One—The Merger" requires an affirmative vote of a majority of the issued and outstanding shares of Synergy common stock. Abstentions will be counted towards the vote total for this proposal and will have the same effect as "Against" votes and will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes will have the same effect as "Against" votes but will be counted for purposes of determining a quorum at the meeting.
Callisto:

Adoption and approval of the merger agreement described in "Chapter One—The Merger" requires an affirmative vote of a majority of the issued and outstanding shares of Callisto common stock. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as "Against" votes. Broker Non-Votes will have the same effect as "Against" votes but will be counted for purposes of determining a quorum at the meeting.

Adjournment of the meeting, if necessary	Synergy:

Approval of the adjournment of Synergy's annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the issuance of the shares of Synergy common stock pursuant to the merger agreement requires the affirmative votes present, in person or by proxy, and entitled to vote on the matter, regardless of whether a quorum is present. Abstentions will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes have no effect and will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting.

Callisto:

Approval of the adjournment of Callisto's special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement requires the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote on the matter, if a quorum is present. Abstentions will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes have no effect and will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting.

Approval of an Increase in the number of shares issuable under Synergy's 2008 Equity Compensation Incentive Plan	Synergy:	The approval of an increase in the number of shares issuable under the Synergy's 2008 Equity Compensation Incentive Plan as described in "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 3—Approval of an Increase in the number of shares issuable under the Synergy's 2008 Equity Compensation Incentive Plan" requires the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote on the matter. Abstentions will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes have no effect and will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting.
	Callisto:	Not Applicable

Item		Vote Necessary
Approval of an amendment to Synergy's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000	Synergy:	The approval of an amendment to Synergy's Amended and Restated Certificate of Incorporation as described under "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 4—Approval of Amendment to the Second Amended and Restated Certificate of Incorporation to Increase the Authorized Shares of Common Stock from 100,000,000 to 200,000,000" requires an affirmative vote of a majority of the issued and outstanding shares of Synergy common stock. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as "Against" votes and will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes will have the same effect as "Against" votes but will be counted for purposes of determining a quorum at the meeting.
	Callisto:	Not Applicable.
Re-election of seven current directors to hold office until the 2013 annual meeting	Synergy:	The re-election of seven (7) current Synergy directors to Synergy's board as described in "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 4—Election of Directors" requires the affirmative vote of a plurality of the votes present, in person or by proxy, and entitled to vote on the matter. Abstentions will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes have no effect and will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting.
	Callisto:	Not Applicable
Ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of Synergy	Synergy:	The ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of Synergy as described in "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 5—Ratification of Appointment of Independent Registered Public Accounting Firm" requires the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote on the matter. Abstentions will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes have no effect and will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting.
	Callisto:	Not Applicable
Approval, on an advisory basis, of the compensation of the Synergy's named executive officers	Synergy:	The approval, on advisory basis, of the compensation of Synergy's named executive officers described in "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 6—Advisory Vote on the approval of executive compensation" requires the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote on the matter. Abstentions will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes have no effect and will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting.
	Callisto:	Not Applicable

Item		Vote Necessary
Recommendation, on an advisory basis, the three-year frequency with which Synergy should conduct future stockholder advisory votes on named executive officer compensation.	Synergy:	The recommendation, on advisory basis, of the three-year frequency with which Synergy should conduct future stockholder advisory votes on named executive officer compensation described in "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 7—Advisory Vote on the frequency of holding an advisory vote on executive compensation" requires the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote on the matter. Abstentions will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting. Broker Non-Votes have no effect and will not be counted towards the vote total for this proposal but will be counted for purposes of determining a quorum at the meeting.
	Callisto:	Not Applicable

Voting

        You may vote in person at your meeting or by proxy. We recommend you vote by proxy even if you plan to attend your meeting. You can always change your vote at the meeting.

        Voting instructions are included on your proxy or proxy card. If you properly give your proxy and submit it in time to vote (or vote electronically via the Internet), one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or against the proposals or abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining a quorum at the meeting. With respect to Synergy Proposals No. 1 and No. 4 and Callisto Proposal No. 1, if you mark your proxy "abstain" with respect to such proposal, you will be in effect voting against such proposal. If your shares are held in "street name" by a broker, bank or other nominee, the broker cannot vote your shares on any proposal without your instructions. This is a "broker non-vote." Broker non-votes for Synergy Proposals No. 1 and 4 and Callisto Proposal No. 1 will have the same effect as voting against such proposals. Broker non-votes for all other proposals will have no effect and will not be counted towards the vote total for any proposal.

How to Vote by Proxy

Synergy	Callisto
Complete, sign, date and return your proxy card in the enclosed envelope. You may also vote electronically by Internet if your proxy card so indicates.	Complete, sign, date and return your proxy card in the enclosed envelope. You may also vote electronically by Internet if your proxy card so indicates.
You are encouraged to vote electronically if you have that option.	You are encouraged to vote electronically if you have that option.

        If you submit your proxy but do not make specific choices, your proxy will follow the Board of Directors' recommendations and vote your shares:

Synergy	Callisto
"FOR" the adoption and approval of the merger agreement;	• "FOR" adoption and approval of the merger agreement;

"FOR" the adjournment of Synergy's annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient vote to approve the issuance of the shares of Synergy common stock pursuant to the merger agreement;

•

"FOR" the adjournment of Callisto's special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement; and

Synergy	Callisto
"FOR" the approval of an increase in the number of shares issuable under the Synergy's 2008 Equity Compensation Incentive Plan;	• In its discretion as to any other business that may properly come before the Callisto meeting.

"FOR" the approval of an amendment to Synergy's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000;
"FOR" the re-election of seven (7) current Synergy directors;
"FOR" the ratification of BDO USA, LLP as the independent registered public accounting firm of Synergy;
"FOR" the proposal to approve the compensation of Synergy's named executive officers; and
"FOR" the proposal to approve the recommendation for a three-year frequency for holding an advisory vote on executive compensation;
In its discretion as to any other business that may properly come before the Synergy meeting.

        Revoking Your Proxy.    You may revoke your proxy before it is voted by:

  •
  submitting a new proxy with a later date,

  •
  submitting a vote electronically via the Internet with a later date, if that was how the original vote was submitted,

  •
  notifying your company's Secretary in writing before the meeting that you have revoked your proxy, or

  •
  voting in person at the meeting.

        Voting in person.    If you plan to attend a meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, and you are an Synergy stockholder, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on November 29, 2012, the Synergy record date for shares entitled to vote at the annual meeting. If your shares are held in the name of your broker, bank or other nominee, and you are a Callisto stockholder, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on November 29, 2012, the Callisto record date for shares entitled to vote at the special meeting.

        People with disabilities.    We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write to the Secretary of your company at least two weeks before your meeting at the number or address under "Chapter Eight—Additional Information for Stockholders—Where You Can Find More Information" on page 178.

        Proxy solicitation.    Synergy will pay its own costs, if any, of soliciting proxies. Callisto will pay its own costs, if any, of soliciting proxies.

        In addition to this mailing, Synergy and Callisto employees may solicit proxies personally, electronically or by telephone.

        The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are submitted. You should send in your proxy without delay. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

        Do not send in any stock certificates with your proxy.    Synergy will provide instructions for the surrender of stock certificates for Callisto stockholders.

Other Business; Adjournments

        We are not currently aware of any other business to be acted upon at either meeting. If other matters are properly brought before the annual meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including to adjourn the meeting. Pursuant to Delaware law, no matters other than those described in Callisto's Notice of Special Meeting may be considered at the special meeting.

        Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. Neither Synergy nor Callisto currently intends to seek an adjournment of its meeting.

Appraisal Rights

        Holders of Synergy common stock are not entitled to appraisal rights under Delaware law in connection with any matters to be voted on at the special meeting.

        Callisto stockholders may elect appraisal rights for their shares instead of accepting the merger consideration. To do so, a stockholder must not vote in favor of adopting and approving the merger agreement, file a notice with Callisto prior to the vote on the merger, and strictly follow the procedures required under Sections 262 of the DGCL. Copies of these statutes are included as Annex G to this Joint Proxy Statement/Prospectus and are more fully described in "Chapter One—The Merger—The Merger Transaction—Appraisal Rights." See "Chapter Five—Comparison of Rights of Holders of Synergy Common Stock and Callisto Common Stock—Appraisal Rights." Failure to precisely follow such provisions will result in the loss of your appraisal rights.

CHAPTER THREE—OTHER INFORMATION REGARDING SYNERGY

BUSINESS OF SYNERGY

        For a description of the business of Synergy, please see Item 1 in Synergy's Annual Report on Form 10-K, which is incorporated herein by reference.

LEGAL PROCEEDINGS RELATING TO SYNERGY

        For a description of legal proceedings involving Synergy related to the merger, please see Chapter One—The Merger—The Merger Transaction—"Legal Proceedings Related to the Merger" on page 89 to this Joint Proxy Statement/Prospectus. For a description of legal proceedings involving Synergy's business, please see Part II, Item 3 in Synergy's Annual Report on Form 10-K, which is incorporated herein by reference.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SYNERGY

        For "Management's Discussion and Analysis of Financial Condition and Results of Operations" for the year ended December 31, 2011 and the three and nine months ended September 30, 2012, please see Item 7 in Synergy's Annual Report on Form 10-K and Item 3 in Synergy's Quarterly Report on Form 10-Q, which are each incorporated herein by reference, respectively.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        For "Quantitative and Qualitative Disclosures about Market Risk" for the year ended December 31, 2011 and the three and nine months ended September 30, 2012, please see Item 7A of Synergy's Annual Report on Form 10-K and Item 3 in Synergy's Quarterly Report on Form 10-Q, which are each incorporated herein by reference, respectively.

NEW DIRECTORS FOLLOWING THE MERGER

        Following the merger, the Board of Directors of Synergy will consist of seven members, including four of the current Synergy directors plus three of the current members of both Synergy and Callisto.

PERFORMANCE GRAPH

        The following performance graph and related information shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

        The following graph compares the performance of Synergy's common stock to the NASDAQ Stock Market (U.S.) and to the NASDAQ Pharmaceutical Index from August 11, 2008 (the first date that shares of Synergy's common stock were publicly traded) through December 31, 2011. The comparison assumes $100 was invested after the market closed on August 11, 2008 in Synergy's common stock and in each of the foregoing indices, and it assumes reinvestment of dividends, if any.

 COMPARISON OF 41 month CUMULATIVE TOTAL RETURN
Among the NASDAQ Stock Market (U.S.),
the NASDAQ Pharmaceutical Index,
and Synergy Pharmaceuticals Inc.

Cumulative Total Return
Assumes Initial Investment of $100
December 31, 2011

EQUITY COMPENSATION INFORMATION

        The following table summarizes information about Synergy's equity compensation plans as of December 31, 2011.

Plan Category	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Options Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Stockholders	5,964,039	$1.77	2,035,961
Equity Compensation Plans Not Approved by Stockholders(1)	5,597,203	$5.67	—

Total	11,561,242		2,035,961

(1)
Consists of warrants issued in conjunction with sales of Synergy common stock as well as for consulting and professional services.

        On March 1, 2010, a majority of Synergy's stockholders acting by written consent approved an amendment to the Plan increasing the number of shares reserved under the Plan to 7,500,000 shares, giving effect to the one for two (1:2) reverse stock split effective on November 30, 2011.

        As of December 31, 2011 there were 5,964,039 stock options outstanding under the 2008 Equity Compensation Incentive Plan, or Plan, and no options outstanding under the 2009 Directors Option Plan, or Directors Plan, with 1,535,961 stock options available for future issuance under the Plan and 500,000 stock options available for future issuance under the Directors Plan.

CHAPTER FOUR—OTHER INFORMATION REGARDING CALLISTO

BUSINESS OF CALLISTO

GENERAL

        Callisto Pharmaceuticals, Inc. (which may be referred to as "Callisto" in this section) was incorporated under the laws of the State of Delaware on June 5, 1996 and was a development stage biopharmaceutical company that until May 9, 2012, focused primarily on the development of drugs to treat gastrointestinal disorders and diseases. Prior to May 9, 2012, Callisto operated as a holding company through two controlled subsidiaries: Synergy and Callisto Research Labs, LLC (100% owned).

        On May 9, 2012, Synergy closed an underwritten public offering of 10 million shares of common stock at an offering price of $4.50 per share, resulting in gross proceeds of $45 million before deducting underwriting discounts, commissions and other estimated offering expenses of approximately $3 million (the "Offering"). As a result Callisto's equity ownership in Synergy decreased to approximately 34% and Callisto's management determined that Callisto no longer had control over the operations and decision making of Synergy. Therefore, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements (the "Deconsolidation").

HISTORY

        In March 2002, Callisto Pharmaceuticals, Inc. ("Old Callisto"), a non-public company, purchased 99.7% of the outstanding common shares of Webtronics, Inc., ("Webtronics") a public company for $400,000. Webtronics was incorporated in Florida on February 2, 2001 and had limited operations at December 31, 2002.

        On April 30, 2003, pursuant to an Agreement and Plan of Merger dated March 10, 2003, as amended April 4, 2003, Synergy Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Synergy and Callisto Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Old Callisto (collectively, the "Merger"). As a result of the Merger, Old Callisto and Synergy became wholly-owned subsidiaries of Webtronics. In connection with the Merger, Webtronics issued 17,318,994 shares of its common stock in exchange for outstanding Old Callisto common stock and an additional 4,395,684 shares in exchange for outstanding Synergy common stock. In May 2003, Old Callisto changed its name to Callisto Research Labs, LLC ("Callisto Research") and Webtronics changed its name to Callisto Pharmaceuticals, Inc. and changed its state of incorporation from Florida to Delaware. Subsequently, 171,818 shares of common stock issued to former Synergy stockholders were returned to Callisto under the terms of certain indemnification agreements.

        On July 14, 2008, Callisto entered into an Exchange Agreement dated July 11, 2008 ("Exchange Agreement"), as amended and effective on July 14, 2008, with Pawfect Foods, Inc. ("Pawfect"), Synergy and other holders of Synergy common stock. According to the terms of the Exchange Agreement, Pawfect acquired 100% of the common stock of Synergy, from Callisto and the other holders of Synergy, in exchange for 22,232,380 shares of Pawfect's common stock representing approximately 70% of Pawfect's outstanding common stock (the "Exchange Transaction"). Callisto received 22,295,000 of the 22,232,380 shares of Pawfect's common stock exchanged for Callisto's ownership of Synergy, representing 68% of Pawfect's outstanding common stock. The remaining 437,380 shares of Pawfect common stock exchanged for ownership of Synergy were issued to certain executive officers of Synergy who received their shares pursuant to a Repurchase Agreement with Synergy dated July 3, 2008 and assumed by Pawfect.

        Pawfect was a development stage company selling pet food products utilizing the internet, with immaterial operations at the date of the Exchange Agreement. On July 14, 2008, Pawfect discontinued its pet food business to focus all resources on continuing the development of drugs to treat GI disorders and diseases acquired in connection with the Exchange Agreement. On July 21, 2008 Pawfect, amended its articles of incorporation, in the state of Florida, to effect the actions necessary to complete the transactions contemplated by the Exchange Agreement and changed its name to Synergy Pharmaceuticals, Inc.

        From inception through September 30, 2012, Callisto has sustained cumulative net losses attributable to common stockholders of $32,489,564. Callisto's losses have resulted primarily from expenditures incurred in connection with research and development activities, application and filing for regulatory approval of proposed products, stock-based compensation expense, patent filing and maintenance expenses, purchase of in-process research and development, outside accounting and legal services and regulatory, scientific and financial consulting fees, as well as deemed dividends attributable to the beneficial conversion rights of convertible preferred stock at issuance. From inception through September 30, 2012, Callisto has not generated any revenue from operations.

GOVERNMENT REGULATION

        In the United States, pharmaceutical products are subject to extensive regulation by the FDA. The Federal Food, Drug, and Cosmetic Act and other federal and state statutes and regulations, govern, among other things, the research, development, testing, manufacture, storage, recordkeeping, approval, labeling, promotion and marketing, distribution, post-approval monitoring and reporting, sampling, and import and export of pharmaceutical products. The FDA has very broad enforcement authority and failure to abide by applicable regulatory requirements can result in administrative or judicial sanctions being imposed on us, including warning letters, refusals of government contracts, clinical holds, civil penalties, injunctions, restitution, disgorgement of profits, recall or seizure of products, total or partial suspension of production or distribution, withdrawal of approval, refusal to approve pending applications, and criminal prosecution.

  FDA Approval Process

        Callisto believes that any product candidates will be regulated by the FDA as drugs. No manufacturer may market a new drug until it has submitted an NDA to the FDA, and the FDA has approved it. The steps required before the FDA may approve an NDA generally include:

  •
  preclinical laboratory tests and animal tests conducted in compliance with FDA's good laboratory practice requirements;

  •
  development, manufacture and testing of active pharmaceutical product and dosage forms suitable for human use in compliance with current good manufacturing practices, or GMP;

  •
  the submission to the FDA of an investigational new drug application, or IND, for human clinical testing, which must become effective before human clinical trials may begin;

  •
  adequate and well-controlled human clinical trials to establish the safety and efficacy of the product for its specific intended use(s);

  •
  the submission to the FDA of a New Drug Application, or NDA; and

  •
  FDA review and approval of the NDA.

        Preclinical tests include laboratory evaluation of the product candidate, as well as animal studies to assess the potential safety and efficacy of the product candidate. The conduct of the pre-clinical tests must comply with federal regulations and requirements including good laboratory practices. Callisto must submit the results of the preclinical tests, together with manufacturing information, analytical data and a proposed clinical trial protocol to the FDA as part of an IND, which must become effective before Callisto may commence human clinical trials. The IND will automatically become effective 30 days after its receipt by the FDA, unless the FDA raises concerns or questions before that time about the conduct of the proposed trials. In such a case, Callisto must work with the FDA to resolve any outstanding concerns before clinical trials can proceed. Callisto cannot be sure that submission of an IND will result in the FDA allowing clinical trials to begin, or that, once begun, issues will not arise that suspend or terminate such trials. The study protocol and informed consent information for patients in clinical trials must also be submitted to an institutional review board for approval. An institutional review board may also require the clinical trial at the site to be halted, either temporarily or permanently, for failure to comply with the institutional review board's requirements or may impose other conditions.

        Clinical trials involve the administration of the product candidate to humans under the supervision of qualified investigators, generally physicians not employed by or under the trial sponsor's control. Clinical trials are typically conducted in three sequential phases, though the phases may overlap or be combined. In Phase 1, the initial introduction of the drug into healthy human subjects, the drug is usually tested for safety (adverse effects), dosage tolerance and pharmacologic action, as well as to understand how the drug is taken up by and distributed within the body. Phase 2 usually involves studies in a limited patient population (individuals with the disease under study) to:

  •
  evaluate preliminarily the efficacy of the drug for specific, targeted conditions;

  •
  determine dosage tolerance and appropriate dosage as well as other important information about how to design larger Phase 3 trials; and

  •
  identify possible adverse effects and safety risks.

        Phase 3 trials generally further evaluate clinical efficacy and test for safety within an expanded patient population. The conduct of the clinical trials is subject to extensive regulation, including compliance with good clinical practice regulations and guidance.

        The FDA may order the temporary or permanent discontinuation of a clinical trial at any time or impose other sanctions if it believes that the clinical trial is not being conducted in accordance with FDA requirements or presents an unacceptable risk to the clinical trial patients. Callisto may also suspend clinical trials at any time on various grounds.

        The results of the preclinical and clinical studies, together with other detailed information, including the manufacture and composition of the product candidate, are submitted to the FDA in the form of an NDA requesting approval to market the drug. FDA approval of the NDA is required before marketing of the product may begin in the U.S. If the NDA contains all pertinent information and data, the FDA will "file" the application and begin review. The FDA may "refuse to file" the NDA if it does not contain all pertinent information and data. In that case, the applicant may resubmit the NDA when it contains the missing information and data. Once the submission is accepted for filing, the FDA begins an in-depth review. The FDA has agreed to certain performance goals in the review of new drug applications. Most such applications for non-priority drug products are reviewed within 10 months. The review process, however, may be extended by FDA requests for additional information, preclinical or clinical studies, clarification regarding information already provided in the submission, or submission of a risk evaluation and mitigation strategy. The FDA may refer an application to an advisory committee for review, evaluation and recommendation as to whether the application should be approved. The FDA is not bound by the recommendations of an advisory committee, but it considers such recommendations carefully when making decisions. Before approving an NDA, the FDA will typically inspect the facilities at which the product candidate is manufactured and will not approve the product candidate unless GMP compliance is satisfactory. FDA also typically inspects facilities responsible for performing animal testing, as well as clinical investigators who participate in clinical trials. The FDA may refuse to approve an NDA if applicable regulatory criteria are not satisfied, or may require additional testing or information. The FDA may also limit the indications for use and/or require post-marketing testing and surveillance to monitor the safety or efficacy of a product. Once granted, product approvals may be withdrawn if compliance with regulatory standards is not maintained or problems are identified following initial marketing.

        The testing and approval process requires substantial time, effort and financial resources, and Callisto's product candidates may not be approved on a timely basis, if at all. The time and expense required to perform the clinical testing necessary to obtain FDA approval for regulated products can frequently exceed the time and expense of the research and development initially required to create the product. The results of preclinical studies and initial clinical trials of Callisto's product candidates are not necessarily predictive of the results from large-scale clinical trials, and clinical trials may be subject to additional costs, delays or modifications due to a number of factors, including difficulty in obtaining enough patients, investigators or product candidate supply. Failure by us to obtain, or any delay in obtaining, regulatory approvals or in complying with requirements could adversely affect the commercialization of product candidates and Callisto's ability to receive product or royalty revenues.

Other Regulatory Requirements

        After approval, drug products are subject to extensive continuing regulation by the FDA, which include company obligations to manufacture products in accordance with Good Manufacturing Practice, or GMP, maintain and provide to the FDA updated safety and efficacy information, report adverse experiences with the product, keep certain records and submit periodic reports, obtain FDA approval of certain manufacturing or labeling changes, and comply with FDA promotion and advertising requirements and restrictions. Failure to meet these obligations can result in various adverse consequences, both voluntary and FDA-imposed, including product recalls, withdrawal of approval, restrictions on marketing, and the imposition of civil fines and criminal penalties against the NDA holder. In addition, later discovery of previously unknown safety or efficacy issues may result in restrictions on the product, manufacturer or NDA holder.

        Callisto and any manufacturers of its products will be required to comply with applicable FDA manufacturing requirements contained in the FDA's GMP regulations. GMP regulations require among other things, quality control and quality assurance as well as the corresponding maintenance of records and documentation. The manufacturing facilities for Callisto's products must meet GMP requirements to the satisfaction of the FDA pursuant to a pre-approval inspection before it can use them to manufacture its products. Callisto and any third-party manufacturers are also subject to periodic inspections of facilities by the FDA and other authorities, including procedures and operations used in the testing and manufacture of its products to assess its compliance with applicable regulations.

        With respect to post-market product advertising and promotion, the FDA imposes a number of complex regulations on entities that advertise and promote pharmaceuticals, which include, among others, standards for direct-to-consumer advertising, promoting drugs for uses or in patient populations that are not described in the drug's approved labeling (known as "off-label use"), industry-sponsored scientific and educational activities, and promotional activities involving the internet. Failure to comply with FDA requirements can have negative consequences, including adverse publicity, enforcement letters from the FDA, mandated corrective advertising or communications with doctors, and civil or criminal penalties. Although physicians may prescribe legally available drugs for off-label uses, manufacturers may not market or promote such off-label uses.

        Changes to some of the conditions established in an approved application, including changes in indications, labeling, or manufacturing processes or facilities, require submission and FDA approval of a new NDA or NDA supplement before the change can be implemented. An NDA supplement for a new indication typically requires clinical data similar to that in the original application, and the FDA uses the same procedures and actions in reviewing NDA supplements as it does in reviewing NDAs.

        Adverse event reporting and submission of periodic reports is required following FDA approval of an NDA. The FDA also may require post-marketing testing, known as Phase 4 testing, risk minimization action plans and surveillance to monitor the effects of an approved product or place conditions on an approval that could restrict the distribution or use of the product.

        Outside the United States, Callisto's ability to market a product will be contingent upon receiving marketing authorization from the appropriate regulatory authorities. The requirements governing marketing authorization, pricing and reimbursement vary widely from jurisdiction to jurisdiction. At present, foreign marketing authorizations are applied for at a national level, although within the European Union registration procedures are available to companies wishing to market a product in more than one European Union member state.

COMPETITION

        The biopharmaceutical industry is characterized by rapidly evolving technology and intense competition.Most have financial, technical and marketing resources significantly greater than Callisto's resources. Academic institutions, governmental agencies and other public and private research organizations are also conducting research activities and seeking patent protection and may commercialize products on their own or through joint ventures. The existence of these potential products or other products or treatments of which we are not aware, or products or treatments that may be developed in the future, may adversely affect Callisto's ability to market the products it may develop.

RESEARCH AND DEVELOPMENT EXPENSES

        Research and development costs include expenditures for an in-house research and development laboratory, salaries and staff costs, application and filing for regulatory approval of proposed products, purchased in-process research and development, regulatory and scientific consulting fees, as well as contract services, including clinical trial related patient costs, drug formulation and tableting, data collection, monitoring, insurance and FDA consultants. Research and development expenses were $13,318,455 for the twelve months ended December 31, 2011, as compared to $9,588,543 and $3,423,515 for the twelve months ended December 31, 2010 and 2009, respectively.

        During the twelve months ended December 31, 2010 Callisto was awarded a New York State Qualified Employer Tax Credit totaling $531,127 and Synergy received a $244,479 Federal credit for Callisto's Qualifying Therapeutic Discovery Project under the Patient Protection and Affordable Care Act of 2010 and earned a $250,000 New York City Biotechnology refundable 2010 tax credit. The total of these research expenditure based incentives $1,025,606 have been recorded as tax credits in the statement of operations.

PATENTS AND PROPRIETARY RIGHTS

        Callisto is able to protect its technology from unauthorized use by third parties only to the extent that it is covered by valid and enforceable patents or is effectively maintained as a trade secret or is protected by confidentiality agreements. Accordingly, patents or other proprietary rights are an essential element of Callisto's business.

        Patents extend for varying periods according to the date of patent filing or grant and the legal term of patents in the various countries where patent protection is obtained. The actual protection afforded by a patent, which can vary from country to country, depends on the type of patent, the scope of its coverage and the availability of legal remedies in the country.

        While trade secret protection is an essential element of Callisto's business and Callisto has taken security measures to protect its proprietary information and trade secrets, Callisto cannot give assurance that its unpatented proprietary technology will afford it significant commercial protection. Callisto seeks to protect its trade secrets by entering into confidentiality agreements with third parties, employees and consultants. Callisto's employees and consultants also sign agreements requiring that they assign to Callisto their interests in intellectual property arising from their work for Callisto. All employees sign an agreement not to engage in any conflicting employment or activity during their employment with Callisto and not to disclose or misuse Callisto's confidential information. However, it is possible that these agreements may be breached or invalidated, and if so, there may not be an adequate corrective remedy available. Accordingly, Callisto cannot ensure that employees, consultants or third parties will not breach the confidentiality provisions in Callisto's contracts, infringe or misappropriate Callisto's trade secrets and other proprietary rights or that measures we are taking to protect Callisto's proprietary rights will be adequate.

        In the future, third parties may file claims asserting that Callisto's technologies or products infringe on their intellectual property. Callisto cannot predict whether third parties will assert such claims against us or against the licensors of technology licensed to Callisto, or whether those claims will harm Callisto's business. If Callisto is forced to defend itself against such claims, whether they are with or without merit and whether they are resolved in favor of, or against, Callisto's licensors or Callisto, Callisto may face costly litigation and the diversion of management's attention and resources. As a result of such disputes, Callisto may have to develop costly non-infringing technology or enter into licensing agreements. These agreements, if necessary, may be unavailable on terms acceptable to Callisto, or at all.

ATIPRIMOD

        On August 28, 2002, and as amended on May 23, 2003, Callisto entered into a worldwide license agreement (the "Original License") with AnorMED Inc. ("AnorMED") to research, develop, sell and commercially exploit the Atiprimod patent rights. The Original License provided for aggregate milestone payments of up to $14 million based upon achieving certain regulatory submissions and approvals for an initial indication, and additional payments of up to $16 million for each additional indication based on achieving certain regulatory submissions and approvals. Commencing on January 1, 2004 and on January 1 of each subsequent year Synergy was obligated to pay AnorMED a maintenance fee of $200,000 until the first commercial sale of the product. These annual maintenance fee payments under the Original License were made in January 2004, 2005, 2006 and 2007 and recorded as research and development expense.

        On December 31, 2007, Callisto entered into an Amended and Restated License Agreement with AnorMED Corporation ("AnorMED"), a wholly-owned subsidiary of Genzyme Corporation ("Genzyme"), pursuant to which the parties amended the Original License agreement for Atiprimod to eliminate all future maintenance fees and milestone payments and reduce future royalties. In return for the reduced future payments to Genzyme, Callisto agreed to pay upfront fees which were recorded as a liability and expensed on December 31, 2007. As of December 18, 2008, $650,000 of these upfront fees remained due and payable.

        On December 19, 2008, Callisto entered into a Technology Assignment Agreement (the "Agreement") with AnorMED pursuant to which AnorMED transferred and assigned to Callisto all of AnorMED's right, title and interest in and to all patents and patent applications with respect to Atiprimod in addition to all trade secrets, technical reports and data concerning Atiprimod and any analogs or derivatives in return for a cash payment of $650,000, which payment settled the upfront fees owed from December 31, 2007 Amended and Restated License Agreement. In addition the Agreement specified that the Amended and Restated License Agreement between Callisto and AnorMED dated December 31, 2007, with respect to which AnorMED licensed to Callisto certain patent rights and technology related to Atiprimod, was terminated with no additional amounts due.

        Since January 27, 2009, Callisto no longer actively pursued the in-house development of Atiprimod and out-licensing opportunities for further development of this drug have not materialized as of December 31, 2011.

L-ANNAMYCIN

        On August 12, 2004 Callisto entered into a worldwide exclusive license agreement with The University of Texas M.D. Anderson Cancer Center to develop and commercially exploit the L-Annamycin patent rights. L-Annamycin, an anthracycline drug for leukemia therapy, has a novel therapeutic profile, including activity against drug resistant tumors and significantly reduced toxicity.

        On December 31, 2008, Callisto suspended any further development work on L-Annamycin. On June 13, 2011 Callisto was notified by the University of Texas M.D. Anderson Cancer Center that Callisto's August 12, 2004 license agreement had been terminated.

DEGRASYNS

        On January 10, 2006, Callisto entered into a license agreement with the University of Texas M.D. Anderson Cancer Center whereby it was granted the exclusive right to manufacture, have manufactured, use, import, offer to sell and/or sell anti-cancer compounds called tyrphostins (renamed Degrasyns). Degrasyns are a second-generation class of tyrphostins developed by scientists at the University of Texas M.D. Anderson Cancer Center that have a novel anti-cancer mechanism-of-action that centers on their ability to selectively degrade key proteins that are involved in tumor cell proliferation and survival. The intention was to work with key scientists at the University of Texas M.D. Anderson Cancer Center to bring forward a pre-clinical candidate for development in the clinic. All in-house work on this program was discontinued as of December 31, 2008.

LICENSE AGREEMENTS

        On January 10, 2006, Callisto entered into a Patent and Technology License Agreement with The University of Texas M.D. Anderson Cancer Center. Pursuant to the license agreement, Callisto was granted the exclusive right to manufacture, have manufactured, use, import, offer to sell and/or sell anti-cancer compounds called tyrphostins (renamed Degrasyns). Callisto paid a nonrefundable license fee of $200,000 upon execution of this agreement and Callisto was obligated to pay annual license maintenance fees to The University of Texas M.D. Anderson Cancer Center. Callisto was also obligated under this agreement to pay for legal fees and expenses associated with establishing and protecting the patent rights worldwide.

        Callisto also agreed to pay The University of Texas M.D. Anderson Cancer Center royalties based on net sales from any licensed products, plus aggregate milestone payments of up to $1,750,000 based upon achieving certain regulatory submissions and approvals. The term of the agreement was from January 10, 2006 until the end of the term for which the patent rights associated with the licensed technology have expired. If the first pending patent was issued, the agreement was projected to expire in 2024. In addition, at any time after January 10, 2008, The University of Texas M.D. Anderson Cancer Center had the right to terminate the license if Callisto failed to provide evidence within 90 days of written notice that Callisto had commercialized or was actively and effectively attempting to commercialize the licensed technology. All in-house work on this program was discontinued as of December 31, 2008, effectively terminating this license.

        On August 12, 2004, Callisto entered into a world-wide license agreement with The University of Texas M.D. Anderson Cancer Center to research, develop, sell and commercially exploit the patent rights for L-Annamycin. Consideration paid for this license amounted to $31,497 for reimbursement of out-of-pocket costs for filing, enforcing and maintaining the L-Annamycin patent rights and a $100,000 initial license fee. Callisto also agreed to pay The University of Texas M. D. Anderson Cancer Center

royalties based on net sales from any licensed products, plus aggregate milestone payments of up to $750,000 based upon achieving certain regulatory submissions and approvals. The term of the agreement was from August 12, 2004 until November 2, 2019. Under the terms of the license agreement, Callisto was required to make certain good faith expenditures towards the clinical development of at least one licensed product within the two year period after March 2005. In addition, at any time after August 12, 2009, The University of Texas M.D. Anderson Cancer Center had the right to terminate the license if Callisto failed to provide evidence within 90 days of written notice that Callisto has commercialized or Callisto was actively and effectively attempting to commercialize L-Annamycin. On June 23, 2011, this Patent and Technology License Agreement with The University of MD Anderson Cancer Center was terminated.

        On August 28, 2002, and as amended on May 23, 2003, Callisto entered into a worldwide license agreement (the "Original License") with AnorMED Inc. ("AnorMED") to research, develop, sell and commercially exploit the Atiprimod (SKF 106615) patent rights. The Original License provided for aggregate milestone payments of up to $14 million based upon achieving certain regulatory submissions and approvals for an initial indication, and additional payments of up to $16 million for each additional indication based on achieving certain regulatory submissions and approvals. Commencing on January 1, 2004 and on January 1 of each subsequent year Callisto was obligated to pay AnorMED a maintenance fee of $200,000 until the first commercial sale of the product. These annual maintenance fee payments under the Original License were made in January 2004, 2005, 2006 and 2007 and recorded as research and development expense.

        On December 31, 2007, Callisto entered into an Amended and Restated License Agreement with AnorMED Corporation ("AnorMED"), a wholly-owned subsidiary of Genzyme Corporation ("Genzyme"), pursuant to which the parties amended the Original License agreement for Atiprimod to eliminate all future maintenance fees and milestone payments and reduce future royalties to single digits. In return for the reduced future payments to Genzyme, Callisto agreed to pay upfront fees which were recorded as a liability and expensed on December 31, 2007. As of December 18, 2008 $650,000 of these upfront fees remained due and payable. On December 19, 2008, Callisto entered into a Technology Assignment Agreement (the "Agreement") with AnorMED pursuant to which AnorMED transferred and assigned to us all of AnorMED's right, title and interest in and to all patents and patent applications with respect to Atiprimod in addition to all trade secrets, technical reports and data concerning Atiprimod and any analogs or derivatives in return for a cash payment of $650,000, which payment settled the upfront fees owed from the December 31, 2007 Amended and Restated License Agreement. In addition the Agreement specified that the Amended and Restated License Agreement between us and AnorMED dated December 31, 2007, with respect to which AnorMED licensed to us certain patent rights and technology related to Atiprimod, was terminated with no additional payments due.

EMPLOYEES

        As of November 29, 2012, Callisto had no full-time or part-time employees.

PROPERTIES

        Callisto's corporate headquarters is located at 420 Lexington Avenue, New York, New York 10170 under a space sharing arrangement with Synergy. On August 28, 2012, Synergy entered into a Lease Modification , Substitution of Space and Extension Agreement with SL Green Graybar Associates. Under the new lease, Synergy will be moving, with Callisto, its corporate headquarters and clinical development offices into approximately 6,700 square feet on the 20th floor of 420 Lexington Avenue in New York, New York. Previously Synergy leased approximately 4,200 square feet in Suite 1609 at 420 Lexington Avenue. The new lease has a monthly rate of approximately $32,000 and expires on March 31, 2019. Synergy and Callisto expect to move on or about January 15, 2013.

 LEGAL PROCEEDINGS

        On August 9, 2012, a stockholder class action complaint was filed in the Supreme Court for the State of New York, captioned Shona Investments v. Callisto Pharmaceuticals, Inc., et al., Civil Action No. 652783/2012. The complaint names as defendants, Callisto, each member of the Board of Callisto (the "Individual Defendants") and Synergy. The complaint generally alleges that the Individual Defendants breached their fiduciary duties and that Synergy aided and abetted the purported breaches of such fiduciary duties. The relief sought includes, among other things, an injunction prohibiting consummation of the proposed transaction, rescission (to the extent the proposed transaction has already been consummated) and the payment of plaintiffs' attorneys' fees and costs. Callisto and Synergy believe the plaintiffs' allegations lack merit and will contest them. An amended class action complaint was filed in the Supreme Court for the State of New York on November 21, 2012.

        On August 31, 2012, a stockholder class action complaint was filed in the Court of Chancery of the State of Delaware, captioned Gary Wagner v. Gary S. Jacob, Inc., et al., Case No. 7820-VCP. The complaint names as defendants, Callisto, the Individual Defendants and Synergy. The complaint generally alleges that the Individual Defendants breached their fiduciary duties and that Synergy aided and abetted the purported breaches of such fiduciary duties. The relief sought includes, among other things, an injunction prohibiting consummation of the proposed transaction, rescission (to the extent the proposed transaction has already been consummated) and the payment of plaintiffs' attorneys' fees and costs. Callisto and Synergy believe the plaintiffs' allegations lack merit and will contest them.

        There can be no assurance as to the outcome of these proceedings.

        Callisto is not a party to any other pending legal proceedings.

MANAGEMENT AND BOARD OF DIRECTORS

        The following table sets forth certain information regarding the directors and executive officers of Callisto as of November 29, 2012:

Name	Age	Position
Gabriele M Cerrone	40	Chairman of the Board
Gary S. Jacob	65	Chief Executive Officer, Chief Scientific Officer and Director
Bernard F. Denoyer	65	Senior Vice President, Finance and Secretary
John P. Brancaccio	65	Director
Randall Johnson	65	Director

        Gabriele M. Cerrone has served as Callisto's Chairman of the Board of Directors since May 2003 and a consultant since January 2005. From March 1999 to January 2005 Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. In May 2001, Mr. Cerrone led the restructuring of SIGA Technologies, Inc., a biotechnology company, and served on its board of directors from May 2001 to May 2003. Mr. Cerrone co-founded Trovagene, Inc. (formerly Xenomics, Inc.), a diagnostics company, and served as Co-Chairman from July 2005 until November 2006. Mr. Cerrone also co-founded FermaVir Pharmaceuticals, Inc., a biotechnology company, and served as Chairman from August 2005 to September 2007, when the company was acquired by Inhibitex, Inc., a biotechnology company. Mr. Cerrone served as a director of Inhibitex, Inc. from September 2007 until February 2012 when it was acquired by Bristol-Myers Squibb Company. Mr. Cerrone currently serves as a director of Trovagene, Inc. In addition, Mr. Cerrone is Chairman and a consultant to Synergy. Mr. Cerrone is the director of Panetta Partners Ltd., a private investor in both public and private venture capital in the life sciences and technology arena as well as real estate. Mr. Cerrone's experience in finance and investment banking allows him to contribute broad financial and strategic planning expertise and led to the Board's conclusion that he should serve as a director of Callisto.

        Gary S. Jacob, Ph.D. has served as Callisto's Chief Executive Officer as well as Chief Scientific Officer since May 2003 and a Director since October 2004. Dr. Jacob has also served as President, Chief Executive Officer and a Director of Synergy since July 2008, Chairman of Synergy-DE from October 2003 until July 2008 and Chief Scientific Officer of Synergy DE from 1999 to 2003. Dr. Jacob is also a director of Trovagene, Inc. (formerly Xenomics, Inc.), a diagnostics company. Dr. Jacob served as Chief Scientific Officer of Synergy DE from 1999 to 2003. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England. Dr. Jacob's broad management expertise in the pharmaceutical and biotechnology industries provides relevant experience in a number of strategic and operational areas and led to the Board's conclusion that he should serve as a director of Callisto.

        Bernard F. Denoyer has served as Callisto's Senior Vice President, Finance since December 2007 and from January 2004 to November 2007 served as Callisto's Vice President, Finance and Secretary. Since July 2008 Mr. Denoyer has also served as Senior Vice President, Finance and Secretary of Synergy. From October 2000 to December 2003, Mr. Denoyer was an independent consultant providing interim CFO and other services to emerging technology companies, including Callisto and certain portfolio companies of Marsh & McLennan Capital, LLC. From October 1994 until September 2000, Mr. Denoyer served as Chief Financial Officer and Senior Vice President at META Group, Inc., a public information technology research company, where he was instrumental in their 1995 IPO. From 1990 to 1993 he served as Vice President Finance of Environetics, Inc., a pharmaceutical water diagnostic test business, acquired by IDEXX Laboratories, Inc.

        John P. Brancaccio, a retired CPA, has served as a director of Callisto since April 2004. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Alfacell Corporation as well as a director of Trovagene, Inc. (formerly Xenomics, Inc.) and Synergy. Mr. Brancaccio's chief financial officer experience provides him with valuable financial and accounting expertise which the Board believes qualifies him to serve as a director of Callisto.

        Randall Johnson, Ph.D. has served as a director of Callisto since February 2005. Since February 2002, Dr. Johnson has been serving as a consultant to various venture capital, biotechnology and pharmaceutical companies focusing on oncology. From October 1982 to February 2002, Dr. Johnson served in a number of capacities at GlaxoSmithKline PLC/SmithKline Beecham Pharmaceuticals, most recently as a Group Director in the Department of Oncology Research. Dr. Johnson's experience in drug development qualifies him to serve as a director of Callisto.

COMPENSATION OF DIRECTORS

        Under the 2005 Directors' Stock Option Plan, upon election to the Board, each non-employee and non-consultant director of Callisto receives a grant of 45,000 stock options vesting over three years and having an exercise price equal to the fair market value of the common stock on the date of grant. Upon re-election to the Board, each of Callisto's non-employee and non-consultant directors receive an annual grant of 6,000 options vesting over three years having an exercise price equal to the fair market value of the common stock on the date of grant. In addition, non-employee and non-consultant directors will receive an annual grant of options with an exercise price equal to the fair market value of the common stock on the date of grant for serving on Board committees which will vest in one year. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive 5,000, 3,500 and 2,000 stock options, respectively, and members of such committees receive 3,000, 2,000 and 1,000 stock options, respectively.

        Non-employee and non-consultant directors also receive an annual cash fee of $15,000 as well as cash compensation for serving on board committees. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive $10,000, $7,000 and $4,000, respectively, and members of such committees receive $6,000, $4,000 and $2,500, respectively.

AUDIT COMMITTEE

        The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing Callisto's financial reporting and accounting policies, including any significant changes, with management and the independent auditors.

        The Audit Committee currently consists of John Brancaccio, chairman of the Audit Committee, and Randall Johnson. Callisto's board of directors has determined that each of Mr. Johnson and Mr. Brancaccio is "independent" as that term is defined under applicable SEC rules and under the current listing standards of NASDAQ. Mr. Brancaccio is Callisto's audit committee financial expert. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. A copy of this charter is available at Callisto's web site www.callistopharma.com.

COMPENSATION COMMITTEE

        The Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of Callisto; assuring that the executive officers are compensated effectively in a manner consistent with Callisto's stated compensation strategy; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of Callisto's incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to Callisto's directors and executive officers.

        The Compensation Committee currently consists of Randall Johnson, chairman of the Compensation Committee and John Brancaccio. The Board of Directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. A copy of this charter is available at Callisto's web site www.callistopharma.com.

Compensation Committee Interlocks and Insider Participation

        None of the members of Callisto's compensation committee is an officer or employee of Callisto. None of Callisto's executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on Callisto's board of directors or compensation committee, except for Gabriele M. Cerrone and Gary S. Jacob.

CORPORATE GOVERNANCE/NOMINATING COMMITTEE

        The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

        The Corporate Governance/Nominating Committee currently consists of John Brancaccio, Chairman of the Corporate Governance/Nominating Committee. The Board of Directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. A copy of this charter is available at Callisto's web site www.callistopharma.com.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires Callisto's officers and directors, and persons who own more than ten percent of a registered class of Callisto's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms received, Callisto believes that during 2011, all filing requirements applicable to Callisto's officers, directors and greater than ten percent beneficial owners were complied with.

CODE OF BUSINESS CONDUCT AND ETHICS

        Callisto has adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. A copy of this Code of Business Conduct and Ethics is posted on Callisto's website at www.callistopharma.com.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table provides certain summary information concerning compensation awarded to, earned by or paid to Callisto's Chief Executive Officer, Principal Financial Officer and two other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal year 2011.

        Callisto's below named executive officers hold identical positions with Synergy. These executive officers are paid by Synergy and a portion of their salaries is allocated to Callisto. The compensation below represents the total compensation paid to each executive on a consolidated basis during the fiscal year ended December 31, 2011. During the fiscal year ended December 31, 2011, Callisto's share of compensation for each of Gabrielle Cerrone, Gary S. Jacob and Bernard F. Denoyer, was approximately 2%, 1% and 8%, respectively, of the aggregate amount paid.

Name & Principal Position	Year	Salary	Bonus		Option Awards(1)		Total
Gabriele M. Cerrone(2)	2011	319,043	340,648		1,244,126		1,903,817
Chairman of the Board	2010	309,750	1,397,762	(3)	11,787,403	(4)	13,494,915
	2009	278,521	150,000		—		428,521
Gary S. Jacob	2011	324,450	346,421		1,244,126		1,914,997
Chief Executive Officer	2010	315,000	189,000		11,787,403	(4)	12,291,403
and Chief Scientific Officer	2009	285,000	150,000		—		435,000
Bernard F. Denoyer	2011	200,850	54,508		—		255,358
Senior Vice President,	2010	195,000	—		329,667	(4)	524,667
Finance and Principal Financial Officer	2009	176,249	—		—		176,249

(1)
Amounts represent Callisto and Synergy aggregate grant date fair value in accordance with FASB ASC Topic 718.

(2)
Mr. Cerrone is being paid pursuant to a consulting agreement with Synergy.

(3)
$1,211,912 of such amount represents an accrued realization bonus. Mr. Cerrone had agreed with Synergy to defer payment of his bonus until the earlier of (i) March 31, 2012, (ii) the completion of a financing transaction yielding gross proceeds of $30 million on a cumulative basis subsequent to October 6, 2010 or (iii) the tenth business day after termination of the consulting agreement without cause or good reason (including a termination following a "change of control" transaction as that term is defined in his consulting agreement). In consideration of Mr. Cerrone agreeing to permit us to defer payment of his bonus we agreed to indemnify him from any liability for taxes or penalties that he may incur pursuant to Section 409A of the Internal Revenue Code and comparable state income tax laws. This bonus was paid in full during the year ended December 31, 2011.

(4)
Substantially all of the options underlying these amounts vest and are exercisable at $0.70 per share upon a change of control of Synergy.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable Callisto stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2011.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Gary S. Jacob	130,000	260,000		$0.26	130,000 on January 25, 2012,
					130,000 on January 25, 2013
	500,000	—		1.50	June 13, 2013
	112,500	162,500	(1)	3.00	June 29, 2014
	200,000	—		1.01	July 6, 2015
	50,000	—		1.64	March 17, 2016
	75,000	—		0.81	February 16, 2017
Bernard F. Denoyer	25,000	50,000		0.26	25,000 on January 25, 2012,
					25,000 on January 25, 2013
	100,000	—		3.60	January 15, 2014
	50,000	—		1.38	July 29, 2015
	100,000	—		0.66	April 12, 2017
Gabriele M Cerrone	130,000	260,000		0.26	130,000 on January 25, 2012,
					130,000 on January 25, 2013
	333,055	—		1.30	April 22, 2013
	75,000	—		1.50	June 13, 2013
	100,000	—		3.20	April 26, 2014
	375,000	—		1.70	January 10, 2015
	225,000	—		0.96	January 25, 2017

(1)
The remaining 162,500 options vest upon certain drug development or licensing benchmarks.

DIRECTOR COMPENSATION

        The following table sets forth summary information concerning the total compensation earned by Callisto's non-employee directors in 2011 for services to Callisto.

Name	Fees Earned or Paid In Cash
John P. Brancaccio(1)	$31,500
Randall Johnson(2)	$28,000
Riccardo Dalla-Favera(3)	$3,750

(1)
Stock options for the purchase of an aggregate of 176,123 Callisto shares were outstanding as of December 31, 2011, of which 168,123 were exercisable

(2)
Stock options for the purchase of an aggregate of 153,000 Callisto shares were outstanding as of December 31, 2011, of which 145,000 were exercisable

(3)
Stock options for the purchase of an aggregate of 101,000 Callisto shares were outstanding as of December 31, 2011, of which 101,000 were exercisable. Dr. Della-Favera resigned his director position effective April 15, 2011.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

        None.

STOCK OPTION PLANS

        Callisto relies on incentive compensation in the form of stock options to retain and motivate directors, executive officers, employees and consultants. Incentive compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers, employees and consultants, to encourage them to remain with us and to enable them to develop and maintain an ownership position in Callisto's common stock.

Callisto Pharmaceuticals, Inc. Stock Option Plans

        In 1996, Callisto adopted the 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") for employees, consultants and outside directors to purchase up to 2,000,000 shares of common stock. This Plan was amended in December 2002 to increase the number of shares authorized under the Plan to 10,000,000. The option term for the 3,113,817 options outstanding as of December 31, 2011 under the Plan is ten years from date of grant. The Plan terminated on January 1, 2006 under its original terms and no further options will be granted under the Plan.

        On October 20, 2005, Callisto's stockholders approved the 2005 Equity Compensation Incentive Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Equity Plan is 5,000,000. The option term for options granted under the 2005 Equity Plan is ten years from date of grant and there were 2,770,000 options available for future grants as of December 31, 2011.

        On October 20, 2005, Callisto's stockholders approved Callisto's 2005 Directors' Stock Option Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Directors' Plan is 1,000,000. The option term for options granted under the 2005 Directors' Plan is ten years from date of grant and there are 833,000 option shares available for future grants as of December 31, 2011.

        Callisto's 2005 Equity Compensation Incentive Plan authorizes the grant of stock options to directors (excluding outside directors), eligible employees, including executive officers and consultants. The value realizable from exercisable options is dependent upon the extent to which Callisto's performance is reflected in the value of Callisto common stock at any particular point in time. Equity compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers and other employees. Callisto approves the granting of options in order to motivate these employees to maximize stockholder value. Generally, vesting for options granted under the stock option plan is determined at the time of grant, and options expire after a 10-year period. Options are generally granted at an exercise price not less than the fair market value at the date of grant. As a result of this policy, directors, executives, employees and consultants are rewarded economically only to the extent that the stockholders also benefit through appreciation in the market. Options granted to employees are based on such factors as individual initiative, achievement and performance. In administering grants to executives, the Compensation Committee of the Board of Directors of Callisto evaluates each executive's total equity compensation package. The compensation committee generally reviews the option holdings of each of the executive officers, including vesting and exercise price and the then current value of such unvested options. Callisto considers equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of Callisto's stockholders.

        The options Callisto grants under the 2005 Equity Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. None of Callisto's stock option plans are qualified deferred compensation plans under Section 401(a) of the Code, and are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CALLISTO

        The following discussion should be read in conjunction with Callisto's consolidated financial statements and other financial information appearing elsewhere in the Annual Report on Form 10-K attached hereto as Annex H and the Quarterly Report on Form 10-Q attached hereto as Annex I.

 HISTORY

        In March 2002, Callisto Pharmaceuticals, Inc. ("Old Callisto"), a non-public company, purchased 99.7% of the outstanding common shares of Webtronics, Inc., ("Webtronics") a public company for $400,000. Webtronics was incorporated in Florida on February 2, 2001 and had limited operations at December 31, 2002.

        On April 30, 2003, pursuant to an Agreement and Plan of Merger dated March 10, 2003, as amended April 4, 2003, Synergy Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Synergy Pharmaceuticals, Inc. ("Synergy-DE") and Callisto Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Old Callisto (collectively, the "Merger"). As a result of the Merger, Old Callisto and Synergy-DE became wholly-owned subsidiaries of Webtronics. In connection with the Merger, Webtronics issued 17,318,994 shares of its common stock in exchange for outstanding Old Callisto common stock and an additional 4,395,684 shares in exchange for outstanding Synergy-DE common stock. In May 2003, Old Callisto changed its name to Callisto Research Labs, LLC ("Callisto Research") and Webtronics changed its name to Callisto Pharmaceuticals, Inc. and changed its state of incorporation from Florida to Delaware. Subsequently, 171,818 shares of common stock issued to former Synergy-DE stockholders were returned to us under the terms of certain indemnification agreements.

        On July 14, 2008, Callisto entered into an Exchange Agreement dated July 11, 2008 ("Exchange Agreement"), as amended and effective on July 14, 2008, with Pawfect Foods, Inc. ("Pawfect"), Synergy and other holders of Synergy common stock. According to the terms of the Exchange Agreement, Pawfect acquired 100% of the common stock of Synergy, from Callisto and the other holders of

Synergy, in exchange for 45,464,760 shares of Pawfect's common stock representing approximately 70% of Pawfect's outstanding common stock (the "Exchange Transaction"). Callisto received 44,590,000 of the 45,464,760 shares of Pawfect's common stock exchanged for its ownership of Synergy, representing 68% of Pawfect's outstanding common stock. The remaining 874,760 shares of Pawfect common stock exchanged for ownership of Synergy were issued to certain executive officers of Synergy who received their shares pursuant to a Repurchase Agreement with Synergy dated July 3, 2008 and assumed by Pawfect.

        Pawfect was a development stage company selling pet food products utilizing the internet, with immaterial operations at the date of the Exchange Agreement. On July 14, 2008, Pawfect discontinued its pet food business to focus all resources on continuing the development of drugs to treat GI disorders and diseases acquired in connection with the Exchange Agreement. On July 21, 2008 Pawfect, amended its articles of incorporation, in the state of Florida, to effect the actions necessary to complete the transactions contemplated by the Exchange Agreement and changed its name to Synergy Pharmaceuticals, Inc.

        On May 9, 2012, Callisto's controlled subsidiary, Synergy, closed an underwritten public offering of 10 million shares of common stock at an offering price of $4.50 per share, resulting in gross proceeds of $45 million before deducting underwriting discounts, commissions and other estimated offering expenses of approximately $3 million. As a result Callisto's equity ownership decreased to approximately 34% of Synergy and Callisto determined that it no longer had control over the operations and decision making of Synergy. Therefore, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements. For the quarter ended June 30, 2012, the gain attributed to the deconsolidation was $120,393,000. As of the date of deconsolidation, May 9, 2012, Callisto began accounting for its investment in Synergy under the equity method and accordingly recognized its share of Synergy losses in the amount of $5,750,997 for the period from May 9, 2012 through September 30, 2012. As of September 30, 2012, Callisto's investment in Synergy was $114,453,453.

        From inception through September 30, 2012, Callisto has sustained cumulative net losses attributable to common stockholders of $32,489,564. Callisto's losses have resulted primarily from expenditures incurred in connection with research and development activities related to the application and filing for regulatory approval of proposed products, stock-based compensation expense, patent filing and maintenance expenses, purchase of in-process research and development, outside accounting and legal services and regulatory, scientific and financial consulting fees, as well as deemed dividends attributable to the beneficial conversion rights of convertible preferred stock at issuance. From inception through September 30, 2012, Callisto has not generated any revenue from operations, expect to incur additional losses to perform further research and development activities and do not currently have any commercial biopharmaceutical products, and do not expect to have such for several years, if at all.

CRITICAL ACCOUNTING POLICIES

        Financial Reporting Release No. 60 requires all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements. Callisto's accounting policies are described in Item 8. Financial Statements—Note 3 Summary of Significant Accounting Policies and New Accounting Pronouncements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. We believe that the following discussion represents Callisto's critical accounting policies.

 RESEARCH AND DEVELOPMENT

        Callisto does not currently have any commercial biopharmaceutical products, and does not expect to have such for several years, if at all and therefore Callisto's research and development costs are expensed as incurred. These include expenditures in connection with an in-house research and development laboratory, salaries and staff costs, application and filing for regulatory approval of Callisto's proposed products, purchase of in-process research and development, regulatory and scientific consulting fees and contract research payments to outside suppliers, facilities and universities. While certain of Callisto's research and development costs may have future benefits, Callisto's policy of expensing all research and development expenditures is predicated on the fact that Callisto has no history of successful commercialization of biopharmaceutical products to base any estimate of the number of future periods that would be benefited.

        In June 2007, the EITF of the FASB reached a consensus on ASC Topic 730, Research and Development ("ASC Topic 730"). This guidance requires that non-refundable advance payments for goods or services that will be used or rendered for future research and development activities should be deferred and capitalized. As the related goods are delivered or the services are performed, or when the goods or services are no longer expected to be provided, the deferred amounts are recognized as an expense. We adopted ASC Topic 730 on January 1, 2008 and the adoption did not have a material effect on Callisto's consolidated financial position, results of operations or cash flows. As of December 31, 2011 and 2010 we had $577,745 and $683,182, respectively, of such deferred amounts, which are included in prepaid and other current assets on the Company's consolidated balance sheets.

STOCK-BASED COMPENSATION

        Callisto relies heavily on incentive compensation in the form of stock options to recruit, retain and motivate directors, executive officers, employees and consultants. Incentive compensation in the form of stock options is designed to provide long-term incentives, develop and maintain an ownership stake and conserve cash during Callisto's development stage. Since inception through December 31, 2011 stock-based compensation expense has totaled $21,598,154 or 16% of Callisto's total deficit accumulated during development stage of $142,366,313.

        ASC Topic 718 Compensation—Stock Compensation ("ASC 718) requires companies to measure the cost of employee services received in exchange for the award of equity instruments based on the estimated fair value of the award at the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award.

        Upon adoption of ASC 718 Callisto selected the Black-Scholes option pricing model as the most appropriate model for determining the estimated fair value for stock-based awards. Use of a valuation model requires management to make certain assumptions with respect to selected model inputs. Expected volatility was calculated based on Callisto's historical volatility. The expected term was determined based on the simplified method provided in ASC 718. The risk-free interest rate is based on observed interest rate appropriate for the expected term of Callisto's stock options. Forfeitures are estimated, based on Callisto's historical experience, at the time of grant.

Fair value of financial instruments

        Callisto has adopted FASB ASC 820 Fair Value Measurements and Disclosures ("ASC 820") for financial assets and liabilities that are required to be measured at fair value, and non-financial assets and liabilities that are not required to be measured at fair value on a recurring basis. The carrying value of cash and cash equivalents, accounts payable and accrued expenses approximates fair value due to the relatively short maturity of these instruments.

        ASC 820 provides that the measurement of fair value requires the use of techniques based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect Callisto's market assumptions. The inputs create the following fair value hierarchy:

  •
  Level 1—Quoted prices for identical instruments in active markets.

  •
  Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations where inputs are observable or where significant value drivers are observable.

  •
  Level 3—Instruments where significant value drivers are unobservable to third parties.

Warrants

        Callisto has issued common stock warrants in connection with the execution of certain equity financings. Such warrants are classified as derivative liabilities under the provisions of FASB ASC 815 Derivatives and Hedging ("ASC 815"), are recorded at their fair market value as of each reporting period. Changes in fair value of derivative liabilities are recorded in the consolidated statement of operations.

        The fair value of warrants deemed to be derivative instruments is determined using the Black-Scholes or Binomial option-pricing models using varying assumptions regarding volatility of Callisto's common share price, remaining life of the warrant, and risk-free interest rates at each period end. Callisto thus uses model-derived valuations where significant value drivers are unobservable to third parties to determine the fair value and accordingly classify such warrants in Level 3 per ASC 820. At December 31, 2011 and 2010 the fair value of such warrants was $3,325,114 and $3,487,959, respectively, which we classified as a long term derivative liability on Callisto's balance sheets.

        As of December 31, 2011 and 2010 Callisto did not hold any Level 1 or Level 2 securities.

FINANCIAL OPERATIONS OVERVIEW

        From inception through September 30, 2012, Callisto had sustained cumulative net losses attributable to common stockholders of $32,489,564. Callisto's losses have resulted primarily from expenditures incurred in connection with Synergy's research and development activities related to the application and filing for regulatory approval of proposed products, stock-based compensation expense, patent filing and maintenance expenses, purchase of in-process research and development, outside accounting and legal services and regulatory, scientific and financial consulting fees, as well as deemed dividends attributable to the beneficial conversion rights of convertible preferred stock at issuance. From inception through September 30, 2012, Callisto has not generated any revenue from operations, expects to incur additional losses to perform further research and development activities, does not currently have any commercial biopharmaceutical products, and does not expect to have such for several years, if at all.

        Net cash used in operating activities was $13,244,841 during the nine months ended September 30, 2012 as compared to $9,589,564 for the nine months ended September 30, 2011 and $104,732,340 during the period from June 5, 1996 (inception) to September 30, 2012. During the three months and nine months ended September 30, 2012 Callisto incurred net loss attributable to common stockholders of $3,891,805, net income of $109,876,750, respectively, and a net loss of $32,489,564 during the period from June 5, 1996 (inception) to September 30, 2012.

        To date, Callisto's sources of cash have been primarily limited to the sale of equity securities and issuance of debt instruments. Net cash provided by financing activities for the nine months ended September 30, 2011 and for the period from June 5, 1996 (inception) to September 30, 2012, was $7,948,055 and $104,822,743 respectively. There was no cash provided by Callisto's financing activities during the nine months ended September 30, 2012.

 RESULTS OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2012 AND SEPTEMBER 30, 2011

        Callisto had no revenues during the three months ended September 30, 2012 and 2011 because it does not have any commercial biopharmaceutical products and it does not expect to have such products for several years, if at all.

        Callisto incurred no research and development expenses for the three months ended September 30, 2012 as compared to $3,882,802 for the three months ended September 30, 2011. This decrease was the result of the Synergy deconsolidation, effective May 9, 2012. During the three months ended September 30, 2011, Callisto incurred no research and development expenses other than those attributable to Synergy.

        General and administrative expenses decreased $870,944 or 67%, to $418,001 for the three months ended September 30, 2012 from $1,288,945 for the three months ended September 30, 2011. This decrease was the result of the Synergy deconsolidation, effective May 9 , 2012. The difference of $870,944 represented Synergy related 2011 expense, not included during the three months ended September 30, 2012 as a result of the deconsolidation.

        Net loss attributable to common stockholders for the three months ended September 30, 2012 increased $3,378,487 to $3,891,805 compared to a net loss of $513,318 incurred for the three months ended September 30, 2012. The increased loss is primary the result of gain of $4,382,796 from changes in the fair value of derivative instruments during the three month ended September 30, 2011. No such gains were during the three month ended September 30, 2012.

NINE MONTHS ENDED SEPTEMBER 30, 2012 AND SEPTEMBER 30, 2011

        Callisto had no revenues during the nine months ended September 30, 2012 and 2011 because it does not have any commercial biopharmaceutical products and it does not expect to have such products for several years, if at all.

        Research and development expenses for the nine months ended September 30, 2012 increased $269,401or 3.5%, to $7,880,230 from $7,610,829 for the nine months ended September 30, 2011. The $7,880,230 during the nine months this year included approximately four months of Synergy's research and development expenses incurred prior to the deconsolidation, while $$7,610,829 during the nine months last year included nine months of Synergy's expenses. This increase of $269,401 was primary due to Synergy's increased development cost prior to deconsolidation on May 9, 2012.

        General and administrative expenses decreased $1,947,975 or 38%, to $3,176,502 for the nine months ended September 30, 2012 from $5,124,477 for the nine months ended September 30, 2011. The nine months ended September 30, 2012 included approximately four month of Synergy's general and administrative expenses, while during the nine months last year included nine months of Synergy's expenses. The difference of $1,974,975 represented approximately five months of Synergy's general and administrative expense, incurred subsequent to the deconsolidation on May 9, 2012 and therefore not included in Callisto's general and administrative expense.

        Net income attributable to common stockholders for the nine months ended September 30, 2012 of $109,876,750, compared to a net loss of $4,775,281 incurred for the nine months ended September 30, 2011. The increase is primary due to the $120,393,000 gain recognized on the deconsolidation of Synergy on May 9, 2012, net of a $5,750,997 loss recognized in Callisto's investment in Synergy using the equity method for the period May 10, 2012 through September 30, 2012.

 YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010

        Callisto had no revenues during the twelve months ended December 31, 2011 and 2010 because Callisto does not have any commercial biopharmaceutical products and it does not expect to have such products for several years, if at all.

        For the twelve months ended December 31, 2011, research and development expenses increased $3,729,912 or 39% to $13,318,455 for the twelve months ended December 31, 2011 from $9,588,543 for the twelve months ended December 31, 2010. This increase in research and development expenses was primarily attributable to initiating the Phase II/III clinical trial of Synergy's product candidate plecanatide and the pre-clinical development of SP-333. These clinical and preclinical expenses totaled approximately $11,119,000 during the twelve months ended December 31, 2011, as compared to $5,800,000 during the twelve months ended December 31, 2010. This increase was offset by lower manufacturing, formulation, testing and packaging of drug product, totaling approximately $1,020,000 during the twelve months ended December 31, 2011, as compared to $2,625,000 during the twelve months ended December 31, 2010.

        For the twelve months ended December 31, 2011, general and administrative expenses increased $266,948 or 4%, to $7,610,136 for the twelve months ended December 31, 2011 from $7,343,188 for the twelve months ended December 31, 2010. This increase was primarily due to higher compensation related expenses, partially offset by lower legal expenses.

        Net loss available to common stockholders for twelve months ended December 31, 2011, decreased $19,000,443 to $6,793,045 compared to a net loss available to common stockholders of $ 25,793,488 incurred for the twelve months ended December 31, 2010. The decreased net loss is the result of higher research and development, and general and administrative expenses discussed above, more than offset by the following non-operating items for the twelve months ended December 31, 2011 and 2010.

	Twelve months ended 12/31/2011	Twelve months ended 12/31/2010	Change ($)
Loss from operations	$(20,928,591)	$(16,931,731)	$(3,996,860)
Interest and investment income	1,695	25,548	(23,853)
Tax credit	367,613	1,025,606	(657,993)
Interest expense notes payable	(11,877)	(322,705)	310,828
Loss on debt extinguishment	—	(2,099,892)	2,099,892
Change in fair value of derivative instruments	5,257,031	(15,344,578)	20,601,609
Net loss attributable to non-controlling interest	8,521,084	7,854,264	666,820

Net loss available to common stockholders	$(6,793,045)	$(25,793,488)	$19,000,443

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009

        Callisto had no revenues during the twelve months ended December 31, 2010 and 2009 because Callisto does not have any commercial biopharmaceutical products and Callisto does not expect to have such products for several years, if at all.

        For the twelve months ended December 31, 2010, research and development expenses increased $6,165,028 or 180% to $9,588,543 for the twelve months ended December 31, 2010 from $3,423,515 for the twelve months ended December 31, 2009. This increase in research and development expenses was entirely attributable to continuing the development of Synergy's plecanatide product candidate. These expenses included (i) procurement of drug substance, totaling approximately $2,625,000 as compared to $910,000 during the 12 months ended December 31, 2009 (ii) plecanatide program expenses including animal studies, analytical testing and clinical data monitoring and patient costs of approximately $5,484,000, as compared to $1,956,000 during the 12 months ended December 31, 2009; related to Synergy's phase IIa clinical trial initiated in March 2010 and concluded in October 2010, (iii) scientific and regulatory advisory fees and expenses of approximately $346,000, as compared to $224,000 during the 12 months ended December 31, 2009, (iv) in-house staff salaries and wages, stock based compensation and employee benefits of approximately $1,103,000, as compared to $643,000 during the 12 months ended December 31, 2009 as we hired additional product development personnel.

        For the twelve months ended December 31, 2010, general and administrative expenses increased $2,236,719 or 44%, to $7,343,188 for the twelve months ended December 31, 2010 from $5,106,470 for the twelve months ended December 31, 2009. These expenses primarily include (i) higher facilities cost of approximately $955,000 as compared to $713,000 during the 12 months ended December 31, 2009, (ii) higher accounting, corporate legal and tax services of approximately $1,824,000, as compared to $1,172,000 during the 12 months ended December 31, 2009. This increase is primarily due to filings of registration statements and due diligence related to Callisto's registered direct offerings during the twelve months ended December 31, 2010, (iii) consultants and financial advisors of approximately $2,482,000, as compared to $1,193,000 during the 12 months ended December 31, 2009, (iv) travel of approximately $252,000, as compared to $180,000 during the 12 months ended December 31, 2009 and (v) salaries and wages, stock based compensation and related employee benefits of approximately $1,825,000, as compared to $1,846,000 during the 12 months ended December 31, 2009.

        Net loss available to common stockholders for twelve months ended December 31, 2010, increased $8,904,875 to $25,793,488, compared to a net loss available to common stockholders of $16,888,613 incurred for the twelve months ended December 31, 2009. The increased net loss is the result of higher research and development, and general and administrative expenses discussed above, plus the following non-operating items for the twelve months ended December 31, 2010 and 2009.

	Twelve months ended 12/31/2010	Twelve months ended 12/31/2009	Change ($)
Loss from operations	$(16,931,731)	$(8,529,985)	$(8,401,746)
Interest and investment income	25,548	25,008	540
Tax credit	1,025,606	—	1,025,606
Interest expense notes payable	(322,705)	(436,693)	113,988
Loss on debt extinguishment	(2,099,892)	—	(2,099,892)
Change in fair value of derivative instruments	(15,344,578)	(9,413,744)	(5,930,834)
Net loss attributable to non-controlling interest	7,854,264	3,282,393	4,571,871
Series A and B preferred stock conversion rate change accreted as a dividend	—	(1,815,592)	1,815,592

Net loss available to common stockholders	$(25,793,488)	$(16,888,613)	$(8,904,875)

LIQUIDITY AND CAPITAL RESOURCES

        Callisto had $120 in cash and cash equivalents as of September 30, 2012, compared to $13,244,961 as of December 31, 2011, which includes Synergy. On May 9, 2012, Synergy closed an underwritten public offering of 10 million shares of common stock at an offering price of $4.50 per share, resulting in gross proceeds of $45 million before deducting underwriting discounts, commissions and other estimated. As a result Callisto's equity ownership in Synergy decreased to approximately 34% and Callisto determined that it no longer had control over the operations and decision making of Synergy.

Therefore, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements as of May 9, 2012.

        As of December 31, 2011, Callisto had $13,244,961 in cash and cash equivalents, compared to $1,708,982 as of December 31, 2010. Net cash used in operating activities was $21,253,344 for the twelve months ended December 31, 2010 as compared to $12,209,500 during the twelve months ended December 31, 2010. Net cash provided by financing activities for the twelve months ended December 31, 2010 was $32,789,323, as compared to $6,710,870 provided during the twelve months ended December 31, 2010.As of December 31, 2011 Callisto had working capital of $9,754,600, as compared to a working capital deficit of $3,806,899 on December 31, 2010.

        Net cash used in operating activities was $13,244,841 during the nine months ended September 30, 2012 as compared to $9,589,564 for the nine months ended September 30, 2011 and $104,732,340 during the period from June 5, 1996 (inception) to September 30, 2012. During the three months and nine months ended September 30, 2012 Callisto incurred net loss attributable to common stockholders of $3,891,805, net income of $109,876,750, respectively, and a net loss of $32,489,564 during the period from June 5, 1996 (inception) to September 30, 2012.

        To date, Callisto's sources of cash have been primarily limited to the sale of equity securities and issuance of debt instruments. Net cash provided by financing activities for the nine months ended September 30, 2011 and for the period from June 5, 1996 (inception) to September 30, 2012, was $7,948,055 and $104,822,743 respectively. There was no cash provided by Callisto's financing activities during the nine months ended September 30, 2012.

        Worldwide economic conditions and the international equity and credit markets have significantly deteriorated and may remain depressed for the foreseeable future. These developments will make it more difficult for Callisto to obtain additional equity or credit financing, when needed. Callisto has accordingly taken steps to conserve Callisto's cash which include extending payment terms to Callisto's vendors and suppliers as well as management and staff salary cuts and deferrals. These actions may not be sufficient to allow Callisto time to raise additional capital.

        Callisto's working capital requirements will depend upon numerous factors including but not limited to the nature, cost and timing of pharmaceutical research and development programs. Callisto will be required to raise additional capital within the next twelve months to complete the development and commercialization of current product candidates, to fund the existing working capital deficit and to continue to fund operations at Callisto's current cash expenditure levels. To date, Callisto's sources of cash has been primarily limited to the sale of equity securities. Callisto cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that Callisto raises additional funds by issuing equity securities, Callisto's stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact Callisto's ability to conduct business. If Callisto is unable to raise additional capital when required or on acceptable terms, Callisto may have to (i) significantly delay, scale back or discontinue the development and/or commercialization of one or more of product candidates; (ii) seek collaborators for product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available; or (iii) relinquish license or otherwise dispose of rights to technologies, product candidates or products that Callisto would otherwise seek to develop or commercialize ourselves on unfavorable terms.

        Callisto's condensed consolidated financial statements as of September 30, 2012 and December 31, 2011 have been prepared under the assumption that Callisto will continue as a going concern for the next twelve months. Callisto's ability to continue as a going concern is dependent upon Callisto's ability to obtain additional equity or debt financing, attain further operating efficiencies and, ultimately, to generate revenue. The financial statements do not include any adjustments that might result from the negative outcome of this uncertainty.

 CONTRACTUAL OBLIGATIONS AND COMMITMENTS

        The following table is a summary of contractual cash obligations for the periods indicated that existed as of December 31, 2011, and is based on information appearing in the notes to Consolidated Financial Statements included elsewhere in Callisto's Annual Report on Form 10-K attached as Annex H to this Joint Proxy Statement/Prospectus.

	Total	Less than 1 Year	1 - 2 Years		3 - 5 Years	More than 5 Years
Operating leases	$49,243	$49,243	$		$—	$—
Purchase obligations—principally employment and consulting services(1)	3,113,270	1,194,035		1,919,235	—	—
Purchase Obligations—Major Vendors(2)	1,496,569	1,496,569			—	—

Total obligations	$4,659,082	$2,739,847		$1,919,235	$—	$—

(1)
Represents salary and bonus for remaining term of employment agreements with Gary S. Jacob, CEO, Bernard F Denoyer, Senior Vice President, Finance and consulting fees and bonus for remaining term of consulting agreement with Gabriele M. Cerrone, Chairman.

(2)
Represents amounts that will become due upon future delivery of supplies, drug substance and test results from various suppliers, under open purchase orders in connection with Synergy research and development activities as of December 31, 2011.

OFF-BALANCE SHEET ARRANGEMENTS

        Callisto had no off-balance sheet arrangements as of September 30, 2012.

RECENT ACCOUNTING PRONOUNCEMENTS

        In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income ("ASU 2011-05") which is intended to facilitate the convergence of U.S. GAAP and International Financial Reporting Standards ("IFRS") as well as to increase the transparency of items reported in other comprehensive income. As a result of ASU 2011-05, all nonowner changes in stockholders' equity are required to be presented in a single continuous statement of comprehensive income or in two separate but consecutive statements. The option to present other comprehensive income in the statement of changes in equity has been eliminated. ASU 2011-05 is effective for fiscal years beginning after December 15, 2011 and should be applied retrospectively. Callisto adopted this standard beginning in 2012. As ASU 2011-05 impacts presentation only, it had no effect on Callisto's consolidated financial statements.

        In May 2011, FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 amends Topic 820 to provide common fair value measurement and disclosure requirements in U.S. Generally Accepted Accounting Principles ("U.S. GAAP") and International Financial Reporting Standards. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements, as well as providing guidance on how fair value should be applied where its use is already required or permitted by other standards within U.S. GAAP. ASU No. 2011-04 is to be applied prospectively, and early adoption is not permitted. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of ASU No. 2011-04 is not expected to have a material impact on Callisto's results of operations or Callisto's financial position.

        In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities." ASU 2011-11 provides for additional disclosures of both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The amendments in this Update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, and disclosures required by these amendments should be provided retrospectively for all comparative periods presented.

        In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." ASU 2011-12 defers the specific requirement to present items that are reclassified from accumulated other comprehensive income to net income separately with their respective components of net income and other comprehensive income. ASU 2011-12 did not defer the requirement to report comprehensive income either in a single continuous statement or in two separate but consecutive financial statements. The amendments are effective at the same time as the amendments in ASU 2011-05.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

        At December 31, 2011 and 2010, a substantial portion of Callisto's cash and cash equivalents consists of short term, highly liquid investments in money market savings accounts held at commercial banks.

Interest Rate Risk

        Callisto's primary exposure to market risk is interest income sensitivity, which is affected by changes in the general level of interest rates, particularly because Callisto's investments are in short-term money marketable funds. Due to the short-term duration of Callisto's investment portfolio and the relatively low risk profile of Callisto's investments, a sudden change in interest rates would not have a material effect on the fair market value of Callisto's portfolio, nor Callisto's operating results or cash flows.

        Recently, there has been concern in the credit markets regarding the value of a variety of mortgage-backed and auction rate securities and the resulting effect on various securities markets. Callisto does not hold any auction rate securities. Callisto does not believe its cash, and cash equivalents investments have significant risk of default or illiquidity, however, Callisto maintains significant amounts of cash and cash equivalents at one or more financial institutions that are in excess of federally insured limits. Given the current instability of financial institutions, Callisto cannot provide assurance that it will not experience losses on these deposits.

        Callisto's capital lease obligations bear interest at a fixed rate and therefore these leases have no exposure to changes in interest rates.

Foreign Currency Risk

        Callisto has no operations outside the U.S. and does not hold any foreign currency denominated financial instruments.

Effects of Inflation

        Callisto does not believe that inflation and changing prices during the years ended December 31, 2011, 2010 and 2009 had a significant impact on Callisto's results of operations.

CHAPTER FIVE—CERTAIN ADDITIONAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF
SYNERGY, CALLISTO AND THE COMBINED COMPANY

Ownership of Synergy Common Stock Prior to the Merger

        The following table sets forth certain information regarding beneficial ownership of shares of Synergy's common stock as of November 29, 2012 by (i) each person known to beneficially own more than 5% of Synergy's outstanding common stock, (ii) each of Synergy's directors, (iii) Synergy's named executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Synergy Pharmaceuticals Inc. 420 Lexington Avenue, Suite 1609, New York, NY 10170.

Name of Beneficial Owner	Number of Shares		Percentage(1)
Executive officers and directors:
Gabriele M. Cerrone	1,389,378	(2)	2.1%
Gary S. Jacob, Ph.D.	813,670	(3)	1.2%
Kunwar Shailubhai, Ph.D.	538,331	(4)	*
Bernard Denoyer	79,445	(5)	*
John Brancaccio	135,688	(6)	*
Chris McGuigan	119,401	(7)	*
Thomas Adams	117,492	(8)	*
Melvin K. Spigelman, M.D.	172,247	(9)	*
Alan F. Joslyn	55,000	(10)	—
All Officers and Directors as a Group (9 persons)	3,420,652	(11)	5.0%
5% or greater holders:
Callisto Pharmaceuticals, Inc.	22,295,000		33.7%
R. Merrill Hunter	3,305,200		5.0%

*
less than 1%

(1)
Based on 66,130,746 shares outstanding on November 29, 2012.

(2)
Consists of 187,470 shares of Synergy common stock held by Mr. Cerrone, 462,531 shares of Synergy common stock issuable upon exercise of stock options held by Mr. Cerrone, 443,760 shares of Synergy common stock held by Panetta Partners, Ltd and 295,617 shares of Synergy common stock issuable upon exercise of warrants held by Panetta Partners, Ltd. Mr. Cerrone is the sole managing partner of Panetta Partners, Ltd. and in such capacity exercises voting and dispositive control over securities owned by Panetta Partners, Ltd. despite him having only a small pecuniary interest in such securities.

(3)
Consists of 288,296 shares of Synergy common stock, 50,413 shares of Synergy common stock issuable upon exercise of warrants and 474,961 shares of Synergy common stock issuable upon exercise of stock options.

(4)
Consists of 88,017 shares of Synergy common stock, 12,788 shares of Synergy common stock issuable upon exercise of warrants and 437,526 shares of Synergy common stock issuable upon exercise of stock options.

(5)
Consists of 2,952 shares of Synergy common stock, 1,476 shares of Synergy common stock issuable upon exercise of warrants and 75,017 shares of Synergy common stock issuable upon exercise of stock options.

(6)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(7)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(8)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(9)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(10)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(11)
Includes 2,049,863 shares of Synergy common stock issuable upon exercise of stock options and 360,294 shares of common stock issuable upon exercise of warrants.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

Ownership of Callisto Common Stock Prior to the Merger

        The following table sets forth certain information regarding beneficial ownership of shares of Callisto's common stock as of November 29, 2012 by (i) each person know to beneficially own more than 5% of the outstanding Callisto common stock, (ii) each of Callisto's directors, (iii) Callisto's executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, N.Y. 10170.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares		Percentage and Class
Gabriele M. Cerrone Chairman of the Board	3,417,292	(2)	2.1%
Gary S. Jacob Chief Executive Officer, Chief Scientific Officer and Director	1,851,745	(3)	1.2%
Bernard Denoyer Senior Vice President, Finance and Secretary	300,000	(4)	*
John Brancaccio Director	283,759	(5)	*
Randall K. Johnson Director	254,136	(6)	*
All Directors and Executive Officers as a group (5 persons)	6,106,932	(7)	3.6%
5% or Greater Stockholders
R. Merrill Hunter	25,376,872		16.0%

*
less than 1%

(1)
Applicable percentage ownership as of November 29, 2012 is based upon 158,965,565 shares of Callisto common stock outstanding.

(2)
Includes 1,368,055 shares of Callisto common stock issuable upon exercise of stock options.

(3)
Includes 1,597,500 shares of Callisto common stock issuable upon exercise of stock options.

(4)
Consists of shares of Callisto common stock issuable upon exercise of stock options.

(5)
Includes 170,123 shares of Callisto common stock issuable upon exercise of stock options.

(6)
Includes 147,000 shares of Callisto common stock issuable upon exercise of stock options.

(7)
Includes 3,582,678 shares of Callisto common stock issuable upon exercise of stock options.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

Ownership of Synergy Common Stock Following the Merger

        The following table sets forth certain information regarding the ownership of Synergy's common stock as of November 29, 2012 assuming the consummation of the merger with Callisto, by: (i) each director and nominee for director of Synergy and Callisto; (ii) each of the executive officers of Synergy and Callisto; (iii) all executive officers and directors of Synergy and Callisto as a group; and (iv) all those known by Synergy to be beneficial owners of more than five percent of its common stock.

Name of Beneficial Owner	Number of Shares		Percentage(1)
Executive officers and directors:
Gabriele M. Cerrone	2,004,149	(2)	2.7%
Gary S. Jacob, Ph.D.	1,146,799	(3)	1.6%
Kunwar Shailubhai, Ph.D.	596,799	(4)	1.0%
Bernard Denoyer	133,415	(5)	*
John Brancaccio	186,736	(6)	*
Chris McGuigan	119,401	(7)	*
Thomas Adams	117,492	(8)	*
Melvin K. Spigelman, M.D.	172,247	(9)	*
Alan F. Joslyn	55,000	(10)	—
All Officers and Directors as a Group (9 persons)	4,532,038	(11)	6.0%
5% or greater holders:
R. Merrill Hunter	7,870,499		10.9%

*
less than 1%

(1)
Percentage of common stock of the combined company is based on 72,433,621 shares of common stock of the combined company outstanding upon the consummation of the merger and assumes that the exchange ratio to be used in connection with the merger is approximately 0.1799 shares of Synergy common stock for each share of Callisto common stock.

(2)
Consists of 187,470 shares of Synergy common stock held by Mr. Cerrone, 708,644 shares of Synergy common stock issuable upon exercise of stock options held by Mr. Cerrone, 812,418 shares of Synergy common stock held by Panetta Partners, Ltd and 295,617 shares of Synergy common stock issuable upon exercise of warrants held by Panetta Partners, Ltd. Mr. Cerrone is the sole director of Panetta Partners, Ltd. and in such capacity exercises voting and dispositive control over securities owned by Panetta Partners, Ltd. despite him having only a small pecuniary interest in such securities.

(3)
Consists of 334,034 shares of Synergy common stock, 50,413 shares of common stock issuable upon exercise of warrants and 762,352 shares of common stock issuable upon exercise of stock options.

(4)
Consists of 88,017 shares of Synergy common stock, 12,788 shares of Synergy common stock issuable upon exercise of warrants and 495,994 shares of Synergy common stock issuable upon exercise of stock options.

(5)
Consists of 2,952 shares of Synergy common stock, 1,476 shares of Synergy common stock issuable upon exercise of warrants and 128,987 shares of Synergy common stock issuable upon exercise of stock options.

(6)
Includes 166,293 shares of Synergy common stock issuable upon exercise of stock options.

(7)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(8)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(9)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(10)
Consists of shares of Synergy common stock issuable upon exercise of stock options.

(11)
Includes 2,726,410 shares of Synergy common stock issuable upon exercise of stock options and 360,294 shares of Synergy common stock issuable upon exercise of warrants.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

DESCRIPTION OF SYNERGY CAPITAL STOCK

General

        The following description of Synergy common stock and Synergy preferred stock, summarizes the material terms and provisions of the Synergy common stock and Synergy preferred stock and is not complete. For the complete terms of Synergy's common stock and preferred stock, please refer to Synergy's second amended and restated of incorporation, which may be further amended from time to time, any certificates of designation for Synergy's preferred stock, and Synergy's bylaws, as amended from time to time. The Delaware General Corporation Law, or DGCL, may also affect the terms of these securities.

        As of the date of this Joint Proxy Statement/Prospectus, Synergy's authorized capital stock consisted of 100,000,000 shares of common stock, $0.0001 par value per share, and 20,000,000 shares of preferred stock, $0.001 par value per share. Synergy's board of directors may establish the rights and preferences of the preferred stock from time to time. As of November 29, 2012, there were 66,130,746 shares of Synergy's common stock issued and outstanding and no shares of preferred stock issued and outstanding.

Common Stock

        Holders of Synergy's common stock are entitled to one vote per share. Synergy's second amended and restated certificate of incorporation does not provide for cumulative voting. Holders of Synergy common stock are entitled to receive ratably such dividends, if any, as may be declared by Synergy's board of directorsout of legally available funds. However, the current policy of Callisto's Board is to retain earnings, if any, for the operation and expansion of Synergy. Upon liquidation, dissolution or winding-up, the holders of Synergy common stock are entitled to share ratably in all of Synergy's assets which are legally available for distribution, after payment of or provision for all liabilities. The holders of Synergy common stock have no preemptive, subscription, redemption or conversion rights.

Preferred Stock

        As of the date of this Joint Proxy Statement/Prospectus, no shares of Synergy preferred stock are issued and outstanding. Synergy's second amended and restated certificate of incorporation provides that Synergy's board of directors may by resolution, without further vote or action by the stockholders, establish one or more classes or series of preferred stock having the number of shares and relative voting rights, designation, dividend rates, liquidation, and other rights, preferences, and limitations as may be fixed by them without further stockholder approval. Once designated by Synergy's board of directors, each series of preferred stock will have specific financial and other terms that will be described in a prospectus supplement. The description of the preferred stock that is set forth in any prospectus supplement is not complete without reference to the documents that govern the preferred stock. These include Synergy's second amended and restated of incorporation and any certificates of designation that the Synergy board of directors may adopt. Prior to the issuance of shares of each series of preferred stock, the Synergy board of directors is required by the DGCL and Synergy's second amended and restated certificate of incorporation to adopt resolutions and file a certificate of designation with the Secretary of State of the State of Delaware. The certificate of designation fixes for each class or series the designations, powers, preferences, rights, qualifications, limitations and restrictions, including, but not limited to, some or all of the following:

  •
  the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Synergy board of directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by resolution of the Synergy board of directors;

  •
  the rate and manner of payment of dividends payable on shares of such series, including the dividend rate, date of declaration and payment, whether dividends shall be cumulative, and the conditions upon which and the date from which such dividends shall be cumulative;

  •
  whether shares of such series shall be redeemed, the time or times when, and the price or prices at which, shares of such series shall be redeemable, the redemption price, the terms and conditions of redemption, and the sinking fund provisions, if any, for the purchase or redemption of such shares;

  •
  the amount payable on shares of such series and the rights of holders of such shares in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of Synergy;

  •
  the rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of common stock, other securities, or shares of any other class or series of preferred stock and the terms and conditions of such conversion or exchange;

  •
  the voting rights, if any, and whether full or limited, of the shares of such series, which may include no voting rights, one vote per share, or such higher number of votes per share as may be designated by the Board; and

  •
  the preemptive or preferential rights, if any, of the holders of shares of such series to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of Synergy, whether or not convertible into shares of stock with Synergy.

        Although Synergy's board of directors has no intention at the present time of doing so, it could authorize the issuance of a series of preferred stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt.

Anti-Takeover Effects of Certain Provisions of Synergy's Certificate of Incorporation, Bylaws and the DGCL

        Certain provisions of Synergy's second amended and restated certificate of incorporation and bylaws, which are summarized in the following paragraphs, may have the effect of discouraging potential acquisition proposals or making a tender offer or delaying or preventing a change in control, including changes a stockholder might consider favorable. Such provisions may also prevent or frustrate attempts by Synergy's stockholders to replace or remove Synergy's management. In particular, the Synergy's second amended and restated of incorporation and bylaws and Delaware law, as applicable, among other things:

  •
  provide the board of directors with the ability to alter the bylaws without stockholder approval;

  •
  place limitations on the removal of directors; and

  •
  provide that vacancies on the board of directors may be filled by a majority of directors in office, although less than a quorum.

        These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Synergy to first negotiate with its board. These provisions may delay or prevent someone from acquiring or merging with Synergy, which may cause the market price of Synergy common stock to decline.

        Blank Check Preferred.    Synergy's board of directors is authorized to create and issue from time to time, without stockholder approval, up to an aggregate of 20,000,000 shares of preferred stock in one or more series and to establish the number of shares of any series of preferred stock and to fix the designations, powers, preferences and rights of the shares of each series and any qualifications, limitations or restrictions of the shares of each series.

        The authority to designate preferred stock may be used to issue series of preferred stock, or rights to acquire preferred stock, that could dilute the interest of, or impair the voting power of, holders of the common stock or could also be used as a method of determining, delaying or preventing a change of control.

        Advance Notice Bylaws.    The Bylaws contain an advance notice procedure for stockholder proposals to be brought before any meeting of stockholders, including proposed nominations of persons for election to Synergy's board of directors. Stockholders at any meeting will only be able to consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Synergy board of directors or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given Synergy's corporate secretary timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting. Although the Bylaws do not give the Synergy board of directors the power to approve or disapprove stockholder nominations of candidates or proposals regarding other business to be conducted at a special or annual meeting, the Bylaws may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed or may discourage or deter a potential acquiror from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of Synergy.

        Interested Stockholder Transactions.    Synergy is subject to Section 203 of the DGCL which, subject to certain exceptions, prohibits "business combinations" between a publicly-held Delaware corporation and an "interested stockholder," which is generally defined as a stockholder who becomes a beneficial owner of 15% or more of a Delaware corporation's voting stock for a three-year period following the date that such stockholder became an interested stockholder.

Options

        As of November 29, 2012, there were 6,674,391 shares of Synergy common stock reserved underlying stock options granted under Synergy's equity compensation plans and there were 825,609 shares available for future grants under Synergy's 2008 Equity Compensation Incentive Plan.

Warrants

        As of November 29, 2012, there were 5,647,203 shares of Synergy common stock reserved underlying warrants.

Transfer Agent and Registrar

        The transfer agent and registrar for Synergy's common stock is Philadelphia Stock Transfer, Inc.

Nasdaq Capital Market Listing

        Synergy's common stock is listed on The NASDAQ Capital Market under the symbol "SGYP". It is a condition to the merger that the shares of Synergy common stock issuable in the merger be approved for listing on the Nasdaq Capital Market at or prior to the closing, subject to official notice of issuance.

COMPARISON OF RIGHTS OF HOLDERS OF SYNERGY STOCK AND CALLISTO STOCK

        Both Synergy and Callisto are incorporated under the laws of the State of Delaware and, accordingly, the rights of the stockholders of each are currently, and will continue to be, governed by the DGCL. If the merger is completed, Callisto stockholders will be entitled to become stockholders of Synergy, and their rights will be governed by the DGCL, the amended and restated certificate of incorporation of Synergy and the bylaws of Synergy, as amended.

        The following is a summary of the material differences between the rights of Synergy stockholders and the rights of Callisto stockholders under each company's respective charter documents and bylaws. While Synergy and Callisto believe that this summary covers the material differences between the two, this summary may not contain all of the information that is important to you. This summary is not intended to be a complete discussion of the respective rights of Synergy and Callisto stockholders and is qualified in its entirety by reference to the DGCL and the various documents of Synergy and Callisto that are referred to in this summary. You should carefully read this entire Joint Proxy Statement/Prospectus and the other documents referred to in this Joint Proxy Statement/Prospectus for a more complete understanding of the differences between being a stockholder of Synergy and being a stockholder of Callisto. Synergy has filed copies of its second amended and restated certificate of incorporation and bylaws, as amended, with the SEC, which are exhibits to the registration statement of which this Joint Proxy Statement/Prospectus is a part, and will send copies of these documents to you upon your request. Callisto will also send copies of its documents referred to herein to you upon your request. See the section entitled "Where You Can Find More Information" in this Joint Proxy Statement/Prospectus.

	Callisto	Synergy
Authorized Capital	The authorized capital stock of Callisto consists of 225,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share. The board has the authority to designate the preferences, special rights, limitations or restrictions of the shares of preferred stock without further stockholder approval. As of the date of this Joint Proxy Statement/Prospectus, 158,965,565 shares of common stock were issued and outstanding.	The authorized capital stock of Synergy consists of 100,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock. The board has the authority to designate the preferences, special rights, limitations or restrictions of the remaining shares of any class of stock or any series of any class without further stockholder approval. As of the date of this Joint Proxy Statement/Prospectus, 66,130,746 shares of common stock were issued and outstanding.
Dividends

Under Delaware law, subject to any restrictions in the corporation's certificate of incorporation, a Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared and for the preceding fiscal year. Delaware law also provides that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Callisto has never paid a dividend on its common stock.

Under Delaware law, subject to any restrictions in the corporation's certificate of incorporation, a Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared and for the preceding fiscal year. Delaware law also provides that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Synergy has never paid a dividend on its common stock.

	Callisto	Synergy
Cumulative Voting

Under Delaware law, stockholders of a Delaware corporation do not have the right to cumulate their votes in the election of directors, unless such right is granted in the certificate of incorporation of the corporation. Callisto's certificate of incorporation does not provide for cumulative voting by Callisto stockholders.

Under Delaware law, stockholders of a Delaware corporation do not have the right to cumulate their votes in the election of directors, unless such right is granted in the certificate of incorporation of the corporation. Synergy's second amended and restated certificate of incorporation does not provide for cumulative voting by Synergy stockholders.

Number of Directors

Delaware law provides that the board of directors of a Delaware corporation shall consist of one or more directors as fixed by the corporation's certificate of incorporation or bylaws. Callisto' bylaws provide that the number of shall be determined from time to time by resolution of the Board of Directors. Callisto' board of directors currently consists of four (4) directors.

Delaware law provides that the board of directors of a Delaware corporation shall consist of one or more directors as fixed by the corporation's certificate of incorporation or bylaws. Synergy's bylaws provide that the number of directors shall be determined from time to time by resolution of the Board of Directors. Synergy's board currently consists of seven (7)  directors.

Classified Board of Directors

Delaware law permits, but does not require, a Delaware corporation to provide in its certificate of incorporation for a classified board of directors, dividing the board into up to three classes of directors with staggered terms of office, with only one class of directors to be elected each year for a maximum term of three years. Callisto's certificate of incorporation does not provide for a classified board of directors. Each director serves until his or her successor is elected or until his or her earlier resignation or removal. The bylaws and certificate of incorporation do not specify a specific term length for service of a director.

Delaware law permits, but does not require, a Delaware corporation to provide in its certificate of incorporation for a classified board of directors, dividing the board into up to three classes of directors with staggered terms of office, with only one class of directors to be elected each year for a maximum term of three years. Synergy's certificate of incorporation does not provide for a classified board of directors. Each director serves until his or her successor is elected or until his or her earlier resignation or removal. The bylaws and certificate of incorporation do not specify a specific term length for service of a director.

Removal of Directors

Delaware law provides that directors may be removed from office, with or without cause, by the holders of a majority of the voting power of all outstanding voting stock, unless the corporation has a classified board and its certificate of incorporation otherwise provides.

Delaware law provides that directors may be removed from office, with or without cause, by the holders of a majority of the voting power of all outstanding voting stock, unless the corporation has a classified board and its certificate of incorporation otherwise provides.

	Callisto	Synergy
Vacancies

Delaware law provides that, unless the corporation's certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from an increase in the authorized number of directors elected by the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office. Under the bylaws of Callisto, vacancies of the Board of Directors caused by the death, resignation, removal, or refusal of a director to act or for any other reason may be filled by the Chairman of the Board.

Delaware law provides that, unless the corporation's certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from an increase in the authorized number of directors elected by the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office. Under Synergy's bylaws, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, removal, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum.

Board Quorum and Vote Requirements

At meetings of the board of directors, a majority of the directors shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board.

At meetings of the board of directors, a majority of the directors shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board.

Special Meetings of Stockholders

Delaware law permits special meetings of stockholders to be called by the board of directors and any others persons specified by the certificate of incorporation or bylaws. Delaware law permits but does not require that stockholders be given the right to call special meetings. Callisto's bylaws provide that special meetings of stockholders may be called at any time by the Chairman or the Board of Directors.

Delaware law permits special meetings of stockholders to be called by the board of directors and any others persons specified by the certificate of incorporation or bylaws. Delaware law permits but does not require that stockholders be given the right to call special meetings. Synergy's bylaws provide that special meetings of stockholders may be called by the chairman of the Board of Directors.

Quorum for Stockholders Meetings

Except as otherwise expressly provided by law or by Callisto's certificate of incorporation or bylaws, at all meetings of the stockholders, no meeting of the stockholders shall be competent to transact business unless the majority of the outstanding voting capital stock shall be represented at such meeting.

Except as otherwise expressly provided by law or by Synergy's certificate of incorporation or bylaws, at all meetings of the stockholders, no meeting of the stockholders shall be competent to transact business unless the majority of the outstanding voting capital stock shall be represented at such meeting.

	Callisto	Synergy
Advance Notice, Procedures for a Stockholder Proposal

Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting

Under Synergy's bylaws, notice of each meeting of stockholders, whether annual or special shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Nominations of persons for election to the board of directors of Synergy and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the notice of meeting, (b) by or at the direction of the Board, or (c) by any stockholder of Synergy who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Synergy's bylaws.

Callisto	Synergy

To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of Synergy not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if Synergy has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by Synergy. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice.

	Callisto	Synergy
Action by Stockholders Without a Meeting

Under Delaware law, unless a corporation's certificate of incorporation provides otherwise, any action which may be taken at a meeting of the stockholders of a corporation may be taken by written consent without a meeting. Callisto' bylaws provide that any action required or permitted to be taken at any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, if a written consent thereto is signed by all the stockholders, and such written consent is filed with the minutes of the proceedings of the stockholders.

Under Delaware law, unless a corporation's certificate of incorporation provides otherwise, any action which may be taken at a meeting of the stockholders of a corporation may be taken by written consent without a meeting. Synergy's bylaws provide that any action required to be taken at any annual or special meeting of stockholders of the Synergy, or any action which may be taken at any annual or special meeting of such stockholders, may, if such action has been earlier approved by the Board, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

	Callisto	Synergy
Amendment of Governing Documents

Procedures for Amendment of Certificate of Incorporation:
Under Delaware law, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability, and either call a special meeting of the stockholders entitled to vote thereon or direct that the proposed amendment shall be considered at the next annual meeting of the stockholders. The amendment shall be approved by a majority of the outstanding stock entitled to vote thereon. If the proposed amendment would adversely affect the rights, powers, par value, or preferences of the holders of either a class of stock or a series of a class of stock, then the holders of either the class of stock or series of stock, as appropriate, shall be entitled to vote as a class.

Procedures for Amendment of Certificate of Incorporation:
Under Delaware law, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability, and either call a special meeting of the stockholders entitled to vote thereon or direct that the proposed amendment shall be considered at the next annual meeting of the stockholders. The amendment shall be approved by a majority of the outstanding stock entitled to vote thereon. If the proposed amendment would adversely affect the rights, powers, par value, or preferences of the holders of either a class of stock or a series of a class of stock, then the holders of either the class of stock or series of stock, as appropriate, shall be entitled to vote as a class.

Procedures for Amendment of Bylaws: Callisto's bylaws provide that the bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of holders of at least a majority of the outstanding voting stock of Callisto. The bylaws may also be altered, amended or repealed or new bylaws may be adopted by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation.

Procedures for Amendment of Bylaws:
Synergy's bylaws provide that the bylaws may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, recession or adoption is given in the notice of such meeting of stockholders.

Exculpation of Directors	Callisto's certificate of incorporation provides the personal liability of the directors is eliminated to the fullest extent permitted under the DGCL.	Synergy's second amended and restated certificate of incorporation provides the personal liability of the directors is eliminated to the fullest extent permitted under the DGCL.

	Callisto	Synergy
Indemnification of Directors, Officers and Employees

Callisto's certificate of incorporation provides that Callisto is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents (and any other persons to which Delaware law permits Callisto to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to Callisto, its stockholders, and others. Callisto's bylaws provide that Callisto shall, to the fullest extent authorized under the laws of the State of Delaware, as those laws may be amended and supplemented from time to time, indemnify any director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director of Callisto or a predecessor corporation or, at Callisto's request, a director or officer of another corporation, provided, however, that Callisto shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of Callisto. The indemnification provided for shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director, and (iii) inure to the benefit of the heirs, executors and administrators of such a person.

Synergy's second amended and restated certificate of incorporation provides that Synergy is indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person. Synergy's Bylaws provide that Synergy shall indemnify, in the manner and to the fullest extent permitted by the DGCL (but in the case of any such amendment, only to the extent that such amendment permits Synergy to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of Synergy, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of Synergy, or is or was serving at the request of Synergy as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

	Callisto	Synergy
DGCL Section 203

Under Section 203 of the DGCL, Callisto falls within the exemptions from the restrictions on business combinations because it does not have a class of voting stock that is (1) listed on a national securities exchange, or (3) held of record by more than 2,000 stockholders. In general, Section 203 of the DGCL prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three (3) years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a "business combination" includes a merger, asset sale, or other transaction resulting in a financial benefit to the interested stockholder, and an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three (3) years prior, did own) 15% or more of the corporation's voting stock.

Synergy falls within the exemptions from the restrictions on business combinations because it does not have a class of voting stock that is held of record by more than 2,000 stockholders and Callisto acquired its shares of Synergy more than three (3) year prior to the date of the merger agreement. In general, Section 203 of the DGCL prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three (3) years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203, a "business combination" includes a merger, asset sale, or other transaction resulting in a financial benefit to the interested stockholder, and an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three (3) years prior, did own) 15% or more of the corporation's voting stock.

Consideration of Other Constituencies

Callisto's certificate of incorporation does not contain any provision specifically authorizing or requiring Callisto' board of directors to consider the interests of any constituencies of Callisto other than its stockholders in considering whether to approve or oppose any corporate action.

Synergy' second amended and restated certificate of incorporation does not contain any provision specifically authorizing or requiring the Synergy's board of directors to consider the interests of any constituencies of Synergy other than its stockholders in considering whether to approve or oppose any corporate action.

Callisto	Synergy

However, the DGCL provides that, in the performance of their duties to the corporation, directors are protected in relying on good faith upon the records of the corporation and information, opinions, reports, or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

However, the DGCL provides that, in the performance of their duties to the corporation, directors are protected in relying on good faith upon the records of the corporation and information, opinions, reports, or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

CHAPTER SIX—SYNERGY ANNUAL MEETING PROPOSALS

SYNERGY PROPOSAL NO. 1—ADOPTION AND APPROVAL OF THE MERGER AGREEMENT

        For summary and detailed information regarding the merger proposal, see "Chapter One—The Merger."

Votes Required to Approve the Merger

        The affirmative vote of the holders of a majority of the shares of Synergy common stock outstanding on the record date for the Synergy annual meeting is required for the adopt and approve the merger agreement with Callisto.

        THE SYNERGY BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT.

 SYNERGY PROPOSAL NO. 2—POSSIBLE ADJOURNMENT OF THE SYNERGY ANNUAL MEETING

        If Synergy fails to receive a sufficient number of votes to approve Proposal No. 1, Synergy may propose to adjourn the special meeting, if a quorum is present, for the purpose of soliciting additional proxies to approve Synergy Proposal No. 1. Synergy currently does not intend to propose adjournment of the annual meeting if there are sufficient votes to approve Synergy Proposal No. 1. If approval of the proposal to adjourn the Synergy annual meeting for the purpose of soliciting additional proxies is submitted to stockholders for approval, such approval requires the affirmative vote of the holders of a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Synergy annual meeting.

        THE SYNERGY BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF SYNERGY PROPOSAL NO. 1.

 SYNERGY PROPOSAL NO. 3—APPROVAL OF AN INCREASE TO THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER SYNERGY'S 2008 EQUITY COMPENSATION INCENTIVE PLAN

        At the Annual Meeting, stockholders will be asked to approve an amendment to the Synergy's 2008 Equity Compensation Incentive Plan, a copy of which is attached hereto as Annex E, to increase by 7,500,000 the number of shares of Synergy common stock reserved for issuance under Synergy's 2008 Equity Compensation Incentive Plan to an aggregate of 15,000,000 shares. The Board of Directors approved the amendment on November 29, 2012. The amendments and Synergy's 2008 Equity Compensation Incentive Plan are summarized below. A copy of the 2008 Equity Compensation Incentive Plan is available upon a stockholder's written request to Synergy, 420 Lexington Avenue, Suite 1609, New York, New York 10170, Attention: Secretary.

Description of the Amendment

        The amendment increases by 7,500,000 the number of shares of Common Stock reserved for issuance under Synergy's 2008 Equity Compensation Incentive Plan to an aggregate of 15,000,000 shares. If approved by the stockholders, the amendment shall be effective immediately.

 Reasons for the Amendment

        The Board of Directors of Synergy believes that stock options are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation. In the view of Synergy's Board of Directors, stock options uniquely focus the attention of the officers and employees on the Synergy's goal of increasing stockholder value, since the options only provide a reward to the extent that the stock price increases. Synergy's Board of Directors further believes that stock option grants have been a key element in Synergy's growth. The amendment to increase the number of shares of Synergy's common stock under the 2008 Equity Compensation Incentive Plan is intended to enable Synergy to continue to have an adequate number of shares of Synergy's common stock available for stock options.

        As of November 29, 2012, 825,609 shares of Synergy common stock remained available for the grant of stock options under the 2008 Equity Compensation Incentive Plan. Based on the number of shares remaining under the 2008 Equity Compensation Incentive Plan, and the shares anticipated to be needed for the granting of options to attract and retain key employees, sufficient shares are not expected to be available for the grant of stock options without increasing the number of shares available under the 2008 Equity Compensation Incentive Plan.

Description of the 2008 Equity Compensation Incentive Plan

        The 2008 Equity Compensation Incentive Plan was adopted by the Board of Directors of Synergy on July 9, 2008. The 2008 Equity Compensation Incentive Plan provides for the granting of either "incentive stock options" or "non-qualified stock options" to acquire Synergy Common Stock (collectively, "Options") to employees of Synergy. The 2008 Equity Compensation Incentive Plan also provides for the granting of restricted stock to eligible participants in addition to or in lieu of, stock options. An aggregate of 15,000,000 shares of Synergy Common Stock have been reserved for issuance under the 2008 Equity Compensation Incentive Plan, subject to stockholder approval of the amendment. In the event that any outstanding options expire or are terminated or forfeited, the shares allocable to such expired, terminated or forfeited Options shall again become available for the granting of Options.

        Synergy's Board of Directors approved the 2008 Equity Compensation Incentive Plan to provide for the granting of either "incentive stock options" or "non-qualified stock options." The 2008 Equity Compensation Incentive Plan does not pose a limit or restriction on the number of shares, which Synergy's Board of Directors may grant as either incentive or non-qualified stock options. Under present law, however, incentive stock options may only be granted to employees. The granting of incentive stock options allows Synergy to reward key employees for their contribution to the growth of Synergy and to the appreciation in stockholder value. In not restricting the number of available shares for either incentive or non-qualified stock options, Synergy's Board of Directors will have greater flexibility in determining the type of options that may be granted.

        Synergy's Board of Directors approved the 2008 Equity Compensation Incentive Plan to also provide for the granting of restricted stock to eligible participants in addition to, or in lieu of, stock options. The Board of Directors believes that it is prudent to have the flexibility to grant a variety of stock-based awards to eligible grantees, in order to accomplish Synergy's goal of giving the necessary incentive to Synergy's employees, officers, directors and consultants.

        Under the 2008 Equity Compensation Incentive Plan, Synergy's Board of Directors has the authority to determine when options will vest and when options may be exercised, subject to applicable law. This provides Synergy's Board of Directors the flexibility necessary to determine the terms and conditions of options that are to be granted. By giving the Board of Directors the discretion to decide the vesting and exercise periods, Synergy's Board of Directors may tailor option grants to individual grantees, taking into account the performance of Synergy and the particular contributions made by the grantee.

        Optionees receive the right to purchase a specified number of shares of Synergy Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. We may grant options at an exercise price less than, equal to or greater than the fair market value of Synergy Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may not be granted at an exercise price less than the fair market value of the common stock on the date of grant or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of Synergy. The 2008 Equity Compensation Incentive Plan permits Synergy's Board of Directors to determine how optionees may pay the exercise price of their options, including by cash or check, or a cash equivalent acceptable to Synergy's Board of Directors.

        Synergy's Board of Directors administers the 2008 Equity Compensation Incentive Plan. Synergy's Board of Directors has the authority to adopt, amend and repeal the rules, guidelines and practices of the 2008 Equity Compensation Incentive Plan and to interpret its provisions. It may delegate authority under the 2008 Equity Compensation Incentive Plan to one or more committees of Synergy's Board of Directors and, subject to certain limitations to a member of Synergy's Board of Directors or, to one or more of Synergy's executive officers. Subject to any applicable limitations contained in the 2008 Equity Compensation Incentive Plan, Synergy's Board of Directors or any committee, member of the Board of Directors or executive officer to whom Synergy's Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines:

  •
  The number of shares of Common Stock covered by options and the dates upon which such options become exercisable;

  •
  The exercise price of options;

  •
  The duration of options; and

  •
  The number of shares of Synergy Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including the conditions for repurchase, issue price and repurchase price.

        Future grants of options under the 2008 Equity Compensation Incentive Plan are in the discretion of the Board and, thus the amount of such grants, if any, are not presently determinable.

Recommendation and Vote

        Approval of the amendment to Synergy's 2008 Equity Compensation Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the matter, at the Annual Meeting.

THE SYNERGY BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
SYNERGY PROPOSAL NO. 3.

SYNERGY PROPOSAL NO. 4—APPROVAL OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000

Background

        The Board of Directors of Synergy has approved, subject to stockholder approval, an amendment to Synergy's Second Amended and Restated Certificate of Incorporation, substantially in the form attached hereto as Annex F, to effect an increase in Synergy's authorized shares of Common Stock from 100,000,000 to 200,000,000. Synergy currently has authorized 100,000,000 shares of common stock, of which 66,130,746 shares of common stock are outstanding as of November 29, 2012.

        The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of Synergy, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

        As noted above, as of November 29, 2012, a total of 66,130,746 shares of Synergy's currently authorized 100,000,000 shares of common stock are outstanding. In addition, Synergy currently has options outstanding to purchase an aggregate of 8,461,930 shares of common stock, and warrants to purchase an aggregate of 5,647,203 shares of common stock outstanding, excluding any shares of Synergy common stock to be issued in connection with the merger. The increase in the number of authorized but unissued shares of common stock would enable Synergy, without further stockholder approval, to issue shares to holders of the options and warrants upon the exercise of such securities. In addition, the increase in the number of authorized but unissued shares of common stock would enable Synergy, without further stockholder approval, to issue shares from time to time as may be required for other proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

        The proposed increase in the authorized number of shares of common stock could have a number of effects on the Synergy's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Synergy more difficult. For example, additional shares could be issued by Synergy that may dilute the stock ownership or voting rights of persons seeking to obtain control of Synergy, even if the persons seeking to obtain control of Synergy offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Synergy's management could have the effect of making it more difficult to remove the Synergy's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Synergy's board of directors is not aware of any attempt, or contemplated attempt, to acquire control of Synergy and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

        Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of Synergy, than they presently own, and will be diluted as a result of any issuances contemplated by Synergy in the future.

        The proposed amendment to the Certificate of Incorporation to increase the authorized Common Stock is set forth in Annex F.

Vote Required

        Approval of the proposal for the amendment to Synergy's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Synergy common stock. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but Abstentions will have the same effect as a negative vote on this proposal. If there are not sufficient votes to approve this proposal at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Board of Directors. However, no proxy voted against this proposal will be voted in favor of an adjournment or postponement of the meeting to solicit additional votes in favor of this proposal.

Board Recommendation

THE SYNERGY BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
SYNERGY PROPOSAL NO. 4.

SYNERGY PROPOSAL NO. 5—ELECTION OF DIRECTORS

        Synergy's By-laws currently specify that the number of directors shall consist of one or more members, the exact number of which shall initially be fixed from time to time by the Board of Directors (the "Board"). Synergy's Board currently consists of seven (7) persons and all of them have been nominated by Synergy to stand for re-election. Each director is elected or nominated to the Board until the following annual meeting of stockholders and until his successor has been elected and qualified or until the director's earlier resignation or removal.

        The Board based on the recommendation of the Nominating and Corporate Governance Committee has nominated Gary S. Jacob, Gabriele M. Cerrone, Melvin K. Spigelman, John P. Brancaccio, Thomas H. Adams, Christopher McGuigan and Alan F. Joslyn for election as directors of Synergy. All of the nominees are existing directors of Synergy.

        Each of the nominees has consented to being named as a nominee for director of Synergy and has agreed to serve if elected. If, for any reason, at the time of the election, any of the nominees should become unavailable to accept election, it is intended that such proxy will be voted for the election, in such nominee's place, of a substitute nominee recommended by the Board.

        Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the annual meeting.

Vote Required

        Each director nominee receiving a majority of the votes cast will be elected as a director. This means that the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that director nominee in order for that nominee to be elected as a director. If, however, the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by a plurality of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors. A plurality means that the seven (7) director nominees that receive the highest number of votes cast will be elected. In either event, shares not present at the meeting and shares voting "ABSTAIN" have no effect on the election of directors.

Nominees for Election at the 2012 Annual Meeting

Name	Age	Position
Gary S. Jacob	65	President, Chief Executive Officer and Director
Gabriele M. Cerrone	40	Chairman, Director
Melvin K. Spigelman	63	Director
John P. Brancaccio	65	Director
Thomas H. Adams	69	Director
Christopher McGuigan	53	Director
Alan F. Joslyn	53	Director

        Gary S. Jacob, Ph.D. has served as President, Chief Executive Officer and a Director of Synergy since July 2008 and as Chairman of Synergy's predecessor company from October 2003 until July 2008. Dr. Jacob currently serves as Chief Executive Officer and a director of Callisto, and a director of Trovagene, Inc. (formerly Xenomics, Inc.), a diagnostics company. Dr. Jacob served as Chief Scientific Officer of Synergy DE from 1999 to 2003. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England. Dr. Jacob's broad management expertise in the pharmaceutical and biotechnology industries provides relevant experience in a number of strategic and operational areas and led to the Board's conclusion that he should serve as a director of Synergy.

        Gabriele M. Cerrone has served as Synergy's Chairman of the Board of Directors and a consultant since July 2008. From March 1999 to January 2005 Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. In May 2001, Mr. Cerrone led the restructuring of SIGA Technologies, Inc., a biotechnology company, and served on its board of directors from May 2001 to May 2003. Mr. Cerrone co-founded Trovagene, Inc. (formerly Xenomics, Inc.), a diagnostics company, and served as Co-Chairman from July 2005 until November 2006. Mr. Cerrone also co-founded FermaVir Pharmaceuticals, Inc., a biotechnology company, and served as Chairman from August 2005 to September 2007, when the company was acquired by Inhibitex, Inc., a biotechnology company. Mr. Cerrone served as a director of Inhibitex, Inc. from September 2007 until February 2012 when it was acquired by Bristol-Myers Squibb Company. Mr. Cerrone currently serves as a director of Trovagene, Inc. In addition, Mr. Cerrone is Chairman and a consultant to Callisto. Mr. Cerrone is a director of Panetta Partners Ltd., a private investor in both public and private venture capital in the life sciences and technology arena as well as real estate. Mr. Cerrone's experience in finance and investment banking allows him to contribute broad financial and strategic planning expertise and led to the Board's conclusion that he should serve as a director of Synergy.

        Melvin K. Spigelman, M.D. has served as a director of Synergy since August 2008. Since January 2009, Dr. Spigelman has served as President and CEO and from June 2003 to December 2008 as Director of Research and Development for the Global Alliance for TB Drug Development, a non-profit organization which seeks to accelerate the discovery and development of faster-acting and affordable drugs to fight tuberculosis. Dr. Spigelman was President of Hudson-Douglas Ltd, a consulting company, from June 2001 to June 2003. From 2000 to 2001, Dr. Spigelman served as a Vice President, Global Clinical Centers at Knoll Pharmaceuticals, a pharmaceutical unit of BASF Pharma, and from 1992 to 2000, Dr. Spigelman was the Vice President of Research and Development at Knoll. Dr. Spigelman has been a director of The Medicines Company since September 2005. Dr. Spigelman received a B.A. in engineering from Brown University and an M.D. from The Mount Sinai School of Medicine. Dr. Spigelman's expertise in drug development and management qualifies him to serve as a director of Synergy.

        John P. Brancaccio, a retired CPA, has served as a director of Synergy since July 2008. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Alfacell Corporation as well as a director of Trovagene, Inc. (formerly Xenomics, Inc.) and Callisto. Mr. Brancaccio's chief financial officer experience provides him with valuable financial and accounting expertise which the Board believes qualifies him to serve as a director of Synergy.

        Thomas H. Adams, Ph.D. has served as a director of Synergy since July 2008. Since June 2005, Dr. Adams has served as a director of IRIS International, Inc., a diagnostics company, and as Chief Technology Officer of IRIS since April 2006. Dr. Adams served as Chairman and Chief Executive Officer of Leucadia Technologies, a privately held medical-device company, from 1998 to April 2006, when Leucadia was acquired by IRIS. In 1989, Dr. Adams founded Genta, Inc., a publicly held biotechnology company in the field of antisense technology, and served as its Chief Executive Officer until 1997. Dr. Adams founded Gen-Probe, Inc. in 1984 and served as its Chief Executive Officer and Chairman until its acquisition by Chugai Biopharmaceuticals, Inc. in 1989. Before founding Gen-Probe, Dr. Adams held management positions at Technicon Instruments and the Hyland Division of Baxter Travenol. He has significant public-company experience serving as a director of Biosite Diagnostics, Inc., a publicly held medical research firm, from 1989 to 1998 and as a director of Invitrogen, a publicly held company that develops, manufactures and markets research tools and products, from 2000 to 2002. Dr. Adams currently serves as a director of Xifin, Inc., a private lab billing company and Trovagene, Inc. (formerly Xenomics, Inc.). Dr. Adams holds a Ph.D. in Biochemistry from the University of California, at Riverside. Dr. Adam's executive leadership, particularly in the healthcare field, and the extensive healthcare expertise he has developed qualifies Dr. Adams to serve as a director of Synergy.

        Christopher McGuigan, M.Sc., Ph.D. has served as a director of Synergy since July 2008. Since 1995, Dr. McGuigan has been Professor of Medicinal Chemistry, Welsh School of Pharmacy, Cardiff University, UK. He is also Deputy Pro Vice-Chancellor Cardiff University, with responsibility for research. Dr. McGuigan is immediate past president of the International Society for Antiviral Research. Dr. McGuigan has over 200 publications and 20 patents. Dr. McGuigan has Chairman of Departmental Research Committee and Director of Research, Head of Medicinal Chemistry. Dr. McGuigan experience in developing new drug agents from discovery to human clinical trials qualifies him to serve as a director of Synergy.

        Alan F. Joslyn, Ph.D. has served as a director of Synergy since October 2009. Since August 2011, Dr. Joslyn has been a drug development consultant to Sentinella Pharmaceuticals. From August 2009 to August 2011 Dr. Joslyn served as the Chief Executive Officer of Edusa Pharmaceuticals, a privately held biotechnology company. From 2007 to 2009, Dr. Joslyn served as President and Chief Executive Officer of Mt. Cook Pharma and as Senior Vice President of Research & Development at Penwest Pharmaceuticals from 2004 to 2007. From 1995 to 2004, Dr. Joslyn held a number of leadership positions within Johnson & Johnson focusing on development of gastroenterology products including Propulsid®, Motilium®, Aciphex® and prucalopride. Dr. Joslyn received his B.S. in medicinal chemistry, B.A. in biology and Ph.D. in biochemical pharmacology from the State University of New York at Buffalo. Dr. Joslyn's extensive expertise in gastroenterology and product development qualifies Dr. Joslyn to serve as a director of Synergy.

Board Leadership Structure and Board's Role in Risk Oversight

        Since July 2008, Synergy has separated the roles of Chairman of the Board and Chief Executive Officer. Although the separation of roles has been appropriate for Synergy during that time period, in the view of the Board, the advisability of the separation of these roles depends upon the specific circumstances and dynamics of Synergy's leadership.

        As Chairman of the Board, Mr. Cerrone serves as the primary liaison between the CEO and the independent directors and provides strategic input and counseling to the CEO. With input from other members of the Board, committee chairs and management, he presides over meetings of the board of directors. Mr. Cerrone has developed an extensive knowledge of Synergy's company, its challenges and opportunities and has a productive working relationship with Synergy's senior management team.

        The Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. Synergy's primary rationale for separating the positions of Board Chairman and the CEO is the recognition of the time commitments and activities required to function effectively as Chairman and as the CEO of a company with a relatively flat management structure. The separation of roles has also permitted the board of directors to recruit senior executives into the CEO position with skills and experience that meet the Board's planning for the position who may not have extensive public company board experience.

        The Board has three standing committees—Audit, Compensation and Corporate Governance/Nominating. The membership of each of the board committees is comprised of independent directors, with each of the committees having a separate chairman, each of whom is independent director. Synergy's non-management members of the board of directors meet in executive session at each board meeting.

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks the company faces, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The Board believes that establishing the right "tone at the top" and that full and open communication between executive management and the board of directors are essential for effective risk management and oversight. Synergy's CEO communicates frequently with members of the board to discuss strategy and challenges facing Synergy. Senior management usually attends Synergy's regular quarterly board meetings and is available to address any questions or concerns raised by the board of directors on risk management-related and any other matters. Each quarter, the board of directors receives presentations from senior management on matters involving Synergy's areas of operations.

Director Independence

        Synergy's Board has determined that a majority of the board consists of members are currently "independent" as that term is defined under current listing standards of NASDAQ.

Compensation of Directors

        Under the 2011 Directors Stock Option Plan, upon election to the Board, each non-employee and non-consultant director receives a grant of stock options vesting over three years and having an exercise price equal to the fair market value of the common stock on the date of grant.

        Non-employee and non-consultant directors also receive an annual cash fee of $15,000 as well as cash compensation for serving on board committees. Chairpersons of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive $10,000, $5,000 and $3,000, respectively and members of such committees receive $7,000 $3,000 and $1,500 respectively.

Audit Committee

        The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing Synergy's financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

        The Audit Committee currently consists of John P. Brancaccio, chairman of the Audit Committee, Christopher McGuigan and Melvin K. Spigelman. The Board has determined that each of Mr. Brancaccio, Mr. McGuigan and Mr. Spigelman is "independent" as that term is defined under applicable SEC and NASDAQ rules. Mr. Brancaccio is Synergy's audit committee financial expert. The Board has adopted a written charter setting forth the authority and responsibilities of the Audit Committee which is available on Synergy's website at www.synergypharma.com.

Compensation Committee

        The Compensation Committee has responsibility for assisting the board of directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of Synergy's company; assuring that the executive officers are compensated effectively in a manner consistent with Synergy's stated compensation strategy; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of Synergy's incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to Synergy's directors and executive officers.

        The Compensation Committee currently consists of Thomas H. Adams, chairman of the Compensation Committee, Melvin K. Spigelman and John P. Brancaccio. Synergy's Board has determined that all of the members are "independent" under the current listing standards of NASDAQ. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee which is available on Synergy's web site at www.synergypharma.com.

Compensation Committee Interlocks and Insider Participation

        None of the members of Synergy's compensation committee is an officer or employee of Synergy. None of Synergy's executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on Synergy's Board or compensation committee, except for Gary S. Jacob and Gabriele M. Cerrone.

Corporate Governance/Nominating Committee

        The Corporate Governance/Nominating Committee has responsibility for assisting the board of directors in, among other things, effecting board organization, membership and function including identifying qualified board nominees; effecting the organization, membership and function of board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Corporate Governance/Nominating Committee. While Synergy's nomination and corporate governance policy does not prescribe specific diversity standards, the Corporate Governance/Nominating Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, differences in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors.

        The Corporate Governance/Nominating Committee currently consists of John Brancaccio, chairman of the Corporate Governance/Nominating Committee, Thomas Adams and Christopher McGuigan. The Board of Directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. A copy of this charter is available at Synergy's web site www.synergypharma.com.

Code of Business Conduct and Ethics

        Synergy has adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. A copy of that code is available on Synergy's corporate website at http://www.synergypharma.com. A copy of Synergy's Code of Business Conduct and Ethics will also be provided free of charge upon request to: Secretary, Synergy Pharmaceuticals Inc. 420 Lexington Avenue, Suite 1609, New York, NY 10170.

Stockholder Communications

        Synergy does not have a formal procedure for stockholder communication with its Board of Directors. Stockholders who wish to contact an individual director, the Board of Directors, or a committee of the Board of Directors should send their correspondence to Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10159, Attention: Board of Directors. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Synergy will initially receive and process communications before forwarding them to the addressee. Synergy generally will not forward to its directors a stockholder communication that it determines to be primarily commercial in nature or may be abusive, threatening or otherwise inappropriate.

Compliance With Section 16(A) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires Synergy's officers and directors, and persons who own more than ten percent of a registered class of Synergy's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based on a review of the copies of such forms received, Synergy believes that during 2011, all filing requirements applicable to Synergy's officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE OFFICERS

Name	Age	Position
Gary S. Jacob	65	President, Chief Executive Officer and Director
Kunwar Shailubhai	55	Chief Scientific Officer
Bernard F. Denoyer	65	Senior Vice President, Finance, Secretary

        Gary S. Jacob, Ph.D. has served as President, Chief Executive Officer and a Director of Synergy since July 2008 and as Chairman of Synergy DE from October 2003 until July 2008. Dr. Jacob currently serves as Chief Executive Officer and a director of Callisto Pharmaceuticals, Inc., a principal stockholder of Callisto's company, and a director of TrovaGene, Inc. (formerly Xenomics, Inc.), a diagnostics company. Dr. Jacob served as Chief Scientific Officer of Synergy DE from 1999 to 2003. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development.

Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England. Dr. Jacob's broad management expertise in the pharmaceutical and biotechnology industries provides relevant experience in a number of strategic and operational areas and led to the Board's conclusion that he should serve as a director of Synergy.

        Kunwar Shailubhai, Ph.D., has served as Synergy's Chief Scientific Officer since July 2008. From March 2004 until July 2008 he served as Senior Vice President, Drug Discovery, of Synergy DE. From May 2003 until March 2004, Dr. Shailubhai served as Executive Vice President, Research and Development. From 2001 to April 2003, Dr. Shailubhai held the position of Vice President, Drug Discovery at Synergy DE where he was chiefly responsible for the preclinical development of Callisto's GC-C agonist program for drugs to treat colon cancer and GI inflammation. Between 1993 and 2000, he was with Monsanto Company, serving as Group Leader of the cancer chemoprevention group. Dr. Shailubhai previously served as a Senior Staff Fellow at the National Institutes of Health, and as an Assistant Professor at the University of Maryland. Dr. Shailubhai received his Ph.D. in microbiology in 1984 from the University of Baroda, India, and his M.B.A. in 2001 from the University of Missouri, St. Louis.

        Bernard F. Denoyer has served as Synergy's Senior Vice President, Finance and Secretary since July 2008. Since December 2007, Mr. Denoyer has been Senior Vice President, Finance and Secretary of Callisto Pharmaceuticals, Inc. and from January 2004 to November 2007 Mr. Denoyer has served as Callisto's Vice President, Finance and Secretary. From October 2000 to December 2003, Mr. Denoyer was an independent consultant providing interim CFO and other services to emerging technology companies, including Callisto and certain portfolio companies of Marsh & McLennan Capital, LLC. From October 1994 until September 2000, Mr. Denoyer served as Chief Financial Officer and Senior Vice President at META Group, Inc., a public information technology research company, where he was instrumental in their 1995 IPO. From 1990 to 1993 he served as Vice President Finance of Environetics, Inc., a pharmaceutical water diagnostic test business, acquired by IDEXX Laboratories, Inc.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee Report

        Under the rules of the SEC, this Compensation Committee Report is not deemed to be incorporated by reference by any general statement incorporating this Annual Report by reference into any filings with the SEC.

        The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board that the following Compensation Discussion and Analysis be included in this Joint Proxy Statement/Prospectus.

        Submitted by the Compensation Committee

        Thomas Adams, Chairman

        John Brancaccio

        Melvin K. Spigelman

 Compensation Discussion and Analysis

Overview

        We compete with many other biotechnology companies in seeking to attract and retain a skilled work force. To meet this challenge, we have developed Synergy's compensation structure to enable Synergy's management to make decisions regarding Synergy's compensation programs, to manage these programs, and to effectively communicate the goals of these programs to Synergy's employees and stockholders.

        Synergy's compensation philosophy is to offer Synergy's employees compensation and benefits that are competitive and that meet Synergy's goals of attracting, retaining and motivating highly skilled employees so that Synergy can achieve Synergy's financial and strategic objectives.

        Utilizing this philosophy, Synergy's compensation programs are designed to:

  •
  be "market-based" and reflect the competitive environment for personnel;

  •
  stress Synergy's "pay for performance" approach to managing pay levels;

  •
  share risks and rewards with employees at all levels;

  •
  be affordable, within the context of Synergy's operating expense model;

  •
  align the interests of Synergy's employees with those of Synergy's stockholders;

  •
  reflect Synergy's values; and

  •
  be fairly and equitably administered.

        In addition, as Synergy administers its compensation programs, Synergy plans to:

  •
  evolve and modify Synergy's programs to reflect the competitive environment and Synergy's changing business needs;

  •
  focus on simplicity, flexibility and choice wherever possible;

  •
  openly communicate the details of Synergy's programs with Synergy's employees and managers to ensure that Synergy's programs and their goals are understood; and

  •
  provide Synergy's managers and employees with the tools they need to administer Synergy's compensation programs.

Elements of Synergy's Compensation Program

        As a total rewards package, Synergy designs its compensation program to enable us to attract and retain talented personnel. The individual elements of Synergy's compensation program serve to satisfy this larger goal in specific ways as described below.

        Synergy designs base pay to provide the essential reward for an employee's work, and is required to be competitive in attracting talent. Once base pay levels are initially determined, increases in base pay are provided to recognize an employee's specific performance achievements. Consistent with Synergy's compensation philosophy, we implement a "pay for performance" approach that provides higher levels of compensation to individual employees whose results merit greater rewards. Synergy's managers typically make performance assessments throughout the year, and provide ongoing feedback to employees, provide resources and maximize individual and team performance levels.

        Synergy designs equity-based compensation, including stock options, to ensure that it has the ability to retain talent over a longer period of time, and to provide optionees with a form of reward that aligns their interests with those of Synergy's stockholders.

        Synergy also utilize various forms of variable compensation, including cash bonuses that allows Synergy to remain competitive with other companies while providing upside potential to those employees who achieve outstanding results.

        Core benefits, such as Synergy's basic health benefits, are designed to provide a stable array of support to employees and their families throughout

        The four key elements of Synergy's compensation structure are:

  •
  base pay;

  •
  variable pay;

  •
  equity-based pay; and

  •
  benefits.

        Consistent with Synergy's compensation philosophy, Synergy has structured each element of Synergy's rewards package as follows:

  Base Pay

        Synergy creates a set of base pay structures that are both affordable and competitive in relation to the market. Synergy continuously monitors base pay levels within the market and make adjustments to Synergy's structures as needed. In general, an employee's base pay level should reflect the employee's overall sustained performance level and contribution to Synergy over time. Synergy seeks to structure the base pay for Synergy's top performers to be aggressive in relation to the market.

        Callisto's base pay structure originated as an outgrowth of the base pay already in effect for key Callisto Pharmaceuticals' employees who transferred to Synergy at the time it was separated from Callisto Pharmaceuticals in July, 2008. The personnel involved in this process include all of the present top management positions within Synergy—Chairman, Mr. Gabriele Cerrone; CEO, Dr. Gary S. Jacob; Senior Vice President of Finance, Mr. Bernard Denoyer; and Chief Scientific Officer, Dr. Kunwar Shailubhai. Callisto's Compensation Committee also used information made available to us by one of Callisto's board members. This information includes an independent Executive Compensation Assessment report prepared in March 2006 by Buck Consultants, an ACS company which provided useful comparative data for analyzing how Callisto's salaries compared with other peer companies, recognizing that the comparison of salaries needed to take into account an adjustment for the 2006 data collected for that report. Callisto's comparison was based on a list of sixteen peer public biotechnology companies with market capitalizations ranging from $59.8 million to $403.6 million. These companies consisted of the following comparable biotechnology companies: Acusphere, Inc., Barrier Therapueutics, Inc., Corgentech Inc., Dendreon Corp., Emisphere Technologies, Inc., EpIX Pharmaceuticals, Inc., Favrille, Inc., Genta, Inc., Insmed, Inc., Isis Pharmaceuticals, Inc., Kosan Biosciences, Inc. Neurogen Corporation, Praecis Pharmaceuticals, Inc., Rigel Pharmaceuticals, Inc., Sirna Therapeutics, Inc., and Vion Pharmaceuticals, Inc.

        The independent Executive Compensation Assessment report that was used by the Compensation Committee for its analysis of internal compensation was prepared on March 16, 2006. Cash compensation data contained in the report had a common effective date of July 1, 2006. The Compensation Committee computed an adjustment to the data to bring it to "present day" using a 4.1% annual update factor. The "present day" data were then used for the subsequent comparative analyses of executive compensation for Synergy's management.

        Based on data from the Executive Compensation Assessment report, the Compensation Committee was able to compare the overall compensation for the top management positions described above. This included the following compensation variables: 1) Base Salary, 2) Target Incentive (% of Salary),

3) Target Incentive ($), 4) Total Cash Compensation, 5) Long-term Incentives, and 6) Total Direct Compensation. The Compensation Committee chose to use the aggregate of the compensation variables for each management position that the comparative analysis was performed on. Using the data from the independent Executive Compensation Assessment report that covered the compensation variables, Synergy's Compensation Committee was able to compare those data with the overall compensation for Synergy's members of top management. This included separate analyses for: Chairman, CEO, Senior VP of Finance and Chief Scientific Officer, respectively. The analyses were guided by the principle that the Compensation Committee would position Synergy's compensation levels to be at or below the 50th percentile relative to the compensation levels in the "peer group". Analyses showed this to be the case for all five members of the management team.

        All of Synergy's named executive officers were found to have overall compensation levels below those of the peer group.

  Variable Pay

        Synergy designs its variable pay programs to be both affordable and competitive in relation to the market. Synergy monitors the market and adjusts Synergy's variable pay programs as needed. Synergy's variable pay programs, such as Synergy's bonus program, are designed to motivate employees to achieve overall goals. Synergy's programs are designed to avoid entitlements, to align actual payouts with the actual results achieved and to be easy to understand and administer.

  Equity-Based Rewards

        Synergy design its equity programs to be both affordable and competitive in relation to the market. Synergy monitors the market and applicable accounting, corporate, securities and tax laws and regulations and adjust Synergy's equity programs as needed. Stock options and other forms of equity compensation are designed to reflect and reward a high level of sustained individual performance over time. Synergy designs its equity programs to align employees' interests with those of Synergy's stockholders.

  Benefits Programs

        Synergy designs its benefits programs to be both affordable and competitive in relation to the market while conforming with local laws and practices. Synergy monitors the market, local laws and practices and adjusts Synergy's benefits programs as needed. Synergy designs its benefits programs to provide an element of core benefits, and to the extent possible, offer options for additional benefits, be tax-effective for employees in each country and balance costs and cost sharing between Synergy and its employees.

Determining the Amount of Each Element of Compensation

        Base Pay.    Synergy provides its executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. The Compensation Committee intends to compensate Synergy's executive officers competitively within the industry. The Compensation Committee considered the scope of and accountability associated with each executive officer's position and such factors as the performance and experience of each executive officer when setting base salary levels for fiscal year 2011. With respect to executive officers other than Dr. Jacob, who is discussed below, the Compensation Committee targeted base salaries to be competitive with Synergy's peers within the biotechnology industry. In some circumstances it is necessary to provide compensation above these levels; these circumstances include the need to retain key individuals, to recognize roles that were larger in scope or accountability than standard market positions and/or to reward individual performance.

        Salary levels are typically reviewed annually as part of Synergy's performance review process as well as upon a promotion or other change in job responsibility.

        Variable Pay.    The Compensation Committee and the executive officer work together to establish targets and goals for the executive officer. Upon completion of the fiscal year, the Compensation Committee assesses the executive officer's performance and with input from management determines the amount of variable pay to be awarded within the parameters of the executive officer's agreement with us.

        Equity-Based Pay.    The Compensation Committee may provide Synergy's executive officers with long-term incentive awards through grants of stock options. The Compensation Committee is responsible for determining who will receive awards, when awards will be granted, the exercise price of each stock option grant, and the number of shares of Synergy common stock subject to each option. The Compensation Committee considers grants of long-term incentive awards to executive officers each fiscal year. Stock options enhance the link between the creation of stockholder value and long-term executive incentive compensation. Stock options provide Synergy's executive officers with the opportunity to purchase and maintain an equity interest in Synergy and to share in the appreciation of the value of Synergy common stock. Additionally, stock options maintain a competitive level of total compensation. The Compensation Committee believes that stock options are inherently performance-based and are a form of at-risk compensation, as the optionee does not receive any benefit unless Synergy's stock price rises after the date that the option is granted, thus providing direct incentive for future performance. Stock option award levels are determined based on prevailing market practice and market data and vary among participants based on their positions within Synergy.

        Synergy stock options typically have annual vesting over a three-year period and a term of ten years, in order to encourage a long-term perspective and to encourage key employees to remain with us. We also use performance based vesting in Synergy option grants. Generally, vesting and exercise rights cease upon termination of employment. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Timing of Equity Awards

        Only the Compensation Committee may approve stock option grants to Synergy's executive officers. Stock options are generally granted at predetermined meetings of the Compensation Committee. On limited occasions, grants may occur upon unanimous written consent of the Compensation Committee, which occurs primarily for the purpose of approving a compensation package for newly hired or promoted executive. The exercise price of a newly granted option is the closing price of Synergy's common stock on the date of grant.

Executive Equity Ownership

        Synergy encourages its executives to hold a significant equity interest in the company. However, Synergy does not have specific share retention and ownership guidelines for Callisto's executives.

Performance-Based Compensation and Financial Restatement

        Synergy has not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to Synergy's executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Severance and Change in Control Arrangements

        Several of Synergy's executives have employment and other agreements which provide for severance payment arrangements and/or acceleration of stock option vesting that would be triggered by an acquisition or other change in control of Synergy. See "—Employment Agreements Control Arrangements" below for a description of the severance and change in control arrangements for Synergy's named executive officers.

Effect of Accounting and Tax Treatment on Compensation Decisions

        In the review and establishment of Synergy's compensation programs, Synergy considers the anticipated accounting and tax implications to Synergy and its executives.

        Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to Synergy's chief executive officer and each of Synergy's next four most highly compensated executive officers, unless certain specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We believe that grants of equity awards under Synergy's existing stock plans qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in Synergy's interests to structure Synergy's compensation programs to satisfy the requirements of Section 162(m). Synergy seeks to maintain flexibility in compensating Synergy's executives in a manner designed to promote Synergy's corporate goals and therefore Synergy's compensation committee has not adopted a policy requiring all compensation to be deductible. Synergy's compensation committee will continue to assess the impact of Section 162(m) on Synergy's compensation practices and determine what further action, if any, is appropriate.

Role of Executives in Executive Compensation Decisions

        Synergy's Board and Synergy's Compensation Committee generally seek input from Synergy's Chief Executive Officer, Gary S. Jacob, when discussing the performance of, and compensation levels for executives other than himself. The Compensation Committee also works with Dr. Jacob and Synergy's Senior Vice President, Finance in evaluating the financial, accounting, tax and retention implications of Synergy's various compensation programs. Neither Dr. Jacob nor any of Synergy's other executives participates in deliberations relating to his or her compensation.

Chief Executive Officer Compensation for Fiscal Year 2011

        On May 2, 2011, Dr. Gary Jacob entered into a second amended and restated employment agreement with Synergy in which he agreed to serve as Chief Executive Officer and President. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2014 and is automatically renewed for successive one year periods at the end of each term. Dr. Jacob's current salary is $324,450 per year. Dr. Jacob is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Dr. Jacob is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for Synergy's technology or enter into a joint venture in which we contribute such rights to the joint venture where the enterprise value equals or exceeds a minimum of $250 million during the term of the agreement or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or the sum of the license fees actually received in the case of an out license, multiplied by 0.5%. In addition, in the event Synergy engages in a merger transaction or a sale of substantially all of Synergy's assets where (i) Synergy's enterprise value at the time of the merger or sale equals or exceed $400 million and Synergy's stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) Synergy's enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and Synergy's stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Dr. Jacob shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%.

        The Compensation Committee believes that the amendments to Dr. Jacob's employment agreement incentivize Dr. Jacob to the maximum extent possible to obtain the highest price possible for stockholders in the event of a sale or merger of Synergy.

2011 Bonus

        On December 29, 2011, the Compensation Committee approved a $227,115 bonus for Dr. Jacob and a $223,330 bonus for Mr. Cerrone, each of which were 70% of such individual's base salary for 2011. The Compensation Committee reviewed the following factors in determining the amount of the bonus awarded to each individual. Dr. Jacob's employment agreement and Mr. Cerrone's consulting agreement allows for an annual bonus equal to 50% of their base salary or base compensation, as the case may be. The Compensation Committee believed that each of Dr. Jacob and Mr. Cerrone did an outstanding job during 2011 in a challenging environment with limited resources and that accounted for the extra 20% bonus payment.

  1.
  Successful initiation of a Phase II/III clinical trial of plecanatide in CC patients.

  2.
  Recruiting key members of management such as Director of Clinical Operations.

  3.
  Certain plecanatide manufacturing milestones.

  4.
  Successfully execute a public offering raising substantial capital.

  5.
  Successfully move the trading of Synergy's common stock onto a national securities exchange.

        In making its determination as to whether Dr. Jacob and Mr. Cerrone achieved their performance objectives for awarding 2011 bonus, the Compensation Committee looked at the above-mentioned performance objectives in totality and what the achievement of those performance objectives meant to us and Synergy's business. The Compensation Committee did not assign actual levels of achievement to each objective.

2012 Bonus Criteria

        As of November 29, 2012, the Compensation Committee had not yet determined the performance criteria for Dr. Jacob's and Mr. Cerrone's 2012 bonus.

Compensation Risk Management

        Synergy has considered the risk associated with Synergy's compensation policies and practices for all employees, and Synergy believes it hasdesigned Synergy's compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on us.

Summary Compensation Table

        The following table provides certain summary information concerning compensation awarded to, earned by or paid to Synergy's Chief Executive Officer, Principal Financial Officer and two other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal year 2011.

        Synergy's below named executive officers hold identical positions with Callisto. These executive officers are paid by Synergy and a portion of their salaries is allocated to Callisto. The compensation below represents Synergy's share of the total compensation paid to each executive on a consolidated basis during the fiscal year ended December 31, 2011. During the fiscal year ended December 31, 2011, Synergy's share of compensation for each of Gabrielle Cerrone, Gary S. Jacob and Bernard F. Denoyer, was approximately 98%, 99% and 92%, respectively, of the aggregate amount paid.

Name & Principal Position	Year	Salary	Bonus		Option and Restricted Stock Awards(1)		Total
Gabriele M. Cerrone	2011	$287,139	$340,648		$1,244,126		$1,871,913
Chairman	2010	280,250	1,397,762	(2)	11,712,727	(3)	13,390,739
	2009	187,761	150,000		—		337,761
Gary S. Jacob	2011	324,450	346,421		1,244,126		1,914,997
President, Chief Executive Officer	2010	285,000	189,000		11,712,727	(3)	12,186,727
and Director	2009	243,937	150,000		—		393,937
Kunwar Shailubhai	2011	236,907	168,556		622,063		1,027,526
Chief Scientific Officer	2010	220,000	—		2,364,795	(3)	2,584,795
	2009	176,250	—		—		176,250
Bernard Denoyer	2011	180,675	54,508		—		235,273
Senior Vice President, Finance	2010	176,000	—		315,306	(3)	491,306
Principal Financial Officer	2009	125,687	—		—		125,687

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718, using the Black-Scholes valuation model.

(2)
$1,211,912 of such amount represents an accrued realization bonus. Mr. Cerrone has agreed with Synergy to defer payment of his bonus until the earlier of (i) March 31, 2012, (ii) the completion of a financing transaction yielding gross proceeds of $30 million on a cumulative basis subsequent to October 6, 2010 or (iii) the tenth business day after termination of the consulting agreement without cause or good reason (including a termination following a "change of control" transaction as that term is defined in his consulting agreement). In consideration of Mr. Cerrone agreeing to permit us to defer payment of his bonus we agreed to indemnify him from any liability for taxes or penalties that he may incur pursuant to Section 409A of the Internal Revenue Code and comparable state income tax laws. This bonus was paid in full during the year ended December 31, 2011.

(3)
Options underlying these amounts vest and are exercisable at $1.40 per share upon a change of control.

 Grants of Plan-Based Awards

        The following table sets forth information regarding stock option awards to Synergy's named executive officers under Synergy's stock option plans during the fiscal year ended December 31, 2011:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value ($)(1)
Gabriele M. Cerrone	12/29/2011	600,000	$3.35	$1,244,126
Gary S. Jacob	12/29/2011	600,000	3.35	1,244,126
Kunwar Shailubhai	12/29/2011	300,000	3.35	622,063

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718, using the Black-Scholes valuation model.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options and restricted stock, as well as the exercise prices and expiration dates thereof, as of December 31, 2011.

Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Dates	Number of Shares or Units of Restricted Stock That Have Vested(5)
Gabriele M. Cerrone	462,531	1,500,000	(1)	$0.50 - $3.35	July 3, 2018 - December 29, 2021	187,470
Gary S. Jacob	474,961	1,500,000	(2)	$0.50 - $3.35	July 3, 2018 - December 29, 2021	187,470
Kunwar Shailubhai	437,526	450,000	(4)	$0.50 - $3.35	July 3, 2018 - December 29, 2021	62,441
Bernard F. Denoyer	75,017	20,000	(3)	$0.50 - $1.40	July 3, 2018 - June 22, 2020	—

(1)
The unexercisable options of 600,000 vest one third each on December 29, 2012, 2013 and 2014 and 900,000 options vest upon change of control.

(2)
The unexercisable options of 600,000 vest one third each on December 29, 2012, 2013 and 2014 and 900,000 options vest upon change of control.

(3)
The unexercisable options of 20,000 vest upon change of control.

(4)
The unexercisable options of 300,000 vest one third each on December 29, 2012, 2013and 2014 and 150,000 options vest upon change of control.

(5)
The restricted stock awards vested fully on July 3, 2010.

Director Compensation

        The following table sets forth summary information concerning the total compensation earned by Synergy's non-employee directors in 2011 for services to Synergy.

Name	Fees Earned
Melvin K. Spigelman(1)	$34,000
John P. Brancaccio(2)	$40,000
Thomas H. Adams(3)	$30,000
Christopher McGuigan(4)	$32,500
Alan Joslyn(5)	$23,500

(1)
As of December 31, 2011, 174,000 stock options were outstanding, of which 154,500 were exercisable.

(2)
As of December 31, 2011, 129,523 stock options were outstanding, of which 108,023 were exercisable.

(3)
As of December 31, 2011, 121,523 stock options were outstanding, of which 103,273 were exercisable.

(4)
As of December 31, 2011, 122,523 stock options were outstanding, of which 103,773 were exercisable.

(5)
As of December 31, 2011, 84,000 stock options were outstanding, 50,000 of which were exercisable.

Employment Agreements and Change in Control Agreements

        On April 6, 2004, Kunwar Shailubhai, Ph.D. entered into an employment agreement with Synergy in which he agreed to serve as Senior Vice President, Drug Discovery. Dr. Shailubhai's employment agreement was for a term of 12 months beginning April 6, 2004 and is automatically renewed for successive one year periods at the end of each term. On July 9, 2008, Dr. Shailubhai was appointed Chief Scientific Officer of Synergy, his salary is currently $236,907 per year and he is eligible to receive a discretionary performance bonus of up to 25% of his salary per year.

        On May 2, 2011, Dr. Gary Jacob entered into a second amended and restated employment agreement with Synergy in which he agreed to serve as Chief Executive Officer and President. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2014 and is automatically renewed for successive one year periods at the end of each term. Dr. Jacob's current salary is $324,450 per year. Dr. Jacob is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Dr. Jacob is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for Synergy's technology or enter into a joint venture in which we contribute such rights to the joint venture where the enterprise value equals or exceeds a minimum of $250 million during the term of the agreement or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or the sum of the license fees actually received in the case of an out license, multiplied by 0.5%. In addition, in the event we engage in a merger transaction or a sale of substantially all of Synergy's assets where (i) Synergy's enterprise value at the time of the merger or sale equals or exceed $400 million and Synergy's stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) Synergy's enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and Synergy's stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Dr. Jacob shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%.

        If the employment agreement is terminated by Synergy other than for cause or as a result of Dr. Jacob's death or permanent disability or if Dr. Jacob terminates his employment for good reason which includes a change of control, Dr. Jacob shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base salary during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by Synergy's stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. In the event Dr. Jacob's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $973,350, less applicable withholding.

        On May 2, 2011, Gabriele M. Cerrone, Synergy's Chairman of the Board, entered into an amended and restated consulting agreement with Synergy. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2014 and is automatically renewed for successive one year periods at the end of each term. Pursuant to the agreement, Mr. Cerrone's current compensation is $319,043 per year. Mr. Cerrone is eligible to receive a cash bonus of up to 50% of his base compensation per year based on meeting certain performance objectives and bonus criteria. Mr. Cerrone is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for Synergy's technology or enter into a joint venture in which we contribute such rights to the joint venture where the enterprise value equals or exceeds a minimum $250 million during the term of the agreement or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or financing or the sum of the license fees actually received multiplied by 0.5%. In addition, in the event we engage in a merger transaction or a sale of substantially all of Synergy's assets where (i) Synergy's enterprise value at the time of the merger or sale equals or exceed $400 million and Synergy's stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) Synergy's enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and Synergy's stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Mr. Cerrone shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%.

        On October 6, 2010 Synergy achieved the $20 million threshold required for Mr. Cerrone's realization bonus to be accrued on the cumulative gross proceeds of financing transactions since August 1, 2008. This bonus totaled $1,211,912, was deemed compensatory in nature and charged to expense during the year ended December 31, 2010. Mr. Cerrone has agreed with us to defer payment of his bonus until the earlier of (i) March 31, 2012, (ii) the completion of a financing transaction yielding gross proceeds of $30 million on a cumulative basis subsequent to October 6, 2010 or (iii) the tenth business day after termination of the consulting agreement without cause or good reason (including a termination following a "change of control" transaction as that term is defined in his consulting agreement). In consideration of Mr. Cerrone agreeing to permit us to defer payment of his bonus we agreed to indemnify him from any liability for taxes or penalties that he may incur pursuant to Section 409A of the Internal Revenue Code and comparable state income tax laws. This bonus was paid in full during the year ended December 31, 2011, which payment does not terminate Synergy's indemnification liability.

        If the consulting agreement is terminated by Synergy other than for cause or as a result of Mr. Cerrone's death or permanent disability or if Mr. Cerrone terminates the agreement for good reason which includes a change of control, Mr. Cerrone shall receive (i) a severance payment equal to the higher of the aggregate amount of his base compensation for the then remaining term of the agreement or twelve times the average monthly base compensation paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base compensation during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by Synergy's stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Synergy's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $957,129 less applicable withholding.

        On January 20, 2011, Bernard F. Denoyer entered into an executive employment agreement with Synergy in which he agreed to serve as Senior Vice President, Finance. The term of the agreement was effective as of January 20, 2011, continues until January 20, 2013 and is automatically renewed for successive one year periods at the end of each term. Mr. Denoyer's base salary is currently $200,850 and he is eligible to receive a cash bonus of up to 20% of his base salary per year at the discretion of the Compensation Committee of the Board of Directors. If the employment agreement is terminated by Synergy other than for cause or as a result of Mr. Denoyer's death or permanent disability or if Mr. Denoyer terminates his employment for good reason which includes a change of control, Mr. Denoyer shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by Synergy's stock option plans or ten years following the termination date, (iii) payment in respect of compensation earned but not yet paid and (iv) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Denoyer's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $211,855, less applicable withholding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        As of December 31, 2011, Synergy had advanced Callisto, $1,541,456 which is Callisto's share of Callisto's payments for common operating costs since July 2008. This indebtedness is evidenced by an unsecured promissory note which bears interest at 6% per annum and is due on December 19, 2012. As of September 30, 2012, this balance was $2,655,594.

CONFLICTS OF INTEREST

        Gabriele Cerrone and his affiliates are subject to certain potential conflicts of interests. His consulting agreement expressly recognizes that he may provide consulting services to others. In addition, from time to time, he or his affiliates may be presented with business opportunities which could be suitable for Synergy's business and Mr. Cerrone is not subject to any restrictions with respect to other business activities, except to the extent such activities are in violation of Synergy's Code of Conduct and Ethics or violate general confidentiality provisions of his consulting agreement. In instances where there is potential conflict of interest or business opportunity, with respect to any officer or director, including Mr. Cerrone, Synergy's Audit Committee has both the authority and responsibility to review such matters and take appropriate actions.

        Any future transactions with officers, directors or 5% stockholders will be on terms no less favorable to Synergy than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of Synergy's independent and disinterested directors who have access to Synergy's counsel or independent legal counsel at Synergy's expense.

SYNERGY PROPOSAL NO. 6—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board recommends approval of the appointment of BDO USA, LLP ("BDO USA"), the present auditors, as the auditors of Synergy to hold office until the close of the next annual meeting of stockholders. BDO USA has provided services in connection with the audit of Synergy's financial statements for the years ended December 31, 2008 through December 31, 2011, assistance with Synergy's Annual Report submitted to the SEC on Form 10-K, and consultation on matters relating to accounting and financial reporting.

Audit Fees

        The aggregate fees billed and unbilled for the fiscal years ended December 31, 2011 and December 31, 2010 for professional services rendered by Synergy's principal accountants for the audits of Synergy's annual financial statements, the review of Synergy's financial statements included in Synergy's quarterly reports on Form 10-Q and consultations and consents were approximately $307,890 and $169,250, respectively.

Audit-Related Fees

        There were no aggregate fees billed for the fiscal year ended December 31, 2011 and 2010 for assurance and related services rendered by Synergy's principal accountants related to the performance of the audit or review of Synergy's financial statements.

Tax and Other Fees

        The aggregate fees billed for the fiscal year ended December 31, 2011 and December 31, 2010 for professional services rendered by Synergy's principal accountants for tax compliance were $22,650 and $22,500, respectively.

        Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by Synergy's principal accountants on a case-by-case basis. Synergy's Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by Synergy's principal accountants. Synergy's Audit Committee pre-approves these services by category and service. Synergy's Audit Committee has pre-approved all of the services provided by Synergy's principal accountants.

        Votes Required to Approve the Ratification of the Appointment by the Audit Committee of BDO USA, LLP as Synergy's Independent Registered Public Accounting Firm

        The affirmative vote of the holders of a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the annual meeting will be required to approve the ratification of the appointment by Synergy's Audit Committee of BDO USA, LLP as Synergy's independent registered public accounting firm.

        THE SYNERGY BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF SYNERGY PROPOSAL NO. 6.

 SYNERGY PROPOSAL NO. 7—ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle Synergy's stockholders to vote to approve, on an advisory basis, the compensation of Synergy's Named Executive Officers as disclosed in this Joint Proxy Statement/Prospectus pursuant to the SEC's rules.

        As described in detail in this Joint Proxy Statement/Prospectus under the heading "Chapter Six—Synergy Annual Meeting Proposals—Synergy Proposal No. 5—Election of Directors—Compensation of Executive Officers," Synergy's executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement Synergy's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers' interests with those of Synergy's stockholders. Under these programs, Synergy's executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value. Please read the referenced sections for additional details about Synergy's executive compensation programs, including information about the fiscal year 2011 compensation of Synergy's Named Executive Officers.

        The Compensation Committee continually reviews the compensation programs for Synergy's executive officers to ensure they achieve the desired goals of aligning Synergy's executive compensation structure with Synergy's stockholders' interests and current market practices.

        Synergy is asking Synergy's stockholders to indicate their support for Synergy's Named Executive Officer compensation as disclosed in this Joint Proxy Statement/Prospectus. This proposal, commonly known as a "say-on-pay" proposal, gives Synergy's stockholders the opportunity to express their views on Synergy's executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Synergy's Named Executive Officers and the philosophy, policies and practices described in this Joint Proxy Statement/Prospectus. Accordingly, Synergy will ask its stockholders to vote "FOR" the following resolution at the Annual Meeting:

        "RESOLVED, that the compensation paid to Synergy's Named Executive Officers, as disclosed in Synergy's Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        The say-on-pay vote is advisory, and therefore not binding on Synergy, the Compensation Committee or Synergy's Board. Synergy's Board and Synergy's Compensation Committee value the opinions of Synergy's stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Joint Proxy Statement/Prospectus, Synergy will consider Synergy's stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation

        THE SYNERGY BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE COMPENSATION OF SYNERGY'S NAMED EXECUTIVE OFFICERS AS DESCRIBED UNDER THE HEADING "COMPENSATION OF EXECUTIVE OFFICERS," AND THE RELATED DISCLOSURES CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS.

 SYNERGY PROPOSAL 8—ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In addition to the advisory approval of Synergy's executive compensation program, Synergy is also holding a non-binding advisory vote by stockholders on the frequency with which stockholders would have an opportunity to hold an advisory vote on Synergy's executive compensation program. Synergy has included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act. Synergy is providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, Synergy recommends that Synergy stockholders select a frequency of three years.

        While Synergy's executive compensation program is designed to support long-term value creation, in recent years we have conducted in-depth reviews of Synergy's executive compensation with outside consultants every three years. Accordingly, a vote every three years will coincide with this more detailed review and an every three-year vote will allow for the highest level of accountability and direct communication between Synergy and its stockholders. Synergy therefore recommend that Synergy stockholders select "Three Years" when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, Synergy's Board will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory note on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or Synergy, the Board may decide that it is in the best interests of Synergy's stockholders and Synergy to hold an advisory vote on executive compensation more or less frequently than the option approved by Synergy's stockholders.

Recommendation

        THE SYNERGY BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR A THREE-YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

 HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost.

        This year, a number of brokers with account holders who are Synergy's stockholders will be "householding" Synergy's proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170, Attention: Investor Relations.

 OTHER MATTERS

        The Board of Directors of Synergy knows of no other matters that will be presented for consideration at the Synergy annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

CHAPTER SEVEN—CALLISTO SPECIAL MEETING PROPOSALS

CALLISTO PROPOSAL NO. 1—ADOPTION AND APPROVAL OF THE MERGER AGREEMENT

        For summary and detailed information regarding the merger proposal, see "Chapter One—The Merger."

        THE CALLISTO BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION AND APPROVAL OF THE MERGER AGREEMENT

 CALLISTO PROPOSAL NO. 2—POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

        If Callisto fails to receive a sufficient number of votes to approve Callisto Proposal No. 1, Callisto may propose to adjourn the special meeting, if a quorum is present, for the purpose of soliciting additional proxies to approve Callisto Proposal No. 1. Callisto currently does not intend to propose adjournment at the special meeting if there are sufficient votes to approve Callisto Proposal No. 1. If approval of the proposal to adjourn the Callisto special meeting for the purpose of soliciting additional proxies is submitted to stockholders for approval, such approval requires the affirmative vote of the holders of a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Callisto special meeting.

        THE CALLISTO BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF CALLISTO PROPOSAL NO. 1

 CHAPTER EIGHT—ADDITIONAL INFORMATION FOR STOCKHOLDERS

FUTURE STOCKHOLDER PROPOSALS

        Any stockholder proposal for Synergy's annual meeting in 2013 must be sent to Synergy's Secretary at the address of Synergy's principal executive office given under "Where You Can Find More Information" on page 178. The deadline for receipt of a proposal to be considered for inclusion in Synergy's proxy statement is March 31, 2013. The deadline for notice of a proposal for which a stockholder will conduct his or her own solicitation is the date not less than 120 days nor more than 90 days prior to the annual meeting, unless the date of the meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the prior year's annual meeting, in which case the stockholder's notice of proposal to Synergy must be received within 10 days after the public announcement of such advancement or delay. If Synergy does not receive notice of any matter to be considered for presentation at the annual meeting within such time, management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended.

        On request, Synergy's Secretary will provide detailed instructions for submitting proposals.

        SEC rules set forth standards for the exclusion of some stockholder proposals from a proxy statement for an annual meeting.

LEGAL MATTERS

        The validity of the Synergy common stock to be issued to Callisto stockholders pursuant to the merger will be passed upon by Sichenzia Ross Friedman Ference LLP. Certain tax matters are being passed upon for Synergy by Wilk Auslander LLP.

EXPERTS

        The financial statements of Synergy Pharmaceuticals Inc. as of December 31, 2011 and 2010 and for the three years ended December 31, 2011, 2010 and 2009 and the period from November 15, 2005 (inception) to December 31, 2011 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2011 incorporated by reference in this Registration Statement have been so incorporated in reliance on the report of BDO USA, LLP, an independent registered public accounting firm, incorporated herein by reference, given on the authority of said firm as experts in auditing and accounting. Our report on the financial statements contains an explanatory paragraph regarding the Company's ability to continue as a going concern.

        The financial statements of Callisto Pharmaceuticals, Inc. as of December 31, 2011 and 2010 and for the two years in the period ended December 31, 2010 and the period from June 5, 1996 (inception) to December 31, 2011 included in this Registration Statement have been so included in reliance on the reports of BDO USA, LLP, an independent registered public accounting firm appearing elsewhere herein given on the authority of said firm as experts in auditing and accounting. Our report on the financial statements contains an explanatory paragraph regarding the Company's ability to continue as a going concern.

WHERE YOU CAN FIND MORE INFORMATION

        Synergy has filed a registration statement with the SEC under the Securities Act of 1933, as amended (the "Securities Act") that registers the shares of Synergy common stock to be issued in the merger to Callisto stockholders and includes this proxy statement/prospectus. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Synergy and its common stock, Callisto and the combined company. The rules and regulations of the

SEC allow us to omit some information included in the registration statement from this proxy statement/prospectus.

        In addition, Synergy and Callisto each file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). You may read and copy this information at the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at l-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like Synerg and Callisto, who file electronically with the SEC. The address of that site is http://www.sec.gov.

        You may obtain copies of the documents that Synergy files with the SEC, free of charge, by going to Synergy's website (http://www.synergypharma.com) or by written or oral request to Investor Relations, at 420 Lexington Avenue, Suite 1609, New York, New York 10174, telephone: (212) 279-0020.

        The SEC allows Synergy to "incorporate by reference" information into this Joint Proxy Statement/Prospectus. This means that Synergy can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Joint Proxy Statement/Prospectus, except for any information that is superseded by information that is included directly in this Joint Proxy Statement/Prospectus or in other later-filed documents that are incorporated by reference. Information furnished under Item 2.02 or Item 7.01 of Synergy' current reports on Form 8-K is not incorporated by reference in this Joint Proxy Statement/Prospectus and registration statement. The information incorporated by reference contains important information about our companies and their financial condition.

        The following documents filed with the SEC by Synergy are incorporated by reference into this Joint Proxy Statement/Prospectus:

  •
  Synergy's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed with the SEC on November 13, 2012;

  •
  Synergy's Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, filed with the SEC on August 9, 2012;

  •
  Synergy's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the SEC on May 10, 2012;

  •
  Synergy's Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 15, 2012;

  •
  Synergy's Current Reports on Form 8-K filed with the SEC on May 2, 2012, May 4, 2012, May 10, 2012, July 23, 2012, August 14, 2012, August 23, 2012, September 20, 2012, September 25, 2012, October 16, 2012, October 22, 2012 November 9, 2012 and November 14, 2012.

        Synergy incorporates by reference additional documents that it may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of Synergy's annual meeting (other than the portions of those documents not deemed to be filed). These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

        Synergy and Callisto incorporate by reference the following additional documents:

  •
  the Agreement and Plan of Merger and exhibits thereto attached to this Joint Proxy Statement/Prospectus as Annex A;

  •
  Amendment No. 1 to the Agreement and Plan of Merger attached to this Joint Proxy Statement/Prospectus as Annex B;

  •
  the Opinion of Canaccord Genuity Inc. attached to this Joint Proxy Statement/Prospectus as Annex C;

  •
  the Opinion of Brean Murray, Carret & Co., LLC Inc. attached to this Joint Proxy Statement/Prospectus as Annex D;

  •
  Synergy's 2008 Equity Compensation Incentive Plan attached to this Joint Proxy Statement/Prospectus as Annex E;

  •
  Synergy's Amendment to the Second Amended and Restated Certificate of Incorporation attached to this Joint Proxy Statement/Prospectus as Annex F

  •
  Appraisal Rights under Delaware General Corporation Law attached to this Joint Proxy Statement/Prospectus as Annex G;

  •
  Callisto's Annual Report on Form 10-K for the year ended December 31, 2011 attached to this Joint Proxy Statement/Prospectus as Annex H; and

  •
  Callisto's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 attached to this Joint Proxy Statement/Prospectus as Annex I.

        Synergy has supplied all information contained or incorporated by reference in this Joint Proxy Statement/Prospectus relating to Synergy, as well as all pro forma financial information, and Callisto has supplied all information contained or incorporated by reference in this Joint Proxy Statement/Prospectus relating to Callisto.

        Documents incorporated by reference are available from the companies without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this Joint Proxy Statement/Prospectus. You can obtain documents incorporated by reference in this Joint Proxy Statement/Prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

Synergy Pharmaceuticals Inc.	Callisto Pharmaceuticals, Inc.
420 Lexington Avenue, Suite 1609	420 Lexington Avenue, Suite 1609
New York, New York 10170	New York, New York 10170
(212) 297-0020	(212) 297-0010
Attention: Investor Relations	Attention: Investor Relations

        If you would like to request documents, please make sure your request is received by December 27, 2012, in order to receive them before our meetings. If you request any incorporated documents from Synergy or Callisto, the appropriate company will mail them to you by first class mail, or another equally prompt means, within one business day after your request is received.

        We have not authorized anyone to give any information or make any representation about the merger or the companies that is different from, or in addition to, that contained in this Joint Proxy Statement/Prospectus or in any of the materials that have been incorporated into this Joint Proxy Statement/Prospectus. Therefore, if anyone distributes this type of information, you should not rely upon it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this Joint Proxy Statement/Prospectus or the solicitation of proxies is unlawful, or you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this Joint Proxy Statement/Prospectus does not extend to you. The information contained in this Joint Proxy Statement/Prospectus speaks only as of the date of this Joint Proxy Statement/Prospectus unless the information specifically indicates that another date applies.

Annex A

Execution Version

 AGREEMENT AND PLAN OF MERGER

by and between

SYNERGY PHARMACEUTICALS INC.

and

CALLISTO PHARMACEUTICALS, INC.

Dated as of July 20, 2012

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of July 20, 2012, by and between SYNERGY PHARMACEUTICALS INC., a Delaware corporation ("Synergy"), and CALLISTO PHARMACEUTICALS, INC., a Delaware corporation (the "Callisto").

RECITALS:

        A.    Upon the terms and subject to the conditions set forth this Agreement (as defined in Section 1.2 hereof) and in accordance with the Delaware General Corporation Law (the "Delaware Law"), Synergy and Callisto intend to enter into a business combination transaction.

        B.    The Board of Directors of Synergy (i) has determined that the Merger (as defined in Section 1.1 hereof) is fair to and in the best interests of Synergy and its stockholders and (ii) has unanimously approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) has determined to recommend that the stockholders of the Synergy adopt and approve this Agreement and approve the Merger

        C.    The Board of Directors of Callisto (i) has determined that the Merger is fair to and in the best interests of Callisto and its stockholders, and (ii) has unanimously approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) has determined to recommend that the stockholders of Callisto adopt and approve this Agreement and approve the Merger.

        D.    Concurrently with the execution of this Agreement, and as a condition and inducement to Synergy's willingness to enter into this Agreement, certain affiliates of Callisto are entering into Voting Agreements, in the form attached hereto as Exhibit A (each, a "Voting Agreement" and, collectively, the "Voting Agreements").

        E.    The parties hereto intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

AGREEMENT

        NOW, THEREFORE, in consideration of foregoing premises, the mutual covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

ARTICLE I
THE MERGER

        1.1    The Merger.    At the Effective Time (as defined in Section 1.2 hereof) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of Delaware Law, Callisto shall be merged with and into Synergy (the "Merger"), the separate corporate existence of Callisto shall cease and Synergy shall continue as the surviving corporation. Synergy, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the "Surviving Corporation."

        1.2    Effective Time; Closing.    Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger in the form attached hereto as Exhibit B with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the "Certificate of Merger") (the time of such filing (or such later time as may be agreed in writing by Callisto and Synergy and specified in the Certificate of Merger) being referred to herein as the "Effective Time") as soon as practicable on or after the Closing Date (as defined below). Unless the context otherwise requires, the term "Agreement" as used herein refers collectively to this Agreement and Plan of Merger and Reorganization and the Certificate of Merger.

The closing of the Merger and the other transactions contemplated hereby (the "Closing") shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York, at a time and date to be specified by the parties hereto, which time and date shall be no later than the second (2nd) business day after the satisfaction or waiver of the conditions set forth in Article VI hereof, or at such other location, time and date as the parties hereto shall mutually agree in writing (the date upon which the Closing actually occurs being referred to herein as the "Closing Date").

        1.3    Effect of the Merger.    At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Callisto shall vest in the Surviving Corporation, and all debts, liabilities and duties of Callisto shall become the debts, liabilities and duties of the Surviving Corporation.

        1.4    Certificate of Incorporation; Bylaws.

          (a)    Certificate of Incorporation.    At the Effective Time, the Certificate of Incorporation of Synergy shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with Delaware Law and such Certificate of Incorporation.

          (b)    Bylaws.    The Bylaws of Synergy as in effect immediately prior to the Effective Time, shall be, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended in accordance with Delaware Law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

        1.5    Directors and Officers.

          (a)    Directors.    At the Effective Time, the Board of Directors of Synergy shall consist of (i) Gabriele Cerrone, (ii) Gary Jacob, (iii) John Brancaccio, (iv) Thomas Adams, (v) Chris McGuigan, (vi) Melvin Spigelman and (vii) Alan Joslyn, each of such directors to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws, each as amended to date, of Synergy, until their respective successors shall have been elected and qualified or until otherwise provided by law.

          (b)    Officers.    At the Effective Time, the Officers of Synergy shall consist of (i) Gary Jacob, (ii) Kunwar Shailubhai and (iii) Bernard Denoyer, each of such officers to hold their respective office at the discretion of the Board of Directors.

        1.6    Effect on Capital Stock.    Subject to the terms and conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Callisto or the holders of any of the following securities, the following shall occur:

          (a)    Conversion of Callisto Common Stock.    Each share of Common Stock, par value $0.0001 per share, of Callisto ("Callisto Common Stock") issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares, which shall be handled as set forth in Section 1.11, shall be canceled and extinguished and automatically converted (subject to Section 1.6(e) and Section 1.6(f) hereof) into the right to receive .17 (the "Exchange Ratio") shares of Common Stock, par value $0.0001 per share, of Synergy (the "Synergy Common Stock"). If any shares of Callisto Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Callisto, then the shares of Synergy Common Stock issued in exchange for such shares of Callisto Common Stock shall also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Synergy Common Stock may accordingly be marked with appropriate legends. Callisto shall take all action that may be necessary to ensure that, from and after the Effective

  Time, Synergy is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

          (b)    Assumption of Callisto Preferred Stock.    Each share of Series A Convertible Preferred Stock, par value $0.0001 per share, of Callisto ("Callisto Preferred Stock") issued and outstanding immediately prior to the Effective Time, shall be exchanged for such number of shares of Series A Convertible Preferred Stock, par value $0.0001 per share, of Synergy ("Synergy Preferred Stock") as would be issuable pursuant to the Exchange Ratio, with a pro rata adjustment to the exercise price of such Synergy Preferred Stock.

          (c)    Stock Options and Warrants.    At the Effective Time, (i) all options to purchase Callisto Common Stock then outstanding under (A) any stock option plan of Callisto, all of which are identified in Section 2.3(a) (the "Callisto Option Plans") and (B) any other arrangements to purchase capital stock of Callisto ("Callisto Option Arrangements" and, together with the Callisto Option Plans, the "Callisto Stock Plans"), (ii) all warrants to purchase Callisto Common Stock ("Callisto Warrants"), (iii) the Assumed Option (as defined in Section 5.9(c)) and (iv) all stock appreciation or phantom stock rights of Callisto, shall be treated as set forth in Section 5.9 hereof.

          (d)    Cancellation of Synergy Common Stock owned by Callisto.    At the Effective Time, each issued and outstanding share of Synergy Common Stock held by Callisto immediately prior to the Effective Time shall be cancelled and shall cease to exist, with no payment being made with respect thereto.

          (e)    Adjustments to Exchange Ratio.    The Exchange Ratio shall be adjusted to reflect appropriately the effect of any forward or reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Synergy Common Stock or Callisto Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Synergy Common Stock or Callisto Common Stock occurring on or after the date hereof and prior to the Effective Time.

          (f)    Fractional Shares.    No fraction of a share of Synergy Common Stock shall be issued by virtue of the Merger, but in lieu thereof, each holder of shares of Callisto Common Stock and Callisto Preferred Stock who would otherwise be entitled to a fraction of a share of Synergy Common Stock (after aggregating all fractional shares of Synergy Common Stock that otherwise would be received by such holder) shall be automatically converted into the right to receive one full additional share of Synergy Common Stock.

        1.7    Share Issuance Process.

          (a)    Synergy to Provide Common Stock.    Promptly following the Effective Time, Synergy shall make available for delivery in accordance with this Article I, the shares of Synergy Common Stock issuable pursuant to Section 1.6 hereof. Such shares shall be issuable in accordance with stock register of Callisto as of the Effective Time, to each holder of record as of such time (other than holders of Dissenting Shares). Physical stock certificates of Callisto Common Stock and Callisto Preferred Stock shall not be required to be exchanged for Synergy Common Stock certificates and shall be deemed to be automatically issuable in exchange for outstanding shares of Callisto Common Stock and Callisto Preferred Stock. All shares of Callisto Common Stock and Callisto Preferred Stock shall be deemed to no longer be issued and outstanding as of the Effective Time, subject to rights of holders of Dissenting Shares as set forth below.

          (b)    Transfers of Ownership.    If certificates representing shares of Synergy Common Stock are to be issued in a name other than that reflected on Callisto's stock register, it will be a condition of the issuance thereof that the persons requesting such exchange will have paid to Synergy or any agent designated by it, any transfer or other taxes required by reason of the issuance of certificates representing shares of Synergy Common Stock in any name other than that of the registered holder of Callisto Common Stock, Callisto Preferred Stock, or established to the satisfaction of Synergy or any agent designated by it that such tax has been paid or is not payable.

          (c)    No Liability.    Notwithstanding anything to the contrary in this Section 1.7, neither Synergy nor any other party hereto shall be liable to a holder of shares of Synergy Common Stock, Callisto Common Stock or Callisto Preferred Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

        1.8    No Further Ownership Rights in Callisto Common Stock.    All shares of Synergy Common Stock issued in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Callisto Common Stock and Callisto Preferred Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Callisto Common Stock and Callisto Preferred Stock which were outstanding immediately prior to the Effective Time. If, at any time following the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

        1.9    Lost, Stolen or Destroyed Certificates.    In the event that any Certificates shall have been lost, stolen or destroyed, Synergy shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Synergy Common Stock into which the shares of Callisto Common Stock or Callisto Preferred Stock represented by such Certificates were converted pursuant to Section 1.6 hereof.

        1.10    Tax Consequences.    It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations. None of the parties hereto shall take any action that would be reasonably expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code.

        1.11    Dissenting Shares.    Notwithstanding anything contained herein, the shares of Callisto Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by Callisto Stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Section 262 of Delaware Law (the "Dissenting Shares") shall not be converted into Synergy Common Stock, unless and until such Callisto Common Stockholders shall have waived in writing or failed to perfect or shall have effectively withdrawn or lost their rights to appraisal under Section 262 of Delaware Law; and any such Callisto Common Stockholder shall have only such rights in respect of the Dissenting Shares owned by them as are provided by Delaware Law. If any such Callisto Common Stockholder shall have waived in writing or failed to perfect or shall have effectively withdrawn or lost such right, such Callisto Common Stockholder's Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for Synergy Common Stock without any interest thereon. Callisto will promptly comply with its obligations under Section 262 of the Delaware Law and will give Synergy prompt notice of any demands and withdrawals of such demands received by Callisto for appraisals of Dissenting Shares.

        1.12    Taking of Necessary Action; Further Action.    If, at any time following the Effective Time, any further action is necessary or desirable to carry out the purposes and intent of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Callisto, the officers and directors of Callisto shall take all such lawful and necessary action.

        1.13    Callisto Statements Regarding Synergy.    The parties acknowledge that Callisto filed consolidated financial statements that include the financial results of Synergy; however the intent of this Agreement is for Callisto to provide representations and warranties on all information in its possession other than information specific to Synergy that it would obtain from Synergy. Therefore, all references throughout this Agreement to "Callisto," "Callisto and it subsidiaries," "Callisto or its subsidiaries" and/or "Callisto nor any of its subsidiaries" shall be references to Callisto and all of its subsidiaries other than Synergy and any references to predecessor shall be references to all predecessors of Callisto other than Synergy and representations regarding financial statements shall be representations solely with regard to information that does not include information provided by Synergy and shall solely be information pertaining to Callisto and its subsidiaries other than Synergy.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF CALLISTO

        Callisto hereby represents and warrants to Synergy, as of the date hereof and as of the Closing Date as though made at the Closing Date, subject to such exceptions as are specifically disclosed in writing (with reference to a specific section of this Agreement to which each such exception applies; provided, however, that if any Section of the Callisto Disclosure Letter, as defined below, discloses an item or information in such a way as to make its relevance to the disclosure required by another section reasonably apparent based upon the substance of such disclosure, the matter shall be deemed to have been disclosed in such other section of the Callisto Disclosure Letter, notwithstanding the omission of an appropriate cross-reference to such other section) in a disclosure letter supplied by Callisto to Synergy, dated as of the date hereof and certified by a duly authorized officer of Callisto (the "Callisto Disclosure Letter"), as follows:

        2.1    Organization and Qualification; subsidiaries.

          (a)   Each of Callisto and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Callisto and its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, have a Material Adverse Effect on Callisto or its subsidiaries. Each of Callisto and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect on Callisto or its subsidiaries.

          (b)   Callisto has no subsidiaries except for the entities identified in Section 2.1(b) of the Callisto Disclosure Letter. Neither Callisto nor any of its subsidiaries has agreed, is obligated to make, or is bound by, any written, oral or other agreement, contract, sub-contract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sub-license, insurance policy, benefit plan, commitment, or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity. Neither Callisto nor any of its subsidiaries directly or indirectly owns any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity.

        2.2    Certificate of Incorporation and Bylaws.    Callisto and each of its subsidiaries has previously furnished to Synergy a complete and correct copy of its Certificate of Incorporation and Bylaws as amended to date. Such Certificate of Incorporation, Bylaws and equivalent organizational documents of Callisto and each of its subsidiaries are in full force and effect. Neither Callisto nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws or equivalent organizational documents.

        2.3    Capitalization.

          (a)   The authorized capital stock of Callisto consists of 225,000,000 shares of Callisto Common Stock and 20,000,000 shares of Preferred Stock, of which 700,000 shares are designated Series A Preferred Stock and 2,500,000 shares are designated Series B Preferred Stock. As of the close of business on the date hereof, (i) 158,743,343 shares of Callisto Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (ii) no shares of Callisto Common Stock were held in treasury by Callisto or by any subsidiaries of Callisto, (iii) 8,000 shares of Series A Preferred Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (iv) no shares of Series B Preferred Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (v) 3,113,817 shares of Callisto Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Callisto Common Stock under the 1996 Incentive and Non-Qualified Stock Option Plan (the "1996 Plan"), (vi) 2,256,500 shares of Callisto Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Callisto Common Stock under the 2005 Equity Compensation Incentive Plan (the "2005 Plan"), (vii) 140,500 shares of Callisto Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Callisto Common Stock under the 2005 Directors' Stock Option Plan (the "2005 Directors' Plan", and collectively with the 1996 Plan and the 2005 Plan, the "Callisto Plans"), (viii) 1,924,555 shares of Callisto Common Stock were reserved for issuance upon exercise of non-plan options to purchase Callisto Common Stock, (ix) 988,741 shares of Callisto Common Stock were reserved for issuance upon the exercise of the outstanding Callisto Warrants and (x) 1,000,000 shares of Synergy Common Stock held by Callisto were reserved by Callisto upon the exercise of the Assumed Option (as defined in Section 5.9(c)). All issued and outstanding Callisto Common Stock and all issued and outstanding capital stock of all subsidiaries held by Callisto is held by the persons and in the amount reflected in Section 2.3(a) of the Callisto Disclosure Letter. Section 2.3(a) of the Callisto Disclosure Letter sets forth the following information with respect to each Callisto Stock Option (as defined in Section 5.9 hereof) outstanding as to the date of the Agreement: (i) the name of the optionee; (ii) the particular plan pursuant to which such Callisto Stock Option was granted; (iii) the number of shares of Callisto Common Stock subject to such Callisto Stock Option; (iv) the exercise price of such Callisto Stock Option; (v) the date on which such Callisto Stock Option was granted; (vi) the applicable vesting schedule; (vii) the date on which such Callisto Stock Option expires; and (viii) whether the exercisability of such option will be accelerated in any way by the transactions contemplated by this Agreement, and indicates the extent of any such acceleration. Callisto has made available to Synergy accurate and complete copies of all stock option plans pursuant to which Callisto has granted such Callisto Stock Options that are currently outstanding and the form of all stock option agreements evidencing such Callisto Stock Options. All shares of Callisto Common Stock subject to the issuance aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and non assessable. Except as set forth in Section 2.3(a) of the Callisto Disclosure Letter, there are no commitments or agreements of any character to which Callisto is bound obligating Callisto to accelerate the vesting of any Callisto Stock Option as a result of the Merger. All outstanding shares of Callisto Common Stock, all outstanding Callisto Stock Options, and all outstanding shares of capital stock of each subsidiary of Callisto have been issued and granted in compliance with (i) all applicable securities laws and other applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issues, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined below) and (ii) all requirements set forth in applicable contracts, agreements, and instruments.

          (b)   Except for securities Callisto owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) directly or indirectly through one or more subsidiaries, as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any subsidiary of Callisto, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Section 2.3(b) or 2.3(a) of the Callisto Disclosure Letter or as set forth in Section 2.3(a) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Callisto or any of its subsidiaries is a party or by which it is bound obligating Callisto or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Callisto or any of its subsidiaries or obligating Callisto or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. As of the date of this Agreement, except as contemplated by this Agreement, there are no registration rights and there is, except for the Voting Agreements, no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which Callisto or any of its subsidiaries is a party or by which they are bound with respect to any equity security of any class of Callisto or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

        2.4    Authority Relative to this Agreement.    Callisto has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to obtaining the approval of the stockholders of Callisto of the Merger, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Callisto and the consummation by Callisto of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Callisto and no other corporate proceedings on the part of Callisto are necessary to authorize this Agreement or to consummate the transactions so contemplated (other than, with respect to the Merger, the approval and adoption of this Agreement and the approval of the Merger by holders of a majority of the outstanding shares of Callisto Common Stock in accordance with Delaware Law and Callisto's Certificate of Incorporation and Bylaws). This Agreement has been duly and validly executed and delivered by Callisto and, assuming the due authorization, execution and delivery by Synergy, constitute legal and binding obligations of Callisto, enforceable against Callisto in accordance with their respective terms.

        2.5    No Conflict; Required Filings and Consents.

          (a)   The execution and delivery of this Agreement by Callisto does not, and the performance of this Agreement by Callisto will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws or equivalent organizational documents of Callisto or any of its subsidiaries, (ii) subject to obtaining the approval of Callisto's stockholders in favor of approval and adoption of this Agreement and approval of the Merger, and obtaining the consents, approvals, authorizations and permits and making registrations, filings and notifications set forth in Section 2.5(b) hereof (or Section 2.5(b) of the Callisto Disclosure Letter), to the best of Callisto's knowledge, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Callisto or any of its subsidiaries or by which its or any of their respective properties is bound or affected, (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Callisto's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Callisto or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Callisto or any of its subsidiaries is a party or by which Callisto or any of its subsidiaries or its or any of their respective properties are bound or affected, or (iv) cause the acceleration of any vesting of any awards for or rights to Callisto Common Stock or the payment of or the acceleration of payment of any change in control, severance, bonus or other cash payments or issuance of shares of Callisto Common Stock, except in the case of clauses (ii) and (iii), to the extent such conflict, violation, breach, default, impairment or other effect could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Callisto or its subsidiaries.

          (b)   The execution and delivery of this Agreement by Callisto does not, and the performance of this Agreement by Callisto will not, require any consent, approval, authorization or permit of, or registration, filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (each, a "Governmental Entity" and, collectively, "Governmental Entities"), except for (i) applicable requirements, if any, of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws"), and foreign Governmental Entities and the rules and regulations promulgated thereunder, (ii) the filing and recordation of the Merger Certificate as required by the Delaware Law, and (iii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (A) would not prevent consummation of the Merger or otherwise prevent Callisto from performing its obligations under this Agreement, or (B) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Callisto or its subsidiaries.

        2.6    SEC Filings.    Callisto has made available to Synergy a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Synergy with the SEC on or after January 1, 2010 and prior to the date of this Agreement (the "Callisto SEC Reports"), which are all the forms, reports and documents required to be filed by Callisto with the SEC since such date. The Callisto SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Callisto's subsidiaries is required to file any reports or other documents with the SEC.

        2.7    Compliance; Permits.

          (a)   Neither Callisto nor any of its subsidiaries is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to Callisto or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Callisto or any of its subsidiaries is a party or by which Callisto or any of its subsidiaries or its or any of their respective properties is bound or affected, except for any conflicts, defaults or violations that (individually or in the aggregate) would not have a Material Adverse Effect on Callisto or its subsidiaries. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of Callisto, threatened against Callisto or its subsidiaries, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Callisto or any of its subsidiaries.

          (b)   Callisto and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from Governmental Entities which are material to operation of the business of Callisto and its subsidiaries taken as a whole (collectively, the "Callisto Permits"). Callisto and its subsidiaries are in compliance in all material respects with the terms of the Callisto Permits.

        2.8    No Undisclosed Liabilities.    Neither Callisto nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP, which are, individually or in the aggregate, material to the business, results of operations, financial condition or prospects of Callisto and its subsidiaries taken as a whole except (i) liabilities provided for in Callisto Balance Sheet, (ii) reflected in the Disclosure Letter, or (iii) liabilities incurred since Callisto Balance Sheet date in the ordinary course of business. At the Effective Time, the amount of liabilities of Callisto being assumed by Synergy shall be no greater than $1,700,000.

        2.9    Absence of Certain Changes or Events.    Since the date of the last filed SEC Report, there has not been: (i) any Material Adverse Effect on Callisto or any of its subsidiaries, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Callisto's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Callisto of any of Callisto's capital stock or any other securities of Callisto or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Callisto's or any of its subsidiaries' capital stock, (iv) any granting by Callisto or any of its subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Callisto or any of its subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Callisto or any of its subsidiaries of any increase in severance or termination pay or any entry by Callisto or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Callisto of the nature contemplated hereby, (v) entry by Callisto or any of its subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 2.19 hereof) other than licenses in the ordinary course of business consistent with past practice, and other than licenses disclosed on Section 2.19(j) of the Callisto Disclosure Letter, (vi) any material change by Callisto in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, (vii) any revaluation by Callisto of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable, or (viii) any sale of assets of Callisto other than in the ordinary course of business.

        2.10    Absence of Litigation.    Except as set forth in Section 2.10 of the Callisto Disclosure Letter, there are no claims, actions, suits or proceedings pending or, to the knowledge of Callisto, threatened (or, to the knowledge of Callisto, any governmental or regulatory investigation pending or threatened) against Callisto or any of its subsidiaries or any properties or rights of Callisto or any of its subsidiaries, before any Governmental Entity.

        2.11    Employee Benefit Plans.

          (a)   All employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document and including, without limitation, all "employee benefit plans" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (the "Callisto Plans") covering (i) any active or former employee, director or consultant of Callisto, (ii) any subsidiary of Callisto, or (iii) any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with Callisto within the meaning of Section 414 of the Code (an "Affiliate"), or with respect to which Callisto has or, to Callisto's knowledge, may in the future have liability (excluding consideration of Synergy and its subsidiaries as Affiliates following the Effective Time), are listed in Section 2.11(a) of the Callisto Disclosure Letter. Callisto has provided to Synergy: (i) correct and complete copies of all documents embodying each Callisto Plan including (without limitation) all amendments thereto, all related trust documents, and all material written agreements and contracts relating to each such Callisto Plan; (ii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Callisto Plan; (iii) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Callisto Plan; (iv) all IRS determination, opinion, notification and advisory letters, and all applications and correspondence to or from the IRS or the DOL with respect to such application or letter; (v) all material correspondence to or from any governmental agency relating to any Callisto Plan; (vi) all COBRA forms and related notices within the last three (3) years; (vii) all discrimination tests for each Callisto Plan for the most recent three (3) plan years; (viii) the most recent annual actuarial valuations, if any, prepared for each Callisto Plan; (xi) if Callisto Plan is funded, the most recent annual and periodic accounting of Callisto Plan assets; (x) all material written agreements and contracts relating to each Callisto Plan, including, but not limited to, administrative service agreements, group annuity contracts and group insurance contracts; (xi) all material communications to employees or former employees within the last three (3) years relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability under any Callisto Plan or proposed Callisto Plan; (xii) all policies pertaining to fiduciary liability insurance covering the fiduciaries for each Callisto Plan; and (xiii) all registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with any Callisto Plan.

          (b)   Each Callisto Plan has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations (foreign or domestic), including but not limited to ERISA or the Code, which are applicable to such Callisto Plans. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Callisto Plan activities) has been brought, or to the knowledge of Callisto is threatened, against or with respect to any such Callisto Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Callisto, threatened by the Internal Revenue Service or Department of Labor with respect to any Callisto Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to Callisto Plans have been timely made or accrued. Section 2.11(b) of the Callisto Disclosure Letter includes a listing of the accrued vacation liability of Callisto as of December 31, 2010. Any Callisto Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code (i) has either obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the Internal Revenue Service or still has a remaining period of time under applicable Treasury Regulations or Internal Revenue Service pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation. Callisto does not have any plan or commitment to establish any new Callisto Plan, to modify any Callisto Plan (except to the extent required by law or to conform any such Callisto Plan to the requirements of any applicable law, in each case as previously disclosed to Synergy in writing, or as required by this Agreement), or to enter into any new Callisto Plan. Each Callisto Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Synergy, Callisto or any of its Affiliates (other than ordinary administration expenses).

          (c)   Neither Callisto, any of its subsidiaries, nor any of their Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Callisto or any of its subsidiaries contributed to or been requested to contribute to any "multiemployer plan," as such term is defined in ERISA or to any plan described in Section 413(c) of the Code. Neither Callisto, any of its subsidiaries, nor any officer or director of Callisto or any of its subsidiaries is subject to any liability or penalty under Section 4975 through 4980B of the Code or Title I of ERISA. There are no audits, inquiries or proceedings pending or, to the knowledge of Callisto, threatened by the IRS or DOL with respect to any Callisto Plan. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Callisto Plan.

          (d)   Neither Callisto, any of its subsidiaries, nor any of their Affiliates has, prior to the Effective Time and in any material respect, violated any of the health continuation requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), the requirements of Family Medical Leave Act of 1993, as amended, the requirements of the Women's Health and Cancer Rights Act, as amended, the requirements of the Newborns' and Mothers' Health Protection Act of 1996, as amended, or any similar provisions of state law applicable to employees of Callisto or any of its subsidiaries. None of Callisto Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law and neither Callisto nor any of its subsidiaries has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any employee, former employee, director, consultant or other person, except to the extent required by statute.

          (e)   Neither Callisto nor any of its subsidiaries is bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union. No employee of Callisto or any of its subsidiaries is represented by any labor union or covered by any collective bargaining agreement and, to the knowledge of Callisto, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of Callisto, threatened labor dispute involving Callisto or any of its subsidiaries and any group of its employees nor has Callisto or any of its subsidiaries experienced any labor interruptions over the past three (3) years, and Callisto and its subsidiaries consider their relationships with their employees to be good. Callisto and its subsidiaries are in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations regarding employment, employment practices, terms and conditions of employment and wages and hours.

          (f)    Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Callisto or any of its subsidiaries under any Callisto Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Callisto Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

          (g)   No payment or benefit that will or may be made by Callisto or its Affiliates with respect to any employee will be characterized as a "parachute payment" within the meaning of Section 280G of the Code.

          (h)   Neither Callisto nor any subsidiary has or is required to have an International Employee Plan (as defined below). For purposes of this Section "International Employee Plan" shall mean each Callisto Plan that has been adopted or maintained by Callisto or any of its subsidiaries, whether informally or formally, for the benefit of current or former employees of Callisto or any of its subsidiaries outside the United States.

          (i)    Except as set forth in Section 2.11(i) of the Callisto Disclosure Letter, no Callisto Plan provides, reflects or represents any liability to provide retiree health benefit to any person for any reason, except as may be required by COBRA or other applicable statute, and Callisto has never represented, promised or contracted (whether in oral or written form) to any employee (either individually or to employees as a group) or any other person that such employee(s) or other person would be provided with retiree health benefits, except to the extent required by statute.

        2.12    Labor Matters.    (i) There are no controversies pending or, to the knowledge of each of Callisto and its respective subsidiaries, threatened, between Callisto or any of its subsidiaries and any of their respective employees; (ii) as of the date of this Agreement, neither Callisto nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Callisto or its subsidiaries nor does Callisto or its subsidiaries know of any activities or proceedings of any labor union to organize any such employees; and (iii) as of the date of this Agreement, neither Callisto nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of Callisto or any of its subsidiaries.

        2.13    Registration Statement; Proxy Statement/Prospectus.    None of the information supplied or to be supplied by Callisto for inclusion or incorporation by reference in (i) the Registration Statement (as defined in Section 5.1(a) hereof) will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and (ii) the Joint Proxy Statement/Prospectus (as defined in Section 5.1(a) hereof) to be filed with the SEC by Synergy pursuant to Section 5.1(a) hereof will, on the dates mailed to the stockholders of Callisto, at the time of the Callisto Stockholders' Meeting (as defined in Section 5.2(a) hereof) and as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. To the extent in Callisto's reasonable control, the Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, Callisto makes no representation or warranty with respect to any information supplied by Synergy which is contained in any of the foregoing documents, or any decision by Synergy to exclude or materially modify any information supplied by Callisto.

        2.14    Restrictions on Business Activities.    There is no agreement, commitment, judgment, injunction, order or decree binding upon Callisto or any of its subsidiaries or to which Callisto or any of its subsidiaries is a party or any of its subsidiaries which has or could reasonably be expected to have the effect, in any material respect, of prohibiting or impairing any present business practice of Callisto or any of its subsidiaries, any acquisition of property by Callisto or any of its subsidiaries or the conduct of business by Callisto or any of its subsidiaries as currently conducted.

        2.15    Title to Property.    Except as set forth on Section 2.15 of the Callisto Disclosure Letter, neither Callisto nor any of its subsidiaries owns any material real property. Except as set forth on Section 2.15 of the Callisto Disclosure Letter, Callisto and each of its subsidiaries have good and defensible title to all of their material real and personal properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby; and all leases pursuant to which Callisto or any of its subsidiaries lease from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default (or any event which with notice or lapse of time, or both, would constitute a material default and in respect of which Callisto or subsidiary has not taken adequate steps to prevent such default from occurring). All the plants, structures and equipment owned by or being acquired under a capital lease by Callisto and its subsidiaries, except such as may be under construction, are in good operating condition and repair, in all material respects, subject to normal wear and tear.

        2.16    Taxes.

          (a)    Definition of Taxes.    For all purposes of and under this Agreement, "Tax" or "Taxes" refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

          (b)    Tax Returns and Audits.

              (i)  Callisto and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("Callisto Returns") relating to Taxes required to be filed by Callisto and each of its subsidiaries with any Tax authority, except such Returns which are not material to Callisto or which are for taxes being contested. Such Callisto Returns are true and correct in all material respects, have been completed in accordance with applicable law, and all Taxes shown to be due on such Callisto Returns have been paid. There are no liens for Taxes (other than Taxes not yet due and payable) upon any assets of Callisto or any of its subsidiaries.

             (ii)  Callisto and each of its subsidiaries as of the Effective Time will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act ("FICA"), Taxes pursuant to the Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld.

            (iii)  Neither Callisto nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Callisto or any of its subsidiaries, nor has Callisto or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

            (iv)  No audit or other examination of any Return of Callisto or any of its subsidiaries by any Tax authority is presently in progress, nor has Callisto or any of its subsidiaries been notified of any request for such an audit or other examination.

             (v)  No adjustment relating to any Returns filed by Callisto or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to Callisto or any of its subsidiaries or any representative thereof.

            (vi)  Neither Callisto nor any of its subsidiaries has any liability for any material unpaid Taxes which has not been accrued for or reserved on Callisto Balance Sheet in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to Callisto, other than any liability for unpaid Taxes that may have accrued since the date of Callisto Balance Sheet in connection with the operation of the business of Callisto and its subsidiaries in the ordinary course.

           (vii)  There is no contract, agreement, plan or arrangement to which Callisto or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Callisto or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which Callisto is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

          (viii)  Neither Callisto nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Callisto or any of its subsidiaries.

            (ix)  Neither Callisto nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement.

             (x)  None of Callisto's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

            (xi)  Neither Callisto nor any subsidiary of Callisto has participated as either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code.

        2.17    Environmental Matters.    Except as set forth on Section 2.17 of the Callisto Disclosure Letter, the operations of Callisto and each of its subsidiaries are and have been in compliance in all material respects with all applicable Environmental Laws, which compliance includes obtaining, maintaining in good standing and complying in all material respects with all Environmental Permits and no action or proceeding is pending or threatened to revoke, modify or terminate any such Environmental Permit, and, to the knowledge of Callisto, no facts, circumstances or conditions currently exist that could adversely affect such continued compliance with Environmental Laws and Environmental Permits or require currently unbudgeted capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

        "Environmental Law" means any law, as now or hereafter in effect, in any way relating to the protection of human health and safety, the environment or natural resources including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. App. § 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.) the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. § 136 et seq.), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as each has been or may be amended and the regulations promulgated pursuant thereto.

        "Environmental Permit" means any permit required by Environmental Laws for the operation of such company.

        2.18    Brokers.    Callisto has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

        2.19    Intellectual Property.

          (a)   For the purposes of this Agreement, the following terms have the following definitions:

              (i)  "Intellectual Property" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all mask works, mask work registrations and applications therefor, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology; (v) domain names, uniform resource locators ("URLs") and other names and locators associated with the Internet (collectively, "Domain Names"), (vi) all computer software, including all source code, object code, firmware, development tools, files, records and data, and all media on which any of the foregoing is recorded; (vii) all industrial designs and any registrations and applications therefor throughout the world; (viii) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (ix) all databases and data collections and all rights therein throughout the world; (x) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (xi) any similar or equivalent rights to any of the foregoing anywhere in the world.

             (ii)  "Callisto Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Callisto or any of its subsidiaries.

            (iii)  "Registered Intellectual Property" means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.

            (iv)  "Callisto Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, Callisto or any of its subsidiaries.

          (b)   Section 2.19(b) of the Callisto Disclosure Letter contains a complete and accurate list of (i) all Callisto Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Callisto Registered Intellectual Property has been issued or registered, and (ii) all proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office (the "PTO") or equivalent authority anywhere else in the world) related to any of Callisto Registered Intellectual Property.

          (c)   Section 2.19(c) of the Callisto Disclosure Letter contains a complete and accurate list (by name and version number) of all products, software or service offerings of Callisto or any of its subsidiaries (collectively, "Callisto Products") that have been sold, distributed or otherwise disposed of in the five (5)-year period preceding the date hereof or which Callisto or any of its subsidiaries currently intends to sell, distribute or otherwise dispose of in the future, including any products or service offerings under development.

          (d)   No Callisto Intellectual Property or Callisto Product is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Callisto or any of its subsidiaries, or which may affect the validity, use or enforceability of such Callisto Intellectual Property or Callisto Product.

          (e)   Each item of Callisto Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Callisto Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Callisto Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining or perfecting such Callisto Registered Intellectual Property.

          (f)    Section 2.19(f) of the Callisto Disclosure Letter contains a complete and accurate list of all actions that are required to be taken by Callisto within ninety (90) days of the date hereof with respect to any of Callisto Registered Intellectual Property.

          (g)   Callisto owns and has good and exclusive title to each item of Callisto Intellectual Property owned by it, free and clear of any lien or encumbrance (excluding non-exclusive licenses and related restrictions granted in the ordinary course). Without limiting the generality of the foregoing, (i) to the knowledge of Callisto, Callisto is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of Callisto and its subsidiaries, including the sale, distribution or provision of any Callisto Products by Callisto or any of its subsidiaries, (ii) Callisto owns exclusively, and has good title to, all copyrighted works that are included or incorporated into Callisto Products or which Callisto or any of its subsidiaries otherwise purports to own, and (iii) to the knowledge of Callisto, the manufacture, sale or use of Callisto Products does not infringe any patents.

          (h)   To the extent that any technology, software or Intellectual Property has been developed or created independently or jointly by a third party for Callisto or any of its subsidiaries, or is incorporated into any of Callisto Products, Callisto and its subsidiaries have a written agreement with such third party with respect thereto and Callisto and its subsidiaries thereby either (i) have obtained ownership of, and is the exclusive owner of, or (ii) have obtained perpetual, irrevocable, worldwide non-terminable licenses (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party's Intellectual Property in such work, material or invention by operation of law or by valid assignment or license, to the fullest extent it is legally possible to do so.

          (i)    Neither Callisto nor any of its subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was Callisto Intellectual Property, to any third party, or knowingly permitted Callisto's rights in such Callisto Intellectual Property to lapse or enter the public domain other than for trademarks for Callisto Products no longer sold by Callisto for which Callisto has let the applicable trademark rights become abandoned in Callisto's ordinary course of business.

          (j)    Other than "shrink wrapped" and similar widely available commercial end-user licenses, Section 2.19(j) of the Callisto Disclosure Letter contains a complete and accurate list of all contracts, licenses and agreements to which Callisto or any of its subsidiaries is a party (i) with respect to Callisto Intellectual Property licensed or transferred to any third party, or (ii) pursuant to which a third party has licensed or transferred any material Intellectual Property to Callisto or any of its subsidiaries.

          (k)   All contracts, licenses and agreements relating to either (i) Callisto Intellectual Property or (ii) Intellectual Property of a third party licensed to Callisto or any of its subsidiaries, are, to the knowledge of Callisto, in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination, suspension of, or acceleration of any payments with respect to, such contracts, licenses and agreements. Each of Callisto and its subsidiaries is in material compliance with, and has not materially breached any term of any such contracts, licenses and agreements and, to the knowledge of Callisto, all other parties to such contracts, licenses and agreements are in compliance with, and have not materially breached any term of, such contracts, licenses and agreements. Following the Closing Date, the Surviving Corporation will be permitted to exercise all of Callisto's and its subsidiaries' rights under such contracts, licenses and agreements to the same extent Callisto and its subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which Callisto or any of its subsidiaries would otherwise be required to pay. Following the Effective Time, the Surviving Corporation and its subsidiaries will be permitted to exercise all of Callisto's and its subsidiaries' rights under such contracts, licenses and agreements to the same extent as Callisto and its subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without being required to pay any additional amounts or consideration other than fees, royalties or payments which Callisto or its subsidiaries would otherwise be required to pay had such transactions contemplated hereby not occurred.

          (l)    The operation of the business of Callisto and its subsidiaries as such business currently is conducted and reasonably contemplated to be conducted, including (i) Callisto's and its subsidiaries' design, development, manufacture, distribution, reproduction, marketing or sale of the products, software or services of Callisto and its subsidiaries (including Callisto Products), and (ii) Callisto's use of any product, device or process, to the knowledge of Callisto, has not, does not and will not infringe or misappropriate the Intellectual Property of any third party or, to its knowledge, constitute unfair competition or trade practices under the laws of any jurisdiction.

          (m)  Callisto Intellectual Property constitutes all the Intellectual Property owned by Callisto or exclusively licensed to Callisto and used in and/or necessary to the conduct of the business of Callisto and its subsidiaries as it currently is conducted, and as it is currently planned or contemplated to be conducted by Callisto and its subsidiaries, including, without limitation, the design, development, manufacture, use, import and sale of products, technology and performance of services (including Callisto Products).

          (n)   Neither Callisto nor any of its subsidiaries has received notice from any third party that the operation of the business of Callisto or any of its subsidiaries or any act, product or service of Callisto or any of its subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

          (o)   To the knowledge of Callisto, no person has or is infringing or misappropriating any Callisto Intellectual Property.

          (p)   Callisto and each of its subsidiaries has taken reasonable steps to protect Callisto's and its subsidiaries' rights in Callisto's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Callisto or any of its subsidiaries, and, without limiting the foregoing, each of Callisto and its subsidiaries has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to Synergy and all current and former employees and contractors of Callisto and any of its subsidiaries have executed such an agreement, except where the failure to do so is not reasonably expected to be material to Callisto.

        2.20    Agreements, Contracts and Commitments.

          (a)   Except as set forth on Section 2.20(a) of the Callisto Disclosure Letter, neither Callisto nor any of its subsidiaries is a party to or is bound by:

              (i)  any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of Callisto's Board of Directors, other than those that are terminable by Callisto or any of its subsidiaries on no more than thirty (30) days notice without liability or financial obligation to Callisto;

             (ii)  any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

            (iii)  any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale, license, distribution, reselling or other transfer of software products in the ordinary course of business or in connection with the provision of services in the ordinary course of business;

            (iv)  any agreement, contract or commitment containing any covenant limiting in any respect the right of Callisto or any of its subsidiaries to engage in any line of business presently conducted by Callisto or any subsidiary, or to compete with any person or granting any exclusive distribution rights;

             (v)  any agreement, contract or commitment currently in force relating to the disposition or acquisition by Callisto or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Callisto or any of its subsidiaries has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than Callisto's subsidiaries;

            (vi)  any dealer, distributor, joint marketing or development agreement currently in force under which Callisto or any of its subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of sixty (60) days or less, or any material agreement pursuant to which Callisto or any of its subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Callisto or any of its subsidiaries and which may not be canceled without penalty upon notice of sixty (60) days or less;

           (vii)  any agreement, contract or commitment currently in force to provide source code to any third party for any product or technology that is material to Callisto and its subsidiaries taken as a whole;

          (viii)  any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Callisto Product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Callisto Products, services or technology, except agreements with distributors or sales representative in the normal course of business cancelable without penalty upon written notice of ninety (90) days or less;

            (ix)  any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

             (x)  any material settlement agreement entered into within three (3) years prior to the date of this Agreement; or

            (xi)  any other material agreement, contract or commitment currently in force that is outside the ordinary course of business or that has a value of $250,000 or more within a twelve (12) month period in any individual case.

          (b)   Neither Callisto nor any of its subsidiaries, nor to it's knowledge any other party to a Callisto Contract (as defined below), is in material breach, violation or default under, and neither Callisto nor any of its subsidiaries has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Callisto or any of its subsidiaries is a party or by which it is bound that are required to be set forth in the Callisto Disclosure Letter (any such agreement, contract or commitment, a "Callisto Contract") in such a manner as would permit any other party to cancel or terminate any such Callisto Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

        2.21    Insurance.    Callisto maintains insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of Callisto and its subsidiaries (collectively, the "Insurance Policies") which are of the type and in amounts customarily carried by persons conducting businesses similar to those of Callisto and its subsidiaries. There is no material claim by Callisto or any of its subsidiaries pending under any of the Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. Callisto is not aware of, and has not received notice under any Insurance Policies of, (i) an insurer's intention or threat to cancel or terminate any of the Insurance Policies, (ii) an insurer's intention or threat to increase the premiums due under any of the Insurance Policies.

        2.22    Board Approval.    The Board of Directors of Callisto has, as of the date of this Agreement, (i) approved this Agreement and the transactions contemplated hereby, subject to stockholder approval, (ii) determined that the Merger is fair to and in the best interests of the stockholders of Callisto, and (iii) recommended that the stockholders of Callisto approve and adopt this Agreement and approve the Merger.

        2.23    Vote Required.    The affirmative vote of the holders of a majority of the outstanding shares of Callisto Common Stock is the only vote of the holders of any class or series of Callisto's capital stock necessary to approve and adopt this Agreement and approve the Merger.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SYNERGY

        Synergy hereby represents and warrants to Callisto, as of the date hereof and as of the Closing Date as though made at the Closing Date, subject to such exceptions as are specifically disclosed in writing (with reference to the specific sections of this Agreement to which each such exception applies; provided, however, that if any section of the Synergy Disclosure Letter, as defined below, discloses an item or information in such a way as to make its relevance to the disclosure required by another section reasonably apparent based upon the substance of such disclosure, the matter shall be deemed to have been disclosed in such other section of the Synergy Disclosure Letter, notwithstanding the omission of an appropriate cross-reference to such other section) in the disclosure letter supplied by Synergy to Callisto, dated as of the date hereof and certified by a duly authorized officer of Synergy (the "Synergy Disclosure Letter"), as follows:

        3.1    Organization and Qualification; subsidiaries.

          (a)   Each of Synergy and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Synergy and its subsidiaries is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, have a Material Adverse Effect on Synergy. Each of Synergy and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect on Synergy or its subsidiaries.

          (b)   Synergy has no subsidiaries except for the corporations identified in Section 3.1(b) of the Synergy Disclosure Letter. Neither Synergy nor any of its subsidiaries has agreed, is obligated to make, or is bound by, any written, oral or other agreement, contract, sub-contract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sub-license, insurance policy, benefit plan, commitment, or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity. Neither Synergy nor any of its subsidiaries directly or indirectly owns any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity.

        3.2    Certificate of Incorporation and Bylaws.    Synergy and each of its subsidiaries has previously furnished to Callisto a complete and correct copy of its Second Amended and Restated Certificate of Incorporation and Bylaws as amended to date. Such Second Amended and Restated Certificate of Incorporation, Bylaws and equivalent organizational documents of Synergy and each of its subsidiaries are in full force and effect. Neither Synergy nor any of its subsidiaries is in violation of any of the provisions of its Second Amended and Restated Certificate of Incorporation or Bylaws or equivalent organizational documents.

        3.3    Capitalization.

          (a)   The authorized capital stock of Synergy consists of 100,000,000 shares of Synergy Common Stock and 20,000,000 shares of Preferred Stock. As of the close of business on the date hereof, (i) 65,806,178 shares of Synergy Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (ii) no shares of Synergy Common Stock were held in treasury by Synergy or by any subsidiaries of Synergy, (iii) 5,448,500 shares of Synergy Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Synergy Common Stock under the 2008 Equity Compensation Plan (the "2008 Plan"), (iv) 1,787,539 shares of Synergy Common Stock were reserved for issuance upon the exercise of outstanding non-plan options to purchase Synergy Common Stock, and (v) 5,647,203 shares of Synergy Common Stock were reserved for issuance upon the exercise of the outstanding Synergy Warrants. As of the date hereof, no shares of Synergy Preferred Stock are issued or outstanding. All outstanding shares of Synergy Common Stock, all outstanding Synergy Stock Options, and all outstanding shares of capital stock of each subsidiary of Synergy have been issued and granted in compliance with (i) all applicable securities laws and other applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issues, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and (ii) all requirements set forth in applicable contracts, agreements, and instruments.

          (b)   Except for securities that Synergy owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) directly or indirectly through one or more subsidiaries, and except for shares of capital stock or other similar ownership interests of subsidiaries of Synergy that are owned by certain nominee equity holders as required by the applicable law of the jurisdiction of organization of such subsidiaries (which shares or other interests do not materially impact Synergy's control of such subsidiaries), as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any subsidiary of Synergy, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Section 3.3(b) of the Synergy Disclosure Letter or as set forth in Section 3.3(a) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Synergy or any of its subsidiaries is a party or by which it is bound obligating Synergy or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Synergy or any of its subsidiaries or obligating Synergy or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. As of the date of this Agreement, except as contemplated by this Agreement, there are no registration rights and there is, except for the Voting Agreements, no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which Synergy or any of its subsidiaries is a party or by which they are bound with respect to any equity security of any class of Synergy or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

          (c)   The shares of Synergy Common Stock to be issued pursuant to the Merger, when issued and delivered in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and issued in compliance with federal and state securities laws.

        3.4    Authority Relative to this Agreement.    Synergy has all necessary corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Synergy and the consummation by Synergy of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Synergy and no other corporate proceedings on the part of Synergy are necessary to authorize this Agreement, or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Synergy and, assuming the due authorization, execution and delivery by Callisto, constitute legal and binding obligations of Synergy, enforceable against Synergy in accordance with their respective terms.

        3.5    No Conflict; Required Filings and Consents.

          (a)   The execution and delivery of this Agreement by Synergy does not, and the performance of this Agreement by Synergy will not (i) conflict with or violate the Certificate of Incorporation, Bylaws or equivalent organizational documents of Synergy or any of its subsidiaries, (ii) subject to obtaining the approval of Synergy's stockholders in favor of approval and adoption of this Agreement and approval of the Merger, and obtaining the consents, approvals, authorizations and permits and making the registrations, filings and notifications, set forth in Section 3.5(b) hereof (or Section 3.5(b) of the Synergy Disclosure Letter), to the best of Synergy's knowledge, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Synergy or any of its subsidiaries or by which it or their respective properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Synergy's or any such subsidiary's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Synergy or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Synergy or any of its subsidiaries is a party or by which Synergy or any of its subsidiaries or its or any of their respective properties are bound or affected, or (iv) cause the acceleration of any vesting of any awards for or rights to Synergy Common Stock or the payment of or the acceleration of payment of any change in control, severance, bonus or other cash payments or issuances of shares of Synergy Common Stock, with respect to Synergy or any of its subsidiaries, except in the case of clauses (ii) or (iii), to the extent such conflict, violation, breach, default, impairment or other effect could not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Synergy or its subsidiaries.

          (b)   The execution and delivery of this Agreement by Synergy does not, and the performance of this Agreement by Synergy will not, require any consent, approval, authorization or permit of, or registration, filing with or notification to, any Governmental Entity, except for (i) applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, and foreign Governmental Entities and the rules and regulations promulgated thereunder, (ii) the filing and recordation of the Certificate of Merger as required by the Delaware Law and (iii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (A) would not prevent consummation of the Merger or otherwise prevent Synergy or Sub from performing their respective obligations under this Agreement or (B) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Synergy or its subsidiaries.

        3.6    SEC Filings.    Synergy has made available to Callisto through EDGAR a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Synergy with the SEC on or after January 1, 2010 and prior to the date of this Agreement (the "Synergy SEC Reports"), which are all the forms, reports and documents required to be filed by Synergy with the SEC since such date. The Synergy SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Synergy's subsidiaries is required to file any reports or other documents with the SEC.

        3.7    Compliance; Permits.    (a) Neither Synergy nor any of its subsidiaries is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to Synergy or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Synergy or any of its subsidiaries is a party or by which Synergy or any of its subsidiaries or its or any of their respective properties is bound or affected, except for any conflicts, defaults or violations that (individually or in the aggregate) would not have a Material Adverse Effect on Synergy or its subsidiaries. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of Synergy, threatened against Synergy or its subsidiaries, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Synergy or any of its subsidiaries.

          (b)   Synergy and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from Governmental Entities which are material to operation of the business of Synergy and its subsidiaries taken as a whole (collectively, the "Synergy Permits"). Synergy and its subsidiaries are in compliance in all material respects with the terms of Synergy Permits.

        3.8    No Undisclosed Liabilities.    Neither Synergy nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP, which are, individually or in the aggregate, material to the business, results of operations, financial condition or prospects of Synergy and its subsidiaries taken as a whole except (i) liabilities provided for in the Synergy SEC Filings, (ii) liabilities reflected in the Synergy Disclosure Letter, or (iii) liabilities incurred since the date reflected in the Synergy SEC Filings in the ordinary course of business.

        3.9    Absence of Certain Changes or Events.    Since the date of the last filed SEC Report, there has not been: (i) any Material Adverse Effect on Synergy or any of its subsidiaries, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Synergy's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Synergy of any of Synergy's capital stock or any other securities of Synergy or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Synergy's or any of its subsidiaries' capital stock, (iv) any granting by Synergy or any of its subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Synergy or any of its subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Synergy or any of its subsidiaries of any increase in severance or termination pay or any entry by Synergy or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Synergy of the nature contemplated hereby, (v) entry by Synergy or any of its subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice, (vi) any material change by Synergy in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, (vii) any revaluation by Synergy of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable, or (viii) any sale of assets of Synergy other than in the ordinary course of business.

        3.10    Absence of Litigation.    There are no claims, actions, suits or proceedings pending or, to the knowledge of Synergy, threatened (or, to the knowledge of Synergy, any governmental or regulatory investigation pending or threatened) against Synergy or any of its subsidiaries or any properties or rights of Synergy or any of its subsidiaries, before any Governmental Entity.

        3.11    Employee Benefit Plans.

          (a)   All employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document and including, without limitation, all "employee benefit plans" (within the meaning of Section 3(3) of ERISA) (the "Synergy Plans") covering (i) any active or former employee, director or consultant of Synergy, (ii) any subsidiary of Synergy, or (iii) any Affiliate, or with respect to which Synergy has or, to Synergy's knowledge, may in the future have liability (excluding consideration of Callisto and its subsidiaries as Affiliates following the Effective Time), are listed in Section 3.11(a) of the Synergy Disclosure Letter. Synergy has provided to Callisto: (i) correct and complete copies of all documents embodying each Synergy Plan including (without limitation) all amendments thereto, all related trust documents, and all material written agreements and contracts relating to each such Synergy Plan; (ii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Synergy Plan; (iii) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Synergy Plan; (iv) all IRS determination, opinion, notification and advisory letters, and all applications and correspondence to or from the IRS or the DOL with respect to such application or letter; (v) all material correspondence to or from any governmental agency relating to any Synergy Plan; (vi) all COBRA forms and related notices within the last three (3) years; (vii) all discrimination tests for each Synergy Plan for the most recent three (3) plan years; (viii) the most recent annual actuarial valuations, if any, prepared for each Synergy Plan; (xi) if the Synergy Plans is funded, the most recent annual and periodic accounting of Synergy Plan assets; (x) all material written agreements and contracts relating to each Synergy Plan, including, but not limited to, administrative service agreements, group annuity contracts and group insurance contracts; (xi) all material communications to employees or former employees within the last three (3) years relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability under any Synergy Plan or proposed Synergy Plan; (xii) all policies pertaining to fiduciary liability insurance covering the fiduciaries for each Synergy Plan; and (xiii) all registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with any Synergy Plan.

          (b)   Each Synergy Plan has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations (foreign or domestic), including but not limited to ERISA or the Code, which are applicable to such Synergy Plans. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Synergy Plan activities) has been brought, or to the knowledge of Synergy is threatened, against or with respect to any such Synergy Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Synergy, threatened by the Internal Revenue Service or Department of Labor with respect to any Synergy Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Synergy Plans have been timely made or accrued. Section 3.11(b) of the Synergy Disclosure Letter includes a listing of the accrued vacation liability of Synergy and its subsidiaries as of December 31, 2011. Any Synergy Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code (i) has either obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the Internal Revenue Service or still has a remaining period of time under applicable Treasury Regulations or Internal Revenue Service pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation. Synergy does not have any plan or commitment to establish any new Synergy Plan, to modify any Synergy Plan (except to the extent required by law or to conform any such Synergy Plan to the requirements of any applicable law, in each case as previously disclosed to Synergy in writing, or as required by this Agreement), or to enter into any new Synergy Plan. Each Synergy Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Synergy or any of its Affiliates (other than ordinary administration expenses).

          (c)   Neither Synergy, any of its subsidiaries, nor any of their Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Synergy or any of its subsidiaries contributed to or been requested to contribute to any "multiemployer plan," as such term is defined in ERISA or to any plan described in Section 413(c) of the Code. Neither Synergy, any of its subsidiaries, nor any officer or director of Synergy or any of its subsidiaries is subject to any liability or penalty under Section 4975 through 4980B of the Code or Title I of ERISA. There are no audits, inquiries or proceedings pending or, to the knowledge of Synergy, threatened by the IRS or DOL with respect to any Synergy Plan. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Synergy Plan.

          (d)   Neither Synergy, any of its subsidiaries, nor any of their Affiliates has, prior to the Effective Time and in any material respect, violated any of the health continuation requirements of COBRA, the requirements of Family Medical Leave Act of 1993, as amended, the requirements of the Women's Health and Cancer Rights Act, as amended, the requirements of the Newborns' and Mothers' Health Protection Act of 1996, as amended, or any similar provisions of state law applicable to employees of Synergy or any of its subsidiaries. None of the Synergy Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law and neither Synergy nor any of its subsidiaries has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any employee, former employee, director, consultant or other person, except to the extent required by statute.

          (e)   Neither Synergy nor any of its subsidiaries is bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union. No employee of Synergy or any of its subsidiaries is represented by any labor union or covered by any collective bargaining agreement and, to the knowledge of Synergy, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of Synergy, threatened labor dispute involving Synergy or any of its subsidiaries and any group of its employees nor has Synergy or any of its subsidiaries experienced any labor interruptions over the past three (3) years, and Synergy and its subsidiaries consider their relationships with their employees to be good. Synergy and its subsidiaries are in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations regarding employment, employment practices, terms and conditions of employment and wages and hours.

          (f)    Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Synergy or any of its subsidiaries under any Synergy Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Synergy Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

          (g)   No payment or benefit that will or may be made by Synergy or its Affiliates with respect to any employee will be characterized as a "parachute payment" within the meaning of Section 280G of the Code.

          (h)   Neither Synergy nor any subsidiary has or is required to have an International Employee Plan.

          (i)    Except as set forth in Section 3.11(i) of the Synergy Disclosure Letter, no Synergy Plan provides, reflects or represents any liability to provide retiree health benefit to any person for any reason, except as may be required by COBRA or other applicable statute, and Synergy has never represented, promised or contracted (whether in oral or written form) to any employee (either individually or to employees as a group) or any other person that such employee(s) or other person would be provided with retiree health benefits, except to the extent required by statute.

        3.12    Labor Matters.    (i) There are no controversies pending or, to the knowledge of each of Synergy and its respective subsidiaries, threatened, between Synergy or any of its subsidiaries and any of their respective employees; (ii) as of the date of this Agreement, neither Synergy nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Synergy or its subsidiaries nor does Synergy or its subsidiaries know of any activities or proceedings of any labor union to organize any such employees; and (iii) as of the date of this Agreement, neither Synergy nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of Synergy or any of its subsidiaries.

        3.13    Registration Statement; Proxy Statement/Prospectus.    None of the information supplied or to be supplied by Synergy for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (ii) the Proxy Statement/Prospectus will, at the dates mailed to the stockholders of Synergy, at the time of the Synergy Annual Stockholders' Meeting and as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Registration Statement will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, Synergy makes no representation or warranty with respect to any information supplied by Synergy which is contained in any of the foregoing documents, or any decision by Synergy to exclude or materially modify information supplied by Synergy.

        3.14    Restrictions on Business Activities.    There is no agreement, commitment, judgment, injunction, order or decree binding upon Synergy or any of its subsidiaries or to which Synergy or any of its subsidiaries is a party or any of its subsidiaries which has or could reasonably be expected to have the effect, in any material respect, of prohibiting or impairing any present business practice of Synergy or any of its subsidiaries, any acquisition of property by Synergy or any of its subsidiaries or the conduct of business by Synergy or any of its subsidiaries as currently conducted.

        Except as set forth on Section 3.14 of the Synergy Disclosure Letter, neither Synergy nor any of its subsidiaries owns any material real property. Except as set forth on Section 3.14 of the Synergy Disclosure Letter, Synergy and each of its subsidiaries have good and defensible title to all of their material real and personal properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby; and all leases pursuant to which Synergy or any of its subsidiaries lease from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default (or any event which with notice or lapse of time, or both, would constitute a material default and in respect of which Synergy or subsidiary has not taken adequate steps to prevent such default from occurring). All the plants, structures and equipment owned by or being acquired under a capital lease by the Synergy and its subsidiaries, except such as may be under construction, are in good operating condition and repair, in all material respects, subject to normal wear and tear.

        3.16    Taxes.

          (a)   Synergy and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("Synergy Returns") relating to Taxes required to be filed by Synergy and each of its subsidiaries with any Tax authority, except such Synergy Returns which are not material to Synergy. Such Synergy Returns are true and correct in all material respects, have been completed in accordance with applicable law, and all Taxes shown to be due on such Synergy Returns have been paid. There are no liens for Taxes (other than Taxes not yet due and payable) upon any assets of Synergy or any of its subsidiaries.

          (b)   Synergy and each of its subsidiaries as of the Effective Time will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to FICA, Taxes pursuant to FUTA and other Taxes required to be withheld.

          (c)   Neither Synergy nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Synergy or any of its subsidiaries, nor has Synergy or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

          (d)   No audit or other examination of any Synergy Return or any of its subsidiaries by any Tax authority is presently in progress, nor has Synergy or any of its subsidiaries been notified of any request for such an audit or other examination.

          (e)   No adjustment relating to any Synergy Returns or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to Synergy or any of its subsidiaries or any representative thereof.

          (f)    Neither Synergy nor any of its subsidiaries has any liability for any material unpaid Taxes which has not been accrued for or reserved on the financial statements included in the Synergy SEC Filings in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to Synergy, other than any liability for unpaid Taxes that may have accrued since the date of the Synergy SEC Filings in connection with the operation of the business of Synergy and its subsidiaries in the ordinary course.

          (g)   There is no contract, agreement, plan or arrangement to which Synergy or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Synergy or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which Synergy is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

          (h)   Neither Synergy nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Synergy or any of its subsidiaries.

          (i)    Except as set forth on Schedule 3.16(i) of the Synergy Disclosure Letter, neither Synergy nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement.

          (j)    None of Synergy's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

          (k)   Neither Synergy nor any subsidiary of Synergy has participated as either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code.

        3.17    Environmental Matters.    Except as set forth on Section 3.17 of the Synergy Disclosure Letter, the operations of Synergy and each of its subsidiaries are and have been in compliance in all material respects with all applicable Environmental Laws, which compliance includes obtaining, maintaining in good standing and complying in all material respects with all Environmental Permits and no action or proceeding is pending or threatened to revoke, modify or terminate any such Environmental Permit, and, to the knowledge of Synergy, no facts, circumstances or conditions currently exist that could adversely affect such continued compliance with Environmental Laws and Environmental Permits or require currently unbudgeted capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

        3.18    Brokers.    Synergy has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

        3.19    Intellectual Property.

          (a)   For the purposes of this Agreement, the following terms have the following definitions:

              (i)  "Synergy Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Synergy or any of its subsidiaries.

             (ii)  "Synergy Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, Synergy or any of its subsidiaries.

          (b)   Section 3.19(b) of the Synergy Disclosure Letter contains a complete and accurate list of (i) all Synergy Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Synergy Registered Intellectual Property has been issued or registered, and (ii) all proceedings or actions before any court or tribunal (including the PTO) or equivalent authority anywhere else in the world) related to any of Synergy Registered Intellectual Property.

          (c)   Section 3.19(c) of the Synergy Disclosure Letter contains a complete and accurate list (by name and version number) of all products, software or service offerings of Synergy or any of its subsidiaries (collectively, "Synergy Products") that have been sold, distributed or otherwise disposed of in the five (5)-year period preceding the date hereof or which Synergy or any of its subsidiaries currently intends to sell, distribute or otherwise dispose of in the future, including any products or service offerings under development.

          (d)   No Synergy Intellectual Property or Synergy Product is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Synergy or any of its subsidiaries, or which may affect the validity, use or enforceability of such Synergy Intellectual Property or Synergy Product.

          (e)   Each item of Synergy Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Synergy Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Synergy Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining or perfecting such Synergy Registered Intellectual Property.

          (f)    Section 3.19(f) of the Synergy Disclosure Letter contains a complete and accurate list of all actions that are required to be taken by Synergy within ninety (90) days of the date hereof with respect to any of Synergy Registered Intellectual Property.

          (g)   Synergy owns and has good and exclusive title to each item of Synergy Intellectual Property owned by it, free and clear of any lien or encumbrance (excluding non-exclusive licenses and related restrictions granted in the ordinary course). Without limiting the generality of the foregoing, (i) to the knowledge of Synergy, Synergy is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of Synergy and its subsidiaries, including the sale, distribution or provision of any Synergy Products by Synergy or any of its subsidiaries, (ii) Synergy owns exclusively, and has good title to, all copyrighted works that are included or incorporated into Synergy Products or which Synergy or any of its subsidiaries otherwise purports to own, and (iii) to the knowledge of Synergy, except as set forth on Schedule 3.19(g) of the Synergy Disclosure Letter, the manufacture, sale or use of Synergy Products does not infringe any patents.

          (h)   To the extent that any technology, software or Intellectual Property has been developed or created independently or jointly by a third party for Synergy or any of its subsidiaries, or is incorporated into any of Synergy Products, Synergy and its subsidiaries have a written agreement with such third party with respect thereto and Synergy and its subsidiaries thereby either (i) have obtained ownership of, and is the exclusive owner of, or (ii) have obtained perpetual, irrevocable, worldwide non-terminable licenses (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party's Intellectual Property in such work, material or invention by operation of law or by valid assignment or license, to the fullest extent it is legally possible to do so.

          (i)    Neither Synergy nor any of its subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was Synergy Intellectual Property, to any third party, or knowingly permitted Synergy's rights in such Synergy Intellectual Property to lapse or enter the public domain other than for trademarks for Synergy Products no longer sold by Synergy for which Synergy has let the applicable trademark rights become abandoned in Synergy's ordinary course of business.

          (j)    Other than "shrink wrapped" and similar widely available commercial end-user licenses, Section 3.19(j) of the Synergy Disclosure Letter contains a complete and accurate list of all contracts, licenses and agreements to which Synergy or any of its subsidiaries is a party (i) with respect to Synergy Intellectual Property licensed or transferred to any third party, or (ii) pursuant to which a third party has licensed or transferred any material Intellectual Property to Synergy or any of its subsidiaries.

          (k)   All contracts, licenses and agreements relating to either (i) Synergy Intellectual Property or (ii) Intellectual Property of a third party licensed to Synergy or any of its subsidiaries, are, to the knowledge of Synergy, in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination, suspension of, or acceleration of any payments with respect to, such contracts, licenses and agreements. Each of Synergy and its subsidiaries is in material compliance with, and has not materially breached any term of any such contracts, licenses and agreements and, to the knowledge of Synergy, all other parties to such contracts, licenses and agreements are in compliance with, and have not materially breached any term of, such contracts, licenses and agreements. Following the Closing Date, the Surviving Corporation will be permitted to exercise all of Synergy's and its subsidiaries' rights under such contracts, licenses and agreements to the same extent Synergy and its subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which Synergy or any of its subsidiaries would otherwise be required to pay. Following the Effective Time, the Surviving Corporation and its subsidiaries will be permitted to exercise all of Synergy's and its subsidiaries' rights under such contracts, licenses and agreements to the same extent as Synergy and its subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without being required to pay any additional amounts or consideration other than fees, royalties or payments which Synergy or its subsidiaries would otherwise be required to pay had such transactions contemplated hereby not occurred.

          (l)    The operation of the business of Synergy and its subsidiaries as such business currently is conducted and reasonably contemplated to be conducted, including (i) Synergy's and its subsidiaries' design, development, manufacture, distribution, reproduction, marketing or sale of the products, software or services of Synergy and its subsidiaries (including Synergy Products), and (ii) except as set forth on Schedule 3.19(l) of the Synergy Disclosure Letter, Synergy's use of any product, device or process, to the knowledge of Synergy, has not, does not and will not infringe or misappropriate the Intellectual Property of any third party or, to its knowledge, constitute unfair competition or trade practices under the laws of any jurisdiction.

          (m)  Synergy Intellectual Property constitutes all the Intellectual Property owned by Synergy or exclusively licensed to Synergy and used in and/or necessary to the conduct of the business of Synergy and its subsidiaries as it currently is conducted, and as it is currently planned or contemplated to be conducted by Synergy and its subsidiaries, including, without limitation, the design, development, manufacture, use, import and sale of products, technology and performance of services (including Synergy Products).

          (n)   Neither Synergy nor any of its subsidiaries has received notice from any third party that the operation of the business of Synergy or any of its subsidiaries or any act, product or service of Synergy or any of its subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

          (o)   To the knowledge of Synergy, except as set forth on Schedule 3.19(o) of the Synergy Disclosure Letter, no person has or is infringing or misappropriating any Synergy Intellectual Property.

          (p)   Synergy and each of its subsidiaries has taken reasonable steps to protect Synergy's and its subsidiaries' rights in Synergy's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Synergy or any of its subsidiaries, and, without limiting the foregoing, each of Synergy and its subsidiaries has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to Synergy and all current and former employees and contractors of Synergy and any of its subsidiaries have executed such an agreement, except where the failure to do so is not reasonably expected to be material to Synergy.

        3.20    Agreements, Contracts and Commitments

          (a)   Except as set forth on Section 3.20 of the Synergy Disclosure Letter, neither Synergy nor any of its subsidiaries is a party to or is bound by:

              (i)  any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of Synergy's Board of Directors, other than those that are terminable by Synergy or any of its subsidiaries on no more than thirty (30) days notice without liability or financial obligation to Synergy;

             (ii)  any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

            (iii)  any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale, license, distribution, reselling or other transfer of software products in the ordinary course of business or in connection with the provision of services in the ordinary course of business;

            (iv)  any agreement, contract or commitment containing any covenant limiting in any respect the right of Synergy or any of its subsidiaries to engage in any line of business presently conducted by Synergy or any subsidiary, or to compete with any person or granting any exclusive distribution rights;

             (v)  any agreement, contract or commitment currently in force relating to the disposition or acquisition by Synergy or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Synergy or any of its subsidiaries has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than Synergy's subsidiaries;

            (vi)  any dealer, distributor, joint marketing or development agreement currently in force under which Synergy or any of its subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of sixty (60) days or less, or any material agreement pursuant to which Synergy or any of its subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Synergy or any of its subsidiaries and which may not be canceled without penalty upon notice of sixty (60) days or less;

           (vii)  any agreement, contract or commitment currently in force to provide source code to any third party for any product or technology that is material to Synergy and its subsidiaries taken as a whole;

          (viii)  any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Synergy product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Synergy product, services or technology, except agreements with manufacturers or distributors or sales representative in the normal course of business cancelable without penalty upon written notice of sixty (60) days or less;

            (ix)  any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

             (x)  any material settlement agreement entered into within three (3) years prior to the date of this Agreement; or

            (xi)  any other material agreement, contract or commitment currently in force that is outside the ordinary course of business and that has a value of $250,000 or more within a twelve (12) month period in any individual case.

          (b)   Neither Synergy nor any of its subsidiaries, nor to Synergy's knowledge any other party to a Synergy Contract (as defined below), is in material breach, violation or default under, and neither Synergy nor any of its subsidiaries has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Synergy or any of its subsidiaries is a party or by which it is bound that are required to be set forth in the Synergy Disclosure Letter (any such agreement, contract or commitment, a "Synergy Contract") in such a manner as would permit any other party to cancel or terminate any such Synergy Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

        3.21    Insurance.    Synergy maintains insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of Synergy and its subsidiaries (collectively, the "Synergy Insurance Policies") which are of the type and in amounts customarily carried by persons conducting businesses similar to those of Synergy and its subsidiaries. There is no material claim by Synergy or any of its subsidiaries pending under any of the Synergy Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. Synergy is not aware of, and has not received notice under any Synergy Insurance Policies of, (i) an insurer's intention or threat to cancel or terminate any of the Synergy Insurance Policies, (ii) an insurer's intention or threat to increase the premiums due under any of the Synergy Insurance Policies.

        3.22    Board Approval.    The Board of Directors of Synergy has, as of the date of this Agreement, (i) approved this Agreement and the transactions contemplated hereby, subject to stockholder approval, (ii) determined that the Merger is fair to and in the best interests of the stockholders of Synergy, and (iii) recommended that the stockholders of Synergy approve and adopt this Agreement and approve the Merger.

ARTICLE IV
CONDUCT PRIOR TO THE EFFECTIVE TIME

        4.1    Conduct of Business by Callisto and Synergy.

          (a)   During the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to its terms or the Effective Time, the parties and each of its subsidiaries shall, except to the extent that the other parties shall otherwise consent in writing, carry on its business, in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings. In addition, the parties will promptly notify each other of any material event involving its business or operations.

          (b)   Except as permitted or required by the terms of this Agreement, during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, neither Synergy nor Callisto shall not do any of the following, and shall not permit any of its subsidiaries to do any of the following, except to the extent that the other party shall otherwise consent in writing:

              (i)  purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

             (ii)  acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization, entity or division thereof, or otherwise acquire or agree to acquire all or substantially all of the assets of any of the foregoing, or enter into any joint ventures, strategic partnerships or similar alliances;

            (iii)  incur or enter into any agreement, contract or other commitment or arrangement requiring such party or any of its subsidiaries to make payments in excess of $1,000,000 in any individual case, or $3,000,000 in the aggregate;

            (iv)  engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the provisions of this Article IV;

             (v)  engage in any action with the intent to, directly or indirectly, adversely impact or materially delay the consummation of the Merger or any of the other transactions contemplated by this Agreement; or

            (vi)  agree in writing or otherwise to take any of the actions described in Section 4.1(b)(i) through Section 4.1(b)(v), inclusive.

          (c)   Notwithstanding anything contained in this Article IV, it is expressly agreed and understood that any action which might other fall within the description of Section 4.1(a) or 4.1(b), but which could not be reasonably expected to materially affect the business, operations or value of such party, shall not be prohibited by Article IV; provided, however, that prompt notice of any such actions shall be provided by the party taking such action to the other.

ARTICLE V
ADDITIONAL AGREEMENTS

        5.1    Proxy Statement/Prospectus; Registration Statement; Other Filings; Board Recommendations.

          (a)   As promptly as practicable after the execution of this Agreement, Callisto and Synergy shall prepare and file with the SEC a Joint Proxy Statement/Prospectus to be delivered to the stockholders of Callisto in connection with the Merger (the "Proxy Statement/Prospectus"), and Synergy shall prepare and file with the SEC a registration statement on Form S-4, in which the Joint Proxy Statement/Prospectus will be included as a prospectus, in connection with the issuance of Synergy Common Stock in or as a result of the Merger (the "Registration Statement"). Each of Callisto and Synergy shall promptly provide all such information concerning its business and financial statements and affairs as reasonably may be required or appropriate for inclusion in the Proxy Statement/Prospectus or the Registration Statement, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other party's counsel and auditors in the preparation of the Proxy Statement/Prospectus and the Registration Statement. Each of Callisto and Synergy shall respond to any comments of the SEC, and shall use its respective commercially reasonable efforts to have the Registration Statement declared or ordered effective under the Securities Act as promptly as practicable after such filing. Callisto and Synergy shall cause the Proxy Statement/Prospectus to be mailed to its stockholders at the earliest practicable time after the Registration Statement is declared or ordered effective by the SEC. As promptly as practicable after the date of this Agreement, each of Callisto and Synergy shall prepare and file any other filings required to be filed by it under the Exchange Act, the Securities Act or any other Federal, foreign, state "blue sky" or related laws relating to the Merger and the transactions contemplated by this Agreement (the "Other Filings"). Each of Callisto and Synergy shall promptly supply upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Registration Statement, the Proxy Statement/Prospectus or any Other Filing, or for additional information and shall supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand, with respect to the Registration Statement, the Proxy Statement/Prospectus, the Merger or any Other Filing. Each of Callisto and Synergy shall cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 5.1(a) to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Proxy Statement/Prospectus, the Registration Statement or any Other Filing, Callisto or Synergy, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to the stockholders of Callisto and Synergy, such amendment or supplement.

          (b)   The Proxy Statement/Prospectus shall include the recommendation of each of the Boards of Directors of Callisto and Synergy in favor of adoption and approval of this Agreement and approval of the Merger, subject to the right of each of the Boards of Directors of the Callisto and Synergy to withhold, withdraw, amend, modify or change its recommendation and recommend a Superior Offer in accordance with Section 5.2(c) hereof.

        5.2    Meeting of Callisto Stockholders.

          (a)   Promptly after the date hereof, Callisto shall take all action necessary in accordance with Delaware Law and its Certificate of Incorporation and Bylaws to convene a meeting of the stockholders of Callisto (the "Callisto Stockholders' Meeting") to be held as promptly as practicable, and in any event (to the extent permissible under Delaware Law and the Certificate of Incorporation and Bylaws of Callisto) within forty-five (45) calendar days, following the declaration of effectiveness of the Registration Statement, for the purpose of voting upon this Agreement and the Merger. Subject to the terms of Section 5.2(c) hereof, Callisto shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger, and shall take all other action necessary or advisable to secure the vote or consent of its stockholders required by Delaware Law to obtain such approvals. Callisto may adjourn or postpone Callisto Stockholders' Meeting (i) if and to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement/Prospectus is provided to Callisto's stockholders in advance of a vote on this Agreement and the Merger, or (ii) if, as of the time for which Callisto Stockholders' Meeting is originally scheduled (as set forth in the Proxy Statement/Prospectus), there are insufficient shares of Callisto Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of Callisto Stockholders' Meeting. Callisto shall ensure that Callisto Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by Callisto in connection with Callisto Stockholders' Meeting are solicited, in compliance with Delaware Law, and the Certificate of Incorporation and Bylaws of Callisto, and all other applicable legal requirements. Notwithstanding anything to the contrary contained in this Agreement, Callisto's obligation to call, give notice of, convene and hold Callisto Stockholders' Meeting in accordance with this Section 5.2(a) shall not be limited to or otherwise affected by the commencement, disclosure, announcement or submission to Callisto of any Acquisition Proposal (as defined below), or by any withholding, withdrawal, amendment, modification or change of the recommendation of the Board of Directors of Callisto with respect to this Agreement and/or the Merger.

          (b)   Unless the Board of Directors of Callisto shall have withheld, withdrawn, amended, modified or changed its recommendation of this Agreement and the Merger in compliance with Section 5.2(c) hereof, (i) the Board of Directors of Callisto shall recommend that Callisto's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger at Callisto Stockholders' Meeting; (ii) the Proxy Statement/Prospectus shall include a statement to the effect that the Board of Directors of Callisto has recommended that Callisto's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger at Callisto Stockholders' Meeting; and (iii) neither the Board of Directors of Callisto nor any committee thereof shall withhold, withdraw, amend, modify, change or propose or resolve to withhold, withdraw, amend, modify or change in a manner adverse to Synergy, the recommendation of the Board of Directors of Callisto that Callisto's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger.

          (c)   Nothing in this Agreement shall prevent the Board of Directors of Callisto from withholding, withdrawing, amending, modifying or changing its recommendation in favor of the adoption and approval of this Agreement or in favor of the adoption and approval of this Agreement and approval of the Merger if (i) a Superior Offer (as defined below) is made to Callisto and is not withdrawn, (ii) neither Callisto nor any of its representatives shall have violated the terms of Section 5.7 hereof and Callisto is not then in material breach of this Agreement and (iii) the Board of Directors of Callisto reasonably concludes in good faith, after consultation with its outside counsel, that, in light of such Superior Offer, the withholding, withdrawal, amendment, modification or changing of such recommendation is required in order for the Board of Directors of Callisto to comply with its fiduciary obligations to Callisto's stockholders under Delaware Law with respect to such Superior Offer; provided, however, that prior to publicly withholding, withdrawing, amending, modifying or changing its recommendation in favor of the adoption and approval of this Agreement and approval of the Merger, Callisto shall have given Synergy at least five (5) business days prior written notice (or such lesser prior notice as provided to the members of Callisto's Board of Directors) thereof and the opportunity to meet with Callisto and its counsel. Nothing contained in this Section 5.2 shall limit Callisto's obligation to hold and convene Callisto Stockholders' Meeting (regardless of whether the recommendation of the Board of Directors of Callisto shall have been withheld, withdrawn, amended, modified or changed pursuant hereto). For all purposes of and under this Agreement, the term "Superior Offer" shall mean any bona fide, unsolicited written Acquisition Proposal (as defined in Section 5.5(b) hereof) on terms that the Board of Directors of Callisto determines in the good faith exercise of its reasonable judgment, on the basis of the advice of a financial advisor of nationally recognized reputation and taking into account all the terms and conditions of the Acquisition Proposal, are more favorable and provide greater value to Callisto's stockholders from a financial point of view than the terms of the Merger; provided, however, that any such offer shall not be deemed to be a "Superior Offer" pursuant hereto if any financing required to consummate the transaction contemplated by such offer is not committed and is not likely, in the judgment of the Board of Directors of Callisto, to be obtained by such third party on a timely basis.

        5.3    Meeting of Synergy Stockholders.

          (a)   Promptly after the date hereof, Synergy shall take all action necessary in accordance with Delaware Law and its Second and Amended Restated Certificate of Incorporation and Bylaws of Synergy to convene a meeting of the stockholders of Synergy (the "Synergy Stockholders' Meeting") to be held as promptly as practicable, and in any event (to the extent permissible under Delaware Law and the Certificate of Incorporation and Bylaws of Synergy) within forty-five (45) calendar days, following the declaration of effectiveness of the Registration Statement, for the purpose of voting upon this Agreement and the Merger. Synergy shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger, and shall take all other action necessary or advisable to secure the vote or consent of its stockholders required by Delaware Law to obtain such approvals. Synergy may adjourn or postpone Synergy Stockholders' Meeting (i) if and to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement/Prospectus is provided to Synergy's stockholders in advance of a vote on this Agreement and the Merger, or (ii) if, as of the time for which Synergy Stockholders' Meeting is originally scheduled (as set forth in the Proxy Statement/Prospectus), there are insufficient shares of Synergy Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of Synergy Stockholders' Meeting. Synergy shall ensure that Synergy Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by Synergy in connection with Synergy

  Stockholders' Meeting are solicited, in compliance with Delaware Law, and the Second and Amended Restated Certificate of Incorporation and Bylaws of Synergy, and all other applicable legal requirements. Notwithstanding anything to the contrary contained in this Agreement, Synergy's obligation to call, give notice of, convene and hold Synergy's Stockholders' Meeting in accordance with this Section 5.3(a) shall not be limited to or otherwise affected by any withholding, withdrawal, amendment, modification or change of the recommendation of the Board of Directors of Synergy with respect to this Agreement and/or the Merger.

          (b)   The Proxy Statement/Prospectus shall include a statement to the effect that the Board of Directors of Synergy has recommended that Synergy's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger at Synergy Stockholders' Meeting; and (ii) neither the Board of Directors of Synergy nor any committee thereof shall withhold, withdraw, amend, modify, change or propose or resolve to withhold, withdraw, amend, modify or change in a manner adverse to Synergy, the recommendation of the Board of Directors of Synergy that Synergy's stockholders vote in favor of and adopt and approve this Agreement and approve the Merger.

        5.4    Access to Information.    During the period commencing with the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to its terms and the Effective Time, each of Synergy and Callisto shall afford the other and its accountants, counsel and other representatives reasonable access during normal business hours to the properties, books, records and personnel of Synergy or Callisto, as applicable, to obtain all information concerning the business of such company, including, without limitation, the status of its product development efforts, properties, results of operations and personnel, as Synergy or Callisto may reasonably request. No information or knowledge obtained by Synergy or Callisto during the course of any investigation conducted pursuant to this Section 5.5 shall affect, or be deemed to modify in any respect any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger contained herein.

        5.5    No Solicitation.

          (a)   During the period commencing with the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to its terms and the Effective Time, Callisto and its subsidiaries shall not, nor will they authorize any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined in Section 5.5(b) hereof), (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions or negotiations with any person with respect to any Acquisition Proposal, except as to the existence of these provisions, (iv) subject to the terms of Section 5.2(c) hereof, approve, endorse or recommend any Acquisition Proposal, or (v) enter into any letter of intent or similar document or any contract agreement or commitment contemplating or otherwise relating to any Acquisition Proposal; provided, however, that prior to the adoption and approval of this Agreement and the approval of the Merger by the requisite vote of the stockholders of Callisto, the terms of this Section 5.5(a) shall not prohibit Callisto from furnishing information regarding Callisto or any of its subsidiaries to, or entering into a confidentiality agreement or discussions or negotiations with, any person or group in response to a Superior Offer submitted by such person or group (and not withdrawn) if (1) neither Callisto nor any representative of Callisto and its subsidiaries shall have violated any of the restrictions set forth in this Section 5.5, (2) the Board of Directors of Callisto concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board of Directors of

  Callisto to comply with its fiduciary obligations to Callisto's stockholders under Delaware Law, (3) (x) at least five (5) business days prior to furnishing any such information to, or entering into discussions or negotiations with, such person or group, Callisto gives Synergy written notice of the identity of such person or group and of Callisto's intention to furnish information to, or enter into discussions or negotiations with, such person or group and (y) Callisto receives from such person or group an executed confidentiality agreement, and (4) contemporaneously with furnishing any such information to such person or group, Callisto furnishes such information to Synergy (to the extent such information has not been previously furnished by Callisto to Synergy). Callisto and its subsidiaries shall immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Without limiting the generality of the foregoing, the parties hereto understood and agree that any violation of the restrictions set forth in this Section 5.6(a) by any officer, director or employee of Callisto or any of its subsidiaries or any investment banker, attorney or other advisor or representative of Callisto or any of its subsidiaries shall be deemed to be a breach of this Section 5.5(a) by Callisto. In addition to the foregoing, Callisto shall (i) provide Synergy with at least forty-eight (48) hours prior notice (or such lesser prior notice as provided to the members of the Board of Directors of Callisto, but in no event less than twelve (12) hours) of any meeting of the Board of Directors of Callisto at which the Board of Directors of Callisto is reasonably expected to consider a Superior Offer, and (ii) provide Synergy with at least five (5) business days prior written notice (or such lesser prior notice as provided to the members of the Board of Directors of Callisto) of a meeting of the Board of Directors of Callisto at which the Board of Directors of Callisto is reasonably expected to recommend a Superior Offer to the stockholders of Callisto and together with such notice a copy of the definitive documentation relating to such Superior Offer.

          (b)   For all purposes of and under this Agreement, the term "Acquisition Proposal" shall mean any transaction or series of related transactions, other than the transactions contemplated by this Agreement, involving (i) any acquisition or purchase from Callisto by any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than a twenty-five percent (25%) interest in the total outstanding voting securities of Callisto or any of its subsidiaries, or any tender offer or exchange offer that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning five percent (5%) or more of the total outstanding voting securities of Callisto or any of its subsidiaries, or any merger, consolidation, business combination or similar transaction involving Callisto pursuant to which the stockholders of Callisto immediately preceding such transaction would hold less than ninety five percent (95%) of the equity interests in the surviving or resulting entity of such transaction; (ii) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than five percent (5%) of the assets of Callisto; or (iii) any liquidation or dissolution of Callisto.

          (c)   In addition to the obligations of Callisto set forth in Section 5.5(a) hereof, Callisto shall advise Synergy, as promptly as practicable, and in any event within twenty-four (24) hours, orally, of (i) any request for information which Callisto reasonably believes could lead to an Acquisition Proposal or, (ii) any Acquisition Proposal, or (iii) any inquiry with respect to or which Callisto reasonably should believe could lead to any Acquisition Proposal, the (iv) material terms and conditions of any such request, Acquisition Proposal or inquiry, and (v) the identity of the person or group making any such request, Acquisition Proposal or inquiry. Callisto shall keep Synergy informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry.

        5.6    Public Disclosure.    Synergy and Callisto shall consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to this Agreement, the Merger or an Acquisition Proposal, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or any listing agreement with a national securities exchange. The parties hereto have agreed to the text of the joint press release announcing the signing of this Agreement.

        5.7    Reasonable Efforts; Notification.

          (a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto shall use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to accomplish the following: (i) the taking of all reasonable actions necessary to cause the conditions precedent set forth in Article VI hereof to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities, and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any), and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties which may be required or desirable as a result of, or in connection with, the transactions contemplated by this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (v) the execution or delivery of any additional certificates, instruments and other documents necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, each of Synergy and Callisto and its respective Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use all commercially reasonable efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement and the transactions contemplated hereby. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be deemed to require Synergy or Callisto or any subsidiary or affiliate thereof to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

          (b)   Callisto shall give prompt notice to Synergy upon becoming aware that any representation or warranty made by Callisto in this Agreement has become untrue or inaccurate, or that Callisto has failed to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 6.3(a) or Section 6.3(b) hereof would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of Callisto, or the conditions to the obligations of the parties under this Agreement.

          (c)   Synergy shall give prompt notice to Callisto upon becoming aware that any representation or warranty made by Synergy in this Agreement has become untrue or inaccurate, or that Synergy has failed to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 6.2(a) or Section 6.2(b) hereof would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of Synergy, or the conditions to the obligations of the parties under this Agreement.

        5.8    Third Party Consents.    As soon as practicable following the date hereof, Synergy and Callisto shall each use its respective commercially reasonable best efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries' respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

        5.9    Callisto Securities.    At the Effective Time:

          (a)   each outstanding option to purchase shares of Callisto Common Stock (each, a "Callisto Stock Option") under any Callisto Stock Plan, whether or not vested, shall be exchanged for such number of options under the Synergy Plans as would be issuable pursuant to the Exchange Ratio, with a pro rata adjustment to the exercise price of such Callisto Stock Option;

          (b)   each outstanding warrant or obligation to issue a warrant to purchase shares of Callisto Common Stock (each, a "Callisto Warrant"), whether or not vested, shall be cancelled;

          (c)   the outstanding option granted by Callisto to a third party to purchase shares of Synergy Common Stock (the "Assumed Option"), shall be assumed by Synergy;

          (d)   The compensation committee of Callisto Board of Directors will not take any action to accelerate the vesting of any Callisto Stock Options as a result of the Merger.

        5.10    Indemnification.    From and after the Effective Time, Synergy shall honor in all respects the obligations of Callisto under any indemnification agreements between Callisto and any of its directors and officers as in effect on the date hereof (the "Indemnified Parties") and any indemnification provisions under Callisto's Certificate of Incorporation, Bylaws or resolution of the Board as in effect on the date hereof.

ARTICLE VI
CONDITIONS TO THE MERGER

        6.1    Conditions to Obligations of Each Party to Effect the Merger.    The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction or fulfillment, at or prior to the Closing Date, of the following conditions:

          (a)    Stockholder Approval.    This Agreement shall have been duly approved and adopted, and the Merger shall have been duly approved, by the requisite vote under Delaware Law, by the stockholders of Callisto and Synergy.

          (b)    Registration Statement Effective; Proxy Statement/Prospectus.    The SEC shall have declared or ordered the Registration Statement to be effective, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued, and no proceeding for that purpose, and no similar proceeding in respect of the Proxy Statement/Prospectus, shall have been initiated or threatened in writing by the SEC. All Other Filings shall have been approved or declared effective and no stop order shall have been issued and no proceeding shall have been initiated to revoke any such approval or effectiveness.

          (c)    No Order.    No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

          (d)    NASDAQ Listing.    The shares of Synergy Common Stock to be issued in the Merger and such other shares of Synergy Common Stock to be reserved for issuance in connection with the Merger shall have been approved for listing on the NASDAQ Capital Market, subject to official notice of issuance.

        6.2    Additional Conditions to Obligations of Callisto.    The obligation of Callisto to consummate and effect the Merger shall be subject to the satisfaction or fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived, in writing, exclusively by Callisto:

          (a)    Representations and Warranties.    Each representation and warranty of Synergy contained in this Agreement (i) shall have been true and correct in all material respects as of the date of this Agreement and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, except for those representations and warranties which address matters only as of a particular date, which representations and warranties shall have been true and correct in all material respects as of such particular date; provided, however, that in all cases where a representation or warranty contains a materiality or Material Adverse Effect qualifier, such representation or warranty shall be true and correct in all respects as of the dates set forth above. Callisto shall have received a certificate with respect to the foregoing signed on behalf of Synergy by duly authorized officer thereof.

          (b)    Agreements and Covenants.    Synergy shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Callisto shall have received a certificate to such effect signed on behalf of Synergy by a duly authorized officer thereof.

          (c)    Material Adverse Effect.    No Material Adverse Effect with respect to Synergy and its subsidiaries shall have occurred since the date of this Agreement.

          (d)    Transaction Payment Waivers.    Synergy shall have received waivers from each executive of Synergy or any of its subsidiaries related to any rights they may have to payments, bonuses, vesting, acceleration or other similar rights that are or may be triggered by the consummation of the transactions set forth herein (the "Executive Transaction Payment Waivers").

        6.3    Additional Conditions to the Obligations of Synergy.    The obligations of Synergy to consummate and effect the Merger shall be subject to the satisfaction or fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived, in writing, exclusively by Synergy:

          (a)    Representations and Warranties.    Each representation and warranty of Callisto contained in this Agreement (i) shall have been true and correct in all material respects as of the date of this Agreement and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, except for those representations and warranties which address matters only as of a particular date, which representations and warranties shall have been true and correct in all material respects as of such particular date; provided, however, that in all cases where a representation or warranty contains a materiality or Material Adverse Effect qualifier, such representation or warranty shall be true and correct in all respects as of the dates set forth above. Synergy shall have received a certificate with respect to the foregoing signed on behalf of Callisto by a duly authorized officer thereof.

          (b)    Agreements and Covenants.    Callisto shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Synergy shall have received a certificate to such effect signed on behalf of Callisto by a duly authorized officer thereof.

          (c)    Material Adverse Effect.    No Material Adverse Effect with respect to Callisto and its subsidiaries shall have occurred since the date of this Agreement.

          (d)    Consents.    Callisto shall have obtained the consents, waivers and approvals required to be obtained in connection with the consummation of the transactions contemplated hereby, which consents, waivers and approvals are set forth in Section 6.3(d) of the Callisto Disclosure Letter.

          (e)    Transaction Payment Waivers.    Callisto shall have received Executive Transaction Payment Waivers from each executive of Callisto or any of its subsidiaries related to any rights they may have to payments, bonuses, vesting, acceleration or other similar rights that are or may be triggered by the consummation of the transactions set forth herein.

ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER

        7.1    Termination.    This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approval of the stockholders of Callisto and Synergy has been obtained in respect of this Agreement and the Merger:

          (a)   by mutual written consent of Synergy and Callisto, duly authorized by the respective Boards of Directors of Synergy and Callisto;

          (b)   by either Synergy or Callisto if the Merger shall not have been consummated by the date that is six (6) months following the date of this Agreement for any reason; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date, and such action or failure to act constitutes a breach of this Agreement;

          (c)   by either Synergy or Callisto if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

          (d)   by either Synergy or Callisto if the requisite approval of the stockholders of Callisto contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the requisite vote at a meeting of the stockholders of Callisto, duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 7.1(d) shall not be available to Callisto in the event that the failure to obtain the requisite approval of the stockholders of Callisto shall have been caused by the action or failure to act of Callisto, and such action or failure to act constitutes a breach of Section 5.2 of this Agreement;

          (e)   by Synergy if a Triggering Event (as defined below) shall have occurred;

          (f)    by Callisto, upon a breach of any representation, warranty, covenant or agreement on the part of Synergy set forth in this Agreement, or if any representation or warranty of Synergy shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Synergy's representations and warranties or breach by Synergy is curable by Synergy through the exercise of its commercially reasonable efforts, then Callisto may not terminate this Agreement under this Section 7.1(f) for fifteen (15) calendar days following the delivery of written notice from Callisto to Synergy of such breach, provided Synergy continues to exercise commercially reasonable efforts to cure such breach (it being understood that Callisto may not terminate this Agreement pursuant to this Section 7.1(f) if such breach by Synergy is cured during such thirty (30) calendar day period);

          (g)   by Synergy, upon a breach of any representation, warranty, covenant or agreement on the part of Callisto set forth in this Agreement, or if any representation or warranty of Callisto shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Callisto's representations and warranties or breach by Callisto is curable by Callisto through the exercise of its commercially reasonable efforts, then Synergy may not terminate this Agreement under this Section 7.1(g) for fifteen (15) calendar days following the delivery of written notice from Synergy to Callisto of such breach, provided Callisto continues to exercise commercially reasonable efforts to cure such breach (it being understood that Synergy may not terminate this Agreement pursuant to this Section 7.1(g) if such breach by Callisto is cured during such thirty (30) calendar day period); or

          (h)   by Synergy if a Material Adverse Effect with respect to Callisto or its subsidiaries shall have occurred since the date of this Agreement; provided, however, that if such Material Adverse Effect with respect to Callisto or its subsidiaries is curable by Callisto through the exercise of its commercially reasonable efforts, then Synergy may not terminate this Agreement under this Section 7.1(h) for fifteen (15) calendar days following the occurrence of such Material Adverse Effect, provided Callisto continues to exercise commercially reasonable efforts to cure such Material Adverse Effect (it being understood that Synergy may not terminate this Agreement pursuant to this Section 7.1(h) if such Material Adverse Effect is cured during such thirty (30) calendar day period..

For the purposes of this Agreement, a "Triggering Event" shall be deemed to have occurred if (i) the Board of Directors of Callisto or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Synergy its recommendation in favor of the adoption and approval of the Agreement or the approval of the Merger; (ii) Callisto shall have failed to include in the Proxy Statement/Prospectus the recommendation of the Board of Directors of Callisto in favor of the adoption and approval of the Agreement and the approval of the Merger; (iii) the Board of Directors of Callisto shall have failed to reaffirm its recommendation in favor of the adoption and approval of the Agreement and the approval of the Merger within five (5) business days after Synergy requests in writing that such recommendation be reaffirmed at any time following the announcement of an Acquisition Proposal; (iv) the Board of Directors of Callisto or any committee thereof shall have approved or recommended any Acquisition Proposal; (v) Callisto shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal; or (vi) a tender or exchange offer relating to securities of Callisto shall have been commenced by a person unaffiliated with Synergy or its stockholders and Callisto shall not have sent to its security holders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published, sent or given, a statement indicating that Callisto recommends rejection of such tender or exchange offer.

        7.2    Notice of Termination; Effect of Termination.    Any termination of this Agreement pursuant to Section 7.1 hereof shall be effective immediately upon the delivery of written notice of the terminating party to the other party or parties hereto. In the event of the termination of this Agreement pursuant to Section 7.1 hereof, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 7.2, and as set forth in Section 7.3 and Article VIII (General Provisions) hereof, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party hereto from any liability for any willful breach of this Agreement.

        7.3    Fees and Expenses.    Except as otherwise provided in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

        7.4    Amendment.    Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing, signed on behalf of each of the parties hereto by a duly authorized officer thereof.

        7.5    Extension; Waiver.    At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

ARTICLE VIII
LOCKUP

        8.1    Lockup    Each share of Synergy Common Stock received in connection with this Merger shall be subject to a lock-up beginning on the Effective Date and ending on the earlier of the eighteen (18) months after such date or a Change in Control, as defined below, (the "Lockup Period"). Each holder shall not without prior written consent, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Synergy Common Stock acquired pursuant to the Merger or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Synergy Common Stock, whether or not any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Synergy Common Stock.

        "Change of Control" means the occurrence of any of the following transactions or series of transactions at any time: (a) the acquisition, direct or indirect, by any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) of the legal, beneficial or equitable ownership of (i) at least fifty percent (50%) of the aggregate voting interests in the Surviving Corporation, or (ii) equity interests having the right to at least fifty percent (50%) of the profits of the Surviving Corporation; (b) the sale, lease, conveyance or other disposition to any Person of all or substantially all of the assets of the Surviving Corporation; (c) the consolidation of the Surviving Corporation with, or merger into, any Person; (d) the adoption of any plan relating to the liquidation or dissolution of the Surviving Corporation; (e) the acquisition of the right, whether direct or indirect, by any Person to appoint a majority of the board of directors of the Surviving Corporation; or (f) the acquisition of the right, whether direct or indirect, by any Person to Control the management of the Surviving Corporation.

        8.2    Permitted Transfer.    Notwithstanding the foregoing, each holder of Synergy Common Stock received in the Merger (and any transferee of the Seller) may, without the Surviving Corporation's prior written consent, transfer: (i) any remaining portion of Synergy Common Stock on or after the eighteen (18) month anniversary of the date hereof; (ii) sell any shares acquired by such holder through any means other than the shares acquired through or in connection with this Agreement; (iii) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein; (iv) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of such holder or the immediate family of such holder, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; (v) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; or (vi) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Synergy Common Stock subject to the provisions of this Agreement. For purposes hereof, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

ARTICLE IX
GENERAL PROVISIONS

        9.1    Non-Survival of Representations and Warranties.    The representations and warranties of Callisto and Synergy contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

        9.2    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

          (a)   if to Synergy (following the Effective Time), to:

      Synergy Pharmaceuticals, Inc.
      420 Lexington Avenue, Suite 1609
      New York, NY 10170
      Attention: Mr. Gary Jacob, PhD, CEO
      Telephone No.: (212) 297-0020
      Telecopy No.: (212) 297-0019

      with a copy to:

      Sichenzia Ross Friedman Ference LLP
      61 Broadway
      New York, NY 10006
      Attention: Jeffrey Fessler, Esq.
      Telephone No.: (212) 930-9700
      Telecopy No.: (212) 930-9725

          (b)   if to Callisto, to:

      Callisto Pharmaceuticals, Inc.
      420 Lexington Avenue, Suite 1609
      New York, NY 10170
      Attention: Mr. Gary Jacob, PhD, CEO
      Telephone No.: (212) 297-0020
      Telecopy No.: (212) 297-0019

      with a copy to:

      Gracin & Marlow LLP
      Chrysler Building
      405 Lexington Avenue, 26th Floor

      New York, New York 10174
      Attention: Leslie Marlow, Esq.
      Telephone No.: (212) 907-6457
      Telecopy No.: (212) 208-4657

        9.3    Interpretation; Knowledge.

          (a)   When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

          (b)   For purposes of this Agreement the term "knowledge" means with respect to a party hereto, with respect to any matter in question, that any of the executive officers of such party has actual knowledge of such matter or knowledge that such individual could reasonably be expected to obtain upon reasonable investigation or inquiry into such matter.

          (c)   For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition or results of operations of such entity and its subsidiaries taken as a whole. For purposes of this Agreement, the term "person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

        9.4    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

        9.5    Entire Agreement; Third Party Beneficiaries.    This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Callisto Disclosure Letter and the Synergy Disclosure Letter (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (ii) are not intended to confer upon any other person any rights or remedies hereunder, except as specifically provided in Section 5.11 hereof.

        9.6    Severability.    In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        9.7    Other Remedies; Specific Performance.    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

        9.8    Governing Law.    This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, and, in connection with any such matter, to service of process by notice as otherwise provided herein, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9.2.

        9.9    Rules of Construction.    The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

        9.10    Assignment.    No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        9.11    WAIVER OF JURY TRIAL.    EACH OF SYNERGY AND CALLISTO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SYNERGY OR CALLISTO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective thereunto duly authorized offices, as of the date first written above.

SYNERGY PHARMACEUTICALS INC.
By:	/s/ GARY S. JACOB
	Name:	Gary S. Jacob
	Title:	Chief Executive Officer
CALLISTO PHARMACEUTICALS, INC.
By:	/s/ GARY S. JACOB
	Name:	Gary S. Jacob
	Title:	Chief Executive Officer

**** AGREEMENT AND PLAN OF MERGER ****

Annex B

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

        THIS AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of October 15, 2012, is made by and among Synergy Pharmaceuticals Inc., a Delaware corporation ("Synergy") and Callisto Pharmaceuticals, Inc., a Delaware corporation ("Callisto").

RECITALS

        A.    Synergy and Callisto entered into that certain Agreement and Plan of Merger, dated as of July 20, 2012 (the "Merger Agreement").

        B.    Synergy and Callisto now intend to amend certain provisions of the Merger Agreement as set forth herein.

        C.    Section 7.4 of the Merger Agreement requires that subject to applicable law, the Merger Agreement may be amended by the parties at any time by execution of an instrument in writing, signed on behalf of each of the parties hereto by a duly authorized officer thereof.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Synergy and Callisto hereby agrees as follows:

        SECTION 1.    Defined Terms.    Terms defined in the Merger Agreement are used in this Amendment with the same meaning, unless otherwise indicated.

        SECTION 2.    Amendments to Merger Agreement.    The Merger Agreement is hereby amended as follows:

          2.1   Sections 1.6(a) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

    "(a)    Conversion of Callisto Common Stock.    Each share of Common Stock, par value $0.0001 per share, of Callisto ("Callisto Common Stock") issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares, which shall be handled as set forth in Section 1.11, shall be canceled and extinguished and automatically converted (subject to Section 1.6(e) and Section 1.6(f) hereof) into the right to receive .1799 (the "Exchange Ratio") shares of Common Stock, par value $0.0001 per share, of Synergy (the "Synergy Common Stock"). If any shares of Callisto Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Callisto, then the shares of Synergy Common Stock issued in exchange for such shares of Callisto Common Stock shall also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Synergy Common Stock may accordingly be marked with appropriate legends. Callisto shall take all action that may be necessary to ensure that, from and after the Effective Time, Synergy is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement."

          2.2    Sections 7.1 (f), (g) and (h) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

    (f)    by Callisto, upon a breach of any representation, warranty, covenant or agreement on the part of Synergy set forth in this Agreement, or if any representation or warranty of Synergy shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Synergy's representations and warranties or breach by Synergy is curable by Synergy through the exercise of its commercially reasonable efforts, then Callisto may not terminate this Agreement under this Section 7.1(f) for thirty (30) calendar days following the delivery of written notice from Callisto to Synergy of such breach, provided Synergy continues to exercise commercially reasonable efforts to cure such breach (it being understood that Callisto may not terminate this Agreement pursuant to this Section 7.1(f) if such breach by Synergy is cured during such thirty (30) calendar day period);

    (g)    by Synergy, upon a breach of any representation, warranty, covenant or agreement on the part of Callisto set forth in this Agreement, or if any representation or warranty of Callisto shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Callisto's representations and warranties or breach by Callisto is curable by Callisto through the exercise of its commercially reasonable efforts, then Synergy may not terminate this Agreement under this Section 7.1(g) for thirty (30) calendar days following the delivery of written notice from Synergy to Callisto of such breach, provided Callisto continues to exercise commercially reasonable efforts to cure such breach (it being understood that Synergy may not terminate this Agreement pursuant to this Section 7.1(g) if such breach by Callisto is cured during such thirty (30) calendar day period); or

    (h)    by Synergy if a Material Adverse Effect with respect to Callisto or its subsidiaries shall have occurred since the date of this Agreement; provided, however, that if such Material Adverse Effect with respect to Callisto or its subsidiaries is curable by Callisto through the exercise of its commercially reasonable efforts, then Synergy may not terminate this Agreement under this Section 7.1(h) for thirty (30) calendar days following the occurrence of such Material Adverse Effect, provided Callisto continues to exercise commercially reasonable efforts to cure such Material Adverse Effect (it being understood that Synergy may not terminate this Agreement pursuant to this Section 7.1(h) if such Material Adverse Effect is cured during such thirty (30) calendar day period.

          2.3   Section 8.1 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

    "Lockup.    Each share of Synergy Common Stock received in connection with this Merger shall be subject to a lock-up beginning on the Effective Date and ending on the earlier of (i) the twenty-four (24) months after such date, (ii) a Change in Control, as defined below, or (iii) written consent of Synergy, at Synergy's sole discretion, provided Synergy's consent shall apply to all shares of Synergy Common Stock issued pursuant to the Merger (the "Lockup Period"). Each holder shall not without prior written consent, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Synergy Common Stock acquired pursuant to the Merger or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Synergy Common Stock, whether or not any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Synergy Common Stock."

        SECTION 3.    Effect on Merger Agreement.    Subject to the consents and amendments provided herein, all of the terms and conditions of the Merger Agreement shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein. On and after the date of this Amendment, each reference in the Merger Agreement to the "Merger Agreement," "hereinafter," "herein," "hereinafter," "hereunder," "hereof," or words of like import shall mean and be a reference to the Merger Agreement as amended by this Agreement.

        SECTION 4.    Severability.    In the event that any provision of this Amendment or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        SECTION 5.    Entire Agreement; Amendments.    This Amendment constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. No amendment, modification or other change to this Amendment or waiver of any agreement or other obligation of the parties under this Amendment may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by Synergy and Callisto.

        SECTION 6.    Successors and Assigns.    This Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns as provided in the Merger Agreement.

        SECTION 7.    Further Assurances.    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        SECTION 8.    Notices.    Any notice, demand or request required or permitted to be given by the respective parties hereto pursuant to the terms of this Agreement shall delivered in accordance with the terms of the Merger Agreement.

        SECTION 9.    Governing Law.    This Amendment, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, and, in connection with any such matter, to service of process by notice as otherwise provided herein, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Amendment or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware.

        SECTION 10.    Waiver of Jury Trial.    EACH OF SYNERGY AND CALLISTO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING

OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF SYNERGY OR CALLISTO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

        SECTION 11.    Expenses.    The parties hereto shall pay their own costs and expenses in connection herewith.

        SECTION 12.    Captions.    The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof.

        SECTION 13.    Counterparts.    This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

SYNERGY PHARMACEUTICALS INC.
By:	/s/ GARY S. JACOB
	Name:	Gary S. Jacob
	Title:	Chief Executive Officer
CALLISTO PHARMACEUTICALS, INC.
By:	/s/ GARY S. JACOB
	Name:	Gary S. Jacob
	Title:	Chief Executive Officer

Annex C

Canaccord Genuity Inc. 99 High Street Boston, MA 02110 T: 617.371.3900

November 30, 2012

The Special Project Committee
    of the Board of Directors
Synergy Pharmaceuticals, Inc.
420 Lexington Avenue, Suite 1609
New York, NY 10170

The Board of Directors of Synergy Pharmaceuticals, Inc.:

        We hereby consent to the inclusion of our opinion letter, dated October 15, 2012, to the Special Project Committee of the Board of Directors of Synergy Pharmaceuticals, Inc. ("Synergy") as Annex C to, and to the reference thereto under the captions "CHAPTER ONE—MERGER"—Summary—Opinion of Synergy's Financial Advisor" and "CHAPTER ONE—THE MERGER—The Merger Transaction—Opinion of Synergy's Financial Advisor" in, the proxy statement/prospectus relating to the proposed transaction involving Synergy and Callisto Pharmaceuticals, Inc., which proxy statement/prospectus forms a part of the Amendment No. 1 to the Registration Statement on Form S-4 of Synergy. By giving such consent, we do not thereby admit that we are experts with respect to any part of the Registration Statement within the meaning of the term "expert" as used in, or that we come within the category of persons whose consent is required under, the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Sincerely,

CANACCORD GENUITY INC.

C-1

Annex D

BREAN MURRAY, CARRET & CO. 570 Lexington Avenue New York, NY 10022-6822 212/702-6500 www.breanmurraycarret.com

October 11, 2012
The Special Committee of the Board of Directors
Callisto Pharmaceuticals, Inc.
420 Lexington Avenue, Suite 1609
New York, New York 10170

Dear Sirs:

        You, the Special Committee of the Board of Directors (the "Special Committee") of Callisto Pharmaceuticals, Inc., a Delaware corporation ("Callisto"), had previously requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock, par value $0.0001 (the "Common Stock"), of Callisto, of the Merger Consideration (defined below) to be received as set forth in the Agreement and Plan of Merger and Restructuring, dated as of July 20, 2012 (the "Original Plan of Merger"), by and between Synergy Pharmaceuticals Inc., a Delaware corporation ("Synergy"), and Callisto. On July 20, 2012 we issued such an opinion. You have subsequently requested our opinion (the "Opinion") as to the fairness, as of July 20, 2012, from a financial point of view, to the holders of the Common Stock of Callisto, of the Merger Consideration (defined below) in light of the proposed amendment to the Original Plan of Merger set forth in the form of Amendment No. 1 to the Original Plan of Merger attached hereto as Exhibit 1 (the "Amendment") (the Original Plan of Merger together with the Amendment is referred to herein as the "Plan of Merger"). As more fully described in the Plan of Merger, Callisto will merge with and into Synergy (the "Merger" or "Proposed Transaction"), the separate corporate existence of Callisto shall cease and Synergy shall continue as the surviving corporation. "Merger Consideration" refers to the shares of common stock, par value $0.0001 per share, of Synergy to be received pursuant to Section 1.6(a) of the Original Plan of Merger in accordance with the Exchange Ratio (as defined in the Original Plan of Merger) by the holders of Common Stock of Callisto (the "Common Stock Exchange Ratio").

        You have requested our opinion, as investment bankers, as to the fairness from a financial point of view, of the Common Stock Exchange Ratio to Callisto. Our opinion addresses only the fairness, from a financial point of view, of the Common Stock Exchange Ratio, and we express no view or opinion as to any terms or aspects of the Merger (other than the Common Stock Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Merger and the tax treatment of the Merger to various constituencies. Specifically, we have not been requested to opine as to, and our opinion does not in any manner address, the relative merits of the Proposed Transaction as compared to any alternative business strategy that might exist for Callisto. In arriving at our opinion, we have:

  •
  reviewed publicly available historical financial and operating data concerning Callisto and Synergy, including, without limitation, the Annual Reports of Callisto on Form 10-K for the fiscal years ended December 31, 2011 and December 31, 2010; and the Quarterly Report of Callisto on Form 10-Q for the quarter ended March 31, 2012;

  •
  reviewed projected financial information prepared by Callisto management as well as certain updated financial information provided directly to us by both Callisto and Synergy;

  •
  reviewed publicly available non-financial information concerning Synergy and Callisto;

  •
  reviewed the Plan of Merger;

  •
  conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our Opinion;

  •
  analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations and financings we considered relevant in evaluating those of Callisto and Synergy;

  •
  compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

  •
  reviewed Callisto's historical financial and operating data; and

  •
  conducted discussions with Callisto's and Synergy's senior management concerning Callisto's and Synergy's historical financial results, business prospects and projected financial information.

        In arriving at our Opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us and we have not independently verified (nor have we assumed any responsibility for the independent verification of) any such information, and we have further relied upon the assurances of Callisto and Synergy that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. We have further assumed that the transactions described in the Proposed Transaction will be consummated in a timely manner without waiver or modification of any of the material terms or conditions contained therein and we have assumed that the executed Plan of Merger will be in all material respects identical to the last draft reviewed by us. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Merger and all other related documents and instruments that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Merger will be consummated pursuant to the terms of the Plan of Merger without further amendments thereto and (iv) all conditions to the consummation of the Merger will be satisfied without waiver by any party of any conditions or obligations thereunder. We have not reviewed any of the books and records of Callisto and we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent, derivative, off-balance sheet or other) of Callisto, and have not been furnished or provided with any such appraisals or valuations, nor have we evaluated the solvency of Callisto under any state or federal law relating to bankruptcy, insolvency or similar matters. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Callisto or any of its affiliates is a party or may be subject, and at the direction of Callisto and with its consent, our Opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. Our Opinion is necessarily based upon market, economic and other conditions as they existed and can be evaluated on, and on the information made available to us as of, July 20, 2012. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Merger, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Merger.

        The nature and scope of our analysis, as well as the form and substance of the Opinion, shall be as we deem appropriate, and we shall be responsible only for the conclusions or opinions set forth in the Opinion. We shall have no obligation to update, review, or reaffirm the Opinion to the Board or any other person, or otherwise to comment on or, other than the Amendment, consider events or circumstances occurring or coming to our attention after July 20, 2012 (including, without limitation, any report, amendment to a report or restatement filed by Callisto after July 20, 2012 with the Securities and Exchange Commission).

        We are not acting as an agent or fiduciary of the Board, Callisto, its stockholders, other security holders or creditors of Callisto or any other person or entity in connection with this engagement. Any duties arising by reason of this Opinion or as a result of the services to be rendered by us hereunder will be owed solely to Callisto and its Board of Directors.

        Brean Murray, Carret & Co., LLC has not acted as financial advisor to the Special Committee or Callisto in connection with the proposed Merger. The Special Committee has agreed to indemnify us for certain liabilities which may arise out of the rendering of this Opinion. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of Callisto and Synergy for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates may maintain other business relationships with Callisto and Synergy and their respective affiliates.

        The Opinion expressed herein is provided solely for the information of the Special Committee in its evaluation of the Common Stock Exchange Ratio, and our Opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote on any matters relating to the proposed Plan of Merger. In addition, you have not asked us to address, and this Opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Callisto, other than the holders of the Common Stock.

        This Opinion is not to be reprinted reproduced or disseminated without our prior written consent, and is not to be quoted or referred to, in whole or in part, in connection with the Plan of Merger or any other matter; provided that we understand and agree that if this Opinion is required pursuant to any applicable statute or regulation to be included in any materials to be filed with the Securities and Exchange Commission or mailed to the stockholders of Callisto in connection with the Plan of Merger, the Opinion may be reproduced in such materials only in its entirety; provided, further, that any description of or reference to us or any summary of this Opinion in such materials will be in a form acceptable to and consented to in advance by us, such consent not to be unreasonably withheld.

        Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the Opinion that, as of July 20, 2012, the Common Stock Exchange Ratio is fair, from a financial point of view, to the holders of the Common Stock.

Respectfully submitted,

Brean Murray, Carret & Co., LLC

 EXHIBIT 1

FORM OF AMENDMENT NO. 1 TO PLAN OF MERGER

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

        THIS AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of October     , 2012, is made by and among Synergy Pharmaceuticals Inc., a Delaware corporation ("Synergy") and Callisto Pharmaceuticals, Inc., a Delaware corporation ("Callisto").

RECITALS

        A.    Synergy and Callisto entered into that certain Agreement and Plan of Merger, dated as of July 20, 2012 (the "Merger Agreement").

        B.    Synergy and Callisto now intend to amend certain provisions of the Merger Agreement as set forth herein.

        C.    Section 7.4 of the Merger Agreement requires that subject to applicable law, the Merger Agreement may be amended by the parties at any time by execution of an instrument in writing, signed on behalf of each of the parties hereto by a duly authorized officer thereof.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Synergy and Callisto hereby agrees as follows:

        SECTION 1.    Defined Terms.    Terms defined in the Merger Agreement are used in this Amendment with the same meaning, unless otherwise indicated.

        SECTION 2.    Amendments to Merger Agreement.    The Merger Agreement is hereby amended as follows:

          2.1   Sections 1.6(a) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

    "(a)    Conversion of Callisto Common Stock.    Each share of Common Stock, par value $0.0001 per share, of Callisto ("Callisto Common Stock") issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares, which shall be handled as set forth in Section 1.11, shall be canceled and extinguished and automatically converted (subject to Section 1.6(e) and Section 1.6(f) hereof) into the right to receive .1799 (the "Exchange Ratio") shares of Common Stock, par value $0.0001 per share, of Synergy (the "Synergy Common Stock"). If any shares of Callisto Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Callisto, then the shares of Synergy Common Stock issued in exchange for such shares of Callisto Common Stock shall also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Synergy Common Stock may accordingly be marked with appropriate legends. Callisto shall take all action that may be necessary to ensure that, from and after the Effective Time, Synergy is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement."

          2.2   Sections 7.1 (f), (g) and (h) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

    (f)    by Callisto, upon a breach of any representation, warranty, covenant or agreement on the part of Synergy set forth in this Agreement, or if any representation or warranty of Synergy shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Synergy's representations and warranties or breach by Synergy is curable by Synergy through the exercise of its commercially reasonable efforts, then Callisto may not terminate this Agreement under this Section 7.1(f) for thirty (30) calendar days following the delivery of written notice from Callisto to Synergy of such breach, provided Synergy continues to exercise commercially reasonable efforts to cure such breach (it being understood that Callisto may not terminate this Agreement pursuant to this Section 7.1(f) if such breach by Synergy is cured during such thirty (30) calendar day period);

    (g)    by Synergy, upon a breach of any representation, warranty, covenant or agreement on the part of Callisto set forth in this Agreement, or if any representation or warranty of Callisto shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Callisto's representations and warranties or breach by Callisto is curable by Callisto through the exercise of its commercially reasonable efforts, then Synergy may not terminate this Agreement under this Section 7.1(g) for thirty (30) calendar days following the delivery of written notice from Synergy to Callisto of such breach, provided Callisto continues to exercise commercially reasonable efforts to cure such breach (it being understood that Synergy may not terminate this Agreement pursuant to this Section 7.1(g) if such breach by Callisto is cured during such thirty (30) calendar day period); or

    (h)    by Synergy if a Material Adverse Effect with respect to Callisto or its subsidiaries shall have occurred since the date of this Agreement; provided, however, that if such Material Adverse Effect with respect to Callisto or its subsidiaries is curable by Callisto through the exercise of its commercially reasonable efforts, then Synergy may not terminate this Agreement under this Section 7.1(h) for thirty (30) calendar days following the occurrence of such Material Adverse Effect, provided Callisto continues to exercise commercially reasonable efforts to cure such Material Adverse Effect (it being understood that Synergy may not terminate this Agreement pursuant to this Section 7.1(h) if such Material Adverse Effect is cured during such thirty (30) calendar day period.

          2.3   Section 8.1 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

    "Lockup.    Each share of Synergy Common Stock received in connection with this Merger shall be subject to a lock-up beginning on the Effective Date and ending on the earlier of (i) the twenty-four (24) months after such date, (ii) a Change in Control, as defined below, or (iii) written consent of Synergy, at Synergy's sole discretion, provided Synergy's consent shall apply to all shares of Synergy Common Stock issued pursuant to the Merger (the "Lockup Period"). Each holder shall not without prior written consent, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Synergy Common Stock acquired pursuant to the Merger or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Synergy Common Stock, whether or not any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Synergy Common Stock."

        SECTION 3.    Effect on Merger Agreement.    Subject to the consents and amendments provided herein, all of the terms and conditions of the Merger Agreement shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein. On and after the date of this Amendment, each reference in the Merger Agreement to the "Merger Agreement," "hereinafter," "herein," "hereinafter," "hereunder," "hereof," or words of like import shall mean and be a reference to the Merger Agreement as amended by this Agreement.

        SECTION 4.    Severability.    In the event that any provision of this Amendment or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        SECTION 5.    Entire Agreement; Amendments.    This Amendment constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. No amendment, modification or other change to this Amendment or waiver of any agreement or other obligation of the parties under this Amendment may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by Synergy and Callisto.

        SECTION 6.    Successors and Assigns.    This Amendment shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns as provided in the Merger Agreement.

        SECTION 7.    Further Assurances.    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        SECTION 8.    Notices.    Any notice, demand or request required or permitted to be given by the respective parties hereto pursuant to the terms of this Agreement shall delivered in accordance with the terms of the Merger Agreement.

        SECTION 9.    Governing Law.    This Amendment, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, and, in connection with any such matter, to service of process by notice as otherwise provided herein, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Amendment or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware.

        SECTION 10.    Waiver of Jury Trial.    EACH OF SYNERGY AND CALLISTO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING

OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF SYNERGY OR CALLISTO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

        SECTION 11.    Expenses.    The parties hereto shall pay their own costs and expenses in connection herewith.

        SECTION 12.    Captions.    The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof.

        SECTION 13.    Counterparts.    This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

SYNERGY PHARMACEUTICALS INC.
By:
	Name:	Gary S. Jacob
	Title:	Chief Executive Officer
CALLISTO PHARMACEUTICALS, INC.
By:
	Name:	Gary S. Jacob
	Title:	Chief Executive Officer

Annex E

PAWFECT FOODS, INC.
2008 EQUITY COMPENSATION INCENTIVE PLAN

1.     PURPOSE

        The Pawfect Foods, Inc. 2008 Equity Compensation Incentive Plan is intended to promote the best interests of and its stockholders by (i) assisting the Company and its Subsidiaries in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company's businesses by affording such persons equity participation in the Company and (iii) associating the interests of such persons with those of the Company and its Subsidiaries and stockholders.

2.     DEFINITIONS

        As used in the Plan the following definitions shall apply:

        "AWARD" means any Option or Restricted Stock Award granted hereunder.

        "BOARD" means the Board of Directors of the Company.

        "CAUSE" means in the case where the Participant does not have an employment, consulting or similar agreement in effect with the Company or its Subsidiaries or where there is such an agreement but it does not define "cause" (or words of like import), conduct related to the Participant's service to the Company or a Subsidiary for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Company's or its Subsidiaries policies, disclosing or misusing any confidential information or material concerning the Company or any Subsidiary or material breach of any employment, consulting agreement or similar agreement, or in the case where the Participant has an employment agreement, consulting agreement or similar agreement that defines a termination for "cause" (or words of like import), "cause" as defined in such agreement; provided, however, that with regard to any agreement that defines "cause" on occurrence of or in connection with change of control, such definition of "cause" shall not apply until a change of control actually occurs and then only with regard to a termination thereafter.

        "CODE" means the Internal Revenue Code of 1986, and any amendments thereto.

        "COMMITTEE" means the Compensation Committee of the Board ,or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board, all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Exchange Act.

        "COMMON STOCK" means the common stock, $0.001 par value, of the Company.

        "COMPANY" means Pawfect Foods, Inc., a Florida corporation.

        "CONSULTANT" means any person, other than an employee, performing consulting or advisory services for the Company or any Subsidiary.

        "CONTINUOUS SERVICE" means that the Participant's service with the Company or a Subsidiary, whether as an employee or Consultant, is not interrupted or terminated. A Participant's Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an employee or Consultant or a change in the entity for which the Participant renders such service. The Participant's Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be a Subsidiary of the Company. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

        "CORPORATION LAW" means the general corporation law of the jurisdiction of incorporation of the Company.

        "DIRECTOR" means a member of the Board.

        "DISABILITY" means that a Participant covered by a Company or Subsidiary-funded long term disability insurance program has incurred a total disability under such insurance program and a Participant not covered by such an insurance program has suffered a permanent and total disability within the meaning of Section 22(e)(3) of the Code or any successor statute thereto.

        "ELIGIBLE PERSON" means an employee, officer, director, consultant or advisor to the Company or a Subsidiary (including an entity that becomes a Subsidiary after the adoption of the Plan).

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "FAIR MARKET VALUE" means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

            (i)  If the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

           (ii)  If not so traded on a national securities exchange or on the Nasdaq National Market System, the average of the closing bid and asked prices thereof on such day of determination or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded; or

          (iii)  In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

        "INCENTIVE STOCK OPTION" means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

        "NONQUALIFIED STOCK OPTION" means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

        "OPTION" means any option to purchase shares of Common Stock granted under the Plan.

        "OUTSIDE DIRECTOR" means a director who is not an employee or consultant of the Company.

        "PARTICIPANT" means an Eligible Person who is selected by the Committee to receive an Option or Restricted Stock Award and is party to any Stock Option Agreement or Restricted Stock Award Agreement required by the terms of such Option or Restricted Stock Award.

        "PLAN" means this Pawfect Foods, Inc. 2008 Equity Compensation Incentive Plan.

        "RESTRICTED STOCK AWARD" means an award of Common Stock under Section 7.

        "SECURITIES ACT" means the Securities Act of 1933 as amended.

        "STOCK AWARD AGREEMENT" means a written agreement between the Company and a Participant setting forth the specific terms and conditions of a Restricted Stock Award granted to the

Participant under Section 7. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

        "STOCK OPTION AGREEMENT" means a written agreement between the Company and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

        "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "TEN PERCENT OWNER" means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, trust or other entity shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3.     ADMINISTRATION

        A. ADMINISTRATION.    The Committee shall serve as the administrator of the Plan. If permitted by the Corporation Law, and not prohibited by the charter or the bylaws of the Company, the Committee may delegate a portion of its authority to administer the Plan to an officer or officers of Company designated by the Committee.

        B. POWERS OF THE COMMITTEE.    Subject to the provisions of the Plan, and subject at all times to the terms and conditions of the delegation of authority from the Board, the Committee shall have the authority to implement, interpret and administer the Plan. Such authority shall include, without limitation, the authority:

            (i)  To construe and interpret all provisions of the Plan and all Stock Option Agreements and Restricted Stock Award Agreements under the Plan.

           (ii)  To determine the Fair Market Value of Common Stock.

          (iii)  To select the Eligible Persons to whom Awards, are granted from time-to-time hereunder.

          (iv)  To determine the number of shares of Common Stock covered by an Option or Restricted Stock Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Restricted Stock Award, the time or times when Options or Restricted Stock Awards may be exercised or Common Stock issued thereunder, the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Restricted Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Restricted Stock Awards or Common Stock issued pursuant to Awards. Such terms may include conditions as shall be determined by the Committee and need not be uniform with respect to Participants.

           (v)  To amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Option or Restricted Stock Award; and to determine the time at which a Restricted Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable.

          (vi)  To prescribe the form of Stock Option Agreements and Restricted Stock Award Agreements; to adopt policies and procedures for the exercise of Options or Restricted Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

        Any decision made, or action taken, by the Committee or in connection with the administration of the Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

4.     ELIGIBILITY

        A. ELIGIBILITY FOR AWARDS.    Incentive Stock Options may be granted only to employees of the Company or Subsidiary. Other Awards may be granted to any Eligible Person selected by the Committee.

        B. SUBSTITUTION AWARDS.    The Committee may make Restricted Stock Awards and may grant Options under the Plan by assumption, substitution or replacement of stock awards or stock options, granted by another entity (including a Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Subsidiary) and such other entity (and/or its Subsidiary). Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Restricted Stock Awards or Options shall be as the Committee, in its discretion, determines is appropriate.

5.     COMMON STOCK SUBJECT TO PLAN

        A. SHARE RESERVE AND LIMITATIONS ON GRANTS.    Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under the Plan pursuant to the exercise of Options and (ii) issued pursuant to Restricted Stock Awards is 6,500,000 shares of Common Stock.

        B. REVERSION OF SHARES.    If an Option or Restricted Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Restricted Stock Award which are repurchased or reacquired by the Company at the original purchase price of such shares (including, in the case of shares forfeited back to the Company, no purchase price), shall be returned to the share reserve for future grant under the Plan. For avoidance of doubt, this Section 5.B shall not apply to any per Participant limit set forth in Section 5.A.

        C. SOURCE OF SHARES.    Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company.

        D. BOOK-ENTRY.    Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.

6.     OPTIONS

        A. AWARD.    In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an

Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

        B. EXERCISE PRICE.    The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

            (i)  The exercise price per share for Common Stock subject to a Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date of grant.

           (ii)  The exercise price per share for Common Stock subject to an Incentive Stock Option:

      •
      granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

      •
      granted to any other Participant, shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

        C. MAXIMUM OPTION PERIOD.    The maximum period during which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

        D. MAXIMUM VALUE OF OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS.    To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company or any of its Subsidiaries or parent) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

        E. NONTRANSFERABILITY.    Options granted under the Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant's family members to the extent in compliance with applicable securities registration rules. The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided that unless the Committee approves a subsequent transfer, such Option shall be nontransferable by the initial transferee of such Option except by will or by the laws of descent and distribution. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

        F. VESTING AND TERMINATION OF CONTINUOUS SERVICE.    Except as provided in a Stock Option Agreement, the following rules shall apply:

            (i)  Options will vest as provided in the Stock Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date of the Participant's termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.

           (ii)  If the Participant's termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (a) one (1) year after the date of the Participant's termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. Until the expiration date, the Participant or, in the event of the Participant's death (including death after termination of Continuous Service but before the right to exercise the Option expires) Participant's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

          (iii)  If the Participant's termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)), the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (a) three (3) months after the date of the Participant's termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. If the Participant's termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire on the earlier of (x) one (1) year after the date of the Participant's termination of Continuous Service or (y) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

          (iv)  If the Participant's termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant's Continuous Service for Cause, the right to exercise the Option shall expire as of the date of the Participant's termination of Continuous Service.

        G. EXERCISE.    An Option, if exercisable, shall be exercised by completion, execution and delivery of notice (written or electronic) to the Company of the Option which states (i) the Option holder's intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Company and (iv) the method for satisfying any applicable tax withholding as provided in Section 10. Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6.H. Subject to the provisions of the Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

        H. PAYMENT.
            (i)  Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee. Payment of all or part of the exercise price of an Option may also be made (a) by surrendering shares of Common Stock to the Company, or (b) if the Common Stock is traded on an established securities market, payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

           (ii)  If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the exercise price of the shares for which the Option is being exercised.

          (iii)  On or after the date any Option other than an Incentive Stock Option is granted, the Committee may determine that payment of the exercise price may also be made in whole or part in the form of Restricted Stock or other Common Stock that is subject to a risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever the exercise price is paid in whole or in part in accordance with this Section 6.H(iii), the Stock received by the Participant upon such exercise shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Participant, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received by the Participant as applied to the forfeitable or restricted shares surrendered by the Participant.

        I. STOCKHOLDER RIGHTS.    No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Company.

        J. DISPOSITION.    A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

7.     RESTRICTED STOCK AWARDS

        Each Restricted Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

        (I) PURCHASE PRICE.    The Committee may establish a purchase price for Common Stock subject to a Restricted Stock Award.

        (II) CONSIDERATION.    The purchase price, if any, of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (a) in cash at the time of purchase, or (b) in any other form of legal consideration that may be acceptable to the Committee in its discretion.

        (III) VESTING.    Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee. Any grant or the vesting thereon may be further conditioned upon the attainment of Performance Objectives established by the Committee.

        (IV) PARTICIPANT'S TERMINATION OF SERVICE OR FAILURE OF VESTING.    In the event of a Participant's termination of Continuous Service before vesting or other failure of the Common Stock to vest, then, unless otherwise provided in the Restricted Stock Award Agreement, the Participant shall forfeit shares of Common Stock held by a Participant under the terms of a Restricted Stock Award which have not vested and for which no purchase price was paid by the Participant and the Company may repurchase or otherwise reacquire (including by way of forfeiture by the Participant) any or all of the shares of Common Stock held by the Participant which have not vested under the terms of the Restricted Stock Award Agreement for such Restricted Stock Award and for which a purchase price was paid by the Participant at such purchase price.

        (V) TRANSFERABILITY.    Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement for such Restricted Stock Award, as the Committee shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Restricted Stock Award Agreement.

        (VI) ADDITIONAL RIGHTS.    Any grant may require that any or all dividends or other distributions paid on the shares acquired under a Restricted Stock Award during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee shall determine. Unless provided otherwise in the Restricted Stock Award Agreement, Participants holding shares of Common Stock subject to restrictions under a Restricted Stock Award Agreement may exercise full voting rights with respect to the shares.

8.     CHANGES IN CAPITAL STRUCTURE

        A. NO LIMITATIONS OF RIGHTS.    The existence of outstanding Options or Restricted Stock Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        B. CHANGES IN CAPITALIZATION.    If the Company shall effect (i) any stock dividend, stock split, subdivision or consolidation of shares, recapitalization or other capital readjustment, (ii) any merger, consolidation, separation of the Company (including a spin-off or split-up), reorganization, partial or complete liquidation or other distribution of assets (other than ordinary dividends or distributions) without receiving consideration therefore in money, services or property, or (iii) any other corporate transaction having a similar effect, then (iv) the number, class, and per share price or base amount of shares of Common Stock subject to outstanding Options and Restricted Stock Awards shall be equitably adjusted by the Committee as it in good faith determines is required in order to prevent enlargement, dilution, or diminishment of rights, (v) the number and class of shares of Common Stock then reserved for issuance under the Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be adjusted as the Committee deems appropriate to reflect such transaction, and (vi) the Committee shall make such modifications to the Performance Objectives for each outstanding Restricted Award as the Committee determines are appropriate in accordance with Section 2, "Performance Objectives." The conversion of convertible securities of the Company shall not be treated as effected "without receiving consideration." The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

        C. MERGER, CONSOLIDATION OR ASSET SALE.    If the Company (i) is dissolved, liquidated, merged or consolidated with another entity, (ii) sells or otherwise disposes of substantially all of its assets to another entity or (iii) engages in any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (other than persons who are stockholders or Subsidiaries immediately prior to the transaction) owning fifty percent (50%) or more of the combined voting power of all classes of stock of the Company, while Options or Restricted Stock Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options or Restricted Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Restricted Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall become exercisable immediately prior to and terminate immediately as of the effective date of any such merger, consolidation, sale, or other applicable transaction. In the alternative, the Board may elect, in its sole discretion, to cancel any outstanding Options and Restricted Stock Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock Awards, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (B) the exercise price applicable to such Option.

        D. CHANGE OF CONTROL.    Except as expressly provided in any Stock Option Agreement or Restricted Award Agreement, in the event of a Change of Control, the Participant shall have the cumulative right to purchase up to 100% of the shares of Common Stock subject to the Option or Restricted Stock Award, as the case may be.

        A Change of Control means the happening of any of the following:

          (a)   When any person, as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a group as defined in Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

          (b)   When Incumbent Directors cease for any reason to constitute at least two-thirds of the Board (where Incumbent Director means any director on the date of adoption of the Plan and any director elected by, or on the recommendation of, or with the approval of, a majority of the directors who then qualified as Incumbent Directors);

          (c)   The effective date of any merger or consolidation of the Company with another corporation where (i) the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger; provided, however, that, in each of the cases set forth above in clauses (c)(i) or (c)(ii), no Change of Control shall be deemed to take place if the transaction was approved by the Board of Directors, the majority of the members of which were in place prior to the commencement of such sale, merger or consolidation; or

          (d)   The date of approval by the stockholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

        E. LIMITATION ON ADJUSTMENT.    Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Restricted Stock Awards.

9.     WITHHOLDING OF TAXES

        The Company or a Subsidiary shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Subsidiary in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Restricted Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Restricted Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Company or its Subsidiary in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company or its Subsidiary with respect to the Option or Restricted Stock Award.

10.   COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

        A. GENERAL REQUIREMENTS.    No Option or Restricted Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Restricted Stock Award is granted or for which an Option or Restricted Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Restricted Stock Award shall be exercisable, no Restricted Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

        B. PARTICIPANT REPRESENTATIONS.    The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

11.   GENERAL PROVISIONS

        A. EFFECT ON EMPLOYMENT AND SERVICE.    Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary, (ii) in any way affect any right and power of the Company or a Subsidiary to change an individual's duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor, or (iii) except to the extent the Committee grants an Option or Restricted Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.

        B. USE OF PROCEEDS.    The proceeds received by the Company from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes.

        C. UNFUNDED PLAN.    The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

        D. FURTHER RESTRICTIONS ON TRANSFER.    Any Award made under the Plan may expressly provide that all or any part of the shares of Common Stock that are:

  (i) to be issued or transferred by the Company upon the exercise of an Option , or (ii) no longer subject to a substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of the Plan, shall be subject to further restrictions on transfer.

        E. FRACTIONAL SHARES.    The Company shall not be required to issue fractional shares pursuant to the Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

        F. RULES OF CONSTRUCTION.    Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, and shall not be used in interpreting, construing or enforcing any provision hereof. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. To the extent that any provision of the Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of the Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of the Plan.

        G. FOREIGN EMPLOYEES.    In order to facilitate the making of any grant or combination of grants under the Plan, the. Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any subsidiary outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders of the Company.

        H. CHOICE OF LAW.    The Plan and all Stock Option Agreements and Restricted Stock Award Agreements entered into under the Plan (except to the extent that any such Stock Option Agreement or Restricted Stock Award Agreement otherwise provides) shall be governed by and interpreted under the laws of the jurisdiction of incorporation of the Company excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

12.   AMENDMENT AND TERMINATION

        The Board may amend or terminate the Plan from time to time; provided, however, that with respect to any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of employees eligible to receive Incentive Stock Options or (iii) stockholder approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any rule of the American Stock Exchange, or any national securities exchange or national market on which the Common Stock is publicly traded, each such amendment shall be subject to the approval of the stockholders of the Company. Except as specifically permitted by a provision of the Plan (other than Section 3.B.), the Stock Option Agreement or Restricted Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment to the Plan or a Stock Option Agreement or Restricted Stock Award Agreement shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or Restricted Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant. Notwithstanding anything to the contrary, the Board shall be authorized to amend any outstanding Option to reduce the exercise price or grant price without the prior approval of the stockholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options replaced with Awards having a lower exercise price without the prior approval of the stockholders of the Company.

13.   EFFECTIVE DATE AND DURATION OF PLAN

        A.    The Plan became effective upon adoption by the Board, subject to approval within twelve (12) months by vote of the holders of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a meeting to be duly held in accordance with the applicable laws of the State of Delaware. Unless and until the Plan has been approved by the stockholders of the Company, no Option or Restricted Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Company shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Option or Restricted Stock Award shall terminate.

        B.    Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options and Stock Awards terminate or are exercised.

Annex F

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SYNERGY PHARMACEUTICALS INC.
(a Delaware Corporation)

PURSUANT TO SECTIONS 242 OF THE
DELAWARE GENERAL CORPORATION LAW

        SYNERGY PHARMACEUTICALS INC., a corporation existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that:

        1.     The name of the Corporation is Synergy Pharmaceuticals Inc. The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was February 11, 1992 (the "Original Certificate"). The Original Certificate was amended and restated by the Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on December 24, 1997 (the "Amended and Restated Certificate"). The Amended and Restated Certificate was amended and restated by the Second Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on February 2, 2012 (the "Second Amended and Restated Certificate").

        2.     Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby superseded and replaced as follows:

          "A.   Number and Class of Shares Authorized; Par Value.

            The Corporation is authorized to issue the following shares of capital stock:

            (1)   Common Stock.    The aggregate number of shares of common stock (referred to in this Certificate of Incorporation as "Common Stock") which the Corporation shall have authority to issue is 200,000,000 with a par value of $0.0001 per share.

            (2)   Preferred Stock.    The aggregate number of shares of preferred stock (referred to in this Certificate of Incorporation as "Preferred Stock") which the Corporation shall have authority to issue is 20,000,000 with a par value of $.001 per share.

          B.    Description of Shares of Preferred Stock.

            The terms, preferences, limitations and relative rights of the shares of Preferred Stock are as follows:

            (1)   The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited (including, by way of illustration and not limitation, in excess of one vote per share), or without voting powers, and with such designations, preferences and relative participating, option or other rights, qualifications, limitations or restrictions, as shall be fixed and determined in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation or any amendment hereto, including (but without limiting the generality of the foregoing) the following:

              (a)   The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by resolution of the Board of Directors; and

              (b)   The rate and manner of payment of dividends payable on shares of such series, including the dividend rate, date of declaration and payment, whether dividends shall be cumulative, and the conditions upon which and the date from which such dividends shall be cumulative; and

              (c)   Whether shares of such series shall be redeemed, the time or times when, and the price or prices at which, shares of such series shall be redeemable, the redemption price, the terms and conditions of redemption, and the sinking fund provisions, if any, for the purchase or redemption of such shares; and

              (d)   The amount payable on shares of such series and the rights of holders of such shares in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; and

              (e)   The rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock, other securities, or shares of any other class or series of Preferred Stock and the terms and conditions of such conversion or exchange; and

              (f)    The voting rights, if any, and whether full or limited, of the shares of such series, which may include no voting rights, one vote per share, or such higher number of votes per share as may be designated by the Board of Directors; and

              (g)   The preemptive or preferential rights, if any, of the holders of shares of such series to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock with the Corporation.

            (2)   Except in respect of the relative rights and preferences that may be provided by the Board of Directors as hereinbefore provided, all shares of Preferred Stock shall be identical, and each share of a series shall be identical in all respects with the other shares of the same series. When payment of the consideration for which shares of Preferred Stock are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable.

          C.    Common Stock Voting Rights.

            Each record holder of Common Stock shall be entitled to one vote for each share held. Holders of Common Stock shall have no cumulative voting rights in any election of directors of the Corporation."

        3.     The Amendment of the Second Amended and Restated Certificate herein certified has been duly adopted by the stockholders in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Second Amended and Restated Certificate of Incorporation to be signed by Gary S. Jacob, its Chief Executive Officer, this    day of                    , 2012.

Gary S. Jacob Chief Executive Officer

Annex G

Appraisal Rights Under Delaware General Corporation Law

§ 262. Appraisal rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex H

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-K

(Mark one)
☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE FISCAL YEAR ENDED: DECEMBER 31, 2011
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission File Number: 001-32325

CALLISTO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	12-3894575 (I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 1609, New York, New York 10170
(Address of principal executive offices) (Zip Code)

(212) 297-0010
(Registrant's telephone number)

(Former Name, Former Address and Former Fiscal Year, if changed since last report)

         Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None

         Securities registered pursuant to section 12(g) of the Act:

Title of class:    Common stock, $0.0001 par value

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

         The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant was $73,013,614 on June 30, 2011 (based on $0.60 per share, the closing price on that day).

         As of March 29, 2012 the registrant had a total of 158,516,071 shares of Common Stock outstanding.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

FORM 10-K

PART I

        This Report on Form 10-K for Callisto Pharmaceuticals, Inc. may contain forward-looking statements. Forward-looking statements are characterized by future or conditional verbs such as "may," "will," "expect," "intend," "anticipate," believe," "estimate" and "continue" or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed elsewhere in this annual report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate efficacy in larger-scale clinical trials, the risk that we will not obtain approval to market our products, the risks associated with dependence upon key personnel and the need for additional financing. We do not assume any obligation to update forward-looking statements as circumstances change. All drug candidates to treat GI disorders and diseases, currently plecanatide and SP-333, are being developed exclusively by our subsidiary Synergy Pharmaceuticals, Inc., ("Synergy"). Use of the terms "we", "our" or "us" in connection with GI drug candidates discussed herein refer to research and development activities and plans of Synergy.

ITEM 1.    BUSINESS.

GENERAL

        Callisto Pharmaceuticals, Inc. (which may be referred to as "Callisto", "the Company", "we", "our" or "us") is a development stage biopharmaceutical company focused primarily on the development of drugs to treat gastrointestinal ("GI") disorders and diseases and was incorporated under the laws of the State of Delaware on June 5, 1996 (inception). Since inception, our efforts have been principally devoted to research and development, securing and protecting patents and raising capital. We operate as a holding company through two controlled subsidiaries: Synergy Pharmaceuticals, Inc. ("Synergy") (41% owned) and Callisto Research Labs, LLC (100% owned). Synergy owns one inactive subsidiary, IgX, Ltd (Ireland).

        All of our drug candidates, currently plecanatide and SP-333 to treat GI disorders and diseases, are being developed exclusively by Synergy. Use of the terms "we", "our" or "us" in connection with the GI drug candidates discussed herein refer to research and development activities and plans of Synergy.

        Synergy's lead drug candidates are as follows:

          (1)   Plecanatide, a guanylyl cyclase C ("GC-C") receptor agonist, to treat GI disorders, primarily chronic constipation ("CC") and constipation-predominant irritable bowel syndrome ("IBS-C").

          (2)   SP-333, a second generation GC-C receptor agonist, SP-333, now in pre-clinical development to treat gastrointestinal inflammatory diseases.

HISTORY

        In March 2002, Callisto Pharmaceuticals, Inc. ("Old Callisto"), a non-public company, purchased 99.7% of the outstanding common shares of Webtronics, Inc., ("Webtronics") a public company for $400,000. Webtronics was incorporated in Florida on February 2, 2001 and had limited operations at December 31, 2002.

        On April 30, 2003, pursuant to an Agreement and Plan of Merger dated March 10, 2003, as amended April 4, 2003, Synergy Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Synergy Pharmaceuticals, Inc. ("Synergy-DE") and Callisto Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Old Callisto (collectively, the "Merger"). As a result of the Merger, Old Callisto and Synergy-DE became wholly-owned subsidiaries of Webtronics. In connection with the Merger, Webtronics issued 17,318,994 shares of its common stock in exchange for outstanding Old Callisto common stock and an additional 4,395,684 shares in exchange for outstanding Synergy-DE common stock. In May 2003, Old Callisto changed its name to Callisto Research Labs, LLC ("Callisto Research") and Webtronics changed its name to Callisto Pharmaceuticals, Inc. and changed its state of incorporation from Florida to Delaware. Subsequently, 171,818 shares of common stock issued to former Synergy-DE stockholders were returned to us under the terms of certain indemnification agreements.

        On July 14, 2008, we entered into an Exchange Agreement dated July 11, 2008 ("Exchange Agreement"), as amended and effective on July 14, 2008, with Pawfect Foods, Inc. ("Pawfect"), Synergy-DE and other holders of Synergy-DE common stock. According to the terms of the Exchange Agreement, Pawfect acquired 100% of the common stock of Synergy-DE, from us and the other holders of Synergy-DE, in exchange for 45,464,760 shares of Pawfect's common stock representing approximately 70% of Pawfect's outstanding common stock (the "Exchange Transaction"). We received 44,590,000 of the 45,464,760 shares of Pawfect's common stock exchanged for our ownership of Synergy-DE, representing 68% of Pawfect's outstanding common stock. The remaining 874,760 shares of Pawfect common stock exchanged for ownership of Synergy-DE were issued to certain executive officers of Synergy-DE who received their shares pursuant to a Repurchase Agreement with Synergy-DE dated July 3, 2008 and assumed by Pawfect.

        Pawfect was a development stage company selling pet food products utilizing the internet, with immaterial operations at the date of the Exchange Agreement. On July 14, 2008, Pawfect discontinued its pet food business to focus all resources on continuing the development of drugs to treat GI disorders and diseases acquired in connection with the Exchange Agreement. On July 21, 2008 Pawfect, amended its articles of incorporation, in the state of Florida, to effect the actions necessary to complete the transactions contemplated by the Exchange Agreement and changed its name to Synergy Pharmaceuticals, Inc.

        From inception through December 31, 2011, we have sustained net losses attributable to common stockholders of $142,366,313. Our losses have resulted primarily from expenditures incurred in connection with research and development activities, application and filing for regulatory approval of proposed products, stock-based compensation expense, patent filing and maintenance expenses, purchase of in-process research and development, outside accounting and legal services and regulatory, scientific and financial consulting fees, as well as non-cash accretion of dividends attributable to the beneficial conversion rights of convertible preferred stock and changes in fair value of derivatives. From inception through December 31, 2011 we have not generated any revenue from operations. We expect to incur additional losses to perform further research and development activities and do not currently have any commercial biopharmaceutical products, and do not expect to have such for several years, if at all.

        Our product development efforts are in their early stages and we cannot make estimates of the costs or the time they will take to complete. The risk of not completing of any program is high because of the many uncertainties involved in bringing new drugs to market including the long duration of clinical testing, the specific performance of proposed products under stringent clinical trial protocols, the extended regulatory approval and review cycles, the nature and timing of costs and competing technologies being developed by organizations with significantly greater resources.

 PROPOSED SYNERGY PRODUCTS

  Plecanatide

        Synergy is currently developing plecanatide, a synthetic hexadecapeptide designed to mimic the actions of the GI hormone uroguanylin, for the treatment of CC and IBS-C. Plecanatide is an agonist of GC-C receptor.

        Plecanatide is covered by a U.S. patent issued on May 9, 2006 with respect to composition of matter that expires on March 25, 2023, subject to possible patent term extension, and a U.S. patent issued on September 21, 2010 with respect to composition of matter that expires on June 9, 2022, subject to possible patent term extension. Synergy has filed patent applications to broaden our patent estate covering GC-C receptor agonists.

        On October 24, 2011, Synergy initiated dosing of patients in a Phase II/III clinical trial of plecanatide to treat CC. This study is being conducted at 110 sites in the United States and is designed to enroll 880 patients with CC to insure 800 evaluable patients at the end of the study. Patients will be treated with one of three doses of plecanatide (0.3, 1.0 or 3.0 mg) or placebo taken once daily over a period of 12 weeks. The study's primary objective is the measure of CSBMs using a responder analysis. The trial will also evaluate SBMs and daily constipation symptoms, as well as the impact of plecanatide on disease-specific quality of life measures.

  14-Day Phase 2a Clinical Trial in CC

        Summary.    In September, 2010 Synergy completed a Phase 2a randomized, double-blind, placebo-controlled, 14-day repeat, oral, dose-ranging clinical trial of plecanatide in patients with CC. On October 18, 2010, Synergy presented the results of this clinical trial at the American College of Gastroenterology Annual Scientific Meeting in San Antonio, Texas. The trial utilized 78 evaluable patients at 14 sites in the United States. The primary objective of the trial was to evaluate the safety of plecanatide in patients with CC. The secondary objectives of this clinical trial were to assess the pharmacokinetic profile of plecanatide and to assess bowel function, including time to first bowel movement, frequency, completeness of evacuation, stool consistency, straining and abdominal discomfort, after treatment with plecanatide.

        Clinical Trial Design.    In this clinical trial Synergy enrolled patients that met the modified Rome III criteria of CC, a standard patient assessment tool used in the diagnosis of patients with CC. Patients also had to have had a colonoscopy within five years before enrollment with no significant findings, had to be in good health as determined by a physical examination and other standard assessments and had to have reported less than six simultaneous bowel movements, or SBMs, and less than three complete SBMs, or CSBMs, in each week during the 14-days before treatment with plecanatide or placebo. SBMs are bowel movements that occur without the use of a laxative, enema or suppository within the preceding 24 hours; and CSBMs are SBMs after which the patient reports a feeling of complete evacuation.

        Patients in this clinical trial received placebo or plecanatide once-daily in the morning for 14 consecutive days at oral doses of 0.3 mg, 1.0 mg, 3.0 mg or 9.0 mg, respectively. There were 20 patients per dose level randomized 3:1, with 15 patients in each dose level receiving plecanatide and five patients in each dose level receiving placebo. A safety review was conducted after each dose level before beginning the next higher dose level.

        Clinical Trial Results.    Plecanatide treatment exhibited a favorable safety profile with no severe adverse events observed, and notably no patients receiving plecanatide reported diarrhea. Ten percent (2/20) of patients receiving placebo and 17.2% (10/58) of patients receiving plecanatide, respectively, reported adverse events, or AEs, related to treatment and 10% (2/20) of patients receiving placebo and 8.6% (5/58) of patients receiving plecanatide, respectively, reported GI-related AEs. The majority of

AEs were mild to moderate and transient in nature. One patient on placebo discontinued from the clinical trial due to diarrhea. Additionally, no systemic absorption of plecanatide was detected in patients at any of the dose levels studied.

        Patients in all but the 0.3 mg plecanatide dose levels reported significant decreases in time to first bowel movement after dosing as compared to patients receiving placebo. Patients receiving plecanatide also reported increases in the number of SBMs and CSBMs per week, improved stool consistency and reduced straining during bowel movements as compared to pre-treatment levels for each of these measures of bowel function. In addition, a greater percentage of patients in each plecanatide dose level reported improvement in abdominal discomfort, constipation severity and overall relief after treatment as compared to patients receiving placebo.

Development Plan

        Synergy is presently dosing patients in an 800-patient Phase II/III clinical trial of plecanatide to treat CC. Synergy expects to release top-line data from this study in late 2012. Once these data have been evaluated, Synergy plans to have an "End-of-Phase 2" meeting with FDA in early 2013 to discuss the clinical plan for further development of plecanatide to treat CC.

        Synergy is also preparing to initiate a Phase 2b clinical trial of plecanatide for the treatment of IBS-C in patients during 2012.

SP-333

        Synergy is also developing a second generation GC-C receptor analog, SP-333, which is currently in pre-clinical development for the treatment of gastrointestinal inflammatory diseases. SP-333 is a synthetic analog of uroguanylin, a natriuretic hormone which is normally produced in the body's intestinal tract. Deficiency of this hormone is predicted to be one of the primary reasons for the formation of polyps that can lead to colon cancer, as well as debilitating and difficult-to-treat GI inflammatory disorders such as UC and Crohn's disease. Synergy plans to submit by mid-2012 an Investigational New Drug application, or IND, to the U.S. Food and Drug Administration, or FDA, to treat UC, and intend to initiate a Phase 1 clinical trial of SP-333 in volunteers during the second half of 2012.

        More than 500,000 Americans are afflicted with UC, a type of IBD that causes chronic inflammation of the colon. Along with Crohn's disease, the other major form of IBD, UC is painful and debilitating, and can lead to other serious and life-threatening complications such as increased incidence of colon cancer. There is currently no medical cure for UC. A considerable medical need exists for the control and treatment of UC.

        On February 1, 2011 the U.S. Patent and Trademark Office issued U.S. Patent No. 7,879,802, covering our novel drug candidate SP-333 to treat inflammatory bowel disease (IBD). SP-333 is a second-generation guanylate cyclase C (GC-C) agonist with the potential to treat gastro-intestinal diseases such as UC. The patent entitled "Agonists of Guanylate Cyclase Useful for the Treatment of Gastrointestinal Disorders, Inflammation, Cancer and Other Disorders" specifically claims composition of matter of SP-333 and use in the treatment of human diseases.

Manufacturing of Synergy Product Candidates

        Synergy does not have any in-house manufacturing capabilities. Our active pharmaceutical ingredients, or APIs, and the final formulated drug products are manufactured for us by third party contractors. Accordingly, unless or until Synergy develops or acquires sufficient manufacturing capabilities, Synergy will depend on third parties to manufacture plecanatide, SP-333 and any future APIs that we may develop or acquire. Synergy has executed manufacturing supply agreements for API manufacturing of plecanatide with two suppliers, sufficient to meet our foreseeable clinical trial requirements.

        Synergy continues to pursue additional API and drug product supply agreements with other manufacturers. Synergy is in the process of selecting at least one more manufacturer to produce our APIs in accordance with current good manufacturing practices, or cGMP, on a commercial scale to meet our future needs. It is a fundamental part of our commercial strategy to maintain two or more API suppliers to ensure continuity in our supply chain. Synergy believe, based on the ongoing studies to date, that our current formulations of capsules/tablets are both cost effective and meet the stability requirements for pharmaceutical drug products.

Government Regulation

        In the United States, pharmaceutical products are subject to extensive regulation by the FDA. The Federal Food, Drug, and Cosmetic Act and other federal and state statutes and regulations, govern, among other things, the research, development, testing, manufacture, storage, recordkeeping, approval, labeling, promotion and marketing, distribution, post-approval monitoring and reporting, sampling, and import and export of pharmaceutical products. The FDA has very broad enforcement authority and failure to abide by applicable regulatory requirements can result in administrative or judicial sanctions being imposed on us, including warning letters, refusals of government contracts, clinical holds, civil penalties, injunctions, restitution, disgorgement of profits, recall or seizure of products, total or partial suspension of production or distribution, withdrawal of approval, refusal to approve pending applications, and criminal prosecution.

  FDA Approval Process

        We believe that Synergy's product candidates will be regulated by the FDA as drugs. No manufacturer may market a new drug until it has submitted an NDA to the FDA, and the FDA has approved it. The steps required before the FDA may approve an NDA generally include:

  •
  preclinical laboratory tests and animal tests conducted in compliance with FDA's good laboratory practice requirements;

  •
  development, manufacture and testing of active pharmaceutical product and dosage forms suitable for human use in compliance with current good manufacturing practices, or GMP;

  •
  the submission to the FDA of an investigational new drug application, or IND, for human clinical testing, which must become effective before human clinical trials may begin;

  •
  adequate and well-controlled human clinical trials to establish the safety and efficacy of the product for its specific intended use(s);

  •
  the submission to the FDA of a New Drug Application, or NDA; and

  •
  FDA review and approval of the NDA.

        Preclinical tests include laboratory evaluation of the product candidate, as well as animal studies to assess the potential safety and efficacy of the product candidate. The conduct of the pre-clinical tests must comply with federal regulations and requirements including good laboratory practices. We must submit the results of the preclinical tests, together with manufacturing information, analytical data and a proposed clinical trial protocol to the FDA as part of an IND, which must become effective before we may commence human clinical trials. The IND will automatically become effective 30 days after its receipt by the FDA, unless the FDA raises concerns or questions before that time about the conduct of the proposed trials. In such a case, we must work with the FDA to resolve any outstanding concerns before clinical trials can proceed. We cannot be sure that submission of an IND will result in the FDA allowing clinical trials to begin, or that, once begun, issues will not arise that suspend or terminate such trials. The study protocol and informed consent information for patients in clinical trials must also be submitted to an institutional review board for approval. An institutional review board may also require the clinical trial at the site to be halted, either temporarily or permanently, for failure to comply with the institutional review board's requirements or may impose other conditions.

        Clinical trials involve the administration of the product candidate to humans under the supervision of qualified investigators, generally physicians not employed by or under the trial sponsor's control. Clinical trials are typically conducted in three sequential phases, though the phases may overlap or be combined. In Phase 1, the initial introduction of the drug into healthy human subjects, the drug is usually tested for safety (adverse effects), dosage tolerance and pharmacologic action, as well as to understand how the drug is taken up by and distributed within the body. Phase 2 usually involves studies in a limited patient population (individuals with the disease under study) to:

  •
  evaluate preliminarily the efficacy of the drug for specific, targeted conditions;

  •
  determine dosage tolerance and appropriate dosage as well as other important information about how to design larger Phase 3 trials; and

  •
  identify possible adverse effects and safety risks.

        Phase 3 trials generally further evaluate clinical efficacy and test for safety within an expanded patient population. The conduct of the clinical trials is subject to extensive regulation, including compliance with good clinical practice regulations and guidance.

        The FDA may order the temporary or permanent discontinuation of a clinical trial at any time or impose other sanctions if it believes that the clinical trial is not being conducted in accordance with FDA requirements or presents an unacceptable risk to the clinical trial patients. We may also suspend clinical trials at any time on various grounds.

        The results of the preclinical and clinical studies, together with other detailed information, including the manufacture and composition of the product candidate, are submitted to the FDA in the form of an NDA requesting approval to market the drug. FDA approval of the NDA is required before marketing of the product may begin in the U.S. If the NDA contains all pertinent information and data, the FDA will "file" the application and begin review. The FDA may "refuse to file" the NDA if it does not contain all pertinent information and data. In that case, the applicant may resubmit the NDA when it contains the missing information and data. Once the submission is accepted for filing, the FDA begins an in-depth review. The FDA has agreed to certain performance goals in the review of new drug applications. Most such applications for non-priority drug products are reviewed within 10 months. The review process, however, may be extended by FDA requests for additional information, preclinical or clinical studies, clarification regarding information already provided in the submission, or submission of a risk evaluation and mitigation strategy. The FDA may refer an application to an advisory committee for review, evaluation and recommendation as to whether the application should be approved. The FDA is not bound by the recommendations of an advisory committee, but it considers such recommendations carefully when making decisions. Before approving an NDA, the FDA will typically inspect the facilities at which the product candidate is manufactured and will not approve the product candidate unless GMP compliance is satisfactory. FDA also typically inspects facilities responsible for performing animal testing, as well as clinical investigators who participate in clinical trials. The FDA may refuse to approve an NDA if applicable regulatory criteria are not satisfied, or may require additional testing or information. The FDA may also limit the indications for use and/or require post-marketing testing and surveillance to monitor the safety or efficacy of a product. Once granted, product approvals may be withdrawn if compliance with regulatory standards is not maintained or problems are identified following initial marketing.

        The testing and approval process requires substantial time, effort and financial resources, and our product candidates may not be approved on a timely basis, if at all. The time and expense required to perform the clinical testing necessary to obtain FDA approval for regulated products can frequently exceed the time and expense of the research and development initially required to create the product. The results of preclinical studies and initial clinical trials of our product candidates are not necessarily predictive of the results from large-scale clinical trials, and clinical trials may be subject to additional costs, delays or modifications due to a number of factors, including difficulty in obtaining enough patients, investigators or product candidate supply. Failure by us to obtain, or any delay in obtaining, regulatory approvals or in complying with requirements could adversely affect the commercialization of product candidates and our ability to receive product or royalty revenues.

Other Regulatory Requirements

        After approval, drug products are subject to extensive continuing regulation by the FDA, which include company obligations to manufacture products in accordance with Good Manufacturing Practice, or GMP, maintain and provide to the FDA updated safety and efficacy information, report adverse experiences with the product, keep certain records and submit periodic reports, obtain FDA approval of certain manufacturing or labeling changes, and comply with FDA promotion and advertising requirements and restrictions. Failure to meet these obligations can result in various adverse consequences, both voluntary and FDA-imposed, including product recalls, withdrawal of approval, restrictions on marketing, and the imposition of civil fines and criminal penalties against the NDA holder. In addition, later discovery of previously unknown safety or efficacy issues may result in restrictions on the product, manufacturer or NDA holder.

        We and any manufacturers of our products are required to comply with applicable FDA manufacturing requirements contained in the FDA's GMP regulations. GMP regulations require among other things, quality control and quality assurance as well as the corresponding maintenance of records and documentation. The manufacturing facilities for our products must meet GMP requirements to the satisfaction of the FDA pursuant to a pre-approval inspection before we can use them to manufacture our products. We and any third-party manufacturers are also subject to periodic inspections of facilities by the FDA and other authorities, including procedures and operations used in the testing and manufacture of our products to assess our compliance with applicable regulations.

        With respect to post-market product advertising and promotion, the FDA imposes a number of complex regulations on entities that advertise and promote pharmaceuticals, which include, among others, standards for direct-to-consumer advertising, promoting drugs for uses or in patient populations that are not described in the drug's approved labeling (known as "off-label use"), industry-sponsored scientific and educational activities, and promotional activities involving the internet. Failure to comply with FDA requirements can have negative consequences, including adverse publicity, enforcement letters from the FDA, mandated corrective advertising or communications with doctors, and civil or criminal penalties. Although physicians may prescribe legally available drugs for off-label uses, manufacturers may not market or promote such off-label uses.

        Changes to some of the conditions established in an approved application, including changes in indications, labeling, or manufacturing processes or facilities, require submission and FDA approval of a new NDA or NDA supplement before the change can be implemented. An NDA supplement for a new indication typically requires clinical data similar to that in the original application, and the FDA uses the same procedures and actions in reviewing NDA supplements as it does in reviewing NDAs.

        Adverse event reporting and submission of periodic reports is required following FDA approval of an NDA. The FDA also may require post-marketing testing, known as Phase 4 testing, risk minimization action plans and surveillance to monitor the effects of an approved product or place conditions on an approval that could restrict the distribution or use of the product.

        Outside the United States, our ability to market a product is contingent upon receiving marketing authorization from the appropriate regulatory authorities. The requirements governing marketing authorization, pricing and reimbursement vary widely from jurisdiction to jurisdiction. At present, foreign marketing authorizations are applied for at a national level, although within the European Union registration procedures are available to companies wishing to market a product in more than one European Union member state.

Competition

        The biopharmaceutical industry is characterized by rapidly evolving technology and intense competition. Synergy's competitors include major pharmaceutical and biotechnology companies focusing on GI such as Ironwood Pharmaceuticals, Inc., Forest Laboratories, Inc., Takeda Pharmaceuticals America, Inc., Sucampo Pharmaceuticals, Inc., Salix Pharmaceuticals, Inc. and Shire Plc. Most have financial, technical and marketing resources significantly greater than our resources. Academic institutions, governmental agencies and other public and private research organizations are also conducting research activities and seeking patent protection and may commercialize products on their own or through joint ventures. We are aware of certain development projects for products to prevent or treat certain diseases targeted by Synergy. The existence of these potential products or other products or treatments of which we are not aware, or products or treatments that may be developed in the future, may adversely affect our ability to market the products we develop.

Research and Development Expenses

        Research and development costs include expenditures for an in-house research and development laboratory, salaries and staff costs, application and filing for regulatory approval of proposed products, purchased in-process research and development, regulatory and scientific consulting fees, as well as contract services, including clinical trial related patient costs, drug formulation and tableting, data collection, monitoring, insurance and FDA consultants. Research and development expenses were $13,318,455 for the twelve months ended December 31, 2011, as compared to $9,588,543 and $3,423,515 for the twelve months ended December 31, 2010 and 2009, respectively.

        During the twelve months ended December 31, 2010 we were awarded a New York State Qualified Employer Tax Credit totaling $531,127 and Synergy received a $244,479 Federal credit for our Qualifying Therapeutic Discovery Project under the Patient Protection and Affordable Care Act of 2010 and earned a $250,000 New York City Biotechnology refundable 2010 tax credit. The total of these research expenditure based incentives $1,025,606 have been recorded as tax credits in the statement of operations.

        During the year ended December 31, 2011 Synergy recorded refundable tax credit receivable in current assets for its (i) 2010 New York State QETC credit, totaling $248,486 and (ii) its 2011 New York City Biotechnology Tax Credit for the tax year of 2011 totaling $118,437. These credits are presented as other income in the statement of operations.

Patents and Proprietary Rights

        We are able to protect our technology from unauthorized use by third parties only to the extent that it is covered by valid and enforceable patents or is effectively maintained as a trade secret or is protected by confidentiality agreements. Accordingly, patents or other proprietary rights are an essential element of our business.

        As of March 29, 2012 Synergy had five issued United States patents. Two of these patents cover the composition-of-matter of plecanatide and were issued on May 9, 2006 and September 21, 2010; they will expire in 2023 and 2022, respectively. A third patent covers the composition-of-matter of SP333 issued on February 1, 2011 and expires in 2028. A fourth patent granted October 11, 2011 covers composition-of-matter of analogs related to plecanatide and SP333 and will expire in 2028. A fifth patent granted February 14, 2012 covers a method of treating inflammatory bowel disease using plecanatide and will expire in 2022. In addition, Synergy has three granted foreign patents which cover composition-of-matter of plecanatide and expire in 2022. These foreign patents cover Austria, Belgium, Switzerland, Cyprus, Germany, Denmark, Spain, Finland, France, United Kingdom, Greece, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, Netherlands, Portugal, Sweden, Turkey, Hong Kong, Armenia, Azerbaijan, Belarus, Kazakhstan, Kyrgyz Republic, Moldova, Russian Federation, Tajikistan, Turkmenistan, and Japan.

        Additionally as of March 29, 2012, Synergy had 7 pending United States patent applications and 39 pending foreign patent applications covering plecanatide and SP-333 and various derivatives and analogs. In April 2010, two parties filed an opposition to our granted patent with the European Patent Office. An opposition hearing was held December 14, 2011, which resulted in the European Patent Office issuing the following statement: "Account being taken of the amendments made by the patent proprietor during the opposition proceedings, the patent and the invention to which it relates are found to meet the requirements of the European Patent Convention (Art.101(3)(a)EPC). "In particular, the composition-of-matter claim covering plecanatide was upheld. In addition, we are aware that another pharmaceutical company has been issued a United States patent for the use of plecanatide for treatment of constipation or constipation predominant irritable bowel syndrome.

        Patents extend for varying periods according to the date of patent filing or grant and the legal term of patents in the various countries where patent protection is obtained. The actual protection afforded by a patent, which can vary from country to country, depends on the type of patent, the scope of its coverage and the availability of legal remedies in the country.

        While trade secret protection is an essential element of our business and we have taken security measures to protect our proprietary information and trade secrets, we cannot give assurance that our unpatented proprietary technology will afford us significant commercial protection. We seek to protect our trade secrets by entering into confidentiality agreements with third parties, employees and consultants. Our employees and consultants also sign agreements requiring that they assign to us their interests in intellectual property arising from their work for us. All employees sign an agreement not to engage in any conflicting employment or activity during their employment with us and not to disclose or misuse our confidential information. However, it is possible that these agreements may be breached or invalidated, and if so, there may not be an adequate corrective remedy available. Accordingly, we cannot ensure that employees, consultants or third parties will not breach the confidentiality provisions in our contracts, infringe or misappropriate our trade secrets and other proprietary rights or that measures we are taking to protect our proprietary rights will be adequate.

        In the future, third parties may file claims asserting that our technologies or products infringe on their intellectual property. We cannot predict whether third parties will assert such claims against us or against the licensors of technology licensed to us, or whether those claims will harm our business. If we are forced to defend ourselves against such claims, whether they are with or without merit and whether they are resolved in favor of, or against, our licensors or us, we may face costly litigation and the diversion of management's attention and resources. As a result of such disputes, we may have to develop costly non-infringing technology or enter into licensing agreements. These agreements, if necessary, may be unavailable on terms acceptable to us, or at all.

ATIPRIMOD

        On August 28, 2002, and as amended on May 23, 2003, Synergy entered into a worldwide license agreement (the "Original License") with AnorMED Inc. ("AnorMED") to research, develop, sell and commercially exploit the Atiprimod patent rights. The Original License provided for aggregate milestone payments of up to $14 million based upon achieving certain regulatory submissions and approvals for an initial indication, and additional payments of up to $16 million for each additional indication based on achieving certain regulatory submissions and approvals. Commencing on January 1,

2004 and on January 1 of each subsequent year Synergy was obligated to pay AnorMED a maintenance fee of $200,000 until the first commercial sale of the product. These annual maintenance fee payments under the Original License were made in January 2004, 2005, 2006 and 2007 and recorded as research and development expense.

        On December 31, 2007, we and Synergy entered into an Amended and Restated License Agreement with AnorMED Corporation ("AnorMED"), a wholly-owned subsidiary of Genzyme Corporation ("Genzyme"), pursuant to which the parties amended the Original License agreement for Atiprimod to eliminate all future maintenance fees and milestone payments and reduce future royalties. In return for the reduced future payments to Genzyme, we agreed to pay upfront fees which were recorded as a liability and expensed on December 31, 2007. As of December 18, 2008, $650,000 of these upfront fees remained due and payable.

        On December 19, 2008, we entered into a Technology Assignment Agreement (the "Agreement") with AnorMED pursuant to which AnorMED transferred and assigned to us all of AnorMED's right, title and interest in and to all patents and patent applications with respect to Atiprimod in addition to all trade secrets, technical reports and data concerning Atiprimod and any analogs or derivatives in return for a cash payment of $650,000, which payment settled the upfront fees owed from December 31, 2007 Amended and Restated License Agreement. In addition the Agreement specified that the Amended and Restated License Agreement between us and AnorMED dated December 31, 2007, with respect to which AnorMED licensed to us certain patent rights and technology related to Atiprimod, was terminated with no additional amounts due.

        Since January 27, 2009, we are no longer actively pursuing the in-house development of Atiprimod and out-licensing opportunities for further development of this drug have not materialized as of December 31, 2011.

L-ANNAMYCIN

        On August 12, 2004 we entered into a worldwide exclusive license agreement with The University of Texas M.D. Anderson Cancer Center to develop and commercially exploit the L-Annamycin patent rights. L-Annamycin, an anthracycline drug for leukemia therapy, has a novel therapeutic profile, including activity against drug resistant tumors and significantly reduced toxicity.

        On December 31, 2008 we suspended any further development work on L-Annamycin. On June 13, 2011 we were notified by the University of Texas M.D. Anderson Cancer Center that our August 12, 2004 license agreement had been terminated.

DEGRASYNS

        On January 10, 2006, we entered into a license agreement with the University of Texas M.D. Anderson Cancer Center whereby we were granted the exclusive right to manufacture, have manufactured, use, import, offer to sell and/or sell anti-cancer compounds called tyrphostins (renamed Degrasyns). Degrasyns are a second-generation class of tyrphostins developed by scientists at the University of Texas M.D. Anderson Cancer Center that have a novel anti-cancer mechanism-of-action that centers on their ability to selectively degrade key proteins that are involved in tumor cell proliferation and survival. The intention was to work with key scientists at the University of Texas M.D. Anderson Cancer Center to bring forward a pre-clinical candidate for development in the clinic. All in-house work on this program was discontinued as of December 31, 2008.

LICENSE AGREEMENTS

        On January 10, 2006, we entered into a Patent and Technology License Agreement with The University of Texas M.D. Anderson Cancer Center. Pursuant to the license agreement, we were granted the exclusive right to manufacture, have manufactured, use, import, offer to sell and/or sell anti-cancer compounds called tyrphostins (renamed Degrasyns). We paid a nonrefundable license fee of $200,000 upon execution of this agreement and we are obligated to pay annual license maintenance fees to The University of Texas M.D. Anderson Cancer Center. We are also obligated under this agreement to pay for legal fees and expenses associated with establishing and protecting the patent rights worldwide.

        We also agreed to pay The University of Texas M.D. Anderson Cancer Center royalties based on net sales from any licensed products, plus aggregate milestone payments of up to $1,750,000 based upon achieving certain regulatory submissions and approvals. The term of the agreement is from January 10, 2006 until the end of the term for which the patent rights associated with the licensed technology have expired. If the first pending patent is issued, the agreement is projected to expire in 2024. In addition, at any time after January 10, 2008, The University of Texas M.D. Anderson Cancer Center has the right to terminate the license if we fail to provide evidence within 90 days of written notice that we have commercialized or are actively and effectively attempting to commercialize the licensed technology. All in-house work on this program was discontinued as of December 31, 2008, effectively terminating this license.

        On August 12, 2004, we entered into a world-wide license agreement with The University of Texas M.D. Anderson Cancer Center to research, develop, sell and commercially exploit the patent rights for L-Annamycin. Consideration paid for this license amounted to $31,497 for reimbursement of out-of-pocket costs for filing, enforcing and maintaining the L-Annamycin patent rights and a $100,000 initial license fee. We also agreed to pay The University of Texas M. D. Anderson Cancer Center royalties based on net sales from any licensed products, plus aggregate milestone payments of up to $750,000 based upon achieving certain regulatory submissions and approvals. The term of the agreement is from August 12, 2004 until November 2, 2019. Under the terms of the license agreement, we are required to make certain good faith expenditures towards the clinical development of at least one licensed product within the two year period after March 2005. In addition, at any time after August 12, 2009, The University of Texas M.D. Anderson Cancer Center has the right to terminate the license if we fail to provide evidence within 90 days of written notice that we have commercialized or we are actively and effectively attempting to commercialize L-Annamycin. On June 23, 2011, this Patent and Technology License Agreement with The University of MD Anderson Cancer Center was terminated.

        On August 28, 2002, and as amended on May 23, 2003, Synergy entered into a worldwide license agreement (the "Original License") with AnorMED Inc. ("AnorMED") to research, develop, sell and commercially exploit the Atiprimod (SKF 106615) patent rights. The Original License provided for aggregate milestone payments of up to $14 million based upon achieving certain regulatory submissions and approvals for an initial indication, and additional payments of up to $16 million for each additional indication based on achieving certain regulatory submissions and approvals. Commencing on January 1, 2004 and on January 1 of each subsequent year Synergy was obligated to pay AnorMED a maintenance fee of $200,000 until the first commercial sale of the product. These annual maintenance fee payments under the Original License were made in January 2004, 2005, 2006 and 2007 and recorded as research and development expense.

        On December 31, 2007, we and Synergy entered into an Amended and Restated License Agreement with AnorMED Corporation ("AnorMED"), a wholly-owned subsidiary of Genzyme Corporation ("Genzyme"), pursuant to which the parties amended the Original License agreement for Atiprimod to eliminate all future maintenance fees and milestone payments and reduce future royalties to single digits. In return for the reduced future payments to Genzyme, we agreed to pay upfront fees which were recorded as a liability and expensed on December 31, 2007. As of December 18, 2008

$650,000 of these upfront fees remained due and payable. On December 19, 2008, we entered into a Technology Assignment Agreement (the "Agreement") with AnorMED pursuant to which AnorMED transferred and assigned to us all of AnorMED's right, title and interest in and to all patents and patent applications with respect to Atiprimod in addition to all trade secrets, technical reports and data concerning Atiprimod and any analogs or derivatives in return for a cash payment of $650,000, which payment settled the upfront fees owed from the December 31, 2007 Amended and Restated License Agreement. In addition the Agreement specified that the Amended and Restated License Agreement between us and AnorMED dated December 31, 2007, with respect to which AnorMED licensed to us certain patent rights and technology related to Atiprimod, was terminated with no additional payments due.

EMPLOYEES

        As of March 29, 2012, we had 11 full-time employees. All employees are employees of Synergy Pharmaceuticals, Inc.We believe our employee relations are satisfactory.

CALLISTO WEBSITE

        Our website address is www.callistopharma.com. Information found on our website is not incorporated by reference into this report. We make available free of charge through our website our Securities and Exchange Commission, or SEC, filings, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

ITEM 1A.    RISK FACTORS

Risks Related to Our Business

We are at an early stage of development as a company, currently have no source of revenue and may never become profitable.

        We are a development stage biopharmaceutical company. Currently, we have no products approved for commercial sale and, to date, we have not generated any revenue. Our ability to generate revenue depends heavily on:

  •
  demonstration in current and future clinical trials that our product candidate, plecanatide for the treatment of GI disorders, is safe and effective;

  •
  our ability to seek and obtain regulatory approvals, including with respect to the indications we are seeking;

  •
  the successful commercialization of our product candidates; and

  •
  market acceptance of our products.

        All of our existing product candidates will require extensive additional clinical evaluation, regulatory review, significant marketing efforts and substantial investment before they could provide us with any revenue. As a result, if we do not successfully develop and commercialize plecanatide, we will be unable to generate any revenue for many years, if at all. We do not anticipate that we will generate revenue for several years, at the earliest, or that we will achieve profitability for at least several years after generating material revenue, if at all. If we are unable to generate revenue, we will not become profitable, and we may be unable to continue our operations.

We do not have any products that are approved for commercial sale and therefore do not expect to generate any revenues from product sales in the foreseeable future, if ever.

        To date, we have funded our operations primarily from sales of our securities. We have not received, and do not expect to receive for at least the next several years, if at all, any revenues from the commercialization of our product candidates. To obtain revenues from sales of our product candidates, we must succeed, either alone or with third parties, in developing, obtaining regulatory approval for, manufacturing and marketing drugs with commercial potential. We may never succeed in these activities, and we may not generate sufficient revenues to continue our business operations or achieve profitability.

We have incurred significant losses since inception and anticipate that we will incur continued losses for the foreseeable future. If we are unable to achieve and then maintain profitability, the market value of our common stock will likely decline.

        As of December 31, 2011 we had an accumulated deficit of $142,366,313. We expect to incur significant and increasing operating losses for the next several years as we expand our research and development, continue our clinical trials of plecanatide for the treatment of GI disorders, acquire or license technologies, advance other product candidates into clinical development, including SP-333, seek regulatory approval and, if we receive FDA approval, commercialize our products. Because of the numerous risks and uncertainties associated with our product development efforts, we are unable to predict the extent of any future losses or when we will become profitable, if at all. If we are unable to achieve and then maintain profitability, the market value of our common stock will likely decline.

We will need to raise substantial additional capital within the next year to fund our operations, and our failure to obtain funding when needed may force us to delay, reduce or eliminate our product development programs.

        During the twelve months ended December 31, 2011 our operating activities used net cash of $21,253,344. We expect to continue to spend substantial amounts to:

  •
  continue clinical development of plecanatide to treat GI disorders;

  •
  continue development of other product candidates, including SP-333;

  •
  finance our general and administrative expenses;

  •
  prepare regulatory approval applications for plecanatide and other product candidates, including SP-333;

  •
  license or acquire additional technologies;

  •
  launch and commercialize our product candidates, if any such product candidates receive regulatory approval; and

  •
  develop and implement sales, marketing and distribution capabilities.

        We will be required to raise additional capital within the next year to continue the development and commercialization of our current product candidates and to continue to fund operations at the current cash expenditure levels. Our future funding requirements will depend on many factors, including, but not limited to:

  •
  the rate of progress and cost of our clinical trials and other development activities;

  •
  any future decisions we may make about the scope and prioritization of the programs we pursue;

  •
  the costs of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights;

  •
  the costs and timing of regulatory approval;

  •
  the costs of establishing sales, marketing and distribution capabilities;

  •
  the effect of competing technological and market developments;

  •
  the terms and timing of any collaborative, licensing and other arrangements that we may establish; and

  •
  general market conditions for offerings from biopharmaceutical companies.

        Worldwide economic conditions and the equity and credit markets have recently significantly deteriorated and may remain depressed for the foreseeable future. These developments could make it more difficult for us to obtain additional equity or credit financing, when needed.

        We cannot be certain that funding will be available on acceptable terms, or at all. To the extent that we raise additional funds by issuing equity securities, our stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact our ability to conduct our business. If we are unable to raise additional capital when required or on acceptable terms, we may have to significantly delay, scale back or discontinue the development and/or commercialization of one or more of our product candidates. We also may be required to:

  •
  seek collaborators for our product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available; and/or

  •
  relinquish license or otherwise dispose of rights to technologies, product candidates or products that we would otherwise seek to develop or commercialize ourselves on unfavorable terms.

We are largely dependent on the success of our lead product candidate, plecanatide, and we cannot be certain that this product candidate will receive regulatory approval or be successfully commercialized.

        We currently have no products for sale, and we cannot guarantee that we will ever have any drug products approved for sale. We and our product candidates are subject to extensive regulation by the FDA and comparable regulatory authorities in other countries governing, among other things, research, testing, clinical trials, manufacturing, labeling, promotion, selling, adverse event reporting and recordkeeping. We are not permitted to market any of our product candidates in the United States until we receive approval of a new drug application, or NDA, for a product candidate from the FDA or the equivalent approval from a foreign regulatory authority. Obtaining FDA approval is a lengthy, expensive and uncertain process. We currently have one lead product candidate, plecanatide for the treatment of GI disorders, and the success of our business currently depends on its successful development, approval and commercialization. This product candidate has not completed the clinical development process; therefore, we have not yet submitted an NDA or foreign equivalent or received marketing approval for this product candidate anywhere in the world.

        The clinical development program for plecanatide may not lead to commercial products for a number of reasons, including if we fail to obtain necessary approvals from the FDA or foreign regulatory authorities because our clinical trials fail to demonstrate to their satisfaction that this product candidate is safe and effective. We may also fail to obtain the necessary approvals if we have inadequate financial or other resources to advance our product candidates through the clinical trial process. Any failure or delay in completing clinical trials or obtaining regulatory approval for plecanatide in a timely manner would have a material adverse impact on our business and our stock price.

We will need to obtain FDA approval of any proposed product brand names, and any failure or delay associated with such approval may adversely impact our business.

        Any brand names we intend to use for our product candidates will require approval from the FDA regardless of whether we have secured a formal trademark registration from the U.S. Patent and Trademark Office, or the PTO. The FDA typically conducts a review of proposed product brand names, including an evaluation of potential for confusion with other product names. The FDA may also object to a product brand name if it believes the name inappropriately implies medical claims. If the FDA objects to any of our proposed product brand names, we may be required to adopt an alternative brand name for our product candidates. If we adopt an alternative brand name, we would lose the benefit of our existing trademark applications for such product candidate and may be required to expend significant additional resources in an effort to identify a suitable product brand name that would qualify under applicable trademark laws, not infringe the existing rights of third parties and be acceptable to the FDA. We may be unable to build a successful brand identity for a new trademark in a timely manner or at all, which would limit our ability to commercialize our product candidates.

Our independent registered public accounting firm has expressed doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing.

        Our consolidated financial statements as of December 31, 2011 were prepared under the assumption that we will continue as a going concern for the next twelve months. Our independent registered public accounting firm has issued a report that included an explanatory paragraph referring to our recurring losses from operations and expressing substantial doubt in our ability to continue as a going concern without additional capital becoming available. Our ability to continue as a going concern is dependent upon our ability to obtain additional equity or debt financing, attain further operating efficiencies, reduce expenditures, and, ultimately, to generate revenue. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our quarterly operating results may fluctuate significantly.

        We expect our operating results to be subject to quarterly fluctuations. Our net loss and other operating results will be affected by numerous factors, including:

  •
  variations in the level of expenses related to our development programs;

  •
  addition or termination of clinical trials;

  •
  any intellectual property infringement lawsuit in which we may become involved;

  •
  regulatory developments affecting our product candidates;

  •
  our execution of any collaborative, licensing or similar arrangements, and the timing of payments we may make or receive under these arrangements; and

  •
  if plecanatide receives regulatory approval, the level of underlying demand for that product and wholesalers' buying patterns.

        If our quarterly operating results fall below the expectations of investors or securities analysts, the price of our common stock could decline substantially. Furthermore, any quarterly fluctuations in our operating results may, in turn, cause the price of our common stock to fluctuate substantially.

Clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results.

        In order to receive regulatory approval for the commercialization of our product candidates, we must conduct, at our own expense, extensive clinical trials to demonstrate safety and efficacy of these product candidates for the intended indication of use. Clinical testing is expensive, can take many years to complete, if at all, and its outcome is uncertain. Failure can occur at any time during the clinical trial process.

        The results of preclinical studies and early clinical trials of new drugs do not necessarily predict the results of later-stage clinical trials. Product candidates in later stages of clinical trials may fail to show safety and efficacy sufficient to support intended use claims despite having progressed through initial clinical testing. The data collected from clinical trials of our product candidates may not be sufficient to support the filing of an NDA or to obtain regulatory approval in the United States or elsewhere. Because of the uncertainties associated with drug development and regulatory approval, we cannot determine if or when we will have an approved product for commercialization or achieve sales or profits.

Delays in clinical testing could result in increased costs to us and delay our ability to generate revenue.

        We may experience delays in clinical testing of our product candidates. We do not know whether planned clinical trials will begin on time, will need to be redesigned or will be completed on schedule, if at all. Clinical trials can be delayed for a variety of reasons, including delays in obtaining regulatory approval to commence a clinical trial, in securing clinical trial agreements with prospective sites with acceptable terms, in obtaining institutional review board approval to conduct a clinical trial at a prospective site, in recruiting patients to participate in a clinical trial or in obtaining sufficient supplies of clinical trial materials. Many factors affect patient enrollment, including the size of the patient population, the proximity of patients to clinical sites, the eligibility criteria for the clinical trial, competing clinical trials and new drugs approved for the conditions we are investigating. Clinical investigators will need to decide whether to offer their patients enrollment in clinical trials of our product candidates versus treating these patients with commercially available drugs that have established safety and efficacy profiles. Any delays in completing our clinical trials will increase our costs, slow down our product development and approval process and delay our ability to generate revenue.

We may be required to suspend or discontinue clinical trials due to unexpected side effects or other safety risks that could preclude approval of our product candidates.

        Our clinical trials may be suspended at any time for a number of reasons. For example, we may voluntarily suspend or terminate our clinical trials if at any time we believe that they present an unacceptable risk to the clinical trial patients. In addition, the FDA or other regulatory agencies may order the temporary or permanent discontinuation of our clinical trials at any time if they believe that the clinical trials are not being conducted in accordance with applicable regulatory requirements or that they present an unacceptable safety risk to the clinical trial patients.

        Administering any product candidate to humans may produce undesirable side effects. These side effects could interrupt, delay or halt clinical trials of our product candidates and could result in the FDA or other regulatory authorities denying further development or approval of our product candidates for any or all targeted indications. Ultimately, some or all of our product candidates may prove to be unsafe for human use. Moreover, we could be subject to significant liability if any volunteer or patient suffers, or appears to suffer, adverse health effects as a result of participating in our clinical trials.

If we fail to comply with healthcare regulations, we could face substantial penalties and our business, operations and financial condition could be adversely affected.

        As a developer of pharmaceuticals, even though we do not intend to make referrals of healthcare services or bill directly to Medicare, Medicaid or other third-party payers, certain federal and state healthcare laws and regulations pertaining to fraud and abuse and patients' rights are and will be applicable to our business. We could be subject to healthcare fraud and abuse laws and patient privacy laws of both the federal government and the states in which we conduct our business. The laws include:

  •
  the federal healthcare program anti-kickback law, which prohibits, among other things, persons from soliciting, receiving or providing remuneration, directly or indirectly, to induce either the referral of an individual, for an item or service or the purchasing or ordering of a good or service, for which payment may be made under federal healthcare programs such as the Medicare and Medicaid programs;

  •
  federal false claims laws which prohibit, among other things, individuals or entities from knowingly presenting, or causing to be presented, claims for payment from Medicare, Medicaid, or other third-party payors that are false or fraudulent, and which may apply to entities like us which provide coding and billing information to customers;

  •
  the federal Health Insurance Portability and Accountability Act of 1996, which prohibits executing a scheme to defraud any healthcare benefit program or making false statements relating to healthcare matters and which also imposes certain requirements relating to the privacy, security and transmission of individually identifiable health information;

  •
  the Federal Food, Drug, and Cosmetic Act, which among other things, strictly regulates drug product marketing, prohibits manufacturers from marketing drug products for off-label use and regulates the distribution of drug samples; and

  •
  state law equivalents of each of the above federal laws, such as anti-kickback and false claims laws which may apply to items or services reimbursed by any third-party payer, including commercial insurers, and state laws governing the privacy and security of health information in certain circumstances, many of which differ from each other in significant ways and often are not preempted by federal laws, thus complicating compliance efforts.

        If our operations are found to be in violation of any of the laws described above or any governmental regulations that apply to us, we may be subject to penalties, including civil and criminal penalties, damages, fines and the curtailment or restructuring of our operations. Any penalties, damages, fines, curtailment or restructuring of our operations could adversely affect our ability to operate our business and our financial results. Although compliance programs can mitigate the risk of investigation and prosecution for violations of these laws, the risks cannot be entirely eliminated. Any action against us for violation of these laws, even if we successfully defend against it, could cause us to incur significant legal expenses and divert our management's attention from the operation of our business. Moreover, achieving and sustaining compliance with applicable federal and state privacy, security and fraud laws may prove costly.

If we are unable to satisfy regulatory requirements, we may not be able to commercialize our product candidates.

        We need FDA approval prior to marketing our product candidates in the United States. If we fail to obtain FDA approval to market our product candidates, we will be unable to sell our product candidates in the United States and we will not generate any revenue.

        The FDA's review and approval process, including among other things, evaluation of preclinical studies and clinical trials of a product candidate as well as the manufacturing process and facility, is lengthy, expensive and uncertain. To receive approval, we must, among other things, demonstrate with substantial evidence from well-controlled clinical trials that the product candidate is both safe and effective for each indication for which approval is sought. Satisfaction of these requirements typically takes several years and the time needed to satisfy them may vary substantially, based on the type, complexity and novelty of the pharmaceutical product. We cannot predict if or when we will submit an

NDA for approval for any of our product candidates currently under development. Any approvals we may obtain may not cover all of the clinical indications for which we are seeking approval or may contain significant limitations on the conditions of use.

        The FDA has substantial discretion in the NDA review process and may either refuse to file our NDA for substantive review or may decide that our data are insufficient to support approval of our product candidates for the claimed intended uses. In addition, even if we obtain approval of an application to market our product candidates, the FDA may subsequently seek to withdraw approval of our NDA if it determines that new data or a reevaluation of existing data show the product is unsafe for use under the conditions of use upon the basis of which the NDA was approved, or based on new evidence of clinical experience, or upon other new information. If the FDA does not file or approve our NDA or withdraws approval of our NDA, it may require that we conduct additional clinical trials, preclinical or manufacturing studies and submit that data before it will reconsider our application. Depending on the extent of these or any other requested studies, approval of any applications that we submit may be delayed by several years, may require us to expend more resources than we have available, or may never be obtained at all.

        We will also be subject to a wide variety of foreign regulations governing the development, manufacture and marketing of our products. Whether or not FDA approval has been obtained, approval of a product by the comparable regulatory authorities of foreign countries must still be obtained prior to marketing the product in those countries. The approval process varies and the time needed to secure approval in any region such as the European Union or in a country with an independent review procedure may be longer or shorter than that required for FDA approval. We cannot assure you that clinical trials conducted in one country will be accepted by other countries or that an approval in one country or region will result in approval elsewhere.

If our product candidates are unable to compete effectively with marketed drugs targeting similar indications as our product candidates, our commercial opportunity will be reduced or eliminated.

        We face competition generally from established pharmaceutical and biotechnology companies, as well as from academic institutions, government agencies and private and public research institutions. Many of our competitors have significantly greater financial resources and expertise in research and development, manufacturing, preclinical testing, conducting clinical trials, obtaining regulatory approvals and marketing approved products than we do. Small or early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large, established companies. Our commercial opportunity will be reduced or eliminated if our competitors develop and commercialize GI drugs that are safer, more effective, have fewer side effects or are less expensive than our product candidates. These potential competitors compete with us in recruiting and retaining qualified scientific and management personnel, establishing clinical trial sites and patient registration for clinical trials, as well as in acquiring technologies and technology licenses complementary to our programs or advantageous to our business.

        If approved and commercialized, plecanatide will compete with at least one currently approved prescription therapy for the treatment of CC and IBS-C, Amitiza. In addition, over-the-counter products are also used to treat certain symptoms of CC and IBS-C. We believe other companies are developing products that could compete with plecanatide should they be approved by the FDA. For example, linaclotide is being developed by Ironwood Pharmaceuticals, Inc. This compound is being co-developed with Forest Laboratories, Inc. and has completed Phase 3 clinical trials for CC and IBS-C. Another compound, velusetrag, is being developed by Theravance, Inc. and has completed Phase 2 clinical trials for CC. To our knowledge, other potential competitors are in earlier stages of development. If our potential competitors are successful in completing drug development for their product candidates and obtain approval from the FDA, they could limit the demand for plecanatide.

        We expect that our ability to compete effectively will depend upon our ability to:

  •
  successfully and rapidly complete clinical trials and submit for and obtain all requisite regulatory approvals in a cost-effective manner;

  •
  maintain a proprietary position for our products and manufacturing processes and other related product technology;

  •
  attract and retain key personnel;

  •
  develop relationships with physicians prescribing these products; and

  •
  build an adequate sales and marketing infrastructure for our product candidates.

        Because we will be competing against significantly larger companies with established track records, we will have to demonstrate to physicians that based on experience, clinical data, side-effect profiles and other factors, our products are preferable to existing GI drugs. If we are unable to compete effectively in the GI drug market and differentiate our products from other marketed GI drugs, we may never generate meaningful revenue.

We currently have no sales and marketing organization. If we are unable to establish a direct sales force in the United States to promote our products, the commercial opportunity for our products may be diminished.

        We currently have no sales and marketing organization. If any of our product candidates are approved by the FDA, we intend to market that product through our own sales force. We will incur significant additional expenses and commit significant additional management resources to establish this sales force. We may not be able to establish these capabilities despite these additional expenditures. We will also have to compete with other pharmaceutical and biotechnology companies to recruit, hire and train sales and marketing personnel. If we elect to rely on third parties to sell our product candidates in the United States, we may receive less revenue than if we sold our products directly. In addition, although we would intend to use due diligence in monitoring their activities, we may have little or no control over the sales efforts of those third parties. In the event we are unable to develop our own sales force or collaborate with a third party to sell our product candidates, we may not be able to commercialize our product candidates which would negatively impact our ability to generate revenue.

We may need others to market and commercialize our product candidates in international markets.

        In the future, if appropriate regulatory approvals are obtained, we intend to commercialize our product candidates in international markets. However, we have not decided how to commercialize our product candidates in those markets. We may decide to build our own sales force or sell our products through third parties. Currently, we do not have any plans to enter international markets. If we decide to sell our product candidates in international markets through a third party, we may not be able to enter into any marketing arrangements on favorable terms or at all. In addition, these arrangements could result in lower levels of income to us than if we marketed our product candidates entirely on our own. If we are unable to enter into a marketing arrangement for our product candidates in international markets, we may not be able to develop an effective international sales force to successfully commercialize those products in international markets. If we fail to enter into marketing arrangements for our products and are unable to develop an effective international sales force, our ability to generate revenue would be limited.

If the manufacturers upon whom we rely fail to produce plecanatide and our product candidates, including SP-333, in the volumes that we require on a timely basis, or fail to comply with stringent regulations applicable to pharmaceutical drug manufacturers, we may face delays in the development and commercialization of our product candidates.

        We do not currently possess internal manufacturing capacity. We currently utilize the services of contract manufacturers to manufacture our clinical supplies. With respect to the manufacturing of plecanatide, we are currently pursuing long-term commercial supply agreements with multiple manufacturers. Any curtailment in the availability of plecanatide could result in production or other delays with consequent adverse effects on us. In addition, because regulatory authorities must generally approve raw material sources for pharmaceutical products, changes in raw material suppliers may result in production delays or higher raw material costs.

        We may be required to agree to minimum volume requirements, exclusivity arrangements or other restrictions with the contract manufacturers. We may not be able to enter into long-term agreements on commercially reasonable terms, or at all. If we change or add manufacturers, the FDA and comparable foreign regulators may require approval of the changes. Approval of these changes could require new testing by the manufacturer and compliance inspections to ensure the manufacturer is conforming to all applicable laws and regulations, including good manufacturing practices, or GMP. In addition, the new manufacturers would have to be educated in or independently develop the processes necessary for the production of our product candidates. Peptide manufacturing is a highly specialized manufacturing business. While we believe we will have long term arrangements with a sufficient number of contract manufacturers, if we lose a manufacturer, it would take us a substantial amount of time to identify and develop a relationship, and seek regulatory approval, where necessary, for an alternative manufacturer.

        The manufacture of pharmaceutical products requires significant expertise and capital investment, including the development of advanced manufacturing techniques and process controls. Manufacturers of pharmaceutical products may encounter difficulties in production, particularly in scaling up production. These problems include difficulties with production costs and yields, quality control, including stability of the product and quality assurance testing, shortages of qualified personnel, as well as compliance with federal, state and foreign regulations. In addition, any delay or interruption in the supply of clinical trial supplies could delay the completion of our clinical trials, increase the costs associated with conducting our clinical trials and, depending upon the period of delay, require us to commence new clinical trials at significant additional expense or to terminate a clinical trial.

        We are responsible for ensuring that each of our contract manufacturers comply with the GMP requirements of the FDA and other regulatory authorities from which we seek to obtain product approval. These requirements include, among other things, quality control, quality assurance and the maintenance of records and documentation. The approval process for NDAs includes a review of the manufacturer's compliance with GMP requirements. We are responsible for regularly assessing a contract manufacturer's compliance with GMP requirements through record reviews and periodic audits and for ensuring that the contract manufacturer takes responsibility and corrective action for any identified deviations. Manufacturers of plecanatide and other product candidates, including SP-333, may be unable to comply with these GMP requirements and with other FDA and foreign regulatory requirements, if any. While we will oversee compliance by our contract manufacturers, ultimately we have no control over our manufacturers' compliance with these regulations and standards. A failure to comply with these requirements may result in fines and civil penalties, suspension of production, suspension or delay in product approval, product seizure or recall, or withdrawal of product approval. If the safety of plecanatide or other product candidates is compromised due to a manufacturers' failure to adhere to applicable laws or for other reasons, we may not be able to obtain regulatory approval for or successfully commercialize plecanatide or other product candidates, and we may be held liable for any injuries sustained as a result. Any of these factors could cause a delay of clinical trials, regulatory submissions, approvals or commercialization of plecanatide or other product candidates, entail higher costs or result in our being unable to effectively commercialize plecanatide or other product candidates. Furthermore, if our manufacturers fail to deliver the required commercial quantities on a timely basis and at commercially reasonable prices, we may be unable to meet demand for any approved products and would lose potential revenues.

We may not be able to manufacture our product candidates in commercial quantities, which would prevent us from commercializing our product candidates.

        To date, our product candidates have been manufactured in small quantities for preclinical studies and clinical trials. If any of our product candidates is approved by the FDA or comparable regulatory authorities in other countries for commercial sale, we will need to manufacture such product candidate in larger quantities. We may not be able to increase successfully the manufacturing capacity for any of our product candidates in a timely or economic manner, or at all. Significant scale-up of manufacturing may require additional validation studies, which the FDA must review and approve. If we are unable to increase successfully the manufacturing capacity for a product candidate, the clinical trials as well as the regulatory approval or commercial launch of that product candidate may be delayed or there may be a shortage in supply. Our product candidates require precise, high quality manufacturing. Our failure to achieve and maintain these high quality manufacturing standards in collaboration with our third-party manufacturers, including the incidence of manufacturing errors, could result in patient injury or death, product recalls or withdrawals, delays or failures in product testing or delivery, cost overruns or other problems that could harm our business, financial condition and results of operations.

Materials necessary to manufacture our product candidates may not be available on commercially reasonable terms, or at all, which may delay the development and commercialization of our product candidates.

        We rely on the third-party manufacturers of our product candidates to purchase from third-party suppliers the materials necessary to produce the bulk active pharmaceutical ingredients, or APIs, and product candidates for our clinical trials, and we will rely on such manufacturers to purchase such materials to produce the APIs and finished products for any commercial distribution of our products if we obtain marketing approval. Suppliers may not sell these materials to our manufacturers at the time they need them in order to meet our required delivery schedule or on commercially reasonable terms, if at all. We do not have any control over the process or timing of the acquisition of these materials by our manufacturers. Moreover, we currently do not have any agreements for the production of these materials. If our manufacturers are unable to obtain these materials for our clinical trials, testing of the affected product candidate would be delayed, which may significantly impact our ability to develop the product candidate. If we or our manufacturers are unable to purchase these materials after regulatory approval has been obtained for one of our products, the commercial launch of such product would be delayed or there would be a shortage in supply of such product, which would harm our ability to generate revenues from such product and achieve or sustain profitability.

Our product candidates, if approved for sale, may not gain acceptance among physicians, patients and the medical community, thereby limiting our potential to generate revenues.

        If one of our product candidates is approved for commercial sale by the FDA or other regulatory authorities, the degree of market acceptance of any approved product by physicians, healthcare professionals and third-party payors and our profitability and growth will depend on a number of factors, including:

  •
  Demonstration of efficacy;

  •
  Changes in the practice guidelines and the standard of care for the targeted indication;

  •
  Relative convenience and ease of administration;

  •
  The prevalence and severity of any adverse side effects;

  •
  Budget impact of adoption of our product on relevant drug formularies and the availability, cost and potential advantages of alternative treatments, including less expensive generic drugs;

  •
  Pricing and cost effectiveness, which may be subject to regulatory control;

  •
  Effectiveness of our or any of our partners' sales and marketing strategies;

  •
  The product labeling or product insert required by the FDA or regulatory authority in other countries; and

  •
  The availability of adequate third-party insurance coverage or reimbursement.

        If any product candidate that we develop does not provide a treatment regimen that is as beneficial as, or is perceived as being as beneficial as, the current standard of care or otherwise does not provide patient benefit, that product candidate, if approved for commercial sale by the FDA or other regulatory authorities, likely will not achieve market acceptance. Our ability to effectively promote and sell any approved products will also depend on pricing and cost-effectiveness, including our ability to produce a product at a competitive price and our ability to obtain sufficient third-party coverage or reimbursement. If any product candidate is approved but does not achieve an adequate level of acceptance by physicians, patients and third-party payors, our ability to generate revenues from that product would be substantially reduced. In addition, our efforts to educate the medical community and third-party payors on the benefits of our product candidates may require significant resources, may be constrained by FDA rules and policies on product promotion, and may never be successful.

Guidelines and recommendations published by various organizations can impact the use of our products.

        Government agencies promulgate regulations and guidelines directly applicable to us and to our products. In addition, professional societies, practice management groups, private health and science foundations and organizations involved in various diseases from time to time may also publish guidelines or recommendations to the health care and patient communities. Recommendations of government agencies or these other groups or organizations may relate to such matters as usage, dosage, route of administration and use of concomitant therapies. Recommendations or guidelines suggesting the reduced use of our products or the use of competitive or alternative products that are followed by patients and health care providers could result in decreased use of our proposed products.

If product liability lawsuits are successfully brought against us, we may incur substantial liabilities and may be required to limit commercialization of our product candidates.

        We face an inherent risk of product liability lawsuits related to the testing of our product candidates, and will face an even greater risk if we sell our product candidates commercially. Currently, we are not aware of any anticipated product liability claims with respect to our product candidates. In the future, an individual may bring a liability claim against us if one of our product candidates causes, or merely appears to have caused, an injury. If we cannot successfully defend ourselves against the product liability claim, we may incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in:

  •
  decreased demand for our product candidates;

  •
  injury to our reputation;

  •
  withdrawal of clinical trial participants;

  •
  costs of related litigation;

  •
  initiation of investigations by regulators;

  •
  substantial monetary awards to patients or other claimants;

  •
  distraction of management's attention from our primary business;

  •
  product recalls;

  •
  loss of revenue; and

  •
  the inability to commercialize our product candidates.

        We have clinical trial liability insurance with a $5,000,000 aggregate limit. We intend to expand our insurance coverage to include the sale of commercial products if marketing approval is obtained for our product candidates. Our current insurance coverage may prove insufficient to cover any liability claims brought against us. In addition, because of the increasing costs of insurance coverage, we may not be able to maintain insurance coverage at a reasonable cost or obtain insurance coverage that will be adequate to satisfy liabilities that may arise.

Our failure to successfully discover, acquire, develop and market additional product candidates or approved products would impair our ability to grow.

        As part of our growth strategy, we intend to develop and market additional products and product candidates. We are pursuing various therapeutic opportunities through our pipeline. We may spend several years completing our development of any particular current or future internal product candidate, and failure can occur at any stage. The product candidates to which we allocate our resources may not end up being successful. In addition, because our internal research capabilities are limited, we may be dependent upon pharmaceutical and biotechnology and other researchers to sell or license products or technology to us. The success of this strategy depends partly upon our ability to identify, select, discover and acquire promising pharmaceutical product candidates and products. Failure of this strategy would impair our ability to grow.

        The process of proposing, negotiating and implementing a license or acquisition of a product candidate or approved product is lengthy and complex. Other companies, including some with substantially greater financial, marketing and sales resources, may compete with us for the license or acquisition of product candidates and approved products. We have limited resources to identify and execute the acquisition or in-licensing of third-party products, businesses and technologies and integrate them into our current infrastructure. Moreover, we may devote resources to potential acquisitions or in-licensing opportunities that are never completed, or we may fail to realize the anticipated benefits of such efforts. We may not be able to acquire the rights to additional product candidates on terms that we find acceptable, or at all.

        In addition, future acquisitions may entail numerous operational and financial risks, including:

  •
  exposure to unknown liabilities;

  •
  disruption of our business and diversion of our management's time and attention to develop acquired products or technologies;

  •
  incurrence of substantial debt, dilutive issuances of securities or depletion of cash to pay for acquisitions;

  •
  higher than expected acquisition and integration costs;

  •
  difficulty in combining the operations and personnel of any acquired businesses with our operations and personnel;

  •
  increased amortization expenses;

  •
  impairment of relationships with key suppliers or customers of any acquired businesses due to changes in management and ownership; and

  •
  inability to motivate key employees of any acquired businesses.

        Further, any product candidate that we acquire may require additional development efforts prior to commercial sale, including extensive clinical testing and approval by the FDA and applicable foreign regulatory authorities. All product candidates are prone to risks of failure typical of pharmaceutical product development, including the possibility that a product candidate will not be shown to be sufficiently safe and effective for approval by regulatory authorities.

Even if our product candidates receive regulatory approval, they may still face future development and regulatory difficulties.

        Even if U.S. regulatory approval is obtained, the FDA may still impose significant restrictions on a product's indicated uses or marketing or impose ongoing requirements for potentially costly post-approval studies. Plecanatide and other product candidates, including SP-333, would also be subject to ongoing FDA requirements governing the labeling, packaging, storage, advertising, promotion, recordkeeping and submission of safety and other post-market information. In addition, manufacturers of drug products and their facilities are subject to continual review and periodic inspections by the FDA and other regulatory authorities for compliance with current good manufacturing practices, or GMP, regulations. If we or a regulatory agency discovers previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, a regulatory agency may impose restrictions on that product or the manufacturer, including requiring withdrawal of the product from the market or suspension of manufacturing. If we, our product candidates or the manufacturing facilities for our product candidates fail to comply with applicable regulatory requirements, a regulatory agency may:

  •
  issue warning letters;

  •
  impose civil or criminal penalties;

  •
  suspend regulatory approval;

  •
  suspend any ongoing clinical trials;

  •
  refuse to approve pending applications or supplements to applications filed by us;

  •
  impose restrictions on operations, including costly new manufacturing requirements;

  •
  seize or detain products or request us to initiate a product recall; or

  •
  pursue and obtain an injunction.

Drugs approved to treat IBS have been subject to considerable post-market scrutiny, with consequences up to and including voluntary withdrawal of approved products from the market. This may heighten FDA scrutiny of our product candidates before or following market approval.

        Products approved for the treatment of IBS have been subject to considerable post-market scrutiny. For example, in 2007, Novartis voluntarily discontinued marketing Zelnorm (tegaserod), a product approved for the treatment of women with IBS-C, after the FDA found an increased risk of serious cardiovascular events associated with the use of the drug. Earlier, in 2000, Glaxo Wellcome withdrew Lotronex (alosetron), which was approved for women with severe diarrhea-prominent IBS, after the manufacturer received numerous reports of AEs, including ischemic colitis, severely obstructed or ruptured bowel, or death. In 2002, the FDA approved the manufacturer's application to make Lotronex available again, on the condition that the drug only is made available through a restricted marketing program.

        Although plecanatide is being investigated for IBS, plecanatide is from a different pharmacologic class than Zelnorm or Lotronex, and would not be expected to share the same clinical risk profile as those agents. Nevertheless, because these products are in the same or related therapeutic classes, it is possible that the FDA will have heightened scrutiny of plecanatide or any other agent under development for IBS. This could delay product approval, increase the cost of our clinical development program, or increase the cost of post-market study commitments for our IBS product candidates, including plecanatide.

Even if our product candidates receive regulatory approval in the United States, we may never receive approval to commercialize them outside of the United States.

        In the future, we may seek to commercialize plecanatide and/or other product candidates, including SP-333, in foreign countries outside of the United States. In order to market any products outside of the United States, we must establish and comply with numerous and varying regulatory requirements of other jurisdictions regarding safety and efficacy. Approval procedures vary among jurisdictions and can involve product testing and administrative review periods different from, and greater than, those in the United States. The time required to obtain approval in other jurisdictions might differ from that required to obtain FDA approval. The regulatory approval process in other jurisdictions may include all of the risks detailed above regarding FDA approval in the United States as well as other risks. Regulatory approval in one jurisdiction does not ensure regulatory approval in another, but a failure or delay in obtaining regulatory approval in one jurisdiction may have a negative effect on the regulatory processes in others. Failure to obtain regulatory approvals in other jurisdictions or any delay or setback in obtaining such approvals could have the same adverse effects detailed above regarding FDA approval in the United States. As described above, such effects include the risks that plecanatide or other product candidates may not be approved for all indications for use included in proposed labeling or for any indications at all, which could limit the uses of plecanatide or other product candidates and have an adverse effect on our products' commercial potential or require costly post-marketing studies.

We rely on third parties to conduct our clinical trials. If these third parties do not successfully carry out their contractual duties or meet expected deadlines, we may not be able to seek or obtain regulatory approval for or commercialize our product candidates.

        We have agreements with third-party contract research organizations, or CROs, under which we have delegated to the CROs the responsibility to coordinate and monitor the conduct of our clinical trials and to manage data for our clinical programs. We, our CROs and our clinical sites are required to comply with current Good Clinical Practices, or GCPs, regulations and guidelines issued by the FDA and by similar governmental authorities in other countries where we are conducting clinical trials. We have an ongoing obligation to monitor the activities conducted by our CROs and at our clinical sites to confirm compliance with these requirements. In the future, if we, our CROs or our clinical sites fail to comply with applicable GCPs, the clinical data generated in our clinical trials may be deemed unreliable and the FDA may require us to perform additional clinical trials before approving our marketing applications. In addition, our clinical trials must be conducted with product produced under cGMP regulations, and will require a large number of test subjects. Our failure to comply with these regulations may require us to repeat clinical trials, which would delay the regulatory approval process.

        If CROs do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced, or if the quality or accuracy of the clinical data they obtain is compromised due to their failure to adhere to our clinical protocols, regulatory requirements or for other reasons, our clinical trials may be extended, delayed or terminated, and we may not be able to obtain regulatory approval for or successfully commercialize our product candidates. As a result, our financial results and the commercial prospects for our product candidates would be harmed, our costs could increase, and our ability to generate revenue could be delayed.

If we fail to attract and keep senior management and key scientific personnel, we may be unable to successfully develop our product candidates, conduct our clinical trials and commercialize our product candidates.

        Our success depends in part on our continued ability to attract, retain and motivate highly qualified management, clinical and scientific personnel and on our ability to develop and maintain important relationships with leading academic institutions, clinicians and scientists. We are highly dependent upon our senior management and scientific staff, particularly Gary S. Jacob, Ph.D., our President and Chief Executive Officer and Kunwar Shailubhai, Ph.D., Chief Scientific Officer of Synergy. The loss of services of Dr. Jacob or one or more of our other members of senior management could delay or prevent the successful completion of our planned clinical trials or the commercialization of our product candidates.

        The competition for qualified personnel in the biotechnology and pharmaceuticals field is intense. We will need to hire additional personnel as we expand our clinical development and commercial activities. We may not be able to attract and retain quality personnel on acceptable terms given the competition for such personnel among biotechnology, pharmaceutical and other companies.

We will need to increase the size of our organization, and we may experience difficulties in managing growth.

        We are a small company with11 full-time employees as of March 29, 2012. To continue our clinical trials and commercialize our product candidates, we will need to expand our employee base for managerial, operational, financial and other resources. Future growth will impose significant added responsibilities on members of management, including the need to identify, recruit, maintain and integrate additional employees. Over the next 12 months depending on the progress of our planned clinical trials, we plan to add additional employees to assist us with our clinical programs. Our future financial performance and our ability to commercialize our product candidates and to compete effectively will depend, in part, on our ability to manage any future growth effectively. To that end, we must be able to:

  •
  manage development efforts effectively;

  •
  manage our clinical trials effectively;

  •
  integrate additional management, administrative, manufacturing and sales and marketing personnel;

  •
  maintain sufficient administrative, accounting and management information systems and controls; and

  •
  hire and train additional qualified personnel.

  •
  We may not be able to accomplish these tasks, and our failure to accomplish any of them could harm our financial results and impact our ability to achieve development milestones.

Reimbursement may not be available for our product candidates, which would impede sales.

        Market acceptance and sales of our product candidates may depend on reimbursement policies and health care reform measures. Decisions about formulary coverage as well as levels at which government authorities and third-party payors, such as private health insurers and health maintenance organizations, reimburse patients for the price they pay for our products as well as levels at which these payers pay directly for our products, where applicable, could affect whether we are able to commercialize these products. We cannot be sure that reimbursement will be available for any of these products. Also, we cannot be sure that reimbursement amounts will not reduce the demand for, or the price of, our products. We have not commenced efforts to have our product candidates reimbursed by government or third party payers. If reimbursement is not available or is available only to limited levels, we may not be able to commercialize our products.

        In recent years, officials have made numerous proposals to change the health care system in the United States. These proposals include measures that would limit or prohibit payments for certain medical treatments or subject the pricing of drugs to government control. In addition, in many foreign countries, particularly the countries of the European Union, the pricing of prescription drugs is subject to government control. If our products are or become subject to government regulation that limits or prohibits payment for our products, or that subject the price of our products to governmental control, we may not be able to generate revenue, attain profitability or commercialize our products.

        As a result of legislative proposals and the trend towards managed health care in the United States, third-party payers are increasingly attempting to contain health care costs by limiting both coverage and the level of reimbursement of new drugs. They may also refuse to provide any coverage of uses of approved products for medical indications other than those for which the FDA has granted market approvals. As a result, significant uncertainty exists as to whether and how much third-party payers will reimburse patients for their use of newly-approved drugs, which in turn will put pressure on the pricing of drugs.

Healthcare reform measures could hinder or prevent our product candidates' commercial success.

        The U.S. government and other governments have shown significant interest in pursuing healthcare reform. Any government-adopted reform measures could adversely impact the pricing of healthcare products and services in the United States or internationally and the amount of reimbursement available from governmental agencies or other third party payers. The continuing efforts of the U.S. and foreign governments, insurance companies, managed care organizations and other payers of health care services to contain or reduce health care costs may adversely affect our ability to set prices for our products which we believe are fair, and our ability to generate revenues and achieve and maintain profitability.

        New laws, regulations and judicial decisions, or new interpretations of existing laws, regulations and decisions, that relate to healthcare availability, methods of delivery or payment for products and services, or sales, marketing or pricing, may limit our potential revenue, and we may need to revise our research and development programs. The pricing and reimbursement environment may change in the future and become more challenging due to several reasons, including policies advanced by the current executive administration in the United States, new healthcare legislation or fiscal challenges faced by government health administration authorities. Specifically, in both the United States and some foreign jurisdictions, there have been a number of legislative and regulatory proposals to change the health care system in ways that could affect our ability to sell our products profitably.

        For example, in March 2010, President Obama signed the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Affordability Reconciliation Act, or the PPACA. This law will substantially change the way health care is financed by both government health plans and private insurers, and significantly impact the pharmaceutical industry. The PPACA contains a number of provisions that are expected to impact our business and operations in ways that may negatively affect our potential revenues in the future. For example, the PPACA imposes a non-deductible excise tax on pharmaceutical manufacturers or importers that sell branded prescription drugs to U.S. government programs which we believe will increase the cost of our products. In addition, as part of the PPACA's provisions closing a funding gap that currently exists in the Medicare Part D prescription drug program (commonly known as the "donut hole"); we will be required to provide a 50% discount on branded prescription drugs sold to beneficiaries who fall within the donut hole. Similarly PPACA increases the level of Medicaid rebates payable by manufacturers of brand-name drugs from 15.1% to 23.1% and requires collection of rebates for drugs paid by Medicaid managed care organizations. The PPACA also included significant changes to the 340B Drug Pricing Program including expansion of the list of eligible covered entities that may purchase drugs under the program. At the same time, the expansion in eligibility for health insurance benefits created under PPACA is expected to increase the number of patients with insurance coverage who may receive our products. While it is too early to predict all the specific effects the PPACA or any future healthcare reform legislation will have on our business, they could have a material adverse effect on our business and financial condition.

        In addition, the Medicare Prescription Drug Improvement and Modernization Act of 2003 reformed the way Medicare covers and reimburses for pharmaceutical products. This legislation could decrease the coverage and price that we may receive for our proposed products. Other third-party payors are increasingly challenging the prices charged for medical products and services. It will be time consuming and expensive for us to go through the process of seeking reimbursement from Medicare and private payors. Our proposed products may not be considered cost-effective, and coverage and reimbursement may not be available or sufficient to allow us to sell our proposed products on a profitable basis. Further federal and state proposals and health care reforms are likely which could limit the prices that can be charged for the product candidates that we develop and may further limit our commercial opportunity. Our results of operations could be materially adversely affected by the proposed healthcare reforms, by the Medicare prescription drug coverage legislation, by the possible effect of such current or future legislation on amounts that private insurers will pay and by other health care reforms that may be enacted or adopted in the future.

        In September 2007, the Food and Drug Administration Amendments Act of 2007 was enacted, giving the FDA enhanced post-marketing authority, including the authority to require post-marketing studies and clinical trials, labeling changes based on new safety information, and compliance with risk evaluations and mitigation strategies approved by the FDA. The FDA's exercise of this authority could result in delays or increased costs during product development, clinical trials and regulatory review, increased costs to assure compliance with post-approval regulatory requirements, and potential restrictions on the sale and/or distribution of approved products.

Our ability to use our net operating loss carryforwards may be subject to limitation.

        Generally, a change of more than 50% in the ownership of a company's stock, by value, over a three-year period constitutes an ownership change for U.S. federal income tax purposes. An ownership change may limit a company's ability to use its net operating loss carryforwards attributable to the period prior to the change. As a result, if we earn net taxable income, our ability to use our pre-change net operating loss carryforwards to offset U.S. federal taxable income may become subject to limitations, which could potentially result in increased future tax liability for us. At December 31, 2011, we had consolidated net operating loss carryforwards aggregating approximately $104 million. We have determined that a Synergy ownership change occurred as of April 30, 2003 pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, or the Code. In addition, the shares of our common stock that we issued from July 14, 2008 through July 8, 2010 have resulted in an additional ownership change. As a result of these events, our ability to utilize our Synergy operating loss carry forwards is limited.

If we fail to comply with the rules under the Sarbanes-Oxley Act of 2002 related to accounting controls and procedures, or, if we discover additional material weaknesses and other deficiencies in our internal control and accounting procedures, our stock price could decline significantly and raising capital could be more difficult.

        If we fail to comply with the rules under the Sarbanes-Oxley Act of 2002 related to disclosure controls and procedures, or, if we discover additional material weaknesses and other deficiencies in our internal control and accounting procedures, our stock price could decline significantly and raising capital could be more difficult. Section 404 of the Sarbanes-Oxley Act requires annual management assessments of the effectiveness of our internal control over financial reporting. We have documented and tested our internal control procedures, and during the year ended December 31, 2009, we identified material weaknesses in our internal control over financial reporting and other deficiencies. During the years ended December 31, 2010 and 2011 we implemented and continue to implement remedial measures designed to address these material weaknesses. If these remedial measures are insufficient to address these material weaknesses, if additional material weaknesses or significant deficiencies are discovered or if we otherwise fail to achieve and maintain the adequacy of our internal control, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Moreover, effective internal controls are necessary for us to produce reliable financial reports and are important to helping prevent financial fraud. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock could drop significantly. In addition, we cannot be certain that additional material weaknesses or significant deficiencies in our internal controls will not be discovered in the future.

Risks Related to Our Intellectual Property

It is difficult and costly to protect our proprietary rights, and we may not be able to ensure their protection.

        Our commercial success will depend in part on obtaining and maintaining patent protection and trade secret protection of our product candidates, and the methods used to manufacture them, as well as successfully defending these patents against third-party challenges. We will only be able to protect our product candidates from unauthorized making, using, selling and offering to sell or importation by third parties to the extent that we have rights under valid and enforceable patents or trade secrets that cover these activities. We seek patent protection of inventions originating from our ongoing research and development activities that are commercially important to our business.

        As of March 29, 2012, we are had 6 issued United States patents and 1 pending patent application related to Atiprimod. The U.S. patent covering the composition of matter of Atiprimod and the U.S. patent coving the formulation of Atiprimod dimaleate salt both expire in 2016. In addition, we currently have approximately 15 issued or pending foreign patent applications related to Atiprimod. These foreign patents cover Switzerland, United Kingdom, Ireland (2), Turkey, South Africa, Japan (2), Taiwan, Hong Kong, Thailand, Chile, Mexico and Canada. One PCT (World International Patent Organization) application is pending and has the potential to be nationalized by many countries should we elect to do so.

        As of March 29, 2012, Synergy has five issued United States patents. Two of these patents cover the composition-of-matter of plecanatide and were issued on May 9, 2006 and September 21, 2010; they will expire in 2023 and 2022, respectively. A third patent covers the composition-of-matter of SP333 issued on February 1, 2011 and expires in 2028. A fourth patent granted October 11, 2011 covers composition-of-matter of analogs related to plecanatide and SP333 and will expire in 2028. A fifth patent granted February 14, 2012 covers a method of treating inflammatory bowel disease using plecanatide and will expire in 2022. In addition, Synergy has three granted foreign patents which cover composition-of-matter of plecanatide and expire in 2022. These foreign patents cover Austria, Belgium, Switzerland, Cyprus, Germany, Denmark, Spain, Finland, France, United Kingdom, Greece, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, Netherlands, Portugal, Sweden, Turkey, Hong Kong, Armenia, Azerbaijan, Belarus, Kazakhstan, Kyrgyz Republic, Moldova, Russian Federation, Tajikistan, Turkmenistan, and Japan.

        Additionally as of March 29, 2012, Synergy has 7 pending United States patent applications and 39 pending foreign patent applications covering plecanatide and SP-333 and various derivatives and analogs. In April 2010, two parties filed an opposition to Synergy's granted patent with the European Patent Office. An opposition hearing was held December 14, 2011, which resulted in the European Patent Office issuing the following statement: "Account being taken of the amendments made by the patent proprietor during the opposition proceedings, the patent and the invention to which it relates are found to meet the requirements of the European Patent Convention (Art.101(3)(a)EPC). "In particular, the composition-of-matter claim covering plecanatide was upheld. In addition, we are aware that another pharmaceutical company has been issued a patent for the use of plecanatide for treatment of constipation or constipation predominant irritable bowel syndrome.

        The patent positions of pharmaceutical and biotechnology companies can be highly uncertain and involve complex legal and factual questions for which important legal principles remain unresolved. No consistent policy regarding the breadth of claims allowed in biotechnology patents has emerged to date in the United States. The biotechnology patent situation outside the United States is even more uncertain. Changes in either the patent laws or in interpretations of patent laws in the United States and other countries may diminish the value of our intellectual property. Accordingly, we cannot predict the breadth of claims that may be allowed or enforced in our issued patents or in third-party patents.

        The degree of future protection for our proprietary rights is uncertain because legal means afford only limited protection and may not adequately protect our rights or permit us to gain or keep our competitive advantage. For example:

  •
  others may be able to make compounds that are competitive with our product candidates but that are not covered by the claims of our patents;

  •
  we might not have been the first to make the inventions covered by our pending patent applications;

  •
  we might not have been the first to file patent applications for these inventions;

  •
  others may independently develop similar or alternative technologies or duplicate any of our technologies

  •
  it is possible that our pending patent applications will not result in issued patents;

  •
  we may not develop additional proprietary technologies that are patentable; or

  •
  the patents of others may have an adverse effect on our business.

        We also may rely on trade secrets to protect our technology, especially where we do not believe patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. While we use reasonable efforts to protect our trade secrets, our employees, consultants, contractors, outside scientific collaborators and other advisors may unintentionally or willfully disclose our information to competitors. Enforcing a claim that a third party illegally obtained and is using our trade secrets is expensive and time consuming, and the outcome is unpredictable. In addition, courts outside the United States are sometimes less willing to protect trade secrets. Moreover, our competitors may independently develop equivalent knowledge, methods and know-how.

We may incur substantial costs as a result of litigation or other proceedings relating to patent and other intellectual property rights and we may be unable to protect our rights to, or use, our technology.

        If we choose to go to court to stop someone else from using the inventions claimed in our patents, that individual or company has the right to ask the court to rule that these patents are invalid and/or should not be enforced against that third party. These lawsuits are expensive and would consume time and other resources even if we were successful in stopping the infringement of these patents. In addition, there is a risk that the court will decide that these patents are not valid and that we do not have the right to stop the other party from using the inventions. There is also the risk that, even if the validity of these patents is upheld, the court will refuse to stop the other party on the ground that such other party's activities do not infringe our rights to these patents.

        Furthermore, a third party may claim that we are using inventions covered by the third party's patent rights and may go to court to stop us from engaging in our normal operations and activities, including making or selling our product candidates. These lawsuits are costly and could affect our results of operations and divert the attention of managerial and technical personnel. There is a risk that a court would decide that we are infringing the third party's patents and would order us to stop the activities covered by the patents. In addition, there is a risk that a court will order us to pay the other party damages for having violated the other party's patents. The biotechnology industry has produced a proliferation of patents, and it is not always clear to industry participants, including us, which patents cover various types of products or methods of use. The coverage of patents is subject to interpretation by the courts, and the interpretation is not always uniform. If we are sued for patent infringement, we would need to demonstrate that our products or methods of use either do not infringe the patent claims of the relevant patent and/or that the patent claims are invalid, and we may not be able to do this. Proving invalidity, in particular, is difficult since it requires a showing of clear and convincing evidence to overcome the presumption of validity enjoyed by issued patents.

        Because some patent applications in the United States may be maintained in secrecy until the patents are issued, patent applications in the United States and many foreign jurisdictions are typically not published until eighteen months after filing, and publications in the scientific literature often lag behind actual discoveries, we cannot be certain that others have not filed patent applications for technology covered by our issued patents or our pending applications or that we were the first to invent the technology. Our competitors may have filed, and may in the future file, patent applications covering technology similar to ours. Any such patent application may have priority over our patent applications and could further require us to obtain rights to issued patents covering such technologies. If another party has filed a United States patent application on inventions similar to ours, we may have to participate in an interference proceeding declared by the PTO, to determine priority of invention in the United States. The costs of these proceedings could be substantial, and it is possible that such efforts would be unsuccessful, resulting in a loss of our United States patent position with respect to such inventions.

        Some of our competitors may be able to sustain the costs of complex patent litigation more effectively than we can because they have substantially greater resources. In addition, any uncertainties resulting from the initiation and continuation of any litigation could have a material adverse effect on our ability to raise the funds necessary to continue our operations.

Obtaining and maintaining our patent protection depends on compliance with various procedural, document submissions, fee payment and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements.

        The PTO and various foreign governmental patent agencies require compliance with a number of procedural, documentary, fee payment and other provisions during the patent process. There are situations in which noncompliance can result in abandonment or lapse of a patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. In such an event, competitors might be able to enter the market earlier than would otherwise have been the case.

We have not yet registered trademarks for plecanatide in our potential markets, and failure to secure those registrations could adversely affect our ability to market our product candidate and our business.

        We have not yet registered trademarks for plecanatide in any jurisdiction. Our trademark applications in the United States, when filed and any other jurisdictions where we may file may not be allowed for registration, and our registered trademarks may not be maintained or enforced. During trademark registration proceedings, we may receive rejections. Although we are given an opportunity to respond to those rejections, we may be unable to overcome such rejections. In addition, in the PTO and in comparable agencies in many foreign jurisdictions, third parties are given an opportunity to oppose pending trademark applications and to seek to cancel registered trademarks. Opposition or cancellation proceedings may be filed against our trademarks, and our trademarks may not survive such proceedings. Failure to secure such trademark registrations in the United States and in foreign jurisdictions could adversely affect our ability to market our product candidates and our business.

Confidentiality agreements with employees and others may not adequately prevent disclosure of our trade secrets and other proprietary information and may not adequately protect our intellectual property, which could limit our ability to compete.

        Because we operate in the highly technical field of research and development of small molecule drugs, we rely in part on trade secret protection in order to protect our proprietary trade secrets and unpatented know-how. However, trade secrets are difficult to protect, and we cannot be certain that others will not develop the same or similar technologies on their own. We have taken steps, including entering into confidentiality agreements with our employees, consultants, outside scientific collaborators, sponsored researchers and other advisors, to protect our trade secrets and unpatented know-how. These agreements generally require that the other party keep confidential and not disclose to third parties all confidential information developed by the party or made known to the party by us during the course of the party's relationship with us. We also typically obtain agreements from these parties which provide that inventions conceived by the party in the course of rendering services to us will be our exclusive property. However, these agreements may not be honored and may not effectively assign intellectual property rights to us. Enforcing a claim that a party illegally obtained and is using our trade secrets or know-how is difficult, expensive and time consuming, and the outcome is unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets or know-how. The failure to obtain or maintain trade secret protection could adversely affect our competitive position.

We may be subject to claims that our employees have wrongfully used or disclosed alleged trade secrets of their former employers.

        As is common in the biotechnology and pharmaceutical industry, we employ individuals who were previously employed at other potential competitors. Although no claims against us are currently pending, we may be subject to claims that these employees or we have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of their former employers. Litigation may be necessary to defend against these claims. Even if we are successful in defending against these claims, litigation could result in substantial costs and be a distraction to management.

Risks Related to Our Stock

The market price of the common stock may be volatile and adversely affected by several factors.

        The market price of our common stock could fluctuate significantly in response to various factors and events, including:

  •
  our ability to integrate operations, technology, products and services;

  •
  our ability to execute our business plan;

  •
  announcements concerning product development results, including clinical trial results, or intellectual property rights of others;

  •
  litigation or public concern about the safety of our potential products;

  •
  our issuance of additional securities, including debt or equity or a combination thereof, which will be necessary to fund our operating expenses;

  •
  announcements of technological innovations or new products by us or our competitors;

  •
  loss of any strategic relationship;

  •
  industry developments, including, without limitation, changes in healthcare policies or practices or third-party reimbursement policies;

  •
  economic and other external factors;

  •
  period-to-period fluctuations in our financial results; and

  •
  whether an active trading market in our common stock develops and is maintained.

        In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

We have not paid cash dividends in the past and do not expect to pay cash dividends in the foreseeable future. Any return on investment may be limited to the value of our common stock.

        We have never paid cash dividends on our capital stock and do not anticipate paying cash dividends on our capital stock in the foreseeable future. The payment of dividends on our capital stock will depend on our earnings, financial condition and other business and economic factors affecting us at such time as the board of directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if the common stock price appreciates.

A sale of a substantial number of shares of the common stock may cause the price of our common stock to decline.

        If our stockholders sell, or the market perceives that our stockholders intend to sell for various reasons, including shares issued upon the exercise of outstanding options or warrants the market price of our common stock could fall. Sales of a substantial number of shares of our common stock may make it more difficult for us to sell equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate. We may become involved in securities class action litigation that could divert management's attention and harm our business.

        The stock markets have from time to time experienced significant price and volume fluctuations that have affected the market prices for the common stock of biotechnology and biopharmaceutical companies. These broad market fluctuations may cause the market price of our common stock to decline. In the past, securities class action litigation has often been brought against a company following a decline in the market price of its securities. This risk is especially relevant for us because biotechnology and biopharmaceutical companies have experienced significant stock price volatility in recent years.

ITEM 1B.    UNRESOLVED STAFF COMMENTS.

  None

ITEM 2.    PROPERTIES.

        Our corporate headquarters totals approximately 4,300 rentable square feet located at 420 Lexington Avenue, New York, and is subject to a lease which has a monthly rate of $16,414 and expires on March 31, 2012. We expect to extend this lease through March 31, 2014 at a small increase in our monthly rate in the near future. Synergy also occupies a small laboratory and several offices, totaling approximately 700 square feet, in the Bucks County Biotechnology Center in Doylestown, Pennsylvania, and is subject to a lease which has a monthly rate of $2,254 and expires on December 31, 2013. Rent expense for the twelve months ended December 31, 2011 and 2010 totaled $ 267,542 and $313,451, respectively.

ITEM 3.    LEGAL PROCEEDINGS.

        On December 22, 2009, Synergy Advanced Pharmaceuticals, Inc., a wholly-owned subsidiary of Synergy, filed a complaint in the Supreme Court of the State of New York against CapeBio, LLC, CombiMab Inc. and Per Lindell alleging that defendants intentionally breached certain provisions of agreements previously entered into with us. We are requesting that the defendants be permanently restrained and enjoined from breaching such agreements and disgorging all compensation and any and all profits derived from their claimed misappropriation of plaintiff's intellectual property.

        We are not a party to any other pending legal proceedings.

ITEM 4.    MINE SAFETY DISCLOSURES.

        Not applicable

PART II

ITEM 5.    MARKET FOR THE REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS, AND ISSUERS PURCHASES OF EQUITY SECURITIES.

MARKET PRICES

        Our common stock currently trades on the Over the Counter Bulletin Board under the symbol "CLSP.OB".

        The following table shows the reported high and low closing prices per share for our common stock as reported on the Over the Counter Bulletin Board.

	2011		2010
	High	Low	High	Low
First Quarter	$0.70	$0.54	$0.49	$0.18
Second Quarter	$0.70	$0.49	$0.43	$0.30
Third Quarter	$0.63	$0.41	$0.41	$0.22
Fourth Quarter	$0.48	$0.25	$0.86	$0.30

HOLDERS OF COMMON STOCK

        As of March 29, 2012 we had 125 holders of record of our common stock.

DIVIDENDS

        Historically, we have not declared or paid any cash dividends to the holders of our common stock and we do not expect to pay any such dividends in the foreseeable future as we expect to retain our future earnings for use in the operation and expansion of our business.

EQUITY COMPENSATION INFORMATION

        The following table summarizes information about our equity compensation plans as of December 31, 2011.

Plan Category	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options and Warrants (a)	Weighted-Average Exercise Price of Outstanding Options and Warrants	Number of Options Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Stockholders	5,510,817	$1.37	3,603,000
Equity Compensation Plans Not Approved by Stockholders(1)	3,286,629	1.41	—

Total	8,797,446		3,603,000

(1)
Consists of 1,924,555 stock options not subject to any of our stock option plans and 1,362,074 warrants. These non-plan stock options and warrants have been primarily issued in conjunction with our private placements of common stock and consulting services agreements.

ITEM 6.    SELECTED FINANCIAL DATA

        Not Applicable

ITEM 7.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our consolidated financial statements and other financial information appearing elsewhere in this Annual Report on Form 10-K. In addition to historical information, the following discussion and other parts of this Annual Report contain forward-looking information that involves risks and uncertainties.

 BUSINESS OVERVIEW

        Callisto Pharmaceuticals, Inc. (which may be referred to as "Callisto", "the Company", "we", "our" or "us") is a development stage biopharmaceutical company focused primarily on the development of drugs to treat gastrointestinal ("GI") disorders and diseases and was incorporated under the laws of the State of Delaware on June 5, 1996 (inception). Since inception, our efforts have been principally devoted to research and development, securing and protecting patents and raising capital. We operate as a holding company through two controlled subsidiaries: Synergy Pharmaceuticals, Inc. ("Synergy") (41% owned) and Callisto Research Labs, LLC (100% owned). Synergy owns one inactive subsidiary, IgX, Ltd (Ireland).

        All of our drug candidates, currently plecanatide and SP-333 to treat GI disorders and diseases, are being developed exclusively by Synergy. Use of the terms "we", "our" or "us" in connection with the GI drug candidates discussed herein refer to research and development activities and plans of Synergy.

        Synergy's lead drug candidates are as follows:

  (1)
  Plecanatide, a guanylyl cyclase C ("GC-C") receptor agonist, to treat GI disorders, primarily chronic constipation ("CC") and constipation-predominant irritable bowel syndrome ("IBS-C").

  (2)
  SP-333, a second generation GC-C receptor agonist, SP-333, now in pre-clinical development to treat gastrointestinal inflammatory diseases.

HISTORY

        In March 2002, Callisto Pharmaceuticals, Inc. ("Old Callisto"), a non-public company, purchased 99.7% of the outstanding common shares of Webtronics, Inc., ("Webtronics") a public company for $400,000. Webtronics was incorporated in Florida on February 2, 2001 and had limited operations at December 31, 2002.

        On April 30, 2003, pursuant to an Agreement and Plan of Merger dated March 10, 2003, as amended April 4, 2003, Synergy Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Synergy Pharmaceuticals, Inc. ("Synergy-DE") and Callisto Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Old Callisto (collectively, the "Merger"). As a result of the Merger, Old Callisto and Synergy-DE became wholly-owned subsidiaries of Webtronics. In connection with the Merger, Webtronics issued 17,318,994 shares of its common stock in exchange for outstanding Old Callisto common stock and an additional 4,395,684 shares in exchange for outstanding Synergy-DE common stock. In May 2003, Old Callisto changed its name to Callisto Research Labs, LLC ("Callisto Research") and Webtronics changed its name to Callisto Pharmaceuticals, Inc. and changed its state of incorporation from Florida to Delaware. Subsequently, 171,818 shares of common stock issued to former Synergy-DE stockholders were returned to us under the terms of certain indemnification agreements.

        On July 14, 2008, we entered into an Exchange Agreement dated July 11, 2008 ("Exchange Agreement"), as amended and effective on July 14, 2008, with Pawfect Foods, Inc. ("Pawfect"), Synergy-DE and other holders of Synergy-DE common stock. According to the terms of the Exchange Agreement, Pawfect acquired 100% of the common stock of Synergy-DE, from us and the other holders of Synergy-DE, in exchange for 45,464,760 shares of Pawfect's common stock representing approximately 70% of Pawfect's outstanding common stock (the "Exchange Transaction"). We received 44,590,000 of the 45,464,760 shares of Pawfect's common stock exchanged for our ownership of Synergy-DE, representing 68% of Pawfect's outstanding common stock. The remaining 874,760 shares of Pawfect common stock exchanged for ownership of Synergy-DE were issued to certain executive officers of Synergy-DE who received their shares pursuant to a Repurchase Agreement with Synergy-DE dated July 3, 2008 and assumed by Pawfect.

        Pawfect was a development stage company selling pet food products utilizing the internet, with immaterial operations at the date of the Exchange Agreement. On July 14, 2008, Pawfect discontinued its pet food business to focus all resources on continuing the development of drugs to treat GI disorders and diseases acquired in connection with the Exchange Agreement. On July 21, 2008 Pawfect, amended its articles of incorporation, in the state of Florida, to effect the actions necessary to complete the transactions contemplated by the Exchange Agreement and changed its name to Synergy Pharmaceuticals, Inc. ("Synergy"). Synergy is now traded on the OTC QB under the symbol SGYP.

        From inception through December 31, 2011, we have sustained cumulative net losses attributable to common stockholders of $142,366,313 Our losses have resulted primarily from expenditures incurred in connection with research and development activities, application and filing for regulatory approval of proposed products, stock-based compensation expense, patent filing and maintenance expenses, purchase of in-process research and development, outside accounting and legal services and regulatory, scientific and financial consulting fees, as well as deemed dividends attributable to the beneficial conversion rights of convertible preferred stock at issuance and changes in fair value of derivatives. From inception through December 31, 2011, we have not generated any revenue from operations, expect to incur additional losses to perform further research and development activities and do not currently have any commercial biopharmaceutical products, and do not expect to have such for several years, if at all.

        Our product development efforts are thus in their early stages and we cannot make estimates of the costs or the time they will take to complete. The risk of completion of any program is high because of the many uncertainties involved in bringing new drugs to market including the long duration of clinical testing, the specific performance of proposed products under stringent clinical trial protocols, the extended regulatory approval and review cycles, our ability to raise additional capital, the nature and timing of research and development expenses and competing technologies being developed by organizations with significantly greater resources.

CRITICAL ACCOUNTING POLICIES

        Financial Reporting Release No. 60 requires all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements. Our accounting policies are described in Item 8. Financial Statements—Note 3 Summary of Significant Accounting Policies and New Accounting Pronouncements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. We believe that the following discussion represents our critical accounting policies.

Research and Development

        We do not currently have any commercial biopharmaceutical products, and do not expect to have such for several years, if at all and therefore our research and development costs are expensed as incurred. These include expenditures in connection with an in-house research and development laboratory, salaries and staff costs, application and filing for regulatory approval of our proposed products, purchase of in-process research and development, regulatory and scientific consulting fees and contract research payments to outside suppliers, facilities and universities. While certain of our research and development costs may have future benefits, our policy of expensing all research and development expenditures is predicated on the fact that we have no history of successful commercialization of biopharmaceutical products to base any estimate of the number of future periods that would be benefited.

        In June 2007, the EITF of the FASB reached a consensus on ASC Topic 730, Research and Development ("ASC Topic 730"). This guidance requires that non-refundable advance payments for goods or services that will be used or rendered for future research and development activities should be deferred and capitalized. As the related goods are delivered or the services are performed, or when the goods or services are no longer expected to be provided, the deferred amounts are recognized as an expense. We adopted ASC Topic 730 on January 1, 2008 and the adoption did not have a material effect on our consolidated financial position, results of operations or cash flows. As of December 31, 2011 and 2010 we had $577,745 and $683,182, respectively, of such deferred amounts, which are included in prepaid and other current assets on the Company's consolidated balance sheets.

Stock-Based Compensation

        We rely heavily on incentive compensation in the form of stock options to recruit, retain and motivate directors, executive officers, employees and consultants. Incentive compensation in the form of stock options is designed to provide long-term incentives, develop and maintain an ownership stake and conserve cash during our development stage. Since inception through December 31, 2010 stock-based compensation expense has totaled $20,591,544 or 14% of our total deficit accumulated during development stage of $142,366,313.

        ASC Topic 718 Compensation—Stock Compensation ("ASC 718) requires companies to measure the cost of employee services received in exchange for the award of equity instruments based on the estimated fair value of the award at the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award.

        Upon adoption of ASC 718 we selected the Black-Scholes option pricing model as the most appropriate model for determining the estimated fair value for stock-based awards. Use of a valuation model requires management to make certain assumptions with respect to selected model inputs. Expected volatility was calculated based on our historical volatility. The expected term was determined based on the simplified method provided in ASC 718. The risk-free interest rate is based on observed interest rate appropriate for the expected term of our stock options. Forfeitures are estimated, based on our historical experience, at the time of grant.

Fair value of financial instruments

        We have adopted FASB ASC 820 Fair Value Measurements and Disclosures ("ASC 820") for financial assets and liabilities that are required to be measured at fair value, and non-financial assets and liabilities that are not required to be measured at fair value on a recurring basis. The carrying value of cash and cash equivalents, accounts payable and accrued expenses approximates fair value due to the relatively short maturity of these instruments.

        ASC 820 provides that the measurement of fair value requires the use of techniques based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The inputs create the following fair value hierarchy:

  •
  Level 1—Quoted prices for identical instruments in active markets.

  •
  Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations where inputs are observable or where significant value drivers are observable.

  •
  Level 3—Instruments where significant value drivers are unobservable to third parties.

Warrants

        We have issued common stock warrants in connection with the execution of certain equity financings. Such warrants are classified as derivative liabilities under the provisions of FASB ASC 815 Derivatives and Hedging ("ASC 815") , are recorded at their fair market value as of each reporting period. Changes in fair value of derivative liabilities are recorded in the consolidated statement of operations.

        The fair value of warrants deemed to be derivative instruments is determined using the Black-Scholes or Binomial option-pricing models using varying assumptions regarding volatility of our common share price, remaining life of the warrant, and risk-free interest rates at each period end. We thus use model-derived valuations where significant value drivers are unobservable to third parties to determine the fair value and accordingly classify such warrants in Level 3 per ASC 820. At December 31, 2011 and 2010 the fair value of such warrants was $3,325,114 and $3,487,959, respectively, which we classified as a long term derivative liability on our balance sheets.

        As of December 31, 2011 and 2010 we did not hold any Level 1 or Level 2 securities.

RESULTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010

        We had no revenues during the twelve months ended December 31, 2011 and 2010 because we do not have any commercial biopharmaceutical products and we do not expect to have such products for several years, if at all.

        For the twelve months ended December 31, 2011, research and development expenses increased $3,729,912 or 39% to $13,318,455 for the twelve months ended December 31, 2011 from $9,588,543 for the twelve months ended December 31, 2010. This increase in research and development expenses was primarily attributable to initiating the Phase II/III clinical trial of our product candidate plecanatide and the pre-clinical development of SP-333. These clinical and preclinical expenses totaled approximately $11,119,000 during the twelve months ended December 31, 2011, as compared to $5,800,000 during the twelve months ended December 31, 2010. This increase was offset by lower manufacturing, formulation, testing and packaging of drug product, totaling approximately $1,020,000 during the twelve months ended December 31, 2011, as compared to $2,625,000 during the twelve months ended December 31, 2010.

        For the twelve months ended December 31, 2011, general and administrative expenses increased $266,948 or 4%, to $7,610,136 for the twelve months ended December 31, 2011 from $7,343,188 for the twelve months ended December 31, 2010. This increase was primarily due to higher compensation related expenses, partially offset by lower legal expenses.

        Net loss available to common stockholders for twelve months ended December 31, 2011, decreased $19,000,443 to $6,793,045 compared to a net loss available to common stockholders of $ 25,793,488 incurred for the twelve months ended December 31, 2010. The decreased net loss is the result of higher research and development, and general and administrative expenses discussed above, more than offset by the following non-operating items for the twelve months ended December 31, 2011 and 2010.

	Twelve months ended 12/31/2011	Twelve months ended 12/31/2010	Change ($)
Loss from operations	$(20,928,591)	$(16,931,731)	$(3,996,860)
Interest and investment income	1,695	25,548	(23,853)
Tax credit	367,613	1,025,606	(657,993)
Interest expense notes payable	(11,877)	(322,705)	310,828
Loss on debt extinguishment	—	(2,099,892)	2,099,892
Change in fair value of derivative instruments	5,257,031	(15,344,578)	20,601,609
Net loss attributable to non-controlling interest	8,521,084	7,854,264	666,820

Net loss available to common stockholders	$(6,793,045)	$(25,793,488)	$19,000,443

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009

        We had no revenues during the twelve months ended December 31, 2010 and 2009 because we do not have any commercial biopharmaceutical products and we do not expect to have such products for several years, if at all.

        For the twelve months ended December 31, 2010, research and development expenses increased $6,165,028 or 180% to $9,588,543 for the twelve months ended December 31, 2010 from $3,423,515 for the twelve months ended December 31, 2009. This increase in research and development expenses was entirely attributable to continuing the development of our plecanatide product candidate. These expenses included (i) procurement of drug substance, totaling approximately $2,625,000 as compared to $910,000 during the 12 months ended December 31, 2009 (ii) plecanatide program expenses including animal studies, analytical testing and clinical data monitoring and patient costs of approximately $5,484,000, as compared to $1,956,000 during the 12 months ended December 31, 2009; related to our phase IIa clinical trial initiated in March 2010 and concluded in October 2010, (iii) scientific and regulatory advisory fees and expenses of approximately $346,000, as compared to $224,000 during the 12 months ended December 31, 2009, (iv) in-house staff salaries and wages, stock based compensation and employee benefits of approximately $1,103,000, as compared to $643,000 during the 12 months ended December 31, 2009 as we hired additional product development personnel.

        For the twelve months ended December 31, 2010, general and administrative expenses increased $2,236,719 or 44%, to $7,343,188 for the twelve months ended December 31, 2010 from $5,106,470 for the twelve months ended December 31, 2009. These expenses primarily include (i) higher facilities cost of approximately $955,000 as compared to $713,000 during the 12 months ended December 31, 2009, (ii) higher accounting, corporate legal and tax services of approximately $1,824,000, as compared to $1,172,000 during the 12 months ended December 31, 2009. This increase is primarily due to filings of registration statements and due diligence related to our registered direct offerings during the twelve months ended December 31, 2010, (iii) consultants and financial advisors of approximately $2,482,000, as compared to $1,193,000 during the 12 months ended December 31, 2009, (iv) travel of approximately $252,000, as compared to $180,000 during the 12 months ended December 31, 2009 and (v) salaries and wages, stock based compensation and related employee benefits of approximately $1,825,000, as compared to $1,846,000 during the 12 months ended December 31, 2009.

        Net loss available to common stockholders for twelve months ended December 31, 2010, increased $8,904,875 to $25,793,488, compared to a net loss available to common stockholders of $16,888,613 incurred for the twelve months ended December 31, 2009. The increased net loss is the result of higher research and development, and general and administrative expenses discussed above, plus the following non-operating items for the twelve months ended December 31, 2010 and 2009.

	Twelve months ended 12/31/2010	Twelve months ended 12/31/2009	Change ($)
Loss from operations	$(16,931,731)	$(8,529,985)	$(8,401,746)
Interest and investment income	25,548	25,008	540
Tax credit	1,025,606	—	1,025,606
Interest expense notes payable	(322,705)	(436,693)	113,988
Loss on debt extinguishment	(2,099,892)	—	(2,099,892)
Change in fair value of derivative instruments	(15,344,578)	(9,413,744)	(5,930,834)
Net loss attributable to non-controlling interest	7,854,264	3,282,393	4,571,871
Series A and B preferred stock conversion rate change accreted as a dividend	—	(1,815,592)	1,815,592

Net loss available to common stockholders	$(25,793,488)	$(16,888,613)	$(8,904,875)

LIQUIDITY AND CAPITAL RESOURCES

        As of December 31, 2011, we had $13,244,961 in cash and cash equivalents, compared to $1,708,982 as of December 31, 2010. Net cash used in operating activities was $21,253,344 for the twelve months ended December 31, 2010 as compared to $12,209,500 during the twelve months ended December 31, 2010. Net cash provided by financing activities for the twelve months ended December 31, 2010 was $32,789,323, as compared to $6,710,870 provided during the twelve months ended December 31, 2010.

        As of December 31, 2011 we had working capital of $9,754,600, as compared to a working capital deficit of $3,806,899 on December 31, 2010.

        Worldwide economic conditions and the international equity and credit markets have significantly deteriorated and may remain depressed for the foreseeable future. These developments will make it more difficult for us to obtain additional equity or credit financing, when needed. We have accordingly taken steps to conserve our cash which include extending payment terms to our vendors and suppliers as well as management and staff salary cuts and deferrals. These actions may not be sufficient to allow us time to raise additional capital.

        Our working capital requirements will depend upon numerous factors including but not limited to the nature, cost and timing of pharmaceutical research and development programs. We will be required to raise additional capital within the next twelve months to complete the development and commercialization of current product candidates, to fund the existing working capital deficit and to continue to fund operations at our current cash expenditure levels. To date, our sources of cash have been primarily limited to the sale of equity securities. We cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that we raise additional funds by issuing equity securities, our stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact our ability to conduct business. If we are unable to raise additional capital when required or on acceptable terms, we may have to (i) significantly delay, scale back or discontinue the development and/or commercialization of one or more of product candidates; (ii) seek collaborators for product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available; or (iii) relinquish license or otherwise dispose of rights to technologies, product candidates or products that we would otherwise seek to develop or commercialize ourselves on unfavorable terms.

        Our consolidated financial statements as of December 31, 2011 have been prepared under the assumption that we will continue as a going concern. Our independent registered public accounting firm has issued a report on our financial statements that included an explanatory paragraph referring to our recurring losses from operations and expressing substantial doubt in our ability to continue as a going concern without additional capital becoming available. Our ability to continue as a going concern is dependent upon our ability to obtain additional equity or debt financing, attain further operating efficiencies and, ultimately, to generate revenue. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

CONTRACTUAL OBLIGATIONS AND COMMITMENTS

        The following table is a summary of contractual cash obligations for the periods indicated that existed as of December 31, 2011, and is based on information appearing in the notes to Consolidated Financial Statements included elsewhere in this Annual Report on Form 10-K.

	Total	Less than 1 Year	1 - 2 Years		3 - 5 Years	More than 5 Years
Operating leases	$49,243	$49,243	$		$—	$—
Purchase obligations—principally employment and consulting services(1)	3,113,270	1,194,035		1,919,235	—	—
Purchase Obligations—Major Vendors(2)	1,496,569	1,496,569			—	—

Total obligations	$4,659,082	$2,739,847		$1,919,235	$—	$—

(1)
Represents salary and bonus for remaining term of employment agreements with Gary S. Jacob, CEO, Bernard F Denoyer, Senior Vice President, Finance and consulting fees and bonus for remaining term of consulting agreement with Gabriele M. Cerrone, Chairman.

(2)
Represents amounts that will become due upon future delivery of supplies, drug substance and test results from various suppliers, under open purchase orders in connection with Synergy research and development activities as of December 31, 2011.

OFF-BALANCE SHEET ARRANGEMENTS

        We had no off-balance sheet arrangements as of December 31, 2011.

RECENT ACCOUNTING PRONOUNCEMENTS

        In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income ("ASU 2011-05") which is intended to facilitate the convergence of U.S. GAAP and International Financial Reporting Standards ("IFRS") as well as to increase the transparency of items reported in other comprehensive income. As a result of ASU 2011-05, all nonowner changes in stockholders' equity are required to be presented in a single continuous statement of comprehensive income or in two separate but consecutive statements. The option to present other comprehensive income in the statement of changes in equity has been eliminated. ASU 2011-05 is effective for fiscal years beginning after December 15, 2011 and should be applied retrospectively. The Company expects to adopt this standard beginning in 2012. As ASU 2011-05 impacts presentation only, it will have no effect on the Company's consolidated financial statements.

        In May 2011, FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and

IFRSs." ASU 2011-04 amends Topic 820 to provide common fair value measurement and disclosure requirements in U.S. Generally Accepted Accounting Principles ("U.S. GAAP") and International Financial Reporting Standards. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements, as well as providing guidance on how fair value should be applied where its use is already required or permitted by other standards within U.S. GAAP. ASU No. 2011-04 is to be applied prospectively, and early adoption is not permitted. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of ASU No. 2011-04 is not expected to have a material impact on our results of operations or our financial position.

        In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities." ASU 2011-11 provides for additional disclosures of both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The amendments in this Update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, and disclosures required by these amendments should be provided retrospectively for all comparative periods presented.

        In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." ASU 2011-12 defers the specific requirement to present items that are reclassified from accumulated other comprehensive income to net income separately with their respective components of net income and other comprehensive income. ASU 2011-12 did not defer the requirement to report comprehensive income either in a single continuous statement or in two separate but consecutive financial statements. The amendments are effective at the same time as the amendments in ASU 2011-05.

ITEM 7A.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

        At December 31, 2011 and 2010, a substantial portion of our cash and cash equivalents consists of short term, highly liquid investments in money market savings accounts held at commercial banks.

Interest Rate Risk

        Our primary exposure to market risk is interest income sensitivity, which is affected by changes in the general level of interest rates, particularly because our investments are in short-term money marketable funds. Due to the short-term duration of our investment portfolio and the relatively low risk profile of our investments, a sudden change in interest rates would not have a material effect on the fair market value of our portfolio, nor our operating results or cash flows.

        Recently, there has been concern in the credit markets regarding the value of a variety of mortgage-backed and auction rate securities and the resulting effect on various securities markets. We do not hold any auction rate securities. We do not believe our cash, and cash equivalents investments have significant risk of default or illiquidity, however, we maintain significant amounts of cash and cash equivalents at one or more financial institutions that are in excess of federally insured limits. Given the current instability of financial institutions, we cannot provide assurance that we will not experience losses on these deposits.

        Our capital lease obligations bear interest at a fixed rate and therefore these leases have no exposure to changes in interest rates.

Foreign Currency Risk

        We have no operations outside the U.S. and do not hold any foreign currency denominated financial instruments.

Effects of Inflation

        We do not believe that inflation and changing prices during the years ended December 31, 2011, 2010 and 2009 had a significant impact on our results of operations.

ITEM 8.    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

        The full text of our audited consolidated financial statements as of December 31, 2011 and 2010 and for the fiscal years ended December 31, 2011, 2010 and 2009 and for the period from June 5, 1996 (inception) to December 31, 2011, begins on page F-1 of this Annual Report on Form 10-K.

ITEM 9A.    CONTROLS AND PROCEDURES.

a)    Disclosure Controls and Procedures

        Our chief executive officer and chief financial officer evaluated the effectiveness of our disclosure controls and procedures as of December 31, 2011. The term "disclosure controls and procedures," as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Securities Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Securities Exchange Act is accumulated and communicated to the company's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Based on that evaluation, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures are effective, at the reasonable assurance level, in ensuring that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms.

b)    Management's Report on Internal Control over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting for our company. Internal control over financial reporting is defined in Rule 13a-15(f) and 15d-15(f) promulgated under the Exchange Act, as a process designed by, or under the supervision of, a company's principal executive and principal financial officers and effected by the Company's board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

          (1)   pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company;

          (2)   provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles,

  and that receipts and expenditures of the company are being made in accordance with authorizations of management and directors of the company; and

          (3)   provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

        We conducted an evaluation of the effectiveness of internal control over financial reporting based on the framework in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this evaluation, we conclude that, at December 31, 2011, our internal control over financial reporting was effective.

c)     Changes in Internal Control over Financial Reporting

        As required by Rule 13a-15(d) of the Exchange Act, our management, including our principal executive officer and our principal financial officer, conducted an evaluation of the internal control over financial reporting to determine whether any changes occurred during the quarter ended December 31, 2011 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. Based on that evaluation, our principal executive officer and principal financial officer concluded there were no such changes during the quarter ended December 31, 2011.

        This annual report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by our independent registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit us to provide only management's report in this annual report.

ITEM 9B.    OTHER INFORMATION.

        None.

PART III

ITEM 10.    DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

        The following table sets forth certain information regarding the directors and executive officers of Callisto Pharmaceuticals, Inc. as of March 29, 2012:

Name	Age	Position
Gabriele M Cerrone	40	Chairman of the Board
Gary S. Jacob	65	Chief Executive Officer, Chief Scientific Officer and Director
Bernard F. Denoyer	64	Senior Vice President, Finance and Secretary
John P. Brancaccio	64	Director
Randall Johnson	65	Director

        Gabriele M. Cerrone has served as our Chairman of the Board of Directors since May 2003 and a consultant since January 2005. From March 1999 to January 2005 Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. In May 2001, Mr. Cerrone led the restructuring of SIGA Technologies, Inc., a biotechnology company, and served on its board of directors from May 2001 to May 2003. Mr. Cerrone co-founded TrovaGene, Inc. (formerly Xenomics, Inc.), a diagnostics company, and served as Co-Chairman from July 2005 until November 2006. Mr. Cerrone also co-founded FermaVir Pharmaceuticals, Inc., a biotechnology company, and served as Chairman from August 2005 to September 2007, when the company was acquired by Inhibitex, Inc., a biotechnology company. Mr. Cerrone served as a director of Inhibitex, Inc. from September 2007 until February 2012 when it was acquired by Bristol-Myers Squibb Company. Mr. Cerrone currently serves as a director of TrovaGene, Inc. In addition, Mr. Cerrone is Chairman and a consultant to Synergy Pharmaceuticals, Inc. Mr. Cerrone is the managing partner of Panetta Partners Ltd., a Colorado limited partnership that is a private investor in both public and private venture capital in the life sciences and technology arena as well as real estate. Mr. Cerrone's experience in finance and investment banking allows him to contribute broad financial and strategic planning expertise and led to the Board's conclusion that he should serve as a director of the company.

        Gary S. Jacob, Ph.D. has served as our Chief Executive Officer as well as Chief Scientific Officer since May 2003 and a Director since October 2004. Dr. Jacob has also served as President, Chief Executive Officer and a Director of Synergy Pharmaceuticals, Inc. since July 2008, Chairman of Synergy-DE from October 2003 until July 2008 and Chief Scientific Officer of Synergy DE from 1999 to 2003. Dr. Jacob is also a director of TrovaGene, Inc. (formerly Xenomics, Inc.), a diagnostics company. Dr. Jacob served as Chief Scientific Officer of Synergy DE from 1999 to 2003. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England. Dr. Jacob's broad management expertise in the pharmaceutical and biotechnology industries provides relevant experience in a number of strategic and operational areas and led to the Board's conclusion that he should serve as a director of our company.

        Bernard F. Denoyer has served as our Senior Vice President, Finance since December 2007 and from January 2004 to November 2007 served as our Vice President, Finance and Secretary. Since July 2008 Mr. Denoyer has also served as Senior Vice President, Finance and Secretary of Synergy. From October 2000 to December 2003, Mr. Denoyer was an independent consultant providing interim CFO and other services to emerging technology companies, including Callisto and certain portfolio companies of Marsh & McLennan Capital, LLC. From October 1994 until September 2000,

Mr. Denoyer served as Chief Financial Officer and Senior Vice President at META Group, Inc., a public information technology research company, where he was instrumental in their 1995 IPO. From 1990 to 1993 he served as Vice President Finance of Environetics, Inc., a pharmaceutical water diagnostic test business, acquired by IDEXX Laboratories, Inc.

        John P. Brancaccio, a retired CPA, has served as a director of our company since April 2004. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Alfacell Corporation as well as a director of TrovaGene, Inc. (formerly Xenomics, Inc.) and Synergy Pharmaceuticals, Inc. Mr. Brancaccio's chief financial officer experience provides him with valuable financial and accounting expertise which the Board believes qualifies him to serve as a director of our company.

        Randall Johnson, Ph.D. has served as a director of our company since February 2005. Since February 2002, Dr. Johnson has been serving as a consultant to various venture capital, biotechnology and pharmaceutical companies focusing on oncology. From October 1982 to February 2002, Dr. Johnson served in a number of capacities at GlaxoSmithKline PLC/SmithKline Beecham Pharmaceuticals, most recently as a Group Director in the Department of Oncology Research. Dr. Johnson's experience in drug development qualifies him to serve as a director of our company.

COMPENSATION OF DIRECTORS

        Under the 2005 Directors' Stock Option Plan, upon election to the Board, each non-employee and non-consultant director receives a grant of 45,000 stock options vesting over three years and having an exercise price equal to the fair market value of the common stock on the date of grant. Upon re-election to the Board, each of our non-employee and non-consultant directors receive an annual grant of 6,000 options vesting over three years having an exercise price equal to the fair market value of the common stock on the date of grant. In addition, non-employee and non-consultant directors will receive an annual grant of options with an exercise price equal to the fair market value of the common stock on the date of grant for serving on Board committees which will vest in one year. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive 5,000, 3,500 and 2,000 stock options, respectively, and members of such committees receive 3,000, 2,000 and 1,000 stock options, respectively.

        Non-employee and non-consultant directors also receive an annual cash fee of $15,000 as well as cash compensation for serving on board committees. Chairpersons of each of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee receive $10,000, $7,000 and $4,000, respectively, and members of such committees receive $6,000, $4,000 and $2,500, respectively.

AUDIT COMMITTEE

        The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors.

        The Audit Committee currently consists of John Brancaccio, chairman of the Audit Committee, and Randall Johnson. Our board of directors has determined that each of Mr. Johnson and Mr. Brancaccio is "independent" as that term is defined under applicable SEC rules and under the current listing standards of NASDAQ. Mr. Brancaccio is our audit committee financial expert. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. A copy of this charter is available at our web site www.callistopharma.com.

COMPENSATION COMMITTEE

        The Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of our company; assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

        The Compensation Committee currently consists of Randall Johnson, chairman of the Compensation Committee and John Brancaccio. The Board of Directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. A copy of this charter is available at our web site www.callistopharma.com.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee, except for Gabriele M. Cerrone and Gary S. Jacob.

CORPORATE GOVERNANCE/NOMINATING COMMITTEE

        The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

        The Corporate Governance/Nominating Committee currently consists of John Brancaccio, Chairman of the Corporate Governance/Nominating Committee. The Board of Directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. A copy of this charter is available at our web site www.callistopharma.com.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms received, we believe that during 2011, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

CODE OF BUSINESS CONDUCT AND ETHICS

        We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. A copy of this Code of Business Conduct and Ethics is posted on our website at www.callistopharma.com.

ITEM 11.    EXECUTIVE COMPENSATION.

SUMMARY COMPENSATION TABLE

        The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Principal Financial Officer and two other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal year 2011.

Name & Principal Position	Year	Salary	Bonus		Option Awards(1)		Total
Gabriele M. Cerrone(2)	2011	319,043	340,648		1,244,126		1,903,817
Chairman of the Board	2010	309,750	1,397,762	(3)	11,787,403	(4)	13,494,915
	2009	278,521	150,000		—		428,521
Gary S. Jacob	2011	324,450	346,421		1,244,126		1,914,997
Chief Executive Officer and Chief	2010	315,000	189,000		11,787,403	(4)	12,291,403
Scientific Officer	2009	285,000	150,000		—		435,000
Bernard F. Denoyer	2011	200,850	54,508		—		255,358
Senior Vice President, Finance and	2010	195,000	—		329,667	(4)	524,667
Principal Financial Officer	2009	176,249	—		—		176,249

(1)
Amounts represent Callisto and Synergy aggregate grant date fair value in accordance with FASB ASC Topic 718.

(2)
Mr. Cerrone is being paid pursuant to a consulting agreement with Synergy.

(3)
$1,211,912 of such amount represents an accrued realization bonus. Mr. Cerrone had agreed with us to defer payment of his bonus until the earlier of (i) March 31, 2012, (ii) the completion of a financing transaction yielding gross proceeds of $30 million on a cumulative basis subsequent to October 6, 2010 or (iii) the tenth business day after termination of the consulting agreement without cause or good reason (including a termination following a "change of control" transaction as that term is defined in his consulting agreement). In consideration of Mr. Cerrone agreeing to permit us to defer payment of his bonus we agreed to indemnify him from any liability for taxes or penalties that he may incur pursuant to Section 409A of the Internal Revenue Code and comparable state income tax laws. This bonus was paid in full during the year ended December 31, 2011

(4)
Substantially all of the options underlying these amounts vest and are exercisable at $0.70 per share upon a change of control of Synergy.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable Callisto stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2011.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Gary S. Jacob	130,000	260,000		$0.26	130,000 on January 25, 2012, 130,000 on January 25, 2013
	500,000	—		1.50	June 13, 2013
	112,500	162,500	(1)	3.00	June 29, 2014
	200,000	—		1.01	July 6, 2015
	50,000	—		1.64	March 17, 2016
	75,000	—		0.81	February 16, 2017
Bernard F. Denoyer	25,000	50,000		0.26	25,000 on January 25, 2012, 25,000 on January 25, 2013
	100,000	—		3.60	January 15, 2014
	50,000	—		1.38	July 29, 2015
	100,000	—		0.66	April 12, 2017
Gabriele M Cerrone	130,000	260,000		0.26	130,000 on January 25, 2012, 130,000 on January 25, 2013
	333,055	—		1.30	April 22, 2013
	75,000	—		1.50	June 13, 2013
	100,000	—		3.20	April 26, 2014
	375,000	—		1.70	January 10, 2015
	225,000	—		0.96	January 25, 2017

(1)
The remaining 162,500 options vest upon certain drug development or licensing benchmarks.

DIRECTOR COMPENSATION

        The following table sets forth summary information concerning the total compensation earned by our non-employee directors in 2011 for services to our company.

Name	Fees Earned or Paid In Cash
John P. Brancaccio(1)	$31,500
Randall Johnson(2)	$28,000
Riccardo Dalla-Favera(3)	$3,750

(1)
Stock options for the purchase of an aggregate of 176,123 Callisto shares were outstanding as of December 31, 2011, of which 168,123 were exercisable

(2)
Stock options for the purchase of an aggregate of 153,000 Callisto shares were outstanding as of December 31, 2011, of which 145,000 were exercisable

(3)
Stock options for the purchase of an aggregate of 101,000 Callisto shares were outstanding as of December 31, 2011, of which 101,000 were exercisable. Dr. Della-Favera resigned his director position effective April 15, 2011.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

        On April 6, 2004, Kunwar Shailubhai, Ph.D. entered into an employment agreement with Synergy in which he agreed to serve as Senior Vice President, Drug Discovery. Dr. Shailubhai's employment agreement was for a term of 12 months beginning April 6, 2004 and is automatically renewed for successive one year periods at the end of each term. On July 9, 2008, Dr. Shailubhai was appointed Chief Scientific Officer of Synergy, his salary is currently $236,907 per year and he is eligible to receive a discretionary performance bonus of up to 25% of his salary per year.

        On May 2, 2011, Dr. Gary Jacob entered into a second amended and restated employment agreement with Synergy in which he agreed to serve as Chief Executive Officer and President. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2014 and is automatically renewed for successive one year periods at the end of each term. Dr. Jacob's current salary is $324,450 per year. Dr. Jacob is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Such performance objectives and bonus criteria for 2012 had not been determined as of March 14, 2012. Dr. Jacob is also eligible to receive a realization bonus in the event that Synergy enters into an out-license agreement for our technology or enter into a joint venture in which we contribute such rights to the joint venture where the enterprise value equals or exceeds a minimum of $250 million during the term of the agreement or the license fees Synergy contracts to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or the sum of the license fees actually received in the case of an out license, multiplied by 0.5%. In addition, in the event Synergy engages in a merger transaction or a sale of substantially all of our assets where (i) our enterprise value at the time of the merger or sale equals or exceed $400 million and our stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) our enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and our stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Dr. Jacob shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%.

        If the employment agreement is terminated by Synergy other than for cause or as a result of Dr. Jacob's death or permanent disability or if Dr. Jacob terminates his employment for good reason which includes a change of control, Dr. Jacob shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base salary during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. In the event Dr. Jacob's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $973,350, less applicable withholding.

        On May 2, 2011, Gabriele M. Cerrone, our Chairman of the Board, entered into an amended and restated consulting agreement with Synergy. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2014 and is automatically renewed for successive one year periods at the end of each term. Pursuant to the agreement, Mr. Cerrone's current compensation is $319,043 per year. Mr. Cerrone is eligible to receive a cash bonus of up to 50% of his base compensation per year based on meeting certain performance objectives and bonus criteria. Such performance objectives and bonus criteria for 2012 had not been determined as of March 14, 2012. Mr. Cerrone is also eligible to receive a realization bonus in the event that Synergy enters into an out-license agreement for our technology or enter into a joint venture in which Synergy contributes such rights to the joint venture where the enterprise value equals or exceeds a minimum $250 million during the term of the agreement or the license fees Synergy contracts to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or financing or the sum of the license fees actually received multiplied by 0.5%. In addition, in the event Synergy engages in a merger transaction or a sale of substantially all of our assets where (i) our enterprise value at the time of the merger or sale equals or exceed $400 million and our stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) our enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and our stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Mr. Cerrone shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%.

        On October 6, 2010 Synergy achieved the $20 million threshold required for Mr. Cerrone's realization bonus to be accrued on the cumulative gross proceeds of financing transactions since August 1, 2008. This bonus totaled $1,211,912, was deemed compensatory in nature and charged to expense during the year ended December 31, 2010. Mr. Cerrone has agreed with Synergy to defer payment of his bonus until the earlier of (i) March 31, 2012, (ii) the completion of a financing transaction yielding gross proceeds of $30 million on a cumulative basis subsequent to October 6, 2010 or (iii) the tenth business day after termination of the consulting agreement without cause or good reason (including a termination following a "change of control" transaction as that term is defined in his consulting agreement). In consideration of Mr. Cerrone agreeing to permit Synergy to defer payment of his bonus Synergy agreed to indemnify him from any liability for taxes or penalties that he may incur pursuant to Section 409A of the Internal Revenue Code and comparable state income tax laws. This bonus was paid in full during the year ended December 31, 2011, which payment does not terminate Synergy's indemnification liability.

        If the consulting agreement is terminated by Synergy other than for cause or as a result of Mr. Cerrone's death or permanent disability or if Mr. Cerrone terminates the agreement for good reason which includes a change of control, Mr. Cerrone shall receive (i) a severance payment equal to the higher of the aggregate amount of his base compensation for the then remaining term of the agreement or twelve times the average monthly base compensation paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base compensation during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Cerrone's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $957,129 less applicable withholding.

        On January 20, 2011, Bernard F. Denoyer entered into an executive employment agreement with Synergy in which he agreed to serve as Senior Vice President, Finance. The term of the agreement was effective as of January 20, 2011, continues until January 20, 2013 and is automatically renewed for successive one year periods at the end of each term. Mr. Denoyer's base salary is currently $200,850 and he is eligible to receive a cash bonus of up to 20% of his base salary per year at the discretion of the Compensation Committee of the Board of Directors. If the employment agreement is terminated by Synergy other than for cause or as a result of Mr. Denoyer's death or permanent disability or if Mr. Denoyer terminates his employment for good reason which includes a change of control, Mr. Denoyer shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iii) payment in respect of compensation earned but not yet paid and (iv) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Denoyer's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $211,855, less applicable withholding.

STOCK OPTION PLANS

        We rely on incentive compensation in the form of stock options to retain and motivate directors, executive officers, employees and consultants. Incentive compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers, employees and consultants, to encourage them to remain with us and to enable them to develop and maintain an ownership position in our common stock.

Callisto Pharmaceuticals, Inc. Stock Option Plans

        In 1996, Callisto adopted the 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") for employees, consultants and outside directors to purchase up to 2,000,000 shares of common stock. This Plan was amended in December 2002 to increase the number of shares authorized under the Plan to 10,000,000. The option term for the 3,113,817 options outstanding as of December 31, 2011 under the Plan is ten years from date of grant. The Plan terminated on January 1, 2006 under its original terms and no further options will be granted under the Plan.

        On October 20, 2005, our stockholders approved the 2005 Equity Compensation Incentive Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Equity Plan is 5,000,000. The option term for options granted under the 2005 Equity Plan is ten years from date of grant and there were 2,770,000 options available for future grants as of December 31, 2011.

        On October 20, 2005, our stockholders approved our 2005 Directors' Stock Option Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Directors' Plan is 1,000,000. The option term for options granted under the 2005 Directors' Plan is ten years from date of grant and there are 833,000 option shares available for future grants as of December 31, 2011.

        Our 2005 Equity Compensation Incentive Plan authorizes the grant of stock options to directors (excluding outside directors), eligible employees, including executive officers and consultants. The value realizable from exercisable options is dependent upon the extent to which our performance is reflected in the value of our common stock at any particular point in time. Equity compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers and other employees. We approve the granting of options in order to motivate these employees to maximize stockholder value. Generally, vesting for options granted under the stock option plan is determined at the time of grant, and options expire after a 10-year period. Options are generally granted at an exercise price not less than the fair market value at the date of grant. As a result of this policy, directors, executives, employees and consultants are rewarded economically only to the extent that the stockholders also benefit through appreciation in the market. Options granted to employees are based on such factors as individual initiative, achievement and performance. In administering grants to executives, the Compensation Committee of the Board of Directors evaluates each executive's total equity compensation package. The compensation committee generally reviews the option holdings of each of the executive officers, including vesting and exercise price and the then current value of such unvested options. We consider equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of our stockholders.

        The options we grant under the 2005 Equity Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. None of our stock option plans are qualified deferred compensation plans under Section 401(a) of the Code, and are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). As of December 31, 2011, we have 1,924,555 stock options outstanding not subject to our stock option plans.

Synergy Pharmaceuticals, Inc. Stock Option Plan

        During 2008, Synergy adopted the 2008 Equity Compensation Incentive Plan (the "Synergy Plan") which is intended to promote the best interests of its stockholders by (i) assisting Synergy and its Subsidiaries in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of Synergy's businesses by affording such persons equity participation in Synergy and (iii) associating the interests of such persons with those of Synergy and its Subsidiaries and stockholders. Stock options granted under the Synergy Plan, typically vest after three years of continuous service from the grant date and have a contractual term of ten years. As of December 31, 2011 there were 5,964,039 stock options outstanding under the Synergy Plan and 1,535,961 shares available for future issuances. On March 1, 2010, a majority of the Synergy stockholders acting by written consent approved an amendment to the Synergy Plan increasing the number of shares reserved under the Synergy Plan to 7,500,000 shares.

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

        The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of March 29, 2012 by (i) each person know to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, N.Y. 10170.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares		Percentage and Class
Gabriele M. Cerrone Chairman of the Board	3,417,292	(2)	2.1%
Gary S. Jacob Chief Executive Officer, Chief Scientific Officer and Director	1,851,745	(3)	1.2%
Bernard Denoyer Senior Vice President, Finance and Secretary	300,000	(4)	*
John Brancaccio Director	168,123	(5)	*
Randall K. Johnson Director	145,000	(6)	*
All Directors and Executive Officers as a group (5 persons)	5,882,160	(7)	3.6%
5% or Greater Stockholders
R. Merrill Hunter	25,376,872		16.1%

*
less than 1%

(1)
Applicable percentage ownership as of March 29, 2012 is based upon 158,516,071 shares of common stock outstanding.

(2)
Includes 1,368,055 shares of common stock issuable upon exercise of stock options.

(3)
Includes 1,597,500 shares of common stock issuable upon exercise of stock options.

(4)
Consists of 300,000 shares of common stock issuable upon exercise of stock options.

(5)
Consists of 168,123 shares of common stock issuable upon exercise of stock options.

(6)
Consists of 145,000 shares of common stock issuable upon exercise of stock options.

(7)
Includes 3,578,678 shares of common stock issuable upon exercise of stock options.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

        On May 2, 2011, Gabriele M. Cerrone, our Chairman of the Board, entered into an amended and restated consulting agreement with Synergy. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2014 and is automatically renewed for successive one year periods at the end of each term. Pursuant to the agreement, Mr. Cerrone's current compensation is $319,043 per year. Mr. Cerrone is eligible to receive a cash bonus of up to 50% of his base compensation per year based on meeting certain performance objectives and bonus criteria. Such performance objectives and bonus criteria for 2012 had not been determined as of March 14, 2012. Mr. Cerrone is also eligible to receive a realization bonus in the event that Synergy enters into an out-license agreement for our technology or enter into a joint venture in which Synergy contributes such rights to the joint venture where the enterprise value equals or exceeds a minimum $250 million during the term of the agreement or the license fees Synergy contracts to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or financing or the sum of the license fees actually received multiplied by 0.5%. In addition, in the event

Synergy engages in a merger transaction or a sale of substantially all of our assets where (i) our enterprise value at the time of the merger or sale equals or exceed $400 million and our stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) our enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and our stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Mr. Cerrone shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%.

        On October 6, 2010 Synergy achieved the $20 million threshold required for Mr. Cerrone's realization bonus to be accrued on the cumulative gross proceeds of financing transactions since August 1, 2008. This bonus totaled $1,211,912, was deemed compensatory in nature and charged to expense during the year ended December 31, 2010. Mr. Cerrone has agreed with Synergy to defer payment of his bonus until the earlier of (i) March 31, 2012, (ii) the completion of a financing transaction yielding gross proceeds of $30 million on a cumulative basis subsequent to October 6, 2010 or (iii) the tenth business day after termination of the consulting agreement without cause or good reason (including a termination following a "change of control" transaction as that term is defined in his consulting agreement). In consideration of Mr. Cerrone agreeing to permit Synergy to defer payment of his bonus Synergy agreed to indemnify him from any liability for taxes or penalties that he may incur pursuant to Section 409A of the Internal Revenue Code and comparable state income tax laws. This bonus was paid in full during the year ended December 31, 2011, which payment does not terminate Synergy's indemnification liability.

        If the consulting agreement is terminated by Synergy other than for cause or as a result of Mr. Cerrone's death or permanent disability or if Mr. Cerrone terminates the agreement for good reason which includes a change of control, Mr. Cerrone shall receive (i) a severance payment equal to the higher of the aggregate amount of his base compensation for the then remaining term of the agreement or twelve times the average monthly base compensation paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base compensation during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Cerrone's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $957,129 less applicable withholding.

CONFLICTS OF INTEREST

        Gabriele Cerrone and his affiliates are subject to certain potential conflicts of interests. His consulting agreement expressly recognizes that he may provide consulting services to others. In addition, from time to time, he or his affiliates may be presented with business opportunities which could be suitable for our business and Mr. Cerrone is not subject to any restrictions with respect to other business activities, except to the extent such activities are in violation of our Code of Conduct and Ethics or violate general confidentiality provisions of his consulting agreement. In instances where there is potential conflict of interest or business opportunity, with respect to any officer or director, including Mr. Cerrone, our Audit Committee has both the authority and responsibility to review such matters and take appropriate actions.

        Any future transactions with officers, directors or 5% stockholders will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors who have access to our counsel or independent legal counsel at our expense.

ITEM 14.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

        The aggregate fees billed and unbilled for the fiscal years ended December 31, 2011 and December 31, 2010, for professional services rendered by our principal accountants for the audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $397,890 and $365,000, respectively.

AUDIT-RELATED FEES

        There were no aggregate fees billed for the fiscal years ended December 31, 2011 and 2010 for assurance and related services rendered by our principal accountants related to the performance of the audit or review of our financial statements.

TAX AND OTHER FEES

        The aggregate fees billed and unbilled for the fiscal years ended December 31, 2011 and 2010 for professional services rendered by our principal accountants for tax preparation services was $22,650 for each year.

        Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

ITEM 15.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(1)
Index to Financial Statement Schedules:

Index to Consolidated Financial Statements	H-63
Report of Independent Registered Public Accounting Firm	H-64
Consolidated Balance Sheets as of December 31, 2011 and 2010	H-65
Consolidated Statement of Operations for each of the three years ended December 31, 2011, 2010 and 2009 and for the period June 5, 1996 (inception) to December 31, 2011	H-66
Consolidated Statement of Changes in Stockholder's Equity (Deficit) for the period June 5, 1996 (inception) to December 31, 2011	H-67
Consolidated Statements of Cash Flows for each of the three years ended December 31, 2011, 2010 and 2009 and for the period June 5, 1996 (inception) to December 31, 2011	H-74
Notes to Consolidated Financial Statements	H-75
(2)
List of Documents Filed as a Part of This Report:

        All schedules have been omitted because the required information is included in the consolidated financial statements or the notes thereto, or is not applicable or required.

(3)
Index to Exhibits

 Exhibit Index

        The Exhibits listed below are identified by numbers corresponding to the Exhibit Table of Item 601 of Regulation S-K. The Exhibits designated by an asterisk (*) are management contracts or compensatory plans or arrangements required to be filed pursuant to Item 15. Two asterisks (**) indicate confidential treatment requested with respect to deleted portions of this agreement.

Exhibit No.	Description
3.1	Certificate of Incorporation, as amended (Incorporated by reference to Exhibit 2.1 filed with the Company's Annual Report on Form 10-K filed on March 28, 2008)
3.2
Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Convertible Preferred Stock of Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 3.1 filed with the Company's Current Report on Form 8-K filed on October 27, 2006)
3.3
Certificate of Amendment to Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Convertible Preferred Stock of Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 3.2 filed with the Company's Current Report on Form 8-K filed on December 27, 2006)
3.4
Certificate of Amendment to Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Convertible Preferred Stock of Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 3.2 filed with the Company's Current Report on Form 8-K filed on August 7, 2007)
3.5
Certificate of Amendment to Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Convertible Preferred Stock of Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 3.1 filed with the Company's Current Report on Form 8-K filed on September 22, 2009)
3.6	Bylaws, as amended (Incorporated by reference to Exhibit 3.1 filed with the Company's Current Report on Form 8-K filed on June 4, 2007)

Exhibit No.	Description
4.1	1996 Incentive and Non-Qualified Stock Option Plan (Incorporated by reference to Exhibit 4.1 filed with the Company's Current Report on Form 8-K filed on May 15, 2003)
4.4	2005 Equity Compensation Incentive Plan (Incorporated by reference to Appendix B filed with the Company's Definitive Proxy Statement on Schedule 14A filed on August 31, 2005)
4.5	2005 Directors' Stock Option Plan (Incorporated by reference to Appendix C filed with the Company's Definitive Proxy Statement on Schedule 14A filed on August 31, 2005)
10.1
Employment Agreement dated April 6, 2004 by and between Synergy Pharmaceuticals Inc. and Kunwar Shailubhai (Incorporated by reference to Exhibit 10.2 filed with the Company's Annual Report on Form 10-KSB on April 14, 2004)*
10.2
Amended and Restated License Agreement dated as of December 31, 2007 by and between Callisto Pharmaceuticals, Inc. and AnorMED Corporation, as successor in interest to AnorMED, Inc. (Incorporated by reference to Exhibit 10.3 filed with the Company's Annual Report on Form 10-K on March 28, 2008)**
10.3
Amendment dated October 19, 2005 to the Employment Agreement dated as of April 6, 2004 by and between Synergy Pharmaceuticals Inc. and Kunwar Shailubhai (Incorporated by reference to Exhibit 10.5 filed with the Company's Current Report on Form 8-K filed on October 21, 2005)*
10.4
Patent and Technology License Agreement dated January 10, 2006 between The University of Texas M.D. Anderson Cancer Center and Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 10.22 filed with the Company's Annual Report on Form 10-K filed on March 31, 2006)**
10.5
Amended and Restated Employment Agreement dated December 10, 2007 by and between Callisto Pharmaceuticals, Inc and Bernard Denoyer (Incorporated by reference to Exhibit 10.26 filed with the Company's Annual Report on Form 10-K on March 28, 2008)*
10.6
Technology Assignment Agreement between Callisto Pharmaceuticals, Inc. and AnorMED Corporation, a wholly owned subsidiary of Genzyme Corporation, dated December 19, 2008 (incorporated by reference to Exhibit 10.13 filed with the Company's Annual Report on Form 10-K filed on April 15, 2009).
10.7
Amended and Restated Executive Employment Agreement by and between Callisto Pharmaceuticals, Inc. and Gary S. Jacob dated March 11, 2009 (incorporated by reference to Exhibit 10.18 filed with the Company's Annual Report on Form 10-K filed on April 15, 2009).*
10.8
Amended and Restated Consulting Agreement by and between Callisto Pharmaceuticals, Inc. and Gabriele M. Cerrone dated March 11, 2009 (incorporated by reference to Exhibit 10.19 filed with the Company's Annual Report on Form 10-K filed on April 15, 2009).*
14	Code of Business Conduct and Ethics (Incorporated by reference to Exhibit 14 filed with the Company's Annual Report on Form 10-KSB filed on April 14, 2004)
21	List of Subsidiaries
23	Consent of BDO USA, LLP
31.1	Certification of Chief Executive Officer required under Rule 13a-14(a)/15d-14(a) under the Exchange Act

Exhibit No.	Description
31.2	Certification of Principal Financial Officer required under Rule 13a-14(a)/15d-14(a) under the Exchange Act
32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification of Principal Financial Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
101
Financial statements from the Annual Report on Form 10-K of the Company for the Year Ended December 31, 2011 as filed March 30, 2012 formatted in Extensible Business Reporting Language (XBRL): (i) the Condensed Consolidated Statements of Operations, (ii) the Condensed Consolidated Balance Sheets, (iii) the Condensed Consolidated Statements of Cash Flows (iv) the Condensed Consolidated Statement of Stockholders Equity (Deficit) and (v) the Notes to Consolidated Financial Statements tagged as blocks of text.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALLISTO PHARMACEUTICALS, INC. (Registrant)
Date: March 30, 2012	By:	/s/ GARY S. JACOB Gary S. Jacob, Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ GARY S. JACOB Gary S. Jacob	Chief Executive Officer and Director (Principal Executive Officer)	March 30, 2012
/s/ BERNARD F. DENOYER Bernard F. Denoyer	Senior Vice President, Finance (Principal Financial and Accounting Officer)	March 30, 2012
/s/ GABRIELE M. CERRONE Gabriele M. Cerrone	Chairman of the Board	March 30, 2012
/s/ JOHN P. BRANCACCIO John P. Brancaccio	Director	March 30, 2012
/s/ RANDALL K. JOHNSON Randall K. Johnson	Director	March 30, 2012

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

Index to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	H-64
Consolidated Balance Sheets as of December 31, 2011 and 2010	H-65
Consolidated Statements of Operations for the three years ended December 31, 2011, 2010 and 2009 and June 5, 1996 (inception) to December 31, 2011	H-66
Consolidated Statements of Changes in Stockholders' Equity (Deficit) for the period June 5, 1996 (Inception) to December 31, 2011	H-67
Consolidated Statements of Cash Flows for the three years ended December 31, 2011, 2010 and 2009 and for the period June 5, 1996 (Inception) to December 31, 2011	H-74
Notes to the Consolidated Financial Statements	H-75

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Callisto Pharmaceuticals, Inc.
New York, New York

        We have audited the accompanying consolidated balance sheets of Callisto Pharmaceuticals, Inc. and Subsidiaries (a development stage company) (the "Company") as of December 31, 2011 and 2010, the related consolidated statements of operations and cash flows for each of the three years in the period ended December 31, 2011 and for the period from June 5, 1996 (inception) to December 31, 2011 and the related consolidated statement of stockholders' equity (deficit) for the period from June 5, 1996 (inception) to December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Callisto Pharmaceuticals, Inc. and Subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 and for the period from June 5, 1996 (inception) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO USA, LLP
New York, New York
March 30, 2012

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	December 31, 2011	December 31, 2010
ASSETS
Current Assets:
Cash and cash equivalents	$13,244,961	$1,708,982
Prepaid expenses and other	796,028	769,403
Tax credits receivable	377,865	781,127

Total Current Assets	14,418,854	3,259,512
Property and equipment, net	5,774	9,397
Security deposits	87,740	87,740

Total Assets	$14,512,368	$3,356,649

LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)
Current Liabilities:
Accounts payable	$3,206,827	$4,755,361
Accrued expenses	1,457,427	2,311,050

Total Current Liabilities	4,664,254	7,066,411
Derivative financial instruments, at estimated fair value—warrants	3,325,114	3,487,959

Total Liabilities	7,989,368	10,554,370
Commitments and contingencies
Stockholders' Deficit:
Series A convertible preferred stock, par value $0.0001, 700,000 shares authorized, 8,000 shares outstanding at December 31, 2011 and December 31, 2010, respectively	1	1
Series B convertible preferred stock, par value $0.0001, 2,500,000 shares authorized, no shares outstanding at December 31, 2011 and December 31, 2010, respectively	—	—
Common stock, par value of $.0001 per share: 225,000,000 shares authorized; 158,516,071and 157,509,404 shares outstanding at December 31, 2011 and December 31, 2010, respectively	15,852	15,751
Additional paid-in capital	168,531,201	139,496,452
Deficit accumulated during development stage	(142,366,313)	(135,573,268)

Total Stockholders' Equity	26,180,741	3,938,936
Non-controlling interest	(19,657,741)	(11,136,657)

Total Stockholders' Equity/(Deficit)	6,523,000	(7,197,721)

Total Liabilities and Stockholders' Equity	$14,512,368	$3,356,649

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

				For the period June 5, 1996 (inception) to December 31, 2011
	Year ended December 31,
	2011	2010	2009
Revenues	$—	$—	$—	$—

Costs and Expenses:
Research and development	13,318,455	9,588,543	3,423,515	59,094,517
Government grants	—	—	—	(1,135,318)
Purchased in-process research and development	—	—	—	6,944,553
General and administrative	7,610,136	7,343,188	5,106,470	60,372,657

Loss from Operations	(20,928,591)	(16,931,731)	(8,529,985)	(125,276,409)
Interest and investment income	1,695	25,548	25,008	916,577
Tax credit	367,613	1,025,606	—	1,393,219
Interest expense on notes payable	(11,877)	(322,705)	(436,693)	(943,124)
Loss on debt extinguishment	—	(2,099,892)	—	(2,099,892)
Change in fair value of derivative instruments	5,257,031	(15,344,578)	(9,413,744)	(16,910,285)

Net Loss	(15,314,129)	(33,647,752)	(18,355,414)	(142,919,914)
Net Loss attributable to noncontrolling interest	8,521,084	7,854,264	—	19,657,741

Net loss attributable to controlling interest	(6,793,045)	(25,793,488)	(18,355,414)	(123,262,173)
Series A Preferred stock conversion rate change and beneficial conversion feature accreted as a dividend	—	—	(136,889)	(5,025,849)
Series B Preferred stock conversion rate change and beneficial conversion feature accreted as a dividend	—	—	(1,678,703)	(12,174,391)
Cumulative effect of adopting ASC Topic 815 January 1, 2009	—	—	—	(1,903,900)

Net loss attributable to common stockholders	$(6,793,045)	$(25,793,488)	$(20,171,006)	$(142,366,313)

Weighted Average Common Shares Outstanding
Basic and Diluted	158,298,920	69,033,439	51,394,669

Net Loss per Common Share
Basic and Diluted	$(0.10)	$(0.37)	$(0.39)

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A development stage company)

CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT)

	Preferred Shares	Preferred Stock, Par Value	Common Shares	Common Stock, Par Value	Additional Paid in Capital
Balance at inception, June 5, 1996	—	$—	—	$—	$—
Issuance of founder shares	—	—	2,642,500	264	528
Common stock issued	—	—	1,356,194	136	272
Common stock issued via private placement	—	—	1,366,667	137	1,024,863

Balance, December 31, 1996	—	—	5,365,361	537	1,025,663
Net loss for the year	—	—	—	—	—
Common stock issued via private placement	—	—	1,442,666	144	1,081,855

Balance, December 31, 1997	—	—	6,808,027	681	2,107,518
Net loss for the year	—	—	—	—	—
Amortization of stock-based compensation	—	—	—	—	52,778
Common stock issued via private placement	—	—	1,416,667	142	1,062,358
Common stock issued for services	—	—	788,889	79	591,588
Common stock repurchased and cancelled	—	—	(836,792)	(84)	(96,916)

Balance, December 31, 1998	—	—	8,176,791	818	3,717,326
Net loss for the year	—	—	—	—	—
Deferred compensation—stock options	—	—	—	—	9,946
Amortization of stock-based compensation	—	—	—	—	—
Common stock issued for services	—	—	—	—	3,168,832
Common stock issued via private placement	—	—	346,667	34	259,966

Balance, December 31, 1999	—	—	8,523,458	852	7,156,070
Net loss for the year	—	—	—	—	—
Amortization of stock-based compensation	—	—	—	—	—
Common stock issued	—	—	4,560,237	455	250,889
Other	—	—	—	—	432
Preferred shares issued	3,485,299	348	—	—	5,986,302
Preferred stock issued for services	750,000	75	—	—	1,124,925

Balance, December 31, 2000	4,235,299	$423	13,083,695	$1,307	$14,518,618

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A development stage company)

CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Unamortized Deferred Stock-Based Compensation	Deficit Accumulated during the Development Stage	Total Stockholders' Equity
Balance at inception, June 5, 1996	$—	$—	$—
Issuance of founder shares	—	(404,005)	(403,213)
Common stock issued	—	—	408
Common stock issued via private placement	—	—	1,025,000

Balance, December 31, 1996	—	(404,005)	622,195
Net loss for the year	—	(894,505)	(894,505)
Common stock issued via private placement	—	—	1,081,999

Balance, December 31, 1997	—	(1,298,510)	809,689
Net loss for the year	—	(1,484,438)	(1,484,438)
Amortization of stock-based compensation	—	—	52,778
Common stock issued via private placement	—	—	1,062,500
Common stock issued for services	—	—	591,667
Common stock repurchased and cancelled	—	—	(97,000)

Balance, December 31, 1998	—	(2,782,948)	935,196
Net loss for the year	—	(4,195,263)	(4,195,263)
Deferred compensation—stock options	(9,946)	—	—
Amortization of stock-based compensation	3,262	—	3,262
Common stock issued for services	—	—	3,168,832
Common stock issued via private placement	—	—	260,000

Balance, December 31, 1999	(6,684)	(6,978,211)	172,027
Net loss for the year	—	(2,616,261)	(2,616,261)
Amortization of stock-based compensation	4,197	—	4,197
Common stock issued	—	—	251,344
Other	—	—	432
Preferred shares issued	—	—	5,986,650
Preferred stock issued for services	—	—	1,125,000

Balance, December 31, 2000	$(2,487)	$(9,594,472)	$4,923,389

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A development stage company)

CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Preferred Shares	Preferred Stock, Par Value	Common Shares	Common Stock, Par Value	Additional Paid in Capital
Balance, December 31, 2000	4,235,299	$423	13,083,695	$1,307	$14,518,618
Net loss for the year	—	—	—	—	—
Deferred compensation—stock options	—	—	—	—	20,000
Amortization of stock-based compensation	—	—	—	—	—

Balance, December 31, 2001	4,235,299	423	13,083,695	1,307	14,538,618
Net loss for the year	—	—	—	—	—
Amortization of stock-based compensation	—	—	—	—	—

Balance, December 31, 2002	4,235,299	423	13,083,695	1,307	14,538,618
Net loss for the year	—	—	—	—	—
Conversion of preferred stock in connection with the merger	(4,235,299)	(423)	4,235,299	423	—
Common stock issued to former Synergy stockholders	—	—	4,329,927	432	6,494,458
Common stock issued in exchange for Webtronics common stock	—	—	1,503,173	150	(150)
Deferred compensation—stock options	—	—	—	—	9,313,953
Amortization of stock-based compensation	—	—	—	—	—
Private placement of common stock, net	—	—	2,776,666	278	3,803,096

Balance, December 31, 2003	—	—	25,928,760	2,590	34,149,975
Net loss for the year	—	—	—	—	—
Common stock issued via private placements, net	—	—	3,311,342	331	6,098,681
Warrant and stock-based compensation for services in connection with the merger	—	—	—	—	269,826
Common stock returned from former Synergy stockholders	—	—	(90,000)	(9)	(159,083)
Stock issued for patent rights	—	—	25,000	3	56,247
Common stock issued for services	—	—	44,000	7	70,833
Variable account for stock options	—	—	—	—	(816,865)
Amortization of stock-based compensation	—	—	—	—	—
Stock-based compensation	—	—	—	—	240,572

Balance, December 31, 2004	—	$—	29,219,102	$2,922	$39,910,186

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A development stage company)

CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Unamortized Deferred Stock-Based Compensation	Deficit Accumulated during the Development Stage	Total Stockholders' Equity
Balance, December 31, 2000	$(2,487)	$(9,594,472)	$4,923,389
Net loss for the year	—	(1,432,046)	(1,432,046)
Deferred compensation—stock options	(20,000)	—	—
Amortization of stock-based compensation	22,155	—	22,155

Balance, December 31, 2001	(332)	(11,026,518)	3,513,498
Net loss for the year	—	(1,684,965)	(1,684,965)
Amortization of stock-based compensation	332	—	332

Balance, December 31, 2002	—	(12,711,483)	1,828,865
Net loss for the year	—	(13,106,247)	(13,106,247)
Conversion of preferred stock in connection with the merger	—	—	—
Common stock issued to former Synergy stockholders	—	—	6,494,890
Common stock issued in exchange for Webtronics common stock	—	—	—
Deferred compensation—stock options	(9,313,953)	—	—
Amortization of stock-based compensation	3,833,946	—	3,833,946
Private placement of common stock, net	—	—	3,803,374

Balance, December 31, 2003	(5,480,007)	(25,817,730)	2,854,828
Net loss for the year	—	(7,543,467)	(7,543,467)
Common stock issued via private placements, net	—	—	6,099,012
Warrant and stock-based compensation for services in connection with the merger	—	—	269,826
Common stock returned from former Synergy stockholders	—	—	(159,092)
Stock issued for patent rights	—	—	56,250
Common stock issued for services	—	—	70,840
Variable account for stock options	—	—	(816,865)
Amortization of stock-based compensation	3,084,473	—	3,084,473
Stock-based compensation	93,000	—	333,572

Balance, December 31, 2004	$(2,302,534)	$(33,361,197)	$4,249,377

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A development stage company)

CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Series A Convertible Preferred Shares	Series A Convertible Preferred Stock, Par Value	Common Shares	Common Stock, Par Value	Additional Paid in Capital	Unamortized Deferred Stock-Based Compensation	Deficit Accumulated during the Development Stage	Total Stockholders' Equity
Balance, December 31, 2004	—	$—	29,219,102	$2,922	$39,910,186	$(2,302,534)	$(33,361,197)	$4,249,377
Net loss for the year	—	—	—	—	—	—	(11,779,457)	(11,779,457)
Deferred stock-based compensation—new grants	—	—	—	—	1,571,772	(1,571,772)	—	—
Amortization of stock-based compensation	—	—	—	—	—	2,290,843	—	2,290,843
Variable accounting for stock options	—	—	—	—	75,109	—	—	75,109
Common stock issued via private placement—March 2005	—	—	1,985,791	198	3,018,203	—	—	3,018,401
Common stock issued via private placement—August 2005	—	—	1,869,203	187	1,812,940	—	—	1,813,127
Finders fees and expenses	—	—	—	—	(176,249)	—	—	(176,249)
Exercise of common stock warrant	—	—	125,000	13	128,737	—	—	128,750
Common stock issued for services	—	—	34,000	3	47,177	—	—	47,180

Balance, December 31, 2005	—	—	33,233,096	3,323	46,387,875	(1,583,463)	(45,140,654)	(332,919)
Net loss for the year	—	—	—	—	—	—	(12,919,229)	(12,919,229)
Amortization of stock-based compensation	—	—	—	—	2,579,431	—	—	2,579,431
Reclassification of deferred unamortized stock-based compensation upon adoption of SFAS No. 123R	—	—	—	—	(1,583,463)	1,583,463	—	—
Common stock issued via private placement—February 2006	—	—	4,283,668	428	5,139,782	—	—	5,140,210
Common stock issued via private placement—April 2006	—	—	666,667	67	799,933	—	—	800,000
Finders fees and expenses	11,775	1	—	—	(1,051,717)	—	—	(1,051,716)
Waiver and lock-up agreement	—	—	740,065	74	579,622	—	—	579,696
Common stock issued for services	—	—	87,000	9	121,101	—	—	121,110
Exercise of common stock warrants	—	—	184,500	18	190,017	—	—	190,035
Series A convertible preferred stock issued via private placement	574,350	57	—	—	5,743,443	—	—	5,743,500
Detachable warrants	—	—	—	—	2,384,485	—	—	2,384,485
Beneficial conversion feature accreted as a dividend	—	—	—	—	—	—	(2,384,485)	(2,384,485)

Balance, December 31, 2006	586,125	$58	39,194,996	$3,919	$61,290,509	$—	$(60,444,368)	$850,118

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A development stage company)

CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Series A Convertible Preferred Shares	Series A Convertible Preferred Stock, Par Value	Series B Convertible Preferred Shares	Series B Convertible Preferred Stock, Par Value	Common Shares	Common Stock, Par Value	Additional Paid in Capital	Deficit Accumulated during the Development Stage	Total Stockholders' Equity
Balance, December 31, 2006	586,125	$58	—	$—	39,194,996	$3,919	$61,290,509	$(60,444,368)	$850,118
Net loss for the year	—	—	—	—	—	—	—	(7,887,265)	(7,887,265)
Stock-based compensation expense	—	—	—	—	—	—	591,561	—	591,561
Common stock issued for services	—	—	—	—	80,000	8	36,792	—	36,800
Series A convertible preferred stock, issued via private placement	28,000	4	—	—	—	—	279,997	—	280,001
Finders fees and expenses, Series A private placement	—	—	—	—	—	—	(36,400)	—	(36,400)
Conversion of Series A preferred stock to common stock	(395,450)	(40)	—	—	7,668,165	767	(727)	—	—
Beneficial conversion feature accreted as a dividend to Series A convertible preferred stock	—	—	—	—	—	—	2,504,475	(2,504,475)	—
Series B convertible preferred stock, issued via private placement	—	—	1,147,050	115	—	—	11,470,385	—	11,470,500
Finders fees and expenses, Series B private placement	—	—	—	—	—	—	(920,960)	—	(920,960)
Beneficial conversion feature accreted as a dividend to Series B convertible preferred stock	—	—	—	—	—	—	10,495,688	(10,495,688)	—
Change in fair value of Series B warrants from date of issuance to expiration of put option	—	—	—	—	—	—	(2,591,005)	—	(2,591,005)

Balance, December 31, 2007	218,675	22	1,147,050	115	46,943,161	4,694	83,120,315	(81,331,796)	1,793,350
Net loss for the year	—	—	—	—	—	—	—	(9,655,471)	(9,655,471)
Recapitalization of majority owned subsidiary via private placements of common stock	—	—	—	—	—	—	2,951,913	—	2,951,913
Minority interest in equity of subsidiary acquired	—	—	—	—	—	—	(42,824)	—	(42,824)
Stock-based compensation expense	—	—	—	—	—	—	589,063	—	589,063
Proceeds from issuance of 11% Notes attributable to detachable warrants	—	—	—	—	—	—	181,732	—	181,732
Conversion of Series A preferred stock to common stock	(120,675)	(12)	—	—	2,413,500	241	(229)	—	—
Conversion of Series B preferred stock to common stock	—	—	(10,000)	(1)	200,000	20	(19)	—	—

Balance, December 31, 2008	98,000	$10	1,137,050	$114	49,556,661	$4,955	$86,799,951	$(90,987,267)	$(4,182,237)

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A development stage company)

CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Series A Convertible Preferred Shares	Series A Convertible Preferred Stock	Series B Convertible Preferred Shares	Series B Convertible Preferred Stock	Common Shares	Common Stock Par Value	Additional Paid in Capital	Deficit Accumulated during the Development Stage	Non- Controlling Interest	Total Stockholders' Equity (Deficit)
Balance, December 31, 2008	98,000	$10	1,137,050	$114	49,556,661	4,955	$86,799,951	$(90,987,267)	$—	$(4,182,237)
Cumulative effect of adoption of ASC Topic 815	—	—	—	—	—	—	(181,732)	(1,903,900)	—	(2,085,632)
Net Loss	—	—	—	—	—	—	—	(15,073,021)	(3,282,393)	(18,355,414)
Stock based compensation expense	—	—	—	—	—	—	1,119,856	—	—	1,119,856
Conversion of Series A preferred stock to common stock	(35,000)	(4)	—	—	894,445	89	(85)	—	—	—
Conversion of Series B preferred stock to common stock	—	—	(122,884)	(12)	2,963,236	296	(284)	—	—	—
Private placements of common stock of majority owned subsidiary	—	—	—	—	—	—	15,970,100	—	—	15,970,100
Fees and expenses associated with private placements of majority owned subsidiary	—	—	—	—	—	—	(260,002)	—	—	(260,002)
Preferred Stock dividend attributable to reset of conversion price in conjunction with waiver of liquidation preference	—	—	—	—	—	—	1,815,592	(1,815,592)	—	—
Cashless Conversion of Warrants to Common Stock	—	—	—	—	193,769	19	(19)	—	—	—

Balance December 31, 2009	63,000	$6	1,014,166	$102	53,608,111	$5,359	$105,263,377	$(109,779,780)	$(3,282,393)	$(7,793,329)
Net Loss	—	—	—	—	—	—	—	(25,793,488)	(7,854,264)	(33,647,752)
Stock based compensation expense	—	—	—	—	—	—	854,651	—	—	854,651
Conversion of Series A preferred stock to common stock	(55,000)	(5)	—	—	1,527,777	153	(148)	—	—	—
Conversion of Series B preferred stock to common stock	—	—	(1,014,166)	(102)	28,171,278	2,817	(2,715)	—	—	—
Common shares in exchange for modification of convertible notes	—	—	—	—	265,770	27	100,169	—	—	100,196
Extinguishment on debt	—	—	—	—	—	—	2,809,531	—	—	2,809,531
Cashless conversion of Warrants to common stock upon extinguishment of convertible notes	—	—	—	—	72,355,769	7,236	(7,236)	—	—	—
Warrants exchanged	—	—	—	—	1,505,699	151	(151)	—	—	—
Direct offering of common stock of controlled subsidiary	—	—	—	—	—	—	7,179,000	—	—	7,179,000
Warrants issued in connection with controlled subsidiary registered direct offering reclassified to derivative liability—net	—	—	—	—	—	—	(3,784,743)	—	—	(3,784,743)
Fees and expenses associated with direct offering of controlled subsidiary	—	—	—	—	—	—	(468,130)	—	—	(468,130)
Reclassification of derivative liability to equity upon termination of price protection	—	—	—	—	—	—	27,511,730	—	—	27,511,730
Common stock issued as settlement for director's fees	—	—	—	—	75,000	8	41,117	—	—	41,125

Balance December 31, 2010	8,000	$1	—	$—	157,509,404	$15,751	$139,496,452	$(135,573,268)	$(11,136,657)	$(7,197,721)
Net Loss	—	—	—	—	—	—	—	(6,793,045)	(8,521,084)	(15,314,129)
Stock based compensation expense	—	—	—	—	—	—	424,168	—	—	424,168
Common stock issued for services	—	—	—	—	850,000	85	532,915	—	—	533,000
Value of common stock issued by controlled subsidiary for consulting services provided	—	—	—	—	—	—	341,295	—	—	341,295
Placement of common stock of controlled subsidiary	—	—	—	—	—	—	34,369,064	—	—	34,369,064
Fees and expenses associated with direct offering of controlled subsidiary	—	—	—	—	—	—	(2,148,384)	—	—	(2,148,384)
Warrant exercise	—	—	—	—	106,667	11	53,323	—	—	53,334
Warrants issued in connection with controlled subsidiary registered direct offering reclassified to derivative liability—net	—	—	—	—	—	—	(5,094,186)	—	—	(5,094,186)
Exercise of warrants-controlled subsidiary	—	—	—	—	—	—	415,309	—	—	415,309
Common stocks issued for settlement of directors' fee	—	—	—	—	50,000	5	41,245	—	—	41,250
Sale of option to purchase shares of controlled subsidiary	—	—	—	—	—	—	100,000	—	—	100,000

Balance December 31, 2011	8,000	$1	—	$—	158,516,071	$15,852	$168,531,201	$(142,366,313)	$(19,657,741)	$6,523,000

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

				Period from June 5, 1996 (Inception) to December 31, 2011
	Year ended December 31,
	2011	2010	2009
Cash Flows From Operating Activities:
Net loss	$(15,314,129)	$(33,647,752)	$(18,355,414)	$(142,919,914)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,623	5,268	5,983	111,458
Stock-based compensation expense	1,223,463	854,651	1,119,856	20,932,839
Purchased in-process research and development	—	—	—	6,841,053
Purchase discount accreted as interest income on U.S. Treasury bills	—	—	—	(26,950)
Interest expense on notes payables	—	322,705	436,693	759,400
Stock-based liquidated damages	—	—	—	579,696
Change in fair value of derivative instruments—warrants	(5,257,031)	15,344,578	9,413,744	16,910,285
Loss on debt extinguishment	—	2,099,892	—	2,099,892
Net liabilities assumed in excess of assets acquired	—	—	—	(282,752)
Changes in operating assets and liabilities:
Prepaid expenses	48,375	292,227	(1,001,874)	(721,028)
Security deposit	—	—	(9,624)	(87,740)
Accounts payable and accrued expenses	(2,360,907)	3,300,058	(1,016,336)	4,694,128
Tax credit receivable	403,262	(781,127)	—	(377,865)

Total Adjustments	(5,939,215)	21,438,252	8,948,442	51,432,416
Net Cash Used in Operating Activities	(21,253,344)	(12,209,500)	(9,406,972)	(91,487,498)
Cash Flows From Investing Activities:
Short-term investments—purchased	—	—	—	(5,921,825)
Short-term investments—liquidated	—	—	—	5,948,775
Additions to property and equipment	—	—	—	(117,233)

Net Cash Provided by (Used in) Investing Activities	—	—	—	(90,283)

Cash Flows From Financing Activities:
Issuance of common and preferred stock	—	—	—	48,719,673
Issuance of common stock of controlled subsidiary	34,369,064	7,179,000	15,970,100	60,543,162
Selling Agent fees and expenses-combined	(2,148,384)	(468,130)	(260,002)	(5,930,684)
Proceeds from sale of 11% Notes		—	603,163	603,163
Proceed from exercise of warrants of controlled subsidiary	415,309	—	—	415,309
Exercise of common stock warrants	53,334	—	—	372,119
Proceeds from sale of option	100,000	—	—	100,000

Net Cash Provided by Financing Activities	32,789,323	6,710,870	16,313,261	104,822,742
Net (decrease) increase in cash and cash equivalents	11,535,979	(5,498,630)	6,906,289	13,244,961
Cash and cash equivalents at beginning of period	1,708,982	7,207,612	301,323	—

Cash and cash equivalents at end of period	$13,244,961	$1,708,982	$7,207,612	$13,244,961

Supplementary disclosure of cash flow information:
Cash paid for taxes	$46,930	$56,525	$59,704	$324,884
Supplementary disclosure of non-cash investing and financing activities:
Series A Preferred stock beneficial conversion feature accreted as a dividend	—	—	—	(4,888,960)
Series B Preferred stock beneficial conversion feature accreted as a dividend	—	—	—	(10,495,688)
Series A Preferred stock conversion rate change accreted as a dividend	—	—	(136,889)	(136,889)
Series B Preferred stock conversion rate change accreted as a dividend	—	—	(1,678,703)	(1,678,703)
Director's fees settled for shares of common stock	41,250	41,125	—	82,375
Common stock issued to extend notes payable	$—	$100,196	$—	$100,196
Value of warrants classified as derivative liability-net	$(5,094,186)	$27,511,730	$(2,085,632)	$20,331,912
Shares issued for consulting services recorded as prepaid and amortized over the service period	$533,000	$—	$—	$533,000

The accompanying notes are an integral part of these consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Business overview

        Callisto Pharmaceuticals, Inc. (which may be referred to as "Callisto", "the Company") is a development stage biopharmaceutical company focused primarily on the development of drugs to treat gastrointestinal ("GI") disorders and diseases and was incorporated under the laws of the State of Delaware on June 5, 1996 (inception). Since inception, Callisto's efforts have been principally devoted to research and development, securing and protecting patents and raising capital. Callisto operates as a holding company through two controlled subsidiary companies: Synergy Pharmaceuticals, Inc. ("Synergy") (41% owned) and Callisto Research Labs, LLC (100% owned). Synergy owns one inactive subsidiary, IgX, Ltd (Ireland).

        All drug candidates, currently plecanatide and SP-333 to treat GI disorders and diseases, are being developed exclusively by Synergy. Use of the terms "the Company" in connection with the GI drug candidates discussed herein refer to research and development activities and plans of Synergy.

        Synergy's lead drug candidates are as follows:

          (1)   Plecanatide, a guanylyl cyclase C ("GC-C") receptor agonist, to treat GI disorders, primarily chronic constipation ("CC") and constipation-predominant irritable bowel syndrome ("IBS-C").

          (2)   SP-333, a second generation GC-C receptor agonist, SP-333, now in pre-clinical development to treat gastrointestinal inflammatory diseases.

        From inception through December 31, 2011, Callisto has sustained cumulative net losses attributable to common stockholders of $142,366,313. Callisto's losses have resulted primarily from expenditures incurred in connection with research and development activities, application and filing for regulatory approval of proposed products, stock-based compensation expense, patent filing and maintenance expenses, purchase of in-process research and development, outside accounting and legal services and regulatory, scientific and financial consulting fees, as well as deemed dividends attributable to the beneficial conversion rights of convertible preferred stock at issuance. From inception through December 31, 2011, Callisto has not generated any revenue from operations. The Company expects to incur additional losses to perform further research and development activities and does not currently have any commercial biopharmaceutical products, and does not expect to have such for several years, if at all.

        Callisto's product development efforts are thus in their early stages and Callisto cannot make estimates of the costs or the time they will take to complete. The risk of not completing of any program is high because of the many uncertainties involved in bringing new drugs to market including the long duration of clinical testing, the specific performance of proposed products under stringent clinical trial protocols, the extended regulatory approval and review cycles, the nature and timing of costs and competing technologies being developed by organizations with significantly greater resources.

2. Basis of presentation and going concern

        These consolidated financial statements include (1) Synergy (including Synergy's wholly-owned subsidiaries, Synergy-DE, Synergy Advanced Pharmaceuticals, Inc. and IgX, Ltd (Ireland—inactive)) and (2) Callisto Research Labs, LLC ("LLC"—inactive). Callisto owned 41% of Synergy which, together with common executive officers and certain directors, is deemed a controlling interest. The net assets and losses attributable to the Synergy shares not owned by Callisto have been reported as

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of presentation and going concern (Continued)

"non-controlling interest" on the Company's balance sheet and statement of operations. These consolidated financial statements have been prepared following the requirements of the Securities and Exchange Commission ("SEC") and United States generally accepted accounting principles ("GAAP"). All intercompany balances and transactions have been eliminated.

        As of December 31, 2011, Callisto had an accumulated deficit during development stage of $142,366,313. Callisto expects to incur significant and increasing operating losses for the next several years as Callisto expands its research and development, continues clinical trials of plecanatide for the treatment of GI disorders, acquires or licenses technologies, advances other product candidates into clinical development, seeks regulatory approval and, if FDA approval is received, commercializes products. Because of the numerous risks and uncertainties associated with product development efforts, Callisto is unable to predict the extent of any future losses or when Callisto will become profitable, if at all.

        Net cash used in operating activities was $21,253,344, $12,209,500, and $9,406,972 for the twelve months ended December 31, 2011, 2010 and 2009, respectively, and $91,487,498 for the period from June 5, 1996 (inception) to December 31, 2011. As of December 31, 2011 and 2010, Callisto had $13,244,961 and $1,708,982, respectively, of cash and cash equivalents.

        During the twelve months ended December 31, 2011, 2010 and 2009, Callisto incurred net losses from operations of $20,928,591, $16,931,731, and $8,529,985 respectively and $125,276,409 for the period June 5, 1996 (inception) to December 31, 2011. To date, Callisto's sources of cash have been primarily limited to sale of equity securities. Net cash provided by financing activities for the twelve months ended December 31, 2011, 2010 and 2009 was $32,789,323, $6,710,870 and $16,313,261 respectively, and $104,822,742 for the period June 5, 1996 (inception) to December 31, 2011. As of December 31, 2011, Callisto had a working capital of $9,754,600, compared with a working capital deficit of $3,806,899 as of December 31, 2010.

        Worldwide economic conditions and the equity and credit markets have significantly deteriorated and may remain depressed for the foreseeable future. These developments will make it more difficult for us to obtain additional equity or credit financing, when needed. Callisto has accordingly taken steps to conserve our cash which include extending payment terms to our vendors and suppliers as well as management and staff salary cuts and deferrals. These actions may not be sufficient to allow the Company time to raise additional capital.

        These consolidated financial statements have been prepared under the assumption that Callisto will continue as a going concern for the next twelve months. Callisto's ability to continue as a going concern is dependent upon its ability to obtain additional equity or debt financing, attain further operating efficiencies and, ultimately, to generate revenue. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

        Callisto will be required to raise additional capital within the next year to complete the development and commercialization of current product candidates and to continue to fund operations at the current cash expenditure levels. Callisto cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that Callisto raises additional funds by issuing equity securities, Callisto's stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact Callisto's ability to conduct business. If Callisto

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of presentation and going concern (Continued)

is unable to raise additional capital when required or on acceptable terms, Callisto may have to (i) significantly delay, scale back or discontinue the development and/or commercialization of one or more product candidates; (ii) seek collaborators for product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available; or (iii) relinquish or otherwise dispose of rights to technologies, product candidates or products that Callisto would otherwise seek to develop or commercialize ourselves on unfavorable terms.

3. Summary of significant accounting policies and new accounting pronouncements

Use of Estimates

        The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Changes in estimates and assumptions are reflected in reported results in the period in which they become known. Actual results could differ from those estimates.

Cash and Cash Equivalents

        Cash and cash equivalents consist of checking accounts and short-term money market funds as of December 31, 2011 and 2010 on deposit with U.S. commercial banks, which at any point in time, may exceed federally insured limits. The Company considers all highly liquid securities purchased with an original maturity of three months or less, which includes our money market funds, to be cash equivalents. The carrying amount of cash equivalents approximates fair value. The amount of cash equivalents included in cash and cash equivalents was approximately $13.0 million and $0 at December 31, 2011 and 2010, respectively.

Derivative Instruments

        The Company's derivative liabilities are related to warrants issued in connection with financing transactions and are therefore not designated as hedging instruments. All derivatives are recorded on the Company's balance sheet at fair value in accordance with current accounting guidelines for such complex financial instruments. Changes in fair value are recorded in the Company's statement of operations.

Fair Value of Financial Instruments

        In accordance with Accounting Standards Codification ("ASC") Subtopic 820-10, the Company measures certain assets and liabilities at fair value on a recurring basis using the three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The three tiers include:

  •
  Level 1, defined as observable inputs such as quoted prices for identical assets in active markets;

  •
  Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Summary of significant accounting policies and new accounting pronouncements (Continued)

  •
  Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring management to develop its own assumptions based on best estimates of what market participants would use in pricing an asset or liability at the reporting date.

        Financial instruments consist of cash and cash equivalents, accounts payable and derivative instruments. These financial instruments are stated at their respective historical carrying amounts, which approximate fair value due to their short term nature, except derivative instruments which are marked to market at the end of each reporting period.

Warrants

        Callisto has issued common stock warrants in connection with the execution of certain equity financings and as such these warrants are not designated as hedging instruments. Such warrants are classified as derivative liabilities under the provisions of FASB ASC 815 Derivatives and Hedging ("ASC 815") and are recorded at their fair market value as of each reporting period. Changes in fair value of derivative liabilities are recorded in the consolidated statement of operations.

        The fair value of warrants is determined using the Black-Scholes option-pricing model using assumptions regarding volatility of our common share price, remaining life of the warrant, and risk-free interest rates at each period end and Callisto classified such warrants as Level 3 instruments per ASC 820. At December 31, 2011 and 2010, the fair value of such warrants was $3,325,114 and $3,487,959, respectively, which Callisto classified as a long term derivative liability on its balance sheet. As of December 31, 2011 and 2010, the Company did not hold any Level 1 or Level 2 securities.

Property, equipment and depreciation

        Expenditures for additions, renewals and improvements are capitalized at cost. Depreciation is generally computed on a straight-line method based on the estimated useful lives of the related assets. The estimated useful lives of the major classes of depreciable assets are 2 to 5 years for equipment and furniture and fixtures. Expenditures for repairs and maintenance are charged to operations as incurred. Synergy periodically evaluates whether current events or circumstances indicate that the carrying value of its depreciable assets may not be recoverable.

Income Taxes

        Income taxes have been determined using the asset and liability approach of accounting for income taxes. Under this approach, deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. Deferred taxes result from differences between the financial statement and tax bases of the Company's assets and liabilities and are adjusted for changes in tax rates and tax laws when changes are enacted. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. The assessment of whether or not a valuation allowance is required often requires significant judgment.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Summary of significant accounting policies and new accounting pronouncements (Continued)

Contingencies

        In the normal course of business, Callisto is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations, stockholder lawsuits, product and environmental liability, and tax matters. In accordance with FASB ASC Topic 450, Accounting for Contingencies, ("ASC Topic 450"), Callisto records accruals for such loss contingencies when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. Callisto, in accordance with this guidance, does not recognize gain contingencies until realized. For a discussion of contingencies, see Note 6, Commitments and Contingencies below.

Business Concentrations and Credit Risks

        All of Callisto's cash and cash equivalents as of December 31, 2011 and 2010 are on deposit with commercial financial institution. Deposits at any point in time may exceed federally insured limits.

Research and Development

        Research and development costs include expenditures for an in-house research and development laboratory, salaries and staff costs, application and filing for regulatory approval of proposed products, purchased in-process research and development, regulatory and scientific consulting fees, as well as contract services, including clinical trial and related clinical manufacturing expenses; and other outside expenses patient costs, drug formulation and tableting, data collection, monitoring, clinical trial insurance and FDA consultants. These costs are generally expensed as incurred.

        In accordance with FASB ASC Topic 730-10-55, Research and Development, Callisto recorded prepaid research and development for nonrefundable advance payments for goods or services that will be used or rendered for future research and development activities pursuant to executory contractual arrangements as current assets on the Company's balance sheet totaling $577,745 and $683,182 as of December 31, 2011 and 2010, respectively. Callisto expenses these advance payments when goods or services are delivered.

Stock-Based Compensation

        Callisto relies heavily on incentive compensation in the form of stock options to recruit, retain and motivate directors, executive officers, employees and consultants. Incentive compensation in the form of stock options and restricted stock units is designed to provide long-term incentives, develop and maintain an ownership stake and conserve cash during our development stage. Since inception through December 31, 2011 stock-based compensation expense has totaled $20,932,839.

        ASC Topic 718 "Compensation—Stock Compensation" ("ASC 718) requires companies to measure the cost of employee services received in exchange for the award of equity instruments based on the estimated fair value of the award at the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award.

        Upon adoption of ASC Topic 718, the Company selected the Black-Scholes option pricing model as the most appropriate model for determining the estimated fair value for stock-based awards. Use of this valuation model requires management to make certain assumptions with respect to selected model

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Summary of significant accounting policies and new accounting pronouncements (Continued)

inputs. Expected volatility and option term were based on the historical volatility of similar public entities. The risk-free interest rate is based on observed interest rate appropriate for the expected term of our employee stock options. Forfeitures are estimated, based on our historical experience, at the time of grant.

Loss Per Share

        Basic and diluted net loss per share is presented in conformity with ASC Topic 260, Earnings per Share, ("ASC Topic 260") for all periods presented. In accordance with this guidance, basic and diluted net loss per common share was determined by dividing net loss applicable to common stockholders by the weighted-average common shares outstanding during the period. Diluted weighted-average shares are the same as basic weighted-average shares because shares issuable pursuant to the exercise of stock options would have been antidilutive.

Recent Accounting Pronouncements

        In May 2011, FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 amends Topic 820 to provide common fair value measurement and disclosure requirements in U.S. Generally Accepted Accounting Principles ("U.S. GAAP") and International Financial Reporting Standards. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements, as well as providing guidance on how fair value should be applied where its use is already required or permitted by other standards within U.S. GAAP. ASU No. 2011-04 is to be applied prospectively, and early adoption is not permitted. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of ASU No. 2011-04 is not expected to have a material impact on our results of operations or our financial position.

        In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income ("ASU 2011-05") which is intended to facilitate the convergence of U.S. GAAP and International Financial Reporting Standards ("IFRS") as well as to increase the transparency of items reported in other comprehensive income. As a result of ASU 2011-05, all nonowner changes in stockholders' equity are required to be presented in a single continuous statement of comprehensive income or in two separate but consecutive statements. The option to present other comprehensive income in the statement of changes in equity has been eliminated. ASU 2011-05 is effective for fiscal years beginning after December 15, 2011 and should be applied retrospectively. The Company expects to adopt this standard beginning in 2012. As ASU 2011-05 impacts presentation only, it will have no effect on the Company's consolidated financial statements.

        In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities." ASU 2011-11 provides for additional disclosures of both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Summary of significant accounting policies and new accounting pronouncements (Continued)

The amendments in this Update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, and disclosures required by these amendments should be provided retrospectively for all comparative periods presented.

        In December 2011, the FASB issued ASU 2011-12, "Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." ASU 2011-12 defers the specific requirement to present items that are reclassified from accumulated other comprehensive income to net income separately with their respective components of net income and other comprehensive income. ASU 2011-12 did not defer the requirement to report comprehensive income either in a single continuous statement or in two separate but consecutive financial statements. The amendments are effective at the same time as the amendments in ASU 2011-05.

4. Merger and consolidation

        In March 2002, Callisto Pharmaceuticals, Inc. ("Old Callisto"), a non-public company, purchased 99.7% of the outstanding common shares of Webtronics, Inc., ("Webtronics") a public company for $400,000. Webtronics was incorporated in Florida on February 2, 2001 and had limited operations during the twelve months ended December 31, 2002. The purchase price of Webtronics was treated as a cost of becoming a public company, however because there was no capital raised at the time, the amount was charged to general and administrative expense during the twelve months ended December 31, 2002.

        On April 30, 2003, pursuant to an Agreement and Plan of Merger dated March 10, 2003, as amended April 4, 2003, Synergy Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Synergy Pharmaceuticals Inc. ("Synergy") and Callisto Acquisition Corp., a wholly-owned subsidiary of Webtronics merged into Old Callisto (collectively, the "Merger"). As a result of the Merger, Old Callisto and Synergy became wholly-owned subsidiaries of Webtronics. In connection with the Merger Webtronics issued 17,318,994 shares of its common stock in exchange for outstanding Old Callisto common stock and an additional 4,395,684 shares in exchange for outstanding Synergy common stock. Subsequently, 171,818 shares of common stock issued to former Synergy stockholders were returned to Callisto under the terms of certain indemnification agreements. The Merger was accounted for as a recapitalization of Old Callisto by an exchange of Webtronics common stock for the net assets of Old Callisto consisting primarily of cash and fixed assets. Old Callisto then changed its name to Callisto Research Labs, LLC and Webtronics changed its name to Callisto Pharmaceuticals, Inc. ("Callisto") and changed its state of incorporation from Florida to Delaware. Callisto remained the continuing legal entity and registrant for Securities and Exchange Commission reporting purposes.

        The merged companies are considered to be in the development stage. No revenues have been realized since inception and all activities have been concentrated in research and development of biopharmaceutical products not yet approved by the Food and Drug Administration. The fair value of the net shares issued to former Synergy stockholders in the Merger totaled $6,335,799. The fair value per share of $1.50, used to determine this amount, was the value per share Callisto sold common stock in a private placement. The total consideration was allocated in full to the Synergy research and development projects which had not yet reached technological feasibility and having no alternative use

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Merger and consolidation (Continued)

was charged to purchased in-process research and development expense during the year ended December 31, 2003.

        On July 14, 2008, we entered into an Exchange Agreement dated July 11, 2008 ("Exchange Agreement"), as amended and effective on July 14, 2008, with Pawfect Foods, Inc. ("Pawfect"), Synergy-DE and other holders of Synergy-DE common stock. According to the terms of the Exchange Agreement, Pawfect acquired 100% of the common stock of Synergy-DE, from us and the other holders of Synergy-DE, in exchange for 45,464,760 shares of Pawfect's common stock representing approximately 70% of Pawfect's outstanding common stock (the "Exchange Transaction"). We received 44,590,000 of the 45,464,760 shares of Pawfect's common stock exchanged for our ownership of Synergy-DE, representing 68% of Pawfect's outstanding common stock. The remaining 874,760 shares of Pawfect common stock exchanged for ownership of Synergy-DE were issued to certain executive officers of Synergy-DE who received their shares pursuant to a Repurchase Agreement with Synergy-DE dated July 3, 2008 and assumed by Pawfect. In connection with the Exchange Transaction Pawfect received $3,025,000 less transaction costs of $73,087, yielding net proceeds of $2,951,913 from two private placements, which we have recorded as an increase in additional paid-in capital.

        Pawfect was a development stage company selling pet food products utilizing the internet, with immaterial operations at the date of the Exchange Agreement. On July 14, 2008, Pawfect discontinued its pet food business to focus all resources on continuing the development of drugs to treat GI disorders and diseases acquired in connection with the Exchange Agreement. On July 21, 2008 Pawfect, amended its articles of incorporation, in the state of Florida, to effect the actions necessary to complete the transactions contemplated by the Exchange Agreement and changed its name to Synergy Pharmaceuticals, Inc. Synergy is now traded on the NASDAQ Capital Market under the symbol SGYP.

        On February 14, 2012, Synergy Pharmaceuticals, Inc. entered into an agreement and plan of merger (the "Agreement") with its wholly-owned subsidiary, Synergy Pharmaceuticals Inc., a Delaware corporation ("Synergy-DE") for the purpose of changing the state of incorporation of the Company to Delaware from Florida. Pursuant to the Agreement, Synergy merged with and into Synergy-DE with Synergy-DE continuing as the surviving corporation. The directors and officers of Synergy, upon the effective date of the merger, shall be the directors and officers of Synergy-DE, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of Synergy-DE. The effective date of the merger shall be the date on which the Certificate of Merger is filed with the Secretary of State of Delaware and the Secretary of State of Florida. The Certificate of Merger was filed with the Secretary of State of Florida on February 15, 2012 and with the Secretary of State of Delaware of February 16, 2012.

        Since July 8, 2010, Callisto has owned less than 50% of Synergy. According to ASC Topic 320, consolidation is required if investors owns over 50% of stock or otherwise controls the corporation. As of December 31, 2011, Callisto owns approximately 41% of Synergy however management believes Callisto controls Synergy by reason of common executive officers and certain directors and therefore Synergy is consolidated with Callisto.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Derivative Financial Instruments

        Effective January 1, 2009, the Company adopted provisions of ASC Topic 815-40, "Derivatives and Hedging: Contracts in Entity's Own Equity" ("ASC Topic 815-40"). ASC Topic 815-40 clarifies the determination of whether an instrument issued by an entity (or an embedded feature in the instrument) is indexed to an entity's own stock, which would qualify as a scope exception under ASC Topic 815-10.

Callisto Derivative Instruments

        Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, certain warrants (the "New Warrants") issued in connection with the issuance of the 11% Notes must upon adoption be treated as derivative liabilities in the Company's statement of financial position. Prior to the adoption of ASC Topic 815-40, the Company accounted for the Warrants as components of stockholders' equity.

        Consistent with ASC Topic 815's requirements, the Company recognized the cumulative effect of the change in accounting principle to reduce the opening balance of the deficit accumulated during the development stage for the year ended December 31, 2009. The cumulative effect adjustment of $1,903,900 represents the difference between the amounts recognized in the statement financial position before initial application of ASC Topic 815 on January 1, 2009 and the initial fair value of the Warrants. Additionally, the initial relative fair value of the Warrants, aggregating $181,732, which were initially recorded as additional paid-in capital upon issuance, was reclassified to derivative instrument liability upon adoption of Topic 815. The total amount so reclassified to derivative instrument liability upon issuance of $2,085,632 was determined based on the estimated fair value of the New Warrants using a Black-Scholes option pricing model.

        Prospectively, the New Warrants have been re-measured at each balance sheet date based on estimated fair value, and any resultant changes in fair value is recorded as non-cash valuation adjustments in Callisto's statement of operations. Callisto estimates the fair value of the New Warrants using the Black-Scholes option pricing model in order to determine the associated derivative instrument liability described above.

        On June 30, 2010, the price protection provision included in the New Warrants, which required derivative liability accounting, expired. As a result of the expiration of this provision, Callisto measured the fair value of the outstanding warrants through June 30, 2010, recognizing any changes in fair value of the derivative in earnings and then reclassified the derivative instrument liability into stockholders' equity.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Derivative Financial Instruments (Continued)

        The assumptions used for the year ended December 31, 2011 and December 31, 2010 valuation are noted in the following table:

	For the year ended December, 2011		For the year ended December, 2010
Expected Warrant term		(*)	7.55 to 8 years
Risk-free interest rate		(*)	2.7% to 3.39%
Expected volatility		(*)	100% to 200%
Dividend yield		(*)	0%

(*)
During the year ended and as of December 31, 2011 Callisto had no warrants outstanding which required liability accounting treatment in accordance with ASC Topic 815-40.

Expected volatility is based on historical volatility of the Company's common stock. The New Warrants have a transferability provision and based on guidance provided in ASC Topic 718 for options issued with such a provision, we used the full contractual term as the expected term of the New Warrants. The risk free rate is based on the U.S. Treasury security rates consistent with the expected term of the New Warrants.

        The following table sets forth the components of changes in the Company's long term derivative financial instruments liability balance for the periods indicated:

Date	Description	New Warrants	Derivative Instrument Liability
12/31/2008	Initial relative fair value of New Warrants, upon issuance	23,216,230	$181,732
01/01/2009	Cumulative effect adjustment upon adoption of ASC Topic 815		$1,903,900

01/01/2009	Fair value of New Warrants upon adoption of ASC Topic 815	23,216,230	$2,085,632
03/31/2009	Change in fair value of warrants outstanding on December 31, 2008 during the quarter ended March 31, 2009		$(232,505)
01/31/2009	Fair value of New Warrants issued during the quarter ended March 31, 2009, on date of issuance	5,633,726	$562,270
03/31/2009	Change in fair value of New Warrants issued during the quarter ended March 31, 2009		$(112,662)

03/31/2009	Balance of derivative financial instruments March 31, 2009	28,849,956	$2,302,735
06/30/2009	Change in fair value of warrants outstanding on March 31, 2009, during the quarter ended June 30, 2009		$5,712,513
06/17/2009	Fair value of New Warrants issued during the quarter ended June 30, 2009, on date of issuance	40,236,218	$4,365,620

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Derivative Financial Instruments (Continued)

Date	Description	New Warrants	Derivative Instrument Liability
06/30/2009	Change in fair value of New Warrants issued during the quarter ended June 30, 2009		$6,812,325

06/30/2009	Balance of derivative financial instruments June 30, 2009	69,086,174	$19,193,193
09/30/2009	Change in fair value of New Warrants outstanding on June 30, 2009 during the quarter ended September 30, 2009		$5,735,936

09/30/2009	Balance of derivative financial instruments September 30, 2009	69,086,174	$24,929,129
12/31/2009	Exercise of warrants	(202,638)	—
12/31/2009	Change in fair value of New Warrants outstanding on September 30, 2009, during the quarter ended December 31, 2009		$(13,058,760)

12/31/2009	Balance of derivative financial instruments December 31, 2009	68,883,536	$11,870,369
3/31/2010	Change in fair value of New Warrants outstanding on December 31, 2009, during the quarter ended March 31, 2010		17,062,145

3/31/2010	Balance of derivative financial instruments March 31, 2010	68,883,536	$28,932,514
6/30/2010	Change in fair value of New Warrants outstanding during the quarter ended June 30, 2010		(1,420,784)
6/30/2010	Reclassification of derivative liability to stockholder's equity upon expiration of supplemental condition (price protection)		(27,511,730)

12/30/2010	Warrants exchanged for common stock upon conversion of Notes	(68,883,536)

12/31/2010 and 12/31/2011	Balance of derivative financial instruments December 31, 2010 and 2011	—	$—

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Derivative Financial Instruments (Continued)

Fair Value Measurements

        The unrealized losses on the derivative liabilities are recorded as a change in derivative liabilities in the Company's statement of operations. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. At each reporting period, the Company performs a detailed analysis of the assets and liabilities that are subject to ASC Topic 820. At each reporting period, all assets and liabilities for which the fair value measurement is based on significant unobservable inputs or instruments which trade infrequently and therefore have little or no price transparency were classified as Level 3. As of December 31, 2011 and December 31, 2010 Callisto had no financial instruments or related derivative liabilities requiring fair value measurements.

Synergy Derivative Financial Instruments

        Effective January 1, 2009, Synergy adopted provisions of ASC Topic 815-40, "Derivatives and Hedging: Contracts in Entity's Own Equity" ("ASC Topic 815-40"). ASC Topic 815-40 clarifies the determination of whether an instrument issued by an entity (or an embedded feature in the instrument) is indexed to an entity's own stock, which would qualify as a scope exception under ASC Topic 815-10.

        Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, Synergy has determined that certain warrants issued in connection with sale of our common stock in the year ended December 31, 2011 and December 31, 2010 must be classified as derivative instruments. In accordance with ASC Topic 815-40, these warrants are also being re-measured at each balance sheet date based on estimated fair value, and any resultant changes in fair value is being recorded in the Company's statement of operations. The Company estimates the fair value of certain warrants using the Black-Scholes option pricing model in order to determine the associated derivative instrument liability and change in fair value described above. The range of assumptions used to determine the fair value of the warrants at each period end during the twelve months ended December 31, 2011 and December 31, 2010 were:

	Twelve months ended December 31, 2011	Twelve months ended December 31, 2010
Estimated fair value of stock	$3.50 - $9.04	$5.00 - $7.40
Expected warrant term	4 - 7 years	5 years
Risk-free interest rate	0.36% - 2.22%	1.20 - 2%
Expected volatility	70% - 90%	90%
Dividend yield	0%	0%

        Estimated fair value of stock is the closing market price of the Company's common stock on the date of warrant issuance and end of each reporting period the derivative instruments are marked to market. Expected volatility is based on historical volatility of Synergy's common stock. The warrants have a transferability provision and based on guidance provided in SAB 107 for instruments issued with such a provision, Synergy used the full contractual term as the expected term of the warrants. The risk free rate is based on the U.S. Treasury security rates for maturities consistent with the expected remaining term of the warrants. Expected volatility is based on historical volatility of the Company's common stock.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Derivative Financial Instruments (Continued)

        Certain of Synergy's warrants issued during the twelve months ended December 31, 2011 contained a price protection clause which variable exercise price required the Company to use a binomial model to determine fair value. The range of assumptions used to determine the fair value of the warrants at each period end during the twelve months ended December 31, 2011 was as follows:

Twelve months ended December 31, 2011
Estimated fair value of stock	$2.71 - $5.02
Expected warrant term	5 - 7years
Risk-free interest rate	0.90% - 2.64%
Expected volatility	70% - 90%
Dividend yield	0%

        In the Binomial model, the assumption for estimated fair value of the stock is based on a Black-Scholes based apportionment of the unit price paid for the shares and warrants issued in Synergy's most recent registered direct offerings, which resulting stock prices were deemed to be arms-length negotiated prices. Expected volatility is based on historical volatility of Synergy's common stock. The warrants have a transferability provision and based on guidance provided in SAB 107 for instruments issued with such a provision, Synergy used the full contractual term as the expected term of the warrants. The risk free rate is based on the U.S. Treasury security rates for maturities consistent with the expected remaining term of the warrants.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Derivative Financial Instruments (Continued)

        The following table sets forth the components of changes in the Synergy's derivative financial instruments liability balance for the periods indicated:

Date	Description	Warrants(1)	Derivative Instrument Liability
12/31/2009	Balance of derivative financial instruments liability	—	$—

6/30/2010	Fair value of new warrants issued during the quarter	324,000	$1,045,214
9/30/2010	Fair value of new warrants issued during the quarter	51,851	$163,905
9/30/2010	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	$(110,937)

9/30/2010	Balance of derivative financial instruments liability	375,851	$1,098,182
12/31/2010	Fair value of new warrants issued during the quarter	352,618	$2,575,624
12/31/2010	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	$(185,847)

12/31/2010	Balance of derivative financial instruments liability	728,469	$3,487,959
3/31/2011	Fair value of new warrants issued during the quarter	210,000	$1,312,673
3/31/2011	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	$338,715

3/31/2011	Balance of derivative financial instruments liability	938,469	$5,139,347
6/30/2011	Fair value of new warrants issued during the quarter	611,207	$2,607,827
6/30/2011	Exercise of warrants during the quarter	(80,000)	$(486,328)
6/30/2011	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	$697,660

6/30/2011	Balance of derivative financial instruments liability	1,469,676	$7,958,506
9/30/2011	Fair value of new warrants issued during the quarter	40,458	$285,128
9/30/2011	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	$(4,382,796)

9/30/2011	Balance of derivative financial instruments liability	1,510,134	$3,860,838
12/31/2011	Fair value of new warrants issued during the quarter	1,810,294	$3,082,203
12/31/2011	Reclass of derivative liability to equity during the quarter	(1,055,268)	$(1,707,317)
12/31/2011	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	$(1,910,610)

12/31/2011	Balance of derivative financial instruments liability	2,265,160	$3,325,114

(1)
Number of warrants outstanding represented above reflect a retroactive effect of a Synergy one for two (1:2) reverse stock split effective on November 30, 2011.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Derivative Financial Instruments (Continued)

Fair Value Measurements

        The following table presents the Company's liabilities that are measured and recognized at fair value on a recurring basis classified under the appropriate level of the fair value hierarchy as of December 31, 2011 and December 31, 2010:

Description	Quoted Prices in Active Markets For Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs(Level 3)	Balance as of December 31,2011
Derivative liabilities related to Warrants	$—	$—	$3,325,114	$3,325,114

Description	Quoted Prices in Active Markets For Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs(Level 3)	Balance as of December 31,2011
Derivative liabilities related to Warrants	$—	$—	$3,487,959	$3,487,959

        The following table sets forth a summary of changes in the fair value of the Company's Level 3 liabilities for the twelve months ended December 31, 2011 and December 31, 2010:

Description	December 31, 2009	Fair Value of warrants upon issuance	Unrealized (gains) or losses	December 31, 2010
Derivative liabilities related to Warrants	—	$3,784,743	$(296,784)	$3,487,959

Description	December 31, 2010	Fair value of warrants exercised and reclassified to additional paid in capital	Fair Value of warrants upon issuance	Unrealized (gains) or losses	December 31, 2011
Derivative liabilities related to Warrants	$3,487,959	$(2,193,645)	$7,287,831	$(5,257,031)	$3,325,114

        The unrealized gains or losses on the derivative liabilities are recorded as a change in fair value of derivative liabilities in the Company's statement of operations. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. At each reporting period, the Company reviews the assets and liabilities that are subject to ASC Topic 815-40. At each reporting period, all assets and liabilities for which the fair value measurement is based on significant unobservable inputs or instruments which trade infrequently and therefore have little or no price transparency are classified as Level 3.

6. Stockholders' deficit

        On February 28, 2011 and March 8, 2011 Callisto entered into consulting agreements with two financial advisors who agreed to receive an aggregate of 850,000 shares of Callisto common stock, with

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

a fair value of $533,000, as full compensation for their services, which has been recorded as prepaid expense and $308,000 has been amortized over the term of the agreements for the nine months ended September 30, 2011.

        On February 19, 2011 a Callisto warrant holder exercised his warrant to purchase 106,667 shares of Callisto common stock at an exercise price of $0.50 per share yielding gross proceeds of $53,334.

        On March 4, 2011, Synergy closed a registered direct offering with a non-U.S. investor which raised gross proceeds of $1,800,000. Synergy issued to the investor 300,000 shares of its Synergy common stock and warrants to purchase 210,000 shares of Synergy common stock. The purchase price paid by the investor was $6.00 for each unit. The warrants expire after seven years and are exercisable at $6.20 per share. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" Synergy has determined that the warrants issued in connection with this Financing transaction must be recorded as derivative liabilities upon issuance and marked to market on a quarterly basis.

        From May 2 to May 23, 2011, Synergy entered into securities purchase agreements with certain investors to raise gross proceeds of $2,499,999 in a registered direct offering. Synergy issued to the investors 416,667 shares of its Synergy common stock and warrants to purchase 416,667 shares of Synergy common stock. The purchase price paid by the investors was $6.00 for each unit. The warrants expire after seven years, are exercisable at $4.25 per share and the exercise price is protected, in the event of subsequent equity sales at a lower price, for a period of two years from issuance. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" Synergy has determined that the warrants issued in connection with this Financing transaction must be recorded as derivative liabilities upon issuance and marked to market on a quarterly basis. These liabilities in the amount of $725,000 were reclassed on December 19, 2011 to additional paid in capital.

        On June 3, 2011, a Synergy warrant holder exercised his warrants and purchased a total of 80,000 shares of Synergy common stock. Synergy raised gross proceeds of $415,309 as a result of the warrant exercise. The purchase price paid by the warrant holder was $5.00 for 49,383 shares and $5.50 for 30,617 shares. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, Synergy had determined that the warrants exercised in connection with this transaction were derivative liabilities when issued and the Company had been marking this liability to market at the end of each reporting period. Upon the exercise of these warrants the fair value of the related derivative liability totaling $486,328 was reclassified to Additional Paid in Capital.

        From June 3 to June 15, 2011, Synergy entered into securities purchase agreements with certain investors to raise gross proceeds of $1,161,243 in a private placement. Synergy issued to the investors 193,541 shares of Synergy common stock and warrants to purchase 193,541 shares of Synergy common stock. The purchase price paid by the investors was $6.00 for each unit. The warrants expire after seven years and are exercisable at $6.50 per share. In connection with this transaction Synergy entered into a registration rights agreement with each of the investors pursuant to which Synergy agreed to register the shares of Synergy common stock and shares of Synergy common stock underlying the warrants in a resale registration statement to be filed within 45 days after the final closing of the private placement.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

        Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, Synergy had determined that the warrants issued in connection with this private placement must be recorded as derivative liabilities upon issuance and marked to market on a quarterly basis. On December 19, 2011Synergy filed a registration statement on Form S-3 covering the 193,541shares of Synergy common stock and the 193,541 shares of Synergy common stock issuable upon exercise of the above warrants. This registration removed the condition which required these warrants to be treated as derivative liabilities. Accordingly, the fair value of these warrants of $315,901 on December 19, 2011 was reclassed from liability to additional paid in capital to equity.

        On July 11, 2011, Synergy entered into a securities purchase agreement with an investor to raise gross proceeds of $242,750 in a private placement. Synergy issued to the investor 40,458 shares of Synergy common stock and warrants to purchase 40,458 shares of Synergy common stock. The purchase price paid by the investors was $6.00 for each unit. The warrants expire after seven years and are exercisable at $6.50 per share. In connection with this transaction Synergy entered into a registration rights agreement with the investor pursuant to which Synergy agreed to register the shares of Synergy common stock and shares of Synergy common stock underlying the warrants in a resale registration statement to be filed within 45 days after the final closing of the private placement. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, Synergy has determined that the warrants issued in connection with this private placement must be recorded as derivative liabilities upon issuance and marked to market on a quarterly basis. On December 19, 2011 Synergy filed a registration statement on Form S-3 covering the 40,458 shares of Synergy common stock and the 40,458 shares of Synergy common stock issuable upon exercise of the above warrants. This registration removed the condition which required these warrants to be treated as derivative liabilities. Accordingly, the derivative liability associated with these warrants of $73,931 was reclassed from liability to additional paid in capital.

        On July 28, 2011, Synergy entered into a securities purchase agreement with certain investors to raise gross proceeds of $2,336,472 in a registered direct offering. Synergy issued to the investors 333,782 shares of Synergy common stock. The purchase price paid by the investors was $7.00 for each share of Synergy common stock and there were no warrants issued in connection with this transaction. On December 7, 2011 Synergy issued to these investors an additional 215,981 shares of Synergy common stock which make whole brought the purchase price per share paid by these investors to $4.25 per share.

        On October 4, 2011, Synergy entered into a securities purchase agreement with certain investors for the sale of 552,647 units in a registered direct offering, with each unit consisting of one share of Synergy common stock and one warrant to purchase 0.5 shares of Synergy common stock. Our gross proceeds from the sale of the units were $2,348,723. The purchase price paid by the investors was $4.25 per unit. The warrants expire after five years and are exercisable at $5.50 per share. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" Synergy has determined that the warrants issued in connection with this Financing transaction must be recorded as derivative liabilities upon issuance and marked to market on a quarterly basis.

        The October 4, 2011 transaction pricing resulted in the exercise price of the 416,667 warrants issued during May 2011 (the "May Warrants") to be reduced to $4.25 per share of Synergy common

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

stock. No other outstanding Synergy warrants or common stock were affected by this subsequent equity sale at a lower price. The "price protection" rights attributable to the May Warrants remain in effect until the Company's listing on NASDAQ, December 1, 2011. This exercise price reduction from $6.50 per share to $4.25 per share decreased the prospective exercise proceeds attributable to the May Warrants by $937,500.

        On October 19, 2011, Synergy entered into securities purchase agreements with various investors for the sale of 136,912 units in a registered direct offering, with each unit consisting of one share of Synergy common stock and one warrant to purchase 0.5 shares of Synergy common stock. The gross proceeds from the sale of the Units were $581,876. The purchase price paid by the investors was $4.25 per Unit. The Warrants expire after five years and are exercisable at $5.50 per share. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" Synergy has determined that the warrants issued in connection with this Financing transaction must be recorded as derivative liabilities upon issuance and marked to market on a quarterly basis.

        On October 28, 2011, Synergy entered into securities purchase agreements with various investors for the sale of 117,647 units in a registered direct offering, with each unit consisting of one share of Synergy common stock and one warrant to purchase 0.5 shares of Synergy common stock. The gross proceeds to us from the sale of the Units were $500,000. The purchase price paid by the investors was $4.25 per Unit. The Warrants expire after five years and are exercisable at $5.50 per share. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" Synergy has determined that the warrants issued in connection with this Financing transaction must be recorded as derivative liabilities upon issuance due to price protection features and marked to market on a quarterly basis.

        The October warrants relating to the 2011 fundraising in the amount of $593,296 were reclassed from liabilities to additional paid in capital upon listing of the NASDAQ.

        On November 14, 2011, Synergy entered into a securities purchase agreement with certain accredited investors for the sale of 1,328,941 units in a private placement, with each unit consisting of one share of Synergy common stock and one warrant to purchase one share of Synergy common stock. The gross proceeds from the sale of the Units were $5,648,000. The purchase price paid by the investors was $4.25 per Unit. The Warrants expire after five years and are exercisable at $5.50 per share. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" Synergy has determined that the investor warrants issued in connection with this Financing transaction must be recorded as derivative liabilities upon issuance and marked to market on a quarterly basis.

        On December 1, 2011, Synergy entered into an underwriting agreement for the public offering and sale of 1,875,000 units, consisting of two shares of Synergy common stock and one warrant to purchase one share of Synergy common stock. On December 6, 2011 Synergy closed the offering at a price of $8.00 per unit, resulting in gross proceeds to the Company of $15,000,000. Each warrant has an exercise price of $5.50 per share and will expire five years from the date of issuance. Synergy also granted the Underwriters, under the terms of the Underwriting Agreement, an option to purchase up to an additional 281,250 units to cover over-allotments. On December 15, 2011 the over-allotment option was exercised for additional gross proceeds of $2,250,000. Based upon the Company's analysis of the criteria

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

contained in ASC Topic 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" Synergy has determined that warrants issued in connection with this Financing transaction were not derivative liabilities.

        On December 6, 2011, in connection with this underwritten financing, Synergy issued a total of 112,500 common stock purchase options to the underwriters and several principals of the firm. The Options expire three years from issuance and have an exercise price of $5.00 per share. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" Synergy has determined that the warrants issued in connection with this Financing transaction were not derivative liabilities.

        For the twelve months ended December 31, 2011, Synergy paid $2,148,383 in selling agent fees and legal expenses related to the above financing transactions and issued 9,025 warrants to a selling agent which expire after seven years and are exercisable at $6.50 per share, and 77,750 units consisting of one share of Synergy common stock and one warrant to purchase one share of Synergy common stock, which expire in five years, and are exercisable at $5.50 per share. Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, Synergy has determined that 8,025 warrants issued to selling agents were equity instruments upon issuance and 78,750 warrants must be recorded as derivative liabilities upon issuance and marked to market on a quarterly basis.

        During the twelve months ended December 31, 2011 Synergy issued a total of 79,000 shares of Synergy common stock in payment for legal, consulting and scientific advisory services rendered. The fair value of these shares totaled $341,295 which amount has been reflected in our statement of operations for the year ended December 31, 2011.

        On October 29, 2010, Callisto entered into a Note and Warrant Exchange Agreement with the holders of its Secured Promissory Notes due April 30, 2011 (the "Notes"), which were issued in December 2008 along with the related Callisto common stock purchase warrants exercisable for 68,883,536 shares of common stock (the "Warrants"), pursuant to which such holders exchanged the Notes plus accrued interest and the Warrants for an aggregate 72,355,770 shares of Callisto common stock.

        The carrying value of the Notes extinguished, including accrued but unpaid interest, was $709,639. In accordance with ASC Topic 405-20 Callisto calculated the difference between (i) the fair value of the Warrants received plus the carrying value of Notes extinguished and (ii) the fair value of the common stock issued to the note and warrant holders. This resulted in a loss of $2,099,892 on extinguishment of the debt, which was recorded in the statement of operations.

        On June 30, 2010, the price protection provision included in the New Warrants expired. As a result, we measured the fair value of the outstanding warrants as of June 30, 2010, recognized any changes in value in earnings and then reclassified the derivative instrument liability into stockholder's equity.

        On March 22, 2010, Callisto reached an agreement with more than the requisite holders of 70% of the outstanding $603,163 principal amount of 11% Secured Promissory Notes due April 15, 2010 (the "Notes") to extend the due date of the Notes to April 30, 2011. In exchange for the amendment, the Company agreed to issue to the note holders 15% of the amount of principal and interest due on the Notes as of March 31, 2010 payable in shares of common stock, or 265,770 shares of common stock.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

This modification of debt was considered "substantially different" and was accounted for as a modification of debt. The carrying value of the notes payable before modification in the amount of $647,606 was extinguished and the fair value of the new debt in the amount $671,103 was recorded. The difference between the carrying value and the fair value in the amount of $23,497 was recorded as interest expense. The fair value of the shares totaled $100,196 which cost was recorded as a loss on extinguishment during the three months ended March 31, 2010 and included in interest and other expense in the statement of operations.

        On December 30, 2008, Callisto entered into a securities purchase and exchange agreement ("Purchase Agreement") with several investors, each of whom were holders of record as of November 4, 2008 of outstanding warrants to purchase shares of the Company's common stock, exercisable at $0.50 or $0.70 per share until August 2, 2010 ("Series B Warrants"). The Series B Warrants were issued in connection with the private placement of the Company's Series B Preferred Shares on August 2, 2007. During the period from December 30, 2008 to June 17, 2009, pursuant to the Purchase Agreement, Callisto issued $603,163 principal amount of 11% Secured Notes due April 15, 2010 ("11% Notes"). Interest on the 11% Notes is due at maturity and repayment of the 11% Notes is secured by a pledge of up to 2,292,265 shares of the common stock of Synergy owned by Callisto. Pursuant to the Purchase Agreement, Callisto issued 69,086,174 common stock purchase warrants ("New Warrants") in exchange for the surrender and cancellation of 26,938,800 outstanding Series B Warrants. The New Warrants have an exercise price, subject to certain anti-dilution adjustments, of $0.02 per share and are exercisable at any time on or prior to December 31, 2016. In connection with the issuance of $349,880 of the $603,163 11% Notes in June 2009, Callisto entered into an additional security agreement granting all of the holders of the 11% Notes a security interest in the Atiprimod technology acquired by the Company in December 2008.

        The proceeds from the issuance of these instruments were allocated to the 11% Notes and the New Warrants based upon the relative fair values of the 11% Notes and the New Warrants. The New Warrants had a fair value of $6,781,471 upon issuance, measured utilizing the Black Scholes fair value methodology using assumptions ranging from 7.5 to 8 years for expected term, volatility of 150% to 200%, no dividends and risk free interest rates ranging from 1.76% to 3.33%. This resulted in a debt discount of $552,728 apportioned to the New Warrants which was being accreted to the 11% Notes as interest expense over the life of the 11% Notes.

        On June 30, 2010, Synergy entered into securities purchase agreements to sell securities to non-U.S. investors and raised gross proceeds of approximately $2,754,000 in a registered direct offering. Synergy sold 324,000 units at $8.50 per share to investors. Each unit consists of one share of Synergy's common stock and one warrant to purchase one additional share of Synergy's common stock. The warrants expire after five years and are exercisable at $9.00 per share. The offering was made pursuant to a shelf registration statement on Form S-3 (the base prospectus effective December 10, 2009), as supplemented by a prospectus supplement filed with the Securities and Exchange Commission on June 23, 2010. As of June 30, 2010, Synergy had received proceeds of $255,000, less legal fees of $25,000 associated with this offering. The remaining $2,499,000 was held in escrow and received by Synergy on July 2 and July 8, 2010. In July 2010, the Company paid an aggregate $261,630 to selling agents in connection with this placement. In accordance with ASC 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" the warrants have been classified as a derivative liability.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

        On August 16, 2010, Synergy entered into a securities purchase agreement with an accredited investor to sell securities and raise gross proceeds of $400,000 in a private placement. The Company sold 49,383 units to the investor with each unit consisting of one share of the Synergy common stock and one warrant to purchase one additional share of Synergy's common stock. Synergy paid a fee of $33,000 to a non-US selling agent and $7,500 in legal expenses on this placement. The purchase price paid by the investor was $8.10 for each unit. The warrants expire after five years and are exercisable at $8.50 per share. In accordance with ASC 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" the warrants have been classified as a derivative liability.

        On October 1, 2010, Synergy entered into a securities purchase agreement with an investor and raised gross proceeds of $2,500,000 in a registered direct offering. The Company paid a fee of $50,000 to a non-U.S. selling agent. Synergy sold to the investor 500,000 shares of Synergy common stock and warrants to purchase 200,000 shares of Synergy common stock. The Synergy common stock and warrants were sold in units consisting of one share of Synergy's common stock and two-fifths of a warrant to purchase a share of Synergy's common stock. The purchase price paid by the investor was $5.00 for each unit. The warrants expire after five years and each whole warrant has an exercise price of $5.50 per share. In accordance with ASC 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" the warrants have been classified as a derivative liability.

        On October 18, 2010 Synergy entered into a securities purchase agreement with certain investors and raised gross proceeds of $1,525,000 in a registered direct offering. Synergy paid a fee of $91,000 to a non-U.S. selling agent. Synergy sold 305,000 shares of its common stock and warrants to purchase 122,000 shares of Synergy common stock. The common stock and warrants were sold in units consisting of one share of Synergy common stock and two-fifths of a warrant to purchase a share of Synergy common stock. The purchase price paid by the investors was $5.00 for each unit. The warrants expire after five years and each whole warrant has an exercise price of $5.50 per share. In accordance with ASC 815-40, "Derivatives and Hedging—Contracts in Entity's Own Equity" the warrants have been classified as a derivative liability.

        The October 1, 2010 and October 18, 2010 Synergy offerings were made pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-163316, the base prospectus effective December 10, 2009), as supplemented by prospectus supplements filed with the Securities and Exchange Commission on October 1, 2010 and October 18, 2010.

        During the twelve months ended December 31, 2009 Synergy sold 11,407,213 shares of unregistered common stock at $1.40 per share to private investors, pursuant to a Securities Purchase Agreement, for aggregate proceeds of $15,970,100. There were no warrants issued in connection with these transactions. Synergy incurred $260,002 in fees to selling agents and legal services in connection with certain of these transactions. Pursuant to the Securities Purchase Agreement the investors agreed to be subject to a lock-up until August 15, 2010 and Synergy agreed to price protection for the investors in the event of subsequent sales of equity securities as defined, until February 15, 2011. In accordance with the guidance contained in ASC Topic 815-40, the Company has determined that the price protection provisions are embedded derivatives that require bifurcation and recognition at fair value in the company's financial statements.

        On September 16, 2009, the Company amended the Series A and Series B Convertible Preferred Stock to eliminate the liquidation preference and decrease the conversion price of the Series A and B

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

Convertible Preferred Stock to $0.36 per share from $0.50 per share. The closing price of the Company's common stock on September 16, 2009 was $0.20 per share. This modification resulted in the prospective issuance of an additional 684,444 and 8,393,513 of Callisto common stock in the event of the conversion of the remaining Series A and B Preferred Stock, respectively. The additional shares of Callisto common stock, valued at the share price on the date of the modification, have been accounted for as a dividend on the Series A and B Convertible Preferred Stock totaling $136,889 and $1,678,703, respectively, during the twelve months ended December 31, 2009.

        During the twelve months ended December 31, 2010, 55,000 shares of Series A Convertible Preferred Stock were converted to 1,527,777 shares of common stock and 1,014,166 shares of Series B Convertible Preferred Stock were converted to 28,171,278 shares of common stock. There was no preferred stock conversions during the twelve months ended December 31, 2011.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

        The following table summarizes the financial impact of the 11% Notes payable and the related interest expense for the period from December 30, 2008 through December 31, 2010:

	11% Notes Payable	Interest expense
11% Notes issued on December 30, 2008	$201,908	$—
Apportionment of net proceeds to New Warrants recorded as additional paid in capital (11% Note discount)	(181,732)

11% Notes balance at December 31, 2008	20,176	—
11% Notes issued during the three months ended March 31, 2009	51,375
Accretion of 11% Note discount to interest expense	34,800	34,800
11% nominal interest expense	6,685	6,685

11% Notes balance March 31, 2009	$113,036	$41,485
11% Notes issued during the three months ended June 30, 2009	349,880
Apportionment of net proceeds to New Warrants recorded as additional paid in capital (11% Note discount)	(370,996)
Accretion of 11% Note discount to interest expense	65,215	65,215
11% nominal interest expense	8,317	8,317

11% Notes Balance June 30, 2009	$165,452	$115,017
Accretion of 11% Note discount to interest expense	144,116	144,116
11% nominal interest expense	16,723	16,723

11% Notes Balance September 30, 2009	$326,291	$275,854
Accretion of 11% Note discount to interest expense	144,116	144,116
11% nominal interest expense	16,723	16,723

11% Notes Balance December 31, 2009	$487,130	$436,693

Accretion of 11% Note discount to interest expense	144,116	144,116
11% nominal interest expense quarter ended March 31, 2010	16,360	16,360
Loss on extinguishment	23,497	23,497
Common shares issued in exchange for modification of notes payable	—	100,196

11% Notes balance March 31, 2010	$671,103	$284,169
11% nominal interest expense quarter ended June 30, 2010	16,542	16,542

11% Notes balance June 30, 2010	$687,645	$300,711
11% nominal interest expense quarter ended September 30, 2010	16,723	16,723

11% Notes balance September 30, 2010	$704,368	$317,434
11% nominal interest expense through October 29th, 2010	5,271	5,271
Extinguishment on Notes payable on October 29th, 2010	(709,639)	—

11% Notes balance December 31, 2010	$—	$322,705

        On July 14, 2008, Callisto entered into an Exchange Agreement dated July 11, 2008 ("Exchange Agreement"), as amended and effective on July 14, 2008, with Pawfect Foods, Inc. ("Pawfect"), Synergy Pharmaceuticals, Inc. ("Synergy-DE"), a majority-owned subsidiary of Callisto, and other holders of

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

Synergy-DE common stock according to the terms of the Exchange Agreement, Pawfect acquired 100% of the common stock of Synergy-DE, from Callisto and the other holders of Synergy-DE, in exchange for 22,732,380 shares of Pawfect's common stock representing approximately 70% of Pawfect's outstanding common stock (the "Exchange Transaction"). Callisto received 22,295,000 of the 22,732,380 shares of Pawfect's common stock exchanged for its ownership of Synergy-DE, and Callisto is now the holder of 68% of Pawfect's outstanding common stock. The remaining 437,380 shares of Pawfect common stock exchanged for ownership of Synergy-DE were issued to certain executive officers of Synergy-DE who received their shares pursuant to a Repurchase Agreement with Synergy-DE dated July 3, 2008 and assumed by Pawfect. The fair value of each of the 437,380 shares was estimated on the grant date to be $1.20, which was based on the price paid by stockholders participating in Synergy's July 14, 2008 private placement. Stock based compensation expense of $524,856 related to these shares is being amortized over the vesting period of 2 years. In connection with the Exchange Transaction Pawfect received $3,025,000 less transaction costs of $73,087, yielding net proceeds of $2,951,913 from two private placements, which the Company has recorded as an increase in additional paid-in capital.

        On April 7, 2008, Callisto received notice from the staff of the American Stock Exchange ("AMEX") of its intent to strike Callisto's common stock from the AMEX by filing a delisting application with the SEC for failure to regain compliance with Sections 1003(a)(i) and 1003(a)(ii) of the Company Guide and falling out of compliance with Section 1003(a)(iii) of the Company Guide with stockholders' equity of less than $6,000,000 and losses from continuing operations and/or net losses in four of our five most recent fiscal years. On July 14, 2008, Callisto's common stock was delisted from the AMEX and currently trades on the Over The Counter Bulletin Board under the Symbol CLSP.OB.

        On January 31, 2008, the Board of Directors approved a reassignment, as well as, a decrease in the exercise price, of the 1,323,822 warrants, previously assigned from Trilogy Capital Partners LLC to two unaffiliated entities, from $1.03 per share to $0.70 per share. The decrease in the exercise price was effective immediately and the reassignment will be effective at management's discretion. Callisto has determined that the price modifications was compensatory in accordance with ASC 718 and the associated stock-based compensation expense of $45,086 was recorded during the year ended December 31, 2008.

        On September 27, 2007, Callisto filed a Certificate of Amendment to its Certificate of Incorporation increasing its authorized number of shares of common stock from 150,000,000 to 225,000,000. The Certificate of Amendment was approved by Callisto's stockholders at its annual meeting on September 26, 2007. On March 2, 2007, at a Special Meeting of Stockholders of the Corporation, the stockholders voted to amend the Callisto's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $.0001 per share, from 100,000,000 shares to 150,000,000 shares.

        During August 2007, Callisto closed a private placement of 1,147,050 shares of Series B Preferred Stock and 22,941,000 Warrants to certain Investors for aggregate gross proceeds of $11,470,500 pursuant to a Securities Purchase Agreement dated as of August 2, 2007. Each share of Series B Preferred Stock was immediately convertible into that number of shares of common stock determined by dividing the stated value of $10.00 of such share of Series B Preferred Stock by $0.50, at the option of the holder, at any time and from time to time. The Warrants are immediately exercisable at $0.70 per share at any time within three years from the date of issuance. In connection with this transaction,

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

Callisto paid aggregate fees and expenses of $920,960 and issued warrants to purchase 2,518,900 shares of common stock exercisable at $0.50 per share at any time within three years from the date of issuance and 2,518,900 shares of common stock exercisable at $0.70 per share at any time within four years from the date of issuance to certain selling agents. The fair value of the selling agent warrants on the date of grant was $1,839,962 using Black Scholes assumptions of 60% volatility, a risk free interest rate of 4.57% to 4.31%, no dividend, an expected life of 4 years and a stock price on the dates of grant ranging from $0.66 to $0.68 per share. This fair value was accounted for as a cost of capital.

        During the twelve months ended December 31, 2008, 10,000 shares of Series B Convertible Preferred Stock were converted to 200,000 shares of common stock at a conversion price of $0.50 per share. There were no conversions of the Series B Convertible Preferred Stock during the twelve months ended December 31, 2007.

        Other than pursuant to certain issuances, for the twelve month period beginning on the effective date of the Registration Statement registering the resale of the shares of Common Stock underlying the Warrants by the Holder, if the Company at any time while the Warrants are outstanding, shall sell or grant any option to acquire shares of Common Stock, at an effective price lower than the then exercise price then, the exercise price shall be reduced to such lower price.

        Subsequent to closing, $8,480,000 of the net proceeds were placed into escrow at the request of RAB Special Situations (Master) Fund Limited and Absolute Octane Master Fund Limited (collectively, the "Lead Investors"), each of which invested $5,000,000 in the private placement. Pursuant to a Put Option Agreement, the Lead Investors had the right until October 30, 2007 to require redemption by the Company of all of the Series B Convertible Preferred Stock and 85% of the Warrants purchased by them only upon the occurrence of any of the following events:

            (i)  The Company shall have not received the approval of its common stockholders of the issuance of shares of Common Stock issuable upon the conversion of the Series B Convertible Preferred Stock or the exercise of the Warrants (the "Underlying Shares") by 5:00 pm New York time on September 30, 2007. Such approval was obtained at a meeting of stockholders held on September 26, 2007.

or

           (ii)  The American Stock Exchange shall not have approved the Listing of Additional Securities application filed by the Company relating to the Underlying Shares by 5:00 pm New York time on September 30, 2007 (for a reason other than the Lead Investors failing to timely provide American Stock Exchange with information reasonably requested by Amex Listing Qualification as part of their review of the application); The American Stock Exchange approved the Company's Listing of Additional Securities on September 26, 2007.

or

          (iii)  The American Stock Exchange or the Company delists the Common Stock on or before 5:00 pm New York time on September 30, 2007. As of September 30, 2007 Callisto stock continued to be listed on the American Stock Exchange.

        Having satisfied these conditions of the Put Option the escrow was released on October 1, 2007. The Investors also are parties to a Registration Rights Agreement, dated as of August 2, 2007 pursuant

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

to which the Company agreed to file, within 45 days of closing, a registration statement covering the resale of the shares of common stock underlying the Series B Preferred Stock and Warrants issued to the Investors. Failure to file a registration statement and maintain its effectiveness as agreed will result in the Company being required to pay liquidated damages equal to 1% per month of the aggregate purchase price paid by the Investors, not to exceed an aggregate of 18%. The Company filed a Form S-3 Registration Statement covering the sale of the common shares underlying the conversion of the Series B Preferred Stock and the Warrants on September 11, 2007 and this Form S-3 was declared effective by the SEC on September 27, 2007.

        Material terms of the Series B Preferred Stock are:

        Use of Proceeds.    At least 50% of the net proceeds from the sale of the Series B Preferred Stock to the Lead Investors shall be dedicated to the development and clinical trials of plecanatide and the remaining net proceeds shall be used for working capital purposes.

        Voting Rights.    The Series B Preferred Stock shall have no voting rights. However, so long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of the shares of the Series B Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the Certificate of Designation (whether by merger, consolidation or otherwise), (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to or otherwise pari passu with the Series B Preferred Stock, (c) amend its certificate of incorporation or other charter documents so as to affect adversely any rights of the holders, (d) increase the authorized number of shares of Series B Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

        Liquidation.    Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series B Preferred Stock an amount equal to the stated value of $10.00 per share, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon before any distribution or payment shall be made to the holders of any junior securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

        Conversions at Option of Holder.    Each share of Series B Preferred Stock shall be convertible into that number of shares of common stock determined by dividing the stated value of $10.00 of such share of Series B Preferred Stock by $0.50 (the "Conversion Price"), at the option of the holder, at any time and from time to time.

        Conversion at the Option of the Company.    Beginning August 2, 2008, provided certain conditions are satisfied, if the volume weighted average price of the Company's common stock equals $1.00 per share for the 20 consecutive trading days and the average daily volume of the common stock is at least 0.5% of the shares that are being converted, the Company shall have the right to convert any portion of the Series B Preferred Stock into shares of common stock at the then-effective Conversion Price.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

        Subsequent Equity Sales.    For the twelve (12) month period beginning on the effective date of the registration statement registering the resale of the shares of common stock underlying the Series B Preferred Stock by the holder, if the Company at any time while Series B Preferred Stock is outstanding, shall sell or grant any option to purchase or otherwise dispose of or issue any common stock or common stock equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Conversion Price (the "Base Conversion Price "), then, the Conversion Price shall be reduced to an amount equal to the Base Conversion Price.

        As per ASC Topic 480, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity", the Company determined the balance sheet classification of the Series B Preferred Stock to be equity given that the mandatory redemption option had expired as of September 30, 2007. The escrow was released on October 1, 2007 with no further claims or restrictions on the cash.

        As per ASC Topic 815, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, Company Stock ", Callisto has determined that the fair value of the Series B Warrants issued to the Lead Investors should be treated as a liability upon issuance and reclassified to permanent equity based on the fair value upon expiration of the Put Option. The change in fair value of the Series B Lead Investor warrant from the date of issuance through the expiration of the Put Option was recorded as other income totaling $2,591,005 during the three and nine months ended September 30, 2007. Callisto has determined that the warrants issued to other than Lead Investors should be treated as "permanent equity".

        As per ASC Topic 825 "Accounting for Registration Payment Arrangements", issued in December 2006, which specifies that contingent obligations under a registration payment arrangement should be separately recognized and measured in accordance with ASC Topic 450 "Accounting for Contingencies". Callisto has determined that no liability needed to be recorded because the Company filed a timely registration statement covering the sale of the common shares underlying the conversion of the Series B Preferred Stock and the Warrants on September 11, 2007.

        As per ASC Topic 470, "Debt" Callisto evaluated the Series B Preferred Stock transaction and accordingly found that there was an embedded beneficial conversion feature. The fair value of the detachable warrants on the date of grant was $6,677,513 using Black Scholes assumptions of 60% volatility, a risk free interest rate of 4.57% to 4.31%, no dividend, an expected life of 3 years and a stock price on that dates of grant ranging from $0.66 to $0.68 per share. The conversion rights of the Series B Preferred Stock contained an embedded beneficial conversion feature totaling $10,495,688 that was immediately accreted to the Series B Convertible Preferred Stock as a dividend because the preferred stock could be converted immediately upon issuance.

        From October 23, 2006 until January 10, 2007, Callisto placed 602,350 shares of Series A Convertible Preferred Stock and 8,031,333 warrants to certain investors for aggregate gross proceeds of $6,023,500. As of December 31, 2006 Callisto had closed on 574,350 shares of such Series A Convertible Preferred Stock for aggregate gross proceeds of $5,743,500. The final tranche of this financing closed January 10, 2007 when Callisto placed 28,000 shares of such Series A Convertible Preferred Stock for aggregate gross proceeds of $280,000. The shares of Series A Convertible Preferred Stock are convertible into shares of common stock at a conversion price of $0.75 per share. The investors also are parties to a Registration Rights Agreement, dated as of October 23, 2006 pursuant to

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

which Callisto agreed to file, within 60 days of closing, a registration statement with the SEC covering the resale of the shares of common stock underlying the Series A Convertible Preferred Stock and the warrants issued to the investors. The warrants are immediately exercisable at $0.75 per share, will expire five years from the date of issuance, and have certain anti-dilution rights for the twelve month period beginning on the effective date of the registration statement registering the shares of common stock underlying the warrants. Callisto (i) paid aggregate fees and expenses of $485,308 ($448,908 prior to December 31, 2006) in cash and (ii) issued an aggregate 11,775 shares of Series A Convertible Preferred Stock and 1,228,761 warrants to purchase common stock, to certain selling agents. The warrants are immediately exercisable at $0.75 per share, will expire five years after issuance and have the same anti-dilutive rights as the investor warrants. The fair value of the selling agent warrants on the date of grant was $640,481 using Black Scholes assumptions of 60% volatility, a risk free interest rate of 4.60%, no dividend, an expected life of 5 years and a stock price on the dates of grant of $0.88 per share. This fair value was accounted for as a cost of capital.

        The material terms of the Series A Preferred Stock consist of:

        Dividends.    Holders of the Series A Convertible Preferred Stock shall not be entitled to receive dividends except as and if declared at Callisto's sole election.

        Voting Rights.    Shares of the Series A Convertible Preferred Stock shall have no voting rights. However, so long as any shares of Series A Convertible Preferred Stock are outstanding, Callisto shall not, without the affirmative vote of a majority in interest of the shares of Series A Convertible Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Convertible Preferred Stock, (b) authorize or create any class of stock senior or equal to the Series A Convertible Preferred Stock, (c) amend its articles of incorporation or other charter documents, so as to affect adversely any rights of the holders of Series A Convertible Preferred Stock or (d) increase the authorized number of shares of Series A Convertible Preferred Stock.

        Liquidation.    Subject to the rights of the holders of the Series B Convertible Preferred Stock, upon any liquidation, dissolution or winding-up of Callisto, the holders of the Series A Convertible Preferred Stock shall be entitled to receive an amount equal to the Stated Value per share, which is $10 per share plus any accrued and unpaid dividends.

        Conversion Rights.    Each share of Series A Convertible Preferred Stock shall be convertible into that number of shares of common stock determined by dividing the Stated Value, currently $10 per share, by the conversion price, currently $0.36 per share. The conversion price is subject to adjustment for dilutive issuances.

        Automatic Conversion.    Beginning October 24, 2007, if the price of the common stock equals $1.50 per share for 20 consecutive trading days, and an average of 50,000 shares of common stock per day shall have been traded during the 20 trading days, Callisto shall have the right to deliver a notice to the holders of the Series A Convertible Preferred Stock, to convert any portion of the shares of Series A Convertible Preferred Stock into shares of Common Stock at the conversion price.

        As per ASC Topic 815, Callisto has determined that the warrants should be treated as "permanent equity".

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

        As per ASC Topic 825, which specifies that contingent obligations under a registration payment arrangement should be separately recognized and measured in accordance with FASB ASC Topic 450 "Accounting for Contingencies", Callisto has determined that no liability needed to be recorded. On January 12, 2007 Callisto filed a registration statement on Form S-3 registering the common stock issuable upon (i) the conversion of the all Series A Convertible Preferred Stock, (ii) the exercise of all related investor warrants and (iii) the exercise of all selling agent warrants. On February 15, 2007 Amendment No.1 to this registration statement was declared effective by the SEC.

        As per ASC Topic 470, Callisto evaluated the Series A Convertible Preferred Stock transaction and accordingly found that there was an embedded beneficial conversion feature. The fair value of the detachable warrants on the date of grant was $3,557,872 using Black Scholes assumptions of 60% volatility, a risk free interest rate of 4.57% to 4.84%, no dividend, an expected life of 5 years and a stock price on that dates of grant ranging from $0.88 to $0.75 per share. The conversion rights of the Series A Convertible Preferred Stock issued during the twelve months ended December 31, 2006 contained a beneficial conversion feature totaling $2,384,485. This beneficial conversion feature was immediately accreted to the Series A Convertible Preferred Stock as a dividend because the preferred stock could be converted immediately upon issuance. The beneficial conversion feature associated with final tranche of 28,000 shares of Series A Convertible Preferred Stock placed on January 10, 2007 amounted to $119,685 and was recorded as a beneficial conversion feature accreted as a dividend in the quarter ended March 31, 2007.

        The Series A Preferred Stock and Warrants issued from October 23, 2006 through January 10, 2007 have certain anti-dilution rights. As a result of the August 2, 2007 Series B Preferred Stock financing the conversion price of the then remaining Series A Preferred Stock and the exercise price of the then remaining Series A Warrants was reset from $0.75 per share to $0.50 per share. This modification resulted in $2,384,790 of additional beneficial conversion accreted as a dividend during the quarter ended September 30, 2007. The total beneficial conversion feature accreted as a dividend for the twelve months ended December 31, 2007 and 2006 was $2,504,475 and $2,384,485, respectively.

        During the twelve months ended December 31, 2007, 36,125 shares of Series A Convertible Preferred Stock were converted to 481,666 shares of common stock prior to August 2, 2007 at a conversion price of $0.75 per share and 359,325 shares of Series A Convertible Preferred Stock were converted to 7,186,500 shares of common stock subsequent to August 2, 2007, at a conversion price of $0.50 per share. During the twelve months ended December 31, 2008, 120,675 shares of Series A Convertible Preferred Stock were converted to 2,413,500 shares of common stock at a conversion price of $0.50 per share.

        On September 8, 2006 Callisto entered into a Letter Agreement with certain investors (the "Investors") who participated in a private placement of our common stock and warrants in February and April 2006 (the "Prior Placement" see below). Pursuant to this Letter Agreement, the Investors agreed to amend (the "Amendment") the securities purchase agreement (the "Securities Purchase Agreement"), entered into in connection with the Prior Placement, to (i) delete the mandatory registration rights set forth in the Securities Purchase Agreement and add piggyback registration rights and (ii) waive any unpaid penalties pursuant to the liquidated damages provisions contained in the Securities Purchase Agreement. In addition, the Investors agreed to enter into a lock-up agreement (the "Lock-up Agreement") pursuant to which they agreed not to sell or transfer the shares of

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

common stock and warrants acquired in the Prior Placement for a period of nine months beginning September 1, 2006. In exchange for the Investors entering into the Amendment and the Lock-Up Agreement, Callisto agreed to issue to each Investor one share of common stock and 2.35 five year warrants exercisable at $1.00 per share (the "New Warrants") for every five shares of common stock they purchased in the Prior Placement. In addition, Callisto agreed in the Letter Agreement to amend the warrants (the "Old Warrants") issued in the Prior Placement to the Investors to (i) extend the expiration date of the Old Warrants by 42 months thereby making them 5 year warrants and (ii) eliminate the provision in the Old Warrants by which Callisto can force exercise of the unexercised warrants. During October and November 2006 Callisto entered into the Amendment and Lock-up Agreements with each Investor pursuant to which Callisto issued 740,065 shares of common stock and 2,086,988 New Warrants. $153,797 in cash liquidated damages, payable to these Investors as of September 30, 2006, was concurrently waived.

        The fair value of the shares issued to the Investors was $643,858 using the stock price on September 8, 2006 of $0.87 per share. The fair value of the New Warrants was $934,928 using Black Scholes assumptions of 60% volatility, a risk free interest rate of 4.25%, no dividend, an expected life of 5 years and a stock price on that date of $0.87 per share, resulting in a total consideration associated with this transaction of $1,578,786. $425,899 of this fair value was allocated to additional stock-based liquidated damages expense during the quarter ended December 31, 2006 which, when combined with $153,797 of accrued liquidated damages waived as of September 30, 2006, resulted in total non-cash share based liquidated damages of $579,696 for the twelve months ended December 31, 2006. The balance of the total consideration, $999,090, was charged to additional paid in capital as a cost of placing the Series A Convertible Preferred Stock discussed above.

        On February 3, 2006, Callisto closed a private placement of 4,283,668 shares of common stock and 1,070,917 common stock purchase warrants to certain accredited investors. The warrants are exercisable for 18 months from closing at an exercise price of $1.60 per share. The securities were sold at a price of $1.20 per share for aggregate proceeds of $5,140,210 and Callisto paid an aggregate transaction related fees and expenses of $561,808, yielding net proceeds of $4,578,402. In addition Callisto issued an aggregate 390,284 warrants to certain selling agents, which are exercisable at $1.25 per share and will expire three years after closing.

        On April 7, 2006 Callisto had a second closing of the financing described above, in which Callisto sold an additional 666,667 shares of common stock and issued 166,667 common stock purchase warrants at the same terms, for gross proceeds of $800,000, bringing the total gross proceeds of the financing to $5.94 million and net proceeds to $5.34 million. Transaction related fees and expenses of $41,000 were paid on this second closing and three year warrants to purchase a total of 66,667 common shares at a per share price of $1.25 were issued to certain selling agents.

        Callisto agreed to file, within 60 days after the closing, a registration statement covering the resale of the shares of common stock and the shares underlying the warrants or pay financial liquidated damages to the investors up to a maximum of 8% of the gross proceeds. As of December 31, 2006 Callisto had incurred $801,690 in liquidated damages related to the registration rights agreement which have been classified as other expense on our consolidated statement of operations. On January 12, 2007 Callisto filed a registration statement on Form S-3 registering the common stock issued (i) on February 3, 2006, (ii) on April 7, 2006 and (iii) the common stock underlying the selling agent

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

warrants. On February 15, 2007 Amendment No.1 to this registration statement was declared effective by the SEC.

        As provided for by ASC Topic 815, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock "the warrants were classified as permanent equity. The fair value of the investor warrants on the dates of grant was $1,269,978 using Black Scholes assumptions of 79% volatility, a risk free interest rate of 4.25%, no dividend, an expected life of 5 years and a stock price on that date of $1.59 per share. This fair value allocated to the investor warrants was recorded as additional paid in capital during the year ended December 31, 2006.

        On October 20, 2005, at the Annual Meeting of Stockholders, Callisto stockholders voted to amend Callisto's certificate of incorporation to increase the authorized number of shares of common stock from 75,000,000 shares to 100,000,000 shares. In addition the stockholders voted to adopt the Callisto 2005 Equity Compensation Incentive Plan and the Callisto 2005 Directors' Stock Option Plan. (Note 6) The details of these stockholder resolutions are included in Callisto's Proxy Statement (Schedule 14A Information) filed September 1, 2005 with the Securities and Exchange Commission.

        On August 22, 2005, Callisto sold and issued in a private placement an aggregate 1,869,203 shares of common stock at a price of $0.97 per share for aggregate proceeds of $1,813,127 and paid an aggregate $151,250 to certain selling agents.

        On March 9, 2005, Callisto sold and issued in a private placement 1,985,791 shares of common stock at a per share price of $1.52, for aggregate gross proceeds of $3,018,401 and net proceeds of $2,993,401. Because this transaction was completed with certain existing institutional stockholders and certain members of management, Callisto paid no selling agent fees and legal fees were $25,000.

        On April 19, 2004, Callisto sold and issued in a private placement to accredited investors an aggregate 2,151,109 shares of common stock at an issue price of $2.25 per share for aggregate gross proceeds of $4,839,995. Callisto incurred fees and expenses aggregating $294,241 to various selling agents. In addition, Callisto issued an aggregate 124,711 warrants to purchase common stock to such selling agents. The warrants are immediately exercisable at $2.48 per share and will expire five years after issuance.

        In January 2004 Callisto recorded $209,076 of purchased in process research and development as a result of the issuance of 263,741 warrants to two Callisto stockholders, which warrants are immediately exercisable at $1.50 per share and will expire ten years after issuance; and $60,750 of stock-based compensation expense associated with shares of common stock issued to a stockholder for services performed.

        From November 2003 through January 2004, Callisto sold and issued 3,905,432 shares of common stock at an issue price of $1.50 for aggregate gross proceeds of $5,858,148. Callisto incurred an aggregate of $501,516 in fees to various selling agents. In addition Callisto issued 31,467 shares of common stock and 370,543 warrants to purchase common stock to such selling agents. The warrants are immediately exercisable at $1.90 per share and will expire five years after issuance.

        As of December 31, 2003 Callisto had closed on a portion of this transaction, specifically 2,776,666 shares of common stock at a price of $1.50 per share for aggregate gross proceeds of $4,164,999, less $361,625 incurred in fees to various selling agents. During January 2004, Callisto completed this private

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

placement begun in late 2003 and issued 1,128,766 shares of common stock at an issue price of $1.50 for aggregate proceeds of $1,693,149, less $139,891 in fees to various selling agents.

        During 2000, the Board of Directors approved an increase in the authorized common shares from 35,000,000 shares to 60,000,000 shares and a one-for-three reverse split of the common stock. All share and per share information has been adjusted to reflect the stock split as if it had occurred at the beginning of the earliest period presented. In May 2003, as part of the Merger, the authorized common shares were increased to 75,000,000 shares.

        During 2000, Callisto sold 2,252,441 shares of Series A convertible preferred stock at $1.70 per share and 1,232,858 shares of Series B convertible preferred stock at $1.75 per share. In addition, the Board of Directors authorized the issuance of 750,000 shares of Series C convertible preferred stock at $0.10 per share to an executive officer of Callisto. The net proceeds from the sale of these 4,235,299 shares of convertible preferred stock totaled $6,061,650. The holders of the convertible preferred stock had equal voting rights with the common stockholders, had certain liquidation preferences and were convertible at any time into shares of common stock at a ratio of one share of common stock for each share of convertible preferred stock at the election of the holder. Callisto recorded compensation expenses of approximately $1,050,000 related to the shares sold to the executive officer. During the second quarter of 2003, all of the convertible preferred stockholders converted their shares of preferred stock to common stock in connection with the Merger.

        During 2000, Callisto also sold 4,526,903 shares of common stock at a purchase price of $0.05 per share to certain officers and directors for services performed in the year 1999. Based on the most recent private placement of common stock during the fourth quarter of 1999, the value of these shares was determined to be $0.70 per share and Callisto recorded $3,168,832 as stock-based compensation expense.

        During 1998, as part of a settlement agreement between the founding partners of CSO Ventures, Inc. and Callisto, one of the founders of CSO sold 836,792 shares of common stock back to Callisto at a price of approximately $0.12 per share, for $97,000. Concurrently, Callisto entered into a stock purchase agreement with a private investor to sell him 766,667 shares of common stock at a price of $92,000 or $0.12 per share. The fair value of the common stock issued was determined to be $0.75 per share and Callisto recorded $483,000 of stock-based compensation expense.

        During the period from December 1996 to December 1999, Callisto completed the following private placements of its common stock:

	Shares	Price Per Share	Gross Proceeds
December 1996	1,366,667	$0.75	$1,025,000
December 1997	1,442,667	$0.75	1,081,999
October 1998	1,416,667	$0.75	1,062,500
January 1999	146,667	$0.75	110,000
December 1999	200,000	$0.75	150,000

Total	4,572,668		$3,429,499

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Stockholders' deficit (Continued)

        As of December 31, 2011 and 2010 Callisto had 1,362,074 and 10,371,999 warrants outstanding to investors, selling agents and advisors with a weighted average exercise price of per share, $0.83 and $0.75, respectively. All warrants were fully vested.

7. Share-based payments

Callisto Pharmaceuticals, Inc. Stock Option Plans

        In 1996, Callisto adopted the 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") for employees, consultants and outside directors to purchase up to 2,000,000 shares of common stock. This Plan was amended in December 2002 to increase the number of shares authorized under the Plan to 10,000,000. The option term for the 3,113,817 options outstanding as of December 31, 2011 under the Plan is ten years from date of grant. The Plan terminated on January 1, 2006 under its original terms and no further options will be granted under the Plan.

        On October 20, 2005, Callisto stockholders approved the 2005 Equity Compensation Incentive Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Equity Plan is 5,000,000. The option term for options granted under the 2005 Equity Plan is ten years from date of grant and there were 2,770,000 options available for future grants as of December 31, 2011.

        On October 20, 2005, Callisto stockholders approved our 2005 Directors' Stock Option Plan. The maximum number of shares of common stock with respect to which awards may be granted under the 2005 Directors' Plan is 1,000,000. The option term for options granted under the 2005 Directors' Plan is ten years from date of grant and there are 833,000 options shares available for future grants as of December 31, 2011.

        The options Callisto grant under the 2005 Equity Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. None of our stock option plans are qualified deferred compensation plans under Section 401(a) of the Code, and are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). As of December 31, 2011, Callisto has 1,924,555 stock options outstanding not subject to our stock option plans.

Stock Option Accounting

        In December 2004, the FASB issued ASC Topic 718 (Revised 2004), Share-Based Payments ("ASC Topic 718"). This guidance requires companies to measure the cost of employee services received in exchange for the award of equity instruments based on the estimated fair value of the award at the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award.

        ASC Topic 718 did not change the way Callisto account for non-employee stock-based compensation. Callisto continues to account for shares of common stock, stock options and warrants issued to non-employees based on the fair value of the stock, stock option or warrant, if that value is more reliably measurable than the fair value of the consideration or services received. Stock-based compensation expense associated with these non-employee option grants is being recorded in

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Share-based payments (Continued)

accordance with ASC Topic 505 and accordingly (i) the measurement date will be when "performance commitment is completed" and accordingly the fair value of these options is being "marked to market" quarterly until the measurement date is determined.

        ASC Topic 718 requires that cash flows resulting from tax deductions in excess of the cumulative compensation cost recognized for options exercised (excess tax benefits) be classified as cash inflows from financing activities and cash outflows from operating activities. Due to Callisto's accumulated deficit position, no tax benefits have been recognized in the cash flow statement.

        Callisto accounts for common stock, stock options, and warrants granted to non-employees based on the fair market value of the instrument, using the Black-Scholes option pricing model based on assumptions for expected stock price volatility, term of the option, risk-free interest rate and expected dividend yield at the grant date.

Callisto Share-Based Compensation

        Stock options issued by Callisto typically vest after three years of continuous service from the grant date and have a contractual term of ten years. The fair values are amortized to share-based compensation pro-rata over the vesting term.

        Share-based payments have been recognized in operating results as follow:

	Year Ended December 31,			Period from June 5, 1996 (Inception) to December 31, 2011
	2011	2010	2009
Employees—included in research and development	$—	$5,345	$24,927	$2,692,157
Employees—included in general and administrative	29,197	32,257	46,754	4,858,160

Subtotal employee stock option grants	29,197	37,602	71,681	7,550,317
Non-employee—included in research and development	—	—	—	102,750
Non-employee—included in general and administrative	372,220	104,891	(6,387)	10,311,123

Subtotal non-employee stock option grants	372,220	104,891	(6,310)	10,413,873

Total stock-based compensation expense	$401,417	$142,493	$65,294	$17,964,190

        The estimated fair value of each employee and non-employee stock option award was determined on the date of grant using the Black-Scholes option valuation model with the following weighted-average assumptions during the twelve months ended December 31, 2011, 2010 and 2009.

	Year End December 31,
	2011	2010	2009
Risk-free interest rate	1.85%	2.38%	2.69%
Expected volatility	90%	100%	100%
Expected term (in years)	5.0	5.0	5.0

        Risk-free interest rate—Based upon observed US Treasury security interest rates appropriate for the expected term of Callisto's employee stock options.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Share-based payments (Continued)

        Dividend yield—Callisto has not paid any dividends on common stock since its inception and does not anticipate paying dividends on its common stock in the foreseeable future.

        Expected volatility—Based on the historical volatility of Callisto's stock.

        Expected term—Callisto has had no stock options exercised since inception. The expected option term represents the period that stock-based awards are expected to be outstanding based on the simplified method provided in ASC 718, "Share-Based Payment", ("ASC 718") which averages an award's weighted-average vesting period and expected term for "plain vanilla" share options. Under SAB No. 107, options are considered to be "plain vanilla" if they have the following basic characteristics: (i) granted "at-the-money"; (ii) exercisability is conditioned upon service through the vesting date; (iii) termination of service prior to vesting results in forfeiture; (iv) limited exercise period following termination of service; and (v) options are non-transferable and non-hedgeable. In December 2007, the SEC issued SAB110, Share-Based Payment . This guidance was effective January 1, 2008 and expresses the views of the Staff of the SEC with respect to extending the use of the simplified method, as discussed in ASC 718, in developing an estimate of the expected term of "plain vanilla" share options in accordance with ASC 718. The Company will continue to use the simplified method until it has the historical data necessary to provide a reasonable estimate of expected life. For the expected term, the Company has "plain-vanilla" stock options, and therefore used a simple average of the vesting period and the contractual term for options granted subsequent to January 1, 2006.

        Forfeitures—ASC Topic 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Callisto estimated future unvested option forfeitures based on historical Company experience and has incorporated this rate in determining the fair value of employee option grants.

        The weighted-average fair value of all options granted under Callisto's Plans during the twelve months ended December 31, 2011, 2010 and 2009, estimated as of the grant date using the Black-Scholes option valuation model, was $0.49, $0.19 and $0.15 per share, respectively.

        The unrecognized compensation cost related to Callisto's non-vested employee stock options outstanding at December 31, 2011 and 2010 was $26,852 and $45,193, respectively, to be recognized over a weighted-average vesting period of approximately 1 year and 2 years, respectively. The weighted-average remaining term of all options outstanding at December 31, 2011 was 1.2 years as compared to 4.2 years at December 31, 2010.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Share-based payments (Continued)

        A summary of stock option activity and of changes in stock options outstanding under Callisto's plans is presented below:

	Number of Options	Exercise Price Per Share	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value
Balance outstanding, January 1st, 2010	7,495,038	$0.08 - 4.90	$1.70	$—
Granted	855,000	0.26	0.26
Exercised	—	—	—
Forfeited	(378,166)	3.46	2.16

Balance outstanding, December 31, 2010	7,971,872	0.08 - 3.60	1.46	$394,520
Granted	26,500	0.66	0.66
Exercised	—
Forfeited	(563,000)	0.08 - 1.25	1.10

Balance outstanding December 31, 2011	7,435,372	0.08 - 3.60	1.49	$7,200

Exercisable, December 31, 2011	5,618,372	$0.97 - 3.60	$1.43	$6,960

        ASC Topic 718 requires that cash flows resulting from tax deductions in excess of the cumulative compensation cost recognized for options exercised (excess tax benefits) be classified as cash inflows from financing activities and cash outflows from operating activities. Due to the Company's accumulated deficit position, no tax benefits have been recognized in the cash flow statement.

Synergy Stock Option Plan

Stock Options

        ASC Topic 718 "Compensation—Stock Compensation" requires companies to measure the cost of employee services received in exchange for the award of equity instruments based on the estimated fair value of the award at the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award. ASC Topic 718 did not change the way Synergy accounts for non-employee stock-based compensation. Synergy continues to account for shares of common stock, stock options and warrants issued to non-employees based on the fair value of the stock, stock option or warrant, if that value is more reliably measurable than the fair value of the consideration or services received. The Company accounts for stock options issued and vesting to non-employees in accordance with ASC Topic 505-50 "Equity-Based Payment to Non-Employees" and accordingly the value of the stock compensation to non-employees is based upon the measurement date as determined at either a) the date at which a performance commitment is reached, or b) at the date at which the necessary performance to earn the equity instruments is complete. Accordingly the fair value of these options is being "marked to market" quarterly until the measurement date is determined.

        ASC Topic 718 requires that cash flows resulting from tax deductions in excess of the cumulative compensation cost recognized for options exercised (excess tax benefits) be classified as cash inflows from financing activities and cash outflows from operating activities. Due to Synergy's accumulated deficit position, no excess tax benefits have been recognized. Synergy accounts for common stock, stock options, and warrants granted to employees and non-employees based on the fair market value of the

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Share-based payments (Continued)

instrument, using the Black-Scholes option pricing model based on assumptions for expected stock price volatility, term of the option, risk-free interest rate and expected dividend yield, at the grant date.

        Synergy adopted the 2008 Equity Compensation Incentive Plan (the "Plan") during the quarter ended September 30, 2008. Stock options granted under the Plan typically vest after three years of continuous service from the grant date and have a contractual term of ten years. Synergy did not issue stock options prior to the quarter ended September 30, 2008. Stock-based compensation expense related to Synergy options and restricted stock units have been recognized in operating results as follow:

        Stock-based compensation, including all options and restricted stock units, has been recognized in operating results as follow:

	Years Ended December 31,
				November 15, 2005 (inception) to December 31, 2011
	2011	2010	2009
Employees—included in research and development	$107,191	$187,520	$252,541	$626,781
Employees—included in general and administrative	92,924	210,591	358,167	774,410

Subtotal employee stock based compensation	200,115	398,111	610,708	1,401,191
Non-employees—included in research and development	73,449	52,184	33,913	168,096
Non-employees—included in general and administrative	548,482	261,863	409,941	1,399,362

Subtotal non-employee stock based compensation	621,931	314,047	443,854	1,567,458

Total stock-based compensation expense	$822,046	$712,158	$1,054,562	$2,968,649

        The estimated fair value of stock option awards was determined on the date of grant using the Black-Scholes option valuation model with the following weighted-average assumptions during the year ended December 31, 2011.

	Years Ended December 31,
	2011	2010	2009
Risk-free interest rate	0.88% - 1.25%	2.31% - 2.71%	2.20%
Dividend yield	—	—	—
Expected volatility	70%	90%	90%
Expected term (in years)	6.0 yrs.	6.0 yrs.	6.0 yrs.

        Risk-free interest rate—Based on the daily yield curve rates for U.S. Treasury obligations with maturities which correspond to the expected term of the Company's stock options.

        Dividend yield—Synergy has not paid any dividends on common stock since its inception and does not anticipate paying dividends on its common stock in the foreseeable future.

        Expected volatility—Based on the historical volatility of Synergy stock.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Share-based payments (Continued)

        Expected term—Synergy has had no stock options exercised since inception. The expected option term represents the period that stock-based awards are expected to be outstanding based on the simplified method provided in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment , ("SAB No. 107"), which averages an award's weighted-average vesting period and expected term for "plain vanilla" share options. Under SAB No. 107, options are considered to be "plain vanilla" if they have the following basic characteristics: (i) granted "at-the-money"; (ii) exercisability is conditioned upon service through the vesting date; (iii) termination of service prior to vesting results in forfeiture; (iv) limited exercise period following termination of service; and (v) options are non-transferable and non-hedgeable.

        In December 2007, the SEC issued SAB No. 110, Share-Based Payment , ("SAB No. 110"). SAB No. 110 was effective January 1, 2008 and expresses the views of the Staff of the SEC with respect to extending the use of the simplified method, as discussed in SAB No. 107, in developing an estimate of the expected term of "plain vanilla" share options in accordance with ASC Topic 718. The Company will continue to use the simplified method until it has the historical data necessary to provide a reasonable estimate of expected life in accordance with SAB No. 107, as amended by SAB No. 110. For the expected term, the Company has "plain-vanilla" stock options, and therefore used a simple average of the vesting period and the contractual term for options granted subsequent to January 1, 2006 as permitted by SAB No. 107.

        Forfeitures—ASC Topic 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Synergy estimated future unvested option forfeitures based on historical experience of its majority-owned stockholder, Callisto.

        The weighted-average fair value per share of all options granted during the twelve months ended December 31, 2011 and December 31, 2010 estimated as of the grant date using the Black-Scholes option valuation model was $2.09 and $6.77 per share, respectively.

        The unrecognized compensation cost related to non-vested employee stock options outstanding at December 31, 2011, December 31, 2010, and December 31, 2009 was $2,768,766, $314,921 and $1,010,250, respectively. The December 31, 2011 balance is expected to be recognized over a weighted-average remaining vesting period of approximately 3 years.

        On March 1, 2010, a majority of our stockholders acting by written consent approved an amendment to the Plan increasing the number of shares reserved under the Plan to 7,500,000 shares, after a retroactive change of a one for two (1:2) reverse stock split effective on November 30, 2011. As of December 31, 2011 there were 5,964,039 stock options outstanding under the Plan, leaving 1,535,961 stock options available for future issuance under the Plan.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Share-based payments (Continued)

        A summary of stock option activity and of changes in stock options outstanding under Synergy's plans is presented below:

	Number of Options(2)	Exercise Price Per Share	Weighted Average Exercise Price Per Share	Intrinsic Value
Balance outstanding, January 1, 2010	2,107,008	$0.50 - 1.90	$0.61	$22,320,436
Granted(1)	2,232,500	$1.40	$1.40
Exercised	—	—	—
Forfeited	(37,500)	$1.40	$1.40

Balance outstanding, December 31, 2010	4,302,008	$0.50 - 1.90	$1.04	$25,763,002
Granted	1,807,000	$3.35 - 4.30	$3.50
Exercised	—
Forfeited	(144,969)	$0.50 - 1.40	$1.04

Balance outstanding, December 31, 2011	5,964,039	$0.50 - 4.30	$1.77	$6,027,368

Exercisable at December 31, 2011	2,044,539	$0.50 - 4.30	$0.70	$5,787,368

(1)
Contingent vesting upon change of control. The Fair Value at the date of grant was $30,243,946 determined using the Black-Scholes option valuation model assumptions discussed above. No stock based compensation expense associated with these options was recognized since the grant date.

(2)
Number of shares outstanding represented above reflect a retroactive change of a one for two (1:2) reverse stock split effective on November 30, 2011.

        ASC Topic 718 requires that cash flows resulting from tax deductions in excess of the cumulative compensation cost recognized for options exercised (excess tax benefits) be classified as cash inflows from financing activities and cash outflows from operating activities. Due to Synergy's accumulated deficit position, no tax benefits have been recognized in the cash flow statement.

8. Research and Development

        Research and development costs include expenditures for an in-house research and development laboratory, salaries and staff costs, application and filing for regulatory approval of proposed products, purchased in-process research and development, regulatory and scientific consulting fees, as well as contract services, including clinical trial and related clinical manufacturing expenses; and other outside expenses patient costs, drug formulation and tableting, data collection, monitoring, clinical trial insurance and FDA consultants. These costs are generally expensed as incurred.

        In accordance with FASB ASC Topic 730-10-55, Research and Development , Callisto recorded prepaid research and development for nonrefundable advance payments for goods or services that will be used or rendered for future research and development activities pursuant to executory contractual arrangements as current assets on the Company's balance sheet totaling $577,745 and $683,182 as of December 31, 2011 and 2010, respectively. Callisto expenses these advance payments when goods or services are delivered.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. Income taxes

        At December 31, 2011, Callisto has net operating loss carryforwards ("NOLs") aggregating approximately $104 million, which, if not used, expire beginning in 2012 through 2031. The utilization of these NOLs is subject to limitations based on past and future changes in ownership of Callisto and Synergy pursuant to Internal Revenue Code Section 382. The Company has determined that ownership changes have occurred for Internal Revenue Code Section 382 purposes and therefore, the ability of the Company to utilize its NOLs is limited. The Company has no other material deferred tax items. Callisto records a valuation allowance against deferred tax assets to the extent that it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Due to the substantial doubt related to the Company's ability to continue as a going concern and utilize its deferred tax assets, a valuation allowance for the full amount of the deferred tax assets has been established at December 31, 2011. As a result of this valuation allowance there are no income tax benefits reflected in the accompanying consolidated statements of operations to offset pre-tax losses.

        On July 14, 2008, Callisto engaged in a tax-free reorganization pursuant to the Internal Revenue Code Section 368(a) (1) (B) where Pawfect, a Florida corporation, acquired 100% of shares in Synergy-DE, a Delaware corporation, from Callisto, a Delaware corporation, and other restricted holders of Synergy-DE shares, and Callisto received in exchange 45,464,760 shares of the Pawfect's common stock (or approximately 70% of the Pawfect's outstanding common stock). The transaction was characterized as a tax-free type "B" reorganization resulting in no gain or loss recognition to Callisto, for federal tax purposes.

        The provisions of ASC Topic 740 were adopted by Callisto on January 1, 2007 and had no effect on Callisto's financial position, cash flows or results of operations upon adoption, as Callisto did not have any unrecognized tax benefits or liabilities. Callisto also evaluated its tax positions as of December 31, 2011 and reached the same conclusion. Callisto does not currently expect any significant changes to unrecognized tax benefits during the fiscal year ended December 31, 2011. Callisto's practice is to recognize interest and/or penalties related to income tax matters in income tax expense. As of December 31, 2011 and December 31, 2010, Callisto had no accrued interest or penalties.

        Callisto has no uncertain tax positions subject to examination by the relevant tax authorities as of December 31, 2011. Callisto files U.S. and state income tax returns in jurisdictions with varying statutes of limitations. The 2007 through 2010 tax years generally remain subject to examination by federal and most state tax authorities.

        During the Twelve months ended December 31, 2010 Callisto was awarded a New York State Qualified Employer Tax Credit totaling $531,127 and Synergy received a $244,479 Federal credit for our Qualifying Therapeutic Discovery Project under the Patient Protection and Affordable Care Act of 2010 and earned a $250,000 New York City Biotechnology refundable 2010 tax credit. The Total of these research expenditure based incentives $1,025,606 have been recorded as tax credits in the Company's statement of operations. As of December 31, 2010 the New York State and City tax credits of $781,127 were recorded as receivables on the Company's balance sheet and collected during the year ended December 31, 2011.

        During the year ended December 31, 2011 the Company recorded refundable tax credit receivable in current assets for its (i) 2010 New York State QETC credit, totaling $248,486 and (ii) its 2011 New York City Biotechnology Tax Credit for the tax year of 2011 totaling $118,437. These credits are presented as other income in the statement of operations.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Commitments and contingencies

Employment and Consulting Agreements

Gary S. Jacob, Ph.D.

        On May 2, 2011, Dr. Gary Jacob entered into an amended and restated employment agreement with the Company in which he agreed to serve as Chief Executive Officer and President. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2014 and is automatically renewed for successive one year periods at the end of each term. Dr. Jacob's current base salary is $324,450 per year. Dr. Jacob is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Dr. Jacob is also eligible to receive a realization bonus in the event that the Company enters into an out-license agreement for its technology or enter into a joint venture in which the Company contributes such rights to the joint venture where the enterprise value equals or exceeds a minimum of $250 million in the term of the agreement, or the license fees the Company contracts to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or the sum of the license fees actually received in the case of an out license, multiplied by 0.5%. In addition, in the event the Company engages in a merger transaction or a sale of substantially all of its assets where (i) the enterprise value at the time of the merger or sale equals or exceed $400 million and the Company's stockholders, prior to consummation of the merger or sale, beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) the Company's enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and its stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Dr. Jacob shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%.

        If the employment agreement is terminated by the Company other than for cause or as a result of Dr. Jacob's death or permanent disability or if Dr. Jacob terminates his employment for good reason which includes a change of control, Dr. Jacob shall receive (i) a severance payment equal average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base salary during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by Synergy's stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. In the event Dr. Jacob's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $973,350, less applicable withholding.

Gabriele M. Cerrone

        On May 2, 2011, Gabriele M. Cerrone, our Chairman of the Board, entered into an amended and restated consulting agreement with the Company. The term of the agreement was effective as of August 1, 2008 and continues until December 31, 2014 and is automatically renewed for successive one year periods at the end of each term. Mr. Cerrone's current compensation is $319,043 per year. Pursuant to the agreement, Mr. Cerrone is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Mr. Cerrone is also

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Commitments and contingencies (Continued)

eligible to receive a realization bonus in the event that the Company enters into an out-license agreement for its technology or enter into a joint venture in which the Company contributes such rights to the joint venture where the enterprise value equals or exceeds a minimum of $250 million during the term of the agreement or the license fees the Company contracts to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or financing or the sum of the license fees actually received multiplied by 0.5%. In addition, in the event the Company engages in a merger transaction or a sale of substantially all of its assets where (i) the Company's enterprise value at the time of the merger or sale equals or exceed $400 million and its stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) The Company's enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and its stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Mr. Cerrone shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%.

        On October 6, 2010 the Company achieved the $20 million threshold required for Mr. Cerrone's realization bonus to be accrued on the cumulative gross proceeds of financing transactions since August 1, 2008. This bonus totaled $1,211,912 and was charged to expense during the year ended December 31, 2010. Mr. Cerrone has agreed with the Company to defer payment of his bonus until the earlier of (i) March 31, 2012, (ii) the completion of a financing transaction yielding gross proceeds of $30 million on a cumulative basis subsequent to October 6, 2010 or (iii) the tenth business day after termination of the consulting agreement without cause or good reason (including a termination following a "change of control" transaction as that term is defined in his consulting agreement). In consideration of Mr. Cerrone agreeing to permit the Company to defer payment of his bonus the Company agreed to indemnify him from any liability for taxes or penalties that he may incur pursuant to Section 409A of the Internal Revenue Code and comparable state income tax laws. This bonus was paid in full during the twelve months ended December 31, 2011, which payment does not terminate the Company's indemnification liability.

        If the consulting agreement is terminated by the Company other than for cause or as a result of Mr. Cerrone's death or permanent disability or if Mr. Cerrone terminates the agreement for good reason which includes a change of control, Mr. Cerrone shall receive (i) a severance payment equal to the higher of the aggregate amount of his base compensation for the then remaining term of the agreement or twelve times the average monthly base compensation paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base compensation during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by Synergy's stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Cerrone's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $957,129 less applicable withholding.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Commitments and contingencies (Continued)

Bernard F. Denoyer

        On January 20, 2011, Bernard F. Denoyer entered into an executive employment agreement with the Company in which he agreed to serve as Senior Vice President, Finance. The term of the agreement was effective as of January 20, 2011, continues until January 20, 2013 and is automatically renewed for successive one year periods at the end of each term. Mr. Denoyer's base salary is currently $200,850 and he is eligible to receive a cash bonus of up to 20% of his base salary per year at the discretion of the Compensation Committee of the Board of Directors. If the employment agreement is terminated by the Company other than for cause or as a result of Mr. Denoyer's death or permanent disability or if Mr. Denoyer terminates his employment for good reason which includes a change of control, Mr. Denoyer shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by the Company's stock option plans or ten years following the termination date, (iii) payment in respect of compensation earned but not yet paid and (iv) payment of the cost of medical insurance for a period of twelve months following termination. . In the event Mr. Denoyer's employment was terminated upon a change of control as of December 31, 2011, he would have been entitled to receive a lump sum payment of $211,855, less applicable withholding.

License Agreements

        On August 28, 2002, and as amended on May 23, 2003, Synergy entered into a worldwide license agreement (the "Original License") with AnorMED to research, develop, sell and commercially exploit the Atiprimod patent rights. The Original License provided for aggregate milestone payments of up to $14 million based upon achieving certain regulatory submissions and approvals for an initial indication, and additional payments of up to $16 million for each additional indication based on achieving certain regulatory submissions and approvals. Commencing on January 1, 2004 and on January 1 of each subsequent year Synergy was obligated to pay AnorMED a maintenance fee of $200,000 until the first commercial sale of the product. These annual maintenance fee payments under the Original License were made in January 2004, 2005, 2006 and 2007 and recorded as research and development expense.

        On December 31, 2007, Callisto and Synergy entered into an Amended and Restated License Agreement with AnorMED Corporation ("AnorMED"), a wholly-owned subsidiary of Genzyme Corporation ("Genzyme"), pursuant to which Callisto and Genzyme amended the Original License agreement for Atiprimod to eliminate all future maintenance fees and milestone payments and reduce future royalties to single digits. In return for the reduced future payments to Genzyme, Callisto agreed to pay upfront fees which were recorded as a liability and expensed on December 31, 2007. As of December 18, 2008, $650,000 of these upfront fees remained due and payable.

        On December 19, 2008, we entered into a Technology Assignment Agreement (the "Agreement") with AnorMED pursuant to which AnorMED transferred and assigned to us all of AnorMED's right, title and interest in and to all patents and patent applications with respect to Atiprimod in addition to all trade secrets, technical reports and data concerning Atiprimod and any analogs or derivatives in return for a cash payment of $650,000, which payment settled the upfront fees owed from the

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Commitments and contingencies (Continued)

December 31, 2007 Amended and Restated License Agreement. In addition the Agreement specified that the Amended and Restated License Agreement between us and AnorMED dated December 31, 2007, with respect to which AnorMED licensed to us certain patent rights and technology related to Atiprimod, was terminated with no additional amounts due.

        On January 10, 2006, Callisto entered into a Patent and Technology License Agreement with The University of Texas M.D. Anderson Cancer Center. Pursuant to the license agreement, Callisto was granted the exclusive right to manufacture, have manufactured, use, import, offer to sell and/or sell anti-cancer compounds called tyrphostins (renamed Degrasyns). Callisto paid a nonrefundable fee of $200,000 upon execution of this agreement, expensed as research and development and is obligated to pay annual license maintenance fees to The University of Texas M.D. Anderson Cancer Center. Callisto is also obligated under this agreement to pay for the legal fees and expenses associated with establishing and protecting the patent rights worldwide. Callisto also agreed to pay The University of Texas M.D. Anderson Cancer Center royalties based on net sales from any licensed products, plus aggregate milestone payments of up to $1,750,000 based upon achieving certain regulatory submissions and approvals. The term of the agreement is from January 10, 2006 until the end of the term for which the patent rights associated with the licensed technology have expired. If the first pending patent is issued, the agreement is projected to expire in 2025. In addition, at any time after two years from January 10, 2006, The University of Texas M.D. Anderson Cancer Center has the right to terminate the license if Callisto fails to provide evidence within 90 days of written notice that it has commercialized or is actively and effectively attempting to commercialize the licensed technology. Such notice was received on April 2, 2009 and Callisto's rights under this agreement have expired.

        On August 12, 2004, Callisto entered into a world-wide license agreement with The University of Texas M. D. Anderson Cancer Center to research, develop, sell and commercially exploit the patent rights for L-Annamycin, an anthracycline cancer drug for leukemia therapy. Consideration paid for this license amounted to $31,497 for reimbursement of out-of-pocket costs for filing, enforcing and maintaining the L-Annamycin patent rights and a $100,000 initial license fee. L-Annamycin has not reached commercialization and therefore these costs were recorded as research and development expense. Callisto also agreed to pay The University of Texas M. D. Anderson Cancer Center royalties based on net sales from any licensed products, plus aggregate milestone payments of up to $750,000, based upon achieving certain regulatory submissions and approvals. The term of the agreement is from August 12, 2004 until November 2, 2019. Under the terms of the license agreement, Callisto was required to make certain good faith expenditures towards the clinical development of at least one licensed product within the two year period after March 2005, which the Company believes it did. In addition, at any time after 5 years from August 12, 2004, The University of Texas M.D. Anderson Cancer Center has the right to terminate the license if Callisto fails to provide evidence within 90 days of written notice that it has commercialized or it is actively and effectively attempting to commercialize L-Annamycin. On June 23, 2011, The University of Texas M.D. Anderson Cancer Center terminated this Patent and Technology License Agreement.

Lease Agreements

        The Company's corporate headquarters totals approximately 4,300 rentable square feet located at 420 Lexington Avenue, New York, and is subject to a lease which has a monthly rate of $16,414 and expires on March 31, 2012. Callisto expects to extend this lease through March 31, 2014 at a small

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. Commitments and contingencies (Continued)

increase in our monthly rate, in the near future. Synergy also occupies a small laboratory and several offices, totaling approximately 700 square feet, in the Bucks County Biotechnology Center in Doylestown, Pennsylvania, and is subject to a lease which has a monthly rate of $2,254 and expires on December 31, 2013.

        During the twelve months ended December 31, 2011, 2010 and 2009, total rent expense was $267,542, $313,451 and $282,678, respectively. Total commitment remaining for the year ended December 31, 2012 is $49,243.

11. Net loss per share

        Basic and diluted net loss per share is presented in conformity with ASC Topic 260, Earnings per Share ("ASC Topic 260"), for all periods presented. In accordance with this guidance, basic and diluted net loss per common share was determined by dividing net loss applicable to common stockholders by the weighted-average common shares outstanding during the period. The Company has a net loss for all periods presented. Accordingly, the inclusion of common stock options, warrants and the conversion of preferred sock would be anti-dilutive. Therefore, the weighted-average shares used to calculate both basic and diluted earnings per share are the same.

        The following table sets forth the potentially dilutive effect of all outstanding dilutive instruments which were not included in weighted-average common shares outstanding as of:

	December 31, 2011	December 31, 2010	December 31, 2009
Common Shares Outstanding (included in weighted-average shares)	158,516,071	157,509,404	53,608,111
Potentially Dilutive Common Shares Issuable (excluded from weighted-average shares)
Exercise of Warrants	1,362,074	10,371,999	84,842,576
Exercise of Stock Options	5,618,372	7,971,872	7,495,038
Conversion of Series A Convertible Preferred Stock	8,000	8,000	1,750,000
Conversion of Series B Convertible Preferred Stock	—	—	28,171,278

Common Shares Outstanding—Fully Diluted	165,504,517	175,861,275	175,867,003

12 Property and equipment

        Equipment consists of laboratory, testing and computer equipment and furniture and fixtures consists of office furniture, both stated at cost, with useful lives ranging from 2-4 years, depreciated on

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12 Property and equipment (Continued)

a straight line basis. Depreciation expense for the years ended December 31, 2011, 2010, 2009 and from June 5, 1996 (inception) to December 31, 2011 was $3,623, $5,268, $5,983, and $111,458 respectively.

	December 31,
	2011	2010
Equipment	$67,091	$67,091
Furniture and fixtures	38,343	38,343
Leasehold improvements	11,798	11,798
Less: accumulated depreciation	(111,458)	(107,835)

Property and equipment, net	$5,774	$9,397

13. Subsequent events

        On February 14, 2012, Synergy Pharmaceuticals, Inc. entered into an agreement and plan of merger (the "Agreement") with its wholly-owned subsidiary, Synergy Pharmaceuticals Inc., a Delaware corporation ("Synergy-DE") for the purpose of changing the state of incorporation of the Company to Delaware from Florida. Pursuant to the Agreement, Synergy merged with and into Synergy-DE with Synergy-DE continuing as the surviving corporation. The directors and officers in office of Synergy, upon the effective date of the merger, shall be the directors and officers of Synergy-DE, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of Synergy-DE. The effective date of the merger shall be the date on which the Certificate of Merger is filed with the Secretary of State of Delaware and the Secretary of State of Florida. The Certificate of Merger was filed with the Secretary of State of Florida on February 15, 2012 and with the Secretary of State of Delaware of February 16, 2012.

        On March 27, 2012 Synergy extended its lease for its laboratory and office space, totaling approximately 700 square feet, in the Bucks County Biotechnology Center in Doylestown, PA. The term has been extended through December 31, 2013 at a monthly rate of approximately $2,254.

Exhibit Index

        The Exhibits listed below are identified by numbers corresponding to the Exhibit Table of Item 601 of Regulation S-K. The Exhibits designated by an asterisk (*) are management contracts or compensatory plans or arrangements required to be filed pursuant to Item 15. Two asterisks (**) indicate confidential treatment requested with respect to deleted portions of this agreement.

Exhibit No.	Description
3.1	Certificate of Incorporation, as amended (Incorporated by reference to Exhibit 2.1 filed with the Company's Annual Report on Form 10-K filed on March 28, 2008)
3.2
Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Convertible Preferred Stock of Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 3.1 filed with the Company's Current Report on Form 8-K filed on October 27, 2006)
3.3
Certificate of Amendment to Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Convertible Preferred Stock of Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 3.2 filed with the Company's Current Report on Form 8-K filed on December 27, 2006)
3.4
Certificate of Amendment to Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Convertible Preferred Stock of Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 3.2 filed with the Company's Current Report on Form 8-K filed on August 7, 2007)
3.5
Certificate of Amendment to Certificate of Designations, Number, Voting Powers, Preferences and Rights of Series A Convertible Preferred Stock of Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 3.1 filed with the Company's Current Report on Form 8-K filed on September 22, 2009)
3.6	Bylaws, as amended (Incorporated by reference to Exhibit 3.1 filed with the Company's Current Report on Form 8-K filed on June 4, 2007)
4.1	1996 Incentive and Non-Qualified Stock Option Plan (Incorporated by reference to Exhibit 4.1 filed with the Company's Current Report on Form 8-K filed on May 15, 2003)
4.2	2005 Equity Compensation Incentive Plan (Incorporated by reference to Appendix B filed with the Company's Definitive Proxy Statement on Schedule 14A filed on August 31, 2005)
4.3	2005 Directors' Stock Option Plan (Incorporated by reference to Appendix C filed with the Company's Definitive Proxy Statement on Schedule 14A filed on August 31, 2005)
10.1
Employment Agreement dated April 6, 2004 by and between Synergy Pharmaceuticals Inc. and Kunwar Shailubhai (Incorporated by reference to Exhibit 10.2 filed with the Company's Annual Report on Form 10-KSB on April 14, 2004)*
10.2
Amended and Restated License Agreement dated as of December 31, 2007 by and between Callisto Pharmaceuticals, Inc. and AnorMED Corporation, as successor in interest to AnorMED, Inc. (Incorporated by reference to Exhibit 10.3 filed with the Company's Annual Report on Form 10-K on March 28, 2008)**
10.3
Amendment dated October 19, 2005 to the Employment Agreement dated as of April 6, 2004 by and between Synergy Pharmaceuticals Inc. and Kunwar Shailubhai (Incorporated by reference to Exhibit 10.5 filed with the Company's Current Report on Form 8-K filed on October 21, 2005)*

Exhibit No.	Description
10.4	Patent and Technology License Agreement dated January 10, 2006 between The University of Texas M.D. Anderson Cancer Center and Callisto Pharmaceuticals, Inc. (Incorporated by reference to Exhibit 10.22 filed with the Company's Annual Report on Form 10-K filed on March 31, 2006)**
10.5
Amended and Restated Employment Agreement dated December 10, 2007 by and between Callisto Pharmaceuticals, Inc and Bernard Denoyer (Incorporated by reference to Exhibit 10.26 filed with the Company's Annual Report on Form 10-K on March 28, 2008)*
10.6
Technology Assignment Agreement between Callisto Pharmaceuticals, Inc. and AnorMED Corporation, a wholly owned subsidiary of Genzyme Corporation, dated December 19, 2008 (incorporated by reference to Exhibit 10.13 filed with the Company's Annual Report on Form 10-K filed on April 15, 2009).
10.7
Amended and Restated Executive Employment Agreement by and between Callisto Pharmaceuticals, Inc. and Gary S. Jacob dated March 11, 2009 (incorporated by reference to Exhibit 10.18 filed with the Company's Annual Report on Form 10-K filed on April 15, 2009).*
10.8
Amended and Restated Consulting Agreement by and between Callisto Pharmaceuticals, Inc. and Gabriele M. Cerrone dated March 11, 2009 (incorporated by reference to Exhibit 10.19 filed with the Company's Annual Report on Form 10-K filed on April 15, 2009).*
14	Code of Business Conduct and Ethics (Incorporated by reference to Exhibit 14 filed with the Company's Annual Report on Form 10-KSB filed on April 14, 2004)
21	List of Subsidiaries
23	Consent of BDO USA, LLP
31.1	Certification of Chief Executive Officer required under Rule 13a-14(a)/15d-14(a) under the Exchange Act
31.2	Certification of Principal Financial Officer required under Rule 13a-14(a)/15d-14(a) under the Exchange Act
32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification of Principal Financial Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
101
Financial statements from the Annual Report on Form 10-K of the Company for the Year Ended December 31, 2011 as filed March 30, 2012 formatted in Extensible Business Reporting Language (XBRL): (i) the Condensed Consolidated Statements of Operations, (ii) the Condensed Consolidated Balance Sheets, (iii) the Condensed Consolidated Statements of Cash Flows (iv) the Condensed Consolidated Statement of Stockholders Equity (Deficit) and (v) the Notes to Consolidated Financial Statements tagged as blocks of text.

Exhibit 21

Synergy Pharmaceuticals, Inc., a Delaware corporation
Callisto Research Labs, LLC, a Delaware limited liability company
IgX, Ltd., an Ireland corporation

 Exhibit 23

Consent of Independent Registered Public Accounting Firm

Callisto Pharmaceuticals, Inc.
New York, New York

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-119648 and 333-130716) of Callisto Pharmaceuticals, Inc. and Subsidiaries (a development stage company) (the "Company") of our report dated March 30, 2012, relating to the consolidated financial statements which appear in this Form 10-K. Our report on the consolidated financial statements contains an explanatory paragraph regarding the Company's ability to continue as a going concern.

/s/ BDO USA, LLP

New York, New York
March 30, 2012

 EXHIBIT 31.1

CERTIFICATION

I, Gary S. Jacob, certify that:

        1.     I have reviewed this annual report on Form 10-K of Callisto Pharmaceuticals, Inc. (the "Registrant");

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

        4.     The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

          a.     Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b.     Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c.     Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d.     Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

        5.     The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a.     All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial; and

          b.     Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

March 30, 2012	/s/ GARY S. JACOB Gary S. Jacob Chief Executive Officer

EXHIBIT 31.2

CERTIFICATION

I, Bernard F. Denoyer, certify that:

        1.     I have reviewed this annual report on Form 10-K of Callisto Pharmaceuticals, Inc. (the "Registrant");

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

        4.     The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

          a.     Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b.     Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c.     Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d.     Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

        5.     The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a.     All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b.     Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

March 30, 2012	/s/ BERNARD DENOYER Bernard F. Denoyer Senior Vice President, Finance

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Callisto Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary S. Jacob, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2012	/s/ GARY S. JACOB Gary S. Jacob Chief Executive Officer

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Callisto Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard F. Denoyer, Senior Vice President, Finance of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2012	/s/ BERNARD DENOYER Bernard F. Denoyer Senior Vice President, Finance

Annex I

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

(Mark One)
☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE QUARTERLY PERIOD ENDED: September 30, 2012
or
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission File Number: 001-32325

CALLISTO PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3894575 (I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 1609, New York, New York 10170
(Address of principal executive offices) (Zip Code)

(212) 297-0010
(Registrant's telephone number)

(Former Name, Former Address and Former Fiscal Year, if changed since last report)

        Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

        Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files). Yes ☒    No ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

        The number of the registrant's shares of common stock outstanding was 158,965,565 as of November 19, 2012.

CALLISTO PHARMACEUTICALS, INC.

FORM 10-Q

CONTENTS

Page
PART I—FINANCIAL INFORMATION
Item 1.	Financial Statements	I-4
	Condensed Consolidated Balance Sheets as of September 30, 2012 (unaudited) and December 31, 2011	I-4

Condensed Consolidated Statements of Operations for the Three Months and Nine Months Ended September 30, 2012 and 2012 (unaudited) and the period June 5, 1996 (Inception) to September 30, 2012 (unaudited)

I-5
	Condensed Consolidated Statements of Changes in Stockholders' Equity (Deficit) for the period June 5, 1996 (Inception) to September 30, 2012 (period from January 1 to September 30, 2012 is unaudited)	I-6
	Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011 (unaudited) and for the period June 5, 1996 (Inception) to September 30, 2012 (unaudited)	I-15
	Notes to Condensed Consolidated Financial Statements (unaudited)	I-17
Item 2.	Management's Discussion and Analysis of Financial Condition and Results of Operations	I-31
Item 3.	Quantitative and Qualitative Disclosures About Market Risk	I-34
Item 4.	Controls and Procedures	I-34
PART II—OTHER INFORMATION
Item 1.	Legal Proceedings	I-36
Item 1A.	Risk Factors	I-36
Item 6.	Exhibits	I-57
Signatures		I-58

INTRODUCTORY NOTE

        This Report on Form 10-Q for Callisto Pharmaceuticals, Inc. ("Callisto" or the "Company") may contain forward-looking statements. You can identify these statements by forward-looking words such as "plan," "may," "will," "expect," "intend," "anticipate," "believe," "estimate" and "continue" or similar words. Forward-looking statements include information concerning possible or assumed future business success or financial results. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Accordingly, we do not undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

        The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties set forth under "Risk Factors" in this report and in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities Exchange Commission on March 30, 2012. Accordingly, to the extent that this Report contains forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of the Company, please be advised that Callisto's actual financial condition, operating results and business performance may differ materially from that projected or estimated by the Company in forward-looking statements.

        On May 9, 2012, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements. All drug candidates to treat GI disorders and diseases, currently plecanatide and SP-333, are being developed exclusively by Synergy Pharmaceuticals, Inc., our former controlled subsidiary ("Synergy"). Use of the terms "we", "our" or "us" in connection with GI drug candidates discussed herein refer to research and development activities and plans of Synergy.

PART I—FINANCIAL INFORMATION

Item 1.    Financial Statements

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$120	$13,244,961
Prepaid expenses and other	—	796,028
Tax credits receivable	—	377,865

Total Current Assets	120	14,418,854
Equity investment in Synergy	114,453,453	—
Property and equipment, net	—	5,774
Security deposits	73,715	87,740

Total Assets	$114,527,288	$14,512,368

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$1,625,092	$3,206,827
Accrued expenses	114,343	1,457,427

Total Current Liabilities	1,739,435	4,664,254
Derivative financial instruments, at estimated fair value—warrants	—	3,325,114
Due to related party	2,655,594	—

Total Liabilities	4,395,029	7,989,368
Commitments and contingencies
Stockholders' Deficit:
Series A convertible preferred stock, par value $0.0001, 700,000 shares authorized, none shares outstanding at September 30, 2012 and 8,000 shares outstanding at December 31, 2011	—	1
Common stock, par value of $.0001 per share: 225,000,000 shares authorized; 158,965,565 and 158,516,071 shares outstanding at September 30, 2012 and December 31, 2011 respectively	15,897	15,852
Additional paid-in capital	169,221,471	168,531,201
Deficit accumulated during development stage	(59,105,109)	(142,366,313)

Total Callisto Stockholders' Equity	110,132,259	26,180,741
Non-controlling interest	—	(19,657,741)

Total Stockholders' Equity	110,132,259	6,523,000

	$114,527,288	$14,512,368

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
					June 5, 1996 (Inception) to September 30, 2012
	2012	2011	2012	2011
Revenues	$—	$—	$—	$—	$—
Costs and expenses:
Research and development	—	3,882,802	7,880,230	7,610,829	66,974,747
Government grants	—	—	3,508	—	(1,131,810)
Purchased in process research and development	—	—	—	—	6,944,553
General and administrative	418,001	1,288,945	3,176,502	5,124,477	63,549,160

Loss from operations	(418,001)	(5,171,747)	(11,060,240)	(12,735,306)	(136,336,650)
Gain on deconsolidation of Synergy	—	—	120,393,000	—	120,393,000
Loss related to equity method investment	(3,360,997)	—	(5,750,997)	—	(5,750,997)
Interest and investment income	—	3	20,942	57	937,519
Tax credit (expense)	(72,807)	—	(297,770)	—	1,067,008
Other income or expense	(40,000)	(4,425)	45,180	(10,631)	(869,503)
Loss on debt extinguishment	—	—	—	—	(2,099,892)
Change in fair value of derivative instruments	—	4,382,796	(431,170)	3,346,421	(17,341,455)

Net income/(loss)	(3,891,805)	(793,373)	102,918,945	(9,399,459)	(40,000,970)
Add: Net loss of subsidiary attributable to non-controlling interest	—	280,055	6,957,805	4,624,178	26,615,546

Net income/(loss) attributable to Callisto	(3,891,805)	(513,318)	109,876,750	(4,775,281)	(13,385,424)
Series A Preferred stock conversion rate change and beneficial conversion feature accreted as a dividend	—	—	—	—	(5,025,849)
Series B Preferred stock conversion rate change and beneficial conversion feature accreted as a dividend	—	—	—	—	(12,174,391)
Cumulative effect of adopting ASC Topic 815 January 1, 2009	—	—	—	—	(1,903,900)

Net income/(loss) available to Callisto common stockholders	$(3,891,805)	$(513,318)	$109,876,750	$(4,775,281)	$(32,489,564)

Weighted average common shares outstanding
basic	158,866,092	158,516,071	158,633,596	158,225,741

diluted	158,866,092	158,516,071	159,201,398	158,225,741

Net income/(loss) per common share
Basic	$(0.02)	$(0.00)	$0.69	$(0.03)

Diluted	$(0.02)	$(0.00)	$0.69	$(0.03)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT)

(Unaudited)

	Preferred Shares	Preferred Stock, Par Value	Common Shares	Common Stock, Par Value	Additional Paid in Capital
Balance at inception, June 5, 1996	—	$—	—	$—	$—
Net loss for the year
Issuance of founder shares	—	—	2,642,500	264	528
Common stock issued	—	—	1,356,194	136	272
Common stock issued via private placement	—	—	1,366,667	137	1,024,863

Balance, December 31, 1996	—	—	5,365,361	537	1,025,663
Net loss for the year	—	—	—	—	—
Common stock issued via private placement	—	—	1,442,666	144	1,081,855

Balance, December 31, 1997	—	—	6,808,027	681	2,107,518
Net loss for the year	—	—	—	—	—
Amortization of Stock based Compensation	—	—	—	—	52,778
Common stock issued via private placement	—	—	1,416,667	142	1,062,358
Common stock issued for services	—	—	788,889	79	591,588
Common stock repurchased and cancelled	—	—	(836,792)	(84)	(96,916)

Balance, December 31, 1998	—	—	8,176,791	818	3,717,326
Net loss for the year	—	—	—	—	—
Deferred Compensation—stock options	—	—	—	—	9,946
Amortization of Stock based Compensation	—	—	—	—	—
Common stock issued for services	—	—	—	—	3,168,832
Common stock issued via private placement	—	—	346,667	34	259,966

Balance, December 31, 1999	—	—	8,523,458	852	7,156,070
Net loss for the year	—	—	—	—	—
Amortization of Stock based Compensation	—	—	—	—	—
Common stock issued	—	—	4,560,237	455	250,889
Other	—	—	—	—	432
Preferred shares issued	3,485,299	348	—	—	5,986,302
Preferred stock issued for services	750,000	75	—	—	1,124,925

Balance, December 31, 2000	4,235,299	423	13,083,695	1,307	14,518,618
Net loss for the year	—	—	—	—	—
Deferred Compensation—stock Options	—	—	—	—	20,000
Amortization of Stock based Compensation	—	—	—	—	—

Balance, December 31, 2001	4,235,299	423	13,083,695	1,307	14,538,618
Net loss for the year	—	—	—	—	—
Amortization of Stock based Compensation	—	—	—	—	—

Balance, December 31, 2002	4,235,299	$423	13,083,695	$1,307	$14,538,618

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Unamortized Deferred Stock Based Compensation	Deficit Accumulated during the Development Stage	Total Stockholders' Equity
Balance at inception, June 5, 1996	$—	$—	$—
Net loss for the year		(404,005)	(404,005)
Issuance of founder shares	—	—	792
Common stock issued	—	—	408
Common stock issued via private placement	—	—	1,025,000

Balance, December 31, 1996	—	(404,005)	622,195
Net loss for the year	—	(894,505)	(894,505)
Common stock issued via private placement	—	—	1,081,999

Balance, December 31, 1997	—	(1,298,510)	809,689
Net loss for the year	—	(1,484,438)	(1,484,438)
Amortization of Stock based Compensation	—	—	52,778
Common stock issued			1,062,500
Common stock issued for services	—	—	591,667
Common Stock repurchased and cancelled	—	—	(97,000)

Balance, December 31, 1998	—	(2,782,948)	935,196
Net loss for the year	—	(4,195,263)	(4,195,263)
Deferred Compensation—stock options	(9,946)	—	—
Amortization of Stock based Compensation	3,262	—	3,262
Common stock issued for services	—	—	3,168,832
Common stock issued via private placement	—	—	260,000

Balance, December 31, 1999	(6,684)	(6,978,211)	172,027
Net loss for the year		(2,616,261)	(2,616,261)
Amortization of Stock based Compensation	4,197		4,197
Common stock issue	—	—	251,344
Other	—	—	432
Preferred shares issued	—	—	5,986,650
Preferred stock issued for services	—	—	1,125,000

Balance, December 31, 2000	(2,487)	(9,594,472)	4,923,389
Net loss for the year	—	(1,432,046)	(1,432,046)
Deferred Compensation—stock options	(20,000)	—	—
Amortization of Stock based Compensation	22,155	—	22,155

Balance, December 31, 2001	(332)	(11,026,518)	3,513,498
Net loss for the year	—	(1,684,965)	(1,684,965)
Amortization of Stock based Compensation	332	—	332

Balance, December 31, 2002	$—	$(12,711,483)	$1,828,865

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Preferred Stock	Preferred Stock Par Value	Common Stock	Common Stock Par Value	Additional Paid in Capital	Unamortized Deferred Stock Based Compensation	Deficit Accumulated during the Development Stage	Total Stockholders' Equity
Balance December 31, 2002	4,235,299	$423	13,083,695	$1,307	$14,538,618	$—	$(12,711,483)	$1,828,865
Net loss for the year	—	—	—	—	—	—	(13,106,247)	(13,106,247)
Conversion of preferred stock in connection with the Merger	(4,235,299)	(423)	4,235,299	423	—	—	—	—
Common stock issued to former Synergy stockholders	—		4,329,927	432	6,494,458	—	—	6,494,890
Common stock issued in exchange for Webtronics common stock	—		1,503,173	150	(150)	—	—	—
Deferred Compensation—stock options	—		—	—	9,313,953	(9,313,953)	—	—
Amortization of deferred Stock based Compensation	—		—	—	—	3,833,946	—	3,833,946
Private placement of common stock, net	—	—	2,776,666	278	3,803,096	—	—	3,803,374

Balance, December 31, 2003	—	$—	25,928,760	$2,590	$34,149,975	$(5,480,007)	$(25,817,730)	$2,854,828

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Common Stock	Common Stock Par Value	Additional Paid in Capital	Unamortized Deferred Stock Based Compensation	Deficit Accumulated during the Development Stage	Total Stockholders' Equity
Balance, December 31, 2003	25,928,760	$2,590	$34,149,975	$(5,480,007)	$(25,817,730)	$2,854,828
Net loss for the year	—	—	—	—	(7,543,467)	(7,543,467)
Amortization of deferred Stock-based compensation expense	—	—	—	3,084,473	—	3,084,473
Variable accounting for stock options	—	—	(816,865)	—	—	(816,865)
Stock-based compensation net of forfeitures	—	—	240,572	93,000	—	333,572
Common stock issued via private placements, net	3,311,342	331	6,098,681	—	—	6,099,012
Warrant and stock-based compensation for services in connection with the Merger	—	—	269,826	—	—	269,826
Common stock returned from former Synergy stockholders	(90,000)	(9)	(159,083)	—	—	(159,092)
Stock issued for patent rights	25,000	3	56,247	—	—	56,250
Common stock issued for services	44,000	7	70,833	—	—	70,840

Balance, December 31, 2004	29,219,102	$2,922	$39,910,186	$(2,302,534)	$(33,361,197)	$4,249,377

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Common Stock	Common Stock Par Value	Additional Paid in Capital	Unamortized Deferred Stock Based Compensation	Deficit Accumulated during the Development Stage	Total Stockholders' Equity (Deficit)
Balance, December 31, 2004	29,219,102	$2,922	$39,910,186	$(2,302,534)	$(33,361,197)	$4,249,377
Net loss for the year	—	—	—	—	(11,779,457)	(11,779,457)
Deferred stock-based compensation—new grants	—	—	1,571,772	(1,571,772)	—	—
Amortization of deferred stock-based compensation	—	—	—	2,290,843	—	2,290,843
Variable accounting for stock options	—	—	75,109	—	—	75,109
Common stock issued via private placement:
March 2005	1,985,791	198	3,018,203	—	—	3,018,401
August 2005	1,869,203	187	1,812,940	—	—	1,813,127
Finders fees and expenses	—	—	(176,249)	—	—	(176,249)
Exercise of common stock warrant	125,000	13	128,737	—	—	128,750
Common stock issued for services	34,000	3	47,177	—	—	47,180

Balance, December 31, 2005	33,233,096	$3,323	$46,387,875	$(1,583,463)	$(45,140,654)	$(332,919)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Series A Convertible Preferred Shares	Series A Convertible Preferred Stock	Common Stock	Common Stock Par Value	Additional Paid in Capital	Unamortized Deferred Stock Based Compensation	Deficit Accumulated during the Development Stage	Total Stockholders' Equity (Deficit)
Balance, December 31, 2005	—	$—	33,233,096	$3,323	$46,387,875	$(1,583,463)	$(45,140,654)	$(332,919)
Net loss for the year	—	—	—	—	—	—	(12,919,229)	(12,919,229)
Reclassification of deferred unamortized stock-based compensation upon adoption of FAS 123R	—	—	—	—	(1,583,463)	1,583,463	—	—
Stock based compensation expense	—	—	—	—	2,579,431	—	—	2,579,431
Common stock issued via private placement:						—	—
February 2006	—		4,283,668	428	5,139,782			5,140,210
Finders fees and expenses	—	—	—		(561,808)	—	—	(561,808)
April 2006	—	—	666,667	67	799,933			800,000
Finders fees and expenses	—	—	—	—	(41,000)	—	—	(41,000)
Waiver and Lock-up Agreement	—	—	740,065	74	579,622	—	—	579,696
Common stock issued for services	—	—	87,000	9	121,101	—	—	121,110
Exercise of common stock warrants	—	—	184,500	18	190,017	—	—	190,035
Series A convertible preferred stock issued via private placement:	574,350	57	—	—	5,743,443	—	—	5,743,500
Finders fees and expenses	11,775	1	—	—	(448,909)	—	—	(448,908)
Detachable warrants	—	—	—	—	2,384,485	—	—	2,384,485
Beneficial conversion feature accreted as a dividend	—	—	—	—	—	—	(2,384,485)	(2,384,485)

Balance, December 31, 2006	586,125	$58	39,194,996	$3,919	$61,290,509	$—	$(60,444,368)	$850,118

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

	Series A Convertible Preferred Shares	Series A Convertible Preferred Stock, Par Value	Series B Convertible Preferred Shares	Series B Convertible Preferred Stock, Par Value	Common Shares	Common Stock, Par Value	Additional Paid in Capital	Deficit Accumulated during the Development Stage	Total Stockholders' Equity
Balance, December 31, 2006	586,125	$58	—	$—	39,194,996	$3,919	$61,290,509	$(60,444,368)	$850,118
Net loss for the year	—	—	—	—	—	—	—	(7,887,265)	(7,887,265)
Stock-based compensation expense	—	—	—	—	—	—	591,561	—	591,561
Common stock issued for services	—	—	—	—	80,000	8	36,792	—	36,800
Series A convertible preferred stock, issued via private placement	28,000	4	—	—	—	—	279,997	—	280,001
Finders fees and expenses, Series A private placement	—	—	—	—	—	—	(36,400)	—	(36,400)
Conversion of Series A preferred stock to common stock	(395,450)	(40)	—	—	7,668,165	767	(727)	—	—
Beneficial conversion feature accreted as a dividend to Series A preferred stock	—	—	—	—	—	—	2,504,475	(2,504,475)	—
Series B convertible preferred stock, issued via private placement	—	—	1,147,050	115	—	—	11,470,385	—	11,470,500
Finders fees and expenses, Series B private placement	—	—	—	—	—	—	(920,960)	—	(920,960)
Beneficial conversion feature accreted as a dividend to Series B preferred stock	—	—	—	—	—	—	10,495,688	(10,495,688)	—
Change in fair value of Series B warrants from date of issuance to expiration of put option	—	—	—	—	—	—	(2,591,005)	—	(2,591,005)

Balance, December 31, 2007	218,675	22	1,147,050	115	46,943,161	4,694	83,120,315	(81,331,796)	1,793,350
Net loss for the year	—	—	—	—	—	—	—	(9,655,471)	(9,655,471)
Recapitalization of majority owned subsidiary via private placements of common stock	—	—	—	—	—	—	2,951,913	—	2,951,913
Minority interest in equity of subsidiary acquired	—	—	—	—	—	—	(42,824)	—	(42,824)
Stock-based compensation expense	—	—	—	—	—	—	589,063	—	589,063
Proceeds from issuance of 11% Notes attributable to detachable warrants	—	—	—	—	—	—	181,732	—	181,732
Conversion of Series A preferred stock to common stock	(120,675)	(12)	—	—	2,413,500	241	(229)	—	—
Conversion of Series B preferred stock to common stock	—	—	(10,000)	(1)	200,000	20	(19)	—	—

Balance, December 31, 2008	98,000	$10	1,137,050	$114	49,556,661	$4,955	$86,799,951	$(90,987,267)	$(4,182,237)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

(Unaudited)

	Series A Convertible Preferred Shares	Series A Convertible Preferred Stock	Series B Convertible Preferred Shares	Series B Convertible Preferred Stock	Common Shares	Common Stock Par Value	Additional Paid in Capital	Deficit Accumulated during the Development Stage	Non- Controlling Interest	Total Stockholders' Equity (Deficit)
Balance, December 31, 2008	98,000	$10	1,137,050	$114	49,556,661	4,955	$86,799,951	$(90,987,267)	$—	$(4,182,237)
Cumulative effect of adoption of ASC Topic 815	—	—	—	—	—	—	(181,732)	(1,903,900)	—	(2,085,632)
Net Loss	—	—	—	—	—	—	—	(15,073,021)	(3,282,393)	(18,355,414)
Stock based compensation expense	—	—	—	—	—	—	1,119,856	—	—	1,119,856
Conversion of Series A preferred stock to common stock	(35,000)	(4)	—	—	894,445	89	(85)	—	—	—
Conversion of Series B preferred stock to common stock	—	—	(122,884)	(12)	2,963,236	296	(284)	—	—	—
Private placements of common stock of majority owned subsidiary	—	—	—	—	—	—	15,970,100	—	—	15,970,100
Fees and expenses associated with private placements of majority owned subsidiary	—	—	—	—	—	—	(260,002)	—	—	(260,002)
Preferred Stock dividend attributable to reset of conversion price in conjunction with waiver of liquidation preference	—	—	—	—	—	—	1,815,592	(1,815,592)	—	—
Cashless Conversion of Warrants to Common Stock	—	—	—	—	193,769	19	(19)	—	—	—

Balance December 31, 2009	63,000	$6	1,014,166	$102	53,608,111	$5,359	$105,263,377	$(109,779,780)	$(3,282,393)	$(7,793,329)
Net Loss	—	—	—	—	—	—	—	(25,793,488)	(7,854,264)	(33,647,752)
Stock based compensation expense	—	—	—	—	—	—	854,651	—	—	854,651
Conversion of Series A preferred stock to common stock	(55,000)	(5)	—	—	1,527,777	153	(148)	—	—	—
Conversion of Series B preferred stock to common stock	—	—	(1,014,166)	(102)	28,171,278	2,817	(2,715)	—	—	—
Common shares in exchange for modification of convertible notes	—	—	—	—	265,770	27	100,169	—	—	100,196
Extinguishment on debt	—	—	—	—	—	—	2,809,531	—	—	2,809,531
Cashless conversion of Warrants to common stock upon extinguishment of convertible notes	—	—	—	—	72,355,769	7,236	(7,236)	—	—	—
Warrants exchanged	—	—	—	—	1,505,699	151	(151)	—	—	—
Direct offering of common stock of controlled subsidiary	—	—	—	—	—	—	7,179,000	—	—	7,179,000
Fair value of warrants issued in connection with controlled subsidiary registered direct offerings reclassified to derivative liability	—	—	—	—	—	—	(3,784,743)	—	—	(3,784,743)
Fees and expenses associated with direct offering of controlled subsidiary	—	—	—	—	—	—	(468,130)	—	—	(468,130)
Reclassification of derivative liability to equity upon termination of price protection	—	—	—	—	—	—	27,511,730	—	—	27,511,730
Common stock issued as settlement for director's fees	—	—	—	—	75,000	8	41,117	—	—	41,125

Balance December 31, 2010	8,000	$1	—	$—	157,509,404	$15,751	$139,496,452	$(135,573,268)	$(11,136,657)	$(7,197,721)

The accompanying notes are an integral part of these condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY (DEFICIT) (Continued)

(Unaudited)

	Series A Convertible Preferred Shares	Series A Convertible Preferred Stock	Series B Convertible Preferred Shares	Series B Convertible Preferred Stock	Common Shares	Common Stock Par Value	Additional Paid in Capital	Deficit Accumulated during the Development Stage	Non- Controlling Interest	Total Stockholders' Equity (Deficit)
Balance December 31, 2010	8,000	$1	—	—	157,509,404	$15,751	$139,496,452	$(135,573,268)	$(11,136,657)	(7,197,721)
Net Loss	—	—	—	—	—	—	—	(6,793,045)	(8,521,084)	(15,314,129)
Stock based compensation expense	—	—	—	—	—	—	424,168	—	—	424,168
Common stock issued for services	—	—	—	—	850,000	85	532,915	—	—	533,000
Value of common stock issued by controlled subsidiary for consulting services provided	—	—	—	—	—	—	341,295	—	—	341,295
Placement of common stock of controlled subsidiary	—	—	—	—	—	—	34,369,064	—	—	34,369,064
Fees and expenses associated with direct offering of controlled subsidiary	—	—	—	—	—	—	(2,148,384)	—	—	(2,148,384)
Warrant exercise					106,667	11	53,323			53,334
Warrants issued in connection with controlled subsidiary registered direct offering reclassified to derivative liability—net	—	—	—	—	—	—	(5,094,186)	—	—	(5,094,186)
Exercise of warrants-controlled subsidiary	—	—	—	—	—	—	415,309	—	—	415,309
Common stocks issued for settlement of directors' fee	—	—	—	—	50,000	5	41,245	—	—	41,250
Sale of option to purchase shares of controlled subsidiary	—	—	—	—	—	—	100,000	—	—	100,000

Balance December 31, 2011	8,000	1	—	—	158,516,071	15,852	168,531,201	(142,366,313)	(19,657,741)	6,523,000
Net income/(loss) for the period	—	—	—	—	—	—	—	109,876,750	(6,957,805)	102,918,945
Stock based compensation expense	—	—	—	—	—	—	497,651	—	—	497,651
Value of common stock issued by controlled subsidiary for services rendered							92,663			92,663
Common stock issued in settlement of directors fees	—	—	—	—	227,272	23	99,977	—	—	100,000
Reclassification of non-controlling interest upon deconsolidation May 9, 2012	—	—	—	—	—	—	—	(26,615,546)	26,615,546	—
Conversion of Series A preferred stock to common stock	(8,000)	(1)	—	—	222,222	22	(21)	—	—	—

Balance September 30, 2012	—	$—	—	$—	158,965,565	$15,897	$169,221,471	$(59,105,109)	$—	$110,132,259

The accompanying notes are an integral part of these condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine months ended September 30, 2012	Nine months ended September 30, 2011	Period from June 5, 1996 (inception) to September 30, 2012
Cash flows from operating activities:
Net income/(loss)	$102,918,945	$(9,399,459)	$(40,000,970)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	—	3,128	111,458
Purchase discount accreted as interest income on U.S.Treasury bills	—	—	(26,950)
Stock-based compensation expense	665,315	574,545	21,598,154
Purchased in-process research and development	—	—	6,841,053
Interest expense on notes	—	—	759,400
Loss on disposal of property and equipment	5,774	—	5,774
Stock-based liquidated damages	—	—	579,696
Change in fair value of derivative instruments—warrants	431,170	(3,346,421)	17,341,455
Loss on debt extinguishment			2,099,892
Net liabilities assumed in excess of assets acquired in merger	—	—	(282,752)
Gain on deconsolidation of Synergy	(120,393,000)	—	(120,393,000)
Loss related to equity method investment	5,750,997	—	5,750,997
Changes in operating assets and liabilities:
Prepaid expenses	721,028	149,314	—
Tax credit receivable	377,865	781,127	—
Security deposit	14,025	—	(73,715)
Accounts payable and accrued expenses	(6,392,554)	1,648,202	(1,698,426)
Due to related party	2,655,594	—	2,655,594

Total Adjustments	(116,163,786)	(190,105)	(64,731,370)

Net cash used in operating activities	(13,244,841)	(9,589,564)	(104,732,340)
Cash flows from investing activities:
Short term investments—purchased	—	—	(5,921,825)
Short term investments—liquidated	—	—	5,948,775
Acquisition of equipment	—	—	(117,233)

Net cash used in investing activities	—	—	(90,283)
Cash flows from financing activities:
Issuance of common and preferred stock	—	—	48,719,673
Issuance of common stock of controlled subsidiary	—	8,040,463	60,543,163
Proceeds from exercise of warrants of controlled subsidiary	—	415,309	415,309
Selling Agent fees and expenses-combined	—	(661,051)	(5,930,684)
Proceeds from sale of 11% Notes	—	—	603,163
Exercise of common stock warrants	—	53,334	372,119
Proceeds from sale of option	—	100,000	100,000

Net cash provided by financing activities	—	7,948,055	104,822,743
Net (decrease) increase in cash and cash equivalents	(13,244,841)	(1,641,509)	120

Cash and cash equivalents at beginning of period	13,244,961	1,708,982	—

Cash and cash equivalents at end of period	$120	$67,473	$120

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Unaudited)

	Nine months ended September 30, 2012	Nine months ended September 30, 2011	Period from June 5, 1996 (inception) to September 30, 2012
Supplementary disclosure of cash flow information:
Cash paid for taxes	$304,251	$6,481	$629,135
Supplementary disclosure of non-cash investing and financing activities:
Series A Preferred stock beneficial conversion feature accreted as a dividend	—	—	(4,888,960)
Series B Preferred stock beneficial conversion feature accreted as a dividend	—	—	(10,495,688)
Series A Preferred stock conversion rate change accreted as a dividend	—	—	(136,889)
Series B Preferred stock conversion rate change accreted as a dividend	—	—	(1,678,703)
Director's fees settled for shares of common stock	100,000	41,250	182,375
Cash received in escrow for June 30, 2010 direct registered offering	—	—	—
Accrued finders' fees related to direct registered offering	—	—	—
Common stock issued to extend notes payable	—	—	100,196
Value of warrants classified as derivative liability—net	$—	$3,719,300	$20,331,912
Value of shares issued for services	$—	$533,000	$625,663

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1. Business overview:

        Callisto Pharmaceuticals, Inc. (which may be referred to as "Callisto", "the Company") is a development stage biopharmaceutical company incorporated under the laws of the State of Delaware on June 5, 1996 (inception). Since inception, Callisto's efforts have been principally devoted to research and development, securing and protecting patents and raising capital.

        From inception through September 30, 2012, Callisto has sustained cumulative net losses attributable to common stockholders of $32,489,564. Callisto's losses have resulted primarily from expenditures incurred in connection with research and development activities, application and filing for regulatory approval of proposed products, stock-based compensation expense, patent filing and maintenance expenses, purchase of in-process research and development, outside accounting and legal services and regulatory, scientific and financial consulting fees, as well as deemed dividends attributable to the beneficial conversion rights of convertible preferred stock at issuance. From inception through September 30, 2012, Callisto has not generated any revenue from operations.

Callisto—Synergy Merger

        On July 20, 2012, Callisto entered into an Agreement and Plan of Merger (the "Merger Agreement") with Synergy Pharmaceuticals, Inc., a Delaware corporation ("Synergy"). Pursuant to the Merger Agreement, following the satisfaction or waiver of each of the applicable conditions set forth in the Merger Agreement, Callisto and Synergy will merge (the "Merger"), whereupon Callisto's separate corporate existence will cease and Synergy will continue as the surviving corporation of the Merger. Callisto is Synergy's largest shareholder.

        On October 15, 2012, Callisto entered into Amendment No. 1 to the above Agreement and Plan of Merger, dated July 20, 2012 with Synergy Pharmaceuticals, Inc., a Delaware corporation. Pursuant to the Amendment, the parties have agreed to, among other things, increase the exchange ratio from .17 to .1799 and change the lock-up provision such that each share of Synergy common stock received in connection with the merger shall be subject to a lock-up beginning on the effective date of the merger and ending on the earlier of (i) twenty-four (24) months after such date, (ii) a Change in Control (as defined in the Merger Agreement), or (iii) written consent of Synergy, at Synergy's sole discretion, provided Synergy's consent shall apply to all shares of Synergy's common stock issued pursuant to the merger.

        The consummation of the Merger is subject to various customary closing conditions, including but not limited to, (i) approval by Callisto's and Synergy's stockholders, (ii) the Registration Statement on Form S-4 shall have been declared effective by the SEC and (iii) the shares of Synergy's common stock to be issued in the Merger shall have been approved for listing on The NASDAQ Capital Market. Upon consummation of the Merger the related party balances due to Synergy, $2,655,594 as of September 30, 2012, will be eliminated.

        Completion of the merger is anticipated to occur during the first quarter of 2013, although there can be no assurance the merger will occur within the expected timeframe or at all.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

2. Basis of presentation and going concern:

        These condensed consolidated financial statements include Callisto and one subsidiary Callisto Research Labs, LLC (including its wholly-owned subsidiary, Callisto Pharma, GmbH (Germany—inactive). All intercompany balances and transactions have been eliminated. These condensed consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements. These statements should be read in conjunction with Callisto's audited financial statements and notes thereto for the year ended December 31, 2011, included in Form 10-K filed with the SEC on March 30, 2012. Certain items in the prior year's financial statements have been reclassified to conform to the current year's presentation.

  Deconsolidation

        On May 9, 2012, Callisto's controlled subsidiary, Synergy, closed an underwritten public offering of 10 million shares of common stock at an offering price of $4.50 per share, resulting in gross proceeds of $45 million before deducting underwriting discounts, commissions and other estimated offering expenses of approximately $3 million. As a result Callisto's equity ownership decreased to approximately 34% of Synergy and Callisto determined that it no longer had control over the operations and decision making of Synergy. Therefore, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements.

        As of the date of deconsolidation, May 9, 2012, Callisto began accounting for its investment in Synergy under the equity method and accordingly recognized its share of Synergy losses in the amount of $3,360,997 and $5,750,997 for the quarter and nine months ended September 30, 2012. No dividends have been received from Synergy since inception. As of September 30, 2012, Callisto's investment in Synergy was $114,453,453.

        In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, primarily consisting of normal adjustments, necessary for the fair presentation of the balance sheet and results of operations for the interim periods. The results of operations for the three and nine months ended September 30, 2012 are not necessarily indicative of the results of operations to be expected for the full year ending December 31, 2012. The condensed consolidated balance sheet as of December 31, 2011 presented above was derived from the audited consolidated financial statements as of that date.

        The condensed consolidated financial statements as of September 30, 2012 and December 31, 2011 have been prepared under the assumption that Callisto will continue as a going concern for the twelve months ending December 31, 2012. Callisto's ability to continue as a going concern is dependent upon its ability to obtain additional equity or debt financing, attain further operating efficiencies and, ultimately, to generate revenue. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

        Net cash used in operating activities was $13,244,841 during the nine months ended September 30, 2012 as compared to $9,589,564 for the nine months ended September 30, 2011 and $104,732,340 during the period from June 5, 1996 (inception) to September 30, 2012. During the three months and nine months ended September 30, 2012 Callisto reported a net loss attributable to common stockholders of $3,891,805 and net income of $109,876,750, respectively. The net loss of attributable to

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

2. Basis of presentation and going concern: (Continued)

common stockholders recorded during the period from June 5, 1996 (inception) to September 30, 2012 was $32,489,564. The gain recognized upon deconsolidation of $120,393,000 is reflected in net losses for the nine month ended and the period from inception to September 30, 2012. To date, Callisto's sources of cash have been primarily limited to the sale of equity securities and issuance of debt instruments. No cash was provided by financing activities for the nine months ended September 30, 2012; and for the period from June 5, 1996 (inception) to September 30, 2012, financing activities provided $104,822,743

3. Recent Accounting Pronouncements

        In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income ("ASU 2011-05") which is intended to facilitate the convergence of U.S. GAAP and International Financial Reporting Standards ("IFRS") as well as to increase the transparency of items reported in other comprehensive income. As a result of ASU 2011-05, all non-owner changes in stockholders' equity are required to be presented in a single continuous statement of comprehensive income or in two separate but consecutive statements. The option to present other comprehensive income in the statement of changes in equity has been eliminated. ASU 2011-05 is effective for fiscal years beginning after December 15, 2011 and should be applied retrospectively. The Company adopted this standard on January 1, 2012 and the adoption did not have a material impact on the Company's consolidated financial statements.

        In May 2011, FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 amends Topic 820 to provide common fair value measurement and disclosure requirements in U.S. Generally Accepted Accounting Principles ("U.S. GAAP") and International Financial Reporting Standards. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements, as well as providing guidance on how fair value should be applied where its use is already required or permitted by other standards within U.S. GAAP. ASU No. 2011-04 is to be applied prospectively, and early adoption is not permitted. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of ASU No. 2011-04 on January 1, 2012 did not have a material impact on the Company's consolidated financial statements.

        In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities." ASU 2011-11 provides for additional disclosures of both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The amendments in this Update are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, and disclosures required by these amendments should be provided retrospectively for all comparative periods presented. The adoption of ASU No. 2011-11 is not expected to have a material impact on the Company's consolidated financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

4. Accounting for share-based payments

        ASC Topic 718 "Compensation—Stock Compensation" requires companies to measure the cost of employee services received in exchange for the award of equity instruments based on the estimated fair value of the award at the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award.

        ASC Topic 718 did not change the way Callisto accounts for non-employee stock-based compensation. Callisto continues to account for shares of common stock, stock options and warrants issued to non-employees based on the fair value of the stock, stock option or warrant, if that value is more reliably measurable than the fair value of the consideration or services received. The Company accounts for stock options issued and vesting to non-employees in accordance with ASC Topic 505-50 "Equity-Based Payment to Non-Employees" whereas the value of the stock compensation is based upon the measurement date as determined at either a) the date at which a performance commitment is reached, or b) at the date at which the necessary performance to earn the equity instruments is complete. Accordingly the fair value of these options is being "marked to market" quarterly until the measurement date is determined.

        ASC Topic 718 requires that cash flows resulting from tax deductions in excess of the cumulative compensation cost recognized for options exercised (excess tax benefits) be classified as cash inflows from financing activities and cash outflows from operating activities. Due to Callisto's accumulated deficit position, no tax benefits have been recognized in the cash flow statement.

        Callisto accounts for common stock, stock options, and warrants granted to employees and non-employees based on the fair market value of the instrument, using the Black-Scholes option pricing model based on assumptions for expected stock price volatility, term of the option, risk-free interest rate and expected dividend yield, at the grant date.

Callisto options

        Stock based compensation expense, related to Callisto employee and non-employee share based payments, has been recognized in operating results as follow:

	Three Months Ended September 30,		Nine Months Ended September 30,
					June 5, 1996 (Inception) to September 30, 2012
	2012	2011	2012	2011
Employees—included in research and development	$—	$—	$—	$—	$2,692,157
Employees—included in general and administrative	5,900	2,426	17,572	23,202	4,875,833

Subtotal employee stock option grants	5,900	2,426	17,572	23,202	7,567,990
Non-employee—research and development	—	—	—	—	102,750
Non-employee—general and administrative	9,213	109,412	91,596	244,509	10,402,618

Subtotal non-employee stock option grants	9,213	109,412	91,596	244,509	10,505,368

Total stock based compensation expense	$15,113	$111,838	$109,168	$267,261	$18,073,358

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

4. Accounting for share-based payments (Continued)

        The unrecognized compensation cost related to employee non-vested Callisto stock options outstanding at September 30, 2012, net of expected forfeitures, was $9,824 to be recognized over a weighted average vesting period of approximately 4 months. No options were granted during the quarter ended September 30, 2012.

        The estimated fair value of each Callisto stock option award was determined on the date of grant using the Black-Scholes option valuation model with the following weighted-average assumptions during the nine months ended September 30, 2011.

	Nine months ended September 30,
	2012		2011
Risk free interest rate	(*	)%	1.85%
Dividend yield	(*	)	n/a
Expected volatility	(*	)%	90%
Expected term	(*	)	5 years

(*)
No options were granted during nine months ended September 30, 2012.

        A summary of stock option activity and of changes in Callisto stock options outstanding under Callisto's plans is presented below:

	Number of options	Exercise Price Per Share	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value	Weighted Average Remaining Contractual Term
Balance outstanding, December 31, 2011	7,435,372	$0.08 - 3.60	$1.49	$7,200	3.39
Granted	—	$—	$—	—
Forfeitures	—	$—	$—	—

Balance outstanding, September 30, 2012	7,435,372	$0.08 - 3.60	$1.49	$360,215	2.64

Exercisable as of September 30, 2012	5,907,372	$0.08 - 3.60	$1.37	$250,155	2.42

Synergy Options

        ASC Topic 718 "Compensation—Stock Compensation" requires companies to measure the cost of employee services received in exchange for the award of equity instruments based on the estimated fair value of the award at the date of grant. The expense is to be recognized over the period during which an employee is required to provide services in exchange for the award. ASC Topic 718 did not change the way Synergy accounts for non-employee stock-based compensation. Synergy continues to account for shares of common stock, stock options and warrants issued to non-employees based on the fair value of the stock, stock option or warrant, if that value is more reliably measurable than the fair value of the consideration or services received. The Company accounts for stock options issued and vesting to non-employees in accordance with ASC Topic 505-50 "Equity -Based Payment to Non-Employees" and

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

4. Accounting for share-based payments (Continued)

accordingly the value of the stock compensation to non-employees is based upon the measurement date as determined at either a) the date at which a performance commitment is reached, or b) at the date at which the necessary performance to earn the equity instruments is complete. Accordingly the fair value of these options is being "marked to market" quarterly until the measurement date is determined.

        ASC Topic 718 requires that cash flows resulting from tax deductions in excess of the cumulative compensation cost recognized for options exercised (excess tax benefits) be classified as cash inflows from financing activities and cash outflows from operating activities. Due to Synergy's accumulated deficit position, no excess tax benefits have been recognized. Synergy accounts for common stock, stock options, and warrants granted to employees and non-employees based on the fair market value of the instrument, using the Black-Scholes option pricing model based on assumptions for expected stock price volatility, term of the option, risk-free interest rate and expected dividend yield, at the grant date.

        Synergy adopted the 2008 Equity Compensation Incentive Plan (the "Plan") during the quarter ended September 30, 2008. Stock options granted under the Plan typically vest after three years of continuous service from the grant date and have a contractual term of ten years.

	Three Months Ended September 30,		Nine Months Ended September 30		November 15, 2005 (inception) to September 30, 2012(1)
	2012(1)	2011	2012(1)	2011
Employees—included in research and development	$—	$—	$164,460	$—	$791,242
Employees—included in general and administrative	—	2,426	127,013	23,202	901,424
Non-employees—included in research and development	—	—	—	—	168,096
Non-employees—included in general and administrative	—	109,412	264,674	244,059	1,664,034

Total stock-based compensation expense	$—	$111,838	$556,147	$267,261	$3,524,796

(1)
On May 9, 2012, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements. Accordingly stock based compensation expense for Synergy is not included subsequent to that date.

5. Investment in Synergy

        On May 9, 2012, Callisto's controlled subsidiary, Synergy, closed an underwritten public offering of 10 million shares of common stock at an offering price of $4.50 per share, resulting in gross proceeds of $45 million before deducting underwriting discounts, commissions and other estimated offering expenses of approximately $3 million. As a result, Callisto's equity ownership decreased to approximately 34% of Synergy and Callisto determined that it no longer had control over the operations and decision making of Synergy. Therefore, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

5. Investment in Synergy (Continued)

        As of the date of deconsolidation, May 9, 2012, Callisto began accounting for its investment in Synergy under the equity method and accordingly recognized its share of Synergy losses in the amount of $3,360,997 and $5,750,997 for the three months and nine months ended September 30, 2012, respectively. No dividends have been paid by Synergy from inception to September 30, 2012. The balance of the investment in Synergy carried on Callisto's balance sheet, using the equity method of accounting as of September 30, 2012, was $114,453,453.

        The following table summarizes financial information of Synergy at September 30, 2012.

Income Statement data:

	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012	November 15, 2005 (inception) to September 30, 2012
Loss from Operations	$(10,088,770)	$(26,702,794)	$(102,917,092)
Total Other Income/(Expense)	203,483	(763,585)	5,913,516
Net Loss	(9,885,287)	(27,466,379)	(97,075,397)

Balance Sheet data:

September 30, 2012
(unaudited)
Cash and cash equivalents	$17,244,049
Available-for-sales securities short term	20,123,315
Due from related party ("Callisto Pharmaceuticals")	2,655,594
Total Assets	41,329,685
Total Current Liabilities	4,975,195
Derivative financial instruments, at estimated fair value-warrants	4,663,395
Total Liabilities	9,638,590
Total Stockholders' Equity	31,691,095

6. Research and Development Expense

        Research and development costs include expenditures in connection with an in-house research and development laboratory, salaries and staff costs, application and filing for regulatory approval of proposed products, purchased in-process research and development, regulatory and scientific consulting fees, as well as contract research, patient costs, drug formulation and tableting, data collection, monitoring, insurance and FDA consultants.

        In accordance with FASB ASC Topic 730-10-55, Research and Development, Synergy recorded prepaid research and development costs of $577,745 as of December 31, 2011, for nonrefundable pre-payments for production of drug substance and analytical testing services for its drug candidates. In accordance with this guidance, Synergy expenses deferred research and development costs when drug compound is delivered and services are performed. As of September 30, 2012 Synergy's assets and

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

6. Research and Development Expense (Continued)

liabilities have been deconsolidated and as a result there are no prepaid research and development costs on the balance sheet. See Note 5 above.

7. Income Taxes

        For the nine months ended September 30, 2012 Callisto recorded $225,000 of New York State investment tax expense related to the tax years 2009 to 2011.

8. Net Loss per Share

        Basic and diluted net loss per share is presented in conformity with ASC Topic 260, "Earnings per Share," for all periods presented. In accordance with ASC Topic 260, basic and diluted net loss per common share was determined by dividing net loss attributable to common stockholders by the weighted-average common shares outstanding during the period. For the three months ended September 30, 2012 and 2011 and for the nine months ended September 30, 2011, diluted weighted-average shares are the same as basic weighted-average shares since the inclusion of issuable shares pursuant to the exercise of stock options and warrants, and the conversion of preferred stock would have been antidilutive. For the nine months ended September 30 diluted weighted-average shares were computed using the Treasury Stock Method, since the inclusion of issuable shares pursuant to the exercise of stock options and warrants, and the conversion of preferred stock was dilutive.

        The following table sets forth the potentially dilutive effect of all outstanding equity instruments:

	September 30, 2012	September 30, 2011
Common Shares outstanding	158,965,565	158,516,071
Potentially dilutive common shares issuable upon:
Exercise of warrants	988,741	7,203,260
Exercise of Callisto stock options	7,435,372	7,435,372
Conversion of Series A Convertible Preferred Stock	—	222,222

Total fully diluted pro-forma	167,389,678	173,376,925

9. Derivative Financial Instruments

        Effective January 1, 2009, the Company adopted provisions of ASC Topic 815-40, "Derivatives and Hedging: Contracts in Entity's Own Equity" ("ASC Topic 815-40"). ASC Topic 815-40 clarifies the determination of whether an instrument issued by an entity (or an embedded feature in the instrument) is indexed to an entity's own stock, which would qualify as a scope exception under ASC Topic 815-10.

Synergy Derivative Financial Instruments

        Effective January 1, 2009, the Company adopted provisions of ASC Topic 815-40, "Derivatives and Hedging: Contracts in Entity's Own Equity" ("ASC Topic 815-40"). ASC Topic 815-40 clarifies the

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

9. Derivative Financial Instruments (Continued)

determination of whether an instrument issued by an entity (or an embedded feature in the instrument) is indexed to an entity's own stock, which would qualify as a scope exception under ASC Topic 815-10.

        Based upon the Company's analysis of the criteria contained in ASC Topic 815-40, Synergy has determined that certain warrants issued in connection with sale of its common stock must be classified as derivative instruments. In accordance with ASC Topic 815-40, these warrants are also being re-measured at each balance sheet date based on estimated fair value, and any resultant changes in fair value is being recorded in the Company's statement of operations. The Company estimates the fair value of certain warrants using the Black-Scholes option pricing model in order to determine the associated derivative instrument liability and change in fair value described above. The range of assumptions used to determine the fair value of the warrants at each period end during the periods indicated below were:

	January 1, 2012 to May 9, 2012(1)	Nine Months Ended September 30, 2011
Estimated fair value of Synergy common stock	$4.05 - $4.75	$2.56 - $3.30
Expected warrant term	2.4 - 5.7 years	5 - 7 years
Risk-free interest rate	0.32% - 1.33%	1.18% - 2.5%
Expected volatility	60%	90%
Dividend yield	—	—

(1)
Synergy's assets and liabilities have been deconsolidated as of May 9, 2012 and as a result there was no derivative instrument liability on the balance sheet as of September 30 2012. Changes in fair values of Synergy derivative instruments have been recorded through May 9, 2012.

        Estimated fair value of stock is the closing market price of the Company's common stock on the date of warrant issuance and at the end of each reporting period when the derivative instruments are marked to market. Expected volatility is based on historical volatility of Synergy's common stock. The warrants have a transferability provision and based on guidance provided in SAB 107 for instruments issued with such a provision, Synergy used the full contractual term as the expected term of the warrants. The risk free rate is based on the U.S. Treasury security rates for maturities consistent with the expected remaining term of the warrants and the date of grant or quarterly revaluation.

        Certain of Synergy's warrants issued during the nine months ended September 30, 2011 contained a price protection clause which variable term required the Company to use a binomial model to determine fair value. There were no such price protected warrants issued during the nine months

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

9. Derivative Financial Instruments (Continued)

ended September 30, 2012. The range of assumptions used to determine the fair value of the warrants was as follows:

	Jan 1 to May 9, 2012	Nine months ended, September 30, 2011
Estimated fair value of stock	$3.28 - $4.50	$2.72 - $3.78
Expected warrant term	4.4 - 4.6 years	6.59 - 7 years
Risk-free interest rate	0.72% - 1.03%	1.18% - 2.50%
Expected volatility	60%	90%
Dividend yield	—	—

        In the Binomial model, the assumption for estimated fair value of the stock is based on a Black-Scholes based apportionment of the unit price paid for the shares and warrants issued in Synergy's most recent registered direct offerings, which resulting stock prices were deemed to be arms-length negotiated prices. Expected volatility is based on historical volatility of Synergy's common stock. The warrants have a transferability provision and based on guidance provided in SAB 107 for instruments issued with such a provision, Synergy used the full contractual term as the expected term of the warrants. The risk free rate is based on the U.S. Treasury security rates for maturities consistent with the expected remaining term of the warrants.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

9. Derivative Financial Instruments (Continued)

        The following table sets forth the components of changes in the Synergy's derivative financial instruments liability balance for the periods indicated:

Date	Description	Warrants	Derivative Instrument Liability
12/31/2010	Balance of derivative financial instruments liability	728,469	$3,487,959
3/31/2011	Fair value of new warrants issued during the quarter	210,000	$1,312,673
3/31/2011	Change in fair value of warrants during the quarter recognized as other expense in the statement of operations	—	$338,715
3/31/2011	Balance of derivative financial instruments liability	938,469	$5,139,347
6/30/2011	Fair value of new warrants issued during the quarter	611,207	$2,607,827
6/30/2011	Exercise of warrants during the quarter	(80,000)	$(486,328)
6/30/2011	Change in fair value of warrants during the quarter recognized as other expense in the statement of operations	—	$697,660
6/30/2011	Balance of derivative financial instruments liability	1,469,676	$7,958,506
9/30/2011	Fair value of new warrants issued during the quarter	40,458	$285,128
9/30/2011	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	$(4,382,796)
9/30/2011	Balance of derivative financial instruments liability	1,510,134	$3,860,838
12/31/2011	Fair value of new warrants issued during the quarter	1,810,294	$3,082,203
12/31/2011	Reclass of derivative liability to equity during the quarter	(1,055,268)	$(1,707,317)
12/31/2011	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	$(1,910,610)
12/31/2011	Balance of derivative financial instruments liability	2,265,160	$3,325,114
3/31/2012	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	(7,946)

3/31/2012	Balance of derivative financial instruments liability	2,265,160	3,317,168
5/9/12	Change in fair value of warrants during the quarter recognized as other income in the statement of operations	—	439,116
5/9/12	Reclassification due to deconsolidation	(2,265,160)	(3,756,284)

9/30/2012	Balance of derivative financial instruments liability	—	—

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

9. Derivative Financial Instruments (Continued)

Synergy Fair Value Measurements

        The following table presents the Company's liabilities that are measured and recognized at fair value on a recurring basis classified under the appropriate level of the fair value hierarchy as of December 31, 2011 and September 30, 2012:

Description	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2011	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2012
Derivative liabilities related to Warrants	$—	$—	$3,325,114	$3,325,114	$—	$—	$—	$—	*

        The following table sets forth a summary of changes in the fair value of the Company's Level 3 liabilities for the nine months ended September 30, 2012:

Description	Balance at December 31, 2011	Fair Value of warrants upon issuance	Unrealized (gains) or losses	Balance as of September 30, 2012(*)
Derivative liabilities related to Warrants	$3,325,114	$—	$—	$—

(*)
Synergy's assets and liabilities have been deconsolidated as of May 9, 2012 and as a result there was no derivative instrument liability on the Callisto's balance sheet as of September 30 2012. Changes in fair values of Synergy derivative instruments have been recorded through May 9, 2012.

        The unrealized gains or losses on the derivative liabilities are recorded as a change in fair value of derivative liabilities in the Company's statement of operations. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. At each reporting period, the Company reviews the assets and liabilities that are subject to ASC Topic 815-40. At each reporting period, all assets and liabilities for which the fair value measurement is based on significant unobservable inputs or instruments which trade infrequently and therefore have little or no price transparency are classified as Level 3.

10. Stockholder's Equity

        On January 30, 2012 Synergy issued 26,250 unregistered shares of its common stock to its corporate counsel for professional services rendered. The shares had a fair value on the date of issuance of $3.53 per share and $92,663 was recorded as legal expense during the quarter ended March 31, 2012.

        On July 13, 2012 Callisto issued 227,272 unregistered shares of its common stock to two independent directors in settlement of director's fees payable. The value of the services rendered was $50,000 to each director for past services rendered to Callisto.

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

10. Stockholder's Equity (Continued)

        On August 3, 2012 8,000 shares of Series A Convertible Preferred Stock were converted to 222,222 shares of common stock at a conversion price of $0.36 per share. As of September 30, 2012 Callisto had no Series A or Series B Convertible Preferred Stock outstanding.

11. Related Parties

        As of September 30, 2012 Callisto owns 34% of Synergy's outstanding shares.

        As of September 30, 2012 Synergy had advanced Callisto $2,655,594 which is Callisto's share of Synergy payments for common operating costs since July 2008 that Callisto was unable to fund. The indebtedness as of December 31, 2011 is evidenced by an unsecured promissory note which bears interest at 6% per annum..

        As of September 30, 2012 and December 31, 2011, the balances due to Synergy are comprised of the following amounts at the dates indicated:

	September 30, 2012	December 31, 2011
Rent, utilities and property taxes	$114,313	$90,166
Insurance and other facilities related overhead	311,215	249,635
Independent accountants and legal fees	696,519	510,331
Financial printer and transfer agent fees	268,356	217,476
Salaries and consulting fees	329,660	289,270
Income taxes	297,725	—
Merger fairness opinion	210,000	—
Working capital advances, net of repayments	427,806	184,578

Total due from Callisto	$2,655,594	$1,541,456

        Upon consummation of the Merger the related party balances due to Synergy $2,655,594 as of September 30, 2012, will be eliminated.

12. Contingencies

        On August 9, 2012, a purported stockholder class action complaint was filed in the Supreme Court for the State of New York, captioned Shona Investments v. Callisto Pharmaceuticals, Inc., et al., Civil Action No. 652783/2012. The complaint names as defendants, Callisto, each member of the Board of Callisto (the "Individual Defendants ") and Synergy. The complaint generally alleges that the Individual Defendants breached their fiduciary duties and that Synergy aided and abetted the purported breaches of such fiduciary duties. The relief sought includes, among other things, an injunction prohibiting consummation of the proposed transaction, rescission (to the extent the proposed transaction has already been consummated) and the payment of plaintiffs' attorneys' fees and costs. Callisto and Synergy believe the plaintiffs' allegations lack merit and will contest them.

        On August 31, 2012, a purported stockholder class action complaint was filed in the Court of Chancery of the State of Delaware, captioned Gary Wagner v. Gary S. Jacob, Inc., et al., Case

CALLISTO PHARMACEUTICALS, INC.
(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

12. Contingencies (Continued)

No. 7820-VCP. The complaint names as defendants, Callisto, the Individual Defendants and Synergy. The complaint generally alleges that the Individual Defendants breached their fiduciary duties and that Synergy aided and abetted the purported breaches of such fiduciary duties. The relief sought includes, among other things, an injunction prohibiting consummation of the proposed transaction, rescission (to the extent the proposed transaction has already been consummated) and the payment of plaintiffs' attorneys' fees and costs. Callisto and Synergy believe the plaintiffs' allegations lack merit and will contest them.

13. Subsequent Events

        On October 15, 2012, Callisto entered into Amendment No. 1 to the Agreement and Plan of Merger, dated July 20, 2012 with Synergy. Pursuant to the Amendment, the parties have agreed to, among other things, increase the exchange ratio from .17 to .1799 and change the lock-up provision such that each share of Synergy common stock received in connection with the merger shall be subject to a lock-up beginning on the effective date of the merger and ending on the earlier of(i) twenty-four (24) months after such date, (ii) a Change in Control (as defined in the Merger Agreement), or (iii) written consent of Synergy, at Synergy's sole discretion, provided Synergy's consent shall apply to all shares of the Synergy's common stock issued pursuant to the merger.

        As Callisto does not meet the definition of a business under ASC 805, the merger will not be accounted for as a business combination. The merger is expected to be accounted for as a recapitalization of Synergy, affected through exchange of Callisto shares for Synergy shares, and the cancellation of Synergy shares held by Callisto. The excess of Synergy shares issued to Callisto shareholders over the Synergy shares held by Callisto is the result of a discount associated with the restricted nature of the Synergy shares to be received by Callisto shareholders. Therefore, considering this discount, the share exchange has been determined to be equal from a fair value stand point. Upon the effective date of the Merger, Synergy will account for the merger by assuming Callisto's net liabilities. Synergy's financial statements will reflect the operations of Callisto prospectively and will not be restated retroactively to reflect the historical financial position or results of operations of Callisto.

ITEM 2.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our condensed consolidated financial statements and other financial information appearing elsewhere in this quarterly report. In addition to historical information, the following discussion and other parts of this quarterly report contain forward-looking statements. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," believe," "estimate" and "continue" or similar words. Forward-looking statements include information concerning possible or assumed future business success or financial results. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Accordingly, we do not undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

        The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties set forth under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011 and other periodic reports filed with the SEC. Accordingly, to the extent that this Report contains forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of the Company, please be advised that Callisto's actual financial condition, operating results and business performance may differ materially from that projected or estimated by the Company in forward-looking statements. All drug candidates to treat GI disorders and diseases, currently plecanatide and SP-333, are being developed exclusively by Synergy Pharmaceuticals, Inc., ("Synergy"). Use of the terms "we", "our" or "us" in connection with GI drug candidates discussed herein refer to research and development activities and plans of Synergy.

BUSINESS OVERVIEW

        We are a development stage biopharmaceutical company focused primarily on the development of drugs to treat gastrointestinal ("GI") disorders and diseases and was incorporated under the laws of the State of Delaware on June 5, 1996 (inception). Since inception, our efforts have been principally devoted to research and development, securing and protecting patents Synergy and raising capital.

Callisto—Synergy Merger

        On July 20, 2012, Callisto entered into an Agreement and Plan of Merger (the "Merger Agreement") with Synergy Pharmaceuticals Inc., a Delaware corporation ("Synergy"). Pursuant to the Merger Agreement, following the satisfaction or waiver of each of the applicable conditions set forth in the Merger Agreement, Callisto and Synergy will merge (the "Merger"), whereupon Callisto's separate corporate existence will cease and Synergy will continue as the surviving corporation of the Merger. Callisto is Synergy's largest shareholder.

        On October 15, 2012, Callisto entered into Amendment No. 1 to the above Agreement and Plan of Merger, dated July 20, 2012 with Synergy. Pursuant to the Amendment, the parties have agreed to, among other things, increase the exchange ratio from .17 to .1799 and change the lock-up provision such that each share of Synergy common stock received in connection with the merger shall be subject to a lock-up beginning on the effective date of the merger and ending on the earlier of (i) twenty-four (24) months after such date, (ii) a Change in Control (as defined in the Merger Agreement), or (iii) written consent of Synergy, at Synergy's sole discretion, provided Synergy's consent shall apply to all shares of Synergy's common stock issued pursuant to the merger.

        The consummation of the Merger is subject to various customary closing conditions, including but not limited to, (i) approval by Callisto's and Synergy's stockholders, (ii) the Registration Statement on Form S-4 shall have been declared effective by the SEC and (iii) the shares of Synergy's common stock to be issued in the Merger shall have been approved for listing on The NASDAQ Capital Market. Upon consummation of the Merger the related party balances due to Synergy, $2,655,594 as of September 30, 2012, will be eliminated.

        Completion of the merger is anticipated to occur during the first quarter of 2013, although there can be no assurance the merger will occur within the expected timeframe or at all.

Critical Accounting Policies

Investment in Synergy

        We account for our investment in Synergy under the equity method of accounting, as we do not have the elements of control that would require consolidation. The investment is adjusted quarterly for equity in Synergy's net income or loss.

FINANCIAL OPERATIONS OVERVIEW

        From inception through September 30, 2012, we have sustained cumulative net losses attributable to common stockholders of $32,489,564. Our losses have resulted primarily from expenditures incurred in connection with research and development activities related to the application and filing for regulatory approval of proposed products, stock-based compensation expense, patent filing and maintenance expenses, purchase of in-process research and development, outside accounting and legal services and regulatory, scientific and financial consulting fees, as well as deemed dividends attributable to the beneficial conversion rights of convertible preferred stock at issuance. From inception through September 30, 2012, we have not generated any revenue from operations, expect to incur additional losses to perform further research and development activities and do not currently have any commercial biopharmaceutical products, and do not expect to have such for several years, if at all.

        Net cash used in operating activities was $13,244,841 during the nine months ended September 30, 2012 as compared to $9,589,564 for the nine months ended September 30, 2011 and $104,732,340 during the period from June 5, 1996 (inception) to September 30, 2012. During the three months and nine months ended September 30, 2012 we incurred net loss attributable to common stockholders of $3,891,805, net income of $109,876,750, respectively, and a net loss of $32,489,564 during the period from June 5, 1996 (inception) to September 30, 2012.

        To date, our sources of cash have been primarily limited to the sale of equity securities and issuance of debt instruments. Net cash provided by financing activities for the nine months ended September 30, 2011 and for the period from June 5, 1996 (inception) to September 30, 2012, was $7,948,055 and $104,822,743 respectively. There was no cash provided by our financing activities during the nine months ended September 30, 2012.

OFF-BALANCE SHEET ARRANGEMENTS

        We had no off-balance sheet arrangements as of September 30, 2012.

RESULTS OF OPERATIONS

THREE MONTHS ENDED September 30, 2012 AND September 30, 2011

        We had no revenues during the three months ended September 30, 2012 and 2011 because we do not have any commercial biopharmaceutical products and we do not expect to have such products for several years, if at all.

        Callisto incurred no research and development expenses for the three months ended September 30, 2012 as compared to $3,882,802 for the three months ended September 30, 2011. This decrease was the result of the Synergy deconsolidation, effective May 9th, 2012. During the three months ended September 30, 2011, Callisto incurred no research and development expenses other than those attributable to Synergy.

        General and administrative expenses decreased $870,944 or 67%, to $418,001 for the three months ended September 30, 2012 from $1,288,945 for the three months ended September 30, 2011. This decrease was the result of the Synergy deconsolidation, effective May 9th, 2012. The difference of $ 870,944 represented Synergy related 2011 expense, not included during the three months ended September 30, 2012 as a result of the deconsolidation.

        Net loss attributable to common stockholders for the three months ended September 30, 2012 increased $3,378,487 to $3,891,805 compared to a net loss of $513,318 incurred for the three months ended September 30, 2012. The increased loss is primary the result of gain of $4,382,796 from changes in the fair value of derivative instruments during the three month ended September 30, 2011. No such gains were during the three month ended September 30, 2012.

NINE MONTHS ENDED SEPTEMBER 30, 2012 AND SEPTEMBER 30, 2011

        We had no revenues during the nine months ended September 30, 2012 and 2011 because we do not have any commercial biopharmaceutical products and we do not expect to have such products for several years, if at all.

        Research and development expenses for the nine months ended September 30, 2012 increased $269,401or 3.5%, to $7,880,230 from $7,610,829 for the nine months ended September 30, 2011. The $7,880,230 during the nine months this year included approximately four months of Synergy's research and development expenses incurred prior to the deconsolidation, while $$7,610,829 during the nine months last year included nine months of Synergy's expenses. This increase of $269,401 was primary due to Synergy's increased development cost prior to deconsolidation on May 9, 2012.

        General and administrative expenses decreased $1,947,975 or 38%, to $3,176,502 for the nine months ended September 30, 2012 from $5,124,477 for the nine months ended September 30, 2011. The nine months ended September 30, 2012 included approximately four month of Synergy's general and administrative expenses, while during the nine months last year included nine months of Synergy's expenses. The difference of $1,974,975 represented approximately five months of Synergy's general and administrative expense, incurred subsequent to the deconsolidation on May 9, 2012 and therefore not included in our general and administrative expense.

        Net income attributable to common stockholders for the nine months ended September 30, 2012 of $109,876,750, compared to a net loss of $4,775,281 incurred for the nine months ended September 30, 2011. The increase is primary due to the $120,393,000 gain recognized on the deconsolidation of Synergy on May 9, 2012, net of a $5,750,997 loss recognized in our investment in Synergy using the equity method for the period May 10, 2012 through September 30, 2012.

LIQUIDITY AND CAPITAL RESOURCES

        We had $120 in cash and cash equivalents as of September 30, 2012, compared to $13,244,961 as of December 31, 2011, which includes Synergy. On May 9, 2012, Synergy closed an underwritten public offering of 10 million shares of common stock at an offering price of $4.50 per share, resulting in gross proceeds of $45 million before deducting underwriting discounts, commissions and other estimated. As a result our equity ownership in Synergy decreased to approximately 34% and we determined that we no longer had control over the operations and decision making of Synergy. Therefore, we deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from our financial statements as of May 9, 2012.

        Our condensed consolidated financial statements as of September 30, 2012 and December 31, 2011 have been prepared under the assumption that we will continue as a going concern for the next twelve months. Our independent registered public accounting firm has issued a report that included an explanatory paragraph referring to our recurring losses from operations and expressing substantial doubt in our ability to continue as a going concern without additional capital becoming available. Our ability to continue as a going concern is dependent upon our ability to obtain additional equity or debt financing. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

CRITICAL ACCOUNTING POLICIES

        Financial Reporting Release No. 60 requires all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements. Our accounting policies are described in ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA of our Annual Report on Form 10-K as of and for year ended December 31, 2011, filed with the SEC on March 30, 2012.

        On May 9, 2012, Callisto's controlled subsidiary, Synergy, closed an underwritten public offering of 10 million shares of common stock at an offering price of $4.50 per share, resulting in gross proceeds of $45 million before deducting underwriting discounts, commissions and other estimated offering expenses of approximately $3 million. As a result, Callisto's equity ownership decreased to approximately 34% of Synergy and Callisto determined that it no longer had control over the operations and decision making of Synergy. Therefore, Callisto deconsolidated Synergy and derecognized the Synergy assets, liabilities, and non-controlling interest from its financial statements as of May 9, 2012 began accounting for its investment in Synergy under the equity method

        Except for the above there have been no changes to our critical accounting policies since December 31, 2011.

ITEM 3.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        Our exposure to market risk on the fair values of certain assets is related to credit risk associated with securities held in short term investment accounts, commercial paper included in short term money market accounts and the FDIC insurance limit on our bank balances. At September 30, 2012 we have no balances in money market accounts.

ITEM 4.    CONTROLS AND PROCEDURES

        Based on an evaluation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended) required by paragraph (b) of Rule 13a-15 or Rule 15d-15, as of September 30, 2012, our Chief Executive Officer and Principal Financial Officer have concluded that as of September 30, 2012, our disclosure controls and procedures were not effective in ensuring that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

        In connection with the preparation of our annual financial statements, our management performed an assessment of the effectiveness of internal control over financial reporting as of December 31, 2011. Management's assessment included an evaluation of the design of our internal control over financial reporting and the operational effectiveness of those controls. Based on this evaluation, management determined that, as of December 31, 2011, there were material weaknesses in our internal control over financial reporting. The material weaknesses identified during management's assessment were (i) an ineffective whistle-blower program or other comparable mechanism and (ii) a failure to maintain an ongoing program to manage identified fraud risks. As of December 31, 2011, we did not maintain effective internal control over financial reporting. As defined by Regulation S-X, Rule 1-02(a)(4), a material weakness is a deficiency or a combination of deficiencies, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected.

        In designing and evaluating our disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily is required to apply its judgment in evaluating the relationship between the benefit of desired controls and procedures and the cost of implementing new controls and procedures.

CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING

        There were no changes in our internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that could significantly affect internal controls over financial reporting during the quarter ended September 30, 2012.

PART II. OTHER INFORMATION

ITEM 1.    LEGAL PROCEEDINGS

        On August 9, 2012, a purported stockholder class action complaint was filed in the Supreme Court for the State of New York, captioned Shona Investments v. Callisto Pharmaceuticals, Inc., et al., Civil Action No. 652783/2012. The complaint names as defendants, Callisto, each member of the Board of Callisto (the "Individual Defendants") and Synergy. The complaint generally alleges that the Individual Defendants breached their fiduciary duties and that Synergy aided and abetted the purported breaches of such fiduciary duties. The relief sought includes, among other things, an injunction prohibiting consummation of the proposed transaction, rescission (to the extent the proposed transaction has already been consummated) and the payment of plaintiffs' attorneys' fees and costs. Callisto and Synergy believe the plaintiffs' allegations lack merit and will contest them.

        On August 31, 2012, a purported stockholder class action complaint was filed in the Court of Chancery of the State of Delaware, captioned Gary Wagner v. Gary S. Jacob, Inc., et al., Case No. 7820-VCP. The complaint names as defendants, Callisto, the Individual Defendants and Synergy. The complaint generally alleges that the Individual Defendants breached their fiduciary duties and that Synergy aided and abetted the purported breaches of such fiduciary duties. The relief sought includes, among other things, an injunction prohibiting consummation of the proposed transaction, rescission (to the extent the proposed transaction has already been consummated) and the payment of plaintiffs' attorneys' fees and costs. Callisto and Synergy believe the plaintiffs' allegations lack merit and will contest them.

        Other than the above, there have been no material changes from the legal proceedings disclosed in our Form 10-K for the year ended December 31, 2011.

ITEM 1A.    RISK FACTORS

        On July 20, 2012, Callisto and Synergy entered into Merger Agreement which was amended on October 15, 2012. The following risk factors are in addition to the risk factors disclosed in our Form 10-K for the year ended December 31, 2011.

RISKS RELATED TO THE MERGER

All of Callisto's executive officers and all but one of its directors have conflicts of interest that may influence them to support or approve the merger without regard to your interests.

        All of the Callisto officers will be employed by the combined company and certain directors will continue to serve on the board of directors of the combined company following the consummation of the merger. In addition, all of the Callisto officers and some of the directors have a direct or indirect financial interest in both Callisto and Synergy. These interests, among others, may influence such executive officers and directors of Callisto to support or approve the merger.

The exchange ratio is not adjustable based on the market price of Synergy common stock so the merger consideration at the closing may have a greater or lesser value than it had at the time the merger agreement was signed.

        The parties to the merger agreement have set the exchange ratio for the Callisto common stock and the exchange ratio is not adjustable. Any changes in the market price of Synergy common stock will not affect the number of shares holders of Callisto common stock will be entitled to receive upon consummation of the merger. Therefore, if the market price of Synergy common stock declines from the market price on the date of the merger agreement prior to the consummation of the merger, Callisto stockholders could receive merger consideration with considerably less value. Similarly, if the market price of Synergy common stock increases from the market price on the date of the merger agreement prior to the consummation of the merger, Callisto stockholders could receive merger consideration with considerably more value than their shares of Callisto common stock and the Synergy stockholders immediately prior to the merger will not be compensated for the increased market value of the Synergy common stock. The merger agreement does not include a price-based termination right. Because the exchange ratio does not adjust as a result of changes in the value of Synergy common stock, for each one percentage point that the market value of Synergy common stock rises or declines, there is a corresponding one percentage point rise or decline, respectively, in the value of the total merger consideration issued to the Callisto stockholders. For example, on July 20, 2012, the date of the execution of the merger agreement, the closing price of Synergy common stock, as reported on The NASDAQ Capital Market, was $4.34 per share. Assuming that a total of 28,597,905 shares of Synergy common stock are issued to Callisto stockholders upon the closing of the merger at a per share value of $4.34 per share (excluding the value of assumed stock options and warrants), the aggregate merger consideration to be issued to Callisto stockholders in the merger would be approximately $124.1 million. If, however, the closing price of Synergy common stock on the date of closing of the merger had declined from $4.34 per share to, for example, $3.46 per share, a decline of 20%, the aggregate merger consideration to be issued to Callisto stockholders in the merger would decrease approximately $24.8 million to approximately $99.3 million in total.

The combined company's stock price is expected to be volatile, and the market price of its common stock may drop following the merger.

        The market price of the combined company's common stock could be subject to significant fluctuations following the merger. Moreover, the stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of individual companies. These broad market fluctuations may also adversely affect the trading price of the combined company's common stock.

        In the past, following periods of volatility in the market price of a company's securities, stockholders have often instituted class action securities litigation against those companies. Such litigation, if instituted, could result in substantial costs and diversion of management attention and resources, which could significantly harm the combined company's profitability and reputation.

The market price of the combined company's common stock may decline as a result of the merger.

        The market price of the combined company's common stock may decline as a result of the merger if the combined company does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by Synergy or Callisto or investors, financial or industry analysts.

The combined company may not experience the anticipated strategic benefits of the merger

        The respective management of Synergy and Callisto believes that the merger would provide certain strategic benefits that may not be realized by each of the companies operating as standalones. Specifically, Synergy believes the merger would provide certain strategic benefits which would enable Synergy to accelerate its business plan through an increased access to capital in the public equity markets. There can be no assurance that these anticipated benefits of the merger will materialize or that if they materialize will result in increased stockholder value or revenue stream to the combined company.

During the pendency of the merger, Synergy and Callisto may not be able to enter into certain transactions with another party because of restrictions in the merger agreement, which could adversely affect their respective businesses.

        Covenants in the merger agreement impede the ability of Synergy and Callisto to complete certain transactions that are not in the ordinary course of business, pending completion of the merger. As a result, if the merger is not completed, the parties may be at a disadvantage to their competitors because the parties will have been prevented from entering into arrangements with possible financial and or other benefits to them. In addition, any such transactions could be favorable to such party's stockholders.

If the conditions to the merger are not met, the merger will not occur.

        Even if the merger is approved by the stockholders of Synergy and Callisto, specified conditions must be satisfied or waived in order to complete the merger, including, among others:

  •
  the filing and effectiveness of a registration statement under the Securities Act of 1933, as amended, in connection with the issuance of Synergy common stock in the merger;

  •
  the respective representations and warranties of Synergy and Callisto, shall be true and correct in all material respects as of the date of the merger agreement and the closing;

  •
  each executive of Synergy or any of its subsidiaries and Callisto or any of its subsidiaries shall have delivered a waiver of rights to payments, bonuses, vesting, acceleration or other similar rights that are or may be triggered by the merger;

  •
  no material adverse effect with respect to Synergy or Callisto or its subsidiaries shall have occurred since the date of the merger agreement and the closing of the merger;

  •
  performance or compliance in all material respects by Synergy and Callisto with their respective covenants and obligations in the merger agreement;

  •
  Callisto shall have obtained any consents and waivers of approvals required in connection with the merger; and

  •
  no material adverse effect with respect to Synergy or Callisto or its subsidiaries shall have occurred since the date of the merger agreement.

        Synergy and Callisto cannot assure you that all of the conditions to the merger will be satisfied. If the conditions to the merger are not satisfied or waived, the merger will not occur or will be delayed, and Synergy and Callisto each may lose some or all of the intended benefits of the merger.

If there are Callisto stockholders that exercise their appraisal rights, the surviving corporation in the merger will be responsible for the resulting cash payment obligation.

        If the merger is completed, holders of Callisto common stock are entitled to appraisal rights under Section 262 of the DGCL, or Section 262, provided that they comply with the conditions established by Section 262. If there are Callisto stockholders who exercise such rights and complete the process required by the DGCL, Synergy, as the surviving company in the merger, will be obligated to pay such stockholders the pre-merger cash value of their Callisto stock as determined by the Delaware Court of Chancery.

Should the merger not qualify as tax free reorganization, Callisto stockholders may recognize capital gain or loss with respect to the shares received in the merger.

        In connection with the merger, Callisto received a tax opinion of Wilk Auslaunder LLP that the merger will be treated as a "reorganization" within the meaning of Section 368 of the Internal Revenue

Code of 1986, as amended. The failure of the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code would result in a Callisto stockholder recognizing capital gain or loss with respect to the shares of Callisto stock surrendered by such stockholder equal to the difference between the stockholder's basis in the shares and the fair market value, as of the effective time of the merger, of the Synergy stock received in exchange for the Callisto stock on the closing date of the merger. In such event, a stockholder's aggregate basis in the Synergy common stock so received would equal its fair market value and such stockholder's holding period would begin the day after the merger. A dissenting stockholder who receives cash will be required to recognize gain or loss in the same manner as described above.

Synergy and Callisto will incur substantial expenses whether or not the merger is completed.

        Synergy and Callisto will incur substantial expenses related to the merger whether or not the merger is completed. Synergy currently expects to incur approximately $325,000 in transactional expenses and Callisto currently expects to incur approximately $300,000 in transactional expenses.

The merger agreement limits Callisto's ability to pursue alternative business combinations.

        Certain "no shop" provisions included in the merger agreement make it difficult for Callisto to sell its business to a party other than Synergy. These provisions include the general prohibition on Callisto soliciting any acquisition transaction. These provisions might discourage a third party with an interest in acquiring all of or a significant part of Callisto from considering or proposing an acquisition, including a proposal that might be more advantageous to the stockholders of Callisto.

Although Brean Murray Carret & Co.'s opinion was given to Callisto's board of directors on July 20, 2012, the date of the execution of the merger agreement, and re-issued on October 11, 2012, it does not reflect any changes in market and economic circumstances after July 20, 2012.

        To the extent there may have been any changes in the operations and prospects of Synergy or Callisto and/or changes in general market and economic conditions subsequent to July 20, 2012, which could make Callisto's value now greater than its value as of July 20, 2012 (the date of the merger agreement and of the analysis conducted by Brean Murray Carret & Co ("Brean Murray")), any such developments will have no effect whatsoever on Brean Murray's opinion or the exchange ratio for Callisto common stock, which was been fixed at $0.1799 under the merger agreement, as amended. Brean Murray's opinion, including the October 11, 2012 re-issued opinion, was based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to them on, July 20, 2012, the date of the execution of the merger agreement. While neither the Callisto nor Synergy board of directors is aware of any changes in the operations and prospects of Synergy or Callisto and/or changes in general market and economic conditions subsequent to July 20, 2012, which could make Callisto's value greater than its value as of July 20, 2012 (the date of the merger agreement and the analysis conducted by Brean Murray), or lead to the conclusion that the consideration to be received in the merger by Callisto's shareholders is not fair, there can be no assurance given that changes in the operations and prospects of Synergy or Callisto and/or changes in general market and economic conditions subsequent to July 20, 2012, could make Callisto's value, on the effective date of the merger greater than its value as of July 20, 2012. Brean Murray has undertaken no obligation to update its opinion for changes subsequent to July 20, 2012.

The merger and related transactions are subject to approval by the stockholders of both Synergy and Callisto.

        In order for the merger to be completed, both Synergy's and Callisto's stockholders must approve the merger agreement, which requires the affirmative vote of the holders of at least a majority of the outstanding shares of Callisto common stock entitled to vote. In addition, under applicable NASDAQ rules, Synergy's stockholders must approve the issuance of the shares of Synergy common stock to Callisto stockholders as part of the merger consideration. Approval of the issuance of shares of Synergy common stock to Callisto stockholders requires approval by a majority of the outstanding shares of Synergy common stock entitled to vote.

Several lawsuits have been filed against Callisto and Synergy challenging the merger, and an adverse ruling in any such lawsuit may delay or prevent the merger from being completed.

        Callisto, members of Callisto's board of directors, or director defendants, and Synergy have been named as defendants in a number of putative class action lawsuits brought by certain Callisto stockholders challenging the merger and generally alleging, among other things, that the director defendants, aided and abetted by Synergy, breached their fiduciary duties to Callisto stockholders by entering into the merger agreement for merger consideration each plaintiff claims is inadequate and pursuant to a process the plaintiff claims to be flawed. The lawsuits seek, among other things, to enjoin the defendants from consummating the merger on the agreed-upon terms or to rescind the merger to the extent already implemented, as well as damages, expenses, and attorney's fees. The existence of these lawsuits could delay the completion of, or jeopardize Callisto's and Synergy's ability to complete, the merger.

RISKS RELATED TO SYNERGY AND CALLISTO AS A COMBINED ENTITY

Risks Related to the Business of Synergy and the Combined Entity

Synergy's business and stock price may be adversely affected if the acquisition of Callisto is not completed.

        Synergy's acquisition of Callisto is subject to several customary conditions, including the effectiveness of this registration statement and the approvals of the transaction by the stockholders of Callisto and Synergy.

        If Synergy's acquisition of Callisto is not completed, Synergy could be subject to a number of risks that may adversely affect Synergy's business and stock price, including:

  •
  the current market price of shares of Synergy's common stock reflects a market assumption that the acquisition will be completed;

  •
  Synergy must pay costs related to the merger; and

  •
  Synergy would not realize the benefits it expects from acquiring Callisto.

Synergy is at an early stage of development as a company, currently has no source of revenue and may never become profitable.

        Synergy is a development stage biopharmaceutical company. Currently, it has no products approved for commercial sale and, to date, it has not generated any revenue. Its ability to generate revenue depends heavily on:

  •
  demonstration in current and future clinical trials that its product candidate, plecanatide for the treatment of CC and IBS-C, is safe and effective;

  •
  its ability to seek and obtain regulatory approvals, including with respect to the indications it is seeking;

  •
  successful manufacture and commercialization of its product candidates; and

  •
  market acceptance of its products.

        All of Synergy's existing product candidates are in various stages of development and will require extensive additional preclinical and clinical evaluation, regulatory review and approval, significant marketing efforts and substantial investment before they could provide Synergy with any revenue. As a result, if Synergy does not successfully develop, achieve regulatory approval and commercialize plecanatide, it will be unable to generate any revenue for many years, if at all. Synergy does not anticipate that it will generate revenue for several years, at the earliest, or that it will achieve profitability for at least several years after generating material revenue, if at all. If Synergy is unable to generate revenue, it will not become profitable, and it may be unable to continue its operations.

Synergy does not have any products that are approved for commercial sale and therefore does not expect to generate any revenues from product sales in the foreseeable future, if ever.

        Synergy currently does not have any products that are approved for commercial sale. To date, Synergy has funded its operations primarily from sales of its securities. Synergy has not received, and does not expect to receive for at least the next several years, if at all, any revenues from the commercialization of its product candidates. To obtain revenues from sales of its product candidates, Synergy must succeed, either alone or with third parties, in developing, obtaining regulatory approval for, manufacturing and marketing drugs with commercial potential. Synergy may never succeed in these activities, and may not generate sufficient revenues to continue its business operations or achieve profitability.

Synergy has incurred significant losses since inception and anticipates that it will incur continued losses for the foreseeable future.

        As of September 30, 2012, Synergy had an accumulated deficit of $97,075,397. As of December 31, 2011, Synergy had an accumulated deficit of $69,609,018. Synergy expects to incur significant and increasing operating losses for the next several years as it expands its research and development, continues its clinical trials of plecanatide for the treatment of GI disorders, acquires or licenses technologies, advances other product candidates into clinical development, including SP-333, completes clinical trials, seeks regulatory approval and, if it receives FDA approval, commercializes its products. Because of the numerous risks and uncertainties associated with product development efforts, Synergy is unable to predict the extent of any future losses or when it will become profitable, if at all. If Synergy is unable to achieve and then maintain profitability, the market value of its common stock will likely decline.

Synergy's independent registered public accounting firm has expressed substantial doubt about its ability to continue as a going concern, which may hinder its ability to obtain future financing.

        Synergy's consolidated financial statements as of December 31, 2011 were prepared under the assumption that it will continue as a going concern for the next twelve months. Synergy's independent registered public accounting firm has issued a report that included an explanatory paragraph referring to its recurring losses from operations and expressing substantial doubt in its ability to continue as a going concern without additional capital becoming available. Synergy's ability to continue as a going concern is dependent upon its ability to obtain additional equity or debt financing, attain further operating efficiencies, reduce expenditures, and, ultimately, to generate revenue. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Synergy will need to raise substantial additional capital to fund its operations, and its failure to obtain funding when needed may force Synergy to delay, reduce or eliminate its product development programs.

        During the nine months ended September 30, 2012, Synergy's operating activities used net cash of $23,070,861. During the twelve months ended December 31, 2011, Synergy's operating activities used net cash of $21,231,254. Synergy expects to continue to spend substantial amounts to:

  •
  continue clinical development of plecanatide to treat GI disorders;

  •
  continue development of other product candidates, including SP-333;

  •
  finance its general and administrative expenses;

  •
  prepare regulatory approval applications and seek approvals for plecanatide and other product candidates, including SP-333;

  •
  license or acquire additional technologies;

  •
  manufacture product for clinical trials;

  •
  launch and commercialize its product candidates, if any such product candidates receive regulatory approval; and

  •
  develop and implement sales, marketing and distribution capabilities.

        Synergy will be required to raise additional capital to complete the development and commercialization of its current product candidates and to continue to fund operations at the current cash expenditure levels. Synergy future funding requirements will depend on many factors, including, but not limited to:

  •
  the rate of progress and cost of its clinical trials and other development activities;

  •
  any future decisions Synergy may make about the scope and prioritization of the programs it pursues;

  •
  the costs of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights;

  •
  the costs of manufacturing product;

  •
  the costs and timing of regulatory approval;

  •
  the costs of establishing sales, marketing and distribution capabilities;

  •
  the effect of competing technological and market developments;

  •
  the terms and timing of any collaborative, licensing and other arrangements that Synergy may establish; and

  •
  general market conditions for offerings from biopharmaceutical companies.

        Worldwide economic conditions and the international equity and credit markets have recently significantly deteriorated and may remain depressed for the foreseeable future. These developments could make it more difficult for Synergy to obtain additional equity or credit financing, when needed.

        Synergy cannot be certain that funding will be available on acceptable terms, or at all. To the extent that Synergy raises additional funds by issuing equity securities, its stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impacts Synergy's ability to conduct its business. If Synergy is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue the development and/or commercialization of one or more of its product candidates. Synergy also may be required to:

  •
  seek collaborators for its product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available; and/or

  •
  relinquish license or otherwise dispose of rights to technologies, product candidates or products that it would otherwise seek to develop or commercialize itself on unfavorable terms.

Synergy is largely dependent on the success of its lead product candidate, plecanatide, and it cannot be certain that this product candidate will receive regulatory approval or be successfully commercialized.

        Synergy currently has no products for sale, and it cannot guarantee that it will ever have any drug products approved for sale. Synergy and its product candidates are subject to extensive regulation by the FDA and comparable regulatory authorities in other countries governing, among other things, research, testing, clinical trials, manufacturing, labeling, promotion, selling, adverse event reporting and recordkeeping. Synergy is not permitted to market any of its product candidates in or outside the United States until it receives approval of a new drug application, or NDA, for a product candidate from the FDA or the equivalent approval from a foreign regulatory authority. Obtaining FDA approval is a lengthy, expensive and uncertain process. Synergy currently has one lead product candidate, plecanatide for the treatment of GI disorders, and the success of its business currently depends on its successful development, approval and commercialization. This product candidate has not completed the clinical development process; therefore, Synergy has not yet submitted an NDA or foreign equivalent, or received marketing approval for this product candidate anywhere in the world.

        The clinical development program for plecanatide may not lead to commercial products for a number of reasons, including if Synergy fails to obtain necessary approvals from the FDA or foreign regulatory authorities because its clinical trials fail to demonstrate to their satisfaction that this product candidate is safe and effective. Synergy may also fail to obtain the necessary approvals if it has inadequate financial or other resources to advance its product candidates through the clinical trial process. Any failure or delay in completing clinical trials or obtaining regulatory approval for plecanatide in a timely manner would have a material adverse impact on Synergy's business and its stock price.

Synergy will need to obtain FDA approval of any proposed product brand names, and any failure or delay associated with such approval may adversely impact its business.

        A pharmaceutical product cannot be marketed in the U.S. or other countries until it has completed rigorous and extensive regulatory review processes, including approval of a brand name. Any brand names Synergy intends to use for its product candidates will require approval from the FDA regardless of whether Synergy has secured a formal trademark registration from the U.S. Patent and Trademark Office, or the PTO. The FDA typically conducts a review of proposed product brand names, including an evaluation of potential for confusion with other product names. The FDA may also object to a product brand name if it believes the name inappropriately implies medical claims. If the FDA objects to any of Synergy's proposed product brand names, it may be required to adopt an alternative brand name for its product candidates. If Synergy adopts an alternative brand name, it would lose the benefit of its existing trademark applications for such product candidate and may be required to expend significant additional resources in an effort to identify a suitable product brand name that would qualify under applicable trademark laws, not infringe the existing rights of third parties and be acceptable to the FDA. Synergy may be unable to build a successful brand identity for a new trademark in a timely manner or at all, which would limit its ability to commercialize its product candidates.

Clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results.

        Synergy's product candidates may not prove to be safe and efficacious in clinical trials and may not meet all the applicable regulatory requirements needed to receive regulatory approval. In order to receive regulatory approval for the commercialization of its product candidates, Synergy must conduct, at its own expense, extensive preclinical testing and clinical trials to demonstrate safety and efficacy of these product candidates for the intended indication of use. Clinical testing is expensive, can take many years to complete, if at all, and its outcome is uncertain. Failure can occur at any time during the clinical trial process.

        The results of preclinical studies and early clinical trials of new drugs do not necessarily predict the results of later-stage clinical trials. The design of Synergy's clinical trials is based on many assumptions about the expected effects of its product candidates, and if those assumptions are incorrect may not produce statistically significant results. Preliminary results may not be confirmed on full analysis of the detailed results of an early clinical trial. Product candidates in later stages of clinical trials may fail to show safety and efficacy sufficient to support intended use claims despite having progressed through initial clinical testing. The data collected from clinical trials of Synergy's product candidates may not be sufficient to support the filing of an NDA or to obtain regulatory approval in the United States or elsewhere. Because of the uncertainties associated with drug development and regulatory approval, Synergy cannot determine if or when it will have an approved product for commercialization or achieve sales or profits.

Delays in clinical testing could result in increased costs to Synergy and delay its ability to generate revenue.

        Synergy may experience delays in clinical testing of its product candidates. Synergy does not know whether planned clinical trials will begin on time, will need to be redesigned or will be completed on schedule, if at all. Clinical trials can be delayed for a variety of reasons, including delays in obtaining regulatory approval to commence a clinical trial, in securing clinical trial agreements with prospective sites with acceptable terms, in obtaining institutional review board approval to conduct a clinical trial at a prospective site, in recruiting patients to participate in a clinical trial or in obtaining sufficient supplies of clinical trial materials. Many factors affect patient enrollment, including the size of the patient population, the proximity of patients to clinical sites, the eligibility criteria for the clinical trial, competing clinical trials and new drugs approved for the conditions Synergy is investigating. Clinical investigators will need to decide whether to offer their patients enrollment in clinical trials of Synergy's product candidates versus treating these patients with commercially available drugs that have established safety and efficacy profiles. Any delays in completing its clinical trials will increase Synergy's costs, slow down its product development and timeliness and approval process and delay its ability to generate revenue.

The FDA's expectations for clinical trials may change over time, complicating the process of obtaining evidence to support approval of Synergy's product candidates.

        In March 2010, the FDA's Center for Drugs Evaluation and Research, or CDER, released a draft guidance entitled: "Irritable Bowel Syndrome—Clinical Evaluation of Products for Treatment" to assist the product sponsors developing new drugs for the treatment of IBS. In pertinent part, this document provides recommendations for IBS clinical trial design and endpoints, and describes the need for the future development of patient-reported outcome, or PRO, instruments for use in IBS clinical trials. The clinical trials Synergy has planned for plecanatide are designed to follow the recommendations included in this draft guidance. Synergy cannot predict when the draft guidance will be finalized and, if it is finalized, whether the final version will include the same recommendations, or whether its currently planned clinical trials of plecanatide will meet the final recommendations.

        When finalized, the guidance document will represent the FDA's thinking on the clinical evaluation of products for the treatment of IBS. FDA guidance documents, however, do not establish legally enforceable requirements, should be viewed only as recommendations, and may be changed at any time. Therefore, even insofar as Synergy intends to follow the recommendations provided in the draft guidance document and the final guidance document when revealed, Synergy cannot be sure that the FDA will accept the results of its clinical research even if such research follows the recommendations in the guidance document.

Synergy may be required to suspend or discontinue clinical trials due to unexpected side effects or other safety risks that could preclude approval of its product candidates.

        Synergy's clinical trials may be suspended at any time for a number of reasons. For example, it may voluntarily suspend or terminate its clinical trials if at any time it believes that they present an unacceptable risk to the clinical trial patients. In addition, the FDA or other regulatory agencies may order the temporary or permanent discontinuation of Synergy's clinical trials at any time if they believe that the clinical trials are not being conducted in accordance with applicable regulatory requirements or that they present an unacceptable safety risk to the clinical trial patients.

        Administering any product candidate to humans may produce undesirable side effects. These side effects could interrupt, delay or halt clinical trials of Synergy's product candidates and could result in the FDA or other regulatory authorities denying further development or approval of its product candidates for any or all targeted indications. Ultimately, some or all of Synergy's product candidates may prove to be unsafe for human use. Moreover, Synergy could be subject to significant liability if any volunteer or patient suffers, or appears to suffer, adverse health effects as a result of participating in Synergy's clinical trials.

If Synergy fails to comply with healthcare regulations ,it could face substantial enforcement actions, including civil and criminal penalties and its business, operations and financial condition could be adversely affected.

        As a developer of pharmaceuticals, even though Synergy does not intend to make referrals of healthcare services or bill directly to Medicare, Medicaid or other third-party payors, certain federal and state healthcare laws and regulations pertaining to fraud and abuse, false claims and patients' privacy rights are and will be applicable to Synergy's business. Synergy could be subject to healthcare fraud and abuse laws and patient privacy laws of both the federal government and the states in which it conducts its business. The laws include:

  •
  the federal healthcare program anti-kickback law, which prohibits, among other things, persons from soliciting, receiving or providing remuneration, directly or indirectly, to induce either the referral of an individual, for an item or service or the purchasing or ordering of a good or service, for which payment may be made under federal healthcare programs such as the Medicare and Medicaid programs;

  •
  federal false claims laws which prohibit, among other things, individuals or entities from knowingly presenting, or causing to be presented, claims for payment from Medicare, Medicaid, or other third-party payors that are false or fraudulent, and which may apply to entities like us which provide coding and billing information to customers;

  •
  the federal Health Insurance Portability and Accountability Act of 1996, which prohibits executing a scheme to defraud any healthcare benefit program or making false statements relating to healthcare matters and which also imposes certain requirements relating to the privacy, security and transmission of individually identifiable health information;

  •
  the Federal Food, Drug, and Cosmetic Act, which among other things, strictly regulates drug manufacturing and product marketing, prohibits manufacturers from marketing drug products for off-label use and regulates the distribution of drug samples; and

  •
  state law equivalents of each of the above federal laws, such as anti-kickback and false claims laws which may apply to items or services reimbursed by any third-party payor, including commercial insurers, and state laws governing the privacy and security of health information in certain circumstances, many of which differ from each other in significant ways and often are not preempted by federal laws, thus complicating compliance efforts.

        If Synergy's operations are found to be in violation of any of the laws described above or any governmental regulations that apply to us, it may be subject to penalties, including civil and criminal penalties, damages, fines and the curtailment or restructuring of its operations. Any penalties, damages, fines, curtailment or restructuring of Synergy's operations could adversely affect its ability to operate its business and its financial results. Although compliance programs can mitigate the risk of investigation and prosecution for violations of these laws, the risks cannot be entirely eliminated. Any action against Synergy for violation of these laws, even if it successfully defends against it, could cause Synergy to incur significant legal expenses and divert management's attention from the operation of its business. Moreover, achieving and sustaining compliance with applicable federal and state privacy, security and fraud laws may prove costly.

If Synergy is unable to satisfy regulatory requirements, it may not be able to commercialize its product candidates.

        Synergy needs FDA approval prior to marketing its product candidates in the United States. If it fails to obtain FDA approval to market its product candidates, it will be unable to sell its product candidates in the United States and Synergy will not generate any revenue.

        The FDA's review and approval process, including among other things, evaluation of preclinical studies and clinical trials of a product candidate as well as the manufacturing process and facility, is lengthy, expensive and uncertain. To receive approval, we must, among other things, demonstrate with substantial evidence from well-designed and well-controlled pre-clinical testing and clinical trials that the product candidate is both safe and effective for each indication for which approval is sought. Satisfaction of these requirements typically takes several years and the time needed to satisfy them may vary substantially, based on the type, complexity and novelty of the pharmaceutical product. Synergy cannot predict if or when it will submit an NDA for approval for any of its product candidates currently under development. Any approvals Synergy may obtain may not cover all of the clinical indications for which it is seeking approval or may contain significant limitations on the conditions of use.

        The FDA has substantial discretion in the NDA review process and may either refuse to file Synergy's NDA for substantive review or may decide that its data is insufficient to support approval of its product candidates for the claimed intended uses. Following any regulatory approval of its product candidates, Synergy will be subject to continuing regulatory obligations such as safety reporting, required and additional post marketing obligations, and regulatory oversight of promotion and marketing. Even if Synergy receives regulatory approvals, the FDA may subsequently seek to withdraw approval of Synergy's NDA if it determines that new data or a reevaluation of existing data show the product is unsafe for use under the conditions of use upon the basis of which the NDA was approved, or based on new evidence of adverse effects or adverse clinical experience, or upon other new information. If the FDA does not file or approve Synergy's NDA or withdraws approval of its NDA, the FDA may require that Synergy conducts additional clinical trials, preclinical or manufacturing studies and submit that data before it will reconsider Synergy's application. Depending on the extent of these or any other requested studies, approval of any applications that Synergy submits may be delayed by several years, may require Synergy to expend more resources than it has available, or may never be obtained at all.

        Synergy will also be subject to a wide variety of foreign regulations governing the development, manufacture and marketing of its products. Whether or not FDA approval has been obtained, approval of a product by the comparable regulatory authorities of foreign countries must still be obtained prior to marketing the product in those countries. The approval process varies and the time needed to secure approval in any region such as the European Union or in a country with an independent review procedure may be longer or shorter than that required for FDA approval. Synergy cannot assure you that clinical trials conducted in one country will be accepted by other countries or that an approval in one country or region will result in approval elsewhere.

If Synergy's product candidates are unable to compete effectively with marketed drugs targeting similar indications as its product candidates, Synergy's commercial opportunity will be reduced or eliminated.

        Synergy faces competition generally from established pharmaceutical and biotechnology companies, as well as from academic institutions, government agencies and private and public research institutions. Many of its competitors have significantly greater financial resources and expertise in research and development, manufacturing, preclinical testing, conducting clinical trials, obtaining regulatory approvals and marketing approved products than Synergy does. Small or early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large, established companies. Synergy's commercial opportunity will be reduced or eliminated if its competitors develop and commercialize GI drugs that are safer, more effective, have fewer side effects or are less expensive than Synergy's product candidates. These potential competitors compete with Synergy in recruiting and retaining qualified scientific and management personnel, establishing clinical trial sites and patient enrollment for clinical trials, as well as in acquiring technologies and technology licenses complementary to Synergy's programs or advantageous to its business.

        If approved and commercialized, plecanatide will compete with at least two currently approved prescription therapies for the treatment of CC and IBS-C, Amitiza and Linzess. In addition, over-the-counter products are also used to treat certain symptoms of CC and IBS-C. Synergy believes other companies are developing products that will compete with plecanatide should they be approved by the FDA. For example, velusetrag, is being developed by Theravance, Inc. and has completed Phase 2 clinical trials for CC. To Synergy's knowledge, other potential competitors are in earlier stages of development. If potential competitors are successful in completing drug development for their product candidates and obtain approval from the FDA, they could limit the demand for plecanatide.

        Synergy expects that its ability to compete effectively will depend upon its ability to:

  •
  successfully and rapidly complete clinical trials and submit for and obtain all requisite regulatory approvals in a cost-effective manner;

  •
  maintain a proprietary position for its products and manufacturing processes and other related product technology;

  •
  attract and retain key personnel;

  •
  develop relationships with physicians prescribing these products; and

  •
  build an adequate sales and marketing infrastructure for its product candidates.

        Because Synergy will be competing against significantly larger companies with established track records, it will have to demonstrate that, based on experience, clinical data, side-effect profiles and other factors, its products, if approved, are competitive to other products. If Synergy is unable to compete effectively in the GI drug market and differentiate its products from other marketed GI drugs, it may never generate meaningful revenue.

Synergy currently has no sales and marketing organization. If it is unable to establish a direct sales force in the United States to promote its products, the commercial opportunity for its products may be diminished.

        Synergy currently has no sales and marketing organization. If any of its product candidates are approved by the FDA, it intends to market that product through its own sales force. Synergy will incur significant additional expenses and commit significant additional management resources to establish this sales force. Synergy may not be able to establish these capabilities despite these additional expenditures. It will also have to compete with other pharmaceutical and biotechnology companies to recruit, hire and train sales and marketing personnel. If Synergy elects to rely on third parties to sell its product candidates in the United States, it may receive less revenue than if it sold its products directly. In addition, although Synergy would intend to use due diligence in monitoring their activities, it may have little or no control over the sales efforts of those third parties. In the event Synergy is unable to develop its own sales force or collaborate with a third party to sell its product candidates, it may not be able to commercialize its product candidates which would negatively impact its ability to generate revenue.

Synergy may need others to market and commercialize its product candidates in international markets.

        Currently, Synergy does not have any plans to enter international markets. In the future, if appropriate regulatory approvals are obtained, Synergy intends to commercialize its product candidates in international markets. However, Synergy has not decided how to commercialize its product candidates in those markets. Synergy may decide to build its own sales force or sell its products through third parties. If Synergy decides to sell its product candidates in international markets through a third party, it may not be able to enter into any marketing arrangements on favorable terms or at all. In addition, these arrangements could result in lower levels of income to Synergy than if it marketed its product candidates entirely on its own. If Synergy is unable to enter into a marketing arrangement for its product candidates in international markets, it may not be able to develop an effective international sales force to successfully commercialize those products in international markets. If Synergy fails to enter into marketing arrangements for its products and is unable to develop an effective international sales force, itsability to generate revenue would be limited.

If the manufacturers upon whom Synergy relies fail to produce plecanatide and its product candidates, including SP-333, in the volumes that it requires on a timely basis, or fails to comply with stringent regulations applicable to pharmaceutical drug manufacturers, Synergy may face delays in the development and commercialization of its product candidates.

        Synergy does not currently possess internal manufacturing capacity. It currently utilizes the services of contract manufacturers to manufacture its clinical supplies. With respect to the manufacturing of plecanatide, Synergy has executed supply agreements with two contract manufacturers sufficient to meet its foreseeable clinical trial requirements. Any curtailment in the availability of plecanatide, however, could result in production or other delays with consequent adverse effects on us. In addition, because regulatory authorities must generally approve raw material sources for pharmaceutical products, changes in raw material suppliers may result in production delays or higher raw material costs.

        Synergy continues to pursue additional API and drug product supply agreements with other manufacturers. Synergy may be required to agree to minimum volume requirements, exclusivity arrangements or other restrictions with the contract manufacturers. Synergy may not be able to enter into long-term agreements on commercially reasonable terms, or at all. If Synergy changes or adds manufacturers, the FDA and comparable foreign regulators may require approval of the changes. Approval of these changes could require new testing by the manufacturer and compliance inspections to ensure the manufacturer is conforming to all applicable laws and regulations, including good manufacturing practices, or GMP. In addition, the new manufacturers would have to be educated in or independently develop the processes necessary for the production of Synergy's product candidates. Peptide manufacturing is a highly specialized manufacturing business. While Synergy believes it will have long term arrangements with a sufficient number of contract manufacturers, if it loses a manufacturer, it would take Synergy a substantial amount of time to identify and develop a relationship, and seek regulatory approval, where necessary, for an alternative manufacturer.

        The manufacture of pharmaceutical products requires significant expertise and capital investment, including the development of advanced manufacturing techniques and process controls. Manufacturers of pharmaceutical products may encounter difficulties in production, particularly in scaling up production. These problems include difficulties with production costs and yields, quality control, including stability of the product and quality assurance testing, shortages of qualified personnel, as well as compliance with federal, state and foreign regulations. In addition, any delay or interruption in the supply of clinical trial supplies could delay the completion of Synergy's clinical trials, increase the costs associated with conducting its clinical trials and, depending upon the period of delay, require Synergy to commence new clinical trials at significant additional expense or to terminate a clinical trial.

        Synergy is responsible for ensuring that each of its contract manufacturers comply with the GMP requirements of the FDA and other regulatory authorities from which it seeks to obtain product approval. These requirements include, among other things, quality control, quality assurance and the maintenance of records and documentation. The approval process for NDAs includes a review of the manufacturer's compliance with GMP requirements. Synergy is responsible for regularly assessing a contract manufacturer's compliance with GMP requirements through record reviews and periodic audits and for ensuring that the contract manufacturer takes responsibility and corrective action for any identified deviations. Manufacturers of plecanatide and other product candidates, including SP-333, may be unable to comply with these GMP requirements and with other FDA and foreign regulatory requirements, if any.

        While Synergy will oversee compliance by its contract manufacturers, ultimately it will not have control over its manufacturers' compliance with these regulations and standards. A failure to comply with these requirements may result in fines and civil penalties, suspension of production, suspension or delay in product approval, product seizure or recall, or withdrawal of product approval. If the safety of plecanatide or other product candidates is compromised due to a manufacturers' failure to adhere to applicable laws or for other reasons, Synergy may not be able to obtain regulatory approval for or successfully commercialize plecanatide or other product candidates, and it may be held liable for any injuries sustained as a result. Any of these factors could cause a delay of clinical trials, regulatory submissions, approvals or commercialization of plecanatide or other product candidates, entail higher costs or result in Synergy being unable to effectively commercialize plecanatide or other product candidates. Furthermore, if Synergy's manufacturers fail to deliver the required commercial quantities on a timely basis and at commercially reasonable prices, it may be unable to meet demand for any approved products and would lose potential revenues.

Synergy may not be able to manufacture its product candidates in commercial quantities, which would prevent it from commercializing its product candidates.

        To date, Synergy's product candidates have been manufactured in small quantities for preclinical studies and clinical trials. If any of Synergy's product candidates is approved by the FDA or comparable regulatory authorities in other countries for commercial sale, it will need to manufacture such product candidate in larger quantities. Synergy may not be able to increase successfully the manufacturing capacity for any of its product candidates in a timely or economic manner, or at all. Significant scale-up of manufacturing may require additional validation studies, which the FDA must review and approve. If Synergy is unable to increase successfully the manufacturing capacity for a product candidate, the clinical trials as well as the regulatory approval or commercial launch of that product candidate may be delayed or there may be a shortage in supply. Synergy's product candidates require precise, high quality manufacturing. Synergy's failure to achieve and maintain these high quality manufacturing standards in collaboration with its third-party manufacturers, including the incidence of manufacturing errors, could result in patient injury or death, product recalls or withdrawals, delays or failures in product testing or delivery, cost overruns or other problems that could harm its business, financial condition and results of operations.

Materials necessary to manufacture Synergy's product candidates may not be available on commercially reasonable terms, or at all, which may delay the development and commercialization of its product candidates.

        Synergy relies on the third-party manufacturers of its product candidates to purchase from third-party suppliers the materials necessary to produce the bulk active pharmaceutical ingredients, or APIs, and product candidates for its clinical trials, and it will rely on such manufacturers to purchase such materials to produce the APIs and finished products for any commercial distribution of its products if it obtains marketing approval. Suppliers may not sell these materials to Synergy's manufacturers at the time they need them in order to meet Synergy's required delivery schedule or on commercially reasonable terms, if at all. Synergy does not have any control over the process or timing of the acquisition of these materials by its manufacturers. Moreover, it currently does not have any agreements for the production of these materials. If Synergy's manufacturers are unable to obtain these materials for its clinical trials, testing of the affected product candidate would be delayed, which may significantly impact its ability to develop the product candidate. If Synergy or its manufacturers are unable to purchase these materials after regulatory approval has been obtained for one of Synergy's products, the commercial launch of such product would be delayed or there would be a shortage in supply of such product, which would harm Synergy's ability to generate revenues from such product and achieve or sustain profitability.

Synergy's product candidates, if approved for sale, may not gain acceptance among physicians, patients and the medical community, thereby limiting Synergy's potential to generate revenues.

        If one of Synergy's product candidates is approved for commercial sale by the FDA or other regulatory authorities, the degree of market acceptance of any approved product by physicians, healthcare professionals and third-party payors and its profitability and growth will depend on a number of factors, including:

  •
  demonstration of safety and efficacy;

  •
  changes in the practice guidelines and the standard of care for the targeted indication;

  •
  relative convenience and ease of administration;

  •
  the prevalence and severity of any adverse side effects;

  •
  budget impact of adoption of Synergy's product on relevant drug formularies and the availability, cost and potential advantages of alternative treatments, including less expensive generic drugs;

  •
  pricing and cost effectiveness, which may be subject to regulatory control;

  •
  effectiveness of Synergy's or any of its partners' sales and marketing strategies;

  •
  the product labeling or product insert required by the FDA or regulatory authority in other countries; and

  •
  the availability of adequate third-party insurance coverage or reimbursement.

        If any product candidate that Synergy develops does not provide a treatment regimen that is as beneficial as, or is perceived as being as beneficial as, the current standard of care or otherwise does not provide patient benefit, that product candidate, if approved for commercial sale by the FDA or other regulatory authorities, likely will not achieve market acceptance. Synergy's ability to effectively promote and sell any approved products will also depend on pricing and cost-effectiveness, including its ability to produce a product at a competitive price and its ability to obtain sufficient third-party coverage or reimbursement. If any product candidate is approved but does not achieve an adequate level of acceptance by physicians, patients and third-party payors, Synergy's ability to generate revenues from that product would be substantially reduced. In addition, its efforts to educate the medical community and third-party payors on the benefits of its product candidates may require significant resources, may be constrained by FDA rules and policies on product promotion, and may never be successful.

Guidelines and recommendations published by various organizations can impact the use of Synergy's products.

        Government agencies promulgate regulations and guidelines directly applicable to Synergy and to its products. In addition, professional societies, practice management groups, private health and science foundations and organizations involved in various diseases from time to time may also publish guidelines or recommendations to the health care and patient communities. Recommendations of government agencies or these other groups or organizations may relate to such matters as usage, dosage, route of administration and use of concomitant therapies. Recommendations or guidelines suggesting the reduced use of Synergy's products or the use of competitive or alternative products that are followed by patients and health care providers could result in decreased use of Synergy's proposed products.

If product liability lawsuits are successfully brought against Synergy, it may incur substantial liabilities and may be required to limit commercialization of its product candidates.

        Synergy faces an inherent risk of product liability lawsuits related to the testing of its product candidates, and will face an even greater risk if it sells its product candidates commercially. Currently, Synergy is not aware of any anticipated product liability claims with respect to its product candidates. In the future, an individual may bring a liability claim against Synergy if one of its product candidates causes, or merely appears to have caused, an injury. If Synergy cannot successfully defend itself against the product liability claim, it may incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in:

  •
  decreased demand for Synergy's product candidates;

  •
  injury to its reputation;

  •
  withdrawal of clinical trial participants;

  •
  costs of related litigation;

  •
  initiation of investigations by regulators;

  •
  substantial monetary awards to patients or other claimants;

  •
  distraction of management's attention from Synergy's primary business;

  •
  product recalls;

  •
  loss of revenue; and

  •
  the inability to commercialize its product candidates.

        Synergy has clinical trial liability insurance with a $5,000,000 aggregate limit. Synergy intends to expand its insurance coverage to include the sale of commercial products if marketing approval is obtained for its product candidates. Synergy's current insurance coverage may prove insufficient to cover any liability claims brought against it. In addition, because of the increasing costs of insurance coverage, Synergy may not be able to maintain insurance coverage at a reasonable cost or obtain insurance coverage that will be adequate to satisfy liabilities that may arise.

Synergy's failure to successfully discover, acquire, develop and market additional product candidates or approved products would impair its ability to grow.

        As part of its growth strategy, Synergy intends to develop and market additional products and product candidates. It is pursuing various therapeutic opportunities through its pipeline. Synergy may spend several years completing its development of any particular current or future internal product candidate, and failure can occur at any stage. The product candidates to which Synergy allocates its resources may not end up being successful. In addition, because Synergy's internal research capabilities are limited, it may be dependent upon pharmaceutical and biotechnology companies, academic scientists and other researchers to sell or license products or technology to it. The success of this strategy depends partly upon its ability to identify, select, discover and acquire promising pharmaceutical product candidates and products. Failure of this strategy would impair Synergy's ability to grow.

        The process of proposing, negotiating and implementing a license or acquisition of a product candidate or approved product is lengthy and complex. Other companies, including some with substantially greater financial, marketing and sales resources, may compete with Synergy for the license or acquisition of product candidates and approved products. Synergy has limited resources to identify and execute the acquisition or in-licensing of third-party products, businesses and technologies and integrate them into its current infrastructure. Moreover, Synergy may devote resources to potential acquisitions or in-licensing opportunities that are never completed, or it may fail to realize the anticipated benefits of such efforts. Synergy may not be able to acquire the rights to additional product candidates on terms that it finds acceptable, or at all.

        In addition, future acquisitions may entail numerous operational and financial risks, including:

  •
  exposure to unknown liabilities;

  •
  disruption of Synergy's business and diversion of its management's time and attention to develop acquired products or technologies;

  •
  incurrence of substantial debt, dilutive issuances of securities or depletion of cash to pay for acquisitions;

  •
  higher than expected acquisition and integration costs;

  •
  difficulty in combining the operations and personnel of any acquired businesses with its operations and personnel;

  •
  increased amortization expenses;

  •
  impairment of relationships with key suppliers or customers of any acquired businesses due to changes in management and ownership; and

  •
  inability to motivate key employees of any acquired businesses.

        Further, any product candidate that Synergy acquires may require additional development efforts prior to commercial sale, including extensive clinical testing and approval by the FDA and applicable foreign regulatory authorities. All product candidates are prone to risks of failure typical of pharmaceutical product development, including the possibility that a product candidate will not be shown to be sufficiently safe and effective for approval by regulatory authorities.

Even if Synergy's product candidates receive regulatory approval, they may still face future development and regulatory difficulties.

        Even if U.S. regulatory approval is obtained, the FDA may still impose significant restrictions on a product's indicated uses or impose ongoing requirements for potentially costly post-approval studies.

Plecanatide and other product candidates, including SP-333, would also be subject to ongoing FDA requirements governing the labeling, packaging, storage, advertising, promotion, recordkeeping and submission of safety and other post-market information. In addition, manufacturers of drug products and their facilities are subject to continual review and periodic inspections by the FDA and other regulatory authorities for compliance with GMP, regulations. If Synergy or a regulatory agency discovers previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, a regulatory agency may impose restrictions on that product or the manufacturer, including requiring withdrawal of the product from the market or suspension of manufacturing. If Synergy, its product candidates or the manufacturing facilities for its product candidates fail to comply with applicable regulatory requirements, a regulatory agency may:

  •
  issue warning letters;

  •
  impose civil or criminal penalties;

  •
  suspend regulatory approval;

  •
  suspend any ongoing clinical trials;

  •
  refuse to approve pending applications or supplements to applications filed by Synergy;

  •
  impose restrictions on operations, including costly new manufacturing requirements;

  •
  seize or detain products or request us to initiate a product recall; or

  •
  pursue and obtain an injunction.

Drugs approved to treat IBS have been subject to considerable post-market scrutiny, with consequences up to and including voluntary withdrawal of approved products from the market. This may heighten FDA scrutiny of Synergy's product candidates before or following market approval.

        Products approved for the treatment of IBS have been subject to considerable post-market scrutiny. For example, in 2007, Novartis voluntarily discontinued marketing Zelnorm (tegaserod), a product approved for the treatment of women with IBS-C, after the FDA found an increased risk of serious cardiovascular events associated with the use of the drug. Earlier, in 2000, Glaxo Wellcome withdrew Lotronex (alosetron), which was approved for women with severe diarrhea-prominent IBS, after the manufacturer received numerous reports of adverse events or AEs, including ischemic colitis, severely obstructed or ruptured bowel, or death. In 2002, the FDA approved the manufacturer's application to make Lotronex available again, on the condition that the drug only be made available through a restricted marketing program.

        Although plecanatide is being investigated for IBS, plecanatide is from a different pharmacologic class than Zelnorm or Lotronex, and would not be expected to share the same clinical risk profile as those agents. Nevertheless, because these products are in the same or related therapeutic classes, it is possible that the FDA will have heightened scrutiny of plecanatide or any other agent under development for IBS. This could delay product approval, increase the cost of Synergy's clinical development program, or increase the cost of post-market study commitments for its IBS product candidates, including plecanatide.

Even if Synergy's product candidates receive regulatory approval in the United States, it may never receive approval to commercialize them outside of the United States.

        In the future, Synergy may seek to commercialize plecanatide and/or other product candidates, including SP-333, in foreign countries outside of the United States. In order to market any products outside of the United States, Synergy must establish and comply with numerous and varying regulatory requirements of other jurisdictions regarding safety and efficacy. Approval procedures vary among jurisdictions and can involve product testing and administrative review periods different from, and greater than, those in the United States. The time required to obtain approval in other jurisdictions might differ from that required to obtain FDA approval. The regulatory approval process in other jurisdictions may include all of the risks detailed above regarding FDA approval in the United States as well as other risks. Regulatory approval in one jurisdiction does not ensure regulatory approval in another, but a failure or delay in obtaining regulatory approval in one jurisdiction may have a negative effect on the regulatory processes in others. Failure to obtain regulatory approvals in other jurisdictions or any delay or setback in obtaining such approvals could have the same adverse effects detailed above regarding FDA approval in the United States. As described above, such effects include the risks that plecanatide or other product candidates may not be approved for all indications for use included in proposed labeling or for any indications at all, which could limit the uses of plecanatide or other product candidates and have an adverse effect on Synergy's products' commercial potential or require costly post-marketing studies.

Synergy relies on third parties to conduct its clinical trials. If these third parties do not successfully carry out their contractual duties or meet expected deadlines, Synergy may not be able to seek or obtain regulatory approval for or commercialize its product candidates.

        Synergy has agreements with third-party contract research organizations, or CROs, under which it has delegated to the CROs the responsibility to coordinate and monitor the conduct of its clinical trials and to manage data for its clinical programs. Synergy, its CROs and its clinical sites are required to comply with current Good Clinical Practices, or GCPs, regulations and guidelines issued by the FDA and by similar governmental authorities in other countries where it is conducting clinical trials. Synergy has an ongoing obligation to monitor the activities conducted by its CROs and at its clinical sites to confirm compliance with these requirements. In the future, if Synergy, its CROs or its clinical sites fail to comply with applicable GCPs, the clinical data generated in its clinical trials may be deemed unreliable and the FDA may require Synergy to perform additional clinical trials before approving oitsmarketing applications. In addition, Synergy's clinical trials must be conducted with product produced under cGMP regulations, and will require a large number of test subjects. Synergy's failure to comply with these regulations may require it to repeat clinical trials, which would delay the regulatory approval process.

        If CROs do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced, or if the quality or accuracy of the clinical data they obtain is compromised due to their failure to adhere to Synergy's clinical protocols, regulatory requirements or for other reasons, Synergy's clinical trials may be extended, delayed or terminated, and it may not be able to obtain regulatory approval for or successfully commercialize its product candidates. As a result, its financial results and the commercial prospects for its product candidates would be harmed, its costs could increase, and its ability to generate revenue could be delayed.

If Synergy fails to attract and keep senior management and key scientific personnel, it may be unable to successfully develop its product candidates, conduct its clinical trials and commercialize its product candidates.

        Synergy's success depends in part on its continued ability to attract, retain and motivate highly qualified management, clinical and scientific personnel and on its ability to develop and maintain important relationships with leading academic institutions, clinicians and scientists. Synergy is highly dependent upon its senior management and scientific staff, particularly Gary S. Jacob, Ph.D., its President and Chief Executive Officer and Kunwar Shailubhai, Ph.D., its Chief Scientific Officer. The loss of services of Dr. Jacob or one or more of Synergy's other members of senior management could delay or prevent the successful completion of its planned clinical trials or the commercialization of its product candidates.

        The competition for qualified personnel in the biotechnology and pharmaceuticals field is intense. Synergy will need to hire additional personnel as it expands its clinical development and commercial activities. It may not be able to attract and retain quality personnel on acceptable terms given the competition for such personnel among biotechnology, pharmaceutical and other companies.

Synergy will need to increase the size of its organization, and it may experience difficulties in managing growth.

        Synergy is a small company with fourteen employees as of October 18, 2012. To continue its clinical trials and commercialize its product candidates, it will need to expand its employee base for managerial, operational, financial and other resources. Future growth will impose significant added responsibilities on members of management, including the need to identify, recruit, maintain and integrate additional employees. Over the next 12 months depending on the progress of its planned clinical trials, Synergy plans to add additional employees to assist it with its clinical programs. Synergy's future financial performance and its ability to commercialize its product candidates and to compete effectively will depend, in part, on its ability to manage any future growth effectively. To that end, Synergy must be able to:

  •
  manage development efforts effectively;

  •
  manage its clinical trials effectively;

  •
  integrate additional management, administrative, manufacturing and sales and marketing personnel;

  •
  maintain sufficient administrative, accounting and management information systems and controls; and

  •
  hire and train additional qualified personnel.

        Synergy may not be able to accomplish these tasks, and its failure to accomplish any of them could harm its financial results and impact its ability to achieve development milestones.

Reimbursement may not be available for Synergy's product candidates, which would impede sales.

        Market acceptance and sales of Synergy's product candidates may depend on coverage and reimbursement policies and health care reform measures. Decisions about formulary coverage as well as levels at which government authorities and third-party payors, such as private health insurers and health maintenance organizations, reimburse patients for the price they pay for Synergy's products as well as levels at which these payers pay directly for its products, where applicable, could affect whether Synergy is able to commercialize these products. Synergy cannot be sure that reimbursement will be available for any of these products. Also, Synergy cannot be sure that coverage or reimbursement amounts will not reduce the demand for, or the price of, its products. Synergy has not commenced efforts to have its product candidates reimbursed by government or third party payors. If coverage and reimbursement are not available or are available only at limited levels, Synergy may not be able to commercialize its products.

        In recent years, officials have made numerous proposals to change the health care system in the United States. These proposals include measures that would limit or prohibit payments for certain medical treatments or subject the pricing of drugs to government control. In addition, in many foreign countries, particularly the countries of the European Union, the pricing of prescription drugs is subject to government control. If Synergy's products are or become subject to government regulation that limits or prohibits payment for its products, or that subjects the price of its products to governmental control, it may not be able to generate revenue, attain profitability or commercialize its products.

        As a result of legislative proposals and the trend towards managed health care in the United States, third-party payers are increasingly attempting to contain health care costs by limiting both coverage and the level of reimbursement of new drugs. They may also impose strict prior authorization requirements and/or refuse to provide any coverage of uses of approved products for medical indications other than those for which the FDA has granted market approvals. As a result, significant uncertainty exists as to whether and how much third-party payers will reimburse patients for their use of newly-approved drugs, which in turn will put pressure on the pricing of drugs.

Healthcare reform measures could hinder or prevent Synergy's product candidates' commercial success.

        The U.S. government and other governments have shown significant interest in pursuing healthcare reform. Any government-adopted reform measures could adversely impact the pricing of healthcare products and services in the United States or internationally and the amount of reimbursement available from governmental agencies or other third party payors. The continuing efforts of the U.S. and foreign governments, insurance companies, managed care organizations and other payors of health care services to contain or reduce health care costs may adversely affect Synergy's ability to set prices for its products which it believes are fair, and its ability to generate revenues and achieve and maintain profitability.

        New laws, regulations and judicial decisions, or new interpretations of existing laws, regulations and decisions, that relate to healthcare availability, methods of delivery or payment for products and services, or sales, marketing or pricing, may limit Synergy's potential revenue, and it may need to revise its research and development programs. The pricing and reimbursement environment may change in the future and become more challenging due to several reasons, including policies advanced by the current executive administration in the United States, new healthcare legislation or fiscal challenges faced by government health administration authorities. Specifically, in both the United States and some foreign jurisdictions, there have been a number of legislative and regulatory proposals to change the health care system in ways that could affect Synergy's ability to sell its products profitably.

        For example, in March 2010, President Obama signed the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act, or the PPACA. This law will substantially change the way healthcare is financed by both government health plans and private insurers, and significantly impact the pharmaceutical industry. The PPACA contains a number of provisions that are expected to impact Synergy's business and operations in ways that may negatively affect its potential revenues in the future. For example, the PPACA imposes a non-deductible excise tax on pharmaceutical manufacturers or importers that sell branded prescription drugs to U.S. government programs which Synergy believes will increase the cost of its products. In addition, as part of the PPACA's provisions closing a funding gap that currently exists in the Medicare Part D prescription drug program (commonly known as the "donut hole"), Synergy will be required to provide a discount on branded prescription drugs equal to 50% of the government-negotiated price, for drugs provided to certain beneficiaries who fall within the donut hole. Similarly, PPACA increases the level of Medicaid rebates payable by manufacturers of brand-name drugs from 15.1% to 23.1% and requires collection of rebates for drugs paid by Medicaid managed care organizations. The PPACA also includes significant changes to the 340B drug discount program including expansion of the list of eligible covered entities that may purchase drugs under the program. At the same time, the expansion in eligibility for health insurance benefits created under PPACA is expected to increase the number of patients with insurance coverage who may receive Synergy's products. While it is too early to predict all the specific effects the PPACA or any future healthcare reform legislation will have on Synergy's business, they could have a material adverse effect on Synergy's business and financial condition.

        Congress periodically adopts legislation like the PPACA and the Medicare Prescription Drug, Improvement and Modernization Act of 2003, that modifies Medicare reimbursement and coverage policies pertaining to prescription drugs. Implementation of these laws is subject to ongoing revision through regulatory and subregulatory policies. Congress also may consider additional changes to Medicare policies, potentially including Medicare prescription drug policies, as part of ongoing budget negotiations. While the scope of any such legislation is uncertain at this time, there can be no assurances that future legislation or regulations will not decrease the coverage and price that Synergy may receive for its proposed products. Other third-party payors are increasingly challenging the prices charged for medical products and services. It will be time consuming and expensive for Synergy to go through the process of seeking coverage and reimbursement from Medicare and private payors. Synergy's proposed products may not be considered cost-effective, and coverage and reimbursement may not be available or sufficient to allow Synergy to sell its proposed products on a profitable basis. Further federal and state proposals and health care reforms are likely which could limit the prices that can be charged for the product candidates that Synergy develops and may further limit its commercial opportunities. Synergy's results of operations could be materially adversely affected by proposed healthcare reforms, by the Medicare prescription drug coverage legislation, by the possible effect of such current or future legislation on amounts that private insurers will pay and by other health care reforms that may be enacted or adopted in the future.

        In September 2007, the Food and Drug Administration Amendments Act of 2007 was enacted, giving the FDA enhanced post-marketing authority, including the authority to require post-marketing studies and clinical trials, labeling changes based on new safety information, and compliance with risk evaluations and mitigation strategies approved by the FDA. The FDA's exercise of this authority could result in delays or increased costs during product development, clinical trials and regulatory review, increased costs to assure compliance with post-approval regulatory requirements, and potential restrictions on the sale and/or distribution of approved products.

        Except for those risk factors discussed above there have been no material changes from the risk factors disclosed in our Form 10-K for the year ended December 31, 2011.

ITEM 6    EXHIBITS

(a)

Exhibits
31.1	Certification of Chief Executive Officer required under Rule 13a-14(a)/15d-14(a) under the Exchange Act.
31.2	Certification of Principal Financial Officer required under Rule 13a-14(a)/15d-14(a) under the Exchange Act.
32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of Principal Financial Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101
Financial statements from the quarterly report on Form 10-Q of the Company for the quarter ended September 30, 2012, filed on November 19, 2012, formatted in Extensible Business Reporting Language (XBRL): (i) the Condensed Consolidated Statements of Operations, (ii) the Condensed Consolidated Balance Sheets, (iii) the Condensed Consolidated Statements of Cash Flows (iv) the Condensed Consolidated Statement of Stockholders Equity (Deficit) and (v) the Notes to Consolidated Financial Statements tagged as blocks of text.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALLISTO PHARMACEUTICALS, INC. (Registrant)
Date: November 19, 2012	By:	/s/ GARY S. JACOB Gary S. Jacob Chief Executive Officer
Date: November 19, 2012	By:	/s/ BERNARD F. DENOYER Bernard F. Denoyer Senior Vice President, Finance

EXHIBIT 31.1

CERTIFICATIONS

I, Gary S. Jacob, certify that:

        1)    I have reviewed this quarterly report on Form 10-Q of Callisto Pharmaceuticals, Inc.

        2)    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

        3)    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

        4)    The registrant's other certifying officer and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a)    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b)    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c)     Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d)    Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

        5)    The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions);

          a)    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b)    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 19, 2012	/s/ GARY S. JACOB Gary S. Jacob Chief Executive Officer

EXHIBIT 31.2

CERTIFICATIONS

I, Bernard F. Denoyer, certify that:

        1)    I have reviewed this quarterly report on Form 10-Q of Callisto Pharmaceuticals, Inc.

        2)    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

        3)    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

        4)    The registrant's other certifying officer and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a)    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b)    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c)     Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          d)    Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

        5)    The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions);

          a)    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b)    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 19, 2012	/s/ BERNARD F. DENOYER Bernard F. Denoyer Senior Vice President, Finance

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
CALLISTO PHARMACEUTICALS, INC.
FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2012
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I am the Chief Executive Officer of Callisto Pharmaceuticals, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-Q of the Company for the quarter ended September 30, 2012 and filed with the Securities and Exchange Commission ("Form 10-Q").

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2012	/s/ GARY S. JACOB Gary S. Jacob Chief Executive Officer

EXHIBIT 32.2

CERTIFICATION OF SENIOR VICE PRESIDENT, FINANCE
CALLISTO PHARMACEUTICALS, INC.
FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2012
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I am the Senior Vice President, Finance of Callisto Pharmaceuticals, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-Q of the Company for the quarter ended September 30, 2012 and filed with the Securities and Exchange Commission ("Form 10-Q").

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2012	/s/ BERNARD F. DENOYER Bernard F. Denoyer Senior Vice President, Finance

CALLISTO PHARMACEUTICALS, INC. PROXY FOR SPECIAL MEETING TO BE HELD ON JANUARY 3, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints, Gabriele M. Cerrone and Gary S. Jacob, and each of them, as proxies, each with full power of substitution, to represent and to vote all of the shares of common stock of Callisto Pharmaceuticals, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on January 3, 2013 and at any adjournments thereof, subject to the directions indicated on this Proxy Card. In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any postponements and adjournments thereof. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF. IMPORTANT--This Proxy must be signed and dated below. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on January 3, 2013 at 1:00 p.m. local time at the Company’s offices located at 420 Lexington Avenue, Suite 1609, New York, New York 10170. The proxy statement is available at www.pstvote.com/callisto2012. THIS IS YOUR PROXY YOUR VOTE IS IMPORTANT! Dear Stockholder: We cordially invite you to attend the Special Meeting of Stockholders of Callisto Pharmaceuticals, Inc. to be held at Callisto’s offices located at 420 Lexington Avenue, Suite 1609, New York, New York on Thursday, January 3, 2013 beginning at 1:00 p.m. local time. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. 1. Proposal to adopt and approve the Agreement and Plan of Merger, dated as of July 20, 2012, as amended October 15, 2012, by and between Synergy Pharmaceuticals, Inc. and Callisto Pharmaceuticals, Inc. 2. Proposal to consider and vote upon an adjournment of the meeting, if necessary, if a quorum is present, if there are not sufficient votes in favor of Proposal No. 1 Dated: , 201 Signature Name Title Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title. FOR FOR AGAINST AGAINST ABSTAIN ABSTAIN

Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to www.pstvote.com/callisto2012. Enter your control number (12 digit number located below) Via Mail: Philadelphia Stock Transfer, Inc. 2320 Haverford Rd., Suite 230 Ardmore, PA 19003 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet vong is available through 11:59 p.m., prevailing time, on January 2, 2013. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.